                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Capital Appreciation Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay Capital
                                                              Appreciation Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Portfolio Composition                       8
                                                              Returns & Lipper Rankings                  12
                                                              Top 10 Equity Holdings                     14
                                                              10 Largest Purchases                       14
                                                              10 Largest Sales                           14
                                                              Portfolio of Investments                   15
                                                              Financial Statements                       17
                                                              Notes to Financial Statements              22
                                                              Report of Independent Accountants          26
                                                              The MainStay Funds                         27

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Capital Appreciation Fund Highlights

                               1998 MARKET RECAP

- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row.

- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.

- Financial problems in Asia, Russia, and Latin America led most investors to seek highly liquid, predominantly domestic stocks with steady growth and relatively predictable earnings.

- Technology and pharmaceutical stocks generally showed strong performance, while energy and commodity-related stocks tended to underperform.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Capital Appreciation Fund returned 39.24% for Class A shares and 38.15% for Class B and Class C shares,* excluding all sales charges.

- The Fund benefited from seeking to remain fully invested throughout the year and from careful security selection among the leading large-capitalization companies in the technology and pharmaceutical sectors.

- Our decision to reduce the Fund's positions in problem sectors such as energy contributed positively to performance.

- All share classes outperformed the average Lipper* capital appreciation fund, which returned 19.96% for the year.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.


                                                                               3
                                                                               -

$10,000 Invested in the MainStay
Capital Appreciation Fund
versus S&P 500 and Inflation

CLASS A SHARES SEC Returns: 1-year 31.59%, 5-year 21.08%, 10-year 21.95%

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND               S&P 500*                   INFLATION+
                                                    -----------------               --------                   ----------
12/88                                                    9450.00                    10000.00                    10000.00
12/89                                                   11913.00                    13162.00                    10464.00
12/90                                                   12403.00                    12754.00                    11118.00
12/91                                                   20882.00                    16631.00                    11449.00
12/92                                                   23179.00                    17897.00                    11788.00
12/93                                                   26427.00                    19694.00                    12111.00
12/94                                                   26024.00                    19954.00                    12426.00
12/95                                                   35337.00                    27444.00                    12749.00
12/96                                                   42108.00                    33740.00                    13171.00
12/97                                                   52255.00                    44996.00                    13395.00
12/98                                                   72762.00                    57855.00                    13611.00

CLASS B & CLASS C SHARES
Class B SEC Returns: 1-year 33.15%, 5-year 21.71%, 10-year 22.36%
Class C SEC Returns: 1-year 37.15%, 5-year 21.89%, 10-year 22.36%

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND               S&P 500*                   INFLATION+
                                                    -----------------               --------                   ----------
12/88                                                   10000.00                    10000.00                    10000.00
12/89                                                   12606.00                    13162.00                    10464.00
12/90                                                   13124.00                    12754.00                    11118.00
12/91                                                   22097.00                    16631.00                    11449.00
12/92                                                   24528.00                    17897.00                    11788.00
12/93                                                   27965.00                    19694.00                    12111.00
12/94                                                   27539.00                    19954.00                    12426.00
12/95                                                   37206.00                    27444.00                    12749.00
12/96                                                   44111.00                    33740.00                    13171.00
12/97                                                   54456.00                    44996.00                    13395.00
12/98                                                   75232.00                    57855.00                    13611.00

Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply to the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(*) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, many investors sought refuge in stocks they felt were least likely to be affected by these difficulties. The market focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects. Purely domestic issues continued to do well, while oil and commodity-related stocks tended to show poor performance. The technology sector as a whole made strong advances and pharmaceutical companies generally performed well as new drug introductions and aggressive marketing helped push earnings and stock prices higher.

Declining interest rates improved earnings prospects for many companies in the latter half of the year, and subdued inflation also helped strengthen the stock market's advance. Despite international tensions and impeachment action against President Clinton, the stock market remained relatively strong at the end of the year.

HOW DID THE MAINSTAY CAPITAL APPRECIATION FUND PERFORM IN THIS MARKET
ENVIRONMENT?

Quite well. The MainStay Capital Appreciation Fund returned 39.24% for Class A shares and 38.15% for Class B and Class C shares(+) for the year ended 12/31/98, excluding all sales charges. All share classes strongly outperformed the average Lipper(++) capital appreciation fund, which returned 19.96% for the year and the S&P 500 Index, which returned 28.58% in 1998.

HOW DID THE FUND MANAGE TO DO SO WELL?

A number of factors contributed positively to the Fund's performance, but we believe the most important factor was sticking to our strict investment disciplines. In investing the Fund's assets, we seek companies with strong growth prospects, considering factors such as steady revenue growth and increasing earnings per share. The Fund's emphasis on large-capitalization companies helped performance during the volatile market environment of 1998, as these were the stocks most investors favored when problems in foreign markets caused a flight to quality. We also reduced the Fund's positions in sectors we felt were weak, such as energy. By concentrating on winners and largely avoiding losers, the Fund had an excellent year.

WHICH SECTORS CONTRIBUTED MOST STRONGLY TO PERFORMANCE?

We don't spend a lot of time on sector weightings. Instead, we choose stocks for the Fund based on their individual merits after extensive quantitative analysis and fundamental research. As a result of the Fund's selection process, we found a number of technology stocks that we believed had strong growth potential and they contributed to the Fund's significant outperformance. The Fund was overweighted

VOLATILITY
--------------------------------------------------------------------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

COMMODITIES
--------------------------------------------------------------------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

INFLATION
--------------------------------------------------------------------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

EARNINGS PER SHARE
--------------------------------------------------------------------------------
The portion of a company's profit allocated to each share of outstanding common stock.
--------------------------------------------------------------------------------
*  See footnote on page 4 for more information on the S&P 500 Index.
(+) Performance for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.
(++)  See footnote and table on page 12 for more information on Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/86                                                                            -3.56
12/87                                                                            -2.18
12/88                                                                             2.55
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24

CLASS B & CLASS C SHARES

                                                                       CLASS B & CLASS C SHARES
                                                                       ------------------------
12/86                                                                            -3.56
12/87                                                                            -2.18
12/88                                                                             2.55
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            36.15

in technology stocks through all four quarters of 1998.

Pharmaceutical stocks also had an excellent year, and the Fund had a number of holdings that did well. New drug introductions, direct-to-consumer advertising, and a long pipeline of FDA-approved drugs awaiting release helped advance the sector as a whole.

Consumer staples as a group showed relatively weak performance in 1998, as many global consumer product companies faced pressure from the emerging markets. The Fund did not own many of these stocks. Instead, the Fund was more concentrated in relatively defensive, purely domestic companies in this sector,

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be over-weighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

[PIE CHART]

Retail                                                                   17.4%
Computer Software & Services                                            10.30%
Health Care-Drugs                                                       10.10%
Financial-Miscellaneous                                                  8.00%
Communications-Equipment                                                 6.90%
All Others                                                              47.30%

such as supermarkets, which performed well at a time when the market seemed to prefer stable growth and relatively predictable earnings. The supermarket industry is rapidly consolidating, which has helped improve margins and profits.

CAN YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT DID WELL?

Certainly. Lucent Technologies was the Fund's best-performing stock in 1998 and also its largest holding. The company has done exceedingly well, with the value of the Fund's position more than tripling during the year. Cisco Systems is another technology stock that showed outstanding performance, with an increase of 149%(sec.) in 1998.

In January, the Fund purchased EMC Corp., a stock it had owned and sold a few years ago. The company is a leader in corporate data storage systems, hardware, and software. We believed EMC had excellent potential, based on increasing dominance in the company's market sector and rapidly accelerating earnings. The Fund's position almost doubled in value during the year.

Compuware Corp. is a computer software company that was also among the Fund's best-performing stocks, and it more than doubled in value during the year.

DID ALL OF THE FUND'S TECHNOLOGY STOCKS DO THAT WELL?

No, the Fund held a few issues that showed relatively weak performance. Computer Associates is an example. The company's management team announced that it might have difficulty closing some large contracts, which led to lower earnings expectations. As a result, Computer Associates was among the worst-performing stocks in the Fund's investment portfolio in 1998, returning -25% for the year.

-------
(sec.) Returns reflect performance
 for the one-year period
 ended 12/31/98.

WHAT ABOUT PHARMACEUTICAL STOCKS?

Given the positive fundamentals in the pharmaceutical industry and the high unit volume growth these companies can generate in a low-inflation environment, pharmaceuticals were generally excellent performers. Stand-out companies among drug stocks included Eli Lilly, a stock the Fund has held for some time, and Schering-Plough Corp., which was up sharply in 1997 also. Schering-Plough's product for allergy sufferers, Claritin, boosted sales and earnings to record levels and helped the stock more than double in value in 1998. Overall, pharmaceutical stocks accounted for a substantial portion of the Fund's positive total return. During the year, we also increased the Fund's position in Merck, a major drug company profiting from successful products such as Fosamax, Singulair, and many others. The stock increased 39% over the course of the year, contributing positively to performance. Although we increased the Fund's position in Pfizer, our timing could have been better. In the first half of the year, many investors were selling the stock to take profits after the release of its drug Viagra. Since the Fund seeks long-term capital appreciation, however, we looked at the company's fundamentals and continued to hold the stock in the Fund's portfolio, which had a modestly positive impact for the year.

DID THE FUND REMAIN OVERWEIGHTED IN FINANCIAL STOCKS IN 1998?

No, over the course of the year, we decreased the Fund's weighting in financial stocks for a number of reasons. First, we believed that growth was slowing in the financial sector. Second, the huge mergers in the financial industry produced companies that were more difficult to analyze and evaluate.

The NationsBank merger with BankAmerica is a good example. The merger agreement had barely been completed when BankAmerica announced it would take a large write-off because of exposure to a faltering hedge fund. Since the stock no longer fit the Fund's growth criteria and risk profile, we sold the Fund's position, which had a slightly negative impact.

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART GRAPHIC]

Common Stocks                                                    96.6%
Cash, Equivalents and Other Assets, Less Liabilities              3.4%

MERGERS AND
ACQUISITIONS
--------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

Another mega merger in the financial sector was Travelers and Citicorp joining to form Citigroup. With management facing a substantial reorganization in an uncertain financial environment, we decided to cut back on our holdings in Citigroup in October, which had a negative impact on performance.

We also sold the Fund's holdings in MGIC Investment Corp., a mortgage lender that saw decelerating growth as interest rates dropped in the second half of the year. The decision was positive for the Fund and allowed us to invest in more profitable securities. Washington Mutual was another stock sold to reduce the Fund's financial holdings. The stock had appreciated significantly over the last few years, and we decided to take profits when the company's earnings growth rate slowed. The impact for 1998 was slightly negative.

Not all of the Fund's financial holdings underperformed. SunAmerica was one of the Fund's best performers in 1998, as news of its sale to AIG propelled its stock price to new highs. At year end, the Fund had a weighting similar to that of the S&P 500 in the financial sector.

WHAT WERE SOME OF THE MAJOR PURCHASES THE FUND MADE DURING THE YEAR?

In addition to the purchases already mentioned, the Fund purchased Fred Meyer, a large supermarket chain. We liked the company's fundamentals and believed it might benefit from consolidation in the supermarket industry. The Fund bought the stock midyear at an average price of about $40, and shortly after we bought it, the company announced that it would be acquired by Kroger, another of the Fund's investments. By the end of the year, Fred Meyer stock was trading around $60, for an increase of about 50% from the Fund's purchase price.

In the second quarter, the Fund purchased Colgate-Palmolive. The company has a long record of stable growth and was having success with its launch of Total toothpaste in the U.S. in early 1998. Despite the company's international exposure, we believed it could still produce strong earnings advances due to the diversity of its revenue streams and the cost-cutting program it had underway. For the year, the stock was up 28%, which was in line with the S&P 500 Index.

As new money came into the Fund over the course of the year, we used much of it to add to the Fund's most successful positions, including Lucent Technologies, Cisco Systems, EMC Corp., and others. So our buying strategy paralleled our investment strategy of sticking with the winners in the Fund's investment portfolio.

WERE ALL OF THE FUND'S PURCHASES EQUALLY SUCCESSFUL?

No. The Fund purchased HBO & Company, a leading provider of health care software systems, during the third quarter of 1998. The company looked attractive given its size, market share, and growth rate. But shortly after the Fund purchased the stock, the company decided to merge with McKesson, a leading drug distributor. Miscommunication about the merger caused the stock to underperform the market. Although the stock provided a positive return, on a relative basis, it had a negative impact on the Fund's performance.

                                                                               9
                                                                               -

WHAT ELSE DID THE FUND SELL DURING 1998?

Perhaps the Fund's most significant sales were in the energy sector. In light of declining oil prices and weakening prospects for oil services companies we sold the Fund's positions in Diamond Offshore, Halliburton, and ENSCO. Since the impact of energy service stocks was almost uniformly negative in 1998, we viewed the sales as positive for the portfolio, even though the Fund lost a modest amount of money on each of these transactions. The wisdom of reallocating the assets was further underscored as oil prices continued to decline.

The Fund also sold toy maker Mattel during the first half of the year as fundamentals deteriorated. We were pleased to sell the Fund's position at a gain over its original purchase price, although the sale had a slightly negative impact on the Fund's performance in 1998. Later developments at the company confirmed that the Fund's sale of this position was a good decision.

DID THE FUND MAKE OTHER SIGNIFICANT SALES?

Yes. The Fund sold Tenet Healthcare Corp. and United Healthcare Corp., both of which were experiencing decelerating earnings growth rates. Tenet is a large hospital chain that is grappling with lower medicare reimbursements. United Healthcare, like many HMOs, is battling rising medical costs and an inability to smoothly integrate acquisitions. We believe both sales were positive for the Fund because they freed up cash allowing us to pursue other investment opportunities.

Adaptec is a technology company the Fund sold at a loss, after the Asian crisis and slower earnings growth undercut the fundamental reasons for owning the stock. The stock continued to decline even further throughout most of the year. So again, we consider the decision a positive one for the Fund's shareholders.

Hewlett-Packard Co. was a long-standing position in the Fund that simply failed to live up to earnings expectations. The Fund sold the stock at a huge gain over its original cost, but at a slight loss for the year.

WHICH STOCKS WERE THE FUND'S WORST PERFORMERS IN 1998?

By far the worst stock was Cendant, which was plagued by news of accounting irregularities at its merger partner, CUC International. The stock, which was a major holding, was down nearly 44% for the year. As of year end, the Fund continued to own Cendant stock as we believe the market has overpenalized a company that is exhibiting strong operating momentum and generating $1.5 billion of free cash flow.

Other poor performers included HEALTHSOUTH, a nationwide rehabilitation and outpatient surgery company, which surprised the market by missing third quarter earnings projections and preannouncing that problems would continue in 1999. Conseco is an insurance company that acquired Green Tree Financial and suffered from negative perceptions of its top management. Despite these and a few other weak performers, the Fund was still able to outperform the market by a substantial margin.

10
-

WERE THERE OTHER ASPECTS OF THE FUND'S MANAGEMENT THAT HELPED OR HURT
PERFORMANCE?

Our focus during the year was primarily on the kinds of stocks the market wanted--large-capitalization issues with consistent growth records and relatively dependable and predictable earnings. While we couldn't predict the problems in Russia or Brazil, we have always believed that stocks with superior fundamentals are likely to get stronger on a relative basis when macroeconomic problems arise. While we also couldn't predict specific company shortfalls, we believe the Fund's diversification and stock selection process helped contribute to excellent performance in 1998.

WERE THERE SPECIFIC WAYS YOU SOUGHT TO MANAGE THE FUND'S RISK DURING THE YEAR?

Selling the Fund's energy stocks was one step we took, with a positive overall impact on performance. We also avoided a heavy overweighting in technology.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to view the markets as highly volatile and generally unpredictable. So instead of trying to time our investments or dodge and weave with the market, we will continue to select companies with strong growth characteristics and solid performance records. The Fund invests for the long-term and we believe the market is willing to pay a premium for companies that can show consistent growth potential over time. Despite one of the most tumultuous markets in history, we view 1998 as a confirmation of the Fund's approach to seeking long-term growth of capital, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is
no guarantee of
future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  39.24%   22.45%     22.64%         17.16%
    Class B  38.15%   21.89%     22.36%         16.95%
    Class C  38.15%   21.89%     22.36%         16.95%

   FUND SEC RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  31.59%   21.08%     21.95%         16.64%
    Class B  33.15%   21.71%     22.36%         16.95%
    Class C  37.15%   21.89%     22.36%         16.95%

   FUND LIPPER+ RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                    LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 12/31/98
    Class A              32 out of         n/a          n/a      14 out of
                         250 funds                               111 funds
    Class B              35 out of     13 out of    3 out of     5 out of
                         250 funds     95 funds     55 funds     41 funds
    Class C                  n/a           n/a          n/a             n/a
    Average Lipper
    capital
    appreciation
    fund                    19.96%       14.96%       14.09%           11.36%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $48.74      $0.0000      $2.1410
    Class B     $47.54      $0.0000      $2.1410
    Class C     $47.54      $0.0000      $2.1410

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.


12
-

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.


                                                                              13
                                                                               -

Top 10 Equity Holdings as of 12/31/98

                             HOLDING                                       AMOUNT
   Lucent Technologies Inc.                                             $109,989,000
   Tyco International Ltd.                                               107,477,089
   Cisco Systems, Inc.                                                   106,558,031
   EMC Corp.                                                              99,526,500
   Lilly (Eli) & Co.                                                      94,954,050
   MCI WorldCom, Inc.                                                     94,586,590
   Compuware Corp.                                                        92,859,375
   Schering-Plough Corp.                                                  92,278,550
   Safeway Inc.                                                           92,247,187
   Sun Microsystems                                                       90,933,750

10 Largest Purchases for the year ended 12/31/98

                        SECURITY                            AMOUNT OF PURCHASE
   Colgate-Palmolive Co.                                           $50,081,934
   HBO & Co.                                                        47,117,701
   EMC Corp.                                                        39,175,201
   Pfizer Inc.                                                      36,814,184
   Fred Meyer, Inc.                                                 36,056,241
   Chancellor Media Corp.                                           32,716,644
   Clear Channel Communications, Inc.                               31,785,006
   Providian Financial Corp.                                        31,461,800
   IMS Health Inc.                                                  28,590,100
   Walt Disney Co. (The)                                            27,925,205

10 Largest Sales for the year ended 12/31/98

                        SECURITY                              AMOUNT OF SALE
   Household International, Inc.                                   $37,608,889
   MGIC Investment Corp.                                            37,121,446
   Gillette Co.                                                     28,428,000
   Hewlett-Packard Co.                                              27,909,573
   Walt Disney Co. (The)                                            27,800,789
   Lucent Technologies Inc.                                         27,629,528
   BankAmerica Corp.                                                26,261,476
   Tenet Healthcare Corp.                                           26,041,219
   Tyco International Ltd.                                          23,962,259
   Mattel, Inc.                                                     23,808,884

-------
This breakdown is pro-
vided for informational
purposes only. The
Fund's holdings may
change daily. All pur-
chases and sales are
aggregated by issuer.
A shareholder owns
shares of the Fund but
does not own a direct
interest in any of the
specific securities listed.
Short-term securities are
are excluded. See Portfolio of
Investments for specific
type of security held.

14
-

Portfolio of Investments December 31, 1998

                                 Shares             Value
--------------------------------------------------------------
COMMON STOCKS (96.6%)+

BANKS (1.9%)
SouthTrust Corp..............      407,750      $   15,061,266
Wells Fargo & Co.............    1,087,300          43,424,044
                                                --------------
                                                    58,485,310
                                                --------------
BROADCAST/MEDIA (3.4%)
Chancellor Media Corp. (a)...      759,000          36,337,125
Clear Channel Communications,
 Inc. (a)....................      652,600          35,566,700
Cumulus Media Inc. (a).......      600,000           9,975,000
Fox Entertainment Group, Inc.
 (a).........................      595,000          14,986,562
Univision Communications Inc.
 (a).........................      255,000           9,227,812
                                                --------------
                                                   106,093,199
                                                --------------

CHEMICALS (1.0%)
Monsanto Co..................      631,700          30,005,750
                                                --------------

COMMUNICATIONS--EQUIPMENT (6.9%)
Cisco Systems, Inc. (a)......    1,148,100         106,558,031
Lucent Technologies Inc......      999,900         109,989,000
                                                --------------
                                                   216,547,031
                                                --------------

COMPUTER SOFTWARE & SERVICES (10.3%)
Computer Associates
 International, Inc..........      570,787          24,329,796
Compuware Corp. (a)..........    1,188,600          92,859,375
Equifax Inc..................      796,200          27,220,088
HBO & Co.....................    1,523,100          43,693,931
Microsoft Corp. (a)..........      601,000          83,351,187
Oracle Corp. (a).............    1,196,000          51,577,500
                                                --------------
                                                   323,031,877
                                                --------------

COMPUTER SYSTEMS (6.0%)
EMC Corp. (a)................    1,170,900          99,526,500
Sun Microsystems (a).........    1,062,000          90,933,750
                                                --------------
                                                   190,460,250
                                                --------------

CONSUMER FINANCE (1.4%)
Providian Financial Corp.....      602,550          45,191,250
                                                --------------

ELECTRONICS--SEMICONDUCTORS (1.8%)
Intel Corp...................      485,100          57,514,669
                                                --------------
--------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                 Shares             Value

FINANCIAL--MISCELLANEOUS (8.0%)
Associates First Capital
 Corp. Class A...............    1,585,600      $   67,189,800
Citigroup Inc................      820,000          40,590,000
Fannie Mae...................      484,700          35,867,800
Freddie Mac..................      437,400          28,184,963
SunAmerica Inc...............    1,003,200          81,384,600
                                                --------------
                                                   253,217,163
                                                --------------

HEALTH CARE DISTRIBUTORS (1.8%)
Cardinal Health Inc..........      738,750          56,052,656
                                                --------------

HEALTH CARE--DRUGS (10.1%)
Elan Corp. PLC ADR (a) (b)...      660,400          45,939,075
Lilly (Eli) & Co.............    1,068,400          94,954,050
Merck & Co., Inc.............      291,400          43,036,137
Pfizer Inc...................      325,700          40,854,994
Schering-Plough Corp.........    1,670,200          92,278,550
                                                --------------
                                                   317,062,806
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (5.4%)
Guidant Corp.................      777,300          85,697,325
Medtronic, Inc...............    1,155,900          85,825,575
                                                --------------
                                                   171,522,900
                                                --------------

HEALTH CARE--MISCELLANEOUS (2.9%)
HEALTHSOUTH Corp. (a)........    1,560,900          24,096,394
Johnson & Johnson............      818,484          68,650,345
                                                --------------
                                                    92,746,739
                                                --------------

HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co.........      564,700          52,446,513
                                                --------------

INSURANCE (2.6%)
American International Group,
 Inc.........................      547,912          52,941,997
Conseco, Inc.................      947,500          28,957,969
                                                --------------
                                                    81,899,966
                                                --------------

LEISURE TIME (1.9%)
Harley-Davidson, Inc.........    1,255,200          59,465,100
                                                --------------

MANUFACTURING--DIVERSIFIED (4.4%)
Illinois Tool Works Inc......      490,400          30,956,500
Tyco International Ltd.......    1,424,717         107,477,089
                                                --------------
                                                   138,433,589
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

MainStay Capital Appreciation Fund

                                 Shares             Value
--------------------------------------------------------------
POLLUTION CONTROL (1.3%)
Waste Management, Inc........      859,700      $   40,083,513
                                                --------------
RETAIL (17.4%)
Bed Bath & Beyond, Inc.
 (a).........................    1,180,800          40,294,800
CVS Corp.....................    1,173,100          64,520,500
Dollar General Corp..........    1,186,921          28,041,009
Fred Meyer, Inc. (a).........      820,800          49,453,200
Home Depot, Inc. (The).......    1,338,700          81,911,706
Kohl's Corp. (a).............    1,110,700          68,238,631
Kroger Co. (a)...............      855,900          51,781,950
Safeway Inc. (a).............    1,513,800          92,247,187
Staples, Inc. (a)............    1,636,100          71,477,119
                                                --------------
                                                   547,966,102
                                                --------------

SPECIALIZED SERVICES (3.4%)
Cendant Corp. (a)............    2,292,328          43,697,503
IMS Health Inc...............      435,900          32,883,206
Service Corp.
 International...............      837,000          31,858,312
                                                --------------
                                                   108,439,021
                                                --------------

TELECOMMUNICATIONS--LONG DISTANCE (3.0%)
MCI WorldCom, Inc. (a).......    1,318,280          94,586,590
                                                --------------
 (Cost $1,553,809,408).......                    3,041,251,994
                                                --------------
                                Principal
                                 Amount
                               -----------
SHORT-TERM INVESTMENTS (4.3%)

COMMERCIAL PAPER (4.3%)
American Express Credit Corp.
 5.85%, due 1/5/99...........  $15,000,000          14,990,247
Ford Motor Credit Co.
 5.62%, due 1/7/99...........   25,000,000          24,976,543

--------------------------------------------------------------
                                Principal
                                 Amount             Value
COMMERCIAL PAPER (CONTINUED)
General Electric Capital
 Corp.
 5.53%, due 1/8/99...........  $21,860,000      $   21,836,444
Halifax PLC
 5.60%,due 1/6/99............   30,000,000          29,976,615
Salomon Smith Barney Holdings
 Inc.
 5.57%, due 1/20/99..........   23,657,000          23,587,347
Xerox Credit Corp.
 5.20%, due 1/4/99...........   21,000,000          20,990,899
                                                --------------
Total Short-Term Investments
 (Cost $136,358,095).........                      136,358,095
                                                --------------
Total Investments
 (Cost $1,690,167,503) (c)...        100.9%      3,177,610,089(d)
Liabilities in Excess of
 Cash, and Other Assets......         (0.9)        (28,149,668)
                                      ----         -----------
Net Assets...................        100.0%     $3,149,460,421
                                     =====      ==============

-------
 (a) Non-income producing security.
 (b) ADR-American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (d) At December 31, 1998, net unrealized appreciation was $1,487,442,586, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,508,591,197 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $21,148,611.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $1,690,167,503)...........................................       $3,177,610,089
Cash........................................................                3,967
Receivables:
  Fund shares sold..........................................           18,920,116
  Investment securities sold................................           10,303,094
  Dividends and interest....................................              555,476
Other assets................................................               38,951
                                                                   --------------
        Total assets........................................        3,207,431,693
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           47,286,924
  Fund shares redeemed......................................            6,291,914
  NYLIFE Distributors.......................................            2,269,486
  MainStay Management.......................................            1,353,411
  Transfer agent............................................              427,091
  Custodian.................................................               21,899
  Trustees..................................................               21,826
Accrued expenses............................................              298,721
                                                                   --------------
        Total liabilities...................................           57,971,272
                                                                   --------------
Net assets..................................................       $3,149,460,421
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       81,003
  Class B...................................................              579,126
  Class C ..................................................                  337
Additional paid-in capital..................................        1,650,080,631
Accumulated net realized gain on investments................           11,276,738
Net unrealized appreciation on investments..................        1,487,442,586
                                                                   --------------
Net assets..................................................       $3,149,460,421
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  394,847,838
                                                                   ==============
Shares of beneficial interest outstanding...................            8,100,298
                                                                   ==============
Net asset value and offering price per share outstanding....       $        48.74
Maximum sales charge (5.50% of offering price)..............                 2.84
                                                                   --------------
Maximum offering price per share outstanding................       $        51.58
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,753,012,409
                                                                   ==============
Shares of beneficial interest outstanding...................           57,912,585
                                                                   ==============
Net asset value and offering price per share outstanding....       $        47.54
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    1,600,174
                                                                   ==============
Shares of beneficial interest outstanding...................               33,661
                                                                   ==============
Net asset value and offering price per share outstanding....       $        47.54
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 11,901,911
  Interest..................................................     5,470,645
                                                              ------------
    Total income............................................    17,372,556
                                                              ------------
Expenses:
  Management................................................    17,938,412
  Distribution--Class B.....................................    16,545,235
  Distribution--Class C.....................................         1,108
  Service--Class A..........................................       713,699
  Service--Class B..........................................     5,513,797
  Service--Class C..........................................           384
  Transfer agent............................................     4,899,150
  Shareholder communication.................................       453,599
  Recordkeeping.............................................       275,485
  Custodian.................................................       223,924
  Registration..............................................       211,921
  Professional..............................................       145,098
  Trustees..................................................        77,749
  Miscellaneous.............................................       101,708
                                                              ------------
    Total expenses before waiver............................    47,101,269
Fees waived by Manager......................................    (4,592,655)
                                                              ------------
    Net expenses............................................    42,508,614
                                                              ------------
Net investment loss.........................................   (25,136,058)
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   127,423,848
Net change in unrealized appreciation on investments........   738,696,408
                                                              ------------
Net realized and unrealized gain on investments.............   866,120,256
                                                              ------------
Net increase in net assets resulting from operations........  $840,984,198
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $8,468.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (25,136,058)  $  (16,994,618)
  Net realized gain on investments..........................     127,423,848       96,408,190
  Net change in unrealized appreciation on investments......     738,696,408      290,211,529
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     840,984,198      369,625,101
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................     (16,348,271)      (7,157,066)
    Class B.................................................    (118,109,099)     (63,640,592)
    Class C.................................................         (53,596)              --
                                                              --------------   --------------
      Total distributions to shareholders...................    (134,510,966)     (70,797,658)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     605,025,203      226,767,009
    Class B.................................................     625,714,322      525,712,343
    Class C.................................................       1,433,793               --
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      15,045,166        6,842,740
    Class B.................................................     115,889,976       62,561,489
    Class C.................................................          44,608               --
                                                              --------------   --------------
                                                               1,363,153,068      821,883,581
  Cost of shares redeemed:
    Class A.................................................    (528,505,344)    (173,693,435)
    Class B.................................................    (477,612,621)    (330,598,281)
    Class C.................................................          (3,507)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     357,031,596      317,591,865
                                                              --------------   --------------
      Net increase in net assets............................   1,063,504,828      616,419,308
NET ASSETS:
Beginning of year...........................................   2,085,955,593    1,469,536,285
                                                              --------------   --------------
End of year.................................................  $3,149,460,421   $2,085,955,593
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                             19
                                                                              -

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                                  --------------------------------------------------
                                                                               Year ended December 31,
                                                                  --------------------------------------------------
                                                                    1998          1997          1996          1995
                                                                  --------      --------      --------      --------
Net asset value at beginning of period......................      $  36.60      $  30.56      $  25.90      $  19.11
                                                                  --------      --------      --------      --------
Net investment income (loss) (a)............................         (0.14)        (0.16)        (0.08)         0.03
Net realized and unrealized gain (loss) on investments......         14.42          7.48          5.05          6.81
                                                                  --------      --------      --------      --------
Total from investment operations............................         14.28          7.32          4.97          6.84
                                                                  --------      --------      --------      --------
Less distributions:
  From net realized gain on investments.....................         (2.14)        (1.28)        (0.31)        (0.05)
                                                                  --------      --------      --------      --------
Net asset value at end of period............................      $  48.74      $  36.60      $  30.56      $  25.90
                                                                  ========      ========      ========      ========
Total investment return (b).................................         39.24%        24.10%        19.16%        35.79%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............................         (0.34%)       (0.48%)        (0.3%)         0.2%
    Expenses................................................          1.23%         1.09%          1.1%          1.1%
    Net Expenses (after waiver).............................          1.04%         1.09%          1.1%          1.1%
Portfolio turnover rate.....................................            29%           35%           16%           29%
Net assets at end of period (in 000's)......................      $394,848      $216,292      $126,958      $ 44,434

-------

 *   The Fund changed its fiscal year end from August 31 to December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

                                      Class B                                        Class C
    ---------------------------------------------------------------------------   -------------
                                                      September 1                 September 1**
                Year ended December 31,                 through      Year ended      through
    -----------------------------------------------   December 31,   August 31,   December 31,
       1998         1997         1996        1995        1994*          1994          1998
    ----------   ----------   ----------   --------   ------------   ----------   -------------
    $    36.02   $    30.25   $    25.77   $  19.11     $  19.93      $  19.47       $36.15
    ----------   ----------   ----------   --------     --------      --------       ------
         (0.45)       (0.34)       (0.22)     (0.08)       (0.03)        (0.12)       (0.10)
         14.11         7.39         5.01       6.79        (0.65)         1.13        13.63
    ----------   ----------   ----------   --------     --------      --------       ------
         13.66         7.05         4.79       6.71        (0.68)         1.01        13.53
    ----------   ----------   ----------   --------     --------      --------       ------
         (2.14)       (1.28)       (0.31)     (0.05)       (0.14)        (0.55)       (2.14)
    ----------   ----------   ----------   --------     --------      --------       ------
    $    47.54   $    36.02   $    30.25   $  25.77     $  19.11      $  19.93       $47.54
    ==========   ==========   ==========   ========     ========      ========       ======
         38.15%       23.45%       18.56%     35.11%       (3.40%)        5.36%       37.66%

         (1.09%)      (1.00%)       (0.8%)     (0.4%)       (0.5%)+       (0.6%)      (1.09%)+
          1.98%        1.61%         1.6%       1.7%         1.8%+         1.8%        1.98%+
          1.79%        1.61%         1.6%       1.7%         1.8%+         1.8%        1.79%+
            29%          35%          16%        29%          11%           31%          29%
    $2,753,012   $1,869,664   $1,342,578   $856,221     $499,133      $472,497       $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not limited on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of


22
-

Notes to Financial Statements

business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $25,136,058 has been reclassified from accumulated net investment loss to additional paid-in capital, due to net investment loss incurred by the Fund in 1998.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has

                                                                              23
                                                                               -

MainStay Capital Appreciation Fund

delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72%. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 1998 the Manager earned $17,938,412 and waived $4,592,655 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $249,244 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $2,052,866 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $4,899,150.


24
-

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $63,495 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $275,485 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $939,322 and $693,143, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                             Period ended                       Year ended
                                                          December 31, 1998                 December 31, 1997
                                                  ----------------------------------       --------------------
                                                  Class A      Class B      Class C*       Class A      Class B
                                                  -------      -------      --------       -------      -------
Shares sold.....................................   14,362       15,214         33           6,499       15,460
Shares issued in reinvestment of
  distributions.................................      321        2,531          1             194        1,803
                                                  -------      -------         --          ------       ------
                                                   14,683       17,745         34           6,693       17,263
Shares redeemed.................................  (12,493)     (11,731)        --          (4,938)      (9,753)
                                                  -------      -------         --          ------       ------
Net increase....................................    2,190        6,014         34           1,755        7,510
                                                  =======      =======         ==          ======       ======

-------
*First offered on September 1, 1998.


                                                                              25
                                                                               -

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999


26
-

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields Financial
                                     combination of capital appreciation and income.        Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

                                                                              27
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.


28
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                                              29
                                                                               -

                                              MAINSTAY CAPITAL APPRECIATION FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.

[MAINSTAY(R) LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN05-02/99

  [RECYCLE LOGO]

                                                    [MAINSTAY(R) BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Blue Chip Growth Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay Blue
                                                              Chip Growth Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            7
                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Fund & Lipper Returns                      11
                                                              Top 10 Holdings                            12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           12
                                                              Portfolio of Investments                   13
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              19
                                                              Report of Independent Accountants          24
                                                              The MainStay Funds                         25

PRESIDENT'S LETTER

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Blue Chip Growth Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- Declining interest rates and low inflation had a positive impact on growth stocks.

- International economic weakness, especially the ailing Asian markets, dampened economic growth in the U.S. and Europe.

- The near-collapse of a large hedge fund added to concerns about a lack of liquidity in the market.

- Global fears of recession and financial market instability prompted three successive interest rate cuts by the Federal Reserve Board.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- The MainStay Blue Chip Growth Fund commenced operations on June 1, 1998.

- The Fund returned 16.40% for Class A shares and 16.00% for Class B and Class C shares,* for the since-inception period from 6/1/98 through 12/31/98.

- The Fund benefited from emphasis on financial services, technology, and media stocks, which showed strong performance during the reporting period.

- Weaknesses in Asia and declining oil prices caused some of the Fund's holdings to underperform.

- All share classes outperformed the average Lipper* growth fund, which returned 10.23% over the same since-inception period.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

$10,000 Invested in the MainStay
Blue Chip Growth Fund versus
S&P 500 and Inflation

CLASS A SHARES SEC Returns: since inception 10.00%

                                                MAINSTAY BLUE CHIP GROWTH
                                                          FUND                      S&P 500*                   INFLATION
                                                -------------------------           --------                   ----------
6/1/98                                                     9450                       10000                       10000
6/98                                                       9809                       10406                       10006
9/98                                                       8524                        9371                       10043
12/98                                                     11000                       11367                       10098

CLASS B SHARES SEC Returns: since inception 11.00%

                                                MAINSTAY BLUE CHIP GROWTH
                                                          FUND                      S&P 500*                    INFLATION+
                                                -------------------------           --------                    ---------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10380                       10406                       10006
9/98                                                       9010                        9371                       10043
12/98                                                     11100                       11367                       10098

CLASS C SHARES SEC Returns: since inception 15.00%

                                                MAINSTAY BLUE CHIP GROWTH
                                                          FUND                      S&P 500*                    INFLATION+
                                                -------------------------           --------                    ---------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10380                       10406                       10006
9/98                                                       9010                        9371                       10043
12/98                                                     11500                       11367                       10098

--------------------

     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the 1% CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

DEFAULT
--------------------
Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

CREDIT SPREADS
--------------------
Difference in the value of two options, when the value of the one sold exceeds the value of the one bought.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Portfolio Management Discussion and Analysis

After climbing through the first half of the year even as volatility increased, all major U.S. equity indices posted negative returns for the third quarter, as stocks tumbled on both domestic and international news. Lower corporate profits, expectations of slower growth in the second half of the year and the General Motors strike contributed to a July sell-off. In August, Russia defaulted on its domestic debt, weak commodity prices dampened the economic outlook for Latin America, and ongoing economic instability in Asia impacted markets worldwide. In addition, a large hedge fund faced major difficulties, requiring a bailout by a consortium of Wall Street firms. The announcement of this bailout package, orchestrated by the Federal Reserve Board, forced corporate credit spreads to widen significantly and liquidity to decrease. The return of the S&P 500(*) Index in August was one of the ten worst in its history.

In a market reversal, the U.S. stock market roared back with a vengeance during the fourth quarter of 1998. Buoyed by low inflation, solid economic growth, better-than-expected U.S. corporate earnings reports and a long-awaited series of interest-rate reductions by the Federal Reserve Board, the S&P 500 Index rebounded to the 1100-point range, up nearly 15% from its third-quarter low of
957. The year ended with the strongest fourth-quarter returns in twenty years for most major U.S. large-capitalization equity indices and large gains in many technology-related stocks.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY BLUE CHIP GROWTH FUND PERFORM IN 1998?

The MainStay Blue Chip Growth Fund commenced operations on 6/1/98. For the seven months ended 12/31/98, the Fund returned 16.40% for Class A shares and 16.00% for Class B and Class C shares,(+) excluding all sales charges. All share classes outperformed the average Lipper(++) growth fund, which returned 10.23% for the same seven-month period.

HOW WAS THE FUND ABLE TO OUTPERFORM ITS PEERS?

The Fund was able to outperform its peers because of its weighting in certain sectors. The Fund benefited from our decision to emphasize financial services stocks, which outperformed the market as interest rates declined, and to increase the Fund's holdings in technology and media stocks. As a result, the Fund participated in the significant rally that swept the market during the fourth quarter.

WHICH SECTOR HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

Technology. This sector contained some of the Fund's best performers. At the end of July, the MainStay Blue Chip Growth Fund had a 12.5% weighting in technology stocks. When the market plunged in the third quarter, we took advantage of lower prices in technology stocks and boosted some of the Fund's holdings. By November, we had increased the Fund's technology weighting to 17.5%, as we added to the Fund's Microsoft position and other holdings. In December, the Fund purchased additional shares of Dell

6
-------
 *   See footnote on page 5 for more information on the S&P 500.

(+) Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

(++) See footnote and table on page 11 for more information on Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

                                                                                         TOTAL RETURNS
                                                                          -----------------------------------------------
                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
Period End
6/98                                                                         3.8%                              3.8%
12/98                                                                       16.4%                               16%
Class C share returns reflect the historical performance of
  the Class B shares for periods 6/98 through 8/98.
See footnote * on page 11 for more information on
  performance.

Computer, Texas Instruments, Sun Microsystems, Cisco Systems, Hewlett-Packard, and BMC Software for the Fund, among others. As a result, the Fund's commitment to the sector increased to 25%, nearly double the 12.6% technology weighting of the S&P 500.

WHAT OTHER MARKET SECTORS CONTRIBUTED SIGNIFICANTLY TO PERFORMANCE?

The Fund's holdings in the media sector aided performance during the second half of 1998. One stock that performed particularly well for the Fund was MediaOne (formerly U.S. West Cable), the nation's third-largest cable operator. The Fund purchased MediaOne in June and it rose in value through the end of the year, representing a 3.2% portfolio position. Going forward, we believe that MediaOne will benefit strongly from cable's potential for Internet access, the company's 25% ownership stake in Time Warner Entertainment, and general consolidation within the industry.

The Fund also purchased Clear Channel, one of the country's largest owner-operators of radio stations and outdoor advertising systems. We started to buy the stock for the Fund in June and it rose through year end. This had a positive impact on the Fund's investment portfolio. Recently, Clear Channel acquired foreign media properties. We believe that this, combined with the ongoing consolidation in the radio industry, should help contribute to Clear Channel's success. Although, the Fund's weighting in the media sector decreased from 17.5% in July to 10.1% in December--the Fund was still overweighted relative to the 3.6% weighting for the S&P 500.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

Yes. The Fund had taken small positions in Smith International, Schlumberger, and Halliburton, with the belief that these oil service stocks were significantly undervalued given reasonable expectations for oil demand. When oil prices fell, the value of these three stocks declined approximately 20% each. As a result of this and reduced growth expectations, we sold the Fund's positions and have not reentered the sector.

CORRECTION
--------------------
Reverse movement, usually downward, in the price of an individual stock, bond, commodity, or index.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

RETAIL                          10.8%
COMPUTER SOFTWARE & SERVICES    10.7%
BROADCAST/MEDIA                 10.1%
COMPUTER SYSTEMS                 9.9%
BANKS                            7.9%
ALL OTHER                       50.6%

Actual percentages will vary over time

The Fund had also purchased Molex, a capital goods company, and Sigma Aldrich, a specialty chemical company, in June. Both fell victim to reduced earnings expectations due to Asia-related economic weakness, which in turn resulted in a drop in the price of their shares. We sold the Fund's holdings in each of these companies in August, in order to provide liquidity for more attractive investments.

The Fund also took some profits selling some of its drug company holdings, as these stocks reached record-high valuations.

HOW WAS THE FUND AFFECTED BY THE MARKET'S THIRD QUARTER CORRECTION?

Shifting political, economic, and financial factors played an important role in the performance of the markets in 1998 as did investor psychology. While the U.S. equity market did not flinch when the U.S. bombed Iraq, political repercussions from the Clinton scandal and the hedge fund bailout sent jitters through the world's financial system. Emerging-market investors were crushed by Russia's default and the near collapse of the Japanese banking system.

The effect of these events was a dramatic third-quarter market correction. We continued to emphasize companies with a strong domestic growth profile and took advantage of the market's steep decline by increasing the Fund's weightings in several sectors, including technology, financial services, media, and business services.

WHICH OF THE FUND'S STOCKS WERE THE BEST OVERALL PERFORMERS?

Charles Schwab, a financial services holding company, was the Fund's best performer for the seven-month period, jumping an incredible 168%(sec.) as a result of explosive growth in mutual fund business and Internet trading. Sun Microsystems also contributed significantly to the Fund's performance, increasing 78% as a result of its alliance with AOL and Netscape. Walgreen was up 57%, in response to very strong prescription drug sales.

8

-------
(sec.) Returns are for the period in which the securities were held in the portfolio.

WHICH OF THE FUND'S STOCKS WERE THE WORST OVERALL PERFORMERS?

Besides the three oil service companies, Halliburton, Schlumberger, and Smith International, a machinery company named Sundstrand was weak due to exposure to the ailing Asian markets. While the Fund sold the first three, it continues to hold Sundstrand, because we believe it is undervalued given its earnings outlook, and we continue to expect healthy performance from this company in 1999.

WERE THERE SECTORS IN WHICH THE FUND WAS UNDERWEIGHTED?

Yes. As of December 31, 1998, the Fund was underweighted in consumer staples and manufacturing and had no positions in consumer cyclicals, transportation, and utility stocks. We expect the Fund's underweightings to remain as they were at the end of 1998 for the early months of the new year.

WHAT RISKS DO YOU SEE GOING FORWARD?

Financial instability in markets around the world continues to be a concern. We will continue to closely monitor these events and their impact on the U.S. economy. As the U.S. Senate's impeachment trial of the President proceeds, we will also be on the lookout for any fallout in the financial markets.

We manage risk in the Fund through careful portfolio diversification. No one industry represents more than 25% of the total portfolio and no one stock represents more than 5% of the Fund's total assets. As specific sectors become over- or under-valued, we also manage risk either by taking profits or by increasing the Fund's investment.

WHAT DO YOU FORESEE FOR 1999?

We anticipate that inflation will remain dormant for the foreseeable future. In our opinion, the Federal Reserve Board could possibly move to reduce interest rates further, if warranted by a slowing economy or another foreign economic crisis. Although we believe the domestic economy will slow, it should be able to avoid recession. We also expect that corporate profits will continue to make modest progress.

PORTFOLIO COMPOSITION AS OF 12/31/98

COMMON STOCKS                                          96.80%
CASH, EQUIVALENTS & OTHER ASSETS, LESS LIABILITIES      3.20%

Actual percentages will vary over time.
                                                                               9
CYCLICAL STOCK
--------------------
Stock that tends to rise quickly when the economy turns up and to fall quickly when the economy turns down. Examples include housing, automobiles, and paper.

Equity valuations at the end of 1998 were not cheap, and unforseen problems could create difficulties for the markets. Southeast Asia remains sluggish. Boris Yeltsin of Russia remains in ill health. Brazil has failed to pass the austerity measures required for additional funding from the International Monetary Fund. The U.S. Senate has begun the impeachment trial of William Jefferson Clinton. And while Long-Term Capital Management is no longer front page news, there are still many unregulated and unaccountable hedge funds in operation.

Amid all of these question marks, we will continue to focus on the industry leaders--companies with visible, consistent earnings that are selling at reasonable valuations. We do not anticipate a material change in the sector weightings of the portfolio in the near term. The Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies, with current income as a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

10
Past performance is no guarantee of future results.

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                                 LIFE OF FUND
                               THROUGH 12/31/98
    Class A                         16.40%
    Class B                         16.00%
    Class C                         16.00%

   FUND SEC RETURNS(*)

                                 LIFE OF FUND
                               THROUGH 12/31/98
    Class A                         10.00%
    Class B                         11.00%
    Class C                         15.00%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                      LIFE OF FUND
                    THROUGH 12/31/98
    Average Lipper
    growth fund          10.23%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $11.64      $0.0000      $0.0000
    Class B     $11.60      $0.0000      $0.0000
    Class C     $11.60      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper average listed above is not class specific. Life of fund return is for the period of the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                                             AMOUNT
   MediaOne Group, Inc.                                            $1,865,900
   Clear Channel Communications, Inc.                               1,727,650
   Cisco Systems, Inc.                                              1,684,547
   Microsoft Corp.                                                  1,664,250
   Mellon Bank Corp.                                                1,601,875
   CBS Corp.                                                        1,598,200
   Marsh & McLennan Cos., Inc.                                      1,577,813
   State Street Corp.                                               1,565,156
   Home Depot, Inc. (The)                                           1,560,281
   Lowe's Cos., Inc.                                                1,535,625

10 Largest Purchases for the period ended 12/31/98

   SECURITY                                                AMOUNT OF PURCHASE
   MediaOne Group, Inc.                                            $1,616,926
   Clear Channel Communications, Inc.                               1,568,181
   Marsh & McLennan Cos., Inc.                                      1,541,473
   Mellon Bank Corp.                                                1,515,490
   CBS Corp.                                                        1,433,922
   International Business Machines Corp.                            1,333,596
   State Street Corp.                                               1,317,525
   Microsoft Corp.                                                  1,276,978
   Schlumberger Ltd.                                                1,267,977
   Lowe's Cos., Inc.                                                1,240,194

10 Largest Sales for the period ended 12/31/98

   SECURITY                                                    AMOUNT OF SALE
   Schlumberger Ltd.                                                 $968,534
   First Data Corp.                                                   543,639
   Halliburton Co.                                                    498,216
   Guidant Corp.                                                      390,323
   General Re Corp.                                                   300,775
   Tellabs, Inc.                                                      273,541
   Sigma-Aldrich Corp.                                                240,985
   Lilly (Eli) & Co.                                                  232,780
   General Electric Co.                                               232,717
   Smith International Inc.                                           199,816

12
-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (96.8%)+
AEROSPACE/DEFENSE (2.1%)
Sundstrand Corp. ...............     23,000       $ 1,193,125
                                                  -----------

BANKS (7.9%)
Bank of New York Co., Inc.
 (The)..........................      9,600           386,400
Mellon Bank Corp. ..............     23,300         1,601,875
Northern Trust Corp. ...........     11,800         1,030,288
State Street Corp. .............     22,500         1,565,156
                                                  -----------
                                                    4,583,719
                                                  -----------
BEVERAGES--SOFT DRINKS (1.7%)
Coca-Cola Co. (The).............      7,000           468,125
PepsiCo, Inc. ..................     12,700           519,906
                                                  -----------
                                                      988,031
                                                  -----------
BROADCAST/MEDIA (10.1%)
CBS Corp. ......................     48,800         1,598,200
Clear Channel Communications,
 Inc. (a).......................     31,700         1,727,650
Infinity Broadcasting Corp.
 Class A (a)....................     25,000           684,375
MediaOne Group, Inc. (a)........     39,700         1,865,900
                                                  -----------
                                                    5,876,125
                                                  -----------

COMMUNICATIONS--EQUIPMENT (6.2%)
Cisco Systems, Inc. (a).........     18,150         1,684,547
Lucent Technologies Inc. .......     12,100         1,331,000
Tellabs, Inc. (a)...............      8,100           555,356
                                                  -----------
                                                    3,570,903
                                                  -----------

COMPUTER SOFTWARE & SERVICES
 (10.7%)
Automatic Data Processing,
 Inc. ..........................     12,700         1,018,381
BMC Software, Inc. (a)..........     10,200           454,537
Ceridian Corp. (a)..............     13,000           907,562
Computer Sciences Corp. (a).....     15,000           966,563
Microsoft Corp. (a).............     12,000         1,664,250
SunGard(R) Data Systems Inc.
 (a)............................     30,800         1,222,375
                                                  -----------
                                                    6,233,668
                                                  -----------
COMPUTER SYSTEMS (9.9%)
Dell Computer Corp. (a).........     10,600           775,788
EMC Corp. (a)...................     16,800         1,428,000
Hewlett-Packard Co. ............     10,300           703,619
International Business Machines
 Corp. .........................      8,300         1,533,425
Sun Microsystems, Inc. (a)......     15,500         1,327,188
                                                  -----------
                                                    5,768,020
                                                  -----------
-------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                    Shares           Value

COSMETICS/PERSONAL CARE (1.0%)
Gillette Co. (The)..............     12,000       $   579,750
                                                  -----------

ELECTRICAL EQUIPMENT (2.9%)
General Electric Co. ...........      9,000           918,562
Honeywell Inc. .................     10,300           775,719
                                                  -----------
                                                    1,694,281
                                                  -----------

ELECTRONICS (3.8%)
Intel Corp. ....................     11,500         1,363,469
Texas Instruments Inc. .........     10,000           855,625
                                                  -----------
                                                    2,219,094
                                                  -----------

ENTERTAINMENT (3.7%)
Time Warner Inc. ...............     21,000         1,303,312
Viacom Inc. Class B (a).........      6,000           444,000
Walt Disney Co. (The)...........     13,600           408,000
                                                  -----------
                                                    2,155,312
                                                  -----------

FINANCE (0.9%)
T. Rowe Price Associates,
 Inc. ..........................     14,500           496,625
                                                  -----------

FOOD (0.6%)
Ralston Purina Co. .............     11,300           365,837
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS
 (0.6%)
Sysco Corp. ....................     13,200           362,175
                                                  -----------

HEALTH CARE (4.1%)
Abbott Laboratories.............      2,000            98,000
Bristol-Myers Squibb Co. .......      7,600         1,016,975
Johnson & Johnson...............      4,000           335,500
Warner-Lambert Co. .............     12,200           917,287
                                                  -----------
                                                    2,367,762
                                                  -----------

HEALTH CARE--DRUGS (2.7%)
Lilly (Eli) & Co. ..............      4,000           355,500
Merck & Co., Inc. ..............      4,300           635,056
Pfizer Inc. ....................      4,400           551,925
                                                  -----------
                                                    1,542,481
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS
(1.7%)
Baxter International Inc. ......      8,200           527,363
Becton, Dickinson & Co. ........     10,000           426,875
                                                  -----------
                                                      954,238
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)......      6,200       $   566,138
                                                  -----------

INSURANCE (3.4%)
American International Group,
 Inc. ..........................      4,050           391,331
Marsh & McLennan Cos., Inc. ....     27,000         1,577,813
                                                  -----------
                                                    1,969,144
                                                  -----------
INVESTMENT BANK/BROKERAGE (2.1%)
Charles Schwab Corp. (The)......     12,750           716,391
Merrill Lynch & Co., Inc. ......      7,200           480,600
                                                  -----------
                                                    1,196,991
                                                  -----------

PUBLISHING (5.2%)
Gannett Co., Inc. ..............     15,000           992,812
McGraw-Hill Cos., Inc. (The)....      3,200           326,000
New York Times Co. (The)........     34,000         1,179,375
Tribune Co. ....................      7,600           501,600
                                                  -----------
                                                    2,999,787
                                                  -----------

RETAIL (10.8%)
Home Depot, Inc. (The)..........     25,500         1,560,281
Lowe's Cos., Inc. ..............     30,000         1,535,625
Rite Aid Corp. .................     25,000         1,239,062
Tiffany & Co. ..................     15,500           804,063
Walgreen Co. ...................      1,500            87,844
Wal-Mart Stores, Inc............     12,500         1,017,969
                                                  -----------
                                                    6,244,844
                                                  -----------

SPECIALIZED SERVICES (3.7%)
Interpublic Group of Cos., Inc.
 (The)..........................     16,800         1,339,800
Omnicom Group Inc. .............     14,000           812,000
                                                  -----------
                                                    2,151,800
                                                  -----------
Total Common Stocks
 (Cost $47,080,463).............                   56,079,850
                                                  -----------

-------------------------------------------------------------
                                  Principal
                                    Amount           Value

SHORT-TERM INVESTMENT (2.3%)

REPURCHASE AGREEMENT (2.3%)
State Street Bank and Trust
 Company, 4.80%, due 1/4/99,
 with a maturity value of
 $1,343,716
 (Collateralized by $1,010,000
 U.S. Treasury Note, 8.125%,
 due 08/15/19 market
 value--$1,376,125).............  $1,343,000      $ 1,343,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,343,000)..............                    1,343,000
                                                  -----------
Total Investments
 (Cost $48,423,463) (b).........       99.1%       57,422,850(c)
Cash and Other Assets,
 Less Liabilities...............        0.9           535,725
                                      -----         ---------
Net Assets......................      100.0%      $57,958,575
                                      =====         =========

-------
 (a) Non-income producing security.
 (b) The cost for Federal income tax purposes is $48,493,257.
 (c) At December 31, 1998, net unrealized appreciation was $8,929,593 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,142,582 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $212,989.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $48,423,463)..............................................       $57,422,850
Cash........................................................               425
Receivables:
  Fund shares sold..........................................           608,791
  Dividends and interest....................................            36,537
Unamortized organization expense............................            59,713
                                                                   -----------
        Total assets........................................        58,128,316
                                                                   -----------
LIABILITIES:
Payables:
  MainStay Management.......................................            44,004
  NYLIFE Distributors.......................................            32,609
  Transfer agent............................................            14,627
  Custodian.................................................            14,064
  Fund shares redeemed......................................            13,514
  Trustees..................................................               383
Accrued expenses............................................            50,540
                                                                   -----------
        Total liabilities...................................           169,741
                                                                   -----------
Net assets..................................................       $57,958,575
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,635
  Class B...................................................            33,169
  Class C...................................................               103
Additional paid-in capital..................................        49,950,666
Accumulated net realized loss on investments................        (1,041,385)
Net unrealized appreciation on investments..................         8,999,387
                                                                   -----------
Net assets..................................................       $57,958,575
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,360,965
                                                                   ===========
Shares of beneficial interest outstanding...................         1,663,458
                                                                   ===========
Net asset value per share outstanding.......................       $     11.64
Maximum sales charge (5.50% of offering price)..............              0.68
                                                                   -----------
Maximum offering price per share outstanding................       $     12.32
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $38,477,780
                                                                   ===========
Shares of beneficial interest outstanding...................         3,316,938
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.60
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   119,830
                                                                   ===========
Shares of beneficial interest outstanding...................            10,327
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.60
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   146,952
  Interest..................................................       64,129
                                                              -----------
    Total income............................................      211,081
                                                              -----------
Expenses:
  Management................................................      189,170
  Distribution--Class B.....................................       83,013
  Distribution--Class C.....................................          191
  Transfer agent............................................       64,715
  Service--Class A..........................................       19,546
  Service--Class B..........................................       27,682
  Service--Class C..........................................           64
  Shareholder communication.................................       40,152
  Registration..............................................       21,393
  Professional..............................................       19,608
  Custodian.................................................       14,065
  Recordkeeping.............................................        8,769
  Organization..............................................        7,840
  Trustees..................................................          781
  Miscellaneous.............................................       28,538
                                                              -----------
    Total expenses..........................................      525,527
                                                              -----------
Net investment loss.........................................     (314,446)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,041,385)
Net unrealized appreciation on investments..................    8,999,387
                                                              -----------
Net realized and unrealized gain on investments.............    7,958,002
                                                              -----------
Net increase in net assets resulting from operations........  $ 7,643,556
                                                              ===========

-------

 *   Commencement of operations.
(a)  Dividends recorded net of foreign withholding taxes of $33.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (314,446)
  Net realized loss on investments..........................      (1,041,385)
  Net unrealized appreciation on investments................       8,999,387
                                                                 -----------
  Net increase in net assets resulting from operations......       7,643,556
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      17,005,699
    Class B.................................................      35,664,242
    Class C.................................................         125,295
  Cost of shares redeemed:
    Class A.................................................        (302,462)
    Class B.................................................      (2,156,973)
    Class C.................................................         (20,782)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      50,315,019
                                                                 -----------
      Net increase in net assets............................      57,958,575
NET ASSETS:
Beginning of period.........................................              --
                                                                 -----------
End of period...............................................     $57,958,575
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................      $ 10.00        $ 10.00            $ 8.60
                                                                  -------        -------            ------
Net investment loss (a).....................................        (0.07)         (0.10)            (0.06)
Net realized and unrealized gain on investments.............         1.71           1.70              3.06
                                                                  -------        -------            ------
Total from investment operations............................         1.64           1.60              3.00
                                                                  -------        -------            ------
Net asset value at end of period............................      $ 11.64        $ 11.60            $11.60
                                                                  =======        =======            ======
Total investment return (b).................................        16.40%         16.00%            34.88%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................        (1.66%)+       (2.41%)+          (2.41%)+
    Expenses................................................         2.34%+         3.09%+            3.09%+
Portfolio turnover rate.....................................           21%            21%               21%
Net assets at end of period (in 000's)......................      $19,361        $38,478            $  120

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected

MainStay Blue Chip Growth Fund

by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $314,446 have been reclassified from accumulated net investment loss to additional paid-in capital, due to net investment loss incurred by the Fund in 1998.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company, Inc. (the "Sub-Adviser"), a majority owned subsidiary of Gabelli Funds, Inc. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended December 31, 1998 the Manager earned $189,170.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Gabelli Asset Management Company, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the " Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the

MainStay Blue Chip Growth Fund

Fund's Class B and Class C shares. The Distribution Plan provides that the Class B shares and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $18,599 for the period ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $9,233 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998, amounted to $64,715.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $10,476,000 and $1,160,000, respectively. This represents 54.1% and 3.0% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $701 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $8,769 for the period ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $344,621 is available, to the extent provided by regulations, to offset future realized gains through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $626,970 of qualifying capital losses that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $54,680 and $6,557, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                    June 1, 1998* through
                                                                      December 31, 1998
                                                            -------------------------------------
                                                            Class A       Class B       Class C**
                                                            -------       -------       ---------
Shares sold...............................................   1,693         3,538           12
Shares redeemed...........................................     (30)         (221)          (2)
                                                             -----         -----           --
Net increase..............................................   1,663         3,317           10
                                                             =====         =====           ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

    The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Blue Chip Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN19-02/99

  [RECYCLE LOGO]

                                                  MAINSTAY BLUE CHIP GROWTH FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay California Tax Free Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay
                                                              California
                                                              Tax Free Fund versus Lehman Brothers
                                                              Municipal Bond Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification of Holdings--Top 5          7
                                                              Quality Breakdown                           9
                                                              Returns & Lipper Rankings                  11
                                                              Portfolio of Investments                   12
                                                              Financial Statements                       14
                                                              Notes to Financial Statements              20
                                                              Report of Independent Accountants          25
                                                              The MainStay Funds                         26

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay California Tax Free Fund Highlights

                               1998 MARKET RECAP
- Seeking to take advantage of lower interest rates, many municipalities issued securities, dramatically increasing the supply of new issues in California.
- Despite lower interest rates, the oversupply, combined with modest demand, left municipal prices virtually flat throughout the year, which caused practically all of the California municipal market's total return to come from coupon payments.
- While municipal bonds tend to show less appreciation than government bonds when interest rates decline, municipals greatly underperformed Treasuries in 1998.
- Despite early concerns over the potential impact of the Asian crisis, California's technology companies had a strong year, and the State's economy strengthened enough to merit a minor upgrade from major rating agencies.

                                1998 FUND RECAP
- For the 12 months ended 12/31/98, the MainStay California Tax Free Fund returned 5.33% for Class A shares and 5.07% for Class B and Class C shares,* excluding all sales charges.
- The Fund's shifting duration strategy alternately helped and hurt performance as the market made minor moves that were largely unpredictable.
- Diversification across various locations and types of municipal issuers helped the Fund manage risk, and concentration on stronger credits helped improve the quality of the Fund's portfolio.
- Although Funds that could invest in lower-rated municipals tended to have higher yields, we believe that municipal "junk bonds" did not adequately compensate investors for the risks they had to assume.
- All share classes underperformed the average Lipper* California municipal debt fund, which returned 5.77% for the year ended 12/31/98.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance figures for Class C shares include the performance of Class B shares from 1/1/98 through 8/31/98.


                                                                               3
                                                                               -

$10,000 Invested in the MainStay
California Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation

CLASS A SHARES SEC Returns: 1-Year 0.59%, 5-Year 4.23%, since inception 6.00%

[BAR GRAPH]

                                             MAINSTAY CALIFORNIA TAX FREE   LEHMAN BROTHERS MUNICIPAL
YEAR END                                                 FUND                      BOND INDEX*                 INFLATION(+)
--------                                     ----------------------------   -------------------------          ------------
10/1/91                                                 9550.00                     10000.00                    10000.00
12/91                                                   9748.00                     10335.00                    10051.00
12/92                                                  10516.00                     11247.00                    10349.00
12/93                                                  11852.00                     12678.00                    10632.00
12/94                                                  11273.00                     11975.00                    10908.00
12/95                                                  12984.00                     14066.00                    11192.00
12/96                                                  13430.00                     14689.00                    11563.00
12/97                                                  14491.00                     16038.00                    11758.00
12/98                                                  15263.00                     17077.00                    11947.00

CLASS B & CLASS C SHARES   Class B SEC Returns: 1-Year 0.07%, 5-Year 4.63%,
                                                since inception 6.52%

                           Class C SEC Returns: 1-Year 4.07%, 5-Year 4.97%,
                                                since inception 6.52%

                                             MAINSTAY CALIFORNIA TAX FREE   LEHMAN BROTHERS MUNICIPAL
YEAR END                                                 FUND                      BOND INDEX*                 INFLATION(+)
--------                                     ----------------------------   -------------------------          ------------
10/1/91                                                 9550.00                     10000.00                    10000.00
12/91                                                   9748.00                     10335.00                    10051.00
12/92                                                  10516.00                     11247.00                    10349.00
12/93                                                  11852.00                     12678.00                    10632.00
12/94                                                  11273.00                     11975.00                    10908.00
12/95                                                  12984.00                     14066.00                    11192.00
12/96                                                  13430.00                     14689.00                    11563.00
12/97                                                  14491.00                     16038.00                    11758.00
12/98                                                  15263.00                     17077.00                    11947.00

----------
Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Returns shown do not reflect the Contingent Deferred Sales Charge
(CDSC), as it would not apply to the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance data varies after this date based on differences in their load and expense structures. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

When interest rates decline, bond prices rise. While municipal bonds typically appreciate less than government bonds, in 1998 their underperformance was more severe than usual. Historically, when a 30-year municipal bond yields 80% of a Treasury bond it is more than fully valued. Conversely, when it yields 90%, it is undervalued. But at the end of 1998, the ratio for municipal bonds nationwide was 98% or severely undervalued, and during early October, when Treasuries were at their peak, the ratio rose to 103%.

California municipal bonds followed this national trend and at year-end 1998 were exceedingly inexpensive on a relative basis. Nevertheless, the municipal market seemed unable to generate investor enthusiasm during 1998 as the stock market soared to new highs and long-term Treasury bonds provided total returns over 20%.

Seeking to take advantage of lower interest rates, many California municipalities issued securities, sending the supply of new issues to high levels. This oversupply, combined with lackluster demand, left prices virtually flat throughout most of the year. As a result, practically all of the total return opportunities in the municipal bond market came from coupon payments.

Early in the year, the Asian financial crisis raised questions about the potential impact on California's economy. While the problems are not yet fully resolved, several Asian markets regained a measure of stability during 1998, easing investor concerns. In the third quarter of the year, investors turned their attention to difficulties in Russia and Brazil and Federal Reserve Board moves to reduce interest rates. While these events had a dramatic impact on the stock and taxable bond markets, they had little effect on California municipal bonds. During the year, California debt received a modest upgrade by Moody's and Standard & Poor's, which was a positive development for investors.

HOW DID THE MAINSTAY CALIFORNIA TAX FREE FUND PERFORM IN THIS MARKET
ENVIRONMENT?

The MainStay California Tax Free Fund returned 5.33% for Class A shares and 5.07% for Class B and Class C shares(*) for the year ended 12/31/98, excluding all sales charges. All share classes under-performed the average Lipper(+) general municipal debt fund, which returned 5.77% for the year.

WHAT WERE THE PRIMARY REASONS THE FUND UNDERPERFORMED ITS PEERS?

The MainStay California Tax Free Fund must limit its long-term investments to securities that at the time of purchase are in the top four rating categories by Moody's or S&P, or deemed by the subadvisor to be of comparable quality. This high-quality profile sets the Fund at a slight disadvantage to other funds that can invest in lower-quality bonds with higher yields. The effect was magnified in 1998, when flat municipal prices meant that virtually all of the total return for


YIELD
--------------------
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

SUPPLY AND DEMAND
--------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

COUPON
--------------------
The interest rate an issuer promises to pay on a debt security until maturity, expressed as an annual percentage of the face value.
-------

* Performance for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

+ See footnote and table on page 11 for more information on Lipper Inc.


                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

YEAR END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            15.18
12/96                                                                             3.44
12/97                                                                             7.90
12/98                                                                             5.33

See footnote * on page 11 for more information on performance.

CLASS B & CLASS C SHARES
[BAR GRAPH]

YEAR END                                                                    TOTAL RETURN %
--------                                                                  ------------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            14.91
12/96                                                                             3.10
12/97                                                                             7.63
12/98                                                                             5.07

Class B returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94.
Class C share returns reflect the historical performance of the Class B shares for periods 12/91 through 8/98.
See footnote * on page 11 for more information on performance.

municipal bonds came from coupon payments. The Fund's duration strategy also impacted the Fund's performance. In the first quarter, the Fund's duration was longer than what we take to be the average in the municipal universe. But we changed the Fund's duration strategy to neutral just when the market rebounded, which had a negative impact on the portfolio in the second quarter. Since midyear, the Fund has generally had a long duration, which was a plus in the third quarter, but negative in the fourth quarter of 1998.

WHY HAS THE FUND MAINTAINED A LONG DURATION?

The Fund's long duration reflects our belief that municipal bonds are at their


FEDERAL RESERVE BOARD
--------------------
The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

DURATION
--------------------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/98

Education/    County/City/Special District -    Utility -   Other      Hospital/Nursing Home/
Dormitory     General Obligation                Water       Revenue    Health Care             All Other
20.2%             17.5%                          11%         9.3%         8.3%                  33.7%

Actual percentages will vary over time.

most attractive level compared to Treasuries since 1986. At year end, the Fund was positioned to benefit from lower interest rates, with about 25% of the portfolio in zero-coupon bonds and noncallable bonds. These securities tend to perform especially well in declining rate environments.

WAS 1998 A PARTICULARLY DIFFICULT MARKET FOR CALIFORNIA MUNICIPAL INVESTORS?

In many ways it was. Given the historical relationship of municipals and Treasuries, we would have expected more interest in municipal bonds. But given the oversupply in the market, which flattened price performance severely, the Fund faced a challenge to find ways to remain competitive.

HOW DID THE FUND ADDRESS THAT CHALLENGE?

One way was by taking a more aggressive stance on the coupon structure of the Fund's holdings. We pared back on coupons such as 5.00% and 5.125% and added zero-coupon bonds, noncallable bonds, and 4.50% to 4.75% coupons. These coupons generally do much better in a declining interest-rate environment, either because they have a longer duration or are likely to reach their par value later than bonds with slightly higher coupons. When a bond reaches its par value, it may be priced as if it had reached its call date, which lowers the bond's duration and typically has a negative impact on total return. We believe shifting the Fund's coupon structure helped position the portfolio positively in the general market environment.

WHAT IS THE OVERALL CREDIT QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT PORTFOLIO?

As of 12/31/98, it was about AA,(++) which is relatively high quality. About 55% of the credits in the Fund were rated AAA(sec.) and 15% of the Fund's assets were invested in lower-rated BBB* credits, with the rest of the portfolio invested in between.



ZERO-COUPON SECURITY
--------------------
A security that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer receives the rate of return by gradual appreciation of the security, which is redeemed at face value upon maturity.

NONCALLABLE SECURITY
--------------------
A security that cannot be redeemed at the option of the issuer prior to maturity.
-------
++ Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

sec. Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 * Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                               7
                                                                               -

In recent years, there has been a continuing increase in insured credits, or bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality. The increase in insured credits has made it more difficult to find securities that provide yield advantages in the municipal market.

HOW HAS THE FUND DEALT WITH THIS CHALLENGE?

By diversifying the portfolio across various quality ratings allowed by the prospectus, seeking bonds we believe provide attractive compensation for their level of risk. When yield spreads across different ratings are narrow, we may prefer the potential safety of higher-quality bonds as opposed to gaining a couple of basis points in yield from a lower-quality issue. Even when a bond is insured, we look at the quality of the underlying credit to make sure the return is commensurate with other bonds that may be available.

Several of the Fund's more significant sales in 1998 were designed to improve the quality of the portfolio by seeking bonds with better underlying credit quality. For example, the Fund sold Anaheim Finance Authority zero-coupon bonds due 2018 and 2022. Although the bonds were insured, the underlying credit was rated Baa3,(#) and the Fund sold the securities to purchase bonds with higher underlying quality. The Fund also sold Statewide Community, and purchased United Air Lines 5.70% bonds due 2033, a lower-rated credit that we also eventually replaced to improve the credit quality of the portfolio. We believe most investors want to strike an appropriate balance between quality and return, so we feel these transactions had a beneficial impact on the Fund.

DID THE FUND HOLD BBB-RATED BONDS PRIMARILY FOR THEIR HIGHER YIELDS?

While lower-rated credits generally provide higher yields, which is an advantage for shareholders, most of the BBB-rated bonds in the Fund were also selected for their prerefunding potential.

WHAT EXACTLY IS PREREFUNDING?

Most bonds carry a provision that allows the issuer to call the bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

ARE PREREFUNDING CANDIDATES GOOD MUNICIPAL INVESTMENTS?

We think they are, and many of the Fund's most significant purchases in 1998 were bought at least partially for their prerefunding potential. We added to the

BASIS POINT
--------------------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.
-------
(#) Bonds rated Baa are considered as medium- grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fund's Foothill Transportation zero-coupon bond holdings for their long duration and prerefunding potential. The Fund also purchased State University College 5.90% bonds due 2021 for their high coupon and their prospects for prerefunding if rates continue to decline. Both of these issues had a positive impact on performance.

DID YOU MAKE ANY PURCHASES FOR THE FUND FOR OTHER REASONS?

Of course, we may have a variety of reasons for purchasing bonds for the portfolio. During 1998, the Fund purchased East Bay Municipal District 4.75% bonds due 2021, because we liked the liquidity of the bonds and the discount coupon, and they contributed positively to the Fund's performance. The Fund also purchased Santa Monica California 5.25% bonds due 2013 because they were not callable. That helped extend the Fund's call protection and we believe the bonds will perform well if rates decline, but for the year, their impact on performance was neutral. The Fund also bought San Francisco B.A.R.T. 4.75% bonds due 2023, which we felt had a good trading name and an attractive discount coupon. Unfortunately, the Fund purchased the bonds near the market high, so they had a negative impact on performance. Another of the Fund's largest purchases was California Education Facility bonds with an attractive 5.625% coupon, due in 2023. The Fund bought the bonds to add to the yield of the portfolio, and they had a positive impact on performance.

WERE THERE OTHER MAJOR SALES YOU MADE FOR THE FUND?

Yes. I mentioned repositioning the Fund's coupon structure. One bond we sold in line with that objective was Los Angeles California 5.00% bonds due 2021. We believe the 5.00% coupons may be more vulnerable if rates decline, so we used the proceeds to purchase bonds that had a better coupon, given the current environment. In terms of performance, the sale was positive for the portfolio.

QUALITY BREAKDOWN--TOP 5 AS OF 12/31/98
[PIE CHART]





AAA                                              AA                     A                     BBB            CASH, EQUIVALENTS &
---                                              --                     -                     ---             OTHER ASSETS, LESS
                                                                                                                 LIABILITIES
                                                                                                             -------------------
55                                             18.80                   6.30                  15.60                   4.30


Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.
See the prospectus for details.

CALL PROTECTION
--------------------
The length of time during which a security cannot be redeemed by the issuer. To avoid subjecting a portfolio to the risk of having to reinvest at lower rates, it may be advantageous to purchase bonds that increase call protection over time.

                                                                               9
                                                                               -

WHICH BONDS WERE THE FUND'S STRONG PERFORMERS IN 1998?

Foothill Transportation zero-coupon bonds of 2027 were the Fund's best-performing securities for 1998. In addition to benefiting from prerefunding potential, we were able to purchase the bonds for the Fund near a market low, which contributed significantly to the gains. San Diego Gas & Electric 5.90% bonds due 2018 also performed well for the Fund, since noncallable bonds generally do well when interest rates decline.

WERE ANY OF THE FUND'S BONDS PREREFUNDED DURING THE YEAR?

Yes. The Fund owned Escondido California zero-coupon bonds due 2012, which were prerefunded and added significantly to the Fund's performance.

WAS THE FUND OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS AT YEAR END?

The Fund seeks diversification across different portions of the state and a wide variety of municipal sectors. It invests in everything from roads, airports, and hospitals to water, pollution control, and education bonds. During the fourth quarter, however, we reduced the Fund's exposure to electric-utility bonds because we believed that Proposition 9, which was on the California ballot in November and was designed to limit the ability of some utilities to recover certain costs, could have been detrimental to the industry. If it passed, we wanted the Fund to be underweighted in utilities. Since the proposition was rejected, we may increase the Fund's utility holdings again in the future.

While the Fund also seeks a variety of coupons and maturities, at the end of the year, the Fund had more zero-coupon, noncallable, and deep-discount bonds than the average fund, seeking to take advantage of lower interest rates. Because of the Fund's quality constraints, it was underweighted in lower-rated credits. During the year, the Fund also underweighted housing credits, which we believe had a positive impact, since housing bonds tend to perform poorly in a declining interest-rate environment as prepayment potential increases.

WHAT MAJOR RISKS DO INVESTORS FACE, AND HOW ARE YOU MANAGING THEM?

Since the Fund has a long duration, it would tend to underperform if interest rates began to rise. We manage this risk by continually monitoring the economy, inflation, and anticipated action by the Federal Reserve Board. If inflation were to increase, we would probably reduce the Fund's duration.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We have positioned the Fund to seek to take advantage of lower interest rates and a return to the historical relationship between municipal and Treasury bonds. We believe if rates continue to decline, the Fund's overweighted positions in zero-coupon bonds, noncallable issues, and deep-discount bonds should contribute positively to performance. We believe our concentration on prerefunding candidates may also help the Fund enjoy gains if municipal rates drop as much as 50 basis points.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation



WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

Past performance is no guarantee of future results.

10
-

Returns & Lipper Rankings as of 12/31/98
   FUND AVERAGE ANNUAL TOTAL RETURNS*

                     1 YEAR     5 YEARS    LIFE OF FUND THROUGH 12/31/98
    Class A           5.33%      5.19%                 6.67%
    Class B           5.07%      4.97%                 6.52%
    Class C           5.07%      4.97%                 6.52%

   FUND SEC RETURNS*

                     1 YEAR     5 YEARS    LIFE OF FUND THROUGH 12/31/98
    Class A           0.59%      4.23%                 6.00%
    Class B           0.07%      4.63%                 6.52%
    Class C           4.07%      4.97%                 6.52%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                     1 YEAR     5 YEARS    LIFE OF FUND THROUGH 12/31/98
    Class A         78 out of    47 out              36 out of
                    107 funds      of                44 funds
                                62 funds
    Class B         95 out of     n/a                80 out of
                    107 funds                        81 funds
    Class C            n/a        n/a                   n/a
    Average Lipper
    CA municipal
    debt fund         5.77%      5.67%                 7.17%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $9.98       $0.4579      $0.0097
    Class B     $9.95       $0.4310      $0.0097
    Class C     $9.95       $0.1405      $0.0097

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and Class B shares for periods 1/1/95 up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load and expense structures.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering (10/1/91) through 12/31/98. Class B shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.


                                                                              11
                                                                               -

MainStay California Tax Free Fund

                                  Principal
                                   Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (95.7%)+

CALIFORNIA (93.8%)
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series A
 5.625%, due 7/1/23............  $ 1,100,000      $ 1,144,000
 Project B
 6.30%, due 4/1/21 (b).........      500,000          545,000
 Stanford University, Series N
 5.20%, due 12/1/27............    1,200,000        1,221,000
California Health Facilities
 Financing
 Authority, Hospital Sutter A
 6.70%, due 1/1/13 (b).........    1,000,000        1,023,990
California Housing Finance
 Agency
 Revenue, Home Mortgage
 Series C
 8.30%, due 8/1/19 (a).........       20,000           20,306
California Pollution Control
 Financing Authority Revenue
 San Diego Gas & Electric Co.
 Series A
 5.90%, due 6/1/14.............      400,000          450,500
California State University
 Revenue & Colleges
 Housing Systems
 5.90%, due 11/1/21............    1,800,000        1,973,250
California Statewide Community
 Development Corp.
 7.00%, due 9/1/09.............      240,000          262,500
Capistrano Unified School
 District
 Community Facility, Special
 Tax
 8.375%, due 10/1/20 (d).......    1,250,000        1,379,687
East Bay Municipal Utilities
 District Waste System Revenue
 4.75%, due 6/1/21.............    1,500,000        1,441,875
Eden Township Hospital District
 Revenue
 7.40%, due 11/1/19 (b)........      770,000          812,204
Escondido California Union High
 School District
 (zero coupon), due 11/1/12....    1,350,000          712,125
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/27.....    6,700,000        1,528,806
 (zero coupon), due 1/1/29.....      545,000          111,899
Inglewood Redevelopment Agency
 Tax Allocation
 Series A
 5.25%, due 5/1/17.............      500,000          525,000
-------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                  Principal
                                   Amount            Value
CALIFORNIA (CONTINUED)
Laguna Salada Union
 School District, Series B
 (zero coupon), due 8/1/23.....  $   700,000      $   200,375
Los Angeles California Harbor
 Department Revenue
 8.70%, due 9/1/15 (b).........      540,000          559,715
Los Angeles County
 Transportation Commission
 Sales Tax Revenue, Series A
 7.40%, due 7/1/15.............      400,000          416,312
Modesto California Irrigation
 District
 Financing Authority Revenue
 Domestic Water Project D
 4.75%, due 9/1/22.............      750,000          720,000
Oakland California General
 Obligation
 Measure K
 5.90%, due 12/15/22...........    1,000,000        1,106,250
Palo Alto California Unified
 School District, Series B
 5.375%, due 8/1/18............      700,000          726,250
Rancho Cucamonga California
 Redevelopment Agency
 Tax Allocation
 6.75%, due 9/1/20.............    2,000,000        2,080,180
San Diego California Industrial
 Development Revenue
 San Diego Gas and Electric Co.
 Series A
 5.90%, due 6/1/18.............    1,000,000        1,075,000
San Diego County Water
 Authority
 Revenue, Series A
 4.75%, due 5/1/20.............    1,000,000          968,750
San Francisco California Bay
 Area
 Rapid Transit District Sales
 Tax
 Revenue
 4.75%, due 7/1/23.............    1,000,000          960,000
San Francisco City & County
 Airports Commission
 International Airport Revenue
 Second Series, Issue 15B
 4.50%, due 5/1/28.............      600,000          550,500
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23.............    1,000,000        1,013,750
Santa Monica-Malibu Unified
 School District
 5.25%, due 8/1/13.............    1,250,000        1,348,438
 5.25%, due 8/1/17.............    1,000,000        1,058,750
Simi Valley California Unified
 School District, Refundable &
 Capital Improvement Projects
 5.25%, due 8/1/22.............      500,000          525,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Portfolio of Investments December 31, 1998

                                  Principal
                                   Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
South Tahoe California Joint
 Powers
 Financing Authority Revenue
 Project 1A
 7.20%, due 10/1/23............  $ 1,000,000      $ 1,140,000
Walnut California Improvement
 Agency Tax Allocation
 7.90%, due 9/1/09 (b).........      750,000          769,613
                                                  -----------
                                                   28,371,025
                                                  -----------

PUERTO RICO (1.9%)
Puerto Rico Commonwealth
 General Obligation
 Public Improvement
 4.75%, due 7/1/23.............      600,000          570,750
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $28,501,552)............                    28,941,775
                                                  -----------

SHORT-TERM INVESTMENTS (2.3%)
California Health Facility
  Finance
  Authority Revenue
  Series B
  5.10% due 7/1/12 (b)(c)......      200,000          200,000
 Series C
 5.10% due 7/1/22 (b)(c).......      200,000          200,000
Chula Vista California
 Industrial
 Development Revenue
 San Diego Gas, Series A
 5.00%, due 7/1/21 (c).........      100,000          100,000
Irvine Ranch California Water
 District
 Certificates Participation
 Improvement Project
 5.00%, due 8/1/16 (c).........      200,000          200,000
                                                  -----------
Total Short-Term Investments
 (Cost $700,000)...............                       700,000
                                                  -----------
Total Investments
 (Cost $29,201,552) (e)........         98.0%      29,641,775(f)
Cash and Other Assets,
 Less Liabilities..............          2.0          603,246
                                        ----        ---------
Net Assets.....................        100.0%     $30,245,021
                                        ----        ---------
                                        ----        ---------

-------

 (a) Interest on these securities is subject to alternative minimum tax.
 (b) Segregated as collateral for futures contracts.
 (c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
 (d) Prerefunding security-issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (f) At December 31, 1998, net unrealized appreciation was $440,223, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $630,980 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $190,757.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $29,201,552)..............................................       $29,641,775
Cash........................................................           297,922
Receivables:
  Investment securities sold................................           490,692
  Interest..................................................           449,270
  Fund shares sold..........................................            25,463
                                                                   -----------
        Total assets........................................        30,905,122
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           571,814
  Shareholder communication.................................            21,739
  MainStay Management.......................................            20,532
  Custodian.................................................             8,421
  NYLIFE Distributors.......................................             8,616
  Transfer agent............................................             5,799
  Fund shares redeemed......................................               890
  Trustees..................................................               240
  Accrued expenses..........................................            21,798
  Variation margin on futures contracts.....................               252
                                                                   -----------
        Total liabilities...................................           660,101
                                                                   -----------
Net assets..................................................       $30,245,021
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    19,244
  Class B...................................................            11,092
Additional paid-in capital..................................        29,714,880
Accumulated undistributed net realized gain on
  investments...............................................            59,582
Net unrealized appreciation on investments..................           440,223
                                                                   -----------
Net assets..................................................       $30,245,021
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,204,304
                                                                   ===========
Shares of beneficial interest outstanding...................         1,924,360
                                                                   ===========
Net asset value per share outstanding.......................       $      9.98
Maximum sales charge (4.50% of offering price)..............              0.47
                                                                   -----------
Maximum offering price per share outstanding................       $     10.45
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $11,040,466
                                                                   ===========
Shares of beneficial interest outstanding...................         1,109,242
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.95
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       251
                                                                   ===========
Shares of beneficial interest outstanding...................                25
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.95
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,566,543
                                                              ----------
Expenses:
  Management................................................     138,287
  Shareholder communication.................................      55,033
  Service--Class A..........................................      46,921
  Service--Class B..........................................      22,223
  Transfer agent............................................      43,552
  Professional..............................................      24,584
  Distribution--Class B.....................................      22,223
  Custodian.................................................      18,663
  Recordkeeping.............................................       8,531
  Registration..............................................       7,505
  Trustees..................................................         841
  Miscellaneous.............................................      22,382
                                                              ----------
    Total expenses before reimbursement.....................     410,745
Expense reimbursement from Manager..........................     (45,570)
                                                              ----------
    Net expenses............................................     365,175
                                                              ----------
Net investment income.......................................   1,201,368
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................     159,601
  Future transactions.......................................      35,366
                                                              ----------
Net realized gain on investments............................     194,967
Net change in unrealized appreciation on investments........      33,522
                                                              ----------
Net realized and unrealized gain on investments.............     228,489
                                                              ----------
Net increase in net assets resulting from operations........  $1,429,857
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,201,368    $ 1,128,924
  Net realized gain on investments..........................      194,967        407,293
  Net change in unrealized appreciation on investments......       33,522        237,577
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    1,429,857      1,773,794
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (829,959)      (847,841)
    Class B.................................................     (371,405)      (285,056)
    Class C.................................................           (4)            --
  From net realized gain on investments:
    Class A.................................................      (51,770)      (216,082)
    Class B.................................................      (28,842)       (85,569)
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,281,980)    (1,434,548)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    3,054,557      2,581,223
    Class B.................................................    4,619,693      2,238,857
    Class C.................................................          250             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      461,490        648,114
    Class B.................................................      228,712        235,604
    Class C.................................................            3             --
                                                              -----------    -----------
                                                                8,364,705      5,703,798
  Cost of shares redeemed:
    Class A.................................................   (2,614,618)    (3,369,454)
    Class B.................................................   (1,139,633)      (374,371)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    4,610,454      1,959,973
                                                              -----------    -----------
      Net increase in net assets............................    4,758,331      2,299,219
NET ASSETS:
Beginning of year...........................................   25,486,690     23,187,471
                                                              -----------    -----------
End of year.................................................  $30,245,021    $25,486,690
                                                              ===========    ===========
Accumulated distribution in excess of net investment income
  at end of year............................................  $        --    $      (784)
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

                       This page intentionally left blank

                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                              --------------------------------------------------------------------------------
                                                                                                  September 1
                                                         Year ended December 31,                    through         Year ended
                                              ----------------------------------------------      December 31,      August 31,
                                               1998         1997         1996         1995           1994*             1994
                                              -------      -------      -------      -------      ------------      ----------
Net asset value at beginning of period......  $  9.93      $  9.78      $  9.95      $  9.10        $  9.57          $ 10.38
                                              -------      -------      -------      -------        -------          -------
Net investment income.......................     0.44         0.48         0.49         0.50           0.17             0.53
Net realized and unrealized gain (loss) on
  investments...............................     0.08         0.27        (0.16)        0.85          (0.47)           (0.51)
                                              -------      -------      -------      -------        -------          -------
Total from investment operations............     0.52         0.75         0.33         1.35          (0.30)            0.02
                                              -------      -------      -------      -------        -------          -------
Less dividends and distributions:
  From net investment income................    (0.46)       (0.48)       (0.50)       (0.50)         (0.17)           (0.52)
  From net realized gain on investments.....    (0.01)       (0.12)          --           --             --            (0.31)
                                              -------      -------      -------      -------        -------          -------
Total dividends and distributions...........    (0.47)       (0.60)       (0.50)       (0.50)         (0.17)           (0.83)
                                              -------      -------      -------      -------        -------          -------
Net asset value at end of period............  $  9.98      $  9.93      $  9.78      $  9.95        $  9.10          $  9.57
                                              =======      =======      =======      =======        =======          =======
Total investment return (a).................     5.33%        7.90%        3.44%       15.18%         (3.11%)          (0.12%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................     4.42%        4.88%         5.0%         5.3%           5.5%+            5.4%
    Net expenses............................     1.24%        1.24%        1.24%        1.24%          0.99%+           0.99%
    Expenses (before reimbursement).........     1.40%        1.26%         1.3%         1.4%           1.2%+            1.1%
Portfolio turnover rate.....................      104%         108%          79%         107%            24%              96%
Net assets at end of period (in 000's)......  $19,204      $18,199      $18,098      $19,825        $16,667          $17,356

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

                      Class B                           Class C
    -------------------------------------------      -------------
                                                     September 1**
              Year ended December 31,                   through
    -------------------------------------------      December 31,
     1998         1997        1996        1995           1998
    -------      ------      ------      ------      -------------
    $  9.90      $ 9.75      $ 9.91      $ 9.10         $ 9.95
    -------      ------      ------      ------         ------
       0.42        0.45        0.45        0.52           0.13
       0.07        0.27       (0.16)       0.81           0.02
    -------      ------      ------      ------         ------
       0.49        0.72        0.29        1.33           0.15
    -------      ------      ------      ------         ------
      (0.43)      (0.45)      (0.45)      (0.52)         (0.14)
      (0.01)      (0.12)         --          --          (0.01)
    -------      ------      ------      ------         ------
      (0.44)      (0.57)      (0.45)      (0.52)         (0.15)
    -------      ------      ------      ------         ------
    $  9.95      $ 9.90      $ 9.75      $ 9.91         $ 9.95
    =======      ======      ======      ======         ======
       5.07%       7.63%       3.10%      14.91%          1.51%

       4.17%       4.63%        4.7%        5.1%          4.17%+
       1.49%       1.49%       1.49%       1.49%          1.49%+
       1.65%       1.51%        1.6%        1.7%          1.65%+
        104%        108%         79%        107%           104%
    $11,040      $7,288      $5,089      $1,963             --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

MainStay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of

20
-

Notes to Financial Statements

market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $51,600 and $784 have been reclassified from accumulated undistributed net realized gain on investments and additional paid-in capital, respectively, to accumulated distribution in excess of net investment income due to recharacterization of distributions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain

                                                                              21
                                                                               -

MainStay California Tax Free Fund

distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1998 the Manager earned $138,287 and reimbursed the Fund $45,570.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Advisor a monthly fee of 0.25% of the average daily net assets of the Fund. To

22
-
the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B shares and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $5,765 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B shares of $14,309 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $43,552.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, NYLIFE Distributors beneficially held shares of Class A of the Fund with a net asset value of $2,705,800, which represents 14.1% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $726 for the year ended December 31, 1998.

                                                                              23
                                                                               -

MainStay California Tax Free Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $8,531 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $31,304 and $28,160, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                           Period ended                      Year ended
                                                        December 31, 1998                 December 31, 1997
                                                ----------------------------------      ---------------------
                                                Class A      Class B      Class C*      Class A       Class B
                                                -------      -------      --------      -------       -------
Shares sold...................................    308          465           --           262           229
Shares issued in reinvestment of dividends and
  distributions...............................     46           23           --            66            24
                                                 ----         ----           --          ----           ---
                                                  354          488           --           328           253
Shares redeemed...............................   (263)        (115)          --          (345)          (39)
                                                 ----         ----           --          ----           ---
Net increase (decrease).......................     91          373           --(a)        (17)          214
                                                 ====         ====           ==          ====           ===

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

24
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay California Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999
                                                                              25
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)

  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.

  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)

  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.

  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)

  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)

  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

1 Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

2 An indirect wholly owned subsidiary of New York Life Insurance Company.

3 Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

26
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

4 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

5 High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

6 As of 6/2/97, this Fund was closed to new investors.

                                                                              27
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

7 Although some of the instruments the Fund purchases are backed by the U.S.
  government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

8 A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

9 Some of the Fund's income may be subject to the Alternative Minimum Tax.
  Capital gains, if any, may also be taxed.

28
-

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  *As of December 31, 1998.
 [MAINSTAY.LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN04-02/99

 [RECYCLE.LOGO]

                                               MAINSTAY CALIFORNIA TAX FREE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Convertible Fund Highlights        3
                                                              $10,000 Invested in the MainStay
                                                                Convertible Fund versus First Boston
                                                                Convertible Securities Index and
                                                                Inflation--Class A, Class B, & Class C
                                                                Shares                                    4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Portfolio Composition                      10
                                                              Returns & Lipper Rankings                  12
                                                              Top 10 Holdings                            13
                                                              10 Largest Purchases                       13
                                                              10 Largest Sales                           14
                                                              Portfolio of Investments                   15
                                                              Financial Statements                       29
                                                              Notes to Financial Statements              34
                                                              Report of Independent Accountants          41
                                                              The MainStay Funds                         42

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Convertible Fund Highlights

                               1998 MARKET RECAP

- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row, with advances in large-capitalization issues masking corrections among small-cap and mid-cap stocks.

- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.

- Financial problems in Asia, Russia, and Latin America caused severe setbacks in the convertible market from July through October, particularly for lower-rated issues as a general flight to high-quality bonds caused prices to drop in the high-yield market.

- The convertible market saw tight yield spreads, and throughout the year, many new issues carried low coupons and high premiums.

                                1998 FUND RECAP
- For the 12 months ended 12/31/98, the MainStay Convertible Fund returned 1.23% for Class A shares and 0.53% for Class B and C shares,* excluding all sales charges.

- The Fund continued its risk-averse approach to convertible investing, which provided lower volatility than the market as a whole, but detracted from performance during the market recovery in the fourth quarter of 1998.

- In the July to October period, the Fund sought opportunities among securities whose prices were severely reduced.

- All three share classes underperformed the average Lipper* convertible fund, which returned 4.40% for the year.

- Since June of 1997, the Fund has been closed to new investors.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay
Convertible Fund versus First Boston
Convertible Securities Index and Inflation

CLASS A SHARES SEC Returns: 1-Year -4.34%, 5-Year 7.83%, 10-Year 11.74%

                                  [LINE GRAPH]

                                                                            FIRST BOSTON CONVERTIBLE
                                                MAINSTAY CONVERTIBLE FUND       SECURITIES INDEX*             INFLATION (+)
                                                -------------------------   ------------------------          ------------
12/88                                                      9450                       10000                       10000
12/89                                                     10087                       11376                       10464
12/90                                                      9412                       10594                       11118
12/91                                                     13973                       13681                       11449
12/92                                                     15805                       16087                       11788
12/93                                                     19672                       19073                       12111
12/94                                                     19408                       18173                       12426
12/95                                                     24011                       22387                       12749
12/96                                                     26923                       25053                       13171
12/97                                                     29983                       29224                       13395
12/98                                                     30352                       32632                       13611

CLASS B & CLASS C SHARES
Class B Shares SEC Returns: 1-Year -4.47%, 5-Year 8.22%, 10-Year 12.09% Class C Shares SEC Returns: 1-Year -0.47%, 5-Year 8.51%, 10-Year 12.09%

                                  [LINE GRAPH]

                                                                            FIRST BOSTON CONVERTIBLE
                                                MAINSTAY CONVERTIBLE FUND       SECURITIES INDEX*            INFLATION (+)
                                                -------------------------   ------------------------         ------------
12/88                                                     10000                       10000                       10000
12/89                                                     10674                       11376                       10464
12/90                                                      9959                       10594                       11118
12/91                                                     14787                       13681                       11449
12/92                                                     16724                       16087                       11788
12/93                                                     20817                       19073                       12111
12/94                                                     20538                       18173                       12426
12/95                                                     25266                       22387                       12749
12/96                                                     28144                       25053                       13171
12/97                                                     31148                       29224                       13395
12/98                                                     31312                       32632                       13611

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Performance data for the two classes vary after this date based on differences in their load and expense structures. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million. Securities in the Fund will not precisely match those in the index and so, performance of the Fund will differ. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

As years go, 1998 was one of the most volatile in recent memory. Despite the market's ups and downs, however, the S&P 500(*) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20.00%. Advances in large-cap growth stocks, however, tended to mask corrections among various sectors of the small- and mid-cap markets.

In the third quarter of 1998, financial problems in Asia, Russia, and Latin America, declining commodity prices, and problems at a leading hedge fund, caused a general flight to quality. As many investors rushed to purchase the largest names and most liquid stocks and bonds, the convertible and high-yield bond markets experienced severe setbacks, with liquidity all but evaporating for many lower-rated issuers. Beginning in late September, the Federal Reserve Board began to ease interest rates in a series of moves that ultimately had a positive effect on both the stock and bond markets. There was a rapid stock market recovery in the fourth quarter, which left many defensively positioned investors at a relative disadvantage. For the year, convertible securities provided only modest returns--well below those provided by large-capitalization stocks and long-term Treasury bonds.

HOW DID THE MAINSTAY CONVERTIBLE FUND PERFORM IN THIS MARKET ENVIRONMENT? The MainStay Convertible Fund returned 1.23% for Class A shares and 0.53% for Class B and Class C shares(+) for the year ended 12/31/98, excluding all sales charges. All share classes underperformed the average Lipper convertible fund, which returned 4.40% for the year.

WHY DID THE FUND UNDERPERFORM ITS PEERS?

A number of factors contributed to the Fund's underperformance, but the most important was the decision to have the Fund remain defensively positioned in a highly volatile market. Although the Fund seeks to participate in the upside potential of the securities it selects, it also typically seeks a measure of downside protection. When we believe that securities are overpriced or likely to have the full downside potential of equities (i.e. trade at over 150% of par value), we tend to avoid them. While that strategy placed the Fund in the top quartile for much of the year, it resulted in underperformance when the stock market rallied in early July and at the end of the year.

In 1998, the markets seemed to favor securities that didn't fit our style of managing risk and reward. We saw a number of new issues that carried low coupons and high premiums, with little room to provide protection in the event of a market decline. We also saw preferred stock issues that we believed would behave less like convertibles and more like common stock with a slightly higher dividend. We used these securities sparingly, since they carried most of the downside risk of the underlying stock with only slightly better protection.

During the year, we also saw a tremendous interest in Internet stocks that




VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

HEDGE FUND
--------------------
A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

-------
 * "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.
(+) Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

LIQUIDITY
--------------------
Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding, are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

FEDERAL RESERVE BOARD
--------------------
The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, establishes bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES
                                  [BAR CHART]

Year end                                                                     Total Return %
----------                                                                   --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                             -6.7
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94.
See footnote * on page 12 for more information on performance.

CLASS B & CLASS C SHARES
                                    [BAR CHART]

Year end                                                                    Total Return %
----------                                                                  --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                            -6.70
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53

Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98.
See footnote * on page 12 for more information on performance.

traded at levels we felt were unrealistic. Although these issues continued to advance through the end of the year, their downside risks far surpassed our comfort level, so the Fund failed to participate in many Internet issues even though they surpassed the market's expectations. In short, our willingness to sacrifice upside potential to protect investors on the downside was the primary reason the Fund underperformed its peers in the volatile markets of 1998.

WHAT WERE SOME OF THE POSITIVE FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Generally speaking, the Fund maintained a portfolio of higher-quality securities, which was also part of our risk management strategy and worked well for investors in difficult periods. The average

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

                                  [PIE CHART]

 Semiconductors                                                9.6%
 Computer and Office Equipment                                 9.1%
 Health Care                                                   6.2%
 Auto Parts                                                    6.0%
 Real Estate                                                   5.5%
 All Other                                                    63.6%

Actual percentages will vary over time. This chart does not include short positions in common stock.

quality of the Fund's investments at year end was BB+,(++) which we believe was higher than the average convertible fund.

DID YOU MAINTAIN THE CREDIT QUALITY OF THE FUND'S INVESTMENTS THROUGHOUT THE
YEAR?

During October, liquidity problems in the high-yield market presented purchasing opportunities among lower-rated securities. With high-yield bond prices generally dropping precipitously, the Fund was able to purchase some lower-rated bonds at what we felt were bargain prices. That lowered the overall quality of the portfolio investments, but enhanced the Fund's return potential in ways that met our investment criteria. In general, the purchases we made for the Fund during this period had a positive impact on the portfolio's performance as the markets calmed in the fourth quarter.

For example, the Fund purchased convertible securities of Amkor, a semiconductor packaging company, when they were trading in the high 40s. By the end of the year, they were trading in the low 90s. The Fund also purchased convertible securities of PhyCor, a company that manages physicians and their practices. Unfortunately, the clinics PhyCor organized performed below expectations and the performance of the convertibles was weak after we purchased them. Nevertheless, we believe the company has good potential and may show stronger performance in 1999.

WHAT OTHER SIGNIFICANT ACTIONS DID YOU TAKE DURING THE REPORTING PERIOD?

Perhaps the most important decision was to stick to our disciplines and not take on risks that we felt were inappropriate for the Fund. The Fund continued to hold or add to issues that we believed had strong upside potential and sufficient downside protection, like Unisys, which was the Fund's best performing holding in 1998. At the beginning of the year, we held the company's 8.25% convertibles. As the price of the stock rose, the securities were converted into common stock. To reduce downside risk for the Fund, we sold the stock at a profit and purchased Unisys preferred, which offered attractive current yield and greater downside protection.

PREMIUM
--------------------
The amount by which a bond sells above its face or par value. For example, a bond with a face value of $1,000 would sell for a $100 premium when it cost $1,100. Different from the conversion premium, which is the amount by which the price of a convertible exceeds the market price of the underlying stock.

-------
(++) Debt rated BB or less is more vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial obligations. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

BULL MARKET/BEAR MARKET
--------------------
A bull market occurs when security prices are rising, a bear market occurs when security prices decline.

WERE THERE OTHER SIGNIFICANT PURCHASES IN THE FUND'S PORTFOLIO?

In the first quarter, the Fund purchased convertible securities of Network Associates, which provides computer network consultation, installation, and support, including software to ensure the integrity of networks and personal computers. The company performed well in a business environment where security is increasingly important and more people are using the Internet. Given the company's success, we sold the Fund's position in the third quarter at a substantial profit, which had a positive impact on performance.

In the second quarter of 1998, we purchased Time Warner convertible bonds. The company was benefiting from improved operating conditions in the cable industry and from developments in telephony and high-speed data transmission. With improving fundamentals and substantial free cash flow, we felt the company had the liquidity, upside potential, and downside protection that are hallmarks of the Fund's investment strategy. The purchase had a strong positive impact on the Fund's performance and we sold both the convertibles and preferred stock when they reached the Fund's price targets.

Another security we purchased in the first quarter of the year was a convertible bond issue of Newell Corp. In the wake of the market downturn that resulted in part from the Asian crisis, we felt the securities were attractively priced and represented good value. The company acquires major brands--from ballpoint pens to Rolodexes and household products--and attempts to streamline their manufacturing and distribution process. This "integration" process has been highly successful and has helped the company's securities provide solid performance for the Fund.

WHAT SECURITIES WERE SIGNIFICANT SALES FOR THE FUND'S PORTFOLIO?

One convertible security we purchased for the Fund during the year was a bond issued by Loews that was exchangeable into the common stock of Diamond Offshore, an oil services company with exposure to deep-water drilling. Although the Asian crisis and low oil prices generally had a negative impact on oil services stocks in 1998, the bonds showed strong performance for a variety of reasons.

First, Loews is an investment-grade issuer, which helped provide the downside protection we look for in convertibles. Second, we purchased the bonds when Diamond Offshore was down in price, which also lowered the price of the bonds and gave the Fund more upside potential. Third, since oil companies have largely tapped shallow reserves, whenever oil showed signs of recovery, deep-water names tended to lead the rally. During October, we were able to take advantage of a rise in the common stock price of Diamond Offshore and sell the bonds at a substantial profit, which had a positive impact on the Fund's performance.

WERE THERE OTHER SIGNIFICANT SALES DURING THE YEAR?

The Fund sold a number of securities in what we refer to as the "stealth bear market" in 1998. While the S&P 500 was climbing, several smaller-capitalization stocks were experiencing corrections, and our careful research helped the Fund get out of issues that faced potential problems before they had a major impact on the portfolio.

One example would be the Fund's convertible bond holdings of Premier Technology, a company that was making strategic acquisitions in the communications industry. Although they had rapid earnings growth, our analysis showed that their cash flow was lagging their growth rate. Sensing potential difficulties, we sold the Fund's convertibles in the second quarter of 1998. Shortly thereafter, the company missed a quarterly earnings estimate and their stock and bond prices plummeted.

BEA Software is a company that produces "middleware," or software used to integrate the complex systems, software platforms, and applications used by large enterprises. When the securities reached the Fund's valuation target early in the third quarter of 1998, the Fund sold them. The sale not only provided a profit for the Fund, but was also well timed, since shortly after the Fund sold, the company had to lower its 1999 earnings estimates, and the stock dropped more than 65% from its high.

Our research also paid off with Family Golf, a company that was acquiring driving ranges across the nation. Although Family Golf was growing rapidly and enjoyed economies of scale that "mom and pop" operations couldn't provide, we believed that to continue their growth trend, the company would need to raise additional capital in the market, which we considered unlikely. As a result, we sold the Fund's Family Golf bonds at a profit, which not only contributed positively to performance, but helped the Fund avoid a subsequent decline.

WHAT WERE THE FUND'S BEST-PERFORMING SECURITIES IN 1998?

We've already discussed most of them. In order of their contribution to the portfolio's performance, the top performers were Unisys, Time Warner, Newell Corp., Network Associates, and Loews/Diamond Offshore. The Fund also made a highly profitable investment in Bay Networks, a networking company that paid a substantial premium when it was acquired by Northern Telecom.

WHICH OF THE FUND'S SECURITIES WERE WEAK PERFORMERS DURING THE YEAR?

Servico is a hotel owner and operator that suffered from heavy leverage and the poor performance of the hotel sector as a whole. Although Servico convertibles showed weak performance, they continue to provide a 15% coupon, and we have confidence in the company's asset value, so we continue to hold the securities in the Fund's portfolio.

Cendant was perhaps the most publicized problem in 1998. The company was formed in 1997 from the merger of HFS and CUC International. When accounting irregularities were uncovered at CUC International, however, Cendant's convertible preferred dropped precipitously, and the surprise announcement resulted in a loss for the Fund.

The health care industry has wide representation in the convertible market and has been hurt by a number of factors, including escalating costs and changes in government policy. A good example is Sun Health Care, a nursing home company that provides contract therapy to

ECONOMIES OF SCALE
--------------------
Production and purchasing efficiencies enjoyed by larger organizations, by spreading costs over a larger base or purchasing items at volume discounts.

patients at its own and other nursing homes. Formerly, the government reimbursed the company based on cost. But a new Perspective Payment System will reimburse nursing homes on a per diem basis, which may create new cost pressures. Uncertain about how this change would affect Sun Health Care's business, investor interest in the company declined, and the Fund has sold most of its Sun Health Care convertibles with a negative impact on performance. Integrated Health is another contract therapy provider that faced similar difficulties, and its securities also detracted from the performance of the Fund.

WHAT WERE THE BEST DECISIONS YOU MADE FOR THE FUND IN 1998?

If you look at the Fund's top performers and significant sales, you'll see the advantages of our bottom-up investment disciplines and ongoing research. We select securities one at a time, after careful analysis of their individual merits from a quantitative and fundamental perspective. Convertible research requires an analysis of both the stock and bond to understand how their shifting relationship is likely to impact performance. We believe our vigilance helped us identify strong securities and spot potential weaknesses--both of which benefited the portfolio in 1998.

Although we lagged the market when it rose at year end, we still believe our risk-averse approach to investing was beneficial for investors, particularly as the markets become increasingly volatile. While securities that performed like equities helped many portfolios in the latter part of the year, we were pleased to have fewer of those securities in the Fund and thus maintain a lower risk profile.

DOES THE FUND CURRENTLY HAVE ANY SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED POSITIONS?

The Fund is currently overweighted in the Real Estate Investment Trust, or REIT, sector. The securities the Fund owns have underperformed in a strong market, but we believe they have attractive risk/reward profiles and will continue to provide steady returns. The Fund sold some of its oil exploration and oil services

PORTFOLIO COMPOSITION AS OF 12/31/98
                                  [PIE CHART]

Convertible Bonds                                                                45.8%
Convertible Perferred Stocks                                                     32.4%
Common Stocks                                                                    11.8%
Purchased Options                                                                 4.2%
Preferred Stocks                                                                  0.6%
Corporate Bonds                                                                   0.8%
Cash Equivalents & Other Assets, Less Liabilities                                 4.6%

Actual percentages will vary over time. This chart does not include short positions in common stock and written call options.

holdings in the first half of the year, but remains overweighted in the energy sector. We believe that eventually the price of oil will rise and the Fund's energy holdings will provide attractive appreciation potential.

Currently, the Fund is underweighted in media, where rising stock prices have caused convertible securities to have more of the downside of equities than we prefer to see. While the Fund may have missed some opportunity in this sector, we prefer to balance upside potential with a measure of downside protection.

WHAT MAJOR RISKS WILL THE MARKETS FACE GOING FORWARD?

The period from July through October showed exactly the kinds of risks convertible investors may face. During that period, we generally saw widening yield spreads, low liquidity, and sinking prices. While that's a devastating combination for any bond investor, convertible investors may face extra vulnerability because the fate of the securities they own may be tied to the performance of stocks that are experiencing greater volatility themselves. That's why we believe our concentration on risk management has been positive for the portfolio, even if it meant lagging other funds in rising markets.

WHAT'S YOUR OUTLOOK FOR THE FUTURE?

We believe the low prices the convertible security market saw in October may have a positive impact on future performance. But we continue to view volatility as a major concern and believe that careful security selection will be the key to solid performance in the year ahead. Whatever the markets bring, we will continue to focus on both risk and reward as the Fund seeks capital appreciation together with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                      LIFE OF FUND
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/98
Class A             1.23%       9.06%      12.38%          9.76%
Class B             0.53%       8.51%      12.09%          9.54%
Class C             0.53%       8.51%      12.09%          9.54%

   FUND SEC RETURNS*

                                                       LIFE OF FUND
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/98
Class A            -4.34%       7.83%       11.74%          9.27%
Class B            -4.47%       8.22%       12.09%          9.54%
Class C            -0.47%       8.51%       12.09%          9.54%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                        LIFE OF FUND
                 1 YEAR      5 YEARS     10 YEARS     THROUGH 12/31/98
Class A         33 out of   n/a         n/a               n/a
                59 funds
Class B         36 out of   19 out of   8 out of          5 out of
                59 funds    25 funds    17 funds          7 funds
Class C         n/a         n/a         n/a               n/a
Average Lipper
convertible
securities      4.40%       10.68%      11.66%            8.77%
fund

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

         NAV 12/31/98   INCOME    CAPITAL GAINS
Class A     $12.49      $0.5674      $0.6443
Class B     $12.49      $0.4612      $0.6443
Class C     $12.49      $0.2634      $0.6443

-------
 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/98. Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86; Class C shares on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                                                AMOUNT
   MascoTech, Inc., 4.50%, due 12/15/03                                 $27,128,500
   Unisys Corp., $3.75, Series A                                         26,772,375
   International Paper Co., 5.25%                                        25,861,275
   World Color Press, Inc. 6.00%, due 10/1/07                            25,495,875
   Owens Corning Capital L.L.C., 6.50%                                   17,505,000
   Merrill Lynch & Co., Inc. 7.25%, Series SAI                           16,680,550
   Xilinx, Inc., 5.25% due 11/1/02                                       14,922,500
   El Paso Energy Capital Trust I, 4.75%                                 14,721,562
   Advanced Micro Devices, Inc., 6.00%, due 5/15/05                      14,241,000
   Amkor Technologies, Inc., 5.75%, due 5/1/03                           13,699,063

10 Largest Purchases for the year ended 12/31/98

   SECURITY                                                 AMOUNT OF PURCHASE
   S & P 500 Depository Receipts                               $168,027,619
   Hilton Hotels Corp., 5.00%, due 5/15/06 and Common
       Stock                                                     62,303,638
   World Color Press, Inc., 6.00%, due 10/1/07 and
       Common Stock                                              57,199,398
   Owens Corning Capital L.L.C., 6.50% Preferred
       Stock and Owens Corning Common Stock                      47,067,072
   Time Warner, Inc. Common Stock                                44,633,611
   MascoTech, Inc., 4.50%, due 12/15/03 and Common
       Stock                                                     41,906,771
   Suiza Capital Trust II, 5.50% Preferred Stock and
       Common Stock                                              39,315,953
   Xilinx Inc., 5.25%, due 11/1/02 and Common Stock              39,242,363
   Unisys Corp., $3.75, Series A Preferred Stock and
       Common Stock                                              38,874,504
   Integrated Health Services, Inc., 5.75%, due
       1/1/01, 6.00% due 1/1/03 and Common Stock                 32,351,025

-------

This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Sales for the year ended 12/31/98

   SECURITY                                                      AMOUNT OF SALE
   S & P 500 Depository Receipts                                  $168,172,548
   Hilton Hotels, Corp., 5.00%, due 5/15/06 and Common
       Stock                                                        58,835,203
   Microsoft Corp. Series A Preferred Stock and Common
       Stock                                                        53,769,263
   Time Warner, Inc., (zero coupon), due 6/22/13 and
       Common Stock                                                 50,411,377
   Unisys Corp. Common Stock                                        43,449,154
   Newell Financial Trust I Preferred Stock and Common
       Stock                                                        41,725,906
   Integrated Health Services, Inc., 5.75%, due 1/1/01
       and
       Common Stock                                                 39,534,156
   Suiza Capital Trust II, 5.50% Preferred Stock and
       Common Stock                                                 33,746,122
   World Color Press, Inc., 6.00%, due 10/1/07 and Common
       Stock                                                        33,733,203
   Network Associates, Inc., (zero coupon), due 2/13/18
       and Common Stock                                             31,971,448


-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
CONVERTIBLE SECURITIES
(78.2%)+
CONVERTIBLE BONDS (45.8%)

AUTO PARTS (4.6%)
Magna International, Inc.
 4.875%, due 2/15/05 (d)......  $  500,000       $    513,750
Mark IV Industries, Inc.
 4.75%, due 11/1/04...........   1,350,000          1,108,687
 4.75%, due 11/1/04 (c).......   4,150,000          3,408,187
MascoTech, Inc.
 4.50%, due 12/15/03 (e)......  33,700,000         27,128,500
                                                 ------------
                                                   32,159,124
                                                 ------------
BANKS (0.8%)
Mitsubishi Bank Limited
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02..........   5,950,000          5,801,250
                                                 ------------

BIOTECHNOLOGY (0.2%)
Aviron
 5.75%, due 4/1/05............   1,200,000          1,171,500
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT
 (4.1%)
Applied Magnetics Corp.
 7.00%, due 3/15/06...........   6,575,000          3,024,500
Comverse Technology, Inc.
 4.50%, due 7/1/05............   5,500,000          6,737,500
Cymer, Inc.
 3.50%, due 8/6/04............   6,500,000          4,680,000
 3.50%, due 8/6/04 (c)........   3,500,000          2,520,000
Integrated Process Equipment
 Corp.
 6.25%, due 9/15/04...........   4,000,000          2,925,000
 6.25%, due 9/15/04 (c).......   5,000,000          3,656,250
Western Digital Corp.
 (zero coupon), due 2/18/18...   5,900,000          1,806,875
Xerox Credit Corp.
 Series E
 2.875%, due 7/1/02...........   2,500,000          3,175,000
                                                 ------------
                                                   28,525,125
                                                 ------------

DOMESTIC OILS (1.3%)
Texaco Capital, Inc.
 3.50%, due 8/5/04 (f)........   9,550,000          9,347,063
                                                 ------------

DRUGS (0.7%)
Centocor, Inc.
 4.75%, due 2/15/05...........   2,000,000          2,212,500
Roche Holdings, Inc.
 Series DTC
 (zero coupon), due 4/20/10
 (g)..........................   4,600,000          2,938,250
                                                 ------------
                                                    5,150,750
                                                 ------------

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.7%)
Antec Corp.
 4.50%, due 5/15/03 (c).......  $5,000,000       $  4,962,500
                                                 ------------

ENERGY (1.2%)
Pennzoil Co.
 4.95%, due 08/15/08..........   8,911,000          8,677,086
                                                 ------------

FINANCE (0.0%) (B)
Cityscape Financial Corp.
 6.00%, due 5/1/06 (h)(q).....     500,000              3,750
                                                 ------------

FOOD, BEVERAGES & TOBACCO
(0.2%)
Chock Full O' Nuts Corp.
 7.00%, due 4/1/12............   1,700,000          1,610,750
                                                 ------------

HEALTH CARE (4.5%)
Chiron Corp.
 1.90%, due 11/17/00 (c)......   2,000,000          2,012,500
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (c)(g).......................  20,800,000         11,726,000
PhyCor, Inc.
 4.50%, due 2/15/03...........   7,800,000          4,787,250
Tenet Healthcare Corp.
 6.00%, due 12/1/05...........   6,500,000          5,687,500
Total Renal Care Holdings,
 Inc.
 7.00%, due 5/15/09 (c).......   3,000,000          3,285,000
Veterinary Centers of America,
 Inc.
 5.25%, due 5/1/06............   4,894,000          4,037,550
                                                 ------------
                                                   31,535,800
                                                 ------------

INDUSTRIAL (1.2%)
Thermo Instrument Systems,
 Inc.
 Series RG
 4.00%, due 1/15/05...........  10,750,000          8,626,875
                                                 ------------

LEISURE (0.1%)
Family Golf Centers, Inc.
 5.75%, due 10/15/04..........   1,050,000            972,563
                                                 ------------

MEDICAL EQUIPMENT (0.4%)
Thermo Cardiosystems, Inc.
 4.75%, due 5/15/04 (c).......   3,000,000          2,520,000
                                                 ------------

OIL SERVICES (0.6%)
Loews Corp.
 3.125%, due 9/15/07..........   5,000,000          3,981,250
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

PAPER & FOREST PRODUCTS (0.4%)
Thermo Fibertek, Inc.
 4.50%, due 7/15/04 (c).......  $3,000,000       $  2,550,000
                                                 ------------

PERSONAL SERVICES (0.7%)
Equity Corporation
 International
 4.50%, due 12/31/04..........   4,200,000          5,055,750
                                                 ------------

PUBLISHING (5.0%)
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (g)..........................  20,000,000          9,425,000
World Color Press, Inc.
 6.00%, due 10/1/07...........  25,950,000         25,495,875
                                                 ------------
                                                   34,920,875
                                                 ------------

REAL ESTATE (1.0%)
Macerich Co. (The)
 Series BREG
 7.25%, due 12/15/02..........   2,340,000          2,246,400
 7.25%, due 12/15/02 (c)......   4,591,000          4,407,360
                                                 ------------
                                                    6,653,760
                                                 ------------

RESTAURANTS & LODGING (1.3%)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15
 (g)(q).......................  18,100,000            181,000
Hilton Hotels Corp.
 5.00%, due 5/15/06...........   4,000,000          3,625,000
Marriott International, Inc.
 (zero coupon), due 3/25/11
 (g)..........................   8,100,000          5,184,000
                                                 ------------
                                                    8,990,000
                                                 ------------
RETAIL (1.8%)
Michaels Stores, Inc.
 6.75%, due 1/15/03 (e).......   4,260,000          3,690,225
Office Depot, Inc.
 (zero coupon), due 11/1/08
 (g)..........................   6,250,000          5,312,500
Rite Aid Corp.
 5.25%, due 9/15/02...........   2,525,000          3,721,219
                                                 ------------
                                                   12,723,944
                                                 ------------

                                 Principal
                                  Amount            Value
-------------------------------------------------------------

SEMICONDUCTORS (8.7%)
Advanced Micro Devices, Inc.
 6.00%, due 5/15/05...........  $14,100,000      $ 14,241,000
Amkor Technologies, Inc.
 5.75%, due 5/1/03............   14,750,000        13,699,063
Cirrus Logic, Inc.
 6.00%, due 12/15/03..........    2,700,000         1,971,000
Cypress Semiconductor, Corp.
 6.00%, due 10/1/02...........    3,823,000         3,345,125
Micron Technology, Inc.
 7.00%, due 7/1/04............    6,000,000         6,262,500
S3, Incorporated
 5.75%, due 10/1/03...........    8,765,000         6,277,931
Xilinx, Inc.
 5.25%, due 11/1/02 (c).......   11,750,000        14,922,500
                                                 ------------
                                                   60,719,119
                                                 ------------

SERVICES (1.4%)
CUC International, Inc.
 3.00%, due 2/15/02...........    3,650,000         3,485,750
Metamor Worldwide, Inc.
 2.94%, due 8/15/04...........    7,600,000         5,947,000
                                                 ------------
                                                    9,432,750
                                                 ------------

SOFTWARE (2.4%)
Network Associates, Inc.
 (zero coupon), due 2/13/18...   5,915,000          3,608,150
Safeguard Scientifics, Inc.
 6.00%, due 2/1/06 (c)(e).....   5,775,000          5,775,000
System Software Associates,
 Inc.
 7.00%, due 9/15/02...........   4,650,000          3,441,000
Vantive Corp. (The)
 4.75%, due 9/1/02............   2,150,000          1,505,000
Wind River Systems, Inc.
 5.00%, due 8/1/02............   2,000,000          2,322,500
                                                 ------------
                                                   16,651,650
                                                 ------------

STEEL, ALUMINUM & OTHER
 METALS (1.2%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05..........     850,000            497,250
 7.25%, due 10/31/05 (c)......  13,800,000          8,073,000
                                                 ------------
                                                    8,570,250
                                                 ------------

TECHNOLOGY (0.5%)
Adaptec, Inc.
 4.75%, due 2/1/04............   4,100,000          3,177,500
                                                 ------------

TELECOMMUNICATION EQUIPMENT
(0.3%)
World Access, Inc.
 4.50%, due 10/1/02...........   2,500,000          2,087,500
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

TELECOMMUNICATION SERVICES
(0.4%)
France Telecom ADN
 2.00%, due 1/1/04 (c)........  $3,090,000       $  3,076,095
                                                 ------------
TELEPHONES UTILITIES (0.1%)
Bell Atlantic Financial
 Services, Inc.
 4.25%, due 9/15/05 (c).......     900,000            936,000
                                                 ------------
Total Convertible Bonds
 (Cost $330,062,758)..........                    320,590,579
                                                 ------------
                                  Shares
                                -----------
PREFERRED STOCKS (32.4%)

AUTO PARTS (0.9%)
Tower Auto Capital Trust
 6.75% (c)....................     116,000          5,916,000
                                                 ------------

BIOTECHNOLOGY (0.3%)
Alkermes, Inc.
 6.50%........................      47,500          2,185,000
                                                 ------------

BUILDING MATERIALS (2.5%)
Owens Corning Capital L.L.C.
 6.50% (c)....................     360,000         17,505,000
                                                 ------------

CABLE (1.5%)
United International Holdings,
 Inc.
 4.00%, Series A (i)..........      53,641         10,459,995
                                                 ------------

CHEMICALS (0.4%)
Merrill Lynch & Co., Inc.
 6.25%, Series IGL (j1).......      38,800            921,500
Monsanto Co.
 6.50%........................      41,400          2,028,600
                                                 ------------
                                                    2,950,100
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT
(3.8%)
Unisys Corp.
 $3.75, Series A (e)..........     455,700         26,772,375
                                                 ------------

CONSUMER STAPLES (0.4%)
Newell Financial Trust I
 5.25%........................      51,000          2,741,250
                                                 ------------

                                  Shares            Value
-------------------------------------------------------------

CONTAINERS (0.5%)
Crown Cork & Seal Co., Inc.
 4.50%........................     127,000       $  3,714,750
                                                 ------------

DOMESTIC OIL & GAS (0.3%)
Tesoro Petroleum Corp.
 7.25% (k)....................     175,000          2,362,500
                                                 ------------

ENERGY (0.9%)
Chesapeake Energy Corp.
 7.00% (c)....................      30,000            382,500
Unocal Corp.
 6.25%........................     123,000          5,873,250
                                                 ------------
                                                    6,255,750
                                                 ------------

FOOD (0.7%)
Suiza Capital Trust II
 5.50%........................     108,000          4,657,500
                                                 ------------

FOOD, BEVERAGES & TOBACCO
(0.7%)
Chiquita Brands International,
 Inc.
 $2.875, Series A.............      98,500          3,459,813
 $3.75, Series B..............      31,900          1,347,775
                                                 ------------
                                                    4,807,588
                                                 ------------

HEALTH CARE (1.0%)
Owens & Minor Trust I
 5.375%, Series A.............      95,000          4,441,250
Sun Financing I
 7.00% (c)(l).................     240,000          2,580,000
                                                 ------------
                                                    7,021,250
                                                 ------------

HOME BUILDING (0.1%)
Kaufman & Broad Home, Corp.
 8.25%........................     100,000            900,000
                                                 ------------

HOUSEHOLD PRODUCTS (0.2%)
AJL PEPS
 $1.44 (m)....................     240,900          1,595,963
                                                 ------------

INSURANCE (2.4%)
Merrill Lynch & Co., Inc.
 7.25%, Series SAI (e)(j2)....     223,900         16,680,550
                                                 ------------

MACHINERY (0.1%)
Ingersoll-Rand Co.
 6.75%........................      26,600            631,750
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  Shares            Value
-------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)

MINING (0.5%)
Cyprus Amax Minerals Co.
 $4.00, Series A..............      99,500       $  3,407,875
Freeport McMoRan Copper &
 Gold, Inc.
 7.00% (n1)...................      18,000            267,750
                                                 ------------
                                                    3,675,625
                                                 ------------

NATURAL GAS PIPELINES (2.4%)
El Paso Energy Capital Trust I
 4.75% (e)....................     307,500         14,721,562
MCN Energy Group, Inc.
 8.75%........................     100,000          1,868,750
                                                 ------------
                                                   16,590,312
                                                 ------------
PAPER & FOREST PRODUCTS (3.7%)
International Paper Co.
 5.25% (e)....................     534,600         25,861,275
                                                 ------------
REAL ESTATE (3.1%)
Archstone Communities Trust
 $1.75, Series A..............      46,700          1,249,225
Equity Office Properties Trust
 5.25%, Series B..............      95,000          3,645,625
General Growth Properties,
 Inc.
 7.25% (o)....................     507,000         13,055,250
Lodgian Capital Trust I
 7.00% (c)(p).................     228,000          4,018,500
                                                 ------------
                                                   21,968,600
                                                 ------------

SOFTWARE (1.6%)
Microsoft Corp.
 $2.196, Series A (e).........     100,300          9,804,325
Tribune Co.
 6.25%........................      60,000          1,477,500
                                                 ------------
                                                   11,281,825
                                                 ------------
STEEL, ALUMINUM & OTHER
 METALS (2.1%)
Bethlehem Steel Corp.
 $3.50 (c)....................     240,000          9,000,000
Timet Capital Trust I
 6.625%.......................      35,000            835,625
WHX Corp.
 $3.75, Series B..............     123,200          4,573,800
                                                 ------------
                                                   14,409,425
                                                 ------------

                                  Shares            Value
-------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT
(1.4%)
Loral Space & Communications
 Ltd.
 6.00%, Series C..............      80,500       $  4,246,375
QUALCOMM Financial Trust
 5.75%........................     121,000          5,414,750
                                                 ------------
                                                    9,661,125
                                                 ------------

TELECOMMUNICATION SERVICES
(0.3%)
Metromedia International Group
 7.25%........................      44,000          1,166,000
Nextlink Communications, Inc.
 6.50%, (c)...................      15,000            588,750
                                                 ------------
                                                    1,754,750
                                                 ------------

TRANSPORTATION (0.6%)
Union Pacific Capital Trust
 6.25%, (c)...................      95,000          4,298,750
                                                 ------------
Total Preferred Stocks
 (Cost $239,770,562)..........                    226,659,008
                                                 ------------
Total Convertible Securities
 (Cost $569,833,320)..........                    547,249,587
                                                 ------------
                                 Principal
                                  Amount
                                -----------
CORPORATE BONDS (0.8%)

BANKS (0.6%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (h)......  $4,500,000          3,960,000
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT
(0.2%)
Businessland, Inc.
 5.50%, due 3/1/07............   1,936,000          1,239,040
                                                 ------------

FINANCE (0.0%) (b)
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (h).......   1,000,000            150,000
                                                 ------------

HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C
 (zero coupon) due 11/1/00
 (a)(q)(x)....................      18,799                  2
                                                 ------------
Total Corporate Bonds
 (Cost $5,263,471)............                      5,349,042
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Shares            Value
-------------------------------------------------------------
COMMON STOCKS (11.8%)

ADVERTISING (0.2%)
Omnicom Group, Inc. ..........      20,000       $  1,160,000
                                                 ------------

AEROSPACE (0.4%)
Coltec Industries, Inc. (a)...     127,300          2,482,350
                                                 ------------

APPLIANCES & FURNITURE (0.1%)
Armstrong World Industries,
 Inc. ........................      10,000            603,125
                                                 ------------
AUTO PARTS (0.2%)
Mark IV Industries, Inc. .....      18,900            245,700
Tower Automotive, Inc. (a)....      44,700          1,114,706
                                                 ------------
                                                    1,360,406
                                                 ------------

BIOTECHNOLOGY (0.0%) (b)
Alkermes, Inc. (a)............      11,500            255,156
                                                 ------------

BUILDING MATERIALS (0.4%)
Masco Corp. ..................      91,500          2,630,625
Owens Corning Capital LLC.....         300             10,631
                                                 ------------
                                                    2,641,256
                                                 ------------

BUSINESS SERVICES (0.0%) (b)
Iron Mountain, Inc. (a).......       1,475             53,174
                                                 ------------

CASINOS (0.0%) (b)
Station Casinos, Inc. (a).....         900              7,369
                                                 ------------

CHEMICALS (1.1%)
RPM, Inc. of Ohio (e).........     485,078          7,761,248
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
(0.8%)
Cymer, Inc. (a)...............      46,400            678,600
ISS Group, Inc. (a)...........      34,000          1,870,000
Seagate Technology, Inc.
 (a)..........................      50,000          1,512,500
BISYS Group, Inc. (The) (a)...         900             46,462
Trikon Technologies, Inc.
 (a)..........................   3,387,828            135,513
Xerox Corp. ..................       8,800          1,038,400
                                                 ------------
                                                    5,281,475
                                                 ------------

CONTAINERS (0.1%)
Crown Cork & Seal Co.,
 Inc. ........................      33,000          1,016,813
                                                 ------------

                                  Shares            Value
-------------------------------------------------------------

DOMESTIC OIL & GAS (1.6%)
Apache Corp. .................     137,233       $  3,473,710
Enron Oil & Gas Co. ..........     296,600          5,116,350
Snyder Oil Corp. .............      50,100            666,956
Tesoro Petroleum Corp. .......      31,500            381,938
Tuboscope, Inc. ..............      62,300            506,188
USX-Marathon Group. ..........      40,000          1,205,000
                                                 ------------
                                                   11,350,142
                                                 ------------

DOMESTIC OILS (0.6%)
Oryx Energy Co. ..............      85,000          1,142,187
Santa Fe Energy Resources,
 Inc. ........................     384,400          2,834,950
                                                 ------------
                                                    3,977,137
                                                 ------------

DRUGS (0.0%) (b)
Centocor, Inc. (a)............       4,600            207,575
                                                 ------------

ELECTRIC UTILITIES (0.1%)
EL Paso Electric Co. (a)......      43,500            380,625
                                                 ------------

ELECTRICAL EQUIPMENT (0.0%) (b)
Alcatel Alsthom S.A. (CGE) ADR
 (r)..........................       7,000            171,063
                                                 ------------

ENERGY (0.5%)
Burlington Resources, Inc.
 (a)..........................      20,000            716,250
Chevron Corp. ................       7,290            604,630
OGE Energy Corp. .............      37,500          1,085,156
Union Pacific Resources Group,
 Inc. ........................      79,000            715,938
Unocal Corp. .................      10,400            303,550
                                                 ------------
                                                    3,425,524
                                                 ------------

FINANCE (0.3%)
Everest Reinsurance Holdings,
 Inc. ........................      49,300          1,867,238
S&P 500 Depositary Receipt....       2,311            284,253
                                                 ------------
                                                    2,151,491
                                                 ------------

FOOD (0.1%)
Flowers Industries, Inc. .....      15,000            359,062
                                                 ------------

GAS UTILITIES (0.1%)
Keyspan Energy Corp. .........      18,112            561,472
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  Shares            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE (0.5%)
American Home Products
 Corp. .......................      10,000       $    563,125
Beverly Enterprises, Inc.
 (a)..........................      15,000            101,250
Elan Corp., PLC ADR (a)(r)....       2,700            187,819
Integrated Health Services,
 Inc. ........................      96,247          1,359,489
Owens & Minor, Inc. ..........      36,200            570,150
PhyCor, Inc. (a)..............      33,600            228,900
Total Renal Care Holdings,
 Inc. (a).....................         400             11,825
Veterinary Centers Of America,
 Inc. (a).....................       9,800            195,387
                                                 ------------
                                                    3,217,945
                                                 ------------

HOME BUILDING (0.0%) (b)
Kaufman & Broad Home Corp. ...      10,000            287,500
                                                 ------------

INSURANCE (0.2%)
SunAmerica, Inc. .............      15,000          1,216,875
                                                 ------------

MEDICAL EQUIPMENT (0.5%)
Abgenix, Inc. (a).............     226,000          3,672,500
                                                 ------------
MINING (0.1%)
Cyprus Amax Minerals Co. .....      66,000            660,000
                                                 ------------

NATURAL GAS PIPELINES (0.3%)
Columbia Energy Group.........      17,800          1,027,950
Coastal Corp. (The)...........      14,000            489,125
MCN Energy Group, Inc. .......      47,600            907,375
                                                 ------------
                                                    2,424,450
                                                 ------------
OIL SERVICES (0.1%)
Cooper Cameron Corp. (a)......      23,000            563,500
Diamond Offshore Drilling,
 Inc. ........................         300              7,106
                                                 ------------
                                                      570,606
                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co. ......      29,000          1,299,562
Repap Enterprises, Inc.
 (a)(s).......................   9,294,809            393,335
                                                 ------------
                                                    1,692,897
                                                 ------------

POLLUTION & RELATED (0.1%)
Browning-Ferris Industries,
 Inc. ........................      13,000            369,688
                                                 ------------

PUBLISHING (0.0%) (b)
Jacor Communications, Inc.
 (a)..........................       1,000             64,375
                                                 ------------

                                  Shares            Value
-------------------------------------------------------------

REAL ESTATE (1.3%)
Highwoods Properties, Inc. ...     101,300       $  2,608,475
Macerich Co. (The)............      41,200          1,055,750
Meditrust Corp. ..............      13,000            196,625
Simon Property Group, Inc. ...     119,200          3,397,200
Spieker Properties, Inc. .....      43,000          1,488,875
                                                 ------------
                                                    8,746,925
                                                 ------------

RECREATION & ENTERTAINMENT (0.1%)
Alliance Gaming Corp. (a).....     388,144            800,547
                                                 ------------

RETAIL (0.0%) (B)
Office Depot, Inc. (a)........       1,300             48,019
                                                 ------------

SEMICONDUCTORS (0.4%)
Cypress Semiconductor Corp.
 (a)..........................     114,900            955,106
Micron Technology, Inc. ......      17,000            859,562
Xilinx, Inc. (a)..............      17,200          1,120,150
                                                 ------------
                                                    2,934,818
                                                 ------------

SERVICES (0.4%)
Equity Corporation
 International (a)............      30,000            796,875
Metamor Worldwide, Inc. (a)...      72,800          1,820,000
                                                 ------------
                                                    2,616,875
                                                 ------------

SOFTWARE (0.1%)
Network Associates, Inc.
 (a)..........................         100              6,625
Safeguard Scientifics, Inc.
 (a)..........................      25,000            685,938
                                                 ------------
                                                      692,563
                                                 ------------

SPECIALIZED SERVICES (0.0%) (b)
Cendant Corp. (a).............       2,500             47,656
                                                 ------------

STEEL, ALUMINUM & OTHER METALS
(0.2%)
ASARCO, Inc. .................      25,000            376,563
Coeur d'Alene Mines, Corp. ...     161,700            747,862
Worthington Industries,
 Inc. ........................       6,800             85,000
                                                 ------------
                                                    1,209,425
                                                 ------------

TECHNOLOGY (0.1%)
Adaptec, Inc. (a).............      50,000            878,125
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Shares            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)

TELECOMMUNICATION EQUIPMENT
 (0.3%)
Comverse Technology, Inc.
 (a)..........................      22,600       $  1,604,600
Loral Space & Communications
 Ltd. (a).....................      16,900            301,031
Premisys Communications, Inc.
 (a)..........................      50,000            459,375
QUALCOMM, Inc. (a)............         700             36,269
                                                 ------------
                                                    2,401,275
                                                 ------------

TELECOMMUNICATION SERVICES
(0.1%)
Rogers Communications, Inc.
 Class B (a)(s)...............     108,000            959,766
                                                 ------------

TEXTILE & APPAREL (0.0%) (B)
Burlington Industries, Inc.
 (a)..........................      28,200            310,200
                                                 ------------
TOBACCO (0.1%)
Philip Morris Companies,
 Inc. ........................      14,500            775,750
                                                 ------------

UTILITIES (0.1%)
Energy East Corp. ............      11,900            672,350
                                                 ------------
Total Common Stocks
 (Cost $89,483,780)...........                     82,477,593
                                                 ------------

PREFERRED STOCK (0.6%)

COMPUTERS & OFFICE EQUIPMENT
(0.0%) (B)
Trikon Technologies, Inc.
 8.125%, Series H (t).........     193,686            338,950
                                                 ------------

MINING (0.6%)
Freeport-McMoRan Copper &
 Gold, Inc.
 Series Silver (e)(n2)(u).....     330,000          3,877,500
                                                 ------------
Total Preferred Stock
 (Cost $6,295,558)............                      4,216,450
                                                 ------------

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
PURCHASED PUT OPTIONS (4.1%)

AUTO PARTS (0.3%)
Magna International, Inc.
 Expire January 1999
 Strike Price $101.00.........          99       $    386,100
MascoTech, Inc.
 Expire February 1999
 Strike Price $20.00..........       3,729          1,072,087
Tower Automotive, Inc.
 Expire February 1999
 Strike Price $30.00..........       1,050            531,615
                                                 ------------
                                                    1,989,802
                                                 ------------

BIOTECHNOLOGY (0.0%) (b)
Aviron
 Expire February 1999
 Strike Price $29.00..........         250             78,125
                                                 ------------

BUILDING MATERIALS (0.3%)
Owens Corning
 Expire February 1999
 Strike Price $42.00..........       2,832          1,858,642
                                                 ------------

CHEMICALS (0.0%) (b)
IMC Global, Inc.
 Expire February 1999
 Strike Price $25.00..........         212             76,850
Monsanto Co.
 Expire February 1999
 Strike Price $59.00..........         160            184,000
                                                 ------------
                                                      260,850
                                                 ------------

COMPUTERS & OFFICE EQUIPMENT
 (0.2%)
Cymer, Inc.
 Expire February 1999
 Strike Price $23.00..........       1,750          1,465,625
Xerox Corp.
 Expire January 1999
 Strike Price $127.00.........         250            225,000
                                                 ------------
                                                    1,690,625
                                                 ------------

CONTAINERS (0.1%)
Crown Cork & Seal Co., Inc.
 Expire February 1999
 Strike Price $36.00..........       1,350            700,380
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
PURCHASED PUT OPTIONS
(CONTINUED)

DOMESTIC OILS (0.1%)
Tesoro Petroleum Corp.
 Expire February 1999
 Strike Price $16.00..........       1,250       $    484,375
Texaco, Inc.
 Expire February 1999
 Strike Price $67.00..........          60             84,000
                                                 ------------
                                                      568,375
                                                 ------------

DRUGS (0.1%)
Centocor, Inc.
 Expire February 1999
 Strike Price $53.00..........         350            275,625
Chiron Corp.
 Expire February 1999
 Strike Price $31.00..........         200             96,260
                                                 ------------
                                                      371,885
                                                 ------------

ELECTRICAL EQUIPMENT (0.1%)
Antec Corp.
 Expire January 1999
 Strike Price $25.00..........       1,250            609,375
Thermo Instrument Systems,
 Inc.
 Expire February 1999
 Strike Price $20.00..........         310            153,078
                                                 ------------
                                                      762,453
                                                 ------------

ENERGY (0.0%) (b)
Unocal Corp.
 Expire January 1999
 Strike Price $43.00..........         104            143,655
                                                 ------------
FOOD (0.1%)
Suiza Foods Corp.
 Expire February 1999
 Strike Price $60.00..........         670            607,221
                                                 ------------
HEALTHCARE (0.2%)
Elan Corp. PLC
 Expire February 1999
 Strike Price $76.00..........         250            151,575
Owens & Minor, Inc.
 Expire February 1999
 Strike Price $21.00..........       1,000            525,000
 Expire February 1999
 Strike Price $22.00..........         200            125,000
Sun Healthcare Group, Inc.
 Expire February 1999
 Strike Price $9.00...........       1,050            255,990

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
Total Renal Care Holdings,
 Inc.
 Expire February 1999
 Strike Price $33.00..........         450       $    154,710
                                                 ------------
                                                    1,212,275
                                                 ------------

HOME BUILDING (0.0%) (b)
Kaufman & Broad Home Corp.
 Expire February 1999
 Strike Price $37.00..........         250            206,250
                                                 ------------

INSURANCE (0.1%)
SunAmerica, Inc.
 Expire February 1999
 Strike Price $98.00..........         300            480,000
                                                 ------------

MINING (0.1%)
Cyprus Amax Minerals Co.
 Expire January 1999
 Strike Price $17.00..........         179            125,300
 Expire February 1999
 Strike Price $15.00..........       1,500            750,000
Titanium Metals Corp.
 Expire January 1999
 Strike Price $15.00..........         200            130,000
                                                 ------------
                                                    1,005,300
                                                 ------------

NATURAL GAS PIPELINES (0.2%)
El Paso Energy Corp.
 Expire February 1999
 Strike Price $41.00..........       1,624          1,004,931
MCN Energy Group, Inc.
 Expire February 1999
 Strike Price $24.00..........         750            370,350
                                                 ------------
                                                    1,375,281
                                                 ------------

OIL SERVICES (0.0%) (b)
Diamond Offshore Drilling,
 Inc.
 Expire February 1999
 Strike Price $31.00..........         200            146,260
                                                 ------------

PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
 Expire February 1999
 Strike Price $53.00..........       1,201            983,379
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
PURCHASED PUT OPTIONS
(CONTINUED)

PERSONNEL SERVICES (0.2%)
Equity Corporation
 International, Inc.
 Expire January 1999
 Strike Price $32.00..........         300       $    163,140
Metamor Worldwide, Inc.
 Expire February 1999
 Strike Price $30.00..........       1,800            900,000
                                                 ------------
                                                    1,063,140
                                                 ------------

PUBLISHING (0.2%)
Jacor Communications, Inc.
 Expire February 1999
 Strike Price $78.00..........         725            987,812
World Color Press, Inc.
 Expire February 1999
 Strike Price $34.00..........       2,379            135,039
                                                 ------------
                                                    1,122,851
                                                 ------------

REAL ESTATE (0.1%)
Equity Office Properties Trust
 Expire February 1999
 Strike Price $30.00..........         600            360,000
Macerich Co. (The)
 Expire February 1999
 Strike Price $33.00..........         550            405,625
                                                 ------------
                                                      765,625
                                                 ------------
RESTAURANT & LODGING (0.1%)
Hilton Hotels Corp.
 Expire February 1999
 Strike Price $25.00..........         450            264,375
Marriott International, Inc.
 Expire February 1999
 Strike Price $36.00..........         700            490,000
Servico Corp. International
 Expire February 1999
 Strike Price $8.00...........         100             31,250
                                                 ------------
                                                      785,625
                                                 ------------

RETAIL (0.1%)
Michaels Stores, Inc.
 Expire January 1999
 Strike Price $24.00..........         638            376,803
Office Depot, Inc.
 Expire January 1999
 Strike Price $40.00..........         900            264,420
                                                 ------------
                                                      641,223
                                                 ------------

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------

SEMICONDUCTORS (0.5%)
Advanced Micro Devices, Inc.
 Expire January 1999
 Strike Price $38.00..........       1,511       $  1,359,900
Amkor Technologies, Inc.
 Expire February 1999
 Strike Price $11.00..........       2,450             46,060
 Expire February 1999
 Strike Price $12.00..........       1,850            219,780
Cirrus Logic, Inc.
 Expire February 1999
 Strike Price $14.00..........         230             96,324
Micron Technology, Inc.
 Expire January 1999
 Strike Price $61.00..........         750            782,850
Xilinx, Inc.
 Expire February 1999
 Strike Price $75.00..........         990            977,625
                                                 ------------
                                                    3,482,539
                                                 ------------

SOFTWARE (0.2%)
Network Associates, Inc.
 Expire February 1999
 Strike Price $76.00..........         460            448,500
Safeguard Scientifics, Inc.
 Expire February 1999
 Strike Price $32.00..........       1,650            752,895
Systems Software Associates,
 Inc.
 Expire February 1999
 Strike Price $10.00..........         120             35,628
Vantive Corp. (The)
 Expire February 1999
 Strike Price $12.00..........         440            176,000
                                                 ------------
                                                    1,413,023
                                                 ------------

SPECIALIZED SERVICES (0.1%)
Cendant Corp.
 Expire February 1999
 Strike Price $25.00..........         600            341,280
                                                 ------------

STEEL, ALUMINUM & OTHER METALS
(0.3%)
Bethlehem Steel Corp.
 Expire February 1999
 Strike Price $12.00..........       3,000          1,087,500
Coeur d'Alene Mines Corp.
 Expire February 1999
 Strike Price $8.00...........       1,960            661,500
WHX Corp.
 Expire February 1999
 Strike Price $15.00..........       1,381            681,938
                                                 ------------
                                                    2,430,938
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
PURCHASED PUT OPTIONS
(CONTINUED)

TELECOMMUNICATION EQUIPMENT
(0.2%)
Comverse Technology, Inc.
 Expire February 1999
 Strike Price $77.00..........         700       $    420,000
Loral Space & Communications
 Ltd.
 Expire February 1999
 Strike Price $23.00..........         324            168,091
QUALCOMM, Inc.
 Expire February 1999
 Strike Price $63.00..........         550            615,340
World Access, Inc.
 Expire February 1999
 Strike Price $24.00..........         400            105,000
                                                 ------------
                                                    1,308,431
                                                 ------------

TRANSPORTATION (0.1%)
Union Pacific Corp.
 Expire February 1999
 Strike Price $60.00..........         463            691,629
                                                 ------------
Total Purchased Put Options
 (Cost $32,993,678)...........                     28,487,062
                                                 ------------
PURCHASED CALL OPTIONS (0.1%)

STOCK INDEX OPTIONS (0.1%)
S&P Call Option
 Expire January 1999
 Strike Price 1240............      12,000            230,256
S&P Call Option
 Expire January 1999
 Strike Price 1245............      10,000            140,000
S&P Call Option
 Expire January 1999
 Strike Price 1250............      22,000            255,750
                                                 ------------
                                                      626,006
                                                 ------------
Total Purchased Call Options
 (Cost $685,196)..............                        626,006
                                                 ------------

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
SHORT-TERM INVESTMENT (2.2%)

COMMERCIAL PAPER (2.2%)
Associates Corp.
 5.08%, due 1/4/99............  $15,285,000      $ 15,278,529
                                                 ------------
Total Short-Term Investment
 (Cost $15,278,529)...........                     15,278,529
                                                 ------------
Total Investments
 (Cost $719,833,532) (v)......         97.8%      683,684,269(w)
Cash and Other Assets, Less
 Liabilities..................          2.2        15,522,925
                                -----------      ------------
Net Assets....................        100.0%     $699,207,194
                                ===========      ============
                                  Shares
                                -----------
SHORT POSITIONS (-0.4%)
COMMON STOCKS (-0.4%)

COMPUTERS & OFFICE EQUIPMENT
 (-0.3%)
Applied Magnetics Corp. ......    (317,700)      $(1,965,769)
                                                 ------------
FINANCE (-0.0%) (b)
Cityscape Financial Corp. ....     (17,000)             (102)
                                                 ------------

HOUSEHOLD PRODUCTS (-0.1%)
Amway Japan Ltd. (p)..........     (73,977)          (397,626)
                                                 ------------

REAL ESTATE (-0.0%) (b)
General Growth Properties,
 Inc. ........................      (2,100)           (79,538)
                                                 ------------

TELECOMMUNICATIONS EQUIPMENT
 (-0.0%) (b)
Comverse Technology, Inc. ....        (800)           (56,800)
                                                 ------------
Total Common Stocks
 (Proceeds $9,141,513)........                     (2,499,835)
                                                 ------------
                                 Number of
                                 Contracts
                                -----------
WRITTEN CALL OPTIONS (-0.0%)
 (b)(x)

AUTO PARTS (-0.0%) (b)
MascoTech, Inc.
 Expire February 1999
 Strike Price $22.00..........      (3,729)            (3,729)
Tower Automotive, Inc.
 Expire February 1999
 Strike Price $30.00..........      (1,050)            (1,050)
                                                 ------------
                                                       (4,779)
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
WRITTEN CALL OPTIONS
(CONTINUED)

BIOTECHNOLOGY (-0.0%) (b)
Aviron
 Expire February 1999
 Strike Price $29.00..........        (250)      $       (250)
                                                 ------------
BUILDING MATERIALS (-0.0%) (b)
Owens Corning
 Expire February 1999
 Strike Price $42.00..........      (2,832)            (2,832)
                                                 ------------

CHEMICALS (-0.0%) (b)
IMC Global, Inc.
 Expire February 1999
 Strike Price $25.00..........        (212)              (212)
Monsanto Co.
 Expire February 1999
 Strike Price $59.00..........        (160)              (160)
                                                 ------------
                                                         (372)
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (-0.0%) (b)
Cymer, Inc.
 Expire February 1999
 Strike Price $23.00..........      (1,750)            (1,750)
Xerox Corp.
 Expire January 1999
 Strike Price $127.00.........        (250)              (250)
                                                 ------------
                                                       (2,000)
                                                 ------------

CONTAINERS (-0.0%) (b)
Crown Cork & Seal Co., Inc.
 Expire February 1999
 Strike Price $36.00..........      (1,350)            (1,350)
                                                 ------------

DOMESTIC OILS (-0.0%) (b)
Tesoro Petroleum Corp.
 Expire February 1999
 Strike Price $16.00..........      (1,250)            (1,250)
Texaco, Inc.
 Expire February 1999
 Strike Price $67.00..........         (60)               (60)
                                                 ------------
                                                       (1,310)
                                                 ------------

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
DRUGS (-0.0%) (b)
Centocor, Inc.
 Expire February 1999
 Strike Price $53.00..........        (350)      $       (350)
Chiron Corp.
 Expire February 1999
 Strike Price $31.00..........        (200)              (200)
                                                 ------------
                                                         (550)
                                                 ------------

ELECTRICAL EQUIPMENT
(-0.0%) (b)
Antec Corp.
 Expire January 1999
 Strike Price $25.00..........      (1,250)            (1,250)
Thermo Instrument Systems,
 Inc.
 Expire February 1999
 Strike Price $20.00..........        (310)              (310)
                                                 ------------
                                                       (1,560)
                                                 ------------

ENERGY (-0.0%) (b)
Unocal Corp.
 Expire January 1999
 Strike Price $43.00..........        (104)              (104)
                                                 ------------

FOOD (-0.0%) (b)
Suiza Foods Corp.
 Expire February 1999
 Strike Price $60.00..........        (670)              (670)
                                                 ------------

HEALTHCARE (-0.0%) (b)
Elan Corp. PLC
 Expire February 1999
 Strike Price $76.00..........        (250)              (250)
Owens & Minor, Inc.
 Expire February 1999
 Strike Price $21.00..........      (1,000)            (1,000)
 Expire February 1999
 Strike Price $22.00..........        (200)              (200)
Sun Healthcare Group, Inc.
 Expire February 1999
 Strike Price $9.00...........      (1,050)            (1,050)
Total Renal Care Holdings,
 Inc.
 Expire February 1999
 Strike Price $53.00..........        (450)              (450)
                                                 ------------
                                                       (2,950)
                                                 ------------

HOME BUILDING (-0.0%) (b)
Kaufman & Broad Home Corp.
 Expire February 1999
 Strike Price $37.00..........        (250)              (250)
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
WRITTEN CALL OPTIONS
(CONTINUED)

INSURANCE (-0.0%) (b)
SunAmerica, Inc.
 Expire February 1999
 Strike Price $98.00..........        (300)      $       (300)
                                                 ------------
MINING (-0.0%) (b)
Cyprus Amax Minerals Co.
 Expire January 1999
 Strike Price $17.00..........        (179)              (179)
 Expire February 1999
 Strike Price $15.00..........      (1,500)            (1,500)
Titanium Metals Corp.
 Expire January 1999
 Strike Price $15.00..........        (200)              (200)
                                                 ------------
                                                       (1,879)
                                                 ------------

NATURAL GAS PIPELINES
(-0.0%) (b)
El Paso Energy Corp.
 Expire February 1999
 Strike Price $41.00..........      (1,624)            (1,624)
MCN Energy Group, Inc.
 Expire February 1999
 Strike Price $24.00..........        (750)              (750)
                                                 ------------
                                                       (2,374)
                                                 ------------

OIL SERVICES (-0.0%) (b)
Diamond Offshore Drilling,
 Inc.
 Expire February 1999
 Strike Price $31.00..........        (200)              (200)
                                                 ------------

PAPER & FOREST PRODUCTS
(-0.0%) (b)
International Paper Co.
 Expire February 1999
 Strike Price $53.00..........      (1,201)            (1,201)
                                                 ------------

PERSONAL SERVICES (-0.0%) (b)
Equity Corporation
 International
 Expire January 1999
 Strike Price $32.00..........        (300)              (300)
                                                 ------------

PERSONNEL SERVICES (-0.0%) (b)
Metamor Worldwide, Inc.
 Expire February 1999
 Strike Price $30.00..........      (1,800)            (1,800)
                                                 ------------

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------

PUBLISHING (-0.0%) (b)
Jacor Communications, Inc.
 Expire February 1999
 Strike Price $78.00..........        (725)      $       (725)
World Color Press, Inc.
 Expire February 1999
 Strike Price $34.00..........        (379)              (379)
                                                 ------------
                                                       (1,104)
                                                 ------------

REAL ESTATE (-0.0%) (b)
Equity Office Properties Trust
 Expire February 1999
 Strike Price $30.00..........        (600)              (600)
Macerich Co. (The)
 Expire February 1999
 Strike Price $33.00..........        (550)              (550)
                                                 ------------
                                                       (1,150)
                                                 ------------

RESTAURANT & LODGING
(-0.0%) (b)
Boston Chicken, Inc.
 Expire January 1999
 Strike Price $5.00...........      (1,000)            (6,250)
Hilton Hotels Corp.
 Expire February 1999
 Strike Price $25.00..........        (450)              (450)
Marriott International Inc.
 Expire February 1999
 Strike Price $36.00..........        (700)              (700)
Servico Corp. International
 Expire February 1999
 Strike Price $8.00...........        (100)              (100)
                                                 ------------
                                                       (7,500)
                                                 ------------

RETAIL (-0.0%) (b)
Michaels Stores, Inc.
 Expire January 1999
 Strike Price $24.00..........        (638)              (638)
Office Depot, Inc.
 Expire January 1999
 Strike Price $40.00..........        (900)              (900)
                                                 ------------
                                                       (1,538)
                                                 ------------

SEMICONDUCTORS (-0.0%) (b)
Advanced Micro Devices, Inc.
 Expire January 1999
 Strike Price $38.00..........      (1,511)            (1,511)
Amkor Technologies, Inc.
 Expire February 1999
 Strike Price $11.00..........      (2,450)            (2,450)
 Expire February 1999
 Strike Price $12.00..........      (1,850)            (1,850)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
WRITTEN CALL OPTIONS
(CONTINUED)

SEMICONDUCTORS (CONTINUED)
Cirrus Logic, Inc.
 Expire February 1999
 Strike Price $14.00..........        (230)      $       (230)
Micron Technology, Inc.
 Expire January 1999
 Strike Price $61.00..........        (750)              (750)
Xilinx, Inc.
 Expire February 1999
 Strike Price $75.00..........        (990)              (990)
                                                 ------------
                                                       (7,781)
                                                 ------------

SOFTWARE (-0.0%) (b)
Network Associates, Inc.
 Expire February 1999
 Strike Price $76.00..........        (460)              (460)
Safeguard Scientifics, Inc.
 Expire February 1999
 Strike Price $32.00..........      (1,650)            (1,650)
Systems Software Associates,
 Inc.
 Expire February 1999
 Strike Price $10.00..........        (120)              (120)
Vantive Corp. (The)
 Expire February 1999
 Strike Price $12.00..........        (440)              (440)
                                                 ------------
                                                       (2,670)
                                                 ------------

SPECIALIZED SERVICES
(-0.0%) (b)
Cendant Corp.
 Expire February 1999
 Strike Price $25.00..........        (600)              (600)
                                                 ------------

STEEL, ALUMINUM & OTHER METALS
 (-0.0%) (b)
Bethlehem Steel Corp.
 Expire February 1999
 Strike Price $12.00..........      (3,000)            (3,000)
Coeur d'Alene Mines Corp.
 Expire February 1999
 Strike Price $8.00...........      (1,960)            (1,960)
WHX Corp.
 Expire February 1999
 Strike Price $15.00..........      (1,381)            (1,381)
                                                 ------------
                                                       (6,341)
                                                 ------------

TELECOMMUNICATION EQUIPMENT
(-0.0%) (b)
Comverse Technology, Inc.
 Expire February 1999
 Strike Price $77.00..........        (700)              (700)

                                 Number of
                                 Contracts          Value
-------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT
 (CONTINUED)
Loral Space & Communications
 Ltd.
 Expire February 1999
 Strike Price $23.00..........        (324)      $       (324)
QUALCOMM, Inc.
 Expire February 1999
 Strike Price $63.00..........        (550)              (550)
World Access, Inc.
 Expire February 1999
 Strike Price $24.00..........        (400)              (400)
                                                 ------------
                                                       (1,974)
                                                 ------------

TRANSPORTATION (-0.0%) (b)
Union Pacific Corp.
 Expire February 1999
 Strike Price $60.00..........        (463)              (463)
                                                 ------------
Total Written Call Options
 (Proceeds $111,900)..........                        (58,152)
                                                 ------------
Total Short Positions
 (Proceeds $9,253,413)........                   $ (2,557,987)
                                                 ============

-------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Yankee bond.
(e) Partially segregated as margin against common stock short and option positions.
(f)   Euro-dollar bond.
(g) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(h)   Issuer in default.
(i)   Restricted security.
(j1)  STRYPES--Structured Yield Product Exchangeable for IMC
      Global, Inc. common stock.
(j2)  STRYPES--Structured Yield Product Exchangeable for
      SunAmerica, Inc. common stock.
(k)   PIES--Premium Income Equity Securities.
(l)   TIPS--Trust Issued Preferred Stock.
(m)   PEPS--Premium Exchangeable Participating Shares--each
      PEP is exchangeable for 1.25 American Depository Shares of Amway Japan on 2/15/99.
(n1) Depository Shares--each share represents 0.05 shares of step-up preferred stock.
(n2) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(o)   PIERS--Preferred Income Equity Redeemable Stock.
(p)   CRESTS--Convertible Redeemable Equity Structured Trust
      Securities.
(q)   Issuer in bankruptcy.
(r)   ADR--American Depository Receipt.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

(s)   Canadian security.
(t) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(u)   Dividend equals U.S. dollar equivalent of 0.04125 oz.
      of silver per share.
(v) The cost for Federal income tax purposes is $726,309,771.
(w)   At December 31, 1998 net unrealized depreciation was
      $42,625,502, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $36,614,922 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $79,240,424.
(x)   Fair valued security.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $719,833,532).............................................       $683,684,269
Cash........................................................              1,347
Deposit with broker for securities sold short...............          9,293,615
Receivables:
  Investment securities sold................................         26,649,637
  Dividends and interest....................................          7,670,499
  Fund shares sold..........................................            235,273
                                                                   ------------
        Total assets........................................        727,534,640
                                                                   ------------
LIABILITIES:
Securities sold short (proceeds $9,141,513).................          2,499,835
Options written (premiums received $111,900)................             58,152
Payables:
  Investment securities purchased...........................         21,054,839
  Fund shares redeemed......................................          2,121,677
  NYLIFE Distributors.......................................            577,396
  MainStay Management.......................................            443,580
  Transfer agent............................................            126,256
  Custodian.................................................             69,799
  Trustees..................................................              5,513
Accrued expenses............................................            192,977
Unrealized depreciation on forward foreign currency
  contracts.................................................          1,177,422
                                                                   ------------
        Total liabilities...................................         28,327,446
                                                                   ------------
Net assets..................................................       $699,207,194
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     33,929
  Class B...................................................            525,807
Additional paid-in capital..................................        744,412,869
Accumulated undistributed net investment income.............            259,745
Accumulated distribution in excess of net realized gain on
  investments...............................................        (15,393,897)
Net unrealized depreciation on investments..................        (36,149,263)
Net unrealized appreciation on securities sold short and
  options written...........................................          6,695,426
Net unrealized depreciation on forward foreign currency
  contracts.................................................         (1,177,422)
                                                                   ------------
Net assets..................................................       $699,207,194
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 42,375,398
                                                                   ============
Shares of beneficial interest outstanding...................          3,392,907
                                                                   ============
Net asset value per share outstanding.......................       $      12.49
Maximum sales charge (5.50% of offering price)..............               0.73
                                                                   ------------
Maximum offering price per share outstanding................       $      13.22
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $656,831,395
                                                                   ============
Shares of beneficial interest outstanding...................         52,580,673
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.49
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $        401
                                                                   ============
Shares of beneficial interest outstanding...................                 32
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.49
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 16,439,986
  Interest..................................................    26,657,074
                                                              ------------
    Total income............................................    43,097,060
                                                              ------------
Expenses:
  Management................................................     6,025,907
  Distribution--Class B.....................................     5,856,240
  Distribution--Class C.....................................             1
  Service--Class A..........................................       140,235
  Service--Class B..........................................     1,952,094
  Transfer agent............................................     1,712,819
  Dividends on securities sold short........................     1,023,714
  Shareholder communication.................................       287,382
  Professional..............................................       206,026
  Custodian.................................................       201,170
  Recordkeeping.............................................       110,412
  Registration..............................................        39,396
  Trustees..................................................        23,855
  Miscellaneous.............................................        35,296
                                                              ------------
    Total expenses..........................................    17,614,547
                                                              ------------
Net investment income.......................................    25,482,513
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    36,017,831
  Securities sold short.....................................    (9,323,900)
  Option transactions.......................................    (7,713,320)
  Foreign currency transactions.............................     1,539,153
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    20,519,764
                                                              ------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (42,953,272)
  Securities sold short and options written.................     7,606,045
  Forward foreign currency contracts........................    (2,226,953)
                                                              ------------
Net unrealized gain on investments and foreign currency
  transactions..............................................   (37,574,180)
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   (17,054,416)
                                                              ------------
Net increase in net assets resulting from operations........  $  8,428,097
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $11,955.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1998            1997
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  25,482,513   $  32,411,201
  Net realized gain on investments..........................     36,017,831      75,766,771
  Net realized loss on short sale transactions..............     (9,323,900)     (6,578,078)
  Net realized loss on option transactions..................     (7,713,320)             --
  Net realized gain on foreign currency transactions........      1,539,153       1,087,917
  Net change in unrealized appreciation on security
    transactions............................................    (42,953,272)    (20,895,179)
  Net change in unrealized depreciation on securities sold
    short and options written...............................      7,606,045      12,260,878
  Net change in unrealized appreciation on forward foreign
    currency contracts......................................     (2,226,953)        637,775
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      8,428,097      94,691,285
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (2,145,731)     (2,668,900)
    Class B.................................................    (25,154,338)    (30,007,599)
    Class C.................................................             (7)             --
  From net realized gain on investments:
    Class A.................................................     (2,062,425)     (5,382,678)
    Class B.................................................    (32,356,830)    (70,065,339)
    Class C.................................................            (20)             --
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....    (61,719,351)   (108,124,516)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      7,399,467      15,235,444
    Class B.................................................     36,028,870     123,016,962
    Class C.................................................          1,293              --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      3,886,678       7,544,470
    Class B.................................................     51,651,324      89,693,078
    Class C.................................................             18              --
                                                              -------------   -------------
                                                                 98,967,650     235,489,954
  Cost of shares redeemed:
    Class A.................................................    (30,109,058)    (14,025,978)
    Class B.................................................   (222,144,381)   (156,109,349)
    Class C.................................................           (907)             --
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (153,286,696)     65,354,627
                                                              -------------   -------------
      Net increase (decrease) in net assets.................   (206,577,950)     51,921,396

NET ASSETS:
Beginning of year...........................................    905,785,144     853,863,748
                                                              -------------   -------------
End of year.................................................  $ 699,207,194   $ 905,785,144
                                                              =============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $     259,745   $     538,389
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                             Class A
                                                              -------------------------------------
                                                                     Year ended December 31,
                                                              -------------------------------------
                                                               1998      1997      1996      1995
                                                              -------   -------   -------   -------
Net asset value at beginning of period......................  $ 13.53   $ 13.81   $ 13.45   $ 11.67
                                                              -------   -------   -------   -------
Net investment income.......................................     0.57      0.60      0.57      0.59
Net realized and unrealized gain (loss) on investments......    (0.38)     0.91      1.02      2.14
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................    (0.02)     0.03      0.02     (0.00)(b)
                                                              -------   -------   -------   -------
Total from investment operations............................     0.17      1.54      1.61      2.73
                                                              -------   -------   -------   -------
Less dividends and distributions:
  From net investment income................................     (.57)    (0.60)    (0.62)    (0.55)
  From net realized gain on investments.....................     (.64)    (1.22)    (0.63)    (0.40)
                                                              -------   -------   -------   -------
Total dividends and distributions...........................    (1.21)    (1.82)    (1.25)    (0.95)
                                                              -------   -------   -------   -------
Net asset value at end of period............................  $ 12.49   $ 13.53   $ 13.81   $ 13.45
                                                              =======   =======   =======   =======
Total investment return (a).................................     1.23%    11.36%    12.13%    23.72%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................     3.74%     4.10%      4.4%      4.9%
    Expenses................................................     1.40%     1.45%      1.5%      1.5%
Portfolio turnover rate.....................................      347%      273%      296%      243%
Net assets at end of period (in 000's)......................  $42,376   $64,246   $56,621   $26,836

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                      Class C
     -------------------------------------------------------------------------   ------------
                                                     September 1,                September 1,
              Year ended December 31,                  through      Year ended     through
     -----------------------------------------       December 31,   August 31,   December 31,
       1998       1997       1996       1995            1994*          1994         1998**
     --------   --------   --------   --------       ------------   ----------   ------------
     $  13.52   $  13.80   $  13.45   $  11.67         $  12.83      $  13.92      $ 12.64
     --------   --------   --------   --------         --------      --------      -------
         0.46       0.51       0.48       0.51             0.19          0.50         0.26
        (0.37)      0.91       1.02       2.14            (0.71)         0.70         0.47
        (0.02)      0.03       0.02      (0.00)(b)           --         (0.01)        0.02
     --------   --------   --------   --------         --------      --------      -------
         0.07       1.45       1.52       2.65            (0.52)         1.19         0.75
     --------   --------   --------   --------         --------      --------      -------
         (.46)     (0.51)     (0.54)     (0.47)           (0.21)        (0.49)        (.26)
         (.64)     (1.22)     (0.63)     (0.40)           (0.43)        (1.79)        (.64)
     --------   --------   --------   --------         --------      --------      -------
        (1.10)     (1.73)     (1.17)     (0.87)           (0.64)        (2.28)        (.90)
     --------   --------   --------   --------         --------      --------      -------
     $  12.49   $  13.52   $  13.80   $  13.45         $  11.67      $  12.83      $ 12.49
     ========   ========   ========   ========         ========      ========      =======
         0.53%     10.67%     11.39%     23.02%           (4.09%)        8.95%        6.06%
         2.99%      3.47%       3.8%       4.3%             4.8%+         3.5%        2.99%+
         2.15%      2.08%       2.1%       2.1%             1.9%+         1.9%        2.15%+
          347%       273%       296%       243%              77%          269%         347%
     $656,831   $841,540   $797,243   $427,461         $180,304      $160,407      $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation with current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if

Notes to Financial Statements

those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Convertible Fund

Forward foreign currency contract open at December 31, 1998:

                                                              Contract         Contract
                                                               Amount           Amount      Unrealized
                                                                Sold          Purchased    Depreciation
                                                            ------------      ----------   ------------
Foreign Currency Sale Contract
Japanese Yen vs. US$, expiring 2/19/99....................  Yen 617,622,000   $4,334,189   $(1,177,422)
                                                                                           ===========

-------
Yen Japanese Yen.

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   ------------
Options outstanding at December 31, 1997....................     3,900    $  4,755,450
Options--assigned...........................................  (124,963)    (99,326,287)
Options--purchased..........................................   469,029     346,805,379
Options--sold...............................................  (295,965)   (219,240,864)
                                                              --------    ------------
Options outstanding at December 31, 1998....................    52,001    $ 32,993,678
                                                              ========    ============

Written option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 1997....................      (100)   $   (34,699)
Options--expired............................................   157,802        420,892
Options--written............................................  (432,763)      (905,942)
Options--buybacks...........................................   222,159        407,849
                                                              --------    -----------
Options outstanding at December 31, 1998....................   (52,902)   $  (111,900)
                                                              ========    ===========

RESTRICTED SECURITY. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at December 31, 1998:

                                              ACQUISITION                          12/31/98     PERCENT OF
             SECURITY                            DATE       SHARES      COST         VALUE      NET ASSETS
             --------                         -----------   ------   ----------   -----------   -----------
United International Holdings, Inc.
  4.00%, Series A
  Convertible Preferred Stock......              8/1/97     53,641   $7,307,261   $10,459,995      1.5%
                                                                     ==========   ===========      ====

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay Convertible Fund

Permanent book-tax difference of $1,538,919 has been reclassified from accumulated distribution in excess of net realized gain on investments to accumulated net investment income due to the tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expense incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72%. For the year ended December 31, 1998 the Manager earned $6,025,907.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $10,796 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $1,760,525 and $82, respectively, for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $1,712,819.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Convertible Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Like amounted to $22,757 for year the ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $110,412 for the year ended December 31, 1998.

NOTE 4--DEPOSIT WITH BROKER:

Cash deposited with broker in the amount of $9,293,615 is partially restricted as collateral for securities sold short.

NOTE 5--FEDERAL INCOME TAX:

The Fund intends to elect to treat for Federal income tax purposes approximately $8,917,658 of qualifying realized capital losses and $122,805 of qualifying foreign exchange losses that arose during the year as if they arose on January 1, 1999.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of U.S. Government securities were $9,855 and $9,777, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $2,535,694 and $2,607,293, respectively.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                PERIOD ENDED                      YEAR ENDED
                                                             DECEMBER 31, 1998                DECEMBER 31, 1997
                                                     ----------------------------------      --------------------
                                                     CLASS A      CLASS B      CLASS C*      CLASS A      CLASS B
                                                     -------      -------      --------      -------      -------
Shares sold....................................         545         2,621         --          1,070         8,666
Shares issued in reinvestment of dividends and
  distributions................................         301         4,032         --            551         6,561
                                                     ------       -------        ---          -----       -------
                                                        846         6,653         --          1,621        15,227
Shares redeemed................................      (2,202)      (16,303)        --           (973)      (10,777)
                                                     ------       -------        ---          -----       -------
Net increase (decrease)........................      (1,356)       (9,650)        --(a)         648         4,450
                                                     ======       =======        ===          =====       =======

-------
 *  First offered on September 1, 1998.
(a) Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields Financial
                                     combination of capital appreciation and income.        Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                  DECHERT PRICE & RHOADS
                    Legal Counsel
  * As of December 31, 1998.

[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN06-02/99

  [RECYCLE LOGO]

                                                       MAINSTAY CONVERTIBLE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Equity Income Fund Highlights      3
                                                              $10,000 Invested in the MainStay Equity
                                                              Income Fund versus Lipper Equity Income
                                                              Fund Index and Inflation--Class A, Class
                                                              B, & Class C Shares                         4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            7
                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Fund & Lipper Returns                      12
                                                              Top 10 Holdings                            13
                                                              10 Largest Common Stock Purchases          13
                                                              10 Largest Common Stock Sales              13
                                                              Portfolio of Investments                   14
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              20
                                                              Report of Independent Accountants          25
                                                              The MainStay Funds                         26

President's Letter


      At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Equity Income Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- Although the U.S. stock market was highly volatile throughout 1998, it provided double-digit returns for the fourth year in a row.

- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.

- Financial problems in Asia, Russia, and Latin America led investors, in general, to seek highly liquid, purely domestic stocks with steady growth and relatively predictable earnings.

- While technology and pharmaceutical stocks generally outperformed the market, they offered few opportunities for income-oriented investors.

- Among income-producing equities, utilities and cyclicals tended to provide positive performance, while energy companies and REITs were generally weak.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- From its inception on 6/1/98 through 12/31/98, the MainStay Equity Income Fund returned 4.01% for Class A shares and 3.56% for Class B and Class C shares,* excluding all sales charges.

- Because of its income orientation the Fund was generally positioned among large, established companies with a history of providing dividends, rather than the Internet and technology growth stocks that led the market in the second half of 1998.

- The Fund benefited from an overweighted position in utilities in the third quarter and well-timed utility sales in the fourth quarter of 1998.

- Although REIT stocks initially appeared attractive, the Fund's REIT holdings tended to underperform during the reporting period.

- All share classes outperformed the average Lipper* equity income fund, which returned 2.42% for the same since-inception period.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance figures for Class C shares include the performance of Class B shares from inception (6/1/98) through 8/31/98.

                                                                               3
                                                                               -

$10,000 Invested in the MainStay Equity
Income Fund versus Lipper Equity
Income Fund Index and Inflation

CLASS A SHARES SEC Returns: since inception -1.71%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
                                                          FUND                       INDEX*                  INFLATION (CPI)+
                                                 ----------------------     -------------------------        ---------------
6/01/98                                                 9450.00                    10000.00                    10000.00
6/98                                                    9478.00                    10081.00                    10006.00
9/98                                                    9057.00                     9081.00                    10043.00
12/31/98                                                9829.00                    10282.00                    10098.00

CLASS B SHARES SEC Returns: since inception -1.44%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
                                                          FUND                       INDEX*                  INFLATION (CPI)+
                                                 ----------------------     -------------------------        ---------------
6/01/98                                                10000.00                    10000.00                    10000.00
6/98                                                   10030.00                    10081.00                    10006.00
9/98                                                    9558.00                     9081.00                    10043.00
12/31/98                                                9838.00                    10282.00                    10098.00

CLASS C SHARES SEC Returns: since inception 2.56%

                                                 MAINSTAY EQUITY INCOME     LIPPER EQUITY INCOME FUND
                                                          FUND                       INDEX*                  INFLATION (CPI)+
                                                 ----------------------     -------------------------        ---------------
6/01/98                                                10000.00                    10000.00                    10000.00
6/98                                                   10030.00                    10081.00                    10006.00
9/98                                                    9558.00                     9081.00                    10043.00
12/31/98                                               10252.00                    10282.00                    10098.00

----------------
Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the 1% CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lipper Equity Income Fund Index is an unmanaged equal-weighted index of the 30 largest funds in the Lipper equity income objective universe. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

CAPITALIZATION
--------------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Portfolio Management Discussion and Analysis

        The second half of 1998 was one of the most volatile periods in recent investment history. Despite its ups and downs, however, the S&P 500* Index closed the year with a 28.58% annual gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, investors sought refuge in stocks they felt were least likely to be affected by these difficulties. The market focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects and little or no commodity or emerging-market exposure. The market's move toward more defensive issues during the second half of the year caused domestic utility stocks to advance, but resulted in weak performance in the REIT sector. Declining oil prices caused energy stocks to underperform.

Declining interest rates improved earnings prospects for many companies in the second half of 1998, and low inflation also helped strengthen the stock market's advance. Despite international tensions and impeachment action against President Clinton, the stock market remained relatively strong at the end of the year.

HOW DID THE MAINSTAY EQUITY INCOME FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Equity Income Fund began operations on 6/1/98 and returned 4.01% for Class A shares and 3.56% for Class B and Class C shares(+) for the seven-month period ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper(++) equity income fund, which returned 2.42% for the seven-month period.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

The Fund takes an opportunistic, earnings-driven approach to equity-income investing, seeking to capitalize on inefficiencies in pricing and investor perceptions. This approach led us to overweight the Fund in utilities and REITs at inception, which was generally positive for the Fund's performance through October 15, 1998, when the market was in a general downtrend. As money rotated into more defensive issues, utilities tended to outperform the market as a whole. The rise in utility prices provided opportunities for the Fund to sell some of its holdings at a substantial profit as they approached or exceeded what we believed to be their full valuations.

Given the earlier market downtrend, the Fund sought to reinvest the proceeds from these sales in more conservative issues just as the market began to recover in the latter part of October. From that time through the end of the year, stocks in general tended to advance, and the Fund's more conservative positioning caused it to underperform. During this period, the Fund also retained some of its REIT positions, which tended to underperform in the fourth quarter, as Internet, technology, health care, and consumer stocks attracted more investor attention.

-------
* "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

+ Performance figures for Class C shares include the performance of Class B shares from inception (6/1/98) through 8/31/98.

++ See footnote and table on page 12 for more information on Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

Period end                     Total Return %
----------                     --------------
6/98                           0.30 Class A
12/98                          4.01 Class A
6/98                           0.30 Class B & Class C
12/98                          3.56 Class B & Class C

Class C returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98.
See footnote * on page 12 for more information on performance.

WHAT WERE SOME OF THE FUND'S MOST SIGNIFICANT PURCHASES?

Since the Fund began operations in June, all the securities it owns were purchased during the reporting period. We believed that utilities had been battered in the market prior to the Fund's inception, and given their favorable prices at the time of purchase, they were among the most profitable of the Fund's investments. We also believed that Philip Morris Cos. was being overly penalized for the tobacco litigation risk, with the company's stock selling below the underlying value of the company's assets. At one point, the stock was the Fund's largest holding and we have since sold about half of the Fund's position at a substantial profit. Philip Morris proved to be the Fund's best-performing asset during the reporting period.

WERE THERE OTHER NOTEWORTHY PURCHASES?

Yes, there were. The Fund purchased a Microsoft convertible preferred issue in August. It offered excellent downside protection, which is a feature we look for in all of the Fund's convertible holdings. During the reporting period, it provided dividends and modest price appreciation as Microsoft led the advance in large-cap growth stocks.

Starwood Hotels and Resorts is a REIT stock that was one of the Fund's early top-five holdings. The Fund purchased the stock at a time when we believed it was selling at a very attractive price, given the company's underlying potential. But as the second half of the year progressed, our confidence in the company declined along with the stock price. Eventually, we sold the Fund's position at a loss, which had a negative impact on performance, but allowed us to reinvest the Fund's assets more productively.

Another purchase worth noting would be Amoco, which was also one of the Fund's early top-ten holdings. During the reporting period, it was announced that the company would be acquired by British

REIT
--------------------
A Real Estate Investment Trust is a company that purchases and manages real estate properties for the benefit of its shareholders.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

RECOVERY
--------------------
A period of rising prices in a securities market after a period of falling prices.
                                                                               7
                                                                               -

MERGERS AND
ACQUISITIONS
--------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98
[DIVERSIFICATION BY INDUSTRY PIE CHART]

                                                                           OIL & GAS-
                                 REAL ESTATE                              EXPLORATION &
ELECTRIC POWER COMPANIES    INVESTMENT/MANAGEMENT         FOOD             PRODUCTION           COMPUTERS           ALL OTHER
------------------------    ---------------------         ----            -------------         ---------           ---------
17.0%                               11.30%                7.50%               7.20%               6.80%               50.20%

Actual percentages will vary over time.

Petroleum. As a result, the Fund was able to sell the stock at a substantial premium, which had a positive impact on the Fund's performance.

IN THE SHORT TIME THE FUND HAS BEEN OPERATING, WERE THERE ANY SIGNIFICANT
SALES?

Starwood and Amoco were the most significant sales. We also sold the Fund's position in Anheuser-Busch in December when the stock reached our target valuation. The increase in price had a positive impact on the Fund's performance. Another acquisition-related sale was Cilcorp, a central-Illinois utility that was purchased by California Energy, a non-utility power company. Once again, the Fund was able to sell the stock at a substantial profit, with a positive impact on performance.

WERE THERE SALES THAT WEREN'T AS POSITIVE FOR THE FUND?

The Fund owned Telebras, the local phone company in Brazil, which we believed the market had severely undervalued. When Brazil began to face severe economic setbacks, the country's financial difficulties overshadowed the company's fundamentals and we decided to sell the Fund's position at a loss. Later, the stock recovered for many of the reasons the Fund had originally purchased it. As a result, the sale had a negative impact in terms of cost and lost opportunity. On the other hand, it reduced the portfolio's downside potential in a highly unpredictable market.

WHAT WERE THE FUND'S BEST-PERFORMING SECURITIES DURING THE REPORTING PERIOD?

Aside from Philip Morris and Amoco, the Fund also had excellent results from Energy East. We like this utility because it is very shareholder oriented. In particular, it is taking dramatic steps to improve the market's perception of its value. Although the stock pays only a 3% dividend, we believe there is a good deal of room for that to increase. During the year, the company sold six of its power

PORTFOLIO COMPOSITION AS OF 12/31/98
[PORTFOLIO COMPOSITION PIE CHART]

                                                                                           CASH, EQUIVALENTS & OTHER
COMMON STOCKS                       CONVERTIBLE BONDS       CONVERTIBLE PREFERRED STOCKS   ASSETS, LESS LIABILITIES
-------------                       -----------------       ----------------------------   -------------------------
71.7%                                      6.0%                         12.5%                         9.8%

Actual percentages will vary over time.

plants for about $1.2 billion and plans to redeploy the assets to expand the company's distribution business and repurchase stock. With the potential for substantial earnings increases, we think the company has excellent potential, and its securities have made a substantial positive contribution to the Fund's performance.

We also bought DQE for the Fund at what we believed was a very attractive price. We were confident in the company's earnings and it performed just as we anticipated, which turned a very inexpensive stock into one that we believed was fully valued. As money began flowing out of defensive stocks in October, we sold the Fund's position in DQE at an attractive profit, which had a positive impact on performance.

One other issue worth mentioning is Adaptec, a company that specializes in technology that helps speed data through computer systems to the end user. In the third quarter, when there were difficulties in both the stock and convertibles markets, the Fund purchased an Adaptec convertible security at a time when the stock price was so low that the convertible feature was all but valueless. This was a classic "busted convertible," trading at a price we found very attractive given the company's long-range potential. From the time the Fund bought the security, the company's stock price has doubled, and the convertible has returned over 25% for the Fund's portfolio.

WHAT WERE THE FUND'S WORST-PERFORMING SECURITIES?

Telebras and Starwood had the greatest negative impact on the Fund. Next was Imperial Chemical, which is a U.K. chemical company we purchased based on its attractive cash flow and restructuring efforts. With the entire U.K. economy slowing and cyclical stocks underperforming, we decided to cut the Fund's losses by selling the stock and investing the proceeds elsewhere.

The Fund also suffered a setback from Highwood Properties, a REIT that primarily owns and operates office properties. Although the company had stable earn-

                                                                               9
                                                                               -

AMERICAN
DEPOSITORY
RECEIPT
--------------------
An ADR is a receipt for shares of a foreign-based corporation that entitles the shareholder to all dividends and capital gains. The shares themselves are generally held in the vault of a U.S. bank.

ings and we believe we bought it for the Fund at an attractive price, the REIT sector as a whole lost ground during the reporting period and Highwood Properties' stock price declined further. We like the company's management and continue to hold the stock in the Fund's portfolio, even though it had a negative impact on performance in the seven-month reporting period.

WITH THE BENEFIT OF HINDSIGHT, IS THERE ANYTHING ELSE YOU MIGHT HAVE DONE DIFFERENTLY?

The Fund had some investments in energy stocks that didn't perform as well as we would have liked. Their overall impact was neutral, which suggests that we made good selections in an industry that suffered major setbacks overall. While it would have been impossible to anticipate the continuing drop in oil prices or the extent of the slowdown in demand that resulted from the financial problems in emerging markets, looking back, we wish we could have invested the assets more productively.

AS OF YEAR END, DID THE FUND HAVE ANY OVERWEIGHTED OR UNDERWEIGHTED POSITIONS?

Throughout the reporting period, the Fund was overweighted in utilities. As of year end, we believed this sector offered excellent opportunities for income-oriented investors. Although we have sold some of the Fund's REIT positions, since REITs aren't included in the benchmark, the Fund remains overweighted in REITs.

Since technology stocks typically reinvest their proceeds to fuel future growth, the Fund is underweighted in this sector, although it owns some convertible technology issues. The Fund is also underweighted in health care issues, which we believe are fully valued and would not provide sufficient dividends for the Fund.

WHAT RISKS DID THE FUND FACE IN 1998, AND HOW DID YOU SEEK TO MANAGE THEM?

The major risks were the general market trends, which included extreme volatility and difficulties resulting from the emerging-market crisis. Although American Depository Receipts may pay attractive dividends, we found that the Fund's positions in Telebras and Imperial Chemical carried risks peculiar to their economic environments, and both positions were sold. While there was little we could do to prevent market volatility in the fourth quarter, we took a more conservative approach, which helped reduce the volatility of the Fund, but also caused it to lag the market as it rose.


10
-

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that interest rates could move back toward 5% and if they do, it would be positive for investors. We continue to see opportunities in the utility and pipeline sectors and believe we may see them acquired by nonutility buyers. Despite the dismal performance of oil and gas companies in 1998, the low price of oil may force consolidation within the energy and oil services industries, which could be positive for investors. Whatever happens, we will continue to take an opportunistic approach to equity-income investing, seeking to realize maximum long-term total return from a combination of capital appreciation and income.

Denis Laplaige
Neil Feinberg
Michael Sheridan
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

                                                                              11
                                                                               -

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                            LIFE OF FUND
                          THROUGH 12/31/98
    Class A                    4.01%
    Class B                    3.56%
    Class C                    3.56%

   FUND SEC RETURNS*

                            LIFE OF FUND
                          THROUGH 12/31/98
    Class A                    -1.71%
    Class B                    -1.44%
    Class C                     2.56%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                            LIFE OF FUND
                          THROUGH 12/31/98
    Average Lipper
    equity income fund         2.42%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $10.25      $0.0716      $0.0738
    Class B     $10.24      $0.0385      $0.0738
    Class C     $10.24      $0.0385      $0.0738

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper average listed above is not class specific. Life of Fund return is for the period from the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

12
-

Top 10 Holdings as of 12/31/98

   HOLDING                                                        AMOUNT
   Energy East Corp.                                                  $757,100
   Microsoft Corp. $2.196, Series A                                    586,500
   Masco Corp.                                                         575,000
   Supervalu Inc.                                                      560,000
   Flowers Industries, Inc.                                            526,625
   Coastal Corp. (The)                                                 506,594
   Illinova Corp.                                                      442,500
   General Growth Properties, Inc., 7.25%, due 7/15/08                 412,000
   Adaptec, Inc., 4.75%, due 2/1/04                                    387,500
   Apache Corp.                                                        379,687

10 Largest Common Stock Purchases for the period ended 12/31/98

   SECURITY                                                 AMOUNT OF PURCHASE
   Energy East Corp.                                                $1,461,850
   DQE, Inc.                                                         1,279,643
   Suiza Foods Corp.                                                 1,080,145
   Illinova Corp.                                                    1,039,862
   Texas Utilities Co.                                                 730,872
   OGE Energy Corp.                                                    673,214
   Phelps Dodge Corp.                                                  610,385
   Highwoods Properties, Inc.                                          569,134
   Columbia Energy Group                                               560,875
   Masco Corp.                                                         550,878

10 Largest Common Stock Sales for the period ended 12/31/98

   SECURITY                                                   AMOUNT OF SALE
   DQE, Inc.                                                        $1,399,147
   Suiza Foods Corp.                                                 1,117,788
   Energy East Corp.                                                   823,980
   OGE Energy Corp.                                                    690,447
   Phelps Dodge Corp.                                                  600,082
   Texas Utilities Co.                                                 594,218
   Columbia Energy Group                                               573,756
   Dominion Resources, Inc.                                            559,903
   Anheuser-Busch Cos., Inc.                                           539,408
   Illinova Corp.                                                      524,645

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

                                                                              13
                                                                               -

MainStay Equity Income Fund

                                  Principal
                                   Amount           Value
                              ------------------------------
LONG-TERM BONDS (6.0%)+
CONVERTIBLE BONDS (6.0%)

COMPUTERS (2.7%)
Adaptec, Inc.
 4.75%, due 2/1/04..............  $500,000       $   387,500
                                                 -----------

HEALTH CARE--MEDICAL PRODUCTS (1.6%)
Elan Finance Corp.
 Zero Coupon, due 12/14/18
 (a)(b).........................   400,000           225,500
                                                 -----------

MANUFACTURING (0.5%)
Mascotech, Inc.
 4.50%, due 12/15/03............   100,000            80,500
                                                 -----------

SPECIALTY PRINTING (1.2%)
World Color Press, Inc.
 6.00%, due 10/1/07.............   175,000           171,937
                                                 -----------
Total Convertible Bonds
 (Cost $791,422)................                     865,437
                                                 -----------
Total Long-Term Bonds
 (Cost $791,422)................                     865,437
                                                 -----------
                                   Shares
                                  ---------
COMMON STOCKS (71.7%)

AUTO PARTS & EQUIPMENT (1.4%)
Genuine Parts Co. ..............     6,000           200,625
                                                 -----------
BUILDING MATERIALS (5.8%)
Masco Corp. ....................    20,000           575,000
Sherwin-Williams Co. (The)......     9,000           264,375
                                                 -----------
                                                     839,375
                                                 -----------

CHEMICALS (1.9%)
Geon Co. (The)..................    12,000           276,000
                                                 -----------
------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                   Shares           Value
                                   Amount           Value
------------------------------------------------------------

ELECTRIC POWER COMPANIES (17.0%)
Allegheny Energy, Inc. .........     8,000       $   276,000
Baltimore Gas and Electric
 Co. ...........................     9,000           277,875
Energy East Corp. ..............    13,400           757,100
Illinova Corp. .................    17,700           442,500
LG&E Energy Corp. ..............     5,000           141,563
Nipsco Industries, Inc. ........     8,800           267,850
Teco Energy, Inc. ..............     2,800            78,925
Texas Utilities Co. ............     4,500           210,093
                                                 -----------
                                                   2,451,906
                                                 -----------

FOOD (7.5%)
Flowers Industries, Inc. .......    22,000           526,625
Supervalu Inc. .................    20,000           560,000
                                                 -----------
                                                   1,086,625
                                                 -----------

HEALTH CARE (0.8%)
Meditrust Corp. ................     8,000           121,000
                                                 -----------

INSURANCE (2.3%)
Everest Reinsurance Holdings,
 Inc. ..........................     9,000           340,875
                                                 -----------

LEISURE TIME (1.8%)
Callaway Golf Co. ..............    25,000           256,250
                                                 -----------

MANUFACTURING (2.1%)
U.S. Industries, Inc. ..........    16,000           298,000
                                                 -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (4.3%)
Coastal Corp. (The).............    14,500           506,594
Questar Corp....................     5,700           110,437
                                                 -----------
                                                     617,031
                                                 -----------

OIL & GAS--EQUIPMENT & SERVICES (0.5%)
McDermott International,
 Inc. ..........................     3,000            74,062
                                                 -----------

OIL & GAS--EXPLORATION & PRODUCTION (7.2%)
Apache Corp. ...................    15,000           379,687
Seagull Energy Corp. (c)........    25,000           157,812
Snyder Oil Corp. ...............    20,661           275,050
Union Pacific Resources Group
 Inc. ..........................    25,000           226,563
                                                 -----------
                                                   1,039,112
                                                 -----------

OIL--INTEGRATED DOMESTIC (1.0%)
USX-Marathon Group..............     5,000           150,625
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Portfolio of Investments December 31, 1998

                                   Shares           Value
                                ----------------------------
COMMON STOCKS (CONTINUED)

OIL--INTEGRATED INTERNATIONAL (3.0%)
Conoco Inc. Class A (c).........     7,500       $   156,562
YPF Sociedad Anonima ADR (d)....    10,000           279,375
                                                 -----------
                                                     435,937
                                                 -----------
OIL--REFINING & MARKETING (1.1%)
Valero Energy Corp. ............     7,200           153,000
                                                 -----------

POLLUTION CONTROL (1.4%)
Browning-Ferris Industries,
 Inc. ..........................     7,000           199,063
                                                 -----------

REAL ESTATE INVESTMENT/MANAGEMENT (8.5%)
Developers Diversified Realty
 Corp. .........................    20,000           355,000
Felcor Lodging Trust Inc. ......     1,000            23,063
Highwoods Properties, Inc. .....    13,800           355,350
Simon Property Group, Inc. .....    10,000           285,000
Spieker Properties, Inc. .......     6,000           207,750
                                                 -----------
                                                   1,226,163
                                                 -----------
SPECIALTY PRINTING (0.9%)
Deluxe Corp. ...................     3,500           127,969
                                                 -----------

STEEL (1.7%)
Worthington Industries, Inc. ...    19,300           241,250
                                                 -----------

TOBACCO (1.5%)
Philip Morris Cos. Inc. ........     4,000           214,000
Universal Corp. ................       300            10,538
                                                 -----------
                                                     224,538
                                                 -----------
Total Common Stocks
 (Cost $10,438,793).............                  10,359,406
                                                 -----------

PREFERRED STOCKS (12.5%)

CHEMICALS (1.7%)
Monsanto Co.,
 6.50%..........................     5,000           245,000
                                                 -----------

COMPUTERS (4.1%)
Microsoft Corp.
 $2.196, Series A...............     6,000           586,500
                                                 -----------

METALS--MINING (2.6%)
Cyprus Amax Minerals Co.
 $4.00 Series A.................    11,000           376,750
                                                 -----------

------------------------------------------------------------
                                   Shares           Value

OIL--INTEGRATED DOMESTIC (1.3%)
Unocal Capital Trust Corp.,
 6.25%..........................     4,000       $   191,000
                                                 -----------

REAL ESTATE INVESTMENT/MANAGEMENT (2.8%)
General Growth Properties, Inc.,
 7.25% 7/15/08 (e)..............    16,000           412,000
                                                 -----------
Total Preferred Stocks
 (Cost $1,810,671)..............                   1,811,250
                                                 -----------
                                  Principal
                                   Amount
                                  ---------
SHORT-TERM INVESTMENTS (9.0%)
COMMERCIAL PAPER (9.0%)
Wells Fargo & Co.
  5.51%, due 1/29/99............  $650,000           647,210
Xerox Credit Corp.
 5.10%, due 1/4/99..............   650,000           649,724
                                                 -----------
Total Short-Term Investments
 (Cost $1,296,934)..............                   1,296,934
                                                 -----------
Total Investments
 (Cost $14,337,820) (f).........      99.2%       14,333,027(g)
Cash and Other Assets,
 Less Liabilities...............       0.8           123,212
                                     -----         ---------
Net Assets......................     100.0%      $14,456,239
                                     =====       ===========

-------
(a) May be sold to institutional investors only.
(b) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(c) Non-income producing security.
(d) ADR--American Depository Receipt.
(e) PIERS--Preferred Income Equity Redeemable Stock.
(f) The cost for Federal income tax purposes is $14,370,465.
(g) At December 31, 1998, net unrealized depreciation was $37,438 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $491,629 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $529,067.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $14,337,820)..............................................       $14,333,027
Cash........................................................           338,328
Receivables:
  Investment securities sold................................           822,779
  Dividends and interest....................................            41,360
  Fund shares sold..........................................            10,668
Unamortized organization expense............................            59,631
                                                                   -----------
        Total assets........................................        15,605,793
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,065,015
  Custodian.................................................             9,961
  Fund shares redeemed......................................             9,177
  MainStay Management.......................................             8,389
  NYLIFE Distributors.......................................             5,539
  Transfer agent............................................             4,452
  Trustees..................................................               155
Accrued expenses............................................            46,866
                                                                   -----------
        Total liabilities...................................         1,149,554
                                                                   -----------
Net assets..................................................       $14,456,239
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    10,042
  Class B...................................................             4,070
Additional paid-in capital..................................        14,024,218
Accumulated undistributed net investment income.............             3,420
Accumulated undistributed net realized gain on
  investments...............................................           419,282
Net unrealized depreciation on investments..................            (4,793)
                                                                   -----------
Net assets..................................................       $14,456,239
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,289,749
                                                                   ===========
Shares of beneficial interest outstanding...................         1,004,199
                                                                   ===========
Net asset value per share outstanding.......................       $     10.25
Maximum sales charge (5.50% of offering price)..............              0.60
                                                                   -----------
Maximum offering price per share outstanding................       $     10.85
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 4,166,153
                                                                   ===========
Shares of beneficial interest outstanding...................           407,002
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.24
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       337
                                                                   ===========
Shares of beneficial interest outstanding...................                33
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.24
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 202,377
  Interest..................................................    100,416
                                                              ---------
    Total income............................................    302,793
                                                              ---------
Expenses:
  Management................................................     49,143
  Shareholder communication.................................     47,094
  Transfer agent............................................     21,340
  Registration..............................................     21,056
  Professional..............................................     18,613
  Service--Class A..........................................     13,799
  Service--Class B..........................................      3,751
  Service--Class C..........................................          1
  Distribution--Class B.....................................     11,254
  Distribution--Class C.....................................          1
  Custodian.................................................      9,439
  Organization..............................................      7,828
  Recordkeeping.............................................      7,133
  Trustees..................................................        328
  Miscellaneous.............................................     18,707
                                                              ---------
    Total expenses..........................................    229,487
                                                              ---------
Net investment income.......................................     73,306
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    526,098
Net unrealized depreciation on investments..................     (4,793)
                                                              ---------
Net realized and unrealized gain on investments.............    521,305
                                                              ---------
Net increase in net assets resulting from operations........  $ 594,611
                                                              =========

-------
* Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $    73,306
  Net realized gain on investments..........................         526,098
  Net unrealized depreciation on investments................          (4,793)
                                                                 -----------
  Net increase in net assets resulting from operations......         594,611
                                                                 -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................         (70,639)
    Class B.................................................         (14,420)
    Class C.................................................              (1)
  From net realized gain on investments:
    Class A.................................................         (73,706)
    Class B.................................................         (28,837)
    Class C.................................................              (2)
                                                                 -----------
      Total dividends and distributions to shareholders.....        (187,605)
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       9,963,096
    Class B.................................................       4,192,218
    Class C.................................................             300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................          79,421
    Class B.................................................          38,060
    Class C.................................................               3
                                                                 -----------
                                                                  14,273,098
  Cost of shares redeemed:
    Class A.................................................         (15,950)
    Class B.................................................        (207,914)
    Class C.................................................              (1)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      14,049,233
                                                                 -----------
      Net increase in net assets............................      14,456,239
NET ASSETS:
Beginning of period.........................................              --
                                                                 -----------
End of period...............................................     $14,456,239
                                                                 ===========
Accumulated undistributed net investment income at end of
  period....................................................     $     3,420
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Financial Highlights selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................      $ 10.00        $ 10.00            $  9.06
                                                                  -------        -------            -------
Net investment income.......................................         0.07           0.04               0.04
Net realized and unrealized gain on investments.............         0.32           0.31               1.25
                                                                  -------        -------            -------
Total from investment operations............................         0.39           0.35               1.29
                                                                  -------        -------            -------
Less dividends and distributions:
From net investment income..................................        (0.07)         (0.04)             (0.04)
From net realized gain on investments.......................        (0.07)         (0.07)             (0.07)
                                                                  -------        -------            -------
Total dividends and distributions...........................        (0.14)         (0.11)             (0.11)
                                                                  -------        -------            -------
Net asset value at end of period............................      $ 10.25        $ 10.24            $ 10.24
                                                                  =======        =======            =======
Total investment return (a).................................         4.01%          3.56%             14.30%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         1.20%+         0.45%+             0.45%+
    Expenses................................................         3.11%+         3.86%+             3.86%+
Portfolio turnover rate.....................................          270%           270%               270%
Net assets at end of period (in 000's)......................      $10,290        $ 4,166            $    --(b)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-

20
-

Notes to Financial Statements

adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $15,174 have been reclassified from accumulated net investment loss to accumulated net realized gain on investments and additional paid-in capital, due primarily to recharacterization of distributions.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

                                                                              21
                                                                               -

MainStay Equity Income Fund

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund. For the period ended December 31, 1998, the Manager earned $49,143.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

22
-

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $2,531 for the period ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $169 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998 amounted to $21,340.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $9,225,000 and $1,024,000, respectively. This represents 89.7% and 24.6% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $387 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,133 for the period ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $41,626 and $29,070, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other

                                                                              23
                                                                               -

MainStay Equity Income Fund

factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                     June 1, 1998* through
                                                                       December 31, 1998
                                                             -------------------------------------
                                                             Class A       Class B       Class C**
                                                             -------       -------       ---------
Shares sold................................................     998          424             --
Shares issued in reinvestment of dividends and
  distributions............................................       8            4             --
                                                              -----          ---            ---
                                                              1,006          428             --
Shares redeemed............................................      (2)         (21)            --
                                                              -----          ---            ---
Net increase...............................................   1,004          407             --(a)
                                                              =====          ===            ===

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

24
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                                                                              25
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

26
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

                                                                              27
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

28
-

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.

[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Equity Income Fund. It may be given to others only when preceeded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN20-02/99

  [RECYCLE.LOGO]

                                                     MAINSTAY EQUITY INCOME FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Equity Index Fund Highlights       3
                                                              $10,000 Invested in the MainStay
                                                              Equity Index Fund versus S&P 500 and
                                                              Inflation                                   4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Returns & Lipper Rankings                   8
                                                              Top 10 Equity Holdings                      9
                                                              Portfolio of Investments                   10
                                                              Financial Statements                       19
                                                              Notes to Financial Statements              23
                                                              Report of Independent Accountants          28
                                                              The MainStay Funds                         29

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Equity Index Fund Highlights

                               1998 MARKET RECAP

- The U.S. economy continued to expand in a favorable environment of generally solid corporate earnings growth, low interest rates, and extraordinarily tame inflation.

- In the third quarter, however, an economic collapse in Russia, a weakening economic outlook in Latin America, and ongoing economic woes in Asia combined with lower corporate profits and expectations of slower growth in the U.S. to cause U.S. equity markets to tumble.

- Fears of global recession and financial market instability prompted the Federal Reserve Board to move to lower interest rates 0.25% three separate times beginning in late September. This provided an enormous psychological boost that set the stage for the equity markets' unexpectedly speedy rebound in the fourth quarter.
                                1998 FUND RECAP
- For the one-year period ended 12/31/98, the MainStay Equity Index Fund returned 27.69% for Class A shares, excluding all sales charges.

- The Fund closely tracked the 28.58% return of the S&P 500* Index and exceeded the 14.52% return of the average Lipper(+) general equity fund for the one-year period ended 12/31/98.

- Buoyed by positive investor sentiment toward their higher liquidity and relative safe haven status, the large-capitalization stocks of which the Fund is composed outperformed their mid- and small-capitalization counterparts which returned 19.11% and -1.32%, respectively, based on the performance of the S&P 400 MidCap(++) and S&P 600 SmallCap(sec.) Indexes, respectively.

- The Fund underperformed the average Lipper S&P 500 Index objective fund, which returned 28.05% for the one-year period ended 12/31/98.

- The Fund earned a five-star rating from Morningstar(#) based on its overall performance as of 12/31/98.

-------
*  See footnote on page 4 for more information on the S&P 500.
(+) See footnote and table on page 8 for more information on Lipper Inc.
(++) S&P 400 MidCap Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.
(sec.) S&P 600 SmallCap Index is an unmanaged capitalization-weighted index that measures the performance of selected stocks with small market-capitalizations.
(#) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges and may change monthly. Its ratings of 1 (low) to 5
    (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of the funds in a rating group receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. As of 12/31/98, the individual 3- and 5-year ratings for the Class A shares of the MainStay Equity Index Fund were 5 stars out of 2,802 and 1,702 domestic equity funds.

$10,000 Invested in the Mainstay
Equity Index Fund versus S&P 500
and Inflation

CLASS A SHARES SEC Returns: 1-year 23.86%, 5-year 22.25%, since inception 19.02%

                                  [LINE GRAPH]

               MAINSTAY EQUITY INDEX FUND           S&P 500*                  INFLATION(+)
               --------------------------           --------                   ----------
12/90                     9710                        10000                       10000
12/91                    12430                        13040                       10298
12/92                    13200                        14032                       10603
12/93                    14391                        15441                       10893
12/94                    14463                        15645                       11177
12/95                    19657                        21518                       11467
12/96                    23988                        26454                       11847
12/97                    31728                        35280                       12047
12/98                    40514                        45361                       12241

-----------

  Past performance is no guarantee of future results. This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Overall in 1998, tame inflation and a corresponding drop in interest rates had a positive impact on stock prices, with the S&P 500* Index returning 28.58% for the one-year period ended 12/31/98. Against a backdrop of above-average corporate productivity, falling producer prices (i.e., the cost of raw materials), and heavy consumer spending, the market for large-capitalization stocks managed to post its fourth consecutive annual gain in excess of 20%. Giant mergers among the telecommunications, financial services, and heavy industry sectors made headlines throughout the year.

During the first six months of the year, the S&P 500 climbed even as volatility increased, crossing the 1,000 mark for the first time in February 1998. As fears of a tightening by the Federal Reserve Board mounted during the second quarter, the markets began a roller-coaster ride of volatility that began in April and continued through June. Lower corporate profits, expectations of slower U.S. corporate growth, and the General Motors strike helped cause stocks to tumble in a July sell-off. Bad news continued in August, as Russia devalued its currency and defaulted on its debt, weak commodity prices helped to dampen the outlook for Latin America and ongoing economic instability in Asia generally impacted markets worldwide. Declining consumption in these regions and their inexpensive exports to the United States put considerable downward pressure on corporate profitability. An impending credit crunch, political infighting, and the collapse of a high-profile hedge fund only added to investor concerns. The result of all this--the S&P 500's total return in August was one of the ten worst since the Index's inception.

The S&P 500 Index scored tremendous gains early in September, which helped it to quickly recover more than half of its August losses before faltering toward the end of the month. Frustrated by a smaller-than-expected 0.25% interest rate cut by the Federal Reserve Board at the end of September, the markets tumbled once again, only to roar back as the Federal Reserve rapidly cut rates 0.25% twice more in the fourth quarter. We believe this evidence of commitment to maintaining global financial stability--along with a lack of panic among small market investors after the summer plunge--was all the markets needed to spark a powerful rally that fueled the strongest fourth-quarter returns in some twenty years for most of the major U.S. large-cap equity indices. The quarter was led by the technology sector in general and Internet-related stocks in particular.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY EQUITY INDEX FUND PERFORM IN 1998?

For the one-year period ended 12/31/98, the MainStay Equity Index Fund returned 27.69% for Class A shares, excluding all sales charges. The Fund slightly underperformed the average Lipper(+) S&P 500 Index objective fund, which returned 28.05% for the year, and significantly outperformed the average Lipper general equity fund, which returned 14.52%.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

FEDERAL RESERVE BOARD
--------------------
The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, estab- lishes bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

DEVALUATION
--------------------
A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

-------
* See footnote on page 4 for more information on the S&P 500.

+ See footnote and table on page 8 for more information on Lipper Inc.

MERGERS AND
ACQUISITIONS
--------------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

SPIN-OFF
--------------------

A form of corporate divestiture that results in a subsidiary or division becoming an independent company.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

                   CLASS A SHARES
                   --------------
12/91                   28.01
12/92                    6.19
12/93                    9.01
12/94                    0.50
12/95                   35.91
12/96                   22.04
12/97                   32.26
12/98                   27.69

--------
See footnote * on page 8 for more information on performance.

WHAT CAUSED THE FUND TO UNDERPERFORM THE S&P 500 AND ITS PEERS?

The Fund performed precisely as anticipated, closely mirroring the performance of its benchmark, the S&P 500 Index, but trailing by a slight margin due to various expenses. The S&P 500 Index itself is a hypothetical investment and does not face the day-to-day expenses associated with mutual fund investing. In addition, the Fund cannot fully replicate the Index at all times, since it must make ongoing accommodations for new investments and redemptions. Since the Fund underperformed its average S&P 500 Index objective fund by 0.36% and still managed to rank in the top 10% of all funds in its rating universe, according to Morningstar,(++) we believe the impact of these factors was minor.

DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE YEAR?

It did. The S&P 500 Index is not static. Mergers, acquisitions, spin-offs, and the success and failure of some companies can impact which companies are included in the Index--and their relative weightings. During 1998, an abundance of giant corporate mergers changed the composition of the S&P 500 Index, and thus the Fund's portfolio. Specifically, at year end, there were 48 changes to the S&P 500, over 75% of which were due to mergers and acquisitions.

WHICH WERE THE FUND'S MOST SIGNIFICANT PURCHASES AND SALES DURING THE ANNUAL PERIOD?

All purchases and sales were executed in an attempt to invest in stocks in the same proportions as they are represented in the S&P 500. Significant purchases included America Online, General Electric, Microsoft, Coca-Cola, Exxon, Intel, AT&T, Merck, Pfizer, and Safeway. Significant sales included Amoco, Chrysler, General Re, General Electric, MCI WorldCom, Exxon, IBM, Abercrombie & Fitch, Microsoft, and Intel.
-------
++ Please see footnote on page 3 for more information on Morningstar, Inc.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

           [PIE CHART]

ALL OTHERS                     74.2%
COMPUTER SOFTWARE & SERVICES    6.1%
HEALTH CARE - DRUGS             5.4%
COMPUTER SYSTEMS                5.1%
TELEPHONE                       4.7%
HEALTHCARE - DIVERSIFIED        4.5%

Actual percentages will vary over time

WHICH OF THE FUND'S INDIVIDUAL STOCKS SHOWED THE BEST PERFORMANCE DURING 1998?

America Online generated the single highest gain for the year, rising 586%.(sec.) Other strong performers included Dell Computer, up 249%; Apple Computer, up 212%; EMC Corp., up 210%; Lucent Technology, up 175%; Ascend Communications, up 168%; Cisco Systems, up 150%; Providian Financial, up 149%; Unisys Corp., up 148%; and Compuware, which rose 144%.

WHICH INDIVIDUAL STOCKS RECORDED THE WORST PERFORMANCE DURING 1998?

Harnischfeger was the worst-performing stock in the S&P 500, with a decline of 71%. IKON Office Solutions fell 70%; Rowan Companies fell 68%; Case Corp. was down 64%; and Union Pacific Resources declined 63% for the year.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Stocks are inherently risky investments. While they historically have provided investors with attractive returns and outperformed all other major asset classes over the long term, investors must be aware that over shorter periods of time, their prices may fluctuate in value, often dramatically.

The objective of the MainStay Equity Index Fund is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. As a result, we do not respond to nor evaluate changing market and economic conditions. Nor do we manage according to a given outlook for the equity markets or the economy in general.

However, it seems unlikely that stock market returns can continue at the levels we have seen in recent years. As 1998 has once again proved, equity markets are unpredictable, particularly in the short term, and no one can know with absolute certainty whether the markets will rise or fall in 1999. That's why we feel it is important for investors to keep focused on their long-term goals despite short-term volatility.

James A. Mehling, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.

-------
(sec.) Returns reflect performance for the one-year period ended 12/31/98.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIFE OF FUND
                       1 YEAR     5 YEARS      THROUGH 12/31/98
    Class A            27.69%     23.00%            19.47%

   FUND SEC RETURNS*

                                                 LIFE OF FUND
                       1 YEAR     5 YEARS      THROUGH 12/31/98
    Class A            23.86%     22.25%            19.02%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                 LIFE OF FUND
                       1 YEAR     5 YEARS      THROUGH 12/31/98
    Equity Index      78 out of  39 out of        13 out of
    Fund              95 funds   40 funds          13 funds
    Average Lipper
    S&P 500 Index
    objective fund     28.05%     23.56%            20.27%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $39.47      $0.2100      $0.4262

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The MainStay Equity Index Fund's expense cap was terminated on April 1, 1998. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Life of fund return is for the period 12/20/90 through 12/31/98. For the 12-month period ended 12/31/98, the Lipper general equity average included 3,325 funds and the MainStay Equity Index Fund was ranked 690 out of 3,325; 118 out of 1,222; and 171 out of 621 funds for the 1-year, 5-year, and since-inception periods.

Top 10 Equity Holdings as of 12/31/98

                          HOLDING                                   AMOUNT
  Microsoft Corp.                                                 $27,059,873
  General Electric Co.                                             26,168,213
  Intel Corp.                                                      15,462,447
  Wal-Mart Stores, Inc.                                            14,358,164
  Exxon Corp.                                                      13,907,571
  Merck & Co., Inc.                                                13,760,192
  International Business Machines Corp.                            13,493,032
  Coca-Cola Co. (The)                                              12,898,382
  Pfizer Inc.                                                      12,732,659
  Cisco Systems, Inc.                                              11,469,490

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Equity Index Fund

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (98.2%)(+)

AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)..................    78,175      $ 2,550,459
General Dynamics Corp. ...........     9,897          580,212
Lockheed Martin Corp. ............    15,407        1,305,743
Northrop Grumman Corp. ...........     5,240          383,175
Raytheon Co. Class B..............    26,411        1,406,386
Rockwell International Corp. .....    15,003          728,583
United Technologies Corp. ........    17,715        1,926,506
                                                  -----------
                                                    8,881,064
                                                  -----------
AIRLINES (0.3%)
AMR Corp. (a).....................    14,407          855,416
Delta Air Lines, Inc. ............    11,155          580,060
Southwest Airlines Co. ...........    26,330          590,779
US Airways Group, Inc. (a)........     6,855          356,460
                                                  -----------
                                                    2,382,715
                                                  -----------

ALUMINUM (0.2%)
Alcan Aluminum Ltd. ..............    17,919          484,933
Aluminum Co. of America...........    14,370        1,071,463
Reynolds Metals Co. ..............     5,083          267,811
                                                  -----------
                                                    1,824,207
                                                  -----------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. .........     6,133          125,343
Genuine Parts Co. ................    14,166          473,676
Goodyear Tire & Rubber Co.
 (The)............................    12,378          624,315
                                                  -----------
                                                    1,223,334
                                                  -----------

AUTOMOBILES (1.2%)
Ford Motor Co. ...................    94,695        5,557,413
General Motors Corp. .............    51,400        3,678,312
                                                  -----------
                                                    9,235,725
                                                  -----------

BANKS--MAJOR REGIONAL (4.5%)
Bank of New York Co., Inc.
 (The)............................    59,525        2,395,881
Bank One Corp. ...................    91,669        4,680,848
BankBoston Corp. .................    23,152          901,481
BB&T Corp. .......................    22,983          926,502
Comerica Inc. ....................    12,144          828,069
Fifth Third Bancorp...............    20,995        1,497,206
Firstar Corp. ....................    13,100        1,221,575
Fleet Financial Group, Inc. ......    44,696        1,997,353
Huntington Bancshares Inc. .......    16,600          499,038
KeyCorp...........................    35,587        1,138,784
Mellon Bank Corp. ................    20,451        1,406,006
Mercantile Bancorp Inc. ..........    12,300          567,338
National City Corp. ..............    25,867        1,875,358
-------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                     Shares          Value
BANKS--MAJOR REGIONAL (CONTINUED)
Northern Trust Corp. .............     8,795      $   767,913
PNC Bank Corp. ...................    23,673        1,281,301
Regions Financial Corp. ..........    17,290          697,003
Republic New York Corp. ..........     8,510          387,737
State Street Corp. ...............    12,742          886,365
Summit Bancorp....................    13,636          595,723
SunTrust Banks, Inc. .............    24,654        1,886,031
Synovus Financial Corp. ..........    20,688          504,270
Union Planters Corp. .............    10,626          481,491
U.S. Bancorp......................    56,830        2,017,465
Wachovia Corp. ...................    15,820        1,383,261
Wells Fargo Co. ..................   126,568        5,054,809
                                                  -----------
                                                   35,878,808
                                                  -----------

BANKS--MONEY CENTER (2.4%)
BankAmerica Corp. ................   135,400        8,140,925
Bankers Trust Corp. ..............     7,424          634,288
Chase Manhattan Corp. (The).......    66,192        4,505,193
First Union Corp. ................    77,550        4,716,009
Morgan (J.P.) & Co., Inc. ........    13,701        1,439,461
                                                  -----------
                                                   19,435,876
                                                  -----------

BANKS--SAVINGS & LOANS (0.3%)
Golden West Financial Corp. ......     4,563          418,370
Washington Mutual, Inc. ..........    46,601        1,779,576
                                                  -----------
                                                    2,197,946
                                                  -----------

BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc. ........    37,417        2,455,491
Brown-Forman Corp.
 Class B..........................     5,349          404,852
Coors (Adolph) Co.
 Class B..........................     2,895          163,387
Seagram Co. Ltd. (The)............    30,878        1,173,364
                                                  -----------
                                                    4,197,094
                                                  -----------

BEVERAGES--SOFT DRINKS (2.4%)
Coca-Cola Co. (The) (c)...........   192,873       12,898,382
Coca-Cola Enterprises Inc. .......    30,626        1,094,879
PepsiCo, Inc. ....................   114,804        4,699,789
                                                  -----------
                                                   18,693,050
                                                  -----------

BROADCAST/MEDIA (1.1%)
CBS Corp. ........................    55,264        1,809,896
Clear Channel Communications, Inc.
 (a)..............................    19,493        1,062,369
Comcast Corp. Special Class A.....    29,096        1,707,571
MediaOne Group Inc. (a)...........    47,455        2,230,385
Tele-Communications, Inc. Series A
 TCI Group (a)....................    42,127        2,330,150
                                                  -----------
                                                    9,140,371
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1998

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING MATERIALS (0.2%)
Masco Corp. ......................    26,703      $   767,711
Owens Corning.....................     4,070          144,231
Sherwin-Williams Co. (The)........    13,653          401,057
                                                  -----------
                                                    1,312,999
                                                  -----------

CHEMICALS (1.4%)
Air Products & Chemicals, Inc. ...    18,165          726,600
Dow Chemical Co. (The)............    17,278        1,571,218
Du Pont (E.I.) De Nemours &
 Co. .............................    88,048        4,672,047
Eastman Chemical Co. .............     6,210          277,897
Goodrich (B.F.) Co. (The).........     5,660          203,053
Hercules Inc. ....................     7,623          208,680
Monsanto Co. .....................    49,003        2,327,642
Praxair, Inc. ....................    12,400          437,100
Rohm & Haas Co. ..................    13,071          393,764
Union Carbide Corp. ..............    10,362          440,385
                                                  -----------
                                                   11,258,386
                                                  -----------

CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. .............     9,250          416,828
Engelhard Corp. ..................    11,281          219,980
FMC Corp. (a).....................     2,742          153,552
PPG Industries, Inc. .............    14,068          819,461
                                                  -----------
                                                    1,609,821
                                                  -----------

CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)............     5,968           93,623
Great Lakes Chemical Corp. .......     4,700          188,000
Morton International, Inc. .......     9,466          231,917
Nalco Chemical Co. ...............     5,300          164,300
Sigma-Aldrich Corp. ..............     7,917          232,562
                                                  -----------
                                                      910,402
                                                  -----------

COMMUNICATIONS--EQUIPMENT MANUFACTURERS (3.7%)
Andrew Corp. (a)..................     6,774          111,771
Ascend Communications, Inc. (a)...    16,978        1,116,304
Cabletron Systems, Inc. (a).......    12,911          108,130
Cisco Systems, Inc. (a)...........   123,577       11,469,490
General Instrument Corp. (a)......    13,103          444,683
Lucent Technologies Inc. .........   102,937       11,323,070
Northern Telecom Ltd. ............    50,983        2,555,523
Scientific-Atlanta, Inc. .........     5,855          133,567
Tellabs, Inc. (a).................    15,263        1,046,469
3Com Corp. (a)....................    28,048        1,256,901
                                                  -----------
                                                   29,565,908
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value

COMPUTER SOFTWARE & SERVICES (6.1%)
Adobe Systems Inc. ...............     5,250      $   245,438
America Online Inc. (a)...........    35,600        5,153,100
Autodesk, Inc. ...................     3,658          156,151
Automatic Data Processing,
 Inc. ............................    23,723        1,902,288
BMC Software, Inc. (a)............    16,874          751,948
Ceridian Corp. (a)................     5,728          399,886
Computer Associates International,
 Inc. ............................    42,159        1,797,027
Computer Sciences Corp. (a).......    12,219          787,362
Compuware Corp. (a)...............    10,400          812,500
Electronic Data Systems Corp. ....    38,637        1,941,509
Equifax Inc. .....................    11,667          398,865
First Data Corp. .................    34,649        1,097,940
HBO & Co. ........................    36,364        1,043,192
Microsoft Corp. (a)...............   195,114       27,059,873
Novell, Inc. (a)..................    27,741          502,806
Oracle Corp. (a)..................    76,037        3,279,096
Parametric Technology Corp. (a)...    21,341          349,459
Paychex, Inc. ....................    12,812          659,017
PeopleSoft, Inc. (a)..............    18,129          343,318
Shared Medical Systems Corp. .....     2,101          104,787
                                                  -----------
                                                   48,785,562
                                                  -----------

COMPUTER SYSTEMS (5.1%)
Apple Computer, Inc. (a)..........    10,413          426,282
Compaq Computer Corp. ............   133,053        5,579,910
Data General Corp. (a)............     3,793           62,347
Dell Computer Corp. (a)...........    99,532        7,284,498
EMC Corp. (a).....................    39,214        3,333,190
Gateway 2000, Inc. (a)............    12,287          628,941
Hewlett-Packard Co. ..............    81,159        5,544,174
International Business Machines
 Corp. ...........................    73,034       13,493,032
Seagate Technology, Inc. (a)......    19,187          580,407
Silicon Graphics, Inc. (a)........    14,893          191,747
Sun Microsystems, Inc. (a)........    29,828        2,554,023
Unisys Corp. (a)..................    19,847          683,481
                                                  -----------
                                                   40,362,032
                                                  -----------

CONGLOMERATES (0.2%)
Tenneco Inc. .....................    13,483          459,265
Textron Inc. .....................    12,347          937,600
                                                  -----------
                                                    1,396,865
                                                  -----------

CONSUMER FINANCE (0.4%)
Capital One Financial Corp. ......     5,213          599,495
Countrywide Credit Industries,
 Inc. ............................     8,771          440,195
Household International, Inc. ....    37,819        1,498,578
Providian Financial Corp. ........    11,286          846,487
                                                  -----------
                                                    3,384,755
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)

CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .......................     2,406      $   110,075
Crown Cork & Seal Co., Inc. ......     9,541          293,982
Owens-Illinois, Inc. (a)..........    12,111          370,899
                                                  -----------
                                                      774,956
                                                  -----------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ..................     4,188          158,882
Temple-Inland Inc. ...............     4,362          258,721
                                                  -----------
                                                      417,603
                                                  -----------

COSMETICS/PERSONAL CARE (0.7%)
Alberto-Culver Co.
 Class B..........................     4,366          116,517
Avon Products, Inc. ..............    20,720          916,860
Gillette Co. (The)................    86,825        4,194,733
International Flavors &
 Fragrances Inc. .................     8,464          374,003
                                                  -----------
                                                    5,602,113
                                                  -----------

ELECTRIC POWER COMPANIES (2.3%)
Ameren Corp. .....................    10,673          455,604
American Electric Power Co.,
 Inc. ............................    14,981          705,043
Baltimore Gas & Electric Co. .....    11,590          357,841
Carolina Power & Light Co. .......    11,903          560,185
Central & South West Corp. .......    16,689          457,904
Cinergy Corp. ....................    12,389          425,872
Consolidated Edison, Inc. ........    18,468          976,496
Dominion Resources, Inc. .........    15,419          720,838
DTE Energy Co. ...................    11,407          489,075
Duke Energy Corp. ................    28,392        1,818,863
Edison International..............    27,794          774,758
Entergy Corp. ....................    19,361          602,611
FirstEnergy Corp. ................    18,651          607,323
FPL Group, Inc. ..................    14,295          880,929
GPU, Inc. ........................    10,128          447,531
Houston Industries Inc. ..........    22,291          716,098
New Century Energies Inc. ........     8,758          426,953
Niagara Mohawk Power Corp. (a)....    14,783          238,376
Northern States Power Co. ........    11,899          330,197
PacifiCorp........................    23,445          493,810
PECO Energy Co. ..................    17,487          727,896
PG&E Corp. .......................    30,033          946,040
PP&L Resources, Inc. .............    11,904          331,824
Public Service Enterprise Group
 Inc. ............................    17,833          713,320
Southern Co. (The)................    54,505        1,584,052
Texas Utilities Co. ..............    22,010        1,027,592
Unicom Corp. .....................    17,126          660,421
                                                  -----------
                                                   18,477,452
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value

ELECTRICAL EQUIPMENT (4.0%)
AMP Inc. .........................    17,203      $   895,631
Emerson Electric Co. .............    34,568        2,162,661
General Electric Co. (c)..........   256,394       26,168,213
Grainger (W.W.), Inc. ............     7,418          308,774
Honeywell Inc. ...................    10,011          753,953
Raychem Corp. ....................     6,250          201,953
Solectron Corp. (a)...............     9,200          855,025
Thomas & Betts Corp. .............     4,324          187,283
                                                  -----------
                                                   31,533,493
                                                  -----------

ELECTRONICS--DEFENSE (0.0%) (b)
EG&G, Inc. .......................     3,652          101,571
                                                  -----------

ELECTRONICS--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. (The)..........     3,893          379,811
Tektronix, Inc. ..................     3,693          111,021
                                                  -----------
                                                      490,832
                                                  -----------

ELECTRONICS--SEMICONDUCTORS (3.0%)
Advanced Micro Devices, Inc.
 (a)..............................    11,325          327,717
Applied Materials, Inc. (a).......    28,881        1,232,858
Intel Corp. ......................   130,416       15,462,447
KLA-Tencor Corp. (a)..............     6,831          296,295
LSI Logic Corp. (a)...............    11,068          178,471
Micron Technology, Inc. (a).......    16,773          848,085
Motorola, Inc. ...................    47,090        2,875,433
National Semiconductor Corp.
 (a)..............................    12,984          175,284
Texas Instruments Inc. ...........    30,481        2,608,030
                                                  -----------
                                                   24,004,620
                                                  -----------

ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ......................     6,172          262,696
Foster Wheeler Corp. .............     3,173           41,844
                                                  -----------
                                                      304,540
                                                  -----------

ENTERTAINMENT (1.6%)
King World Productions, Inc.
 (a)..............................     5,770          169,854
Time Warner Inc. .................    96,023        5,959,428
Viacom Inc. Class B (a)...........    27,245        2,016,130
Walt Disney Co. (The).............   160,333        4,809,990
                                                  -----------
                                                   12,955,402
                                                  -----------

FINANCIAL--MISCELLANEOUS (4.3%)
American Express Co. .............    35,343        3,613,822
American General Corp. ...........    19,869        1,549,782
Associates First Capital Corp.
 Class A..........................    56,544        2,396,052
Citigroup Inc. ...................   177,749        8,798,576
Fannie Mae........................    81,123        6,003,102
Franklin Resources Inc. ..........    19,839          634,848
Freddie Mac.......................    53,306        3,434,905
MBIA Inc. ........................     7,747          507,913

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL--MISCELLANEOUS (CONTINUED)
MBNA Corp. .......................    58,805      $ 1,466,450
Morgan Stanley Dean Witter &
 Co. .............................    45,180        3,207,780
SLM Holding Corp. ................    13,199          633,552
SunAmerica Inc. ..................    16,957        1,375,636
Transamerica Corp. ...............     5,008          578,424
                                                  -----------
                                                   34,200,842
                                                  -----------

FOOD (2.1%)
Bestfoods.........................    22,320        1,188,540
Campbell Soup Co. ................    35,262        1,939,410
ConAgra, Inc. ....................    38,343        1,207,805
General Mills, Inc. ..............    12,187          947,539
Heinz (H.J.) Co. .................    28,456        1,611,321
Hershey Foods Corp. ..............    11,240          698,988
Kellogg Co. ......................    31,929        1,089,577
Quaker Oats Co. (The).............    10,694          636,293
Ralston-Ralston Purina Group......    24,570          795,454
Sara Lee Corp. ...................    71,514        2,015,801
Unilever N.V. ....................    50,137        4,158,237
Wrigley (Wm.) Jr. Co. ............     9,070          812,332
                                                  -----------
                                                   17,101,297
                                                  -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc. ............    15,808        1,199,432
SUPERVALU Inc. ...................     9,421          263,788
SYSCO Corp. ......................    26,114          716,503
                                                  -----------
                                                    2,179,723
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp. ...............    29,147          568,366
Battle Mountain Gold Co. .........    18,095           74,642
Homestake Mining Co. .............    18,783          172,569
Newmont Mining Corp. .............    13,118          236,944
Placer Dome Inc. .................    19,706          226,619
                                                  -----------
                                                    1,279,140
                                                  -----------

HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)........     6,834          383,131
Snap-on Inc. .....................     4,604          160,277
Stanley Works (The)...............     6,958          193,084
                                                  -----------
                                                      736,492
                                                  -----------

HEALTH CARE--DIVERSIFIED (4.5%)
Abbott Laboratories...............   118,751        5,818,799
Allergan, Inc. ...................     5,087          329,383
American Home Products Corp. .....   103,125        5,807,226
Bristol-Myers Squibb Co. .........    77,783       10,408,338

-------------------------------------------------------------
                                     Shares          Value
HEALTH CARE--DIVERSIFIED (CONTINUED)
Johnson & Johnson.................   105,217      $ 8,825,076
Mallinckrodt Inc. ................     5,772          177,850
Warner-Lambert Co. ...............    64,379        4,840,496
                                                  -----------
                                                   36,207,168
                                                  -----------

HEALTH CARE--DRUGS (5.4%)
Lilly (Eli) & Co. ................    86,013        7,644,405
Merck & Co., Inc. ................    93,171       13,760,192
Pfizer Inc. ......................   101,506       12,732,659
Pharmacia & Upjohn, Inc. .........    39,948        2,262,056
Schering-Plough Corp. ............   115,036        6,355,739
                                                  -----------
                                                   42,755,051
                                                  -----------

HEALTH CARE--HMOS (0.2%)
Aetna Inc. .......................    11,136          875,568
Humana Inc. (a)...................    13,108          233,486
United Healthcare Corp. ..........    14,538          626,043
                                                  -----------
                                                    1,735,097
                                                  -----------

HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare Corp. ....    50,467        1,249,058
Tenet Healthcare Corp. (a)........    24,224          635,880
                                                  -----------
                                                    1,884,938
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ................     4,200          207,900
Bausch & Lomb Inc. ...............     4,362          261,720
Baxter International Inc. ........    22,419        1,441,822
Becton, Dickinson & Co. ..........    19,247          821,606
Biomet, Inc. .....................     8,800          354,200
Boston Scientific Corp. (a).......    30,757          824,672
Guidant Corp. ....................    11,849        1,306,352
Medtronic, Inc. ..................    38,416        2,852,388
St. Jude Medical, Inc. (a)........     6,588          182,405
                                                  -----------
                                                    8,253,065
                                                  -----------

HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a)....................     6,799          355,248
Amgen Inc. (a)....................    20,034        2,094,805
HCR Manor Care, Inc. (a)..........     8,503          249,776
HEALTHSOUTH Corp. (a).............    33,075          510,595
                                                  -----------
                                                    3,210,424
                                                  -----------

HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc. .........     3,121          110,796
Dana Corp. .......................    12,934          528,677
Eaton Corp. ......................     5,634          398,253

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEAVY DUTY TRUCKS & PARTS (CONTINUED)
ITT Industries, Inc. .............     8,129      $   323,128
Navistar International Corp.
 (a)..............................     5,418          154,413
PACCAR Inc. ......................     6,136          252,343
                                                  -----------
                                                    1,767,610
                                                  -----------
HOMEBUILDING (0.1%)
Centex Corp. .....................     4,698          211,704
Kaufman & Broad Home Corp. .......     3,088           88,780
Pulte Corp. ......................     3,370           93,728
                                                  -----------
                                                      394,212
                                                  -----------
HOTEL/MOTEL (0.4%)
Carnival Corp. ...................    46,600        2,236,800
Harrah's Entertainment, Inc.
 (a)..............................     7,902          123,963
Hilton Hotels Corp. ..............    20,458          391,259
Marriott International, Inc.
 Class A..........................    19,638          569,502
                                                  -----------
                                                    3,321,524
                                                  -----------

HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ............................     3,041          183,410
Maytag Corp. .....................     7,169          446,270
Whirlpool Corp. ..................     5,801          321,231
                                                  -----------
                                                      950,911
                                                  -----------

HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)..................     8,181          955,643
Colgate-Palmolive Co. ............    22,874        2,124,423
Fort James Corp. .................    17,362          694,480
Kimberly-Clark Corp. .............    42,445        2,313,252
Procter & Gamble Co. (The)........   103,789        9,477,233
                                                  -----------
                                                   15,565,031
                                                  -----------
HOUSEWARES (0.2%)
Fortune Brands, Inc. .............    13,560          428,835
Newell Co. .......................    12,825          529,031
Rubbermaid Inc. ..................    11,834          372,031
Tupperware Corp. .................     4,561           74,972
                                                  -----------
                                                    1,404,869
                                                  -----------

INSURANCE BROKERS (0.2%)
Aon Corp. ........................    13,250          733,719
Marsh & McLennan Cos., Inc. ......    20,210        1,181,022
                                                  -----------
                                                    1,914,741
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value
INSURANCE--LIFE (0.4%)
Conseco, Inc. ....................    24,459      $   747,528
Jefferson-Pilot Corp. ............     8,383          628,725
Lincoln National Corp. ...........     7,984          653,191
Provident Cos., Inc. .............    10,653          442,100
Torchmark Corp. ..................    11,097          391,863
UNUM Corp. .......................    10,920          637,455
                                                  -----------
                                                    3,500,862
                                                  -----------

INSURANCE--MULTI-LINE (1.3%)
American International Group,
 Inc. ............................    82,111        7,933,975
CIGNA Corp. ......................    16,140        1,247,824
Hartford Financial Services
 Group,Inc. (The).................    18,475        1,013,816
                                                  -----------
                                                   10,195,615
                                                  -----------

INSURANCE--PROPERTY & CASUALTY (0.9%)
Allstate Corp. (The)..............    64,177        2,478,837
Chubb Corp. (The).................    12,993          842,921
Cincinnati Financial Corp. .......    13,124          480,667
Loews Corp. ......................     9,022          886,412
MGIC Investment Corp. ............     8,548          340,317
Progressive Corp. (The)...........     5,612          950,532
SAFECO Corp. .....................    10,650          457,284
St. Paul Cos., Inc. (The).........    18,516          643,431
                                                  -----------
                                                    7,080,401
                                                  -----------

INVESTMENT BANK/BROKERAGE (0.6%)
Bear Stearns Cos., Inc. (The).....     8,983          335,740
Lehman Brothers Holdings Inc. ....     9,039          398,281
Merrill Lynch & Co., Inc. ........    27,730        1,850,977
Schwab (Charles) Corp. (The)......    31,578        1,774,289
                                                  -----------
                                                    4,359,287
                                                  -----------

LEISURE TIME (0.1%)
Brunswick Corp. ..................     7,764          192,159
Mirage Resorts, Inc. (a)..........    14,127          211,022
                                                  -----------
                                                      403,181
                                                  -----------

MACHINE TOOLS (0.0%) (b)
Milacron Inc. ....................     3,105           59,771
                                                  -----------

MACHINERY--DIVERSIFIED (0.4%)
Briggs & Stratton Corp. ..........     1,815           90,523
Case Corp. .......................     5,920          129,130
Caterpillar Inc. .................    28,100        1,292,600
Cooper Industries, Inc. ..........     8,104          386,459
Deere & Co. ......................    18,646          617,649
Harnischfeger Industries, Inc. ...     3,763           38,336

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY--DIVERSIFIED (CONTINUED)
Ingersoll-Rand Co. ...............    13,007      $   610,516
NACCO Industries, Inc. Class A....       663           60,996
Thermo Electron Corp. (a).........    12,435          210,618
Timken Co. (The)..................     4,927           92,997
                                                  -----------
                                                    3,529,824
                                                  -----------

MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ......     2,810           97,647
                                                  -----------
MANUFACTURING--DIVERSIFIED (1.2%)
Aeroquip-Vickers, Inc. ...........     2,193           65,653
AlliedSignal Inc. ................    43,837        1,942,527
Crane Co. ........................     5,448          164,462
Danaher Corp. ....................    10,518          571,259
Dover Corp. ......................    17,491          640,608
Illinois Tool Works Inc. .........    19,702        1,243,689
Johnson Controls, Inc. ...........     6,691          394,769
Millipore Corp. ..................     3,416           97,142
Pall Corp. .......................     9,879          250,062
Parker-Hannifin Corp. ............     8,772          287,282
Sealed Air Corp. (a)..............     6,478          330,783
Tyco International Ltd. ..........    50,543        3,812,838
                                                  -----------
                                                    9,801,074
                                                  -----------

METALS--MINING (0.1%)
ASARCO Inc. ......................     3,228           48,622
Cyprus Amax Minerals Co. .........     7,074           70,740
Freeport-McMoRan Copper & Gold
 Inc. Class B.....................    12,972          135,395
Inco Ltd. ........................    13,111          138,485
Phelps Dodge Corp. ...............     4,735          240,893
                                                  -----------
                                                      634,135
                                                  -----------

MISCELLANEOUS (1.4%)
AES Corp. (The) (a)...............    13,864          656,807
AirTouch Communications, Inc.
 (a)..............................    44,760        3,228,315
American Greetings Corp. Class
 A................................     5,549          227,856
Archer-Daniels-Midland Co. .......    46,464          798,600
Corning Inc. .....................    18,222          819,990
Harcourt General, Inc. ...........     5,560          295,722
Harris Corp. .....................     6,245          228,723
Jostens, Inc. ....................     2,896           75,839
Minnesota Mining &
 Manufacturing Co. ...............    31,415        2,234,392
Nextel Communications, Inc.
 Class A (a)......................    22,464          530,712
Pioneer Hi-Bred International,
 Inc. ............................    19,021          513,567
Sprint Corp. (PCS Group) (a)......    32,462          750,684
TRW Inc. .........................     9,356          525,690
                                                  -----------
                                                   10,886,897
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value
NATURAL GAS DISTRIBUTORS &
PIPELINES (0.6%)
Coastal Corp. (The)...............    16,576      $   579,124
Columbia Energy Group.............     6,480          374,220
Consolidated Natural Gas Co. .....     7,460          402,840
Eastern Enterprises...............     1,571           68,731
Enron Corp. ......................    25,853        1,475,237
NICOR Inc. .......................     3,787          160,001
ONEOK, Inc. ......................     2,467           89,120
Peoples Energy Corp. .............     2,777          110,733
Sempra Energy.....................    18,793          476,872
Sonat, Inc. ......................     8,634          233,658
Williams Cos., Inc. (The).........    33,355        1,040,259
                                                  -----------
                                                    5,010,795
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.6%)
Moore Corp. Ltd. .................     6,921           76,131
Pitney Bowes Inc. ................    21,304        1,407,395
Xerox Corp. ......................    25,859        3,051,362
                                                  -----------
                                                    4,534,888
                                                  -----------

OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ..........     3,833           74,264
Rowan Cos., Inc. (a)..............     6,529           65,290
                                                  -----------
                                                      139,554
                                                  -----------

OIL & GAS--EQUIPMENT & SERVICES (0.4%)
Baker Hughes Inc. ................    25,601          452,818
Halliburton Co. ..................    34,425        1,019,840
McDermott International Inc. .....     4,685          115,661
Schlumberger Ltd. ................    42,792        1,973,781
                                                  -----------
                                                    3,562,100
                                                  -----------

OIL & GAS--EXPLORATION &
PRODUCTION (0.2%)
Anadarko Petroleum Corp. .........     9,424          290,966
Apache Corp. .....................     7,749          196,146
Burlington Resources Inc. ........    13,965          500,122
Oryx Energy Co. (a)...............     8,317          111,760
Union Pacific Resources Group,
 Inc. ............................    19,791          179,356
                                                  -----------
                                                    1,278,350
                                                  -----------

OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. ...............     7,200          358,200
Ashland Inc. .....................     6,006          290,540
Atlantic Richfield Co. ...........    25,277        1,649,324
Kerr-McGee Corp. .................     3,739          143,017
Occidental Petroleum Corp. .......    27,094          457,211
Phillips Petroleum Co. ...........    19,894          847,982
Sunoco Inc. ......................     7,379          266,105
Unocal Corp. .....................    19,014          554,971
USX-Marathon Group................    24,148          727,459
                                                  -----------
                                                    5,294,809
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL--INTEGRATED INTERNATIONAL (4.2%)
Chevron Corp. ....................    51,044      $ 4,233,462
Exxon Corp. ......................   190,189       13,907,571
Mobil Corp. ......................    61,044        5,318,458
Royal Dutch Petroleum Co. ........   167,770        8,031,989
Texaco Inc. ......................    41,823        2,211,391
                                                  -----------
                                                   33,702,871
                                                  -----------

PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ..............     4,334          134,354
Champion International Corp. .....     7,499          303,709
Georgia-Pacific Group.............     6,861          401,797
International Paper Co. ..........    24,193        1,084,149
Louisiana-Pacific Corp. ..........     8,576          157,048
Mead Corp. (The)..................     8,149          238,868
Potlatch Corp. ...................     2,236           82,453
Union Camp Corp. .................     5,408          365,040
Westvaco Corp. ...................     7,977          213,883
Weyerhaeuser Co. .................    15,560          790,642
Willamette Industries, Inc. ......     8,687          291,015
                                                  -----------
                                                    4,062,958
                                                  -----------

PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ................    25,367        1,826,424
IKON Office Solutions, Inc. ......    10,693           91,559
Polaroid Corp. ...................     3,564           66,602
                                                  -----------
                                                    1,984,585
                                                  -----------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. ............................    13,608          386,977
Waste Management, Inc. ...........    44,963        2,096,400
                                                  -----------
                                                    2,483,377
                                                  -----------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)......     7,836          798,292
Meredith Corp. ...................     4,114          155,818
                                                  -----------
                                                      954,110
                                                  -----------

PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ............     7,240          348,425
Gannett Co., Inc. ................    22,016        1,457,184
Knight-Ridder, Inc. ..............     6,239          318,969
New York Times Co. (The)
 Class A..........................    14,253          494,401
Times Mirror Co. (The)
 Class A..........................     6,250          350,000
Tribune Co. ......................     9,541          629,706
                                                  -----------
                                                    3,598,685
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp. ...........................    36,689      $ 1,238,254
CSX Corp. ........................    17,249          715,834
Norfolk Southern Corp. ...........    29,829          945,206
Union Pacific Corp. ..............    19,476          877,637
                                                  -----------
                                                    3,776,931
                                                  -----------

RESTAURANTS (0.6%)
Darden Restaurants, Inc. .........    10,926          196,668
McDonald's Corp. .................    52,918        4,054,842
Tricon Global Restaurants, Inc.
 (a)..............................    11,999          601,450
Wendy's International, Inc. ......     9,731          212,257
                                                  -----------
                                                    5,065,217
                                                  -----------

RETAIL STORES--APPAREL (0.5%)
Gap, Inc. (The)...................    45,387        2,553,019
Limited, Inc. (The)...............    17,838          519,532
TJX Cos., Inc. (The)..............    25,209          731,061
                                                  -----------
                                                    3,803,612
                                                  -----------

RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc.
 Class A..........................     8,499          241,159
Federated Department Stores, Inc.
 (a)..............................    16,072          700,136
Kohl's Corp. (a)..................    12,432          763,791
May Department Stores Co. (The)...    18,296        1,104,621
Nordstrom, Inc. ..................    11,674          404,942
Penney (J.C.) Co., Inc. ..........    19,850          930,469
                                                  -----------
                                                    4,145,118
                                                  -----------

RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ..........     3,034          113,775
Rite Aid Corp. ...................    20,265        1,004,384
Walgreen Co. .....................    39,082        2,288,740
                                                  -----------
                                                    3,406,899
                                                  -----------

RETAIL STORES--FOOD (0.9%)
Albertson's, Inc. ................    19,303        1,229,360
American Stores Co. ..............    21,412          790,906
Fred Meyer Inc. (a)...............    12,001          723,060
Great Atlantic & Pacific Tea Co.,
 Inc. (The).......................     2,950           87,394
Kroger Co. (The) (a)..............    20,188        1,221,374
Safeway Inc. (a)..................    38,121        2,322,998
Winn-Dixie Stores, Inc. ..........    11,698          524,948
                                                  -----------
                                                    6,900,040
                                                  -----------

RETAIL STORES--GENERAL
MERCHANDISE (2.3%)
Dayton Hudson Corp. ..............    34,386        1,865,441
Kmart Corp. (a)...................    38,638          591,644

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Shares          Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL STORES--GENERAL MERCHANDISE (CONTINUED)
Sears, Roebuck & Co. .............    29,959      $ 1,273,258
Wal-Mart Stores, Inc. ............   176,309       14,358,164
                                                  -----------
                                                   18,088,507
                                                  -----------

RETAIL STORES--SPECIALTY (1.9%)
AutoZone, Inc. (a)................    12,014          395,711
Circuit City Stores-Circuit City
 Group............................     7,745          386,766
Consolidated Stores Corp. (a).....     8,424          170,059
Costco Cos., Inc. (a).............    16,942        1,223,001
CVS Corp. ........................    30,567        1,681,185
Dollar General Corp. .............    14,489          342,303
Home Depot, Inc. (The)............   122,322        7,484,577
Lowe's Cos., Inc. ................    27,621        1,413,850
Pep Boys-Manny, Moe & Jack
 (The)............................     4,935           77,418
Staples Inc. (a)..................    24,475        1,069,251
Tandy Corp. ......................     7,915          325,999
Toys "R" Us, Inc. (a).............    20,548          346,748
                                                  -----------
                                                   14,916,868
                                                  -----------

SHOES (0.1%)
NIKE, Inc. Class B................    22,383          907,910
Reebok International Ltd. (a).....     4,372           65,034
                                                  -----------
                                                      972,944
                                                  -----------

SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ................     7,903          355,635
Cendant Corp. (a).................    66,778        1,272,956
Dun & Bradstreet Corp. (The)......    13,049          411,859
Ecolab Inc. ......................    10,079          364,734
IMS Health Inc. ..................    12,529          945,156
Interpublic Group of Cos., Inc.
 (The)............................    10,783          859,944
Laidlaw Inc. .....................    25,935          260,971
National Service Industries,
 Inc. ............................     3,353          127,414
Omnicom Group Inc. ...............    13,151          762,758
Service Corp. International.......    20,168          767,645
                                                  -----------
                                                    6,129,072
                                                  -----------

SPECIALTY PRINTING (0.1%)
Deluxe Corp. .....................     6,434          235,243
Donnelley (R.R.) & Sons Co. ......    10,642          466,253
                                                  -----------
                                                      701,496
                                                  -----------
STEEL (0.1%)
Allegheny Teledyne Inc. ..........    15,485          316,475
Bethlehem Steel Corp. (a).........    10,020           83,918
Nucor Corp. ......................     6,894          298,165
USX-U.S. Steel Group..............     6,737          154,951
Worthington Industries, Inc. .....     7,268           90,850
                                                  -----------
                                                      944,359
                                                  -----------

-------------------------------------------------------------
                                     Shares          Value
TELECOMMUNICATIONS--LONG
DISTANCE (3.0%)
AT&T Corp. .......................   141,343      $10,636,061
MCI WorldCom, Inc. (a)............   143,406       10,289,380
Sprint Corp. (FON Group)..........    33,873        2,849,566
                                                  -----------
                                                   23,775,007
                                                  -----------

TELEPHONE (4.7%)
ALLTEL Corp. .....................    21,599        1,291,890
Ameritech Corp. ..................    86,458        5,479,276
Bell Atlantic Corp. ..............   121,439        6,899,253
BellSouth Corp. ..................   153,032        7,632,471
Frontier Corp. ...................    13,513          459,442
GTE Corp. ........................    75,654        5,101,917
SBC Communications Inc. ..........   153,055        8,207,574
US West Inc. .....................    39,552        2,556,048
                                                  -----------
                                                   37,627,871
                                                  -----------

TEXTILES--APPAREL MANUFACTURERS (0.1%)
Fruit of the Loom, Inc.
 Class A (a)......................     5,739           79,270
Liz Claiborne, Inc. ..............     5,065          159,864
Russell Corp. ....................     2,805           56,977
Springs Industries, Inc.
 Class A..........................     1,520           62,985
V.F. Corp. .......................     9,535          446,953
                                                  -----------
                                                      806,049
                                                  -----------

TOBACCO (1.4%)
Philip Morris Cos. Inc. ..........   190,479       10,190,627
RJR Nabisco Holdings Corp. .......    25,531          757,951
UST Inc. .........................    14,542          507,152
                                                  -----------
                                                   11,455,730
                                                  -----------

TOYS (0.1%)
Hasbro, Inc. .....................    10,379          374,942
Mattel, Inc. .....................    22,548          514,376
                                                  -----------
                                                      889,318
                                                  -----------

TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a).....................    11,456        1,019,584
Ryder System, Inc. ...............     5,563          144,638
                                                  -----------
                                                    1,164,222
                                                  -----------
Total Common Stocks
 (Cost $521,130,567)..............                782,926,673(d)
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                 Principal
                                   Amount           Value
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.2%)

COMMERCIAL PAPER (0.9%)
B.A.T. Capital Corp.
 6.00%, due 1/8/99 (c).........  $2,700,000      $  2,696,850
Consolidation Coal Co.
 6.00%, due 1/22/99 (c)........  4,200,000          4,185,300
                                                 ------------
Total Commercial Paper
 (Cost $6,882,150).............                     6,882,150
                                                 ------------

U.S. GOVERNMENT (0.3%)
United States Treasury Bills
 4.43%, due 4/8/99 (c).........  1,000,000            988,459
 4.50%, due 4/1/99 (c).........  1,600,000          1,583,141
                                                 ------------
Total U.S. Government
 (Cost $2,571,033).............                     2,571,600
                                                 ------------
Total Short-Term Investments
 (Cost $9,453,183).............                     9,453,750
                                                 ------------
Total Investments
 (Cost $530,583,750) (e).......       99.4%       792,380,423(f)
Cash and Other Assets,
 Less Liabilities..............        0.6          4,739,590
                                     -----         ----------
Net Assets.....................      100.0%      $797,120,013
                                     =====         ==========

                                           Unrealized
                         Contracts        Appreciation/
                           Long         (Depreciation)(g)
---------------------------------------------------------
FUTURES CONTRACTS (0.1%)

Standard & Poor's 500
 March 1999............        26          $   467,293
 Mini March 1999.......         1                 (107)
                                          ------------
Total Futures Contracts
 (Settlement Value
 $8,158,025) (d).......                    $   467,186
                                          ============

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) Segregated or partially segregated as collateral for futures contracts.
 (d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.2% of net assets.
 (e) The cost for Federal income tax purposes is $530,729,962.
 (f) At December 31, 1998, net unrealized appreciation was $261,650,461, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $273,213,504 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,563,043.
 (g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $530,583,750).............................................       $792,380,423
Receivables:
  Fund shares sold..........................................          6,763,865
  Dividends and interest....................................            712,425
  Investment securities sold................................            171,027
Variation margin receivable on futures contracts............             33,994
Unamortized organization expense............................             24,552
Other assets................................................              9,627
                                                                   ------------
        Total assets........................................        800,095,913
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,240,465
  Fund shares redeemed......................................            750,624
  MainStay Management.......................................            323,831
  Custodian.................................................            185,499
  NYLIFE Distributors.......................................            161,916
  Transfer agent............................................             78,664
  NYLIFE Inc................................................             33,000
  Trustees..................................................              6,021
Accrued expenses............................................            195,880
                                                                   ------------
        Total liabilities...................................          2,975,900
                                                                   ------------
Net assets..................................................       $797,120,013
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $    201,955
Additional paid-in capital..................................        528,716,116
Accumulated undistributed net realized gain on
  investments...............................................          5,938,083
Net unrealized appreciation on investments..................        262,263,859
                                                                   ------------
Net assets applicable to outstanding shares.................       $797,120,013
                                                                   ============
Shares of beneficial interest outstanding...................         20,195,467
                                                                   ============
Net asset value per share outstanding.......................       $      39.47
Maximum sales charge (3.00% of offering price)..............               1.22
                                                                   ------------
Maximum offering price per share outstanding................       $      40.69
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  8,533,317
  Interest..................................................     1,438,050
                                                              ------------
    Total income............................................     9,971,367
                                                              ------------
Expenses:
  Management................................................     3,038,607
  Distribution..............................................     1,519,304
  Transfer agent............................................       814,689
  Shareholder communication.................................       192,755
  Registration..............................................       133,691
  Custodian.................................................       110,007
  Recordkeeping.............................................        61,548
  Professional..............................................        55,710
  Trustees..................................................        20,070
  Amortization of organization expense......................        12,479
  Miscellaneous.............................................        38,832
                                                              ------------
    Total expenses before reimbursement.....................     5,997,692
Expense reimbursement from Manager..........................      (172,008)
                                                              ------------
    Net expenses............................................     5,825,684
                                                              ------------
Net investment income.......................................     4,145,683
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................     9,910,055
  Futures transactions......................................       547,374
                                                              ------------
Net realized gain on investments............................    10,457,429
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   134,666,663
  Futures transactions......................................       424,241
                                                              ------------
Net unrealized gain on investments..........................   135,090,904
                                                              ------------
Net realized and unrealized gain on investments.............   145,548,333
                                                              ------------
Net increase in net assets resulting from operations........  $149,694,016
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $52,403.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1998            1997
                                                              -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   4,145,683   $  4,148,994
  Net realized gain on investments..........................     10,457,429      8,632,619
  Net change in unrealized appreciation on investments......    135,090,904     73,820,854
                                                              -------------   ------------
  Net increase in net assets resulting from operations......    149,694,016     86,602,467
                                                              -------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................     (4,229,242)    (4,133,923)
  From net realized gain on investments.....................     (8,583,224)    (5,707,208)
                                                              -------------   ------------
    Total dividends and distributions to shareholders.......    (12,812,466)    (9,841,131)
                                                              -------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    469,003,594    180,823,270
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     12,268,427      9,532,058
                                                              -------------   ------------
                                                                481,272,021    190,355,328
  Cost of shares redeemed...................................   (256,722,364)   (57,177,469)
                                                              -------------   ------------
    Increase in net assets derived from capital share
     transactions...........................................    224,549,657    133,177,859
                                                              -------------   ------------
    Net increase in net assets..............................    361,431,207    209,939,195
NET ASSETS:
Beginning of year...........................................    435,688,806    225,749,611
                                                              -------------   ------------
End of year.................................................  $ 797,120,013   $435,688,806
                                                              =============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $          --   $     15,071
                                                              =============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                              September 1
                                                           Year ended December 31,              through      Year ended
                                                  -----------------------------------------   December 31,   August 31,
                                                    1998       1997       1996       1995        1994*          1994
                                                  --------   --------   --------   --------   ------------   ----------
Net asset value at beginning of period..........  $  30.91   $  23.37   $  19.15   $  14.09     $  14.48      $  13.84
                                                  --------   --------   --------   --------     --------      --------
Net investment income...........................      0.21       0.30       0.30       0.24         0.09          0.27
Net realized and unrealized gain (loss) on
  investments...................................      8.35       7.24       3.92       4.82        (0.48)         0.37
                                                  --------   --------   --------   --------     --------      --------
Total from investment operations................      8.56       7.54       4.22       5.06        (0.39)         0.64
                                                  --------   --------   --------   --------     --------      --------
Less dividends and distributions:
From net investment income......................     (0.21)     (0.30)     (0.54)     (0.27)          --         (0.25)
From net realized gain on investments...........     (0.43)     (0.41)     (0.82)     (0.27)          --         (0.18)
                                                  --------   --------   --------   --------     --------      --------
Total dividends and distributions...............     (0.64)     (0.71)     (1.36)     (0.54)          --         (0.43)
                                                  --------   --------   --------   --------     --------      --------
Reverse share split.............................      0.64       0.71       1.36       0.54           --          0.43
                                                  --------   --------   --------   --------     --------      --------
Net asset value at end of period................  $  39.47   $  30.91   $  23.37   $  19.15     $  14.09      $  14.48
                                                  ========   ========   ========   ========     ========      ========
Total investment return (a).....................     27.69%     32.26%     22.04%     35.91%       (2.68%)        4.59%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.......................      0.68%      1.25%       1.8%       1.7%         2.0%(+)       1.9%
    Net expenses................................      0.96%      0.80%       0.8%       1.1%         0.9%(+)       0.9%
    Expenses (before reimbursement).............      0.99%      0.99%       1.0%       1.1%         0.9%(+)       0.9%
Portfolio turnover rate.........................         4%         3%         3%         4%           2%           12%
Net assets at end of period (in 000's)..........  $797,120   $435,689   $225,750   $109,308     $ 61,561      $ 62,828

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Fund's objective is to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing

MainStay Equity Index Fund

transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $68,488 has been reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments due to recharacterization of distributions.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
7).

In the event NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Monitor Capital Advisors, Inc. (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50%. For the period January 1, 1998 through March 31, 1998, the Manager voluntarily agreed to reduce its fee payable by the Fund by the difference between the Fund's total expenses (including 12b-1 fees) and 0.80% of the Fund's average daily net assets. This expense limitation was terminated on April 1, 1998. For the year ended December 31, 1998, the Manager earned $3,038,607 and reimbursed the Fund $172,008.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Sub-Adviser a monthly fee of 0.10% of the average daily net assets of the Fund.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $547,315 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and

MainStay Equity Index Fund

shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $814,689.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $14,520 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $61,548 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $236,710 and $22,544, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                  Year ended
                                                                  December 31
                                                              -------------------
                                                               1998         1997
                                                              ------       ------
Shares sold.................................................  13,478        6,514
Shares issued in reinvestment of dividends and
  distributions.............................................     323          324
                                                              ------       ------
                                                              13,801        6,838
Shares redeemed.............................................  (7,362)      (2,069)
Reduction of shares due to reverse shares split.............    (338)        (334)
                                                              ------       ------
Net increase................................................   6,101        4,435
                                                              ======       ======

NOTE 7--GUARANTEE:

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guarantee Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                    DECHERT PRICE & RHOADS
                         Legal Counsel

  * As of December 31, 1998.

[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN07-02/99

  [RECYCLE LOGO]

                                                      MAINSTAY EQUITY INDEX FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Global High Yield Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay Global
                                                              High Yield Fund versus J.P. Morgan
                                                              Emerging Markets Bond Index--Class A,
                                                              Class B, & Class C Shares                   4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            8
                                                              Diversification by Country--Top 5           9
                                                              Quality Breakdown                          10
                                                              Fund & Lipper Returns                      11
                                                              Top 10 Holdings                            12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           12
                                                              Portfolio of Investments                   13
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              19
                                                              Report of Independent Accountants          25
                                                              The MainStay Funds                         26

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 1999

MainStay Global High Yield Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- Global bond markets experienced unusually high levels of volatility in 1998, as problems in Asia, Russia, and Latin America caused a flight to quality and severe setbacks for most emerging markets.

- Following the Asian financial crisis, decreasing demand for oil and other commodities caused most commodity prices to decline, with a negative impact on emerging markets that depend on commodity exports to service their debt.

- Despite major setbacks in Asia, by the end of the year, Korean debt was rated BB(*) with a positive outlook by major rating agencies.

- A bailout package from the International Monetary Fund helped soften the impact of Brazil's financial difficulties on other Latin American economies and by year end, Colombian debt was rated BBB(+) by major rating agencies.

- The Japanese yen's weakness reversed in midyear, as the U.S. dollar lost its strength against most major currencies.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- From its inception on 6/1/98 through 12/31/98, the MainStay Global High Yield Fund returned -16.38% for Class A shares and -16.82% for Class B and Class C shares,(++ )excluding all sales charges.

- The Fund's generally underweighted position in Latin America helped performance amid Brazilian financial difficulties, although the Fund benefited from strengthening credit quality in Columbia.

- The Fund's overweighted positions in Korea and the Philippines also helped performance as Asian markets began to stabilize.

- Although a small position in Russian debt hurt performance, it was sold quickly when the country's financial problems began to emerge.

- All share classes outperformed the average Lipper(++) emerging-market debt fund, which returned -22.21% for the since-inception period.

-------
(*) Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

(+) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters.
    However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(++) See footnote and table on page 11 for more information on Lipper Inc.
     Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

$10,000 Invested in the MainStay Global High Yield Fund versus J.P. Morgan Emerging Markets Bond Index

CLASS A SHARES SEC Returns: since inception -20.14%

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
                                                                     HIGH YIELD FUND                          INDEX*
                                                                     ---------------             --------------------------------
6/01/98                                                                   9450.00                            10000.00
6/98                                                                      9273.00                             9711.00
9/98                                                                      7066.00                             7649.00
12/98                                                                     7986.00                             8408.00

CLASS B SHARES SEC Returns: since inception -20.98%

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
                                                                     HIGH YIELD FUND                          INDEX*
                                                                     ---------------             --------------------------------
6/01/98                                                                    10000                              10000
6/98                                                                        9700                               9711
9/98                                                                        7369                               7649
12/98                                                                       7902                               8408

CLASS C SHARES SEC Returns: since inception -17.65%

                                                                     MAINSTAY GLOBAL             J.P.MORGAN EMERGING MARKETS BOND
                                                                     HIGH YIELD FUND                          INDEX*
                                                                     ---------------             --------------------------------
6/01/98                                                                    10000                              10000
6/98                                                                        9700                               9711
9/98                                                                        7369                               7649
12/98                                                                       8235                               8408

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the 1% CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds. As of 12/31/97, the EMBI included 29 issues, with a total face value of $118.4 billion and a market capitalization of $96.1 billion. It is not possible to make an investment directly into an index.

VOLATILITY
--------------------

Fluctuations in the price of securities or markets, up or down, over a short period of time.

Portfolio Management Discussion and Analysis

Overall, the second half of 1998 was a period of extreme volatility for emerging-market debt securities. Financial difficulties in Asian markets were compounded by a recession in Japan and difficulties in Russia and Brazil. The result was a general flight to quality, with investors seeking refuge in the highest-quality securities of established market economies. Most emerging markets, even those with little or no ties to troubled markets, suffered severe setbacks.

During the reporting period, difficulties in a few emerging markets caused investors to indiscriminately avoid all of them. In many markets, the declines showed little, if any, justification in terms of debt quality or company performance. Even so, with investors concerned about safety and liquidity, the development of a European high-yield market provided an alternative for investors seeking relief from troubled Asian and Latin American markets.

In the second half of 1998, the news in emerging markets was not all bad. Following an election in Venezuela, the country's bond market strengthened. Despite problems in neighboring Brazil, the market reacted positively to a November election in Colombia and S&P and Moody's both affirmed Colombian debt's BBB(*) rating.

While the market focused on Latin American problems, Asia and Japan appeared to be stabilizing. The yen strengthened against the U.S. dollar and European currencies and South Korea's debt rating of BB(+) with a positive outlook was confirmed by major rating agencies.

HOW DID THE MAINSTAY GLOBAL HIGH YIELD FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Global High Yield Fund began operations on 6/1/98 and returned -16.38% for Class A shares and -16.82% for Class B and Class C shares(++) for the seven-month period ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper(sec.) emerging-market debt fund, which returned -22.21% for the since-inception period.

WHAT CAUSED THE FUND TO OUTPERFORM ITS PEERS?

The Fund uses a "country first" investment approach, seeking to identify markets with the strongest overall potential and then invest in a broad mix of securities within the most promising markets. We believe this approach contributed to the Fund's outperformance in an admittedly difficult period for emerging-market debt.

During the reporting period, the Fund generally underweighted Latin American debt, which contributed positively to performance. Brazil, which makes up about 30% of the J.P. Morgan Emerging Markets Bond Index,(/) represented only about 18% of the Fund's portfolio. While Brazilian bonds performed poorly throughout the second half of the year, our underweighted position had a positive effect on the Fund's relative performance.

The Fund also benefited from having a relatively small commitment to Russian debt and selling it quickly when the country's financial difficulties became apparent. The Fund never held more than


-------
(*) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters.
    However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(+) Debt rated BB is less vulnerable to non- payment than other speculative issues. However, it faces major ongoing uncer- tainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

(++) Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

(sec.) See footnote and table on page 11 for more information on Lipper Inc.

(/) See footnote on page 5 for more information on the J.P. Morgan Emerging
  Markets Bond Index.

3% of its assets in Russian bonds, which resulted in strong performance relative to other funds with a higher commitment to Russian debt.

At the Fund's inception, we believed that Korea represented a strong credit, despite the problems most Asian emerging markets were experiencing. Our assessment proved beneficial for the Fund as Moody's and Standard & Poor's rated Korea's debt BB with a positive outlook. Overall, Korea was the best-performing market for the portfolio.

WHAT TYPE OF BONDS DID YOU CHOOSE IN KOREA?

Two issues are worth noting. The Fund held Korean Electric Power 6 3/8% bonds due 2003, which rose about 7% since we purchased them for the Fund. It also owned Korean Development Bank, which is a large, well-capitalized financial institution. Although the Fund invests primarily in government issues, both companies are majority-owned by the state, so we consider these utility and bank bonds as quasi-sovereign issues, although there is no government guarantee. Both contributed positively to the Fund's performance during the second half of 1998.

WERE THERE OTHER FACTORS THAT CONTRIBUTED POSITIVELY TO THE FUND'S RELATIVE PERFORMANCE?

Yes. In December, we decided that Venezuela had strong potential and that its bonds were severely underpriced, so we added to the Fund's position in Venezuelan bonds. The country had undergone an election, and President Chavez indicated that he intended to return Venezuela to economic equilibrium without devaluing its currency or imposing exchange controls. The market responded favorably, and Venezuelan bonds rose 11.81% in U.S. dollar terms in December alone, which had a positive impact on the Fund's performance.

WITH PROBLEMS IN ASIA AND LATIN AMERICA, WHERE COULD THE FUND SEEK STRONGER INVESTMENT OPPORTUNITIES?

One place was Europe. During 1998, the development of a high-yield bond market in Europe offered an attractive way to diversify holdings and participate in more stable markets. We purchased several high-yield corporate issues in the U.K. for the Fund. While these bonds returned 1.0% for the second half of 1998, that was much higher than the -10% return of the Emerging Market Bond Index over the same period.

In the third quarter, we also added Polish government and corporate bonds to the Fund's investment portfolio. While most emerging markets declined for the year, the Fund's Polish bonds have returned about 2.0% since it purchased them, which had a positive impact on performance.

WHY DID YOU SELECT POLAND?

We believed that Poland will try to join the European Community in the near future. It has a relatively strong economy and its bonds are rated BBB. That makes it one of the highest-quality issuers in the emerging-market bond universe. In a period when investors perceived Latin American assets to carry unreasonable levels of risk regardless of their relative quality, Eastern European bonds were perceived as a potentially stronger alternative. Since the Fund's Polish bonds provided a positive return, they were the second best-performing asset for the port-



RECESSION
--------------------
A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

EMERGING MARKETS
--------------------
Countries with smaller or more recently established capital markets.

LIQUIDITY
--------------------
Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security, sector, or country, i.e., a fund is said to be over- weighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

SOVEREIGN ISSUE
--------------------
A bond issued by a foreign government, which may be subject to risks that are tied to the nation's ability to meet its business, financial, and political obligations.

COLLATERAL
--------------------
Assets pledged to a lender until a loan is repaid. If the borrower defaults, the lender has the legal right to seize the collateral and sell it to pay off the loan.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

[PERFORMANCE CHART]

                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
6/98                                                                         -2.9                                 -3
12/98                                                                      -16.38                             -16.82

Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98.
See footnote * on page 11 for more information on performance.

folio during the seven-month reporting period.

WHAT WAS THE OVERALL QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT
PORTFOLIO?

Although the Fund has assets at various quality levels, the overall quality of the Fund's investments was BB. Although the Fund may invest around the world, it did not assume any foreign currency exposure, because most of its securities were denominated in U.S. dollars and the rest were hedged into U.S. dollars. This gives investors one less thing to consider. From time to time, we also take other specific steps to manage the other risks that the Fund may take.

CAN YOU PROVIDE AN EXAMPLE?

Sure. The Fund's original investments in Venezuela and Ecuador were not collateralized, which added to the level of risk the Fund assumed. During the third quarter, we switched those securities into collateralized debt. The credit quality of the securities the Fund purchased improved since the principal was now backed by U.S. Treasuries. We believe this may help manage risk, since the price of the bonds is unlikely to decline below the value of the underlying collateral.

WERE THERE OTHER IMPROVEMENTS IN THE QUALITY OF THE FUND?

Yes, as of year end, the Fund held about 3.5% of its assets in Colombian government bonds. Late in the year, both Moody's and Standard & Poor's affirmed Colombia's BBB rating, which had a positive effect on performance and may help the bonds provide strong results in the coming months.

WHICH MARKETS WERE THE WORST PERFORMERS FOR THE FUND?

Although Brazil was underweighted in the Fund, the market itself was down 14.77% for the second half of 1998. Despite its strong improvement in December, Venezuela was down 13.83% for the last six months of the year, and Russia was down 73.86% over the same period. Fortunately, the Fund's Russian holdings didn't decline nearly as much and were then sold early in the third quarter. Nevertheless, these bond markets

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/98

                                  [PIE CHART]

Mexico                  19.2%
Brazil                  16.3%
Argentina               14.5%
Venezuela                6.6%
Poland                   6.4%
Other                   37.0%

Actual percentages will vary over time.


had a negative overall impact on the Fund's performance.

The worst-performing individual issues included Euronet zero-coupon bonds, which declined 50% during the reporting period. The bonds were issued by a Hungarian-based operator of ATMs throughout Europe. Corporate high-yield bonds tended to underperform sovereign issues during the reporting period, and since the company was new, it was particularly hard hit during the flight to quality. Fortunately, the bonds appear to be showing more strength as we move into 1999.

Innova S de R.L. is a Mexican satellite TV company that is majority owned by the major broadcasters, Grupo Televisa and Newscorp. Despite its market potential, the company suffered from rising interest rates and the general weakness of Mexican bonds. The Fund's position lost 23% over the second half of 1998.

Another poor performer was ESCELSA 10.00% bonds of 2007. The company is a Brazilian electric utility, and the bonds' poor performance was directly related to the Brazilian financial crisis. While Brazil still has a great deal of work to do to get its fiscal house in order, we believe the company is strong, has solid management, and is providing a necessary service. In general, we like Latin American utilities and believe they are likely to weather any setbacks better than other corporate bonds.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

There's no question that volatility is likely to continue. While emerging markets have had poor performance in recent months, improvements in Korean and Colombian debt suggest that, at least in some cases, the worst may be over. We will carefully monitor the progress of Brazil and other major emerging markets, which will undoubtedly have spillover effects into nearby nations. If the price of oil begins to rise, Latin American bonds may improve. We believe if Japan begins to show positive signs of recovery, we could see a rapid return to Asian emerging markets. Regardless of what develops, however, the Fund will continue to use
                                                                               9

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative. Past performance is no guarantee of future results.

QUALITY BREAKDOWN AS OF 12/31/98

                                           BBB          Cash, Equivalents & other Assets, less Liabilities       Not Rated
                                          55.1                                                        26.5             1.4

                                             B                  BB
                                           6.4                10.6

disciplined research and careful security selection seeking to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers.

Joseph Portera
Portfolio Manager
MacKay Shields Financial Corporation

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                               LIFE OF FUND THROUGH 12/31/98
    Class A                               -16.38%
    Class B                               -16.82%
    Class C                               -16.82%

   FUND SEC RETURNS*

                               LIFE OF FUND THROUGH 12/31/98
    Class A                               -20.14%
    Class B                               -20.98%
    Class C                               -17.65%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                               LIFE OF FUND THROUGH 12/31/98
    Average Lipper
    emerging market debt fund             -22.21%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $8.00       $0.3425      $0.0000
    Class B     $7.98       $0.3210      $0.0000
    Class C     $7.98       $0.2672      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper() Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper average listed above is not class specific. Life of fund return is from the period of the initial offering of Class A and Class B shares on 6/1/98 through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                               COUNTRY          AMOUNT
   United Mexican States, 11.375%, due 9/15/16           Mexico          $828,000
   Republic of Venezuela, Series W-A, 6.75%, due
     3/31/20                                             Venezuela        525,892
   Conproca S.A., 12.00%, due 6/16/10                    Mexico           470,000
   Republic of Brazil, 9.375%, due 4/7/08                Brazil           462,797
   Republic of Bulgaria, Series A, 6.6875%, due
     7/28/24                                             Bulgaria         424,125
   TPSA Finance BV, 7.75%, due 12/10/08                  Poland           415,800
   National Power Corp., 9.625%, due 5/15/28             Philippines      415,000
   Republic of Brazil, 10.125%, due 5/15/27              Brazil           403,500
   Republic of Argentina, Series BGL5, 11.375%, due
     1/30/17                                             Argentina        398,750
   Petroleos Mexicanos, 9.375%, due 12/2/08              Mexico           395,000

10 Largest Purchases for the period ended 12/31/98

   SECURITY                              COUNTRY          AMOUNT OF PURCHASE
   Republic of Brazil, due
     4/7/08-5/15/27                      Brazil               $2,336,382
   Republic of Venezuela,
     due 12/18/07-9/15/27                Venezuela             1,978,064
   Republic of Argentina,
     due 3/31/05-1/30/17                 Argentina             1,370,746
   United Mexican States,
     due 9/15/16-12/31/19                Mexico                1,273,250
   Ministry Finance Russia,
     due 11/27/01-6/24/28                Russia                  707,950
   Petroleos Mexicanos, due
     6/1/07-12/2/08                      Mexico                  697,750
   Republic of Ecuador,
     due 2/27/15-2/28/25                 Ecuador                 612,576
   Banco Nacional De Desenvolvi,
     due 2/2/04-6/16/08                  Mexico                  534,225
   Republic of Bulgaria, due 7/28/24     Bulgaria                529,563
   Conproca S.A., due 6/16/10            Mexico                  503,750

10 Largest Sales for the period ended 12/31/98

   SECURITY                                   COUNTRY          AMOUNT OF SALE
   Republic of Venezuela, due
     12/18/07-9/15/27                         Venezuela          $1,190,054
   Republic of Argentina, due
     3/31/05-1/30/17                          Argentina             806,888
   Republic of Brazil, due 4/7/08-5/15/27     Brazil                684,350
   Banco Nacional De Desenvolvi,
     due 2/2/04-6/16/08                       Mexico                568,500
   Ministry Finance Russia, due
     11/27/01-6/24/28                         Russia                439,125
   Ford Brasil Ltda., due 1/22/07             Brazil                392,500
   United Mexican States, due
     9/15/16-12/31/19                         Mexico                381,875
   Republic of Turkey, due 2/23/05            Turkey                368,000
   Grupo Televisa S.A., due
     5/15/06-5/15/08                          Mexico                354,500
   Comtel Brasileira Ltda., due 9/26/04       Brazil                296,250

12

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments* December 31, 1998

                                  Principal
                                  Amount**          Value
------------------------------------------------------------
LONG-TERM BONDS (93.6%)+
BRADY BONDS (22.2%)

BRAZIL (2.1%)
Republic of Brazil
 Series 20 year
 8.00%, due 4/15/14 (b)(g)......  $353,286       $   211,972
                                                 -----------
BULGARIA (4.2%)
Republic of Bulgaria
 Series A
 6.6875%, due 7/28/24 (b).......   600,000           424,125
                                                 -----------

ECUADOR (3.4%)
Republic of Ecuador
 Series 20 year
 6.625%, due 2/27/15 (b)(g).....   282,529           113,895
 Series DISC
 6.625%, due 2/28/25 (b)........   450,000           229,500
                                                 -----------
                                                     343,395
                                                 -----------
PERU (3.6%)
Republic of Peru
 Series 20 year
 3.25%, due 3/7/17 (b)(h).......   650,000           367,656
                                                 -----------
POLAND (2.3%)
Republic of Poland
 Series PDIB
 5.00%, due 10/27/14 (b)........   250,000           232,969
                                                 -----------
VENEZUELA (6.6%)
Republic of Venezuela
 Series DL
 5.9375%, due 12/18/07 (b)......   214,286           136,205
 Series W-A
 6.75%, due 3/31/20.............   756,000           525,892
                                                 -----------
                                                     662,097
                                                 -----------
Total Brady Bonds
 (Cost $2,335,894)..............                   2,242,214
                                                 -----------

CORPORATE BONDS (29.8%)

ARGENTINA (3.7%)
Banco Hipotecario S.A.
 13.00%, due 12/3/08 (c)........   200,000           202,000
CIA Transporte Energia
 Series REGS
 9.25%, due 4/1/08..............   200,000           170,000
                                                 -----------
                                                     372,000
                                                 -----------
------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.
 *  Investments are grouped by country of issuance, although they may be denominated in another currency, including
    U.S. dollars.
** Indicates currency in which investments are denominated.

                                  Principal
                                  Amount**          Value
------------------------------------------------------------
BRAZIL (3.0%)
CIA Saneamento Basico
 Series REGS
 10.00%, due 7/28/05............  $200,000       $   138,000
Espirito Santo Centrais
 Series REGS
 10.00%, due 7/15/07............   250,000           160,000
                                                 -----------
                                                     298,000
                                                 -----------
GERMANY (0.4%)
Euronet Services Inc.
 Series DBCU
 (zero coupon), due 7/1/06
 12.375%, beginning 7/1/02
 (d)............................   DM  209            37,644
                                                 -----------

MEXICO (8.6%)
Conproca S.A.
 12.00%, due 6/16/10 (c)........  $500,000           470,000
Petroleos Mexicanos
 9.375%, due 12/2/08 (c)........   400,000           395,000
                                                 -----------
                                                     865,000
                                                 -----------
POLAND (4.1%)
TPSA Finance BV
 7.75%, due 12/10/08 (c)........   420,000           415,800
                                                 -----------

SOUTH KOREA (5.3%)
Korea Development Bank
 7.125%, due 9/17/01............   250,000           235,625
Korea Electric Power
 6.375%, due 12/1/03............   350,000           298,375
                                                 -----------
                                                     534,000
                                                 -----------
UNITED KINGDOM (3.0%)
IPC Magazines Group PLC
 9.625%, due 3/15/08............  L 100,000          144,751
TM Group Holdings
 12.25%, due 5/15/08 (c)........   100,000           158,062
                                                 -----------
                                                     302,813
                                                 -----------
UNITED STATES (1.7%)
Poland Communication Inc.
 Series B
 9.875%, due 11/1/03............  $200,000           175,000
                                                 -----------
Total Corporate Bonds
 (Cost $3,213,806)..............                   3,000,257
                                                 -----------

GOVERNMENTS & FEDERAL AGENCIES (28.3%)

ARGENTINA (6.6%)
Province of Tucuman
 Series REGS
 9.45%, due 8/1/04..............   205,357           166,340

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

                                  Principal
                                  Amount**          Value
------------------------------------------------------------
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
ARGENTINA (CONTINUED)
Republic of Argentina
 Series XW
 11.00%, due 12/4/05............  $100,000       $    99,438
 Series BGL5
 11.375%, due 1/30/17...........   400,000           398,750
                                                 -----------
                                                     664,528
                                                 -----------
BRAZIL (8.6%)
Republic of Brazil
 9.375%, due 4/7/08.............   675,000           462,797
 10.125%, due 5/15/27...........   600,000           403,500
                                                 -----------
                                                     866,297
                                                 -----------
COLOMBIA (2.5%)
Republic of Colombia
 7.625%, due 2/15/07............   300,000           246,000
                                                 -----------
MEXICO (8.2%)
United Mexican States
 11.375%, due 9/15/16...........   800,000           828,000
                                                 -----------
PANAMA (2.4%)
Republic of Panama
 8.875%, due 9/30/27............   260,000           244,400
                                                 -----------
Total Governments & Federal
 Agencies
 (Cost $3,146,291)..............                   2,849,225
                                                 -----------
YANKEE BONDS (13.3%)
ARGENTINA (4.2%)
CTI Holdings S.A.
 (zero coupon), due 4/15/08
 11.50%, beginning 4/15/03......   400,000           180,000
Mastellone Hermanos S.A.
 11.75%, due 4/1/08.............   300,000           243,000
                                                 -----------
                                                     423,000
                                                 -----------
BRAZIL (2.6%)
Multicanal Participacoes
 Series B
 12.625%, due 6/18/04...........   300,000           261,000
                                                 -----------
MEXICO (2.4%)
Grupo Televisa S.A.
 Series B
 11.875%, due 5/15/06...........   100,000           100,000
Innova S de R.L.
 12.875%, due 4/1/07............   200,000           138,000
                                                 -----------
                                                     238,000
                                                 -----------

                                  Principal
                                  Amount**          Value
------------------------------------------------------------
PHILIPPINES (4.1%)
National Power Corp.
 9.625%, due 5/15/28............  $500,000       $   415,000
                                                 -----------
Total Yankee Bonds
 (Cost $1,644,965)..............                   1,337,000
                                                 -----------
Total Long-Term Bonds
 (Cost $10,340,956).............                   9,428,696
                                                 -----------
                                   Shares
                                  ---------
WARRANTS (0.0%) (A)
ARGENTINA (0.0%) (A)
Republic of Argentina
 Expire 12/3/99.................       100             4,100
                                                 -----------
Total Warrants
 (Cost $3,647)..................                       4,100
                                                 -----------
                                  Principal
                                  Amount**
                                  ---------
SHORT-TERM INVESTMENT (2.0%)
COMMERCIAL PAPER (2.0%)
UNITED STATES (2.0%)
Associates Corp. of North
 America
 5.08%, due 1/4/99..............  $200,000           199,915
                                                 -----------
Total Short-Term Investment
 (Cost $199,915)................                     199,915
                                                 -----------
Total Investments
 (Cost $10,544,518) (e).........      95.6%        9,632,711(f)
Cash and Other Assets,
 Less Liabilities...............       4.4           447,558
                                     -----       -----------
Net Assets......................     100.0%      $10,080,269
                                     =====       ===========

-------
 (a) Less than one tenth percent.
 (b) Floating rate. Rate shown is the rate in effect at December 31, 1998.
 (c) May be sold to institutional investors only.
 (d) 209 Units--each unit reflects $1,000 principal amount of 12.375% Senior Discounted Notes plus 3 warrants to acquire 1.05 shares of common stock at $2.00 per share at a future date.
 (e) The cost for Federal income tax purposes is $10,649,287.
 (f) At December 31, 1998 net unrealized depreciation for securities was $1,016,576, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $49,501 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,066,077.
 (g) CIK (cash in kind) interest payment is made with cash or additional securities.
 (h) FLIRB (Float Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
 (i) The following abbreviations are used in the above portfolio:
     DM--Deutsche Mark
   Pound Sterling --Pound Sterling
   $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $10,544,518)..............................................       $ 9,632,711
Cash........................................................           353,120
Receivables:
  Interest..................................................           225,072
  Investment securities sold................................            77,861
  Fund shares sold..........................................            12,396
Unrealized appreciation on forward foreign currency
  contracts.................................................             3,702
Unamortized organization expense............................            59,631
                                                                   -----------
  Total assets..............................................        10,364,493
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           203,117
  MainStay Management.......................................             5,264
  Fund shares redeemed......................................             4,816
  Custodian.................................................             4,370
  Transfer agent............................................             3,752
  NYLIFE Distributors.......................................             3,698
  Trustees..................................................               187
Accrued expenses............................................            58,885
Unrealized depreciation on forward foreign currency
  contracts.................................................               135
                                                                   -----------
  Total liabilities.........................................           284,224
                                                                   -----------
Net assets..................................................       $10,080,269
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     9,440
  Class B...................................................             3,173
  Class C...................................................                 1
Additional paid-in capital..................................        12,247,143
Accumulated undistributed net investment income.............             1,284
Accumulated net realized loss on investments................        (1,272,491)
Net unrealized depreciation on investments..................          (911,807)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and forward foreign
  currency contracts........................................             3,526
                                                                   -----------
Net assets..................................................       $10,080,269
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 7,548,076
                                                                   ===========
Shares of beneficial interest outstanding...................           944,020
                                                                   ===========
Net asset value per share outstanding.......................       $      8.00
Maximum sales charge (4.50% of offering price)..............              0.38
                                                                   -----------
Maximum offering price per share outstanding................       $      8.38
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 2,531,787
                                                                   ===========
Shares of beneficial interest outstanding...................           317,320
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.98
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       406
                                                                   ===========
Shares of beneficial interest outstanding...................                51
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.98
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $   614,448
                                                              -----------
Expenses:
  Shareholder communication.................................       44,969
  Management................................................       39,854
  Transfer agent............................................       21,620
  Professional..............................................       21,500
  Registration..............................................       21,089
  Service--Class A..........................................       11,488
  Service--Class B..........................................        2,743
  Service--Class C..........................................            3
  Distribution--Class B.....................................        8,180
  Distribution--Class C.....................................            9
  Amortization of organization expense......................        7,829
  Recordkeeping.............................................        7,000
  Custodian.................................................        6,939
  Trustees..................................................          328
  Miscellaneous.............................................       19,231
                                                              -----------
    Total expenses before waiver............................      212,782
Fees waived by Manager......................................      (11,387)
                                                              -----------
    Net expenses............................................      201,395
                                                              -----------
Net investment income.......................................      413,053
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,272,491)
  Foreign currency transactions.............................      (11,682)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,284,173)
                                                              -----------
Net unrealized appreciation (depreciation) on investments:
  Security transactions.....................................     (911,807)
  Translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......        3,526
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (908,281)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,192,454)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,779,401)
                                                              ===========

-------
* Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $   413,053
  Net realized loss on investments..........................      (1,272,491)
  Net realized loss on foreign currency transactions........         (11,682)
  Net unrealized depreciation on investments................        (911,807)
  Net unrealized appreciation on translation of other assets and liabilities in foreign currencies and forward
    foreign currency contracts..............................           3,526
                                                                 -----------
  Net decrease in net assets resulting from operations......      (1,779,401)
                                                                 -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................        (321,589)
    Class B.................................................         (89,012)
    Class C.................................................            (142)
                                                                 -----------
      Total dividends to shareholders.......................        (410,743)
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       9,504,312
    Class B.................................................       2,974,159
    Class C.................................................          19,635
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................          11,928
    Class B.................................................          32,959
    Class C.................................................              11
                                                                 -----------
                                                                  12,543,004
  Cost of shares redeemed:
    Class A.................................................        (116,560)
    Class B.................................................        (136,060)
    Class C.................................................         (19,971)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      12,270,413
                                                                 -----------
      Net increase in net assets............................      10,080,269
NET ASSETS:
Beginning of period.........................................              --
                                                                 -----------
End of period...............................................     $10,080,269
                                                                 ===========
Accumulated undistributed net investment income at end of
  period....................................................     $     1,284
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................      $ 10.00        $ 10.00            $  7.18
                                                                  -------        -------            -------
Net investment income (a)...................................         0.34           0.32               0.27
Net realized and unrealized gain (loss) on investments......        (1.99)         (2.01)              0.81
Net realized and unrealized loss on foreign currency
  transactions..............................................        (0.01)         (0.01)             (0.01)
                                                                  -------        -------            -------
Total from investment operations............................        (1.66)         (1.70)              1.07
                                                                  -------        -------            -------
Less dividends:
From net investment income..................................        (0.34)         (0.32)             (0.27)
                                                                  -------        -------            -------
Total dividends.............................................        (0.34)         (0.32)             (0.27)
                                                                  -------        -------            -------
Net asset value at end of period............................      $  8.00        $  7.98            $  7.98
                                                                  =======        =======            =======
Total investment return (b).................................       (16.38)%       (16.82)%            14.99%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         7.40%+         6.65%+             6.65%+
    Net expenses............................................         3.39%+         4.14%+             4.14%+
    Expenses (before waiver)................................         3.59%+         4.34%+             4.34%+
Portfolio turnover rate.....................................           96%            96%                96%
Net assets at end of period (in 000's)......................      $ 7,548        $ 2,532            $    --(c)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing

MainStay Global High Yield Fund

agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                                      Contract    Contract      Unrealized
                                                                       Amount      Amount     Appreciation/
                                                                        Sold      Purchased   (Depreciation)
                                                                      ---------   ---------   --------------
Foreign Currency Sale Contracts
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99.............  DM         63,000   $ 37,858       $   (135)
Pound Sterling vs. U.S. Dollar, expiring 3/31/99............  Pound
                                                              Sterling  190,400   $319,682          3,702
                                                                                                 --------
Net unrealized appreciation on forward foreign currency
     contracts:                                                                                  $  3,567
                                                                                                 ========

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months from the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $10,656 and $11,682 have been reclassified from undistributed net investment income and accumulated undistributed net realized loss on foreign currency transactions to additional paid-in capital and undistributed net investment income, respectively, due to certain expenses being nondeductible for tax purposes and the tax treatment of foreign currency losses, respectively.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

MainStay Global High Yield Fund

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. For the period ended December 31, 1998, the Manager earned $39,854 and waived $11,387 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a

Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $766 for the period ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $1,244 and $20, respectively, for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued amounted to $21,620 for the period ended December 31, 1998.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $7,200,000 and $798,000, respectively. This represents 95.4% and 31.5% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $349 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $21,089 for the period ended December 31, 1998.

MainStay Global High Yield Fund

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $954,715 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect to treat for Federal income tax purposes approximately $213,007 of qualifying realized capital losses that arose during the period as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $20,302 and $8,712, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                      June 1, 1998*
                                                                         through
                                                                    December 31, 1998
                                                              -----------------------------
                                                              Class A   Class B   Class C**
                                                              -------   -------   ---------
Shares sold.................................................    957       331         3
Shares issued in reinvestment of dividends..................      2         4        --
                                                                ---       ---         --
                                                                959       335         3
Shares redeemed.............................................    (15)      (18)       (3)
                                                                ---       ---         --
Net increase................................................    944       317        --(a)
                                                                ===       ===         ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 24, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

1 Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

2 An indirect wholly owned subsidiary of New York Life Insurance Company.

3 Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR
  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

4 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

5 High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

6 As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

7 Although some of the instruments the Fund purchases are backed by the U.S.
  government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

8 A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

9 Some of the Fund's income may be subject to the Alternative Minimum Tax.
  Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  * As of December 31, 1998.

      [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Global High Yield Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN21-02/99

  [RECYCLE LOGO]

                                                 MAINSTAY GLOBAL HIGH YIELD FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Government Fund Highlights         3
                                                              $10,000 Invested in the MainStay
                                                                Government Fund versus Lehman Brothers
                                                                Government Bond Index and
                                                                Inflation--Class A, Class B, & Class C
                                                                Shares                                    4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Portfolio Composition                       7
                                                              Returns & Lipper Rankings                   9
                                                              Portfolio of Investments                   11
                                                              Financial Statements                       13
                                                              Notes to Financial Statements              18
                                                              Report of Independent Accountants          24
                                                              The MainStay Funds                         25

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Government Fund Highlights

                               1998 MARKET RECAP

- During the first half of 1998, domestic bond markets experienced the lowest volatility in 15 years, but in the second half of the year, volatility approached its 15-year high.

- Throughout 1998, the bond markets were influenced by financial crises in many parts of the world, modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury issuance.

- In the last four months of the year, the Federal Reserve Board moved to reduce interest rates three times.

- In the second half of 1998, difficulties in Asia, Russia, and Brazil, along with the near failure of a leading hedge fund, resulted in a flight to quality that raised prices among high-quality, highly liquid securities and reduced the yield on 30-year Treasury bonds to record lows.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Government Fund returned 8.32% for Class A shares and 7.52% for Class B and Class C shares,* excluding all sales charges.

- The Fund benefited from a duration strategy that was long to neutral throughout the year.

- The Fund's overweighted position in 30-year Treasuries helped the Fund benefit as the yield curve flattened in the second quarter and again in the second half of 1998.

- The Fund enhanced its returns by shifting the Fund's weighting in mortgage-backed securities throughout the year.

- Class A shares outperformed and Class B and Class C shares underperformed the average Lipper* general U.S. government fund, which returned 8.07% for the year ended 12/31/98.

-------
* See footnote and table on page 9 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay Government Fund versus Lehman Brothers Government Bond Index and Inflation

CLASS A SHARES SEC Returns: 1-Year 3.44%, 5-Year 5.41%, 10-Year 6.88%

                                  [LINE GRAPH]

                                                                                 LEHMAN BROTHERS
                                                MAINSTAY GOVERNMENT FUND     GOVERNMENT BOND INDEX*            INFLATION(+)
                                                ------------------------     ----------------------            ------------
12/88                                                      9550                       10000                       10000
12/89                                                     10713                       11423                       10464
12/90                                                     11454                       12419                       11118
12/91                                                     12989                       14322                       11449
12/92                                                     13485                       15357                       11788
12/93                                                     14278                       16994                       12111
12/94                                                     13871                       16420                       12426
12/95                                                     16143                       19431                       12749
12/96                                                     16460                       19969                       13171
12/97                                                     17962                       21885                       13395
12/98                                                     19456                       24040                       13611

CLASS B & CLASS C SHARES   Class B SEC Returns: 1-Year 2.52%, 5-Year 5.52%,
                                                                         10-Year
                                                                           7.10%
                           Class C SEC Returns: 1-Year 6.52%, 5-Year 5.84%,
                                                                         10-Year
                                                                           7.10%

                                  [LINE GRAPH]

                                                                             LEHMAN BROTHERS           INFLATION(+)
                                        MAINSTAY GOVERNMENT                  GOVERNMENT BOND           ------------
                                                FUND                              INDEX*
                                        -------------------                  ---------------
12/88                                         10000.00                           10000.00               10000.00
12/89                                         11217.00                           11423.00               10464.00
12/90                                         11994.00                           12419.00               11118.00
12/91                                         13601.00                           14322.00               11449.00
12/92                                         14120.00                           15357.00               11788.00
12/93                                         14950.00                           16994.00               12111.00
12/94                                         14525.00                           16420.00               12426.00
12/95                                         16804.00                           19431.00               12749.00
12/96                                         17015.00                           19969.00               13171.00
12/97                                         18467.00                           21885.00               13395.00
12/98                                         19856.00                           24040.00               13611.00

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for the period 12/31/88 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply to the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Overall, 1998 was a year of extremes in the bond market, causing investors to reevaluate risk at several levels. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year approached the highest volatility in a decade and a half.

A variety of forces fueled the progress of the bond markets, including a budget surplus that reduced Treasury issuance and tightened supply, and a flight to quality in the third quarter of 1998 that dramatically increased demand for government bonds. With financial problems in Asia, Russia, and Latin America, and the near collapse of one of the world's largest hedge funds, the rush to high-quality, highly liquid issues drove government bond prices higher and reduced 30-year Treasury yields to record lows.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop, but a worldwide financial crisis, along with earnings disappointments at leading corporations caused wide swings in the stock market, eroding investor confidence during the third quarter of 1998. In response, the Federal Reserve Board moved to reduce interest rates three times in the third and fourth quarters, helping calm investors and bring liquidity back to the marketplace.

Mortgage-backed securities had variable performance amid shifting interest rates and prepayment concerns, but recovered strongly at the end of the fourth quarter. Asset-backed securities generally showed positive performance, particularly among highly rated, short-term issues, where the likelihood of prepayment was low.

By year end, market prices reflected most of the variables that had a major effect in 1998, including inflation expectations, Asian and emerging market concerns, and anticipated action by the Federal Reserve Board.

HOW DID THE MAINSTAY GOVERNMENT FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Government Fund returned 8.32% for Class A shares and 7.52% for Class B and Class C shares* for the year ended 12/31/98, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the average Lipper(+) general U.S. government fund, which returned 8.07% for the year.

WHAT STRATEGIES DID THE FUND USE TO ACHIEVE THIS PERFORMANCE?

We believe that duration was an important factor in determining the Fund's performance. The Fund's strategy throughout the year was to remain long to neutral. In the first half of the year, the Fund remained long as rates headed lower and reduced duration as rates rallied, which had a positive impact on performance. In the second half of the year, the Fund's duration moved with the ebb and flow of the market, but we shortened the Fund's duration in the fourth quarter, which had a marginally negative impact on performance late in

SUPPLY AND DEMAND
--------------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

FLIGHT TO QUALITY
--------------------

When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

-------

* Performance for Class C shares includes the historical performance of Class B shares from 1/1/98 through 8/31/98.

(+) See footnote and table on page 9 for more information on Lipper Inc.

HEDGE FUND
--------------------
A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies.

YIELD
--------------------
The income paid to investors over a specified period of time.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/86                                                                             5.92
12/87                                                                             3.53
12/88                                                                             6.40
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.

See footnote * on page 9 for more information on performance.

CLASS B & CLASS C SHARES
[BAR CHART]

                                                                          CLASS B & C SHARES
                                                                          ------------------
12/86                                                                             5.92
12/87                                                                             3.53
12/88                                                                             6.40
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.59
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52

Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98.

See footnote * on page 9 for more information on performance.

the quarter. Overall, however, the Fund's duration strategy was positive for the portfolio.

The Fund's yield-curve strategy was also a positive contributor to performance. The Fund remained overweighted in 30-year Treasuries, which helped the portfolio throughout the year, but particularly in the second and fourth quarters, when yield spreads between 2-year and 30-year Treasury bonds narrowed, flattening the yield curve.

WHAT IS THE OVERALL QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT
PORTFOLIO?

As of 12/31/98, the overall credit quality of the securities in the Fund's investment portfolio was Agency,(++) which is better than AAA.(sec.) The Fund's emphasis on



-------
(++) Agency rating is above AAA. This rating is based solely on the creditworthiness of the bonds in the portfolio and is not meant to represent the stability or safety of the Fund.

(sec.) Debt rated AAA has the highest rating assigned by Standard & Poor's.
       The obligor's capacity to meet its financial commitment on the obligation is strong.

PORTFOLIO COMPOSITION AS OF 12/31/98

                                  [PIE CHART]

U.S. TREASURY NOTES                                  14.30%
U.S. TREASURY BONDS                                  19.70%
FEDERAL NATIONAL MORTGAGE ASSOCIATION                28.60%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION             17.00%
ASSETS-BACKED SECURITIES                             12.30%
MORTGAGE-BACKED SECURITIES                            7.40%
CASH, EQUIVALENTS, AND OTHER ASSETS                   0.70%

Actual percentages will vary over time.

high quality proved beneficial when investors rushed to government bonds seeking a haven of relative security when the stock market dropped nearly 20% in August. The uncertainty surrounding emerging markets and hedge funds helped fuel the interest in high-grade bonds, and the Fund was well positioned to take advantage of investor preferences during this period.

HOW DID THE FUND'S MORTGAGE-BACKED SECURITIES PERFORM?

Anticipating prepayments, the Fund entered the year underweighted in high-coupon mortgage-backed securities, which was positive for performance. In the second quarter, the Fund added bonds we believed would not be interest-rate sensitive and managed to take some profits as the market rallied. Unfortunately, a second wave of prepayments hurt the Fund's holdings and an overweighted position detracted from performance in the second quarter.

In the third quarter, we reduced the Fund to an underweighted position in mortgage-backed securities, which proved beneficial as interest rates fell and prepayments continued. During the fourth quarter, the Fund had an opportunity to purchase mortgage-backed bonds at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve Board moved to lower interest rates, which helped restore investor confidence, bring order to the markets, and increase demand for mortgage-backed securities.

WERE THERE OTHER STRATEGIES THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?

In the first half of the year, interest rates remained in a relatively narrow range, so we used a variety of technical indicators to guide the Fund between newer and older issues, which provided incremental gains.

Finding few opportunities elsewhere, the Fund was heavily weighted in Treasury securities, which had a positive impact on performance throughout the year, but particularly in the second half of 1998, when a drop in the stock market, concerns over Asia, Russia, and Brazil, and

MORTGAGE-BACKED SECURITIES
--------------------
Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

DURATION
--------------------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

YIELD CURVE
--------------------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD SPREAD
--------------------
The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 2-year and 30-year Treasuries.

problems with major hedge funds caused investors to seek a "safe haven" in Treasury securities. The gains during this period were exaggerated by the budget surplus, which decreased Treasury issuance and limited supply at a time when demand for highly liquid, high-quality securities was extremely high.

WHAT OTHER INVESTMENTS DID THE FUND HAVE?

The Fund also had relatively small allocations in agency securities, asset-backed securities, unleveraged CMOs, and variable floating-rate notes. All of these positions contributed positively to the Fund's performance over the course of the year. Among asset-backed securities, the Fund's concentration on high-quality, shorter-term issues provided a measure of prepayment protection, which was a positive factor. The Fund's asset-backed securities increased the portfolio's yield and provided the securities in the Fund's investment portfolio with a rating of AAA.

DID THE FUND MAKE ANY MATERIAL SHIFTS IN ITS SECTOR ALLOCATIONS DURING THE YEAR?

Over the course of the year, the largest shift was a decrease in Treasury holdings and an increase in mortgage-backed securities. That change accelerated in the fourth quarter, when hedge-fund liquidations made it possible to buy mortgage-backed securities at what we believed to be very attractive prices. The Fund took profits in Treasuries to purchase these securities, and both the purchases and sales had a positive impact on performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that unless a major market shift occurs, the Federal Reserve is likely to remain on hold temporarily, though it may move to ease interest rates further as the year unfolds. We continue to believe that diversification will be important for an investor's overall allocation as was exhibited by the inverse relationship between stocks and bonds in the second half of 1998, when bonds outperformed stocks for a period of time. Within the income securities market we believe value can be added along the yield curve as reduced Treasury issuance and ongoing volatility continue to create opportunities. We also anticipate reduced supply and higher demand for mortgage-backed securities and believe the Fund is well positioned to take advantage of any move in that direction. Whatever happens, the Fund will continue to emphasize high-quality investments as it seeks a high level of current income, consistent with safety of principal.

Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A   8.32%    6.39%      7.38%          7.07%
    Class B   7.52%    5.84%      7.10%          6.85%
    Class C   7.52%    5.84%      7.10%          6.85%

   FUND SEC RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A   3.44%    5.41%      6.88%          6.68%
    Class B   2.52%    5.52%      7.10%          6.85%
    Class C   6.52%    5.84%      7.10%          6.85%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                LIFE OF FUND
                        1 YEAR       5 YEARS     10 YEARS     THROUGH 12/31/98
    Class A          65 out of         n/a          n/a      65 out of
                     184 funds                               125 funds
    Class B          118 out of    63 out of    47 out of    25 out of
                     184 funds     97 funds     50 funds     31 funds
    Class C              n/a           n/a          n/a             n/a
    Average Lipper
    general U.S.
    government fund     8.07%         6.15%        8.19%           7.57%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $8.46       $0.4802      $0.0000
    Class B     $8.44       $0.4167      $0.0000
    Class C     $8.44       $0.1372      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.

Portfolio of Investments December 31, 1998

                                Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM INVESTMENTS (109.2%)+
ASSET-BACKED SECURITIES (12.3%)
AIRPLANE LEASES (4.0%)
AerCo Ltd.
 Series 1A Class A1
 5.7255%, due 7/15/23
 (a)(d)......................  $  4,185,000      $  4,155,412
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (c)......    11,893,514        12,559,550
Morgan Stanley Aircraft
 Finance
 Series 1A Class A1
 5.7455%, due 3/15/23
 (a)(d)......................     8,133,080         8,087,534
                                                 ------------
                                                   24,802,496
                                                 ------------
CONSUMER LOANS (2.4%)
Green Tree Recreational,
 Equipment & Consumer Trust
 Series 1996-C Class A1
 5.7755%, due 10/15/17
 (c)(d)......................     1,501,619         1,495,988
 Series 1997-C Class A1
 6.49%, due 2/15/18 (c)......    13,446,087        13,576,514
                                                 ------------
                                                   15,072,502
                                                 ------------
EQUIPMENT LOANS (0.4%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (c).....     2,245,000         2,229,622
                                                 ------------

HOME EQUITY LOANS (3.2%)
Household Finance Corp. Home
 Equity Loan
 Asset-Backed Certificates
 Series 1992-2 Class A2
 5.985%, due 10/20/07
 (c)(d)......................     6,351,713         6,341,550
Money Store Home Equity Trust
 (The)
 Series 1997-A Class A10
 5.6655%, due 5/15/25
 (c)(d)......................     2,349,670         2,343,796
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 5.784%, due 10/25/20
 (c)(d)......................     1,557,610         1,555,117
Southern Pacific Secured
 Asset Corp.
 Series 1997-1 Class A1
 5.8244%, due 4/25/27
 (c)(d)......................     9,313,158         9,208,385
                                                 ------------
                                                   19,448,848
                                                 ------------
STUDENT LOANS (0.6%)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 5.7055%, due 12/15/04
 (c)(d)......................     3,601,679         3,593,755
                                                 ------------

                                Principal
                                  Amount            Value
-------------------------------------------------------------

UTILITY LOANS (1.7%)
Comed Transitional Funding
 Trust Series 1998-1 Class A7
 5.74%, due 12/25/10 (c).....  $ 10,545,000      $ 10,541,731
                                                 ------------
Total Asset-Backed Securities
 (Cost $75,784,473)..........                      75,688,954
                                                 ------------

MORTGAGE-BACKED SECURITIES
 (7.4%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
  OBLIGATIONS) (5.5%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31 (c).....     5,630,000         5,739,109
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (c).....    12,395,000        12,600,261
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 7.2778%, due 6/15/21
 (c)(d)......................     5,229,814         5,323,846
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (c).....     2,883,674         2,911,156
Mortgage Capital Funding,
 Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31 (c)....     4,585,000         4,671,703
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 11/20/07 (c)....     2,188,516         2,204,930
                                                 ------------
                                                   33,451,005
                                                 ------------

RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.9%)
SASCO Floating Rate
 Commercial Mortgage
 Series 1998-C3A Class A1A
 6.1744%, due 6/25/15
 (a)(d)......................     9,616,149         9,616,149
Structured Asset Securities
 Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (c)......     2,125,614         2,128,505
                                                 ------------
                                                   11,744,654
                                                 ------------
Total Mortgage-Backed
 Securities
 (Cost $45,004,296)..........                      45,195,659
                                                 ------------

-------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

                                Principal
                                  Amount            Value
-------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL
 AGENCIES (89.5%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (7.5%)
 5.25%, due 1/15/03..........  $ 31,665,000      $ 31,881,272
 5.75%, due 4/15/03 (e)......    13,865,000        14,232,838
                                                 ------------
                                                   46,114,110
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES)
 (24.4%)
 6.45%, due 1/1/05...........     5,302,679         5,503,120
 6.50%, due 5/1/13-11/1/28...   106,710,651       107,561,426
 6.50%, due 2/11/29 TBA
   (b).......................    25,425,000        25,568,143
 6.54%, due 1/1/05...........     4,952,219         5,168,135
 7.00%, due 11/1/12..........     5,479,752         5,597,895
                                                 ------------
                                                  149,398,719
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES)
 (17.0%)
 7.00%, due
   7/15/25-9/15/28...........    90,024,387        92,106,651
 8.00%, due 11/15/28.........    11,657,539        12,105,654
                                                 ------------
                                                  104,212,305
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITY) (6.6%)
 7.50%, due 1/21/29 TBA
   (b).......................    39,535,000        40,745,957
                                                 ------------
UNITED STATES TREASURY BONDS
  (19.7%)
 6.125%, due 11/15/27 (e)....    15,045,000        16,840,922
 6.375%, due 8/15/27.........    14,450,000        16,608,397
 7.625%, due 2/15/25 (e).....    36,845,000        48,439,753
 8.875%, due 8/15/17 (e).....    27,457,000        38,675,656
                                                 ------------
                                                  120,564,728
                                                 ------------
UNITED STATES TREASURY NOTES
 (14.3%)
 5.625%, due 11/30/00 (e)....    16,080,000        16,366,385
 6.50%, due 5/15/05 (e)......    16,115,000        17,661,073
 6.625%, due 5/15/07 (e).....    18,190,000        20,455,201
 6.875%, due 5/15/06 (e).....    29,345,000        33,178,044
                                                 ------------
                                                   87,660,703
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $546,508,483).........                     548,696,522
                                                 ------------
Total Long-Term Investments
 (Cost $667,297,252).........                     669,581,135
                                                 ------------

                                Principal
                                  Amount            Value
-------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)

FEDERAL AGENCY (0.9%)
Federal Mortgage Corp.
 Discount Note
 4.50%, due 1/4/99...........  $  5,300,000      $  5,298,012
                                                 ------------
Total Short-Term Investment
 (Cost $5,298,012)...........                       5,298,012
                                                 ------------
Total Investments
 (Cost $672,595,264) (f).....         110.1%      674,879,147(g)
Liabilities in Excess of
 Cash and Other Assets.......         (10.1)      (62,002,936)
                                       ----        ----------
Net Assets...................         100.0%     $612,876,211
                                      =====      ============

-------
 (a) May be sold to institutional investors only.
 (b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
 (c) Segregated as collateral for TBA.
 (d) Floating rate. Rate shown is the rate in effect at December 31, 1998.
 (e) Represents securities out on loan or a portion of which is out on loan.
 (f) The cost for Federal income tax purposes is $673,305,217.
 (g) At December 31, 1998 net unrealized appreciation was $1,573,930 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,092,733 and aggregate gross unrealized depreciation of all investments on which there was an excess of cost over market value of $2,518,803.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $672,595,264).............................................       $ 674,879,147
Collateral held for securities loaned, at value (Note 5)....         163,379,437
Receivables:
  Interest..................................................           5,622,365
  Fund shares sold..........................................             867,071
  Investment securities sold................................             206,668
                                                                   -------------
        Total assets........................................         844,954,688
                                                                   -------------
LIABILITIES:
Securities lending collateral, at value (Note 5)............         163,379,437
Payables:
  Investment securities purchased...........................          66,170,234
  Fund shares redeemed......................................           1,334,090
  NYLIFE Distributors.......................................             508,917
  MainStay Management.......................................             321,352
  Custodian.................................................             166,150
  Transfer agent............................................              96,648
  Trustees..................................................               4,688
Accrued expenses............................................              96,961
                                                                   -------------
        Total liabilities...................................         232,078,477
                                                                   -------------
Net assets..................................................       $ 612,876,211
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      26,236
  Class B...................................................             699,856
  Class C...................................................                 112
Additional paid-in capital..................................         717,146,648
Accumulated net realized loss on investments................        (107,280,524)
Net unrealized appreciation on investments..................           2,283,883
                                                                   -------------
Net assets..................................................       $ 612,876,211
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  22,189,393
                                                                   =============
Shares of beneficial interest outstanding...................           2,623,604
                                                                   =============
Net asset value per share outstanding.......................       $        8.46
Maximum sales charge (4.50% of offering price)..............                0.40
                                                                   -------------
Maximum offering price per share outstanding................       $        8.86
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 590,592,343
                                                                   =============
Shares of beneficial interest outstanding...................          69,985,649
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.44
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $      94,475
                                                                   =============
Shares of beneficial interest outstanding...................              11,194
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.44
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 39,425,549
                                                              ------------
Expenses:
  Distribution--Class B.....................................     4,535,189
  Distribution--Class C.....................................           134
  Management................................................     3,741,658
  Service--Class A..........................................        47,334
  Service--Class B..........................................     1,511,644
  Service--Class C..........................................            46
  Transfer agent............................................     1,213,615
  Shareholder communication.................................       151,800
  Recordkeeping.............................................        88,839
  Custodian.................................................        87,436
  Registration..............................................        65,947
  Professional..............................................        64,390
  Trustees..................................................        18,639
  Miscellaneous.............................................        19,684
                                                              ------------
    Total expenses..........................................    11,546,355
                                                              ------------
Net investment income.......................................    27,879,194
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    30,978,483
Net change in unrealized appreciation on investments........   (13,940,211)
                                                              ------------
Net realized and unrealized gain on investments.............    17,038,272
                                                              ------------
Net increase in net assets resulting from operations........  $ 44,917,466
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1998            1997
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  27,879,194   $  40,092,680
  Net realized gain on investments..........................     30,978,483       2,612,844
  Net change in unrealized appreciation on investments......    (13,940,211)     13,181,818
                                                              -------------   -------------
  Net increase in net assets resulting from operations......     44,917,466      55,887,342
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (961,126)     (1,019,757)
    Class B.................................................    (26,599,772)    (38,267,749)
    Class C.................................................           (904)             --
  Return of capital:
    Class A.................................................       (121,741)             --
    Class B.................................................     (3,369,262)             --
    Class C.................................................           (115)             --
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....    (31,052,920)    (39,287,506)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     20,636,346      10,873,435
    Class B.................................................    107,139,254      47,345,675
    Class C.................................................         95,045              --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        973,289         738,859
    Class B.................................................     22,960,831      28,767,769
    Class C.................................................            462              --
                                                              -------------   -------------
                                                                151,805,227      87,725,738
Cost of shares redeemed:
    Class A.................................................    (16,901,003)    (11,379,777)
    Class B.................................................   (189,497,366)   (238,724,333)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (54,593,142)   (162,378,372)
                                                              -------------   -------------
      Net decrease in net assets............................    (40,728,596)   (145,778,536)
NET ASSETS:
Beginning of year...........................................    653,604,807     799,383,343
                                                              -------------   -------------
End of year.................................................  $ 612,876,211   $ 653,604,807
                                                              =============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $          --   $       4,118
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                             Year ended December 31,
                                                                  ----------------------------------------------
                                                                   1998         1997         1996         1995
                                                                  -------      -------      -------      -------
Net asset value at beginning of period......................      $  8.27      $  8.06      $  8.41      $  7.76
                                                                  -------      -------      -------      -------
Net investment income.......................................         0.43         0.50         0.50         0.58
Net realized and unrealized gain (loss) on investments......         0.24         0.21        (0.35)        0.65
                                                                  -------      -------      -------      -------
Total from investment operations............................         0.67         0.71         0.15         1.23
                                                                  -------      -------      -------      -------
Less dividends and distributions:
  From net investment income................................        (0.43)       (0.50)       (0.50)       (0.58)
  In excess of net investment income........................           --           --           --        (0.00)(b)
Return of capital...........................................        (0.05)          --           --           --
                                                                  -------      -------      -------      -------
Total dividends and distributions...........................        (0.48)       (0.50)       (0.50)       (0.58)
                                                                  -------      -------      -------      -------
Net asset value at end of period............................      $  8.46      $  8.27      $  8.06      $  8.41
                                                                  =======      =======      =======      =======
Total investment return (a).................................         8.32%        9.12%        1.97%       16.38%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         5.20%        6.23%         6.3%         7.3%
    Expenses................................................         1.12%        1.09%         1.0%         1.0%
Portfolio turnover rate.....................................          371%         338%         307%         540%
Net assets at end of period (in 000's)......................      $22,189      $17,114      $16,413      $12,784

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               Class B                                      Class C
----------------------------------------------------------------------   --------------
                                            September 1,                 September 1,**
         Year ended December 31,              through      Year ended       through
-----------------------------------------   December 31,   August 31,     December 31,
  1998       1997       1996       1995        1994*          1994            1998
--------   --------   --------   --------   ------------   -----------   --------------
$   8.25   $   8.04   $   8.41   $   7.76    $     8.04    $     8.77       $   8.43
--------   --------   --------   --------    ----------    ----------       --------
    0.37       0.45       0.46       0.54          0.19          0.57           0.12
    0.24       0.21      (0.37)      0.65         (0.29)        (0.71)          0.03
--------   --------   --------   --------    ----------    ----------       --------
    0.61       0.66       0.09       1.19         (0.10)        (0.14)          0.15
--------   --------   --------   --------    ----------    ----------       --------
   (0.37)     (0.45)     (0.46)     (0.54)        (0.18)        (0.57)         (0.12)
      --         --         --      (0.00)(b)        --         (0.01)            --
   (0.05)        --         --         --            --         (0.01)         (0.02)
--------   --------   --------   --------    ----------    ----------       --------
   (0.42)     (0.45)     (0.46)     (0.54)        (0.18)        (0.59)         (0.14)
--------   --------   --------   --------    ----------    ----------       --------
$   8.44   $   8.25   $   8.04   $   8.41    $     7.76    $     8.04       $   8.44
========   ========   ========   ========    ==========    ==========       ========
    7.52%      8.54%      1.25%     15.69%        (1.24%)       (1.63%)         1.75%


    4.45%      5.67%       5.7%       6.7%          7.1%+         7.1%          4.45%+
    1.87%      1.65%       1.6%       1.7%          1.7%+         1.7%          1.87%+
     371%       338%       307%       540%          143%          491%           371%
$590,592   $636,491   $782,970   $990,184    $1,024,492    $1,119,586       $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the

Notes to Financial Statements

difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $3,491,118 and $321,510 have been reclassified from accumulated distribution in excess of net investment income and accumulated net realized gain on investments, respectively, to additional paid-in-capital due to a return of capital distribution and the tax treatment of gains (losses) on paydowns.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

MainStay Government Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses are realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the year ended December 31, 1998 the Manager earned $3,741,658. It was not necessary for the Manager to waive part of its fee for this period.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $1 billion. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of

0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $16,947 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class B shares of $535,272 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $1,213,615.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $16,865 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $88,839 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $106,440,455 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains

MainStay Government Fund

of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                    AMOUNT
AVAILABLE THROUGH                                                (000'S)
------------------                                               --------
2002......................................................       $ 91,253
2004......................................................         13,291
2005......................................................          1,896
                                                                 --------
                                                                 $106,440
                                                                 ========

The Fund intends to treat for Federal income tax purposes approximately $130,116 of qualifying capital losses that arose during the year as if they arose on January 1, 1999. The Fund utilized $31,197,492 of capital loss carryforwards during the current year.

NOTE 5--PORTFOLIO SECURITIES LOANED:

At December 31, 1998, the Fund had securities on loan with a market value of $159,445,724 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Investments made with cash collateral at December 31, 1998:

                                                  PRINCIPAL
                                                   AMOUNT         VALUE
                                                 -----------   ------------
SHORT-TERM COMMERCIAL PAPER
American Express Bank Ltd.
  5.320%, due 3/19/99.....................       $ 6,980,000   $  6,982,506
Associates First Capital
  5.622%, due 4/5/99......................        15,000,000     15,000,000
Bankers Trust
  5.15%, due 2/3/99.......................        25,000,000     24,980,450
Broadway Capital
  5.158%, due 1/11/99.....................        21,239,000     21,205,578
Clipper Receivables
  5.524%, due 1/8/99......................        25,000,000     24,889,236
Deutsche Floorplan Master Trust
  5.735%, due 2/16/99.....................        25,000,000     25,000,000

                                                  PRINCIPAL
                                                   AMOUNT         VALUE
                                                 -----------   ------------
First Tennessee Bank
  5.20%, due 1/26/99......................       $ 4,400,000   $  4,400,000
Greenwich Funding
  5.677%, due 1/20/99.....................        16,000,000     15,924,667
NationsBank
  5.02%, due 4/21/99......................        25,000,000     24,997,000
                                                               ------------
                                                               $163,379,437
                                                               ============

Net income earned by the Fund for securities lending transactions amounted to $446,424, net of broker fees and rebates, for the year ended December 31, 1998, which is included as interest income on the Statement of Operations.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of U.S. Government securities were $2,458,678 and $2,492,900, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $137,538 and $131,534, respectively.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                     YEAR ENDED
                                                       PERIOD ENDED                 DECEMBER 31,
                                                    DECEMBER 31, 1998                   1997
                                               ----------------------------       -----------------
                                               CLASS A   CLASS B   CLASS C*       CLASS A   CLASS B
                                               -------   -------   --------       -------   -------
Shares sold..................................   2,439     12,725      11           1,341      5,865
Shares issued in reinvestment of dividends...     116      2,741      --              91      3,568
                                               ------    -------      --          ------    -------
                                                2,555     15,466      11           1,432      9,433
Shares redeemed..............................  (2,001)   (22,634)     --          (1,400)   (29,669)
                                               ------    -------      --          ------    -------
Net increase (decrease)......................     554     (7,168)     11              32    (20,236)
                                               ======    =======      ==          ======    =======

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 24, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment of $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                   DECHERT PRICE & RHOADS

                      Legal Counsel

  * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN08-02/99

  [RECYCLE LOGO]

                                                        MAINSTAY GOVERNMENT FUND

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 1998

                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Growth Opportunities Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay Growth
                                                              Opportunities Fund versus Lipper Growth
                                                              and Income Funds Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                              Analysis                                    6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            7
                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Returns & Lipper Rankings                  11
                                                              Top 10 Holdings                            12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           12
                                                              Portfolio of Investments                   13
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              20
                                                              Report of Independent Accountants          24
                                                              The MainStay Funds                         25

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Growth Opportunities Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98
- International economic weakness caused U.S. corporate profit growth to slow.

- Global recession fears prompted three successive 0.25% interest-rate cuts by the Federal Reserve Board.

- The market saw strong inflows into mutual funds and increased demand for U.S. equities by foreign investors.

- Record levels of merger and acquisition activity helped boost equity valuations.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98
- The MainStay Growth Opportunities Fund commenced operations on June 1, 1998.

- The Fund returned 18.60% for Class A and 18.00% for Class B and Class C shares,* respectively, for the since-inception period from 6/1/98 through 12/31/98.

- The Fund benefited from its holdings in technology stocks, which generated extremely strong returns in the second half of 1998.

- All share classes outperformed the average Lipper* growth & income fund, which returned 4.88% over the same since-inception period.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance figures for Class C shares include the performance of Class B shares from inception (6/1/98) through 8/31/98.

                                                                               3
                                                                               -

$10,000 Invested in the MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index and Inflation

CLASS A SHARES SEC Returns: since inception 12.08%

                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
                                                   OPPORTUNITIES FUND             FUNDS INDEX*              INFLATION (CPI)+
                                                   ------------------        ----------------------         ----------------
 6/1/98                                                  9450.00                    10000.00                    10000.00
 6/98                                                   10055.00                    10120.00                    10006.00
 9/98                                                    9308.00                     8858.00                    10043.00
 12/98                                                  11208.00                    10298.00                    10098.00

CLASS B SHARES SEC Returns: since inception 13.00%

                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
                                                   OPPORTUNITIES FUND             FUNDS INDEX*              INFLATION (CPI)+
                                                   ------------------        ----------------------         ----------------
 6/1/98                                                 10000.00                    10000.00                    10000.00
 6/98                                                   10630.00                    10120.00                    10006.00
 9/98                                                    9820.00                     8858.00                    10043.00
 12/98                                                  11300.00                    10298.00                    10098.00

CLASS C SHARES SEC Returns: since inception 17.00%

                                                     MAINSTAY GROWTH         LIPPER GROWTH & INCOME
                                                   OPPORTUNITIES FUND             FUNDS INDEX*              INFLATION (CPI)+
                                                   ------------------        ----------------------         ----------------
 6/1/98                                                 10000.00                    10000.00                    10000.00
 6/98                                                   10630.00                    10120.00                    10006.00
 9/98                                                    9820.00                     8858.00                    10043.00
 12/98                                                  11700.00                    10298.00                    10098.00

--------
(*) Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

(*) The Lipper Growth & Income Funds Index is an index comprised of 30 equally-weighted performance indices, adjusted for capital gain distributions and income dividends of the largest qualifying funds in this investment objective. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis


INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.
GROWTH VERSUS VALUE
--------------------
Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.



The second half of 1998 ended with the equity markets basking in the glow of low interest rates, seemingly nonexistent inflation, and continued strength in the domestic economy. But fourth-quarter returns, the strongest in approximately 20 years for most major U.S. large-capitalization equity indices, differed sharply from the preceding quarter.

Concerns over the impact of financial troubles in emerging markets on the U.S. economy weighed heavily on the U.S. equity market from mid-July through early October. Russia's default on its domestic debt, weak commodity prices dampening the outlook in Latin America, and ongoing economic instability in Asia culminated in a significant market correction in August. The market had recovered more than half of August's losses toward the end of September, when it tumbled again, having anticipated a 0.50% cut in interest rates by the Federal Reserve Board. The cut turned out to be 0.25% instead.

Better-than-expected U.S. corporate earnings reports and a long-awaited series of interest-rate reductions by the Federal Reserve Board were the catalysts that helped the market bounce back quickly and strongly in the fourth quarter. The easing of the money supply also provided liquidity for the financial markets. As investor confidence returned, the market gained momentum, particularly in the technology sector.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY GROWTH OPPORTUNITIES FUND PERFORM IN 1998?

The MainStay Growth Opportunities Fund commenced operations on 6/1/98. For the seven months ended 12/31/98, the MainStay Growth Opportunities Fund returned 18.60% for Class A shares and 18.00% for both Class B and Class C shares,(*) excluding all sales charges. All share classes also outperformed the average Lipper(+) growth & income fund, which returned 4.88% for the same seven-month period.

WHAT STRATEGIES ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

Although the Fund balances a growth- and value-style approach, it was launched with a strong growth stock orientation. This decision was based on our forecast for overall economic growth. It proved most beneficial to the Fund, particularly since growth stocks outperformed value stocks by a wide margin during the period since the Fund's inception.

We also positioned the Fund to take into account the potential impact of overseas economic problems on U.S. corporate profit growth. We avoided investing the Fund in those industries we believed were most likely to be impacted by emerging-market problems. This strategy helped the Fund's performance when the equity markets were rocked by extreme volatility during the third quarter and many of these stocks lagged the market by a wide margin.


-------
* Performance figures for Class C shares include the performance of Class B shares from inception (6/1/98) through 8/31/98.

+ See footnote and table on page 11 for more information on Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

                          [FUND PERFORMANCE BAR CHART]

 6/98           12/98           6/98                     12/98
 ----           -----           ----                     -----
6.40% Class A  18.60% Class A  6.30% Class B & Class C  18.00% Class B & Class C

Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98.
See footnote* on page 11 for more information on performance.


DID THE FUND REMAIN FULLY INVESTED?

No. As emerging-market woes dominated the U.S. equity market from mid-July through October, we allowed the Fund's cash position to build. Rather than investing cash inflows into an equity market that was in the process of spiraling downward, we waited. When the Federal Reserve Board began to lower interest rates on September 29, helping to restore investor confidence, we quickly moved the Fund back into the market--a decision that definitely boosted performance. We still kept the Fund in a higher-than-normal cash position, given our concerns about the tenacity of the market rally.

WHICH SECTORS CONTRIBUTED MOST SIGNIFICANTLY TO THE FUND'S PERFORMANCE?

Technology was by far the best performing industry in 1998. In particular, Internet stocks or any company remotely related to the Internet performed extremely well in the second half of the year. The MainStay Growth Opportunities Fund was moderately overweighted in technology issues, with an emphasis on the software and computer services areas. In November, we increased our exposure further, as these stocks appeared to have the best relative growth prospects in the market. This proved to be a timely call when the technology sector surged in the month of December. The Fund also focused on certain companies such as US Filter and SPX Corp., which saw their stock prices inordinately hurt by the third-quarter correction.

CAN YOU PROVIDE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT PERFORMED WELL?

America Online, which benefited from its acquisition of Netscape, was by far the Fund's best-performing stock in the second half of the year, with a staggering six-month return of 146%. EMC Corp., the dominant provider of computer memory storage, and Cisco Systems, the preeminent provider of networking and communications equipment, also were strong performers, with a six-month return as of 12/31/98 of 89% and 51%, respectively.

                                                                               7
                                                                               -

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

                                 [PIE CHART]

                             COMMUNICATIONS-                      HEALTH CARE-
  COMPUTERS                     EQUIPMENT          RETAIL             DRUGS        TELECOMMUNICATIONS     ALL OTHERS
  ---------                  --------------        ------         ------------     ------------------     ----------
  11.9%                           5.8%               5.5%              5.5%               4.7%               66.6%

Actual percentages will vary over time.

Three other new Fund holdings in the technology sector--Sun Microsystems, Texas Instruments, and Hewlett-Packard, also contributed positively to year-end results.

WAS THE FUND IMPACTED BY THE DRAMATIC DECLINE IN OIL PRICES?

The severe downturn in energy prices did have a negative impact on the performance of the MainStay Growth Opportunities Fund. However, the Fund's underweighting in this sector actually helped to enhance its overall performance relative to the market.

The Fund's worst performing stocks were two energy-related companies, Halliburton, which returned -33%, and Schlumberger, which returned -32% for the second half of 1998. The Fund continues to maintain its positions in these stocks, viewing them as value holdings while we await a turnaround in the energy sector.

Amoco, which recently merged with British Petroleum, and Exxon, were purchased for the Fund as value positions after oil prices had hit historically low levels. These two stocks have trailed the market, but again will remain in the portfolio for the foreseeable future given their relatively high dividend yields and the likelihood of potential stock appreciation as energy prices begin to stabilize.

DID THE FUND MAKE OTHER SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Yes. We added Ameritech, ALLTEL, Global Crossing, and Qwest Communications to the Fund's portfolio in the second half of the year. These companies represent some of the fastest-growing enterprises in the communications sector, and we feel confident in each company's long-term strategic outlook.

The Fund also added McGraw-Hill, Anheuser-Busch, Safeway, and Time Warner as significant holdings. Although all of these firms are in different industries, the rationale behind each purchase was based on our belief that these companies' dominant franchises give them the ability to consistently grow earnings.

PORTFOLIO COMPOSITION AS OF 12/31/98

               [PORTFOLIO COMPOSITION AS OF 12/31/98 PIE CHART]

                          CASH, EQUIVALENTS & OTHER ASSETS,
COMMON STOCKS                     LESS LIABILITIES
-------------             ---------------------------------
     88.0%                              12.0%

Actual percentages will vary over time.


We also increased the Fund's exposure to the health care sector by purchasing companies such as Genzyme, Pfizer, Schering-Plough, and Biomet. Our decision to overweight this sector in the Fund was based on the strong demographic trend of an aging population and its dependence on health care products. In fact, all of these companies were positive contributors to Fund returns.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

American Stores is a retail food chain, and the Fund sold its holdings in the company upon the announcement of its merger with Albertson's. We believe the merger has a high potential for future earnings disappointments. We also disposed of the Fund's holdings in drug distributor McKesson, as a result of its merger with HBO & Co., a health care information provider. This sale was prompted by the departure of several senior HBO executives despite compensation incentives to remain. We also sold Monsanto, an agricultural and chemical conglomerate, when its planned merger with pharmaceutical giant American Home Products fell through.

Finally, we were early sellers of the Fund's financial stocks--including Chase Manhattan, Travelers Group, and BankBoston--which were particularly hurt by earnings disappointments due to emerging-market developments. Since the third quarter, the Fund has maintained a slightly underweighted position in this sector, a decision that proved to be a good one given that the U.S. bank sector underperformed the market in 1998.

HOW WAS THE FUND WEIGHTED AT YEAR END?

Generally speaking, the Fund is managed as a relatively sector-balanced portfolio, with sector weightings between 0.5 times and 1.5 times the appropriate S&P 500(++) sector weightings. As mentioned earlier, however, the Fund was moderately overweighted in technology and health care stocks and underweighted in the energy sector. This positioning helped the Fund's performance.

-------
++ "S&P 500(R)" is a trademark of The McGraw-Hill Companies. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's. It is not possible to make an investment directly into an index.


                                                                               9
                                                                               -

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctu ations, changes in U.S. or foreign tax or cur rency laws, and changes in monetary policies and economic and political condi tions in foreign countries.

Past performance is no guarantee of future results.



The Fund was also slightly underweighted in basic materials and consumer cyclicals, because based upon our global economic outlook, we do not believe that sufficient catalysts exist for a sustained turnaround in earnings growth in these sectors. These Fund weightings also played an important role in the outperformance of the Fund.

WHAT DO YOU FORESEE FOR 1999?

We remain guardedly optimistic about the equity markets, based on our positive outlook for low inflation and interest rates. We expect corporate earnings growth to remain in the 5-7% range, which means that traditional growth stocks may continue to lead the market. On the other hand, this positive outlook for both the equity markets and the economy could be seriously tested if Y2K or millenium bug remediations are not completed by year end. As of the end of 1998, the market does not appear to have concerns over a lack of compliance. However, we will continue to closely monitor the progress of government and business community Y2K efforts.

No matter where the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors, Inc.

10
-

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                            LIFE OF FUND
                          THROUGH 12/31/98
    Class A                    18.60%
    Class B                    18.00%
    Class C                    18.00%

   FUND SEC RETURNS(*)

                            LIFE OF FUND
                          THROUGH 12/31/98
    Class A                    12.08%
    Class B                    13.00%
    Class C                    17.00%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                            LIFE OF FUND
                          THROUGH 12/31/98
    Average Lipper
    growth & income fund       4.88%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $11.86      $0.0000      $0.0000
    Class B     $11.80      $0.0000      $0.0000
    Class C     $11.80      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper average listed above is not class specific. Life of Fund return is from the period of the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

                                                                              11
                                                                               -

Top 10 Holdings as of 12/31/98

   HOLDING                                                              AMOUNT
   General Electric Co.                                               $510,313
   America Online, Inc.                                                506,625
   Network Associates, Inc.                                            397,500
   Cisco Systems, Inc.                                                 361,969
   MCI WorldCom, Inc.                                                  358,750
   Qwest Communications International Inc.                             350,000
   Tyco International Ltd.                                             339,469
   McGraw-Hill Cos., Inc. (The)                                        336,188
   SPX Corp.                                                           335,000
   Ascend Communications, Inc.                                         328,750

10 Largest Purchases for the period ended 12/31/98

   SECURITY                                                 AMOUNT OF PURCHASE
   General Electric Co.                                               $408,300
   Cardinal Health, Inc.                                               303,960
   Equifax Inc.                                                        299,380
   Raytheon Co. Class A                                                291,486
   Biomet, Inc.                                                        289,093
   Tellabs, Inc.                                                       288,393
   Hershey Foods Corp.                                                 266,446
   Northern Telecom Ltd.                                               264,373
   McGraw-Hill Cos., Inc. (The)                                        263,985
   Emerson Electric Co.                                                258,115

10 Largest Sales for the period ended 12/31/98

   SECURITY                                                     AMOUNT OF SALE
   Raytheon Co. Class A                                               $307,809
   Beyond.Com Corp.                                                    237,242
   Viacom Inc. Class B                                                 218,337
   Sylvan Learning Systems Inc.                                        217,106
   McKesson HBOC, Inc.                                                 215,748
   Lucent Technologies Inc.                                            207,092
   Lockheed Martin Corp.                                               202,123
   Bestfoods                                                           166,928
   American Stores Co.                                                 160,703
   Newell Co.                                                          156,784


-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


12
-

Portfolio of Investments December 31, 1998

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (88.0%)+

AUTO PARTS & EQUIPMENT (1.3%)
SPX Corp. (a)...................     5,000       $   335,000
                                                 -----------

BANKS (3.7%)
BankAmerica Corp................     4,000           240,500
Bank of New York Co., Inc.
 (The)..........................     6,000           241,500
First Union Corp................     4,300           261,494
Fleet Financial Group, Inc......     4,600           205,562
                                                 -----------
                                                     949,056
                                                 -----------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc........     4,000           262,500
                                                 -----------

BIOTECHNOLOGY (1.8%)
Centocor, Inc. (a)..............     5,000           225,625
Genzyme Corp. (General Division)
 (a)............................     5,000           248,750
                                                 -----------
                                                     474,375
                                                 -----------

BROADCAST/MEDIA (4.6%)
Capstar Broadcasting Corp. Class
 A..............................    11,000           251,625
Clear Channel
 Communications, Inc. (a).......     4,000           218,000
Comcast Corp. Special Class A...     5,200           305,175
MediaOne Group, Inc. (a)........     5,000           235,000
USA Networks, Inc. (a)..........     5,000           165,625
                                                 -----------
                                                   1,175,425
                                                 -----------

CHEMICALS (0.6%)
IMC Global Inc..................     7,600           162,450
                                                 -----------
COMMUNICATIONS--EQUIPMENT (5.8%)
ADC Telecommunications, Inc.
 (a)............................     8,000           278,000
Ascend Communications, Inc.
 (a)............................     5,000           328,750
Cisco Systems, Inc. (a).........     3,900           361,969
Northern Telecom Ltd. ..........     5,000           250,625
Tellabs, Inc. (a)...............     4,000           274,250
                                                 -----------
                                                   1,493,594
                                                 -----------

COMPUTERS (11.9%)
America Online, Inc. (a)........     3,500           506,625
Ceridian Corp. (a)..............     4,200           293,212
------------------------------------------------------------

 +  Percentages indicated are based on Fund net assets.

                                   Shares           Value
------------------------------------------------------------
COMPUTERS (CONTINUED)
Comdisco Inc....................    15,000       $   253,125
EMC Corp. (a)...................     3,000           255,000
Equifax Inc. ...................     8,000           273,500
Hewlett-Packard Co. ............     4,000           273,250
Microsoft Corp. (a).............     2,000           277,375
Network Associates, Inc. (a)....     6,000           397,500
Sun Microsystems, Inc. (a)......     3,000           256,875
SunGard(R) Data Systems Inc.
 (a)............................     6,800           269,875
                                                 -----------
                                                   3,056,337
                                                 -----------

ELECTRIC POWER COMPANIES (1.0%)
CMS Energy Corp. ...............     5,400           261,563
                                                 -----------

ELECTRICAL EQUIPMENT (3.0%)
Emerson Electric Co. ...........     4,000           250,250
General Electric Co. ...........     5,000           510,313
                                                 -----------
                                                     760,563
                                                 -----------

ELECTRONICS (2.0%)
Motorola, Inc. .................     4,000           244,250
Texas Instruments Inc. .........     3,000           256,688
                                                 -----------
                                                     500,938
                                                 -----------

ENTERTAINMENT (1.2%)
Time Warner Inc. ...............     5,000           310,313
                                                 -----------

FINANCE (4.3%)
American General Corp. .........     3,500           273,000
Associates First Capital Corp.
 Class A........................     7,200           305,100
Fannie Mae......................     3,000           222,000
Freddie Mac.....................     4,500           289,969
                                                 -----------
                                                   1,090,069
                                                 -----------

FOOD & HEALTH CARE DISTRIBUTORS (3.1%)
Cardinal Health, Inc. ..........     4,000           303,500
Hershey Foods Corp. ............     4,000           248,750
Sysco Corp. ....................     9,000           246,936
                                                 -----------
                                                     799,186
                                                 -----------

HEALTH CARE (4.5%)
Abbott Laboratories.............     5,000           245,000
American Home Products Corp. ...     4,000           225,250
Bristol-Myers Squibb Co. .......     1,600           214,100
Johnson & Johnson...............     2,400           201,300
Warner-Lambert Co. .............     3,500           263,156
                                                 -----------
                                                   1,148,806
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

MainStay Growth Opportunities Fund

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE--DRUGS (5.5%)
Glaxo Wellcome PLC ADR (b)......     3,000       $   208,500
Lilly (Eli) & Co. ..............     3,500           311,062
Pfizer Inc. ....................     2,000           250,875
Pharmacia & UpJohn, Inc. .......     3,600           203,850
Schering-Plough Corp. ..........     4,000           221,000
SmithKline Beecham PLC ADR
 (b)............................     3,000           208,500
                                                 -----------
                                                   1,403,787
                                                 -----------
HEALTH CARE--MEDICAL PRODUCTS (2.2%)
Biomet, Inc. ...................     8,000           322,000
Medtronic, Inc. ................     3,100           230,175
                                                 -----------
                                                     552,175
                                                 -----------

HEAVY DUTY TRUCKS & PARTS (0.4%)
Dana Corp. .....................     2,700           110,363
                                                 -----------

INSURANCE (2.7%)
Allstate Corp. (The)............     5,000           193,125
EXEL Ltd. Class A...............     3,500           262,500
Provident Cos., Inc. ...........     6,000           249,000
                                                 -----------
                                                     704,625
                                                 -----------

MANUFACTURING (2.2%)
Tyco International Ltd. ........     4,500           339,469
United States Filter Corp.
 (a)............................    10,000           228,750
                                                 -----------
                                                     568,219
                                                 -----------

NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.9%)
Enron Corp. ....................     4,000           228,250
                                                 -----------

OIL & GAS--EQUIPMENT & SERVICES (1.0%)
Halliburton Co. ................     2,400            71,100
Schlumberger N.V. ..............     4,000           184,500
                                                 -----------
                                                     255,600
                                                 -----------

OIL--INTEGRATED INTERNATIONAL (3.3%)
Amoco Corp. ....................     4,000           241,500
Exxon Corp. ....................     2,900           212,063
Mobil Corp. ....................     2,600           226,525
Texaco Inc. ....................     3,100           163,912
                                                 -----------
                                                     844,000
                                                 -----------

                                   Shares           Value
------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. ............     5,500       $   170,500
                                                 -----------

PUBLISHING (1.3%)
McGraw-Hill Cos., Inc. (The)....     3,300           336,188
                                                 -----------

REAL ESTATE INVESTMENT/MANAGEMENT (1.5%)
Chelsea GCA Realty, Inc. .......     6,800           242,250
Glenborough Realty Trust
 Inc. ..........................     7,000           142,625
                                                 -----------
                                                     384,875
                                                 -----------

RETAIL (5.5%)
Costco Cos., Inc. (a)...........     4,000           288,750
Kroger Co. (The) (a)............     5,200           314,600
Rite Aid Corp. .................     5,000           247,813
Safeway Inc. (a)................     4,600           280,312
Wal-Mart Stores, Inc. ..........     3,600           293,175
                                                 -----------
                                                   1,424,650
                                                 -----------

SPECIALIZED SERVICES (2.6%)
Fiserv, Inc. (a)................     3,900           200,606
Service Corp. International.....     6,500           247,406
ServiceMaster Co. (The).........     9,450           208,491
                                                 -----------
                                                     656,503
                                                 -----------

TELECOMMUNICATIONS (4.7%)
Global Crossing Ltd. (a)........     4,800           216,600
MCI WorldCom, Inc. (a)..........     5,000           358,750
Qwest Communications
 International Inc. (a).........     7,000           350,000
Sprint Corp. (FON Group)........     3,000           252,375
Sprint Corp. (PCS Group) (a)....     1,250            28,906
                                                 -----------
                                                   1,206,631
                                                 -----------

TELEPHONE (2.8%)
ALLTEL Corp. ...................     4,000           239,250
Ameritech Corp. ................     3,700           234,487
Bell Atlantic Corp. ............     4,400           249,975
                                                 -----------
                                                     723,712
                                                 -----------

WASTE DISPOSAL (0.9%)
Republic Services, Inc. Class A
 (a)............................    12,000           221,250
                                                 -----------
Total Common Stocks
 (Cost $18,833,176).............                  22,571,503
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

                                  Principal
                                   Amount           Value
------------------------------------------------------------
SHORT TERM INVESTMENTS (13.1%)

COMMERCIAL PAPER (13.1%)
Banco Nacional De Comercio
 Exterior, S.N.C. (Bancomext)
 5.55%, due 1/20/99.............  $150,000       $   149,560
Banco Nacional De Comercio
 Exterior, S.N.C. (Bancomext)
 5.80%, due 1/20/99.............   780,000           777,609
Bayshore Fuel Co.
 5.55%, due 1/19/99.............   373,000           371,964
Baystate Health Systems
 5.35%, due 2/5/99..............   254,000           252,677
Citic Pacific Finance
 5.40%, due 1/29/99.............   315,000           313,674
Delmarva Power & Light Co.
 4.90%, due 1/4/99..............   575,000           574,765
Fluor Corp.
 5.69%, due 1/7/99..............   286,000           285,728
MetLife Funding Inc.
 5.55%, due 1/13/99.............   300,000           299,444
South Carolina Electric & Gas
 Co.
 5.40%, due 2/11/99.............   130,000           129,200
West Penn Power Co.
 4.90%, due 1/4/99..............   215,000           214,912
                                                 -----------
Total Short Term Investments
 (Cost $3,369,533)..............                   3,369,533
                                                 -----------

                                                    Value
------------------------------------------------------------
Total Investments
 (Cost $22,202,709) (c).........     101.1%      $25,941,036(d)
Liabilities In Excess of Cash,
 and Other Assets...............      (1.1)         (296,920)
                                     -----       -----------
Net Assets......................     100.0%      $25,644,116
                                     =====       ===========

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (d) At December 31, 1998, net unrealized appreciation was $3,738,327 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,103,931 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $365,604.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $22,202,709)..............................................       $25,941,036
Cash........................................................               712
Receivables:
  Fund shares sold..........................................           228,892
  Dividends and interest....................................            11,753
Unamortized organization expense............................            59,632
                                                                   -----------
    Total assets............................................        26,242,025
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           503,105
  MainStay Management.......................................            13,415
  NYLIFE Distributors.......................................            11,530
  Custodian.................................................            10,539
  Transfer agent............................................             6,383
  Fund shares redeemed......................................             6,374
  Trustees..................................................               172
Accrued expenses............................................            46,391
                                                                   -----------
    Total liabilities.......................................           597,909
                                                                   -----------
Net assets..................................................       $25,644,116
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,206
  Class B...................................................            10,463
Additional paid-in capital..................................        22,158,433
Accumulated net realized loss on investments................          (274,313)
Net unrealized appreciation on investments..................         3,738,327
                                                                   -----------
Net assets..................................................       $25,644,116
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,292,555
                                                                   ===========
Shares of beneficial interest outstanding...................         1,120,585
                                                                   ===========
Net asset value per share outstanding.......................       $     11.86
Maximum sales charge (5.50% of offering price)..............              0.69
                                                                   -----------
Maximum offering price per share outstanding................       $     12.55
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $12,351,178
                                                                   ===========
Shares of beneficial interest outstanding...................         1,046,275
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.80
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       383
                                                                   ===========
Shares of beneficial interest outstanding...................                32
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.80
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    92,779
  Interest..................................................       80,548
                                                              -----------
    Total income............................................      173,327
                                                              -----------
Expenses:
  Management................................................       70,044
  Shareholder communication.................................       41,397
  Transfer agent............................................       29,521
  Distribution--Class B.....................................       28,996
  Distribution--Class C.....................................            1
  Service--Class A..........................................       15,350
  Service--Class B..........................................        9,666
  Registration..............................................       21,103
  Professional..............................................       18,886
  Custodian.................................................       10,539
  Organization..............................................        7,828
  Recordkeeping.............................................        7,133
  Trustees..................................................          406
  Miscellaneous.............................................       21,156
                                                              -----------
    Total expenses..........................................      282,026
                                                              -----------
Net investment loss.........................................     (108,699)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................     (276,582)
Net unrealized appreciation on investments..................    3,738,327
                                                              -----------
Net realized and unrealized gain on investments.............    3,461,745
                                                              -----------
Net increase in net assets resulting from operations........  $ 3,353,046
                                                              ===========

-------

 *   Commencement of operations.
(a)  Dividends recorded net of foreign withholding taxes of $178.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (108,699)
  Net realized loss on investments..........................        (276,582)
  Net unrealized appreciation on investments................       3,738,327
                                                                 -----------
  Net increase in net assets resulting from operations......       3,353,046
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      11,499,713
    Class B.................................................      12,537,474
    Class C.................................................             310
Cost of shares redeemed:
    Class A.................................................        (106,967)
    Class B.................................................      (1,639,458)
    Class C.................................................              (2)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      22,291,070
                                                                 -----------
      Net increase in net assets............................      25,644,116
NET ASSETS:
Beginning of period.........................................        --
                                                                 -----------
End of period...............................................     $25,644,116
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Financial Highlights selected per share data and ratios

                                                                  Class A      Class B            Class C
                                                                  -------      -------            -------
                                                                     June 1, 1998*          September 1, 1998**
                                                                        through                   through
                                                                   December 31, 1998         December 31, 1998
                                                                  --------------------      -------------------
Net asset value at beginning of period......................      $10.00       $10.00             $ 9.22
                                                                  ------       ------             ------
Net investment loss (a).....................................       (0.05)       (0.08)             (0.06)
Net realized and unrealized gain on investments.............        1.91         1.88               2.64
                                                                  ------       ------             ------
Total from investment operations............................        1.86         1.80               2.58
                                                                  ------       ------             ------
Net asset value at end of period............................      $11.86       $11.80             $11.80
                                                                  ======       ======             ======
Total investment return (b).................................       18.60%       18.00%             27.98%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................       (1.09%)+     (1.84%)+           (1.84%)+
    Expenses................................................        2.53%+       3.28%+             3.28%+
Portfolio turnover rate.....................................          32%          32%                32%
Net assets at end of period (in 000's)......................      $13,293     $12,351             $   --(c)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

MainStay Growth Opportunities Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were first offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market

20
-

Notes to Financial Statements

value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $108,699 and $2,269 have been reclassified from accumulated net investment loss and accumulated net realized loss on investments to additional paid-in capital, primarily due to a net investment loss incurred by the Fund in 1998.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                              21
                                                                               -

MainStay Growth Opportunities Fund

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors, Inc. (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund. For the period ended December 31, 1998, the Manager earned $70,044.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $3,564 for the period ended December 31, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $1,935 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998, amounted to $29,521.

22
-

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, Madison Square Advisors, Inc., MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $10,674,000 and $1,180,000, respectively. This represents 80.3% and 9.6% of the net assets at period end for Class A and Class B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $476 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,133 for the period ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $227,903 is available, to the extent provided by regulatons, to offset future realized gains of the Fund through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $48,487 of qualifying capital losses that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $23,898 and $4,788, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                  June 1, 1998* through
                                                                    December 31, 1998
                                                              -----------------------------
                                                              Class A   Class B   Class C**
                                                              -------   -------   ---------
Shares sold.................................................   1,131     1,202       --
Shares redeemed.............................................     (10)     (156)      --
                                                               -----     -----       --
Net increase................................................   1,121     1,046       --(a)
                                                               =====     =====       ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.

                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

24
-

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

                                                                              25
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

26
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                                              27
                                                                               -

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.

  [MAINSTAY FUNDS LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Growth Opportunities Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN22-02/99

  [RECYCLE LOGO]

                                              MAINSTAY GROWTH OPPORTUNITIES FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998



                                                          [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay High Yield Corporate Bond Fund
                                                              Highlights                                  3
                                                              $10,000 Invested in the MainStay High
                                                              Yield Corporate Bond Fund versus First
                                                              Boston High Yield Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Quality Breakdown                           8
                                                              Returns & Lipper Rankings                  11
                                                              Top Ten Holdings                           12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           13
                                                              Portfolio of Investments                   14
                                                              Financial Statements                       26
                                                              Notes to Financial Statements              32
                                                              Report of Independent Accountants          41
                                                              The MainStay Funds                         42

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 1999

MainStay High Yield Corporate Bond Fund Highlights

                               1998 MARKET RECAP

- The development of the high-yield bond market in Europe added new diversification opportunities for high-yield investors.

- The potential for deflation became a global theme that made it increasingly difficult for many high-yield issuers to meet earnings expectations.

- Successive financial problems in Asia, Russia, and Latin America resulted in a flight to quality that greatly increased the premium investors required to assume additional risk.

- As liquidity all but evaporated in the third quarter of 1998, lower-rated bonds traded at more attractive levels.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay High Yield Corporate Bond Fund returned 2.07% for Class A shares and 1.31% for Class B and Class C shares,(*) excluding all sales charges.

- The Fund began the year defensively positioned and underweighted in economically sensitive sectors.

- In midyear, the Fund found opportunities among lower-rated issues as reduced liquidity lowered prices, but by year end, higher-rated issues offered more appealing default-adjusted spreads.

- The Fund benefited from several bonds that were tendered away and from careful selection of securities with strong asset coverage.

- All share classes outperformed the average Lipper(*) high current yield fund, which returned -0.44% for the year.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus First Boston
High Yield Index and Inflation

CLASS A SHARES SEC Returns: 1-Year -2.52%, 5-Year 9.21%, 10-Year 10.28%

                                                   MAINSTAY HIGH YIELD       FIRST BOSTON HIGH YIELD
                                                   CORPORATE BOND FUND               INDEX*                    INFLATION(+)
                                                   -------------------       -----------------------           ------------
Year End
 12/88                                                    10000                        9550                       10000
 12/89                                                    10040                        9068                       10464
 12/90                                                     9400                        8357                       11118
 12/91                                                    13513                       11054                       11449
 12/92                                                    15766                       13447                       11788
 12/93                                                    18746                       16358                       12111
 12/94                                                    18566                       16603                       12426
 12/95                                                    21796                       19970                       12749
 12/96                                                    24501                       23231                       13171
 12/97                                                    27595                       26067                       13395
 12/98                                                    27755                       26606                       13611

CLASS B & CLASS C SHARES

Class B SEC Returns: 1-Year -3.69%, 5-Year 9.40%, 10-Year 10.52%
Class C SEC Returns: 1-Year 0.31%, 5-Year 9.68%, 10-Year 10.52%

                                                   MAINSTAY HIGH YIELD       FIRST BOSTON HIGH YIELD
                                                   CORPORATE BOND FUND               INDEX*                    INFLATION(+)
                                                   -------------------       -----------------------           ------------
Year End
 12/88                                                    10000                       10000                       10000
 12/89                                                    10040                        9496                       10464
 12/90                                                     9400                        8751                       11118
 12/91                                                    13513                       11154                       11449
 12/92                                                    15766                       14080                       11788
 12/93                                                    18746                       17129                       12111
 12/94                                                    18566                       17385                       12426
 12/95                                                    21796                       20812                       12749
 12/96                                                    24501                       24054                       13171
 12/97                                                    27595                       26833                       13395
 12/98                                                    27755                       27183                       13611

-------------
Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply to the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

As years go, 1998 was one of the most volatile in recent memory. Both the stock and bond markets were affected by a number of forces that impacted high-yield securities. While the stock market was dominated by large-cap growth stocks that soared to new highs, many smaller companies that make up the high-yield bond market suffered corrections.

A major theme that pervaded the markets in 1998 was the potential for global deflation. With low inflation, prices remained relatively stable and in some cases had to be reduced to promote sales. As a result, many corporations found it increasingly difficult to meet earnings expectations. Since corporate earnings are a primary factor influencing the high-yield market, any earnings disappointments were met with quick, negative responses from investors, underscoring the importance of careful research and credit analysis.

In the third quarter of 1998, financial problems in Asia, Russia, and Latin America, declining commodity prices, and problems at a leading hedge fund, caused a general flight to quality. The resulting decrease in prices provided attractive opportunities among lower-rated bonds. In the fourth quarter, the high-yield market experienced a substantial recovery as the Federal Reserve Board made successive moves to lower interest rates, which improved investor confidence.

During the year, a high-yield bond market emerged in developed European economies, expanding the diversification opportunities for high-yield investors.

HOW DID THE MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay High Yield Corporate Bond Fund returned 2.07% for Class A shares and 1.31% for Class B and Class C shares(*) for the year ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper high current yield fund, which returned -0.44% for the year.

WHY DID THE FUND OUTPERFORM ITS PEERS?

A variety of positive developments contributed to the Fund's outperformance. At the beginning of 1998, we had positioned the Fund defensively, in light of the difficulties in Asia, which had taken a severe toll on securities with foreign exposure in late 1997. We decided to underweight economically sensitive sectors, including paper, steel, and oil and gas. Since these sectors performed poorly, the decision had a positive impact on performance.

Throughout the year, telecommunications, which makes up a large portion of the high-yield market, simply did not fit our investment disciplines. We believed that many telecommunications issues were overpriced for the amount of risk they involved. Our decision to underweight telecommunications in the Fund proved beneficial, as the sector tended to underperform.

Of course, more important than where the Fund didn't invest was where it did. Using our careful bottom-up security selection process, we individually selected securities that we believed would

                                                                               5
INFLATION/DEFLATION
--------------------
Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods over time. When deflation occurs, the purchasing power of the dollar increases.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

HEDGE FUND
--------------------
A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

----
* Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                                Total
Year End                                                                        Return %
 12/86                                                                            5.01
 12/87                                                                            0.19
 12/88                                                                           16.89
 12/89                                                                           -5.04
 12/90                                                                           -7.85
 12/91                                                                           32.27
 12/92                                                                           21.65
 12/93                                                                           21.65
 12/94                                                                            1.50
 12/95                                                                           20.28
 12/96                                                                           16.33
 12/97                                                                           12.20
 12/98                                                                            2.07

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94.

See footnote * on page 11 for more information on performance.

CLASS B & CLASS C SHARES

                                                                                Total
Year End                                                                        Return %
 12/86                                                                            5.01
 12/87                                                                            0.19
 12/88                                                                           16.89
 12/89                                                                           -5.04
 12/90                                                                           -7.85
 12/91                                                                           32.27
 12/92                                                                           21.65
 12/93                                                                           21.65
 12/94                                                                            1.50
 12/95                                                                           19.71
 12/96                                                                           15.58
 12/97                                                                           11.55
 12/98                                                                            1.31

Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98.

See footnote * on page 11 for more information on performance.

overcompensate the Fund for the risks it would have to assume. Using this process, we were drawn throughout the year to recession-resistant industries, such as media, health care, utilities, and office properties, which had a positive impact on performance.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES DURING 1998?

One was United International Holdings, an international cable company, which we purchased for the Fund in the third quarter. The Fund already owned UIH bonds and had done a considerable amount of research on the company. The company tendered for the bonds we

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sec- tor, i.e., a fund is said to be overweighted in a sector when that por- tion of the portfolio is greater than the sec- tor's general relation- ship to the market as a whole.

BOTTOM-UP INVESTING
--------------------
Security selection based on the specific funda- mental merits of indi- vidual issues. The opposite of "top-down" investing, which starts with general economic trends, compares mar- ket sectors, and uses relative security values to narrow the range of issues to examine.

TENDER
--------------------
To offer money or goods in settlement of a prior debt or claim.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

Cable   Health Care     Cellular Telephone      Real Estate     Publishing      All Other
11.5%     6.3%               5.9%                   4.9%          4.8%            66.6%

Actual percentages will vary over time.

owned, but we felt the new issue was overpriced when it originally came to market. During the market setback in the third-quarter, however, the price of the new bonds dropped to about seventy-five cents on the dollar, which we thought was attractive. Accordingly, the Fund made a substantial purchase, and the bonds were among the Fund's top-performing securities in 1998.

Although the Fund did not emphasize telecommunications during the year, another top-performing name was Centennial Cellular. During 1998, the company was acquired and the bonds were tendered away, with a positive impact on performance.

In the fourth quarter, the Fund also purchased Centaur Funding, a preferred equity obligation of AirTouch Communications, a cellular phone company. The bonds, which were rated BBB,(+) reflected the superior value of higher-rated bonds as the high-yield market recovered. They were trading at about a 50 basis point advantage to bonds rated BB.(++) From the day we purchased the bonds for the Fund, they have been positive performers. As rumors began to circulate that AirTouch might be acquired by Bell Atlantic, they contributed positively to performance.

Another bond the Fund purchased in the second half of the year was issued by Highwoods Properties, a diversified commercial property REIT. The bonds were relatively high quality and the Fund was able to purchase them at what we believe was a very attractive price--well below where the bonds were trading earlier in the year. Although they haven't yet had any noticeable impact on performance, we believe they will perform well in 1999.

WERE THERE OTHER SIGNIFICANT PURCHASES IN THE PORTFOLIO?

We also purchased Medaphis bonds for the Fund. Medaphis provides billing services to doctors and develops software for patient scheduling and hospital applications. Unfortunately, just after we purchased the bonds for the Fund, the company missed its third-quarter earnings projections, which took a toll on performance.

REIT
--------------------
A Real Estate Investment Trust is a company that purchases and manages real estate properties for the benefit of its shareholders.

-------
(+) Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(++) Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

YIELD SPREAD
--------------------
The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as intermediate-term and short-term Treasury issues.

QUALITY BREAKDOWN AS OF 12/31/98

U.S. Government             A          BBB            BB            B          CCC          CC            D
1.8                       0.3          9.5          16.9         48.6         10.8         0.4          0.6

Cash, Equivalents & Other Assets, Less Liabilities   All Other
                6.6                                     4.5

We took another careful look at the company to determine if it still fit our process, and we believed there was very good asset value at Medaphis. The company told us they planned an asset sale, and we added to the Fund's position at much lower prices. They did make the sale, so by year end, they were flush with cash, had great liquidity, and their operating momentum appeared to be improving. Although the bonds had a negative impact on the Fund's performance in 1998, we believe they will do well going forward.

WHAT WERE SOME OF THE FUND'S MORE SIGNIFICANT SALES?

One of the Fund's casino holdings also received a tender. We bought Grand Casino bonds for the Fund in the fourth quarter, and it was tendered away from the Fund before the end of the year. Despite a short holding period, the impact on performance was positive.

Other significant sales included Viacom, Loewen Group, Inc., and Vencor. The Fund's Viacom holdings reached the Fund's price target as yield spreads tightened in the first half of the year, so we sold the Fund's position at a profit.

Loewen Group is the world's second largest publicly held funeral service and cemetery corporation in terms of revenues and assets. Through our research process, we identified potential problems at the company and spoke to management sev-eral times about them. The more we spoke with the company, the less secure we became about their understanding of the underlying economics of their business. Perceiving a risk that they would continue to miss earnings projections, we sold the Fund's position. Although the sale price was lower than the original purchase, subsequent performance proved that it was a positive decision for the Fund.

We also purchased a new issue of Vencor, a nursing home operator, but decided that a change in Medicare payment systems was likely to negatively impact the company's business. As a result, in July, we sold the Fund's position, which, like Loewen, was positive for the portfolio since the Fund was able to reinvest the assets in more productive securities.

WHICH OF THE FUND'S SECURITIES PROVIDED THE BEST PERFORMANCE IN 1998?

CD Radio is a company that plans to do for radio what satellite TV did for television. We bought their bonds for the Fund in late 1997, but during 1998 two large investors, the Bass Family and Apollo Group, infused equity into the company, lending credibility to their business plan. That strengthened the performance of the bonds, which were the best-performing assets in the Fund for the year.

WERE THERE OTHER STRONG PERFORMERS IN THE FUND'S PORTFOLIO?

Yes. The Fund had excellent success with Hutchison Whampoa, a Hong Kong conglomerate with diversified holdings in property development and investment, ports and related services, retailing and manufacturing, telecommunications and media, and infrastructure and energy. The company has excellent asset coverage, high-quality bonds, and performed well for the portfolio.

Quest Diagnostics is a health care company whose bonds showed positive performance in 1998, as the company continued to generate strong free cash flow, improving credit statistics.

WHICH OF THE FUND'S SECURITIES WERE POOR PERFORMERS IN 1998?

Northern Offshore is an oil services company whose bonds were purchased by the Fund. Within just a few months of the purchase, declining oil prices caused the company to not put a couple of their new rigs into service, which had a negative impact on bond performance. We have cut back on the Fund's position, but lost money on the sales.

Another loser was Entex, a company that distributes computers and software and provides technology consulting to corporate clients. Unfortunately, the company missed its earnings projections within two quarters of issuing its bonds, which had a negative impact on the Fund's performance. We believe the value of the consulting business alone would cover the Fund's bond investments, and management has assured us that their operating momentum is now moving in a more positive direction, so the Fund continues to hold their securities.

We already mentioned Medaphis, which also detracted from the Fund's performance in 1998.

WERE THERE ANY MAJOR SURPRISES DURING THE YEAR?

Perhaps the biggest surprise was how quickly the market reacted to potential problems. Investors used to have a buffer period to discover negatives before bond prices declined. But now, the market is becoming much more efficient at pricing negative news. We purchased Extendicare bonds for the Fund in late 1997, and early in 1998, we found that our research didn't resemble what the company had told us to expect. Fortunately, the Fund was able to sell those bonds at a profit. However, these windows of opportunity are becoming shorter as demonstrated by Medaphis, whose bonds dropped sharply immediately following their earnings warning, demonstrating that the time for processing negatives has shortened considerably.

High-yield securities run greater risks of price fluctuations, loses of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

IN WHICH SECTORS WAS THE FUND UNDERWEIGHTED AND OVERWEIGHTED IN 1998?

The Fund was overweighted in media, particularly publishing, with names like Affiliated News. The Fund was also overweighted in health care, including Medaphis, Columbia HCA, Magellan Health Services, Quest Diagnostics, and ICN. Electric utilities were also overweighted in the Fund, with positive results from several of its holdings.

During the year, the Fund also overweighted office property REITs, including Highwoods Properties and Crescent Real Estate. With the exception of Medaphis, all of these holdings had a positive impact on performance.

The Fund underweighted chemicals, paper, steel, and oil and gas throughout the year, which was positive for performance, since these sectors generally underperformed. Although some of the Fund's biggest winners were telecommunications names, the Fund benefited from its generally underweighted position in telecommunications relative to the high-yield market as a whole.

WHAT IS THE OVERALL QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT
PORTFOLIO?

As of year end, the overall credit quality of the securities in the Fund's investment portfolio was B,(sec.) but during the third quarter, we found a number of opportunities among lower-rated credits, which brought the quality of securities in the Fund's investment portfolio down to B-. In the fourth quarter, we found that default-adjusted spreads were greater in higher-rated bonds, so we made several purchases for the Fund that improved overall portfolio quality back to B.

WHAT IS A DEFAULT-ADJUSTED SPREAD?

The Fund seeks the greatest possible compensation for the level of risk it assumes. At each quality-rating level, there is a historical rate of default. When we subtract the default rate from the spread over comparable Treasury securities, we obtain what we call the default-adjusted spread. We try to emphasize securities with the widest spreads, after adjusting for the risk of default. Of course, before we invest for the Fund, we also carefully research the company, its asset coverage, free cash flow, and whether there is a compelling reason to buy the bonds.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to believe that we are in the late stages of the credit cycle and will remain alert to potential risks that may arise as a result. At year end, we found higher-rated bonds were offering higher compensation for their relative risk than other securities, but we realize that as yield spreads shift, this relationship is subject to change. We believe that any factors that influence corporate earnings will continue to influence the high-yield bond market. Whatever happens, we will continue to seek a diversified array of high-yield securities with the potential to maximize current income for the Fund's shareholders.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay Shields Financial Corporation

-------
(sec.) Debt rated B by Standard & Poor's is more vulnerable to nonpayment that obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A   2.07%   10.22%     10.79%         10.20%
    Class B   1.31%    9.68%     10.52%          9.99%
    Class C   1.31%    9.68%     10.52%          9.99%

   FUND SEC RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  -2.52%    9.21%     10.28%          9.80%
    Class B  -3.69%    9.40%     10.52%          9.99%
    Class C   0.31%    9.68%     10.52%          9.99%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                    LIFE OF FUND
                            1 YEAR       5 YEARS     10 YEARS     THROUGH 12/31/98
    Class A              75 out of         n/a          n/a             n/a
                         246 funds
    Class B              96 out of     6 out of     8 out of          9 out of
                         246 funds     87 funds     53 funds          34 funds
    Class C                  n/a           n/a          n/a             n/a
    Average Lipper high
    current yield fund      -0.44%        7.37%        9.34%           8.94%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $7.54       $0.7481      $0.0406
    Class B     $7.53       $0.6874      $0.0406
    Class C     $7.53       $0.2682      $0.0406

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of fund return is from the period of the Class B shares' initial offering through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86; Class C shares on 9/1/98.

Top 10 Holdings as of 12/31/98

HOLDING                                                                    AMOUNT
   UIH Australia/Pacific, Inc., Series D, (zero coupon), due
     5/15/06, 14.00%, beginning 5/15/01                                 $80,722,200
   Marcus Cable Operating Co., L.P., (zero coupon), due 8/1/04,
     13.50%, beginning 8/1/99                                            70,597,540
   CD Radio, Inc., (zero coupon), due 12/1/07, 15.00%,
     beginning 12/1/02                                                   65,902,900
   First Pacific Capital Ltd., 2.00%, due 3/27/02                        59,252,830
   Tokai Preferred Capital Co. L.L.C., 9.98%, due 12/29/49,
     11.0914%, beginning 6/30/08                                         56,420,300
   Crescent Real Estate Equities Co., 7.50%, due 9/15/07                 56,390,550
   Quest Diagnostics, Inc., 10.75%, due 12/15/06                         51,484,010
   FRI-MRD Corp., (zero coupon), due 1/24/02, 15.00%, beginning
     6/30/99                                                             51,020,550
   Advantica Restaurant Group, Inc., 11.25%, due 1/15/08                 44,105,914
   Centaur Funding Corp., 9.08%, Series B                                42,494,400

10 Largest Purchases for the year ended 12/31/98

   SECURITY                                                 AMOUNT OF PURCHASE
   United International Holdings, Inc., Series B,
     (zero coupon) due 2/15/08, 10.75%, beginning
     2/15/03 and Class A Common Stock                             $103,443,082
   Cendant Corp., 7.50%, due 12/1/00, 7.75%, due
     12/1/03 Common Stock, and 7.50% Preferred Stock                89,090,011
   Tokai Preferred Capital Co. L.L.C., 9.98%, due
     12/29/49 11.0914%, beginning 6/30/08                           84,449,075
   UIH Australia/Pacific, Inc., Series B, (zero
     coupon), due 5/15/06, 14.00%, beginning 5/15/01
     and Series D, (zero coupon) due 5/15/06, 14.00%,
     beginning 5/15/01                                              82,163,850
   Columbia/HCA Healthcare Corp., 7.19%, due 11/15/15,
     7.50% due 12/15/23, 7.50%, due 11/15/95, 7.58%,
     due 9/15/25, 8.85%, due 1/1/07, and Common Stock               78,821,890
   UCAR Global Enterprises, Inc., Series B, 12.00%,
     due 1/15/05                                                    75,229,920
   Highwoods Realty L.P., 8.00%, due 12/1/03, 8.125%,
     due 1/15/09, and Common Stock                                  68,743,339
   Globalstar L.P. Capital Corp., 11.50%, due 6/1/05                67,861,706
   IPC Magazines Group, PLC, (zero coupon), due
     3/15/08 10.75%, beginning 3/15/03, and 9.625%,
     due 3/15/08                                                    61,574,821
   Crescent Real Estate Equities Co., 7.50%, due
     9/15/07                                                        55,136,743

-------
This breakdown is pro- vided for informational purposes only. The Fund's holdings may change daily. A share- holder owns shares of the Fund but does not own a direct interest in any of the specific secu- rities listed. Short-term securities and U.S. government and federal agency issues are exclud- ed. See Portfolio of Investments for specific type of security held.

10 Largest Sales for the year ended 12/31/98

   SECURITY                                                   AMOUNT OF SALE
   Viacom, Inc., 6.75%, due 1/15/03, 8.00%, due 7/7/06
     and Class B Common Stock                                     $158,308,045
   United International Holdings, Inc., (zero coupon),
     due 11/15/99, Series B, (zero coupon), due
     2/15/08, 10.75% beginning 2/15/03 and Class A
     Common Stock                                                   86,458,596
   Loewen Group, Inc. (The), 6.70%, due 10/1/99 and
     Common Stock                                                   81,705,729
   UCAR Global Enterprises, Inc., Series B, 12.00%,
     due 1/15/05                                                    70,353,769
   CD Radio, Inc., (zero coupon), due 12/1/07, 15.00%
     beginning 12/1/02, Common Stock and 10.50% Series
     C Preferred Stock                                              67,219,058
   USN Communications, Inc., (zero coupon), due
     8/15/04 14.625%, beginning 8/15/00, Common Stock
     and Warrants                                                   51,473,901
   Level 3 Communications, Inc., 9.125%, due 5/1/08                 47,820,125
   SB Treasury Co. L.L.C., 9.40%, due 12/29/49,
     10.925% beginning 6/30/08                                      46,132,844
   Columbia/HCA Healthcare Corp., 7.19%, due 11/15/15,
     7.50% due 12/15/23, 7.58%, due 9/15/25, 8.85%,
     due 1/1/07, and Common Stock                                   45,054,300
   Abbey Healthcare Group, Inc., 9.50%, due 11/1/02                 43,713,221

MainStay High Yield Corporate Bond Fund

                                Principal
                                 Amount              Value
                              ---------------------------------
LONG-TERM BONDS (84.4%)(+)
ASSET-BACKED
SECURITIES (1.0%)

ELECTRIC UTILITIES (0.7%)
CMS Energy X-Tras
 Pass-Through Trust I
 7.00%, due 1/15/05.........  $   9,510,000      $    9,272,250
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02........     13,171,859          14,159,749
 Series C-94
 10.33%, due 7/23/02........      2,732,284           2,937,205
                                                 --------------
                                                     26,369,204
                                                 --------------

EQUIPMENT FINANCING (0.3%)
S-C Aircraft
 Series 1997-C
 11.00%, due 7/1/04 (c)(d)..     10,755,299          10,755,299
                                                 --------------
Total Asset-Backed
 Securities
 (Cost $37,023,228).........                         37,124,503
                                                 --------------

CONVERTIBLE BONDS (5.4%)

CELLULAR TELEPHONE (0.7%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (c)(e)..      4,600,000           4,111,250
 2.50%, due 4/11/03 (e).....     22,314,000          19,943,137
                                                 --------------
                                                     24,054,387
                                                 --------------

CONGLOMERATES (2.0%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (e).....     65,113,000          59,252,830
Hutchison Delta Finance Ltd.
 7.00%, due 11/8/02 (e).....      9,270,000          10,011,600
JG Summit (Cayman) Ltd.
 3.50%, due 12/23/03 (e)....      6,074,000           3,879,768
                                                 --------------
                                                     73,144,198
                                                 --------------

CONSTRUCTION &
ENGINEERING (0.4%)
New World Infrastructure
Ltd.
 1.00%, due 4/15/03 (e).....     15,835,000          13,459,750
                                                 --------------

HEALTH CARE (0.1%)
Sun Healthcare Group, Inc.
 6.00%, due 3/1/04 (c)......      5,895,000           3,772,800
                                                 --------------

                                Principal
                                 Amount              Value
                              ---------------------------------

MINING (0.1%)
TVX Gold, Inc.
 5.00%, due 3/28/02.........  $   3,750,000      $    2,679,375
                                                 --------------

PAPER & FOREST
PRODUCTS (0.2%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e)......      6,070,000           5,447,825
                                                 --------------

REAL ESTATE (0.0%) (b)
Paliburg International
 Finance Co.
 3.50%, due 2/6/01 (e)......        500,000             296,875
                                                 --------------

RESTAURANTS &
LODGING (0.0%) (b)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04........      1,000,000             721,250
                                                 --------------

RETAIL (0.6%)
Nine West Group, Inc.
 5.50%, due 7/15/03.........     28,189,000          22,269,310
                                                 --------------

TECHNOLOGY (1.1%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03........     50,580,000          36,923,400
 6.00%, due 12/15/03 (c)....      5,000,000           3,650,000
                                                 --------------
                                                     40,573,400
                                                 --------------

TELECOMMUNICATION
SERVICES (0.2%)
Technology Resources
 Industries Berhad
 (zero coupon), due
 10/31/04...................      5,690,000           3,584,700
 2.75%, due 11/28/04 (e)....      4,200,000           2,688,000
                                                 --------------
                                                      6,272,700
                                                 --------------
Total Convertible Bonds
 (Cost $193,090,123)........                        192,691,870
                                                 --------------

CORPORATE BONDS (62.9%)

AEROSPACE (1.5%)
DeCrane Aircraft Holdings,
 Inc.
 12.00%, due 9/30/08 (f)....          1,655           1,655,000
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06........     17,175,000          18,141,094
 9.25%, due 12/1/06.........      6,300,000           6,662,250

---------
 +  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1998

                                Principal
                                 Amount              Value
                              ---------------------------------
CORPORATE BONDS (CONTINUED)

AEROSPACE (CONTINUED)
Pacific Aerospace &
Electronics, Inc.
 11.25%, due 8/1/05 (c).....  $  16,730,000      $   13,049,400
Sequa Corp.
 8.75%, due 12/15/01........      1,742,000           1,759,420
 9.375%, due 12/15/03.......     12,100,000          12,417,625
 9.625%, due 10/15/99.......      1,000,000           1,015,300
                                                 --------------
                                                     54,700,089
                                                 --------------

AIRLINES (0.1%)
Valujet, Inc.
 10.25%, due 4/15/01........      5,750,000           3,450,000
                                                 --------------

AUTO MANUFACTURING (0.2%)
Titan Tire Corp.
 7.00%, due 2/11/00 (d).....      6,542,838           6,411,981
                                                 --------------

BANKS (3.0%)
B.F. Saul Real Estate
 Investment Trust, Series B
 9.75%, due 4/1/08..........     29,365,000          27,309,450
Fuji JGB Inv. L.L.C. Pfd.
 Series A
 9.87%, due 12/31/49
 10.8073%, beginning
 6/30/08 (c)................      5,000,000           3,700,000
Local Financial Corp.
 11.00%, due 9/8/04.........     19,985,000          20,584,550
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 7.1429%, beginning
 1/15/02 (g)................        778,200             750,008
Tokai Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(e).....................     65,605,000          56,420,300
                                                 --------------
                                                    108,764,308
                                                 --------------

BROADCAST/MEDIA (0.3%)
Paxson Communications Corp.
 11.625%, due 10/1/02.......      8,110,000           8,312,750
Spanish Broadcasting
System, Inc.
 Series B
 11.00%, due 3/15/04........      3,000,000           3,180,000
                                                 --------------
                                                     11,492,750
                                                 --------------

                                Principal
                                 Amount              Value
                              ---------------------------------

CABLE (7.9%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning
   7/15/03..................  $  74,475,000      $   32,769,000
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning
 6/15/99....................     24,049,589           2,885,951
 Series B
 (zero coupon), due 8/15/05
 14.50%, beginning
   8/15/00..................     18,038,226           1,803,823
Continental Cablevision,
 Inc.
 11.00%, due 6/1/07.........      4,070,000           4,376,654
CS Wireless Systems, Inc.
 Series B
 (zero coupon), due 3/1/06
 11.375%, beginning
   3/1/01...................     25,135,000           4,524,300
Heartland Wireless
 Communications, Inc.
 13.00%, due 4/15/03 (h)....      2,100,000             525,000
 Series D
 13.00%, due 4/15/03 (h)....      2,700,000             675,000
 Series B
 14.00%, due 10/15/04 (h)...     20,985,000           5,246,250
Marcus Cable Operating Co.
 L.P.
 (zero coupon), due 8/1/04
 13.50%, beginning 8/1/99...     70,072,000          70,597,540
NTL, Inc.
 (zero coupon), due 10/1/08
 12.375%, beginning
 10/1/03 (c)................     13,500,000           8,454,375
People's Choice TV Corp.
 (zero coupon), due 6/1/04
 13.125%, beginning
   6/1/00...................      3,500,000             630,000
Poland Communications, Inc.
 Series B
 9.875%, due 11/1/03........      6,238,000           5,458,250
Primestar, Inc.
 12.3788%, due 4/1/99
 (d)(i).....................     11,580,000           4,632,000
Supercanal Holding, S.A.
 11.50%, due 5/15/05 (c)....     19,905,000          11,943,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning
   5/15/01..................     13,800,000           7,176,000
 Series D
 (zero coupon), due 5/15/06
 14.00%, beginning
   5/15/01..................    155,235,000          80,722,200
United International
 Holdings, Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning
   2/15/03..................     73,505,000          39,692,700
                                                 --------------
                                                    282,112,043
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                Principal
                                 Amount              Value
                              ---------------------------------
CORPORATE BONDS (CONTINUED)

CASINOS (4.0%)
Argosy Gaming Co.
 13.25%, due 6/1/04.........  $   3,295,000      $    3,690,400
Circus Circus Enterprises,
 Inc.
 6.70%, due 11/15/96........      3,225,000           3,053,556
El Comandante Capital Corp.
 11.75%, due 12/15/03.......     15,130,000          13,617,000
Harrah's Operating Company,
 Inc.
 7.875%, due 12/15/05.......     25,315,000          25,595,490
Harvey Casinos Resorts
 10.625%, due 6/1/06........     13,375,000          14,445,000
Horseshoe Gaming L.L.C.
 Series B
 12.75%, due 9/30/00........     29,735,000          31,742,112
Isle of Capri Casinos, Inc.
 12.50%, due 8/1/03.........     10,745,000          11,900,088
Penn National Gaming, Inc.
 10.625%, due 12/15/04......     10,910,000          11,455,500
President Riverboat Casinos,
 Inc.
 12.00%, due 9/15/01
   (c)(d)...................     10,097,000          10,097,000
 13.00%, due 9/15/01........     20,097,000          17,283,420
Treasure Bay Gaming &
 Resorts
 10.00%, due 11/1/03........      1,909,552           1,718,596
Trump Castle Funding, Inc.
 13.875%, due 11/15/05
   (j)......................            280                 231
                                                 --------------
                                                    144,598,393
                                                 --------------

CELLULAR TELEPHONE (1.7%)
CCPR Services, Inc.
 10.00%, due 2/1/07.........     14,250,000          14,250,000
Cellco Finance N.V.
 15.00%, due 8/1/05 (c).....      3,000,000           2,580,000
Centennial Cellular Corp.
 8.875%, due 11/1/01........     17,118,000          18,145,080
 10.125%, due 5/15/05.......     15,085,000          18,856,250
 10.75%, due 12/15/08 (c)...      4,520,000           4,497,400
International Wireless
 Communications Holdings,
 Inc.
 (zero coupon), due
 8/15/01 (d)(k).............     10,000,000           1,000,000
Mobile Telecommunication
 Technologies Corp.
 13.50%, due 12/15/02.......      2,500,000           2,831,250
                                                 --------------
                                                     62,159,980
                                                 --------------

CHEMICALS (0.4%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03........     15,250,000          15,478,750
                                                 --------------

                                Principal
                                 Amount              Value
                              ---------------------------------
COMPUTERS & OFFICE
EQUIPMENT (0.2%)
American Business
 Information, Inc.
 9.50%, due 6/15/08 (c).....  $   9,595,000      $    7,867,900
                                                 --------------

CONGLOMERATES (0.8%)
Figgie International, Inc.
 9.875%, due 10/1/99........     11,750,000          12,043,750
JG Summit Holdings
 8.375%, due 3/17/04........     21,480,000          16,969,200
                                                 --------------
                                                     29,012,950
                                                 --------------

CONSTRUCTION &
ENGINEERING (0.6%)
Cathay International
 Holdings, Inc.
 13.00%, due 4/15/08
   (c)(e)...................     43,405,000          16,493,900
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c).....     13,438,000           6,181,480
                                                 --------------
                                                     22,675,380
                                                 --------------

CONSUMER DURABLES (0.7%)
Selmer Co., Inc.
 11.00%, due 5/15/05........     22,680,000          24,267,600
 11.00%, due 5/15/05 (c)....      1,500,000           1,605,000
                                                 --------------
                                                     25,872,600
                                                 --------------

CONSUMER NON-DURABLES
(0.0%) (b)
Icon Health & Fitness
 Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04
 15.00%, beginning
   11/15/99.................     13,000,000             650,000
                                                 --------------

COSMETICS (0.8%)
Jafra Cosmetics
 International, Inc.
 11.75%, due 5/1/08 (c).....     30,400,000          27,664,000
                                                 --------------

DOMESTIC OIL & GAS (2.0%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07........      6,590,000           6,029,850
Denbury Management, Inc.
 9.00%, due 3/1/08..........     15,795,000          14,215,500
Houston Exploration Co.
 (The) Series B
 8.625%, due 1/1/08.........      6,525,000           6,329,250
Husky Oil Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning
   8/15/08..................     12,800,000          12,288,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount              Value
                              ---------------------------------
CORPORATE BONDS (CONTINUED)

DOMESTIC OIL &
GAS (CONTINUED)
KCS Energy, Inc.
 8.875%, due 1/15/08........  $   1,625,000      $      942,500
Queens Sand Resources, Inc.
 12.50%, due 7/1/08.........     24,105,000          17,355,600
Stone Energy Corp.
 8.75%, due 9/15/07.........      4,835,000           4,689,950
Vintage Petroleum, Inc.
 8.625%, due 2/1/09.........      6,930,000           6,514,200
 9.00%, due 12/15/05........      4,590,000           4,452,300
                                                 --------------
                                                     72,817,150
                                                 --------------

DRUGS (0.8%)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c)....     28,955,000          29,244,550
                                                 --------------

ELECTRIC UTILITIES (0.4%)
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11........     15,800,000          15,721,000
                                                 --------------

ENERGY (1.0%)
Conproca, S.A.
 12.00%, due 6/16/10
   (c)(e)...................     38,720,000          36,396,800
                                                 --------------

FINANCE (0.9%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06.........     18,405,000          18,036,900
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (h).....     57,665,000           8,649,750
ContiFinancial Corp.
 7.50%, due 3/15/02.........        800,000             544,000
 8.375%, due 8/15/03........      6,000,000           4,020,000
                                                 --------------
                                                     31,250,650
                                                 --------------
FINANCIAL SERVICES (0.4%)
Primark Corp.
 9.25%, due 12/15/08 (c)....     13,500,000          13,567,500
                                                 --------------

FOOD, BEVERAGES &
TOBACCO (0.8%)
Colorado Prime Corp.
 12.50%, due 5/1/04.........     22,980,000           9,192,000
Standard Commercial Corp.
 8.875%, due 8/1/05.........     17,195,000          16,507,200

                                Principal
                                 Amount              Value
                              ---------------------------------
FOOD, BEVERAGES & TOBACCO
 (CONTINUED)
Tingyi (Cayman Islands)
 Holdings Corp.
 6.613%, due
 11/29/99 (e)(i)............  $   5,000,000      $    4,200,000
                                                 --------------
                                                     29,899,200
                                                 --------------

HEALTH CARE (5.9%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02.........        590,000             581,150
Columbia/HCA Healthcare
 Corp.
 7.50%, due 11/15/95........     46,020,000          40,058,155
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08........      9,830,000           8,552,100
Global Health Sciences, Inc.
 11.00%, due 5/1/08.........     14,050,000           9,273,000
Magellan Health Services,
 Inc.
 9.00%, due 2/15/08.........     26,905,000          23,945,450
Medaphis Corp.
 9.50%, due 2/15/05.........     52,236,000          40,744,080
MedPartners, Inc.
 7.375%, due 10/1/06........     34,946,000          28,568,355
Quest Diagnostics, Inc.
 10.75%, due 12/15/06.......     46,174,000          51,484,010
Sun Healthcare Group, Inc.
 9.375%, due 5/1/08 (c).....      5,045,000           4,036,000
 Series B
 9.50%, due 7/1/07..........      3,865,000           3,130,650
                                                 --------------
                                                    210,372,950
                                                 --------------

HOUSING (1.2%)
Greystone Homes, Inc.
 10.75%, due 3/1/04.........     39,914,000          42,109,270
UDC Homes, Inc.
 Series C
 (zero coupon)
 due 11/1/00 (a)(k)(w)......        108,500                  11
                                                 --------------
                                                     42,109,281
                                                 --------------

INDUSTRIAL (0.2%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06
   (c)(e)...................      2,105,000           2,126,050
Interlake Corp.
 12.00%, due 11/15/01.......      2,930,000           3,091,150
Thermadyne Holdings Corp.
 9.875%, due 6/1/08.........      1,745,000           1,587,950
                                                 --------------
                                                      6,805,150
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                Principal
                                 Amount              Value
                              ---------------------------------
CORPORATE BONDS (CONTINUED)

INSURANCE (0.1%)
Superior National Capital
 Trust I
 10.75%, due 12/1/17 (l)....  $   4,600,000      $    4,554,000
                                                 --------------

LEISURE (0.5%)
Bally Total Fitness Holding
 Corp.
 Series B
 9.875%, due 10/15/07.......     11,883,000          11,645,340
 9.875%, due 10/15/07 (c)...      6,035,000           5,914,300
                                                 --------------
                                                     17,559,640
                                                 --------------

MEDIA (2.4%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning
 12/1/02....................    106,295,000          65,902,900
Fox/Liberty Networks L.L.C.
 (zero coupon), due 8/15/07
 9.75%, beginning 8/15/02...     13,225,000           8,993,000
Maxwell Communications
 Corp., PLC
 Facility A (a)(h)(k)(m)....      9,973,584             797,887
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)....      5,800,000           1,421,000
Tri-State Outdoor Media
 11.00%, due 5/15/08........      3,000,000           2,985,000
Young America Corp.
 Series B
 11.625%, due 2/15/06.......     12,150,000           5,710,500
                                                 --------------
                                                     85,810,287
                                                 --------------

MEDICAL EQUIPMENT (0.2%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning
 8/1/03 (c).................      9,800,000           5,341,000
                                                 --------------

MINING (0.9%)
Great Central Mines Ltd.
 8.875%, due 4/1/08.........     30,897,000          30,897,000
                                                 --------------

OIL SERVICES (0.8%)
Grey Wolf, Inc.
 8.875%, due 7/1/07.........      3,795,000           2,808,300
Northern Offshore ASA
 10.00%, due 5/15/05 (c)....     26,810,000          13,941,200
Pool Energy Services Co.
 Series B
 8.625%, due 4/1/08.........      3,000,000           2,835,000

                                Principal
                                 Amount              Value
                              ---------------------------------
OIL SERVICES (CONTINUED)
R&B Falcon Corp.
 9.50%, due 12/15/08 (c)....  $   9,260,000      $    9,260,000
                                                 --------------
                                                     28,844,500
                                                 --------------

PAPER & FOREST
PRODUCTS (0.5%)
Gaylord Container Corp.
 Series B
 9.375%, due 6/15/07........      5,900,000           5,074,000
SD Warren Co.
 Series B
 12.00%, due 12/15/04.......     12,095,000          13,168,431
                                                 --------------
                                                     18,242,431
                                                 --------------

PUBLISHING (2.0%)
Affiliated Newspapers
 Investments, Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99...     23,872,000          24,588,160
Garden State Newspapers,
 Inc.
 12.00%, due 7/1/04.........      8,515,000           9,323,925
General Media, Inc.
 10.625%, due 12/31/00......     41,695,000          36,691,600
                                                 --------------
                                                     70,603,685
                                                 --------------

REAL ESTATE (4.2%)
Crescent Real Estate
 Equities Co.
 7.50%, due 9/15/07.........     60,635,000          56,390,550
EOP Operating L.P.
 6.763%, due 6/15/07........      7,150,000           7,047,255
 7.25%, due 2/15/18.........      4,785,000           4,450,050
Glenborough Properties L.P.
 7.625%, due 3/15/05........      9,045,000           8,669,614
Highwoods Realty L.P.
 8.00%, due 12/1/03.........     27,375,000          27,580,312
 8.125%, due 1/15/09........     21,210,000          20,997,900
LNR Property Corp.
 9.375%, due 3/15/08........     19,830,000          19,036,800
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02.........      7,515,000           7,022,151
Olympia & York Maiden
 Lane Finance Corp.
 10.375%, due 12/31/49
 (a)(e)(h)(k)...............          4,000               2,800
                                                 --------------
                                                    151,197,432
                                                 --------------

RECREATION &
ENTERTAINMENT (0.6%)
Affinity Group Holding, Inc.
 11.00%, due 4/1/07.........      2,935,000           3,037,725

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount              Value
                              ---------------------------------
CORPORATE BONDS (CONTINUED)

RECREATION & ENTERTAINMENT
 (CONTINUED)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05
   (h)(k)...................  $  42,087,000      $      420,870
Hollywood Entertainment
 Corp.
 Series B
 10.625%, due 8/15/04.......     16,920,000          17,258,400
                                                 --------------
                                                     20,716,995
                                                 --------------

RESTAURANTS & LODGING (3.2%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08........     43,777,582          44,105,914
Extended StayAmerica, Inc.
 9.15%, due 3/15/08.........      3,700,000           3,478,000
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 14.00%, beginning 7/31/99
 (c)(d).....................     19,000,000          17,385,000
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(d).....................     53,990,000          51,020,550
                                                 --------------
                                                    115,989,464
                                                 --------------

RETAIL (0.1%)
K Mart Corp.
 8.375%, due 7/1/22.........      3,779,000           3,887,340
                                                 --------------

SPECIALIZED SERVICES (1.7%)
Cendant Corp.
 7.50%, due 12/1/00.........     18,560,000          18,714,178
 7.75%, due 12/1/03.........     41,495,000          42,214,523
                                                 --------------
                                                     60,928,701
                                                 --------------

STEEL, ALUMINUM & OTHER
METALS (2.6%)
Easco Corp.
 Series B
 10.00%, due 3/15/01........     20,150,000          20,351,500
GS Technologies Operating
 Co.
 12.00%, due 9/1/04.........     14,860,000          10,067,650
 12.25%, due 10/1/05........     19,240,000          12,890,800
LTV Corp. (The)
 8.20%, due 9/15/07.........      2,573,000           2,328,565
Republic Engineered Steels,
 Inc.
 9.875%, due 12/15/01.......     19,530,000          19,969,425
Schuff Steel Co.
 10.50%, due 6/1/08.........      3,145,000           2,736,150
UCAR Global Enterprises,
 Inc.
 Series B
 12.00%, due 1/15/05........     18,667,000          19,600,350

                                Principal
                                 Amount              Value
                              ---------------------------------
STEEL, ALUMINUM & OTHER
 METALS (CONTINUED)
WCI Steel, Inc.
 Series B
 10.00%, due 12/1/04........  $   4,075,000      $    4,044,438
                                                 --------------
                                                     91,988,878
                                                 --------------

TECHNOLOGY (1.2%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00...     10,000,000           3,600,000
Entex Information Services,
 Inc.
 12.50%, due 8/1/06 (c).....     17,355,000          11,974,950
Metawave Communications
 Corp.
 13.75%, due 4/28/00
 (d)(g)(i)..................      9,479,813           9,479,813
Samsung Electronics America,
 Inc.
 9.75%, due 5/1/03 (c)......     13,400,000          12,864,000
Unisys Corp.
 11.75%, due 10/15/04.......      5,500,000           6,380,000
                                                 --------------
                                                     44,298,763
                                                 --------------

TELECOMMUNICATION
SERVICES (3.9%)
Globalstar L.P. Capital
 Corp.
 11.50%, due 6/1/05.........     48,405,000          36,545,775
HighwayMaster
 Communications, Inc.
 Series B
 13.75%, due 9/15/05........     27,095,000           8,670,400
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (n).....         20,340          15,153,300
Impsat Corp.
 12.375%, due 6/15/08.......     10,000,000           8,200,000
Orion Network System, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning
 1/15/02....................     27,860,000          17,412,500
 11.25%, due 1/15/07........     12,010,000          11,769,800
Protection One Alarm
 Monitoring, Inc.
 13.625%, due 6/30/05.......      8,000,000           9,120,000
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.......     12,820,000          12,916,150
Telehub Communication Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01
 (c)(o).....................         33,715          20,229,000
                                                 --------------
                                                    140,016,925
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                    Principal
                                                     Amount              Value
                                                  ---------------------------------
CORPORATE BONDS (CONTINUED)

TEXTILE & APPAREL (0.4%)
Norton McNaughton, Inc.
 12.50%, due 6/1/05.........                      $  16,975,000      $   14,428,750
TPE International Finance
 Co. B.V.
 8.21%, due 5/15/02
   (e)(i)...................                          4,800,000           1,488,000
                                                                     --------------
                                                                         15,916,750
                                                                     --------------

TRANSPORTATION (1.8%)
Cenargo International, PLC
 9.75%, due 6/15/08 (c).....                         17,065,000          16,403,731
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07.........                          1,000,000             790,000
Pacific & Atlantic
 (Holdings) Inc.
 11.50%, due 5/30/08........                         26,840,000          18,788,000
Pegasus Shipping (Hellas)
 Ltd.
 11.875%, due 11/15/04......                         31,390,000          27,623,200
                                                                     --------------
                                                                         63,604,931
                                                                     --------------
Total Corporate Bonds
 (Cost $2,471,733,265)......                                          2,261,494,077
                                                                     --------------

FOREIGN BONDS (3.0%)
CELLULAR TELEPHONE (0.2%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.625%, beginning 6/1/03
 (c)........................                      ECU 25,040,000          8,821,354
                                                                     --------------
MEDIA (0.0%) (B)
Maxwell Communications
 Corp., PLC
 Facility B (a)(h)(k)(m)....          Pound Sterling  1,131,066             150,550
                                                                     --------------

MINING (0.1%)
Greenstone Resources Ltd.
 9.00%, due 2/28/02.........                      C$  6,000,000           2,558,691
                                                                     --------------

PUBLISHING (2.7%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning
   3/15/03..................          Pound Sterling 44,235,000          38,639,295
 9.625%, due 3/15/08........                         13,970,000          20,338,003

                                                    Principal
                                                     Amount              Value
                                                  ---------------------------------
PUBLISHING (CONTINUED)
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning
 7/1/03 (c).................          Pound Sterling 43,075,000      $   39,417,749
                                                                     --------------
                                                                         98,395,047
                                                                     --------------
Total Foreign Bonds
 (Cost $116,364,773)........                                            109,925,642
                                                                     --------------

LOAN ASSIGNMENTS &
PARTICIPATIONS (2.1%)

AUTO PARTS (0.1%)
Global Motorsport Group,
 Inc.
 Bank debt
 Term B
 8.991%, due 12/15/05
   (d)(i)...................                      $   5,000,000           5,000,000
                                                                     --------------

CHEMICALS (0.4%)
Kronos International, Inc.
 Bank debt
 6.0905%, due 9/15/99
 (d)(i)(m)..................                      DM 14,413,598           8,588,794
 Bank debt
 6.0905%, due 9/15/00
 (d)(i)(m)..................                         10,761,088           6,412,332
                                                                     --------------
                                                                         15,001,126
                                                                     --------------

CONGLOMERATES (0.3%)
First Pacific Capital Ltd.
 Bank debt
   7.625%, due 1/23/00
   (d)(i)...................                      $  10,160,000           9,347,200
                                                                     --------------

CONSUMER SERVICES (0.3%)
Norwood Promotional
 Products, Inc.
 Bank debt
 Tranche B
 8.48%, due 10/30/04
 (d)(i)(m)..................                          8,700,000           8,700,000
                                                                     --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       Principal
                                                        Amount              Value
                                                     ---------------------------------
LOAN ASSIGNMENTS &
 PARTICIPATIONS (CONTINUED)
FOOD, BEVERAGES & TOBACCO (0.2%)
Domino's Pizza, Inc.
 Bank debt
 Tranche B
 8.75%, due 12/31/06
 (d)(i)(m)..................            $                4,925,000      $    4,925,000
 Bank debt
 Tranche C
 9.00%, due 12/31/07
 (d)(i)(m)..................                             4,925,000           4,925,000
                                                                        --------------
                                                                             9,850,000
                                                                        --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt
 Term E
 8.8125%, due 10/1/03
   (d)(i)...................                             4,136,769           4,095,401
                                                                        --------------

RECREATION & ENTERTAINMENT (0.3%)
Affinity Group, Inc.
 Bank debt
 Tranche B
 9.025%, due 6/30/06
 (d)(i)(m)..................                             8,700,000           8,700,000
                                                                        --------------

TRANSPORTATION (0.4%)
Eurotunnel
 Bank debt
 Tier One
 5.28%, due 4/9/04
 (d)(i)(m)..................                         FF 36,000,000           5,477,785
 Bank debt
 Tranche H2
 6.2625%, due 2/1/06
 (d)(i)(m)..................                            15,122,553           2,710,511
 Bank debt
 Tranche G2
 9.0625%, due 2/1/06
 (d)(i)(m)..................          Pound Sterling     2,120,438           3,532,417
 Bank debt
 Tranche G2
 9.125%, due 2/1/06
 (d)(i)(m)..................                             1,734,904           2,890,159
                                                                        --------------
                                                                            14,610,872
                                                                        --------------
Total Loan Assignments &
 Participations
 (Cost $72,655,914).........                                                75,304,599
                                                                        --------------

                                Principal
                                 Amount              Value
                              ---------------------------------
U.S. GOVERNMENT (1.8%)

UNITED STATES TREASURY
NOTE (1.8%)
 5.50%, due 8/15/28 (z).....  $  61,000,000      $   63,849,920
                                                 --------------
Total U.S. Government
 (Cost $65,250,469).........                         63,849,920
                                                 --------------

YANKEE BONDS (8.2%)

AIRLINES (0.1%)
Canadian Airlines Corp.
 12.25%, due 8/1/06.........      5,000,000           3,400,000
                                                 --------------

BROADCAST/MEDIA (0.3%)
TV Azteca, S.A. de C.V.
 Series B
 10.50%, due 2/15/07........     13,910,000          11,440,975
                                                 --------------

CABLE (2.7%)
Australis Holdings Pty Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning
 11/1/00....................     10,074,000             478,515
CF Cable TV, Inc.
 11.625%, due 2/15/05.......      6,750,000           7,492,500
Comcast UK Cable Partners
 Ltd.
 (zero coupon), due 11/15/07
 11.20%, beginning
 11/15/00...................     23,175,000          19,235,250
Kabelmedia Holding GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning
 8/1/01.....................     26,504,000          22,263,360
Le Groupe Videotron Ltee
 10.625%, due 2/15/05.......     30,280,000          32,740,250
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03....     10,000,000           6,075,000
Rogers Cablesystems Ltd.
 10.125%, due 9/1/12........      7,715,000           8,486,500
                                                 --------------
                                                     96,771,375
                                                 --------------

CELLULAR TELEPHONE (2.0%)
Millicom International
 Cellular S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01...     41,160,000          29,120,700
Occidente y Caribe Celular,
 S.A.
 Series B
 (zero coupon), due 3/15/04
 14.00%, beginning
 3/15/01....................     19,365,000          14,330,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                Principal
                                 Amount              Value
                              ---------------------------------
YANKEE BONDS (CONTINUED)

CELLULAR TELEPHONE
 (CONTINUED)
Rogers Cantel, Inc.
 8.30%, due 10/1/07.........  $  17,000,000      $   17,085,000
 9.375%, due 6/1/08.........     10,000,000          10,550,000
                                                 --------------
                                                     71,085,800
                                                 --------------

CHEMICALS (0.7%)
Marsulex, Inc.
 9.625%, due 7/1/08.........      6,355,000           6,513,875
Octel Developments, PLC
 10.00%, due 5/1/06.........     19,060,000          20,013,000
                                                 --------------
                                                     26,526,875
                                                 --------------
MEDIA (0.4%)
Rogers Communications, Inc.
 8.875%, due 7/15/07........     12,185,000          12,550,550
                                                 --------------

MINING (0.2%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27.........     14,915,000           8,054,100
                                                 --------------
PAPER & FOREST
PRODUCTS (0.4%)
Stone Container Finance
 Company of Canada
 11.50%, due 8/15/06 (c)....     13,625,000          14,084,844
                                                 --------------

STEEL, ALUMINUM & OTHER
METALS (1.0%)
Ivaco, Inc.
 11.50%, due 9/15/05........     37,636,000          37,636,000
                                                 --------------

TESTING SERVICES (0.1%)
Intertek Testing Services
 Ltd.
 12.00%
 due 11/1/07 (c)(d)(j)......      5,071,990           4,780,350
                                                 --------------

TRANSPORTATION (0.3%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06........     32,256,000           9,999,360
                                                 --------------
Total Yankee Bonds
 (Cost $327,410,481)........                        296,330,229
                                                 --------------
Total Long-Term Bonds
 (Cost $3,283,528,253)......                      3,036,720,840
                                                 --------------

                                 Shares              Value
                              ---------------------------------
COMMON STOCKS (3.6%)
APPLIANCES &
FURNITURE (0.0%) (b)
Central Rents, Inc.
 (a)(c).....................         10,500      $      420,000
                                                 --------------

BANKS (0.1%)
Kookmin Bank GDR (p)........        351,174           2,844,509
                                                 --------------

BUSINESS SERVICES (0.0%) (b)
Iron Mountain, Inc. (a).....          4,869             175,588
                                                 --------------

CABLE (0.8%)
CS Wireless Systems, Inc.
 (a)(c).....................          5,180                  52
United International
 Holdings, Inc.
 Class A (a)................      1,441,800          27,754,650
                                                 --------------
                                                     27,754,702
                                                 --------------

CASINOS (0.4%)
Equus Gaming Co. L.P. Class
 A..........................        114,320             100,030
Grand Casinos, Inc. (a).....        358,900           2,893,631
Harrah's Entertainment, Inc.
 (a)........................        591,400           9,277,589
Isle of Capri Casinos, Inc.
 (a)........................        207,925             825,202
Louisiana Casino Cruises,
 Inc. (a)...................         12,000             324,000
                                                 --------------
                                                     13,420,452
                                                 --------------

CELLULAR TELEPHONE (0.1%)
Celcaribe, S.A. (a)(c)......        751,212           1,502,424
Tele Sudeste Celular
 Participacoes S.A. ADR
 (a)(q).....................         15,597             322,663
Telesp Celular Participacoes
 S.A. ADR (a)(q)............         31,194             545,895
                                                 --------------
                                                      2,370,982
                                                 --------------

DOMESTIC OIL & GAS (0.2%)
Union Pacific Resources
 Group, Inc.................        704,775           6,387,023
                                                 --------------

FOOD, BEVERAGES &
TOBACCO (0.2%)
Dr. Pepper Bottling
 Holdings, Inc.
 Class A (a)................        200,000           6,000,000
TLC Beatrice International
 Holdings Inc. (a)..........         25,000           1,250,000
                                                 --------------
                                                      7,250,000
                                                 --------------

GAS UTILITIES (0.3%)
KeySpan Energy..............        282,800           8,766,800
UGI Corp....................        140,100           3,327,375
                                                 --------------
                                                     12,094,175
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Shares              Value
                              ---------------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE (0.3%)
Beverly Enterprises, Inc.
 (a)(y).....................        312,000      $    2,106,000
General Healthcare Group
 Ltd. (a)(r)................            821              40,980
Quest Diagnostics, Inc.
 (a)........................        573,900          10,222,594
                                                 --------------
                                                     12,369,574
                                                 --------------
MEDIA (0.0%) (b)
Rogers Communications, Inc.
 Class B (a)(s).............        243,675           2,165,471
                                                 --------------

OIL SERVICES (0.0%) (b)
R&B Falcon Corp. (a)........        127,305             962,744
                                                 --------------

PAPER & FOREST
PRODUCTS (0.2%)
Sappi Ltd...................        999,100           3,766,607
TimberWest Forest Corp.
 (s)(x).....................        423,000           2,464,746
                                                 --------------
                                                      6,231,353
                                                 --------------

PUBLISHING (0.1%)
Affiliated Newspapers
 Investments, Inc. (a)......         28,000           3,080,000
                                                 --------------
REAL ESTATE (0.3%)
Highwoods Properties,
 Inc........................        435,700          11,219,275
                                                 --------------
RECREATION &
ENTERTAINMENT (0.3%)
Alliance Entertainment Corp.
 (a)........................        596,747           2,983,735
Loews Cineplex Entertainment
 Corp. (a)..................        640,000           6,480,000
                                                 --------------
                                                      9,463,735
                                                 --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 Series B (a)...............         43,750              43,750
                                                 --------------

STEEL, ALUMINUM & OTHER
METALS (0.2%)
Placer Dome, Inc............        560,000           6,440,000
                                                 --------------
TELECOMMUNICATION
SERVICES (0.1%)
Embratel Participacoes S.A.
 ADR (a)(q).................         77,985           1,086,916
Rocky Mountain Internet,
 Inc. (a)...................         21,000             265,125
Tele Centro Sul
 Participacoes S.A. ADR
 (a)(q).....................         15,597             651,175
Tele Norte Leste
 Participacoes S.A. ADR
 (a)(q).....................         77,985             969,938

                                 Shares              Value
                              ---------------------------------
TELECOMMUNICATION SERVICES
(CONTINUED)
Telesp Participacoes S.A.
 ADR (a)(q).................         77,985      $    1,725,418
                                                 --------------
                                                      4,698,572
                                                 --------------

TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America,
 Inc. (a)...................         17,400             696,000
                                                 --------------
Total Common Stocks
 (Cost $124,473,537)........                        130,087,905
                                                 --------------

PREFERRED STOCKS (4.5%)

BANKS (0.2%)
California Federal Preferred
 Capital Corp.
 9.125%, Series A...........        210,000           5,315,625
                                                 --------------

BROADCAST/MEDIA (2.0%)
Paxson Communications Corp.
 12.50% (j).................         42,958          39,091,780
Spanish Broadcasting System,
 Inc.
 14.25% (c)(j)..............         31,249          32,186,470
 14.25% (j).................          1,836           1,891,080
                                                 --------------
                                                     73,169,330
                                                 --------------

CELLULAR TELEPHONE (1.2%)
Centaur Funding Corp.
 9.08%, Series B (c)........         40,860          42,494,400
                                                 --------------

EQUIPMENT FINANCING (0.6%)
GPA Group, PLC (a)(d).......     41,600,000          21,632,000
                                                 --------------

PAPER & FOREST
PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(d)(s)...        219,308           3,444,535
                                                 --------------

REAL ESTATE (0.4%)
Crown American Realty Trust
 11.00%, Series A...........        294,930          14,414,704
                                                 --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 $0.056, Series A (j).......          2,297               1,148
                                                 --------------
Total Preferred Stocks
 (Cost $153,998,096)........                        160,471,742
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 Shares              Value
                              ---------------------------------
WARRANTS (0.9%)

BROADCAST/MEDIA (0.7%)
Spanish Broadcasting System,
 Inc.
 expire 6/30/99 (a)(c)(t)...         19,780      $    4,153,800
 expire 6/30/99 (a)(u)......         44,150          21,633,500
                                                 --------------
                                                     25,787,300
                                                 --------------

CABLE (0.1%)
@Entertainment, Inc.
 expire 7/15/08 (a)(c)......        297,900             744,750
People's Choice TV Corp.
 expire 6/1/00 (a)..........            300                   3
Supercanal Holding, S.A.
 Series A
 expire 11/14/99
 (a)(c)(d)..................      6,822,324             955,125
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a).........         24,315              24,315
United International
 Holdings, Inc.
 expire 11/15/99 (a)........         20,834             312,510
                                                 --------------
                                                      2,036,703
                                                 --------------
CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c)...          5,500                  55
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)..........         36,808              36,808
                                                 --------------
                                                         36,863
                                                 --------------

CELLULAR
TELEPHONE (0.0%) (b)
Nextel Communications, Inc.
 Series C
 expire 4/25/99 (a).........          3,500                  35
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)......        105,840             793,800
                                                 --------------
                                                        793,835
                                                 --------------

CONGLOMERATES (0.0%) (b)
IFA Capital, Inc.
 Series H expire 11/14/99
 (a)(c).....................          8,000                  80
                                                 --------------

FOOD, BEVERAGES, &
TOBACCO (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).....         18,825             188,250
                                                 --------------

HOUSEHOLD
PRODUCTS (0.0%) (b)
Chattem, Inc.
 expire 6/17/99 (a)(c)......          9,500             532,000
                                                 --------------

                                 Shares              Value
                              ---------------------------------

POLLUTION &
RELATED (0.0%) (b)
ICF Kaiser International,
 Inc.
 expire 12/31/99 (a)........         28,000      $          280
                                                 --------------

PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)........         34,486                 345
                                                 --------------

TECHNOLOGY (0.1%)
Metawave Communications
 Corp.
 expire 4/28/00 (a)(d)......        164,401           1,150,807
                                                 --------------

TELECOMMUNICATION
SERVICES (0.0%) (b)
HighwayMaster
 Communications, Inc.
 expire 9/15/05 (a)(c)......         27,095                 271
                                                 --------------

TESTING SERVICES (0.0%) (b)
Intertek Testing Services
 Ltd.
 expire 12/31/99 (a)(d).....            691             221,120
                                                 --------------

TRANSPORTATION (0.0%) (b)
Ermis Maritime Holdings Ltd.
 expire 3/15/03 (a).........         25,910              77,730
                                                 --------------
Total Warrants
 (Cost $10,176,267).........                         30,825,584
                                                 --------------

                                Principal
                                 Amount
                              -------------
SHORT-TERM
INVESTMENTS (5.0%)

COMMERCIAL PAPER (4.6%)
American Express Credit
 Corp.
 5.85%, due 1/5/99..........  $  15,000,000          14,990,250
Associates Corp. Of North
 America
 5.08%, due 1/4/99..........     15,265,000          15,258,538
Ford Motor Credit Co.
 5.62%, due 1/7/99..........     30,000,000          29,971,900
Halifax, PLC
 5.61%, due 1/5/99..........     30,000,000          29,981,300
 5.65%, due 1/5/99..........     30,000,000          29,981,167
Norwest Financial Inc.
 5.51%, due 1/29/99.........     33,035,000          32,893,427
Wells Fargo & Co.
 5.40%, due 1/19/99.........     14,505,000          14,465,836
                                                 --------------
Total Commercial Paper
 (Cost $167,542,418)........                        167,542,418
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount              Value
                              ---------------------------------
SHORT-TERM INVESTMENTS
(CONTINUED)

REPURCHASE AGREEMENT (0.2%)
State Street Corp.
 4.25%, due 1/4/99 with a
 maturity value of
 $6,002,833 (Collateralized
 by $5,530,000 U.S. Treasury
 Note 7.875%, due 8/15/01
 market value --
 $6,124,475)................  $   6,000,000      $    6,000,000
                                                 --------------
Total Repurchase Agreement
 (Cost $6,000,000)..........                          6,000,000
                                                 --------------

SHORT-TERM BONDS (0.0%) (b)
TEXTILE & APPAREL (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/98
 (c)(h)(v)..................        800,000             144,000
                                                 --------------
Total Short-Term Bonds
 (Cost $656,350)............                            144,000
                                                 --------------

SHORT-TERM
 LOAN ASSIGNMENT (0.2%)
FOOD, BEVERAGES &
TOBACCO (0.2%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Bank debt
 9.479%, due 8/1/98
 (d)(h)(v)..................     15,750,000           6,457,500
                                                 --------------
Total Short-Term Loan
 Assignment
 (Cost $13,013,125).........                          6,457,500
                                                 --------------
Total Short-Term Investments
 (Cost $187,211,893)........                        180,143,918
                                                 --------------
Total Investments
 (Cost $3,759,388,046)
 (aa).......................           98.4%      3,538,249,989(bb)
Cash and Other Assets,
 Less Liabilities...........            1.6          59,344,415
                                       ----      --------------
Net Assets..................          100.0%     $3,597,594,404
                                      =====      ==============

-------

  (a)  Non-income producing security.
  (b)  Less than one tenth of a percent.
  (c)  May be sold to institutional investors only.
  (d)  Restricted security.
  (e)  Euro-Dollar bond.
  (f) 1,655 Units -- each unit reflects $1,000 principal amount of 12.00% Senior Subordinated Notes plus 1 warrant to acquire 1.55 shares of common stock at $35.65 per share at a future date.
  (g) CIK ("Cash in Kind")-interest or dividend payment is made with cash or additional securities.
  (h)  Issue in default.
  (i) Floating rate. Rate shown is the rate in effect at December 31, 1998.
  (j) PIK ("Payment in Kind")-interest or dividend payment is made with additional securities.
  (k)  Issuer in bankruptcy.
  (l) 10.75% Trust Preferred Securities. The Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds there-of in an equivalent amount of 10.75% Senior Subordinated Notes due 2017 of the Superior National Insurance Group, Inc.
  (m)  Multiple tranche facilities.
  (n) 20,340 Units -- each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
  (o) 33,715 Units -- each unit reflects $1,000 principal amount of 0%/13.875% Senior Discounted Notes plus warrants to acquire 8% of the company 's common stock at a future date.
  (p)  GDR -- Global Depository Receipt.
  (q)  ADR -- American Depository Receipt.
  (r)  British security.
  (s)  Canadian security.
  (t)  Each warrant entitles the holder thereof to purchase
       0.428 shares of the Company 's Class A common stock, par value $0.01 per share.
  (u)  Each warrant entitles the holder thereof to purchase 1 share of the Company 's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
  (v) The company defaulted on the payment of principal to its creditors on maturity date.
  (w)  Fair valued security.
  (x) Stapled Unit -- each unit consists of 1 common share, 100 preferred shares and 1 Subordinated Note receipt.
  (y) Segregated as collateral for forward foreign currency contracts.
  (z) Partially segregated as collateral for loan participations.
 (aa) The cost for Federal income tax purposes is $3,764,483,183.
 (bb)  At December 31, 1998, net unrealized depreciation was
       $226,233,194 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $122,666,417 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $348,899,611.
  (L)  Security denominated in British Pound Sterling.
 (C$)  Security denominated in Canadian Dollar.
(ECU)  Security denominated in European Currency Unit.
 (FF)  Security denominated in French Franc.
 (DM)  Security denominated in German Deutsche Mark.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $3,759,388,046)...........................................       $3,538,249,989
Cash........................................................              534,505
Deposit with broker.........................................            3,067,702
Receivables:
  Dividends and interest....................................           59,305,170
  Investment securities sold................................           10,835,471
  Fund shares sold..........................................            7,397,649
Unrealized appreciation on forward foreign currency
  contracts.................................................            1,815,097
                                                                   --------------
        Total assets........................................        3,621,205,583
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            8,887,799
  Investment securities purchased...........................            6,012,500
  NYLIFE Distributors.......................................            2,893,413
  MainStay Management.......................................            1,745,901
  Transfer agent............................................              372,778
  Custodian.................................................               34,620
  Trustees..................................................               27,783
Accrued expenses............................................              654,626
Unrealized depreciation on forward foreign currency
  contracts.................................................            2,981,759
                                                                   --------------
        Total liabilities...................................           23,611,179
                                                                   --------------
Net assets..................................................       $3,597,594,404
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      368,739
  Class B...................................................            4,393,893
  Class C...................................................               13,310
Additional paid-in capital..................................        3,852,664,387
Accumulated distribution in excess of net investment
  income....................................................           (3,671,347)
Accumulated distribution in excess of net realized gain on
  investments...............................................          (33,785,597)
Net unrealized depreciation on investments..................         (221,138,057)
Net unrealized depreciation on foreign currency and forward
  foreign currency contracts................................           (1,250,924)
                                                                   --------------
Net assets..................................................       $3,597,594,404
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  278,180,638
                                                                   ==============
Shares of beneficial interest outstanding...................           36,873,889
                                                                   ==============
Net asset value per share outstanding.......................       $         7.54
Maximum sales charge (4.50% of offering price)..............                 0.36
                                                                   --------------
Maximum offering price per share outstanding................       $         7.90
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,309,388,909
                                                                   ==============
Shares of beneficial interest outstanding...................          439,389,326
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.53
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   10,024,857
                                                                   ==============
Shares of beneficial interest outstanding...................            1,330,953
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.53
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  13,532,549
  Interest (b)..............................................    371,100,885
                                                              -------------
    Total income............................................    384,633,434
                                                              -------------
Expenses:
  Distribution--Class B.....................................     25,681,731
  Distribution--Class C.....................................          8,921
  Management................................................     22,177,189
  Service--Class A..........................................        678,256
  Service--Class B..........................................      8,559,244
  Service--Class C..........................................          2,995
  Transfer agent............................................      4,515,537
  Shareholder communication.................................        824,481
  Professional..............................................        678,533
  Custodian.................................................        413,008
  Recordkeeping.............................................        395,788
  Registration..............................................        192,896
  Trustees..................................................        111,316
  Miscellaneous.............................................         59,366
                                                              -------------
    Total expenses before waiver............................     64,299,261
Fees waived by Manager......................................     (1,598,099)
                                                              -------------
    Net expenses............................................     62,701,162
                                                              -------------
Net investment income.......................................  $ 321,932,272
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................    (31,587,296)
  Securities sold short.....................................       (466,913)
  Foreign currency transactions.............................     (2,190,133)
                                                              -------------
Net realized loss on investments and foreign currency
  transactions..............................................    (34,244,342)
                                                              -------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (239,041,166)
  Foreign currency and forward currency contracts...........     (1,911,179)
                                                              -------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (240,952,345)
                                                              -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (275,196,687)
                                                              -------------
Net increase in net assets resulting from operations........  $  46,735,585
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $189,287.
(b) Interest recorded net of foreign withholding taxes of $13,855.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  321,932,272   $  256,747,395
  Net realized gain (loss) on investments...................     (31,587,296)     147,564,306
  Net realized loss on securities sold short................        (466,913)              --
  Net realized gain (loss) on foreign currency
    transactions............................................      (2,190,133)         978,376
  Net change in unrealized appreciation on securities
    transactions............................................    (239,041,166)     (64,858,129)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and forward foreign currency
    contracts...............................................      (1,911,179)         806,336
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      46,735,585      341,238,284
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (25,394,563)     (15,875,053)
    Class B.................................................    (291,897,896)    (243,546,134)
    Class C.................................................        (193,731)              --
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................      (1,191,922)      (9,477,663)
    Class B.................................................     (13,960,446)    (134,845,754)
    Class C.................................................         (38,713)              --
  In excess of net investment income:
    Class A.................................................        (223,928)              --
    Class B.................................................      (2,573,493)              --
    Class C.................................................          (1,679)              --
  In excess of net realized gain on investments:
    Class A.................................................        (313,008)              --
    Class B.................................................      (3,664,390)              --
    Class C.................................................          (9,968)              --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (339,463,737)    (403,744,604)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     187,918,095      184,071,711
    Class B.................................................     778,004,123    1,197,246,355
    Class C.................................................       9,786,436               --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      19,432,795       19,615,677
    Class B.................................................     209,916,586      273,550,920
    Class C.................................................         169,443               --
                                                              --------------   --------------
                                                               1,205,227,478    1,674,484,663
  Cost of shares redeemed:
    Class A.................................................    (150,819,881)     (76,496,410)
    Class B.................................................    (783,310,124)    (474,186,948)
    Class C.................................................         (55,072)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     271,042,401    1,123,801,305
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     (21,685,751)   1,061,294,985
NET ASSETS:
Beginning of year...........................................   3,619,280,155    2,557,985,170
                                                              --------------   --------------
End of year.................................................  $3,597,594,404   $3,619,280,155
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of year............................................  $   (3,671,347)  $     (872,247)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                                  -------------------------------------------------
                                                                               Year ended December 31,
                                                                  -------------------------------------------------
                                                                    1998          1997          1996         1995
                                                                  --------      --------      --------      -------
Net asset value at beginning of period......................      $   8.16      $   8.27      $   7.92      $  7.44
                                                                  --------      --------      --------      -------
Net investment income.......................................          0.75          0.74          0.72         0.84
Net realized and unrealized gain (loss) on investments......         (0.57)         0.23          0.52         0.61
Net realized and unrealized loss on foreign currency
  transactions..............................................         (0.01)        (0.00)(b)     (0.00)(b)    (0.00)(b)
                                                                  --------      --------      --------      -------
Total from investment operations............................          0.17          0.97          1.24         1.45
                                                                  --------      --------      --------      -------
Less dividends and distributions:
  From net investment income................................         (0.74)        (0.74)        (0.71)       (0.84)
  In excess of net investment income........................         (0.01)           --            --        (0.01)
  From net realized gain on investments.....................         (0.03)        (0.34)        (0.18)       (0.10)
  In excess of net realized gain on investments.............         (0.01)           --            --        (0.02)
                                                                  --------      --------      --------      -------
Total dividends and distributions...........................         (0.79)        (1.08)        (0.89)       (0.97)
                                                                  --------      --------      --------      -------
Net asset value at end of period............................      $   7.54      $   8.16      $   8.27      $  7.92
                                                                  ========      ========      ========      =======
Total investment return (a).................................          2.07%        12.20%        16.33%       20.28%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          9.40%         8.79%          9.0%        10.2%
    Net expenses............................................          1.00%         1.01%          1.0%         1.0%
    Expenses (before waiver)................................          1.04%         1.01%          1.0%         1.0%
Portfolio turnover rate.....................................           128%          128%          118%         137%
Net assets at end of period (in 000's)......................      $278,181      $238,841      $116,805      $42,850

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
(+)  Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                              Class B                                                   Class C
    -------------------------------------------------------------------------------------------      -------------
                                                                    September 1                      September 1**
                                                                      through        Year ended         through
                                                                    December 31      August 31        December 31
       1998            1997            1996            1995            1994*            1994             1998
    ----------      ----------      ----------      ----------      -----------      ----------      -------------
    $     8.15      $     8.26      $     7.92      $     7.44      $     7.70       $     7.93         $  7.43
    ----------      ----------      ----------      ----------      ----------       ----------         -------
          0.69            0.69            0.67            0.81            0.23             0.69            0.27
         (0.57)           0.23            0.52            0.61           (0.27)           (0.08)           0.15
         (0.01)          (0.00)(b)       (0.00)(b)       (0.00)(b)          --               --           (0.01)
    ----------      ----------      ----------      ----------      ----------       ----------         -------
          0.11            0.92            1.19            1.42           (0.04)            0.61            0.41
    ----------      ----------      ----------      ----------      ----------       ----------         -------
         (0.68)          (0.69)          (0.67)          (0.81)          (0.22)           (0.67)          (0.27)
         (0.01)             --              --           (0.01)             --               --              --(b)
         (0.03)          (0.34)          (0.18)          (0.10)             --            (0.17)          (0.03)
         (0.01)             --              --           (0.02)             --               --           (0.01)
    ----------      ----------      ----------      ----------      ----------       ----------         -------
         (0.73)          (1.03)          (0.85)          (0.94)          (0.22)           (0.84)          (0.31)
    ----------      ----------      ----------      ----------      ----------       ----------         -------
    $     7.53      $     8.15      $     8.26      $     7.92      $     7.44       $     7.70         $  7.53
    ==========      ==========      ==========      ==========      ==========       ==========         =======
          1.31%          11.55%          15.58%          19.71%          (0.48%)           7.95%           5.58%
          8.65%           8.18%            8.4%            9.5%            9.1%+            8.7%           8.65%+
          1.75%           1.62%            1.6%            1.6%            1.6%+            1.6%           1.75%+
          1.79%           1.62%            1.6%            1.6%            1.6%+            1.6%           1.79%+
           128%            128%            118%            137%             45%             190%            128%
    $3,309,389      $3,380,439      $2,441,180      $1,601,238      $1,128,913       $1,090,261         $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is maximum current income through investment in a diversified portfolio of high yield bonds securities. Capital appreciation is a secondary objective. High yield bonds may involve special risks not commonly associated with investment in higher rated debt securities. These bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities

Notes to Financial Statements

quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENT. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign

MainStay High Yield Corporate Bond Fund

currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                                       Contract           Contract         Unrealized
                                                                        Amount             Amount        Appreciation/
                                                                         Sold            Purchased       (Depreciation)
                                                                   ----------------   ----------------   --------------
Foreign Currency Sale Contracts
German Deutsche Mark vs. US$, expiring
  1/4/99-3/3/99....................................                 DM  50,330,000      $ 30,005,196      $  (263,892)
Hong Kong Dollar vs. US$, expiring
  1/29/99-2/8/99...................................                 HKD 911,871,000     $115,000,000       (2,681,737)
Pound Sterling vs. US$, expiring 4/6/99............      Pound Sterling   4,618,082     $  7,769,000          105,490
Pound Sterling vs. US$, expiring 9/8/99............      Pound Sterling  45,345,000     $ 75,135,758          (35,011)

                                                         Contract          Contract         Unrealized
                                                          Amount            Amount        Appreciation/
                                                         Purchased           Sold         (Depreciation)
                                                      ---------------   ---------------   --------------
Foreign Currency Buy Contracts
German Deutsche Mark vs. US$, expiring 1/4/99.......  DM  14,377,000     $  8,611,932      $    21,506
German Deutsche Mark vs. US$, expiring 1/4/99.......  DM   9,143,000     $  5,491,522           (1,119)
Hong Kong Dollar vs. US$, expiring 1/29/99-2/8/99...  HKD911,871,000     $115,993,636        1,688,101
                                                                                           -----------
Net unrealized depreciation on forward foreign
  currency contracts................................                                       $(1,166,662)
                                                                                           ===========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 1998 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

                                                                          Principal                                      Percent
                                               Date(s) of                  Amount/                         12/31/98         of
Security                                      Acquisition                   Shares            Cost          Value       Net Assets
------------------------------------------  ----------------           ----------------   ------------   ------------   ----------
Affinity Group, Inc.
  Bank debt, Tranche B
  9.025%, due 6/30/06.....................      12/17/98                 $    8,700,000   $  8,700,000   $  8,700,000      0.3%
Buenos Aires Embotelladora Sociedad
  Anonima Bank debt
  9.479%, due 8/1/98......................  10/22/97-5/8/98                  15,750,000     13,013,125      6,457,500      0.2
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.75%, due 12/31/06.....................      12/24/98                      4,925,000      4,925,000      4,925,000      0.1
  Bank debt, Tranche C
  9.00%, due 12/31/07.....................      12/24/98                      4,925,000      4,925,000      4,925,000      0.1
Eurotunnel
  Bank debt, Tier One
  5.28%, due 4/9/04.......................  10/28/98-11/27/98           FF   36,000,000      5,206,241      5,477,785      0.1
  Bank debt, Tranche H2
  6.2625%, due 2/1/06.....................       3/6/98                      15,122,553      2,485,466      2,710,511      0.1
  Bank debt, Tranche G2
  9.0625%, due 2/1/06.....................       3/6/98        Pound Sterling 2,120,438      3,498,425      3,532,417      0.1
  Bank debt, Tranche G2
  9.125%, due 2/1/06......................       3/6/98                       1,734,904      2,862,348      2,890,159      0.1
First Pacific Capital Ltd.
  Bank debt
  7.625%, due 1/23/00.....................      8/13/98                  $   10,160,000      8,820,567      9,347,200      0.3
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  14.00%, beginning 7/31/99...............      10/30/98                     19,000,000     17,259,277     17,385,000      0.5
  (zero coupon), due 1/24/02
  15.00%, beginning 6/30/99...............  8/12/97-1/14/98                  53,990,000     45,550,993     51,020,550      1.4
Global Motorsport Group, Inc.
  Bank debt, Term B
  8.991%, due 12/15/05....................      12/15/98                      5,000,000      5,000,000      5,000,000      0.1
GPA Group, PLC
  Preferred Stock.........................  3/7/96-12/23/97                  41,600,000     16,177,800     21,632,000      0.6
International Wireless Communications
  Holdings, Inc.
  (zero coupon), due 8/15/01..............      6/17/98                      10,000,000      2,552,168      1,000,000      0.0(c)
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (a).................  11/8/96-11/1/98                   5,071,990      4,871,796      4,780,350      0.1
  Warrants, expire 12/31/99...............      11/8/96                             691        223,440        221,120      0.0(c)

MainStay High Yield Corporate Bond Fund

                                                                 Principal                                         Percent
                                               Date(s) of         Amount/                            12/31/98         of
Security                                      Acquisition          Shares            Cost             Value       Net Assets
------------------------------------------  ----------------  ----------------   ------------      ------------   ----------
Kronos International, Inc.
  Bank debt
  6.0905%, due 9/15/99....................  2/25/97-7/31/97    DM   14,413,598   $  7,721,679      $  8,588,794      0.2%
  Bank debt
  6.0905%, due 9/15/00....................  2/25/97-7/31/97         10,761,088      5,674,422         6,412,332      0.2
Metawave Communications Corp.
  13.75%, due 4/28/00 (b).................  4/28/98-10/28/98    $    9,479,813      9,479,813         9,479,813      0.3
  Warrants, expire 4/28/00................      4/28/98                164,401              0(d)      1,150,807      0.0(c)
Norwood Promotional Products, Inc.
  Bank debt, Tranche B
  8.48%, due 10/30/04.....................      10/30/98             8,700,000      8,700,000         8,700,000      0.3
Paperboard Industries International, Inc.
  Preferred Stock
  5.00%, Class A..........................       5/5/98                219,308      3,643,057         3,444,535      0.1
President Riverboat Casinos, Inc.
  12.00%, due 9/15/01.....................      12/3/98             10,097,000     10,097,000        10,097,000      0.3
Primestar, Inc.
  12.3788%, due 4/1/99....................   4/1/98-4/14/98         11,580,000     11,580,000         4,632,000      0.1
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04......................      3/20/97             10,755,299     10,755,299        10,755,299      0.3
Stone Container Corp.
  Bank debt, Term E
  8.8125%, due 10/1/03....................      7/16/97              4,136,769      4,136,767         4,095,401      0.1
Supercanal Holding, S.A.
  Warrants, Series A, expire 11/14/99.....      11/20/97             6,822,324        545,786           955,125      0.0(c)
Titan Tire Corp.
  7.00%, due 2/11/00......................      6/24/97              6,542,838      6,402,499         6,411,981      0.2
                                                                                 ------------      ------------      ---
                                                                                 $224,807,968      $224,727,679      6.2%
                                                                                 ============      ============      ===

-------

     PIK ("Payment in Kind")--interest payment is made with
(a)  additional securities.
     CIK ("Cash in Kind")--interest payment is made with cash or
(b)  additional securities.
(c)  Less than one tenth of a percent.
(d)  These warrants have no cost.
DM   Deutsche Mark
FF   French Franc
 L   Pound Sterling

COMMITMENTS AND CONTINGENCIES. As of December 31, 1998, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
--------                                                      -----------
Kronos International, Inc...................................  $12,097,267

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $4,446,082 has been reclassified from accumulated distribution in excess of net realized gain on investments to accumulated distribution in excess of net investment income due to the tax treatment of foreign currency losses.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

MainStay High Yield Corporate Bond Fund

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time of 0.55% on assets in excess of $500 million. For the year ended December 31, 1998 the Manager earned $22,177,189 and waived $1,598,099 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $335,190 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class B shares of $4,333,277 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $4,515,537.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $97,532 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $395,788 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $11,538,824 were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect, to the extent provided by the regulations, to treat $17,487,479 of qualifying capital losses that arose during the current year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of U.S. Government securities, other than short-term securities, were $393,501 and $694,137, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $4,160,455 and $3,643,516, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

MainStay High Yield Corporate Bond Fund

The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Period ended              Year ended
                                                    December 31, 1998         December 31, 1997
                                               ----------------------------   -----------------
                                               Class A   Class B   Class C*   Class A   Class B
                                               -------   -------   --------   -------   -------
Shares sold..................................   24,201    96,382    1,316     21,799    142,143
Shares issued in reinvestment of dividends
  and distributions..........................    2,470    26,712       22      2,366     33,033
                                               -------   -------    -----     ------    -------
                                                26,671   123,094    1,338     24,165    175,176
Shares redeemed..............................  (19,049)  (98,329)      (7)    (9,042)   (56,201)
                                               -------   -------    -----     ------    -------
Net increase.................................    7,622    24,765    1,331     15,123    118,975
                                               =======   =======    =====     ======    =======

-------
* First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields Financial
                                     combination of capital appreciation and income.        Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  * As of December 31, 1998.
[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN09-02/99

  [RECYCLE LOGO]

                                         MAINSTAY HIGH YIELD CORPORATE BOND FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay International Bond Fund
                                                              Highlights                                  3
                                                              $10,000 Invested in the MainStay
                                                              International Bond Fund versus Salomon
                                                              Brothers Non-U.S. Dollar World
                                                              Government Bond Index--Class A, Class B,
                                                              & Class C Shares                            4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6
                                                              Year-by-Year Performance                    7
                                                              Diversification by Country--Top 5           8
                                                              Quality Composition                         9
                                                              Returns & Lipper Rankings                  12
                                                              Top 10 Holdings                            13
                                                              10 Largest Purchases                       13
                                                              10 Largest Sales                           13
                                                              Portfolio of Investments                   14
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              22
                                                              Report of Independent Accountants          30
                                                              The MainStay Funds                         31

President's Letter


At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay International Bond Fund Highlights

                               1998 MARKET RECAP

- International bond markets experienced unusual levels of volatility in 1998, as problems in Asia, Russia, and Latin America caused a flight to quality by most investors and severe setbacks for most emerging markets.

- The approach of European Monetary Union created opportunities to take advantage of converging bond prices and yields in core European markets, which generally showed strong performance as most European central banks moved to lower interest rates.

- European nations that will not participate in European Monetary Union provided diversification opportunities and generally strong returns.

- The Japanese yen's weakness reversed in midyear, as the U.S. dollar lost its strength against most major currencies.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay International Bond Fund returned 11.61% for Class A shares and 10.79% for Class B and Class C shares,* excluding all sales charges.

- The Fund overweighted European bonds, including bonds of nations that will participate in European Monetary Union and nations that will not. Both had a positive impact on performance.

- The Fund avoided Japanese bonds throughout the year, which caused it to miss opportunities created by a stronger yen in the second half of 1998.

- Small positions in emerging markets detracted from the Fund's performance and have been reduced or eliminated.

- All share classes underperformed the average Lipper* international income fund, which returned 11.91% for the year ended 12/31/98.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay International
Bond Fund versus Salomon Brothers Non-U.S.
Dollar World Government Bond Index

CLASS A SHARES SEC Returns: 1-year 6.59%, since inception 9.36%
[LINE GRAPH]

                                                                                                  SALOMON BROTHERS NON-U.S. DOLLAR
Year end                                                        MAINSTAY INTERNATIONAL BOND FUND    WORLD GOVERNMENT BOND INDEX*
---------                                                       --------------------------------  ---------------------------------
9/13/94                                                                 $ 9550                             $10000
12/94                                                                     9569                              10256
12/95                                                                    11356                              12261
12/96                                                                    12935                              12761
12/97                                                                    13171                              12218
12/98                                                                    14700                              14392

CLASS B SHARES SEC Returns: 1-year 5.79%, since inception 9.51%
[LINE GRAPH]

                                                                                                  SALOMON BROTHERS NON-U.S. DOLLAR
Year end                                                        MAINSTAY INTERNATIONAL BOND FUND    WORLD GOVERNMENT BOND INDEX*
---------                                                       --------------------------------  ---------------------------------
9/13/94                                                                 $10000                             $10000
12/94                                                                    10020                              10256
12/95                                                                    11819                              12261
12/96                                                                    13371                              12761
12/97                                                                    13525                              12218
12/98                                                                    14785                              14392

CLASS C SHARES SEC Returns: 1-year 9.79%, since inception 9.85%
[LINE GRAPH]

                                                                                                  SALOMON BROTHERS NON-U.S. DOLLAR
Year end                                                        MAINSTAY INTERNATIONAL BOND FUND    WORLD GOVERNMENT BOND INDEX*
---------                                                       --------------------------------  ---------------------------------
9/13/94                                                                 $10000                             $10000
12/94                                                                    10020                              10256
12/95                                                                    11819                              12261
12/96                                                                    13371                              12761
12/97                                                                    13525                              12218
12/98                                                                    14985                              14392

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of Class B shares for periods 9/13/94 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. It is not possible to make an investment directly into an index.

Portfolio Management Discussion and Analysis

Overall, 1998 was a year of extreme volatility in the international bond markets. Financial difficulties in emerging Asian markets were compounded by a recession in Japan and difficulties in Russia and Brazil. The result was a general flight to quality, with most investors seeking refuge in the highest-quality securities of established market economies. Most emerging markets, even those with little or no ties to troubled markets, suffered severe setbacks.

Among nations planning to participate in European Monetary Union, a general convergence of bond yields provided early investment opportunities that decreased as the year progressed. Bonds of nations that did not plan to participate in European Monetary Union also showed strong performance as investors sought ways to diversify their European holdings. In an effort to stabilize volatile markets, many European central banks lowered interest rates in the second half of the year, which contributed to strong bond performance throughout Europe.

Japanese bonds continued to provide extremely low yields, but in the middle of 1998, the yen began to strengthen against the U.S. dollar and European currencies, creating opportunities for investors with yen exposure. Commodity-linked currencies, including Canadian, Australian, and New Zealand dollars, tended to focus on the pervading weakness of commodity markets and each declined relative to the U.S. dollar.

HOW DID THE MAINSTAY INTERNATIONAL BOND
FUND PERFORM IN THIS MARKET
ENVIRONMENT?

The MainStay International Bond Fund returned 11.61% for Class A shares and 10.79% for Class B and Class C shares(*) for the year ended 12/31/98, excluding all sales charges. All share classes underperformed the average Lipper(+) international income fund, which returned 11.91% for the year.

WHAT CAUSED THE FUND TO UNDERPERFORM
ITS PEERS?

Although we were generally pleased with the Fund's double-digit returns in 1998, a few factors contributed to the Fund's underperforming its peers. First, the Fund had a small exposure to emerging mar-kets, which seemed appropriate at the beginning of the year, but became increasingly problematic for the Fund as difficulties in Asia were followed by weaknesses in Russia and Latin America. Although the emerging-market debt the Fund held was not debt of particularly troubled markets, with the general flight to quality, virtually all emerging markets declined, and some of the Fund's holdings suffered substantial reversals. We have sold the Fund's Argentine debt and have reduced its exposure in Mexico and Panama, which we believe were positive decisions for the Fund.

Throughout 1998, the Fund also avoided Japanese debt entirely. While Japanese bonds have provided unsatisfactory yields, as the Japanese yen strengthened in the second half of the year, the Fund's

VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

RECESSION
--------------------
A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

EMERGING MARKETS
--------------------
Countries with smaller or more recently established capital markets.
-------
* Performance for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

+ See footnote and table on page 12 for more information on Lipper Inc.

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES

[BAR GRAPH]

Year End                                                                   Total Return %
--------                                                                   --------------
12/94                                                                           0.20
12/95                                                                          18.68
12/96                                                                          13.90
12/97                                                                           1.83
12/98                                                                          11.61
Returns reflect the historical performance of the Class B
shares for periods 12/86 through 12/94.
See footnote * on page 12 for more information on performance.

CLASS B & CLASS C SHARES

[BAR GRAPH]

Year End                                                                   Total Return %
--------                                                                   --------------
12/94                                                                            0.2
12/95                                                                          17.96
12/96                                                                          13.13
12/97                                                                           1.15
12/98                                                                          10.79
Returns reflect the historical performance of the Class B
shares for periods 12/86 through 12/94.

See footnote * on page 12 for more information on performance.

absence from that market had a negative impact on performance.

In addition, the Fund had investments in New Zealand bonds that were up 13% for the year in local currency terms, but the Fund's exposure to the New Zealand dollar reduced the return to about 4% in U.S. dollar terms. The Fund's Norwegian investments, made in the second half of the year, had a slightly positive impact during the time the Fund owned them. While the returns on Norwegian bonds were positive, they were a drag on performance when other European bonds were providing double-digit returns.

EUROPEAN MONETARY
UNION (EMU)
--------------------
A system that allows participating European countries to operate with a common currency or monetary unit.

YIELD
--------------------
The income paid to investors over a specified period of time. Mutual fund yields are expressed as a percentage of the fund's current price per share.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

LOCAL CURRENCY
TERMS
--------------------
Returns expressed in local currency terms show what investors using that currency would have earned, without an adjustment for differences in currency values.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security, sector, or country, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/98
[PIE CHART]

                                   Germany       United Kingdom         Italy            Denmark           Canada
                                      18.6%                18.3%         10.9%               9.4%             5.5%
Actual percentages will vary
  over time.

                                    Other
                                     37.3%
Actual percentages will vary
  over time.

WHAT WERE SOME OF THE BETTER DECISIONS
YOU MADE FOR THE FUND IN 1998?

Undoubtedly, the best decision we made was to take an overweighted position in the U.K. Since Britain has opted out of European Monetary Union, it provides one of the few European investment diversification opportunities in a major world currency. The U.K. was suffering from an economic slowdown, and by the end of the year, its manufacturing sector was in recession. Fortunately, the U.K. government has made the Bank of England an independent central bank, which had a positive impact on bonds in the first half of the year. In fact, bond prices climbed even as official interest rates were rising, simply on the belief by most investors that having a strong, independent central bank could help the country avert a major recession. Later in the year, the Bank of England moved to lower interest rates, as did several other European central banks.

Anticipating that the British yield curve would become steeper, the Fund concentrated on shorter-term U.K. bonds, generally under 10 years. As rates declined and the yield curve moved as we predicted, the Fund benefited with returns of almost 20% on U.K. bonds in local currency terms.

The Fund also had strong success with Irish gilt bonds, which we purchased for the Fund anticipating the strong convergence in interest rates with the approach of European Monetary Union. The results were positive for the Fund, with returns of about 14% for the bonds, which were sold in the fourth quarter to take profits.

WHAT OTHER DECISIONS HAD A POSITIVE
IMPACT ON THE FUND'S PERFORMANCE?

Most of the Fund's investment decisions were positive, with a heavy overweighting in Europe, where virtually every major market provided double-digit returns. In addition to the U.K., another non-EMU nation that provided superior results was Sweden, which benefited from lower-than-expected inflation. This allowed the Swedish central bank to lower interest rates and helped the market as a whole return 12.5% in local terms.

YIELD CURVE
--------------------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

GILTS
--------------------
Bonds issued by the British government. Gilts are the equivalent of Treasury securities in the United States in that they are perceived to have no risk of default. Income earned from investing in gilts is therefore guaranteed, though mutual fund shares that own them are not.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

QUALITY COMPOSITION AS OF 12/31/98
[PIE CHART]

                            AAA            AA            A            BBB            BB             B       Government Agencies
                           54.5%         20.1%         4.0%           1.2%          1.7%          0.4%                      6.9%
Actual percentages
  will vary over time.

                        Cash, Equivalents & Other Assets, Less Liabilities
                                                                      11.2%
Actual percentages
  will vary over time.

One decision that wasn't country specific was the decision to extend the Fund's duration in the second half of the year. Since most of the countries where the Fund was invested lowered interest rates, the Fund's longer duration strategy worked in its favor. Of course, that didn't mean the Fund simply purchased long bonds across the board. As the Fund's overweighted position in short- and intermediate-term U.K. bonds illustrates, we try to invest in the maturities we believe will be most advantageous for the Fund in each country. So while the Fund added 30-year Danish bonds that extended the Fund's duration and contributed positively to performance, we also purchased 10-year Italian government bonds that also provided strong performance for the Fund. We chose Italy to take advantage of the convergence of interest rates and selected 10-year bonds because we felt they were the best value for that portion of the yield curve when we were purchasing these securities for the Fund.

HOW DID FOREIGN CURRENCIES AFFECT THE FUND?

Generally speaking, the Fund had positive results from its currency exposure. European currencies strengthened about 7.6% against the U.S. dollar over the course of the year, which had a positive effect on the Fund's total return.

In the second half of 1998, European currencies weakened against the yen and the Fund participated in the yen's advance through the forwards market, with a proxy hedge of European currency exposure. The trade was a contrarian move that reflected our belief that the general negative sentiment about the yen--as well as euphoria over the new European currency, the euro--were both excessive. As the yen strengthened, the proxy hedge contributed positively to the Fund's performance.

Commodity-linked currencies, particularly Canadian, Australian, and New Zealand

DURATION
--------------------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

PROXY HEDGE
--------------------
A transaction in the forwards market that seeks to offset investment risk by substituting exposure to one foreign currency with exposure to another.

dollars, all suffered from the general weakness of commodity prices in 1998. Each of these currencies declined about 7% relative to the U.S. dollar, which had a negative impact on the Fund's performance.

DID THE FUND OWN OTHER COMMODITY-
LINKED INVESTMENTS?

After the substantial declines of prices in the commodity markets, in the third and fourth quarters, we decided to increase the Fund's exposure to certain commodity-linked economies. The Fund took a 3% position in Norwegian bonds, which were flat for the year, but we believe the bonds are well positioned going forward. If Norway decides to cut interest rates--as we believe they will--or if oil prices rise, the bonds could be strong performers in 1999.

WHAT DO YOU THINK WERE INVESTORS'
BIGGEST CONCERNS IN 1998?

From the beginning of the year, most investors were concerned about risk. The fallout in Asia in late 1997 underscored the need for caution, and when Russia and Brazil faced substantial problems in the third quarter of 1998, the result was a sudden and pronounced flight to quality by most investors. Generally speaking, that had a positive impact on the Fund, since we were not invested in Asia, Russia, or Brazil, and the Fund's emerging-market exposure was minimal. Also, the Fund invests primarily in government bonds, which were the primary beneficiaries of the flight to quality.

WERE THERE INVESTMENTS THAT DIDN'T
BENEFIT AS MUCH?

Given the Fund's primary emphasis on bonds positioned for markets with lower interest rates, we believed it would be prudent to hedge that positioning in the event rates should rise. We took that hedge in the form of Danish mortgage-backed securities, which underperformed the rest of the portfolio, gaining only about 8% during the year.

Mortgage-backed bonds tend to underperform when rates decline because prepayments of the underlying mortgages by borrowers are likely to increase. The general flight to quality also had an impact on the bonds, as all products offering higher yields than government bonds tended to underperform in the risk-averse environment. We have continued to hold the Danish mortgage-backed bonds believing that eventually interest rates will go back up. In the meantime, the bonds are providing a measure of diversification for the Fund and added exposure to non-EMU countries.

ARE THERE OTHER NON-EMU EUROPEAN
COUNTRIES WHERE THE FUND HAS INVESTED?

Yes, there are. Late in the year, we added Greek bonds to the Fund's portfolio. While Greece is a member of the European Community, it did not qualify for participation in European Monetary Union. Since we anticipate that the nation will qualify in the next couple of years, we see the same kind of opportunities there that the Fund capitalized on in Ireland during 1998. Sweden, Denmark, and Norway are other economically strong non-EMU countries that provided the Fund with opportunities to diversify its currency exposure.

LOOKING BACK OVER 1998, IS THERE
ANYTHING YOU WOULD HAVE DONE
DIFFERENTLY?

Sure. We would have sold all of the Fund's emerging-market debt in May. At the time, we had no way of knowing the

MORTGAGE-BACKED SECURITIES
--------------------------
Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

extent of the problems Russia and Brazil would face or how widespread the effects would be.

Even with hindsight, we would have found it difficult to invest the Fund's assets in Japanese bonds. With yields of only about 0.50%, we simply did not believe they were consistent with the Fund's pursuit of competitive overall return commensurate with an acceptable level of risk. Given the strengthening of the yen in the second half of 1998, however, we may begin to consider Japanese securities going forward.

WHAT ELSE DO YOU ANTICIPATE FOR 1999?

While the markets are inherently unpredictable, in light of recent events we have good reason to anticipate continued volatility. We believe that the initial enthusiasm over the introduction of the euro in January 1999 will probably cool down, and eventually the idea of subjecting national interests to the "greater good of Europe" may begin to wear on some EMU participants. If so, Europe may face internal conflicts that could impact the market. We are also looking at nations that may seek membership in the European Community such as the Czech Republic, Poland, and Hungary.

As the global economic crisis runs its course, we will continue to seek to provide competitive total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. For the immediate future, we will remain cautious about emerging markets and other potential trouble spots around the globe.

Joseph Portera
Portfolio Manager
MacKay Shields Financial Corporation

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                          1 YEAR        LIFE OF FUND THROUGH 12/31/98
    Class A               11.61%                   10.54%
    Class B               10.79%                    9.85%
    Class C               10.79%                    9.85%

   FUND SEC RETURNS*

                          1 YEAR        LIFE OF FUND THROUGH 12/31/98
    Class A               6.59%                     9.36%
    Class B               5.79%                     9.51%
    Class C               9.79%                     9.85%

   FUND LIPPER+ RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                          1 YEAR        LIFE OF FUND THROUGH 12/31/98
    Class A         28 out of 51 funds        9 out of 31 funds
    Class B         33 out of 51 funds        7 out of 26 funds
    Class C                n/a                       n/a
    Average Lipper
    international
    income fund           11.91%                    8.90%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $10.57      $0.5761      $0.0887
    Class B     $10.59      $0.5025      $0.0887
    Class C     $10.59      $0.1625      $0.0887

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of fund return is from the period of the Class B shares' initial offering (9/13/94) through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                                COUNTRY         AMOUNT
   Federal National Mortgage Association, Series
     EMTN, 6.875%, due 6/7/02                          United Kingdom   $2,376,833
   Buoni Poliennali del Tesoro, 8.25%, due 7/1/01      Italy             2,146,756
   United Kingdom Treasury Bond, 8.00%, due
     12/7/15                                           United Kingdom    1,715,792
   Norddeutsche Landesbank, 4.75%, due 7/7/08          Germany           1,700,047
   Canadian Government, Series VR22, 7.50%, due
     3/1/01                                            Canada            1,544,916
   Kingdom of Denmark, 7.00%, due 11/10/24             Denmark           1,421,717
   European Investment Bank, 6.25%, due 12/7/08        United Kingdom    1,298,785
   Finnish Government, 9.50%, due 3/15/04              Finland           1,260,854
   Bundesobligation, Series 98, 5.625%, due
     1/4/28                                            Germany           1,146,946
   Nykredit, Series ANN1, 6.00%, due 10/1/29           Denmark           1,132,887

10 Largest Purchases for the period ended 12/31/98

                                                                          AMOUNT
   SECURITY                                               COUNTRY       OF PURCHASE
   United Kingdom Treasury Bonds, due
     8/10/99 - 12/7/15                                 United Kingdom   $9,601,456
   Federal National Mortgage Association, due
     9/26/00 - 5/15/08                                 United Kingdom    6,694,157
   Canadian Government, due 3/1/01 - 6/1/27            Canada            6,106,077
   Australian Government, due 3/15/02 - 8/15/08        Australia         5,406,479
   Buoni Poliennali del Tesoro, due
     2/1/01 - 11/1/27                                  Italy             5,081,930
   Bundesobligation, due 11/21/00 - 1/4/28             Germany           4,995,835
   New Zealand Government, due 4/15/04 - 7/15/09       New Zealand       4,966,624
   Kingdom of Denmark, due 11/15/00 - 11/10/24         Denmark           4,483,839
   Nykredit, due 10/1/26 - 10/1/29                     Denmark           3,905,517
   Irish Government, due 10/18/00 - 8/18/08            Ireland           3,408,862

10 Largest Sales for the period ended 12/31/98

                                                                          AMOUNT
SECURITY                                               COUNTRY         OF SALE
   United Kingdom Treasury Bonds, due 8/10/99 - 9/27/13
United Kingdom   $10,994,951 Bundesobligation, due 11/21/00 - 1/4/24
Germany            6,109,802 Buoni Poliennali del Tesoro, due 7/15/00 - 11/1/23
Italy              5,473,429 Canadian Government, due 9/1/00 - 6/1/27
Canada             4,897,785 Federal National Mortgage Association, due 9/26/00
- 5/15/08                                 United Kingdom     4,665,646
Australian Government, due 3/15/02 - 8/15/08        Australia          4,585,921
France Obligations Assimilables du Tresor, due 3/28/00 - 12/26/12
France             4,534,497 Irish Government, due 4/1/99 - 8/18/08
Ireland            4,319,761 Kingdom of Denmark, due 11/15/00 - 11/15/07
Denmark            4,008,136 Nykredit, due 10/1/26 - 10/1/29
Denmark            3,772,370

-------
 This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay International Bond Fund*

                               Principal
                                Amount               Value
-------------------------------------------------------------
LONG-TERM BONDS (88.3%)+
CORPORATE BONDS (24.1%)

DENMARK (3.3%)
Nykredit
 Series ANN1
 6.00%, due 10/1/29......   DK     7,346,000      $ 1,132,887
                                                  -----------
GERMANY (12.0%)
Bayerische VBK New York
 4.50%, due 6/24/02......    DM      895,000          553,803
Deutsche Pfandbriefe
 Hypobank
 Series G3
 5.00%, due 2/3/05.......          1,395,000          886,356
Discover Card Offerings
 Series DM
 5.25%, due 6/20/08......          1,400,000          880,463
Euronet Services Inc.
 Series DTCU
 (zero coupon), due
 7/1/06
 12.375%, beginning
 7/1/02 (c)..............                480           86,455
Norddeutsche Landesbank
 Series 5
 4.75%, due 7/7/08.......          2,735,000        1,700,047
                                                  -----------
                                                    4,107,124
                                                  -----------
SWEDEN (1.1%)
Banque Nationale de Paris
 Medium-Term Notes
 Series E
 11.00%, due 11/4/99.....   SK     3,050,000          396,030
                                                  -----------

UNITED KINGDOM (5.8%)
European Investment Bank
 6.25%, due 12/7/08......   L        714,000        1,298,785
Halifax PLC
 9.375%, due 5/15/21.....            290,000          700,392
                                                  -----------
                                                    1,999,177
                                                  -----------
UNITED STATES (1.9%)
Conproca S.A.
 12.00%, due 6/16/10
 (b).....................  $         313,000          294,220
Petroleos Mexicanos
 6.218%, due 3/8/99
 (a).....................            150,000          150,000
TPSA Finance BV
 7.75%, due 12/10/08
 (b).....................            200,000          198,000
                                                  -----------
                                                      642,220
                                                  -----------
Total Corporate Bonds
 (Cost $8,242,845).......                           8,277,438
                                                  -----------
-------------
+ Percentages indicated are based on Fund net assets.
* Investments are grouped by currency denomination.

                               Principal
                                Amount               Value
-------------------------------------------------------------

GOVERNMENTS & FEDERAL AGENCIES (64.1%)
AUSTRALIA (3.0%)
Australian Government
 Series 808
 8.75%, due 8/15/08......  A$        401,000      $   315,394
 Series 904
 9.00%, due 9/15/04......            968,000          715,828
                                                  -----------
                                                    1,031,222
                                                  -----------
CANADA (5.5%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08.......  C$        466,000          329,186
 Series VR22
 7.50%, due 3/1/01.......          2,246,000        1,544,916
                                                  -----------
                                                    1,874,102
                                                  -----------
DENMARK (6.1%)
Kingdom of Denmark
 7.00%, due 11/10/24.....   DK     7,069,000        1,421,717
 8.00%, due 5/15/03......          3,793,000          691,391
                                                  -----------
                                                    2,113,108
                                                  -----------
FINLAND (3.7%)
Finnish Government
 Series RG
 9.50%, due 3/15/04......   FM     5,000,000        1,260,854
                                                  -----------

GERMANY (6.6%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02......   DM     1,805,000        1,124,982
Republic of Deutschland
 Series 98
 5.625%, due 1/4/28......          1,695,000        1,146,946
                                                  -----------
                                                    2,271,928
                                                  -----------
GREECE (2.8%)
Hellenic Republic
 8.90%, due 4/1/03.......   GRD   82,200,000          307,620
 8.90%, due 3/21/04......        174,800,000          667,699
                                                  -----------
                                                      975,319
                                                  -----------
ITALY (10.9%)
Buoni Poliennali del
 Tesoro
 5.00%, due 5/1/08.......  IL  1,540,000,000        1,002,463
 6.50%, due 11/1/27......        795,000,000          601,449
 8.25%, due 7/1/01.......      3,170,000,000        2,146,756
                                                  -----------
                                                    3,750,668
                                                  -----------
NETHERLANDS (1.9%)
Netherlands Government
 6.50%, due 4/15/03......   NLG    1,073,000          639,226
                                                  -----------

NEW ZEALAND (3.9%)
New Zealand Government
 Series 709
 7.00%, due 7/15/09......  N$        562,000          332,415
 Series 1106
 8.00%, due 11/15/06.....          1,648,000        1,011,507
                                                  -----------
                                                    1,343,922
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1998

                               Principal
                                Amount               Value
-------------------------------------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
NORWAY (2.8%)
Norwegian Government
 5.50%, due 5/15/09......   NK     2,423,000      $   321,752
 7.00%, due 5/31/01......          4,750,000          638,674
                                                  -----------
                                                      960,426
                                                  -----------

SPAIN (1.9%)
Spanish Government
 6.00%, due 1/31/08......   SP    82,290,000          665,164
                                                  -----------
SWEDEN (1.9%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08.......   SK     4,500,000          650,769
                                                  -----------

UNITED KINGDOM (12.5%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02......   L      1,358,000        2,376,833
United Kingdom Treasury
 Bonds
 8.00%, due 12/7/00......            110,000          193,175
 8.00%, due 12/7/15......            727,000        1,715,792
                                                  -----------
                                                    4,285,800
                                                  -----------
UNITED STATES (0.6%)
Republic of Columbia
 7.625%, due 2/15/07.....  $         250,000          205,000
                                                  -----------
Total Governments &
 Federal Agencies
 (Cost $21,524,302)......                          22,027,508
                                                  -----------

YANKEE BONDS (0.1%)

UNITED STATES (0.1%)
Innova S de R.L.
 12.875%, due 4/1/07.....  $          55,000           37,950
                                                  -----------
Total Yankee Bonds
 (Cost $56,650)..........                              37,950
                                                  -----------
Total Long-Term Bonds
 (Cost $29,823,797)......                          30,342,896
                                                  -----------

SHORT-TERM INVESTMENTS (6.5%)
COMMERCIAL PAPER (6.1%)

UNITED STATES (6.1%)
Associates Corp. of North
 America
 5.08%, due 1/4/99.......  $       1,100,000        1,099,534

                               Principal
                                Amount               Value
-------------------------------------------------------------
UNITED STATES (CONTINUED)
Xerox Credit Corp.
 5.20%, due 1/4/99.......  $       1,000,000      $   999,567
                                                  -----------
                                                    2,099,101
                                                  -----------
Total Commercial Paper
 (Cost $2,099,101).......                           2,099,101
                                                  -----------

CORPORATE BONDS (0.4%)

UNITED STATES (0.4%)
Nacional Financiera
 S.N.C.
 6.219%, due 3/15/99
 (a).....................            125,000          125,000
                                                  -----------
Total Corporate Bonds
 (Cost $125,100).........                             125,000
                                                  -----------
Total Short-Term
 Investments
 (Cost $2,224,201).......                           2,224,101
                                                  -----------
Total Investments
 (Cost $32,047,998)
 (d).....................               94.8%      32,566,997(e)
Cash and Other Assets,
 Less Liabilities........                5.2        1,772,521
                                        ----        ---------
Net Assets...............              100.0%     $34,339,518
                                        ----        ---------
                                        ----        ---------

-------
 (a) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(b) May be sold to institutional investors only.
 (c) 480 Units--each unit reflects $1,000 principal amount of 12.375% Senior Discounted Notes plus 3 warrants to acquire 1.05 shares of common stock at $2.00 per share at a future date.
(d) The cost for Federal income tax purposes is $32,059,666.
 (e) At December 31, 1998 net unrealized appreciation for securities was $507,331, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $852,480 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $345,149.
 (f) The following abbreviations are used in the above portfolio:
    A$--Australian Dollar
    C$--Canadian Dollar
    DK--Danish Krone
    DM--Deutsche Mark
   NLG--Dutch Guilder
    FM--Finnish Markka
   GRD--Greek Drachma
    IL--Italian Lira
    N$--New Zealand Dollar
    NK--Norwegian Krone
    L --Pound Sterling
    SP--Spanish Peseta
    SK--Swedish Krona
    $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $32,047,998)..............................................       $32,566,997
Cash denominated in foreign currencies (identified cost
  $789,133).................................................           791,991
Cash........................................................           259,837
Receivables:
  Interest..................................................           744,158
  Fund shares sold..........................................            23,260
Unrealized appreciation on forward foreign currency
  contracts.................................................           134,896
Unamortized organization expense............................             6,966
                                                                   -----------
        Total assets........................................        34,528,105
                                                                   -----------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            23,165
  NYLIFE Distributors.......................................            19,233
  MainStay Management.......................................            12,983
  Custodian.................................................            10,400
  Transfer agent............................................             9,480
  Trustees..................................................               273
Accrued expenses............................................            68,212
Unrealized depreciation on forward foreign currency
  contracts.................................................            44,841
                                                                   -----------
        Total liabilities...................................           188,587
                                                                   -----------
Net assets..................................................       $34,339,518
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,705
  Class B...................................................            17,754
  Class C...................................................                 1
Additional paid-in capital..................................        33,515,491
Accumulated distribution in excess of net investment
  income....................................................           (78,132)
Accumulated undistributed net realized gain on
  investments...............................................           256,981
Net unrealized appreciation on investments..................           518,999
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and forward foreign
  currency contracts........................................            93,719
                                                                   -----------
Net assets..................................................       $34,339,518
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,541,877
                                                                   ===========
Shares of beneficial interest outstanding...................         1,470,505
                                                                   ===========
Net asset value per share outstanding.......................       $     10.57
Maximum sales charge (4.50% of offering price)..............              0.50
                                                                   -----------
Maximum offering price per share outstanding................       $     11.07
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $18,797,327
                                                                   ===========
Shares of beneficial interest outstanding...................         1,775,426
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.59
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       314
                                                                   ===========
Shares of beneficial interest outstanding...................                30
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.59
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $2,263,581
                                                              ----------
Expenses:
  Management................................................     234,543
  Distribution--Class B.....................................     143,690
  Distribution--Class C.....................................           1
  Transfer agent............................................     106,858
  Shareholder communication.................................      59,068
  Registration..............................................      40,900
  Professional..............................................      38,790
  Service--Class A..........................................      35,903
  Service--Class B..........................................      47,862
  Custodian.................................................      30,197
  Recordkeeping.............................................      14,829
  Amortization of organization expense......................       9,972
  Trustees..................................................         995
  Miscellaneous.............................................      12,321
                                                              ----------
    Total expenses before waiver............................     775,929
Fees waived by Manager......................................    (100,518)
                                                              ----------
    Net expenses............................................     675,411
                                                              ----------
Net investment income.......................................   1,588,170
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     573,596
  Option transactions.......................................     (32,695)
  Foreign currency transactions.............................     (20,109)
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................     520,792
                                                              ----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   1,304,076
  Translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......      99,738
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   1,403,814
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   1,924,606
                                                              ----------
Net increase in net assets resulting from operations........  $3,512,776
                                                              ==========

-------

(a)  Interest recorded net of foreign withholding taxes of $183.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,588,170    $ 1,591,078
  Net realized gain on investments..........................      573,596        871,829
  Net realized loss on option transactions..................      (32,695)            --
  Net realized gain (loss) on foreign currency
    transactions............................................      (20,109)       736,097
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,304,076     (2,552,852)
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......       99,738       (143,251)
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    3,512,776        502,901
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................     (804,108)      (844,072)
    Class B.................................................     (926,482)    (1,366,130)
    Class C.................................................           (5)            --
  From net realized gain on investments:
    Class A.................................................     (129,031)      (327,237)
    Class B.................................................     (156,223)      (559,408)
    Class C.................................................           (3)            --
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (2,015,852)    (3,096,847)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    3,679,261      2,078,813
    Class B.................................................    3,454,744      7,769,493
    Class C.................................................          300             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      362,472        519,949
    Class B.................................................      919,787      1,648,318
    Class C.................................................            6             --
                                                              -----------    -----------
                                                                8,416,570     12,016,573
  Cost of shares redeemed:
    Class A.................................................   (1,411,366)    (1,345,653)
    Class B.................................................   (7,295,962)    (5,928,756)
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (290,758)     4,742,164
                                                              -----------    -----------
      Net increase in net assets............................    1,206,166      2,148,218
NET ASSETS:
Beginning of year...........................................   33,133,352     30,985,134
                                                              -----------    -----------
End of year.................................................  $34,339,518    $33,133,352
                                                              ===========    ===========
Accumulated undistributed net investment income (excess
  distribution) at end of year..............................  $   (78,132)   $    80,293
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                             Year ended December 31,
                                                                  ----------------------------------------------
                                                                   1998         1997         1996         1995
                                                                  -------      -------      -------      -------
Net asset value at beginning of period......................      $ 10.10      $ 10.95      $ 10.43      $  9.90
                                                                  -------      -------      -------      -------
Net investment income.......................................         0.54         0.80         0.72         1.15
Net realized and unrealized gain (loss) on investments......         0.58        (0.94)        0.27         0.59
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................         0.02         0.33         0.41         0.07
                                                                  -------      -------      -------      -------
Total from investment operations............................         1.14         0.19         1.40         1.81
                                                                  -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized gain on
    foreign currency transactions...........................        (0.58)       (0.76)       (0.73)       (0.61)
  From net realized gain on investments.....................        (0.09)       (0.28)       (0.15)       (0.28)
  In excess of net realized gain on investments and foreign
    currency transactions...................................           --           --           --        (0.39)
                                                                  -------      -------      -------      -------
Total dividends and distributions...........................        (0.67)       (1.04)       (0.88)       (1.28)
                                                                  -------      -------      -------      -------
Net asset value at end of period............................      $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                                  =======      =======      =======      =======
Total investment return (a).................................        11.61%        1.83%       13.90%       18.68%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         5.17%        5.35%         5.4%         5.6%
    Net expenses............................................         1.59%        1.56%         1.5%         1.5%
    Expenses (before waiver)................................         1.89%        1.86%         1.8%         1.8%
Portfolio turnover rate.....................................          287%         179%          59%         103%
Net assets at end of period (in 000's)......................      $15,542      $12,263      $11,965      $11,494

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                       Class C
-------------------------------------------------------------------      -------------
                                                    September 13,*       September 1**
           Year ended December 31,                      through             through
----------------------------------------------       December 31,        December 31,
 1998         1997         1996         1995             1994                1998
-------      -------      -------      -------      ---------------      -------------
$ 10.12      $ 10.98      $ 10.45      $  9.90          $ 10.00             $ 10.13
-------      -------      -------      -------          -------             -------
   0.46         0.74         0.64         1.06             0.12                0.16
   0.58        (0.96)        0.27         0.61            (0.08)               0.53
   0.02         0.34         0.42         0.07            (0.02)               0.02
-------      -------      -------      -------          -------             -------
   1.06         0.12         1.33         1.74             0.02                0.71
-------      -------      -------      -------          -------             -------
  (0.50)       (0.70)       (0.65)       (0.56)           (0.12)              (0.16)
  (0.09)       (0.28)       (0.15)       (0.28)              --               (0.09)
     --           --           --        (0.35)              --                  --
-------      -------      -------      -------          -------             -------
  (0.59)       (0.98)       (0.80)       (1.19)           (0.12)              (0.25)
-------      -------      -------      -------          -------             -------
$ 10.59      $ 10.12      $ 10.98      $ 10.45          $  9.90             $ 10.59
=======      =======      =======      =======          =======             =======
  10.79%        1.15%       13.13%       17.96%            0.20%               7.05%
   4.42%        4.69%         4.8%         4.9%             4.8%+              4.42%+
   2.34%        2.22%         2.1%         2.2%             2.8%+              2.34%+
   2.64%        2.52%         2.4%         2.5%             3.1%+              2.64%+
    287%         179%          59%         103%               4%                287%
$18,797      $20,870      $19,020      $13,212          $17,155             $    --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser

Notes to Financial Statements

to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Bond Fund

Forward foreign currency contracts open at December 31, 1998:

                                                           Contract        Contract        Unrealized
                                                            Amount          Amount       Appreciation/
                                                             Sold          Purchased     (Depreciation)
                                                        --------------   -------------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/13/99...  A$   1,354,000   $     847,468      $ 16,808
Danish Krone vs. Deutsche Mark, expiring 3/22/99......  DK  15,660,000   DM  4,107,541        10,229
Deutsche Mark vs. Irish Punt, expiring 1/4/99.........  DM   6,629,351   IP  2,665,150        (6,372)
Deutsche Mark vs. Norwegian Krone, expiring 3/15/99...  DM     545,203   NK  2,525,000           787
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99.......  DM   9,814,000   $   5,897,305       (21,234)
Irish Punt vs. Deutsche Mark, expiring 1/4/99.........  IP   2,665,150   DM  6,638,870        12,088
New Zealand Dollar vs. U.S. Dollar, expiring
  1/15/99.............................................  N$   2,614,000   $   1,406,445        25,116
Norwegian Krone vs. Deutsche Mark, expiring 3/15/99...  NK  10,160,000   DM  2,170,476       (17,202)
Pound Sterling vs. Deutsche Mark, expiring 3/30/99....  L    2,035,000   DM  5,678,057        46,849
Swedish Krona vs. Deutsche Mark, expiring 3/29/99.....  SK   3,076,000   DM    643,111         6,808

                                                           Contract        Contract
                                                            Amount          Amount
                                                          Purchased          Sold
                                                        --------------   -------------
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/13/99...  A$     244,000   $     149,723           (33)
Canadian Dollar vs. U.S. Dollar, expiring 1/25/99.....  C$   2,432,000   $   1,567,225        16,211
                                                                                            --------
Net unrealized appreciation on forward foreign
  currency contracts..................................                                      $ 90,055
                                                                                            ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              Number of
                                                              Contracts    Premium
                                                              ----------   --------
Options outstanding at December 31, 1997....................          --   $     --
Options--assigned...........................................  (3,413,000)   (41,579)
Options--purchased..........................................   8,870,000     99,067
Options--sold...............................................  (1,131,000)   (11,412)
Options--expired............................................  (4,326,000)   (46,076)
                                                              ----------   --------
Options outstanding at December 31, 1998....................          --   $     --
                                                              ==========   ========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              Number of
                                                              Contracts    Premium
                                                              ----------   --------
Options outstanding at December 31, 1997....................          --   $     --
Options--short sale.........................................   3,413,000     20,478
Options--buyback............................................  (3,413,000)   (20,478)
                                                              ----------   --------
Options outstanding at December 31, 1998....................          --   $     --
                                                              ==========   ========

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $4,109 and $20,109 have been reclassified from accumulated undistributed net realized gain on investments and accumulated net realized loss on foreign currency transactions to accumulated distribution in excess of net investment income due to the tax treatment of short-term capital gains and foreign currency losses.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay International Bond Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at December 31, 1998:

             Currency                                    Cost                    Value
----------------------------------                     --------                 --------
Australian Dollar    A$       120                      $     76                 $     74
Canadian Dollar      C$    13,726                         8,954                    8,937
Danish Krone         DK       434                            68                       68
Deutsche Mark        DM   904,129                       540,689                  542,825
French Franc         FF        69                            12                       12
Mexican Peso         MP         3                             1                       --
New Zealand Dollar   N$    66,034                        35,551                   34,886
Pound Sterling       L    123,325                       203,782                  205,189
                                                       --------                 --------
                                                       $789,133                 $791,991
                                                       ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.70%. The Manager has agreed to waive a portion of its fee, 0.30% of the average daily net assets of the Fund, until such time as the Fund reaches $50 million in net assets. For the year ended December 31, 1998, the Manager earned $234,543 and waived $100,518 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.45% of the average daily net assets of the Fund. The Sub-Adviser has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a

MainStay International Bond Fund

Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $2,626 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $36,901 and $1,170, respectively, for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $106,858.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $8,217,398 which represents 52.9% of the net assets of Class A shares at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $887 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,829 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $87,608 and $87,721, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Period ended                        Year ended
                                                    December 31, 1998                   December 31, 1997
                                           ------------------------------------       ---------------------
                                           Class A       Class B       Class C*       Class A       Class B
                                           -------       -------       --------       -------       -------
Shares sold..............................    359           333            --            196           726
Shares issued in reinvestment of
  dividends and distributions............     35            89            --             50           158
                                            ----          ----           ---           ----          ----
                                             394           422            --            246           884
Shares redeemed..........................   (137)         (709)           --           (125)         (555)
                                            ----          ----           ---           ----          ----
Net increase (decrease)..................    257          (287)           --(a)         121           329
                                            ====          ====           ===           ====          ====

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 24, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
                                                                              33

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.
[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN10-02/99

  [RECYCLE LOGO]

                                                MAINSTAY INTERNATIONAL BOND FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                 [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay International Equity Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay
                                                                International Equity Fund versus
                                                                Morgan Stanley Capital International
                                                                EAFE Index--Class A, Class B, &
                                                                Class C Shares                            4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Year-by-Year Performance                    7
                                                              Diversification by Country--Top 5           8
                                                              Portfolio Composition                      11
                                                              Returns & Lipper Rankings                  13
                                                              Top 10 Equity Holdings                     15
                                                              10 Largest Purchases                       15
                                                              10 Largest Sales                           15
                                                              Portfolio of Investments                   16
                                                              Financial Statements                       21
                                                              Notes to Financial Statements              26
                                                              Report of Independent Accountants          34
                                                              The MainStay Funds                         35

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay International Equity Fund Highlights

                               1998 MARKET RECAP

- Led by the U.S. stock market, liquidity in most major markets around the world contributed to positive results in stock markets throughout most of Europe.

- As European Monetary Union approached, European stocks benefited from increased merger and acquisition activity, moves by most European central banks to lower interest rates, and strong consumer spending.

- Deregulation in the telecommunications and banking sectors helped them show strong performance, especially in European markets.

- Financial problems in Asia, Russia, and Latin America caused a flight to quality, with many equity investors seeking highly liquid securities and issues of companies with consistent track records of earnings growth.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay International Equity Fund returned 20.17% for Class A shares and 19.34% for Class B and Class C shares,* excluding all sales charges.

- The Fund benefited from an overweighted position in European equity securities and from its underweighted position in Japanese stocks.

- A focus on telecommunications, banking, and health-related stocks helped the Fund benefit from consumer, economic, and demographic trends.

- All share classes outperformed the average Lipper* international fund, which returned 13.02% for the year, and ranked in the top 20% of their peer funds.

-------
* See footnote and table on page 13 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES SEC Returns: 1-year 13.56%, since inception 7.04%

[LINE GRAPH]

                                                                 MORGAN STANLEY CAPITAL
Year End                                                           INTERNATIONAL EAFE*         MAINSTAY INTERNATIONAL EQUITY FUND
--------                                                         ----------------------        ----------------------------------
9/13/94                                                              $10000.00                            $9450.00
12/94                                                                  9586.00                             9233.00
12/95                                                                 10661.00                             9718.00
12/96                                                                 11306.00                            10669.00
12/97                                                                 11507.00                            11151.00
12/98                                                                 13808.00                            13400.00

CLASS B SHARES Class B SEC Returns: 1-year 14.34%, since inception 7.33%

[LINE GRAPH]

                                                                 MORGAN STANLEY CAPITAL
Year End                                                           INTERNATIONAL EAFE*         MAINSTAY INTERNATIONAL EQUITY FUND
--------                                                         ----------------------        ----------------------------------
9/13/94                                                                $10000.00                           $10000.00
12/94                                                                    9586.00                             9770.00
12/95                                                                   10661.00                            10187.00
12/96                                                                   11306.00                            11109.00
12/97                                                                   11507.00                            11529.00
12/98                                                                   13808.00                            13559.00

CLASS C SHARES Class C SEC Returns: 1-year 18.34%, since inception 7.70%

[LINE GRAPH]

                                                                 MORGAN STANLEY CAPITAL
Year End                                                           INTERNATIONAL EAFE*         MAINSTAY INTERNATIONAL EQUITY FUND
--------                                                         ----------------------        ----------------------------------
9/13/94                                                              $10000.00                           $10000.00
12/94                                                                  9586.00                             9770.00
12/95                                                                 10661.00                            10187.00
12/96                                                                 11306.00                            11109.00
12/97                                                                 11507.00                            11529.00
12/98                                                                 13808.00                            13759.00

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of Class B shares for periods 9/13/94 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Morgan Stanley Capital International Europe, Australia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. It is not possible to make an investment directly into an index.

Portfolio Management Discussion and Analysis



As years go, 1998 was one of the most volatile in recent memory. International equity markets started the year with investors focused on the Asian financial crisis, which grew progressively worse as Japan slipped into a recession. Over the course of the year, problems in Russia and Latin America caused a general flight to quality, with most investors focusing on highly liquid securities, well-known names, and consistent earnings generators.

The flight to quality was positive for the European market, which showed strong performance as European Monetary Union approached. Most European countries continued to benefit from low inflation, strong merger and acquisition activity, and moves by central banks to lower interest rates. The U.K. faced a recession in its manufacturing sector and was forced to lower interest rates, which had a positive effect on stock prices.

Japanese stocks benefited from a strengthening yen in the second half of the year, but generally tended to underperform other international markets. Australia and New Zealand suffered somewhat as commodity prices continued to decline, and declining oil prices had a generally negative impact on energy stocks around the world.

Among the best-performing sectors worldwide were telecommunications, which benefited from technological advances and wide consumer appeal; banking, which benefited from low inflation and lower interest rates; and health-related stocks, which advanced with new products to assist an aging population.

HOW DID THE MAINSTAY INTERNATIONAL EQUITY FUND PERFORM IN THIS MARKET
ENVIRONMENT?

Quite well. The MainStay International Equity Fund returned 20.17% for Class A shares and 19.34% for Class B and Class C shares(*) for the year ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper(+) international fund, which returned 13.02%, and ranked in the top 20% of all peer funds.

HOW DID THE FUND MANAGE TO DO SO WELL?

The Fund uses a "country first" approach, seeking to identify the most promising geographic markets and then to invest in a wide array of companies in each target market. This approach proved beneficial in 1998, as difficulties in Asia led the Fund to maintain an underweighted position in Japanese equities. Overall, Japanese stocks underperformed other global markets, despite currency gains in the second half of the year. At the same time, the promise of European Monetary Union led the Fund to take an overweighted position in Europe, which proved highly beneficial for the Fund's performance. Finland was up 106.10% for the year, Belgium 55.50%, Italy 42.20%, Spain 39.40%, France 31.40%, and Ireland 29.40%, all in local currency terms.

The Fund did not restrict its investments to countries that would participate in European Monetary Union (EMU). Fund investments in non-EMU countries, such as Sweden and the U.K., also had a positive impact on the Fund's performance.

VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

RECESSION
--------------------
A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.
-------
* Performance for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.
+ See footnote and table on page 13 for more information on Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[LINE GRAPH]

Year end                                                                    Total return %
---------                                                                   --------------
12/94                                                                          -2.30
12/95                                                                           5.25
12/96                                                                           9.78
12/97                                                                           4.52
12/98                                                                          20.17

Returns reflect the historical performance of the Class B shares for periods ended 12/31/94. See footnote * on page 13 for more information on performance.

CLASS B & CLASS C SHARES

[LINE GRAPH]

Year end                                                                    Total Return %
--------                                                                    --------------
12/94                                                                          -2.30
12/95                                                                           4.27
12/96                                                                           9.05
12/97                                                                           3.78
12/98                                                                          19.34

Class C share returns reflect the historical performance of the Class B shares for periods 9/94 through 8/98. See footnote * on page 13 for more information on performance.

Although it generally seeks to invest across a broad range of industries and sectors, the Fund recognized the strong potential in telecommunications, banking, and health-related stocks, and emphasized them in its 1998 investments. This strategy contributed to the Fund outperforming its peers.

WHAT WAS SO GOOD ABOUT TELECOMMUNICATIONS STOCKS?

Telecommunications stocks have benefited from strong growth and increasing consumer demand. At the same time, many companies are taking advantage of new technological advances to improve per-

LIQUIDITY
--------------------
Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

EUROPEAN MONETARY UNION (EMU)
--------------------
A system that allows participating European countries to operate with a common currency or monetary unit.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the local currency declines.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 12/31/98

[PIE CHART]

United Kingdom                                21.0%
Japan                                         10.9%
Germany                                       10.7%
France                                         8.6%
Switzerland                                    8.1%
Other                                         40.7%

Actual percentages will vary over time.

formance and deliver better service to their customers. The Fund's largest holding and best-performing issue in 1998 was Nokia Oyj, a Finnish stock that we purchased for the Fund in the third quarter. The company has surpassed Motorola and Ericsson as the leading provider of mobile phones and sold a record one million handsets in a single month in 1998.

Another company that benefited from its telecommunications interests was Mannesmann AG, which designs and manufactures a wide range of industrial products, production machinery, and assembly systems. The company also makes telecommunication gears and equipment, which contributed significantly to profits and earnings. The stock returned 110.10% in local terms for the year.

Deutsche Telekom AG was another of the Fund's strong performers. The company owns and leases public telecommunications networks and has introduced new telecommunications technology, known as ASDL, which promises faster transmission than existing data transmission lines. Although telecommunications is growing more slowly in Germany than in the rest of Europe, the stock contributed significantly to the Fund's positive performance.

In July and August, the Fund began to take profits in European and Japanese issues that had reached the target values we had established for them. The Fund invested some of the proceeds of these sales in telecommunications stocks in Australia and New Zealand. One was an initial public offering in Cable and Wireless Optus. The stock went public at 2.15 Australian dollars and by year end was trading at close to 4.00 Australian dollars, which had a positive impact on the Fund's performance.

WHY DID THE FUND ALSO FOCUS ON THE BANKING AND FINANCIAL INDUSTRIES?

Financial stocks tend to perform well when interest rates decline. With the severe market setbacks caused by problems in Asia, Russia, and Latin America, we believed that central banks would be likely to lower interest rates to help corporations cope with pressures to

MERGERS AND ACQUISITIONS
------------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

COMMODITIES
------------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

WEIGHTING
------------------------
The proportion of a portfolio allocated to a specific security, sector, or country, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

increase earnings in a low-inflation environment. In the third and fourth quarters, the Federal Reserve Board lowered U.S. interest rates three times, and several European banks lowered rates throughout the year, which helped stimulate corporate growth and make borrowing more affordable. Since banks profit when borrowing increases, the results were positive for the banking industry.

One of the Fund's successful investments was Allied Irish Banks PLC, which was up 76.90% in local currency terms for the year. The company provides a full range of banking services through over 319 offices in Ireland, 82 branches in Northern Ireland, and 37 offices in the U.K. It also operates over 200 branches in the United States through its wholly owned subsidiary, First Maryland Bancorp. With the inception of the single currency throughout EMU countries, we believe financial institutions will look to establish themselves as a European force, and we believe Allied Irish Banks has the experience and potential to do so.

Another financial services stock that showed positive performance during the year was ING Groep N.V. The company is headquartered in the Netherlands and has global offices that provide commercial, savings, and investment banking services, and property and commercial insurance. The company was hurt in the third quarter by losses from its emerging-market trading, but still returned 44.80% in local currency terms for the 12 months ended 12/31/98.

HOW DID THE FUND BENEFIT FROM HEALTH-RELATED STOCKS?

Health-related sectors were stimulated by advances at several pharmaceutical companies that capitalized on the aging population. Some of the biggest and best pharmaceutical names are located in Europe, and the Fund sought to take advantage of the positive trends in this sector. Other companies benefited from the move toward natural foods, herbal remedies, and other health and fitness-related trends.

The Fund owned Novartis AG, a large pharmaceutical company that emerged from the combination of Sandoz and Ciba Geigy. As the price of the stock rose, we decided to take profits from the Fund's Novartis shares by selling a portion of the Fund's position and investing the assets in the stock of Schering AG, a German pharmaceutical company specializing in diagnostics, fertility control, hormone therapy, and dermatology. We believed that Schering AG represented better value. Although neither stock was a stellar performer, both Novartis and Schering AG provided positive returns for the Fund's portfolio in 1998.

While the Fund tended to underweight Japanese stocks, it did own names that had broad exposure to world markets. One of these was Yamanouchi Pharmaceutical Co. Ltd., which was up 30.00% in local terms for the year. While few people have ever heard the name Yamanouchi, almost everyone is familiar with one of their leading products, Pepcid AC. The company also has a number of drugs that may provide substantial earnings growth over time, including medications for high cholesterol, hepatitis C, and diabetes. The stock reflected the Fund's concentration in the health-related sector and provided strong relative value in a Japanese stock market that declined 8.90% in local currency terms in 1998.

LOCAL CURRENCY TERMS
--------------------
Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

WHICH OTHER MARKETS WERE WEAK PERFORMERS FOR THE FUND IN 1998?

New Zealand was the worst market, declining 14.90% in local currency terms for the year. While Australian stocks advanced an otherwise respectable 12.70%, that figure was substantially below the returns available in the Fund's best-performing European markets.

DID THE FUND OWN STOCKS IN OTHER SECTORS THAT SHOWED STRONG PERFORMANCE IN 1998?

Yes. The Fund owned CRH PLC, an Irish company that manufactures cement, concrete products, and building materials. With operations in 12 countries, including Ireland, Spain, Germany, and the Netherlands, the company is well positioned to take advantage of government spending throughout Europe to improve infrastructure. Although cement may seem like a dull industry, the expansion and improvement of Europe's infrastructure is presenting growth opportunities for the company, and the investment was a positive contributor to the Fund's performance in 1998.

Another positive contributor to the Fund's performance was Volkswagen AG, the car and truck manufacturer. The company expects double-digit growth in its North American car sales in 1999, based on the introduction of its new Beetle, which was named North American Car of the Year. The stock was up 34.20%++ in local currency terms for the year.

WHICH STOCKS DIDN'T DO WELL IN 1998?

The Fund owned a number of stocks that underperformed. One was Royal Dutch Petroleum, which suffered from the substantial drop in the price of oil and declined 16.00% in local currency terms for the year. As of year end, we believed the company represented good value and may perform well if and when oil prices turn around. In fact, we're hoping to add to the Fund's position in this stock to take advantage of its broad-based energy exposure--from exploration and drilling to final processing, delivery, and marketing.

Another stock that underperformed was Volvo. We added the stock to the portfolio in September because we felt Sweden was a desirable market, autos were a solid industry, and Volvo had strong fundamentals and international breadth, with 80% of its sales outside of Sweden. Given the merger of Daimler Benz and Chrysler, we believed that Volvo would be the next acquisition target in the auto industry. But the stock did not perform well in the few months the Fund owned it in 1998.

Finally, Nestle, the Swiss cocoa and consumer products company was a substantial underperformer in the Fund's portfolio. Although the company has solid fundamentals, a good growth plan, and is involved in the growing market for nutritious foods, the stock was too defensive to gain investor attention with the boom in telecommunications and technology stocks.

WERE THERE ANY SIGNIFICANT SALES YOU MADE FOR THE FUND IN 1998?

In Japan, we recognized the difficulties the financial industry was facing and decided to sell several of the Fund's financial holdings, including Bank of Tokyo-Mitsubishi and Sumitomo Bank. The sales were positive for the Fund, since we were able to invest the assets elsewhere for more productive returns.
-------
++ Returns reflect performance
   for the one-year period
   ended 12/31/98.

We also sold some of the Fund's holdings in Foster's Brewing, an Australian company, to take profits and reduce the Fund's overweighted position in the industry and area. The sale had a positive impact on performance.

Most of the Fund's sales were designed to narrow its focus from 300 securities to about 215 at the end of the year--and improve the Fund's positioning in industries we felt had the strongest potential in individual countries. Many of the sales that were part of this repositioning had only a modest impact on performance, though in most cases, the impact was positive.

WERE THERE OTHER SHIFTS IN THE MAKEUP OF THE PORTFOLIO?

Yes. While we retained about the same weighting in Europe, in the third quarter of 1998, we shifted the Fund's focus from central European countries to take in more peripheral European nations, such as Ireland, Finland, and Sweden. With names like Allied Irish Banks, Nokia, and Ericsson, each of these additions had a positive impact on performance.

WHAT WAS THE EFFECT OF CURRENCY MOVEMENTS ON THE FUND IN 1998?

Generally speaking, the Fund had positive results from its currency exposure. European currencies strengthened about 7.6% against the U.S. dollar over the course of the year, which had a positive effect on the Fund's total return.

In the second half of 1998, European currencies weakened against the yen, and the Fund participated in the yen's advance through the forwards market, with a proxy hedge of European currency exposure. The trade was a contrarian move that reflected our belief that negative sentiment about the yen--as well as euphoria over the new European currency, the euro--were both excessive. As the yen strengthened, the hedge contributed positively to the Fund's performance. The Fund also had direct exposure to the yen through its weighting in Japanese equities, which strengthened the otherwise weak returns from Japanese stocks in the second half of the year.

PORTFOLIO COMPOSITION AS OF 12/31/98
[PORTFOLIO COMPOSITION PIE CHART]

Cash & Equivalents        4.4%
Common Stock             95.6%

Actual percentages will vary over time.

PROXY HEDGE
--------------------
A transaction in the forward market that seeks to offset currency risk by substituting exposure of one foreign currency which is expected to fall with exposure to another currency which is expected to rise.

Commodity-linked currencies, particularly the Canadian, Australian, and New Zealand dollar, all suffered from the general weakness in commodity prices in 1998. Each of these currencies declined about 7% relative to the U.S. dollar, which had a negative impact on the Fund's performance.

IF YOU COULD RELIVE 1998, WHAT WOULD YOU HAVE DONE DIFFERENTLY?

In hindsight, the Fund would have benefited by having more yen-based securities during the second half of the year. The Fund also might have benefited by being invested in Hong Kong and Singapore in the second half of the year, since they were both very strong. While the Fund might have missed some opportunities there, we feel that the decisions we made for the portfolio were positive ones, and they were reflected in the Fund's performance relative to its peers.

AS OF YEAR END, WHERE WAS THE FUND OVERWEIGHTED AND UNDERWEIGHTED?

At year end, the Fund was overweighted in Finland, Belgium, Spain, Ireland, Portugal, Sweden, New Zealand, and Australia. It was neutral in Germany and underweighted in France and Switzerland. As we noted earlier, the Fund is heavily underweighted in Japan.

WHAT RISKS DO YOU SEE AHEAD FOR INVESTORS?

The problems we saw this year represent real risks going forward. Emerging markets, by their very nature, are relatively fragile and subject to forces that can make them highly volatile. Brazil's economic difficulties are not happening in a vacuum. They could have implications for other countries, such as Spain and Portugal, which have economic, cultural, and language ties with Brazil. While we believe that Europe should remain strong, the effects of European Monetary Union are as yet untested. So we will continue to monitor developments in both participating and nonparticipating European countries.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We believe that Europe is likely to benefit from additional mergers and acquisitions as monetary union gets underway. As long as interest rates and inflation remain low, economic growth should continue to expand throughout European nations. In light of recent economic setbacks in many parts of the world, however, we may position the Fund more defensively in the months ahead.

Generally speaking, we like the industries in which the Fund is concentrated. Telecommunications should continue to benefit from advancing technology and high consumer demand. Health-related companies should continue to find opportunities as the population ages. While favorable forces have helped banks and financial services, we recognize that this could change at any time. Whatever happens, we will seek to identify countries and companies that we believe may provide long-term growth of capital by investing in a portfolio consisting of non-U.S. equity securities with current income as a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields Financial Corporation

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                        LIFE OF FUND
             1 YEAR   THROUGH 12/31/98
    Class A  20.17%         8.45%
    Class B  19.34%         7.70%
    Class C  19.34%         7.70%

   FUND SEC RETURNS*

                        LIFE OF FUND
             1 YEAR   THROUGH 12/31/98
    Class A  13.56%         7.04%
    Class B  14.34%         7.33%
    Class C  18.34%         7.70%

   FUND LIPPER+ RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                         LIFE OF FUND
                           1 YEAR      THROUGH 12/31/98
    Class A             82 out of     126 out of
                        527 funds     238 funds
    Class B             96 out of     106 out of
                        527 funds     209 funds
    Class C                 n/a              n/a
    Average Lipper
    international fund     13.02%           7.58%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $12.21      $0.1996      $0.0000
    Class B     $12.08      $0.1148      $0.0000
    Class C     $12.08      $0.1148      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of fund return is from the period of the Class B shares' initial offering through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94; Class C shares on 9/1/98.

Top 10 Equity Holdings as of 12/31/98

   HOLDING                               COUNTRY           AMOUNT
   Nokia Oyj Class A, 2.49%              Finland         $ 2,485,123
   Nestle S.A. Registered, 1.86%         Switzerland       1,850,408
   Novartis S.A. Registered, 1.65%       Switzerland       1,645,381
   Royal Dutch Petroleum Co., 1.57%      Netherlands       1,559,441
   Allied Irish Banks Plc, 1.55%         Ireland           1,548,240
   Deutsche Telekom AG, 1.51%            Germany           1,502,003
   British Telecommunications PLC, 1.49% United Kingdom    1,485,343
   Glaxo Wellcome PLC, 1.47%             United Kingdom    1,468,268
   Telefonaktiebolaget LM Ericsson
     Series B, 1.39%                     Sweden            1,383,407
   SmithKline Beecham PLC, 1.34%         United Kingdom    1,336,237

10 Largest Purchases for the year ended 12/31/98

   SECURITY                            COUNTRY                AMOUNT OF PURCHASE
   Nokia Oyj Class A                   Finland                        $1,675,491
   Royal Dutch Petroleum Co.           Netherlands                     1,441,424
   Allied Irish Banks PLC              Ireland                         1,220,575
   SmithKline Beecham PLC              United Kingdom                  1,111,547
   Telefonaktiebolaget LM
     Ericsson Series B                 Sweden                          1,111,382
   France Telecom, S.A.                France                          1,108,754
   Hutchinson Whampoa, Ltd.            Hong Kong                         981,501
   China Light & Power Co., Ltd.       Hong Kong                         945,114
   NTT Mobile Communication
     Network, Inc.                     Japan                             889,549
   Telstra Corp., Ltd.                 Australia                         845,374

10 Largest Sales for the year ended 12/31/98

   SECURITY                            COUNTRY                  AMOUNT OF SALE
   Siemens AG                          Germany                        $1,358,345
   Telestra Corp., Ltd.                Australia                       1,288,716
   Hutchinson Whampoa, Ltd.            Hong Kong                       1,086,947
   Toyota Motor Corp.                  Japan                           1,070,098
   L'Air Liquide, S.A.                 France                          1,044,763
   China Light & Power Co., Ltd.       Hong Kong                       1,002,175
   Allianz AG Registered               Germany                           892,487
   Norsk Hydro ASA                     Norway                            885,898
   BASF AG                             Germany                           879,458
   Royal Dutch Petroleum Co.           Netherlands                       763,801

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay International Equity Fund

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (95.6%)+

AUSTRALIA (4.1%)
Broken Hill Proprietary Co.,
 Ltd. (energy sources)..........    67,510       $   497,682
Cable & Wireless Optus Ltd.
 (telecommunications) (a).......   353,785           744,302
Commonwealth Bank of Australia
 (banking)......................    41,400           588,180
Foster's Brewing Group, Ltd.
 (beverages & tobacco)..........    73,080           198,124
Lend Lease Corp., Ltd. (real
 estate)........................    35,200           474,986
News Corp., Ltd. (The)
 (broadcasting & publishing)....    82,812           547,555
Telstra Corp., Ltd.
 (telecommunications)...........   182,100           852,216
WMC, Ltd. (metals-nonferrous)...    54,900           165,673
                                                 -----------
                                                   4,068,718
                                                 -----------

BELGIUM (4.0%)
Delhaize-Le Lion, S.A.
 (merchandising)................     3,440           304,421
Electrabel, S.A.
 (utilities-electrical & gas)...     1,780           782,419
Fortis AG (insurance)...........     2,480           898,800
KBC Bancassurance Holding N.V.
 (banking)......................     8,830           699,152
PetroFina, S.A. (energy
 sources).......................       840           385,125
Solvay, S.A. Class A
 (chemicals)....................     4,770           359,634
Tractebel, S.A.
 (utilities-electrical & gas)...     2,890           561,133
                                                 -----------
                                                   3,990,684
                                                 -----------

FINLAND (3.7%)
Merita Oyj (banking)............    51,490           327,450
Nokia Oyj Class A (electrical &
 electronics)...................    20,295         2,485,123
Outokumpu Oyj
 (metals-nonferrous)............    33,440           309,086
Sampo Insurance Co. PLC Class A
 (insurance)....................     5,310           202,928
UPM-Kymmene Oyj (forest products
 & paper).......................    14,220           398,800
                                                 -----------
                                                   3,723,387
                                                 -----------
FRANCE (8.6%)
AXA, S.A. (insurance)...........     4,408           639,184
Carrefour, S.A.
 (merchandising)................     1,065           804,374
Elf Aquitaine, S.A. (energy
 sources).......................     4,873           563,544
-------
 +  Percentages indicated are based on Fund net assets.

                                   Shares           Value
------------------------------------------------------------
FRANCE (CONTINUED)
Eridania Beghin-Say, S.A. (food
 & household products)..........     1,290       $   223,314
France Telecom, S.A.
 (telecommunications)...........    10,070           800,408
Groupe Danone, S.A. (food &
 household products)............     2,093           599,499
Lafarge, S.A. (building
 materials & components)........     2,770           263,314
L'Air Liquide, S.A.
 (chemicals)....................     2,202           404,055
L'Oreal, S.A. (health & personal
 care)..........................     1,527         1,104,382
Pernod-Ricard, S.A. (beverages &
 tobacco).......................     3,500           227,444
Pinault-Printemps-Redoute, S.A.
 (merchandising)................     1,560           298,260
Sanofi, S.A. (health & personal
 care)..........................     2,790           459,506
Schneider, S.A. (electrical &
 electronics)...................     3,977           241,354
Societe Generale, S.A. Class A
 (banking)......................     1,420           230,057
Thomson CSF, S.A. (aerospace &
 military technology)...........     7,061           303,373
Total, S.A. Class B (energy
 sources).......................     2,934           297,287
Vivendi, S.A. (business & public
 services)......................     4,145         1,075,949
                                                 -----------
                                                   8,535,304
                                                 -----------

GERMANY (10.7%)
Allianz AG Registered
 (insurance)....................     2,450           898,787
Bayer AG (chemicals)............    21,550           899,899
DaimlerChrysler AG
 (automobiles)..................    10,854         1,072,025
Deutsche Bank AG (banking)......     7,400           435,641
Deutsche Telekom AG
 (telecommunications)...........    45,650         1,502,003
Dresdner Bank AG (banking)......    11,700           491,737
Karstadt AG (merchandising).....       950           496,240
Mannesmann AG
 (telecommunications)...........     6,900           791,283
Metro AG (merchandising)........     6,850           547,005
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)....................       940           455,461
RWE AG (utilities-electrical &
 gas)...........................    16,550           906,735
Schering AG (health & personal
 care)..........................     4,940           620,643
VEBA AG (utilities-electrical &
 gas)...........................     9,900           592,625
Viag AG (utilities-electrical &
 gas)...........................       750           439,952
Volkswagen AG (automobiles).....     6,500           519,056
                                                 -----------
                                                  10,669,092
                                                 -----------

IRELAND (3.8%)
Allied Irish Banks PLC
 (banking)......................    86,317         1,548,240
CRH PLC (building materials &
 components)....................    52,901           914,951

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1998

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
IRELAND (CONTINUED)
Irish Life PLC (insurance)......    34,799       $   327,914
Kerry Group PLC Class A (food &
 household products)............    28,369           387,027
Ryanair Holdings PLC
 (transportation-airlines)
 (a)............................    19,585           140,166
Smurfit (Jefferson) Group PLC
 (forest products & paper)......   243,674           439,613
                                                 -----------
                                                   3,757,911
                                                 -----------

ITALY (5.1%)
Assicurazioni Generali S.p.A.
 (insurance)....................    16,515           690,558
Banca Commerciale Italiana
 S.p.A. (banking)...............    27,000           186,527
Benetton Group S.p.A. (textile &
 apparel).......................    98,800           199,377
Edison S.p.A.
 (utilities-electrical & gas)...     2,000            23,592
ENI S.p.A. (energy sources).....   109,000           713,383
Fiat S.p.A. (automobiles).......    65,800           228,881
Fiat S.p.A. di Risp
 (automobiles)..................    28,600            57,194
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance)....................    60,000           158,711
Italgas S.p.A.
 (utilities-electrical & gas)...    19,000           102,993
Mediobanca S.p.A. (banking).....     5,500            76,492
Montedison S.p.A.
 (multi-industry)...............    57,080            75,926
Olivetti S.p.A.
 (telecommunications) (a).......    11,800            41,117
Parmalat Finanziaria S.p.A.
 (food & household products)....    40,000            76,598
Pirelli S.p.A. (industrial
 components)....................    25,000            80,219
Riunione Adriatica di Sicurta
 S.p.A. (insurance).............     5,325            77,286
San Paolo IMI S.p.A.
 (banking)......................    15,500           274,276
Sirti S.p.A. (construction &
 housing).......................    11,500            69,481
Telecom Italia S.p.A.
 (telecommunications)...........    65,666           561,090
Telecom Italia S.p.A. di Risp
 (telecommunications)...........    25,000           157,560
Telecom Italia Mobile S.p.A.
 (telecommunications)...........    82,000           606,242
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications)......    63,000           297,025
Unicredito Italiano S.p.A.
 (banking)......................    45,000           267,110
Unione Immobiliare S.p.A. (real
 estate)........................    60,000            31,342
                                                 -----------
                                                   5,052,980
                                                 -----------

                                   Shares           Value
------------------------------------------------------------
JAPAN (10.9%)
Ajinomoto Co., Inc. (food &
 household products) (b)........    25,000       $   265,980
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (b)..................    23,000           238,584
Bridgestone Corp. (industrial
 components) (b)................    10,000           227,413
Denso Corp. (industrial
 components) (b)................     9,000           166,770
Fanuc, Ltd. (electronic
 components & instruments)
 (b)............................     4,000           137,246
Fujitsu, Ltd. (data processing &
 reproduction) (b)..............     2,000            26,687
Hitachi Corp., Ltd. (electrical
 & electronics) (b).............    48,000           297,898
Honda Motor Co., Ltd.
 (automobiles) (b)..............     7,000           230,250
Industrial Bank of Japan, Ltd.
 (The) (banking) (b)............    43,000           198,625
Ito-Yokado Co., Ltd.
 (merchandising)................     3,000           210,124
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)
 (b)............................     7,000           153,603
Kirin Brewery Co., Ltd.
 (beverages & tobacco) (b)......    35,000           446,846
Komatsu, Ltd. (machinery &
 engineering) (b)...............    27,000           141,954
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables) (b)........    15,000           265,847
Mitsubishi Chemical Corp.
 (chemicals) (b)................       687             1,450
Mitsubishi Electric Corp.
 (electrical & electronics) (a)
 (b)............................    56,000           176,256
Mitsubishi Estate Co., Ltd.
 (real estate) (b)..............     5,000            44,906
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (b)............................    52,000           202,854
Mitsui Fudosan Co., Ltd. (real
 estate)........................     7,000            53,063
NEC Corp. (electrical &
 electronics)...................    19,000           175,192
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     3,000           291,248
Nippon Express Co., Ltd.
 (transportation-road & rail)...     9,000            50,749
Nippon Oil Co., Ltd. (energy
 sources).......................    12,000            41,918
Nippon Telegraph & Telephone
 Corp. (telecommunications).....        70           541,151
Nomura Securities Co., Ltd.
 (financial services)...........    24,000           209,592
NTT Data Corp. (business &
 public services)...............        52           258,639
NTT Mobile Communication
 Network, Inc.
 (telecommunications)...........        23           948,167
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)...................    21,000           241,856
Osaka Gas Co., Ltd. (utilities-
 electrical & gas)..............     6,000            20,693

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Rohm Co., Ltd. (electronic
 components & instruments)......     3,000       $   273,693
Sankyo Co., Ltd. (health &
 personal care).................     6,000           131,394
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)......................    19,000            58,959
Sekisui Chemical Co., Ltd.
 (building materials &
 components)....................     1,000             6,738
Sharp Corp. (appliances &
 household durables)............    14,000           126,482
Shiseido Co., Ltd. (health &
 personal care).................    18,000           231,722
Sony Corp. (appliances &
 household durables)............     2,000           145,934
Sumitomo Bank, Ltd. (banking)...    17,000           174,837
Sumitomo Electric Industries
 (industrial components)........    20,000           225,374
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)....................    36,000           258,533
Takeda Chemical Industries, Ltd.
 (health & personal care).......     7,000           269,970
TDK Corp. (electronic components
 & instruments).................     3,000           274,757
Tobu Railway Co., Ltd.
 (transportation-road & rail)...    44,000           128,734
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)...     2,000            35,464
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)...     8,000           197,889
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)...................     7,000           279,279
Toppan Printing Co., Ltd.
 (business & public services)...     1,000            12,235
Toshiba Corp. (electrical &
 electronics)...................    41,000           244,640
Tostem Corp. (building materials
 & components)..................    13,000           258,178
Toyota Motor Corp.
 (automobiles)..................    25,000           680,466
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................    17,000           548,628
                                                 -----------
                                                  10,829,467
                                                 -----------

NETHERLANDS (5.4%)
ABN AMRO Holding N.V.
 (banking)......................    25,000           526,199
Akzo Nobel N.V. (chemicals).....     7,200           328,029
Elsevier N.V. (broadcasting &
 publishing)....................     6,200            86,888
Heineken N.V. (beverages &
 tobacco).......................     7,100           427,514
ING Groep N.V. (financial
 services)......................    13,707           836,298
Koninklijke KPN N.V.
 (telecommunications)...........     6,965           348,869
Royal Dutch Petroleum Co.
 (energy sources)...............    31,300         1,559,441

                                   Shares           Value
------------------------------------------------------------
NETHERLANDS (CONTINUED)
TNT Post Group N.V. (business &
 public services)...............     6,665       $   214,866
Unilever CVA N.V. (food &
 household products)............     9,100           778,269
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)....     1,203           257,566
                                                 -----------
                                                   5,363,939
                                                 -----------

NEW ZEALAND (1.4%)
Fletcher Challenge Building
 (building materials &
 components)....................   317,856           491,976
Telecom Corp. of New Zealand
 Ltd. (telecommunications)......   185,278           807,466
Telecom Corp. of New Zealand
 Ltd. (telecommunications) (a)
 (c)............................    51,200           112,244
                                                 -----------
                                                   1,411,686
                                                 -----------

PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)...........     7,300           224,427
Banco Espirito Santo e Comercial
 de Lisboa, S.A. Registered
 (banking)......................     4,400           136,559
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)...    16,800           369,877
Jeronimo Martins & Filho SGPS,
 S.A. (merchandising)...........     2,900           158,643
Portugal Telecom, S.A.
 Registered
 (telecommunications)...........     8,300           380,543
                                                 -----------
                                                   1,270,049
                                                 -----------

SPAIN (4.5%)
Acerinox, S.A. (metals-steel)...     2,030            47,353
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, S.A.
 Registered (banking)...........    12,960           336,158
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)...............     8,340           138,918
Banco Bilbao Vizcaya, S.A.
 Registered (banking)...........    39,870           626,121
Banco Central Hispanoamericano,
 S.A. (banking).................    25,260           300,410
Banco Santander, S.A. Registered
 (banking)......................    18,800           374,187
Corporacion Mapfre, S.A.
 (insurance)....................     2,060            55,977
Endesa, S.A.
 (utilities-electrical & gas)...    20,480           543,500
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing).......................     1,710           127,330
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...     2,930           319,505
Iberdrola, S.A.
 (utilities-electrical & gas)...    23,390           438,305

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Repsol, S.A. (energy sources)...     7,060       $   377,209
Telefonica, S.A.
 (telecommunications)...........    18,350           817,235
Telefonica, S.A. Bonus Rights
 (telecommunications) (a).......    18,350            16,317
                                                 -----------
                                                   4,518,525
                                                 -----------

SWEDEN (3.0%)
Astra AB Series A (health &
 personal care).................    32,300           659,504
ForeningsSparbanken AB
 (banking)......................     9,500           246,127
Hennes & Mauritz AB Series B
 (merchandising)................     2,100           171,512
Skandia Forsakrings AB
 (insurance)....................    10,600           162,160
Svenska Handelsbanken Series A
 (banking)......................     5,500           232,063
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics)...................    58,100         1,383,407
Volvo AB Series B
 (automobiles)..................     7,400           169,809
                                                 -----------
                                                   3,024,582
                                                 -----------

SWITZERLAND (8.1%)
Credit Suisse Group Registered
 (banking)......................     4,500           704,415
Nestle S.A. Registered (food &
 household products)............       850         1,850,408
Novartis S.A. Registered (health
 & personal care)...............       837         1,645,381
Roche Holdings AG Genusscheine
 (health & personal care).......       100         1,220,257
Schweizerische
 Rueckversicherungs Gesellschaft
 Registered (insurance).........       320           834,318
UBS AG Registered (banking).....     3,615         1,110,703
Zurich Allied AG Registered
 (insurance)....................     1,000           740,454
                                                 -----------
                                                   8,105,936
                                                 -----------

UNITED KINGDOM (21.0%)
Abbey National PLC (banking)....    25,080           537,040
Allied Zurich PLC (insurance)...    16,206           242,537
Barclays PLC (banking)..........    24,527           527,647
Bass PLC (leisure & tourism)....    72,671         1,022,294
BG PLC (utilities-electrical &
 gas)...........................    95,030           600,426
Boots Co. PLC (merchandising)...    27,343           464,714
British Airways PLC
 (transportation-airlines)......    66,702           451,683
British American Tobacco PLC
 (beverages & tobacco)..........    16,206           143,850

                                   Shares           Value
------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
British Petroleum Co. PLC
 (energy sources)...............    76,987       $ 1,148,975
British Telecommunications PLC
 (telecommunications)...........    98,700         1,485,343
Cable & Wireless PLC
 (telecommunications)...........    80,967           996,201
CGU PLC (insurance).............    32,766           512,178
Diageo PLC (beverages &
 tobacco).......................    51,978           584,179
EMI Group PLC (recreation &
 other consumer goods)..........    81,100           571,446
General Electric Co. PLC
 (electrical & electronics).....    75,486           678,205
Glaxo Wellcome PLC (health &
 personal care).................    42,818         1,468,268
Granada Group PLC (leisure &
 tourism).......................    13,560           240,614
Great Universal Stores PLC (The)
 (merchandising)................    33,110           346,781
HSBC Holdings PLC (banking).....    19,933           542,903
Imperial Chemical Industries PLC
 (chemicals)....................    67,680           584,425
Kingfisher PLC
 (merchandising)................    30,154           326,106
Lloyds TSB Group PLC
 (banking)......................    73,116         1,037,677
Marks & Spencer PLC
 (merchandising)................    50,396           344,199
National Power PLC (utilities-
 electrical & gas)..............    30,620           270,521
National Westminster Bank PLC
 (banking)......................    27,890           537,351
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)     8,611           101,722
Prudential Corp. PLC
 (insurance)....................    34,700           524,512
Reed International PLC
 (broadcasting & publishing)....    32,360           257,627
Rio Tinto PLC Registered
 (metals-nonferrous)............    26,460           305,527
Royal Bank of Scotland Group PLC
 (banking)......................    33,660           541,554
Sainsbury (J.) PLC
 (merchandising)................    34,475           268,299
Scottish Power PLC (utilities-
 electrical & gas)..............    23,010           235,638
SmithKline Beecham PLC (health &
 personal care).................    95,610         1,336,237
Unilever PLC (food & household
 products)......................    72,500           814,825
Vodafone Group PLC
 (telecommunications)...........    52,247           846,684
                                                 -----------
                                                  20,898,188
                                                 -----------
Total Common Stocks
 (Cost $76,613,873).............                  95,220,448
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                  Principal
                                   Amount           Value
------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
COMMERCIAL PAPER (0.4%)

UNITED STATES (0.4%)
Associates Corp. of North
 America
 5.08%, due 1/4/99
 (financial services)...........  $400,000       $   399,831
                                                 -----------
Total Short-Term Investment
 (Cost $399,831)................                     399,831
                                                 -----------
Total Investments
 (Cost $77,013,704) (d).........      96.0%       95,620,279(e)
Cash and Other Assets,
 Less Liabilities...............       4.0         4,022,049
                                     -----         ---------
Net Assets......................     100.0%      $99,642,328
                                     -----         ---------
                                     -----         ---------

-------
(a) Non-income producing security.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) Installment receipt is a transaction with a set contract price which is paid in installments over a period of time.
(d) The cost for Federal income tax purposes is $78,398,192.
(e) At December 31, 1998 net unrealized appreciation for securities was $17,222,087, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,404,313 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,182,226.

The table below sets forth the diversification of International Equity Fund Investments by industry.

                                       Value      Percent+
----------------------------------------------------------
INDUSTRY DIVERSIFICATION
Aerospace & Military Technology...  $   303,373      0.3%
Appliances & Household Durables...      597,223      0.6
Automobiles.......................    2,957,682      3.0
Banking...........................   14,278,451     14.3
Beverages & Tobacco...............    2,027,956      2.0
Broadcasting & Publishing.........    1,149,636      1.2
Building Materials & Components...    2,193,690      2.2
Business & Public Services........    1,700,608      1.7
Chemicals.........................    2,577,491      2.6
Construction & Housing............      196,811      0.2
Data Processing & Reproduction....       26,687      0.0*
Electrical & Electronics..........    5,682,074      5.7
Electronic Components &
 Instruments......................    1,206,831      1.2
Energy Sources....................    5,584,566      5.6
Financial Services................    1,445,721      1.5
Food & Household Products.........    4,995,919      5.0
Forest Products & Paper...........      838,413      0.8
Health & Personal Care............    9,695,891      9.7
Industrial Components.............      699,775      0.7
Insurance.........................    7,421,765      7.5
Leisure & Tourism.................    1,262,908      1.3
Machinery & Engineering...........      344,808      0.3
Merchandising.....................    4,740,679      4.8
Metals--Nonferrous................      780,287      0.8
Metals--Steel.....................       47,353      0.0*
Multi-Industry....................       75,926      0.1
Real Estate.......................      604,298      0.6
Recreation & Other Consumer
 Goods............................      862,694      0.9
Telecommunications................   13,653,465     13.7
Textile & Apparel.................      199,376      0.2
Transportation--Airlines..........      591,849      0.6
Transportation--Road & Rail.......      179,483      0.2
Transportation--Shipping..........      101,722      0.1
Utilities--Electrical & Gas.......    6,594,868      6.6
                                    -----------    -----
                                     95,620,279     96.0
Cash and Other Assets,
 Less Liabilities.................    4,022,049      4.0
                                    -----------    -----
Net Assets........................  $99,642,328    100.0%
                                    ===========    =====

-------
+ Percentages indicated are based on Fund net assets.
* Less than one-tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $77,013,704)..............................................       $ 95,620,279
Cash denominated in foreign currencies (identified cost
  $1,776,523)...............................................          1,801,676
Cash........................................................            158,714
Receivables:
  Dividends and interest....................................            259,726
  Investment securities sold................................            749,953
  Fund shares sold..........................................          1,686,413
Unrealized appreciation on forward foreign currency
  contracts.................................................            133,687
Unamortized organization expense............................              5,592
                                                                   ------------
  Total assets..............................................        100,416,040
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            120,997
  MainStay Management.......................................             83,872
  NYLIFE Distributors.......................................             66,742
  Transfer agent............................................             31,509
  Custodian.................................................             23,000
  Trustees..................................................                770
Accrued expenses............................................             83,575
Unrealized depreciation on forward foreign currency
  contracts.................................................            363,247
                                                                   ------------
  Total liabilities.........................................            773,712
                                                                   ------------
Net assets..................................................       $ 99,642,328
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     19,749
  Class B...................................................             62,511
  Class C...................................................                  9
Additional paid-in capital..................................         83,979,164
Accumulated distribution in excess of net investment
  income....................................................           (755,640)
Accumulated net realized loss on investments................         (2,051,711)
Net unrealized appreciation on investments..................         18,606,575
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and forward foreign
  currency contracts........................................           (218,329)
                                                                   ------------
Net assets..................................................       $ 99,642,328
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 24,115,065
                                                                   ============
Shares of beneficial interest outstanding...................          1,974,901
                                                                   ============
Net asset value per share outstanding.......................       $      12.21
Maximum sales charge (5.50% of offering price)..............               0.71
                                                                   ------------
Maximum offering price per share outstanding................       $      12.92
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 75,516,488
                                                                   ============
Shares of beneficial interest outstanding...................          6,251,105
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.08
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $     10,775
                                                                   ============
Shares of beneficial interest outstanding...................                892
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.08
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,476,273
  Interest..................................................      425,085
                                                              -----------
    Total income............................................    1,901,358
                                                              -----------
Expenses:
  Management................................................      906,887
  Distribution--Class B.....................................      528,201
  Distribution--Class C.....................................           10
  Transfer agent............................................      384,511
  Shareholder communication.................................       78,779
  Custodian.................................................       67,373
  Service--Class A..........................................       50,725
  Service--Class B..........................................      175,993
  Service--Class C..........................................            4
  Registration..............................................       45,954
  Professional..............................................       40,392
  Recordkeeping.............................................       33,255
  Amortization of organization expense......................        8,012
  Trustees..................................................        2,680
  Miscellaneous.............................................       29,722
                                                              -----------
    Total expenses..........................................    2,352,498
                                                              -----------
Net investment loss.........................................     (451,140)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    1,935,682
  Option transactions.......................................      (92,842)
  Foreign currency transactions.............................       29,488
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    1,872,328
                                                              -----------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   14,778,315
  Translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......     (460,882)
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   14,317,433
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   16,189,761
                                                              -----------
Net increase in net assets resulting from operations........  $15,738,621
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $202,947.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (451,140)   $   (264,494)
  Net realized gain (loss) on investments...................    1,935,682      (2,546,199)
  Net realized loss on option transactions..................      (92,842)             --
  Net realized gain on foreign currency transactions........       29,488       5,603,167
  Net change in unrealized appreciation on investments......   14,778,315       2,314,070
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    forward foreign currency contracts......................     (460,882)     (2,399,668)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   15,738,621       2,706,876
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................     (372,585)       (999,553)
    Class B.................................................     (713,493)     (3,204,542)
    Class C.................................................         (101)             --
                                                              ------------   ------------
      Total distributions to shareholders...................   (1,086,179)     (4,204,095)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   42,133,228       7,554,344
    Class B.................................................   26,219,637      35,130,288
    Class C.................................................        9,724              --
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      238,909         609,945
    Class B.................................................      674,371       2,990,896
    Class C.................................................           58              --
                                                              ------------   ------------
                                                               69,275,927      46,285,473
  Cost of shares redeemed:
    Class A.................................................  (39,188,478)     (7,941,595)
    Class B.................................................  (25,790,198)    (26,338,394)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    4,297,251      12,005,484
                                                              ------------   ------------
      Net increase in net assets............................   18,949,693      10,508,265
NET ASSETS:
Beginning of year...........................................   80,692,635      70,184,370
                                                              ------------   ------------
End of year.................................................  $99,642,328    $ 80,692,635
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of year............................................  $  (755,640)   $    (67,560)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                             Year ended December 31,
                                                                  ----------------------------------------------
                                                                   1998         1997         1996         1995
                                                                  -------      -------      -------      -------
Net asset value at beginning of period......................      $ 10.33      $ 10.48      $ 10.05      $  9.77
                                                                  -------      -------      -------      -------
Net investment income (loss)................................         0.01         0.80         0.29         0.27
Net realized and unrealized gain (loss) on investments......         2.13         0.03         0.07         0.10
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.06)       (0.36)        0.62         0.14
                                                                  -------      -------      -------      -------
Total from investment operations............................         2.08         0.47         0.98         0.51
                                                                  -------      -------      -------      -------
Less distributions:
  From net realized gain on investments and foreign currency
    transactions............................................        (0.20)       (0.62)       (0.52)       (0.15)
  In excess of net realized gain on investments.............           --           --        (0.03)       (0.08)
                                                                  -------      -------      -------      -------
Total distributions.........................................        (0.20)       (0.62)       (0.55)       (0.23)
                                                                  -------      -------      -------      -------
Net asset value at end of period............................      $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                                                  =======      =======      =======      =======
Total investment return (a).................................        20.17%        4.52%        9.78%        5.25%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............................         0.08%        0.19%        (0.1%)       (0.2%)
    Expenses................................................         2.01%        2.01%         2.0%         2.2%
Portfolio turnover rate.....................................           54%          43%          19%          25%
Net assets at end of period (in 000's)......................      $24,115      $17,452      $17,475      $12,856

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                       Class C
------------------------------------------------------------------      --------------
                                                    September 13,*      September 1**
           Year ended December 31,                     through             through
----------------------------------------------       December 31,        December 31,
 1998         1997         1996         1995             1994                1998
-------      -------      -------      -------      --------------      --------------
$ 10.22      $ 10.38      $  9.97      $  9.77         $ 10.00              $10.60
-------      -------      -------      -------         -------              ------
  (0.08)        0.72         0.24         0.26           (0.04)              (0.09)
   2.10         0.03         0.07         0.07           (0.16)               1.72
  (0.05)       (0.37)        0.59         0.09           (0.03)              (0.04)
-------      -------      -------      -------         -------              ------
   1.97         0.38         0.90         0.42           (0.23)               1.59
-------      -------      -------      -------         -------              ------
  (0.11)       (0.54)       (0.46)       (0.15)             --               (0.11)
     --           --        (0.03)       (0.07)             --                  --
-------      -------      -------      -------         -------              ------
  (0.11)       (0.54)       (0.49)       (0.22)             --               (0.11)
-------      -------      -------      -------         -------              ------
$ 12.08      $ 10.22      $ 10.38      $  9.97         $  9.77              $12.08
=======      =======      =======      =======         =======              ======
  19.34%        3.78%        9.05%        4.27%          (2.30%)             15.07%
  (0.67%)      (0.49%)       (0.8%)       (1.0%)          (1.6%)+            (0.67%)+
   2.76%        2.69%         2.7%         3.0%            3.9% +             2.76% +
     54%          43%          19%          25%              9%                 54%
$75,516      $63,241      $52,709      $25,341         $20,549              $   11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects

MainStay International Equity Fund

the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                         Contract         Contract       Unrealized
                                                          Amount           Amount      Appreciation/
                                                           Sold          Purchased     (Depreciation)
                                                      ---------------   ------------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring
  1/13/99...........................................  A$    2,259,000   $  1,418,427     $  32,562
Deutsche Mark vs. Irish Punt, expiring 1/4/99.......  DM   11,807,826   IP 4,747,348       (10,854)
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99.....  DM   26,800,000   $ 16,104,318       (57,985)
Irish Punt vs. Deutsche Mark, expiring 1/4/99.......  IP    4,747,348   DM11,823,000        19,966
Japanese Yen vs. U.S. Dollar, expiring 1/19/99......  Y 1,079,478,900   $  9,300,000      (294,408)
New Zealand Dollar vs. U.S. Dollar, expiring
  1/15/99...........................................  N$    2,660,000   $  1,426,704        21,067

                                                         Contract         Contract
                                                          Amount           Amount
                                                         Purchased          Sold
                                                      ---------------   ------------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring 1/25/99...  C$    9,015,000   $  5,809,430        60,092
                                                                                         ---------
Net unrealized depreciation on forward foreign
  currency contracts................................                                     $(229,560)
                                                                                         =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                               Number of
                                                               Contracts     Premium
                                                              -----------   ---------
Options outstanding at December 31, 1997....................           --   $      --
Options--assigned...........................................   (8,951,000)   (120,838)
Options--purchased..........................................   24,164,000     268,783
Options--sold...............................................   (3,151,500)    (31,799)
Options--expired............................................  (12,061,500)   (116,146)
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --   $      --
                                                              ===========   =========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              Number of
                                                              Contracts    Premium
                                                              ----------   --------
Options outstanding at December 31, 1997....................          --   $     --
Options--short sale.........................................  (8,951,000)   (53,706)
Options--buybacks...........................................   8,951,000     53,706
                                                              ----------   --------
Options outstanding at December 31, 1998....................          --   $     --
                                                              ==========   ========

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $819,751 and $29,488 have been reclassified from accumulated net realized loss on investments and accumulated undistributed net realized gain on foreign currency transactions to accumulated distribution in excess of net investment income due to the tax treatment of foreign currency losses and certain foreign investments.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

MainStay International Equity Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at December 31, 1998:

             Currency                                     Cost                      Value
----------------------------------                     ----------                 ----------
Australian Dollar   A$    (926,362)                    $ (570,637)                $ (568,229)
Belgian Franc       BF      10,828                            314                        315
Canadian Dollar     C$      11,445                          7,510                      7,451
Deutsche Mark       DM   3,070,428                      1,824,157                  1,843,425
Dutch Guilder       NLG    719,247                        381,635                    383,251
French Franc        FF       4,362                            776                        781
Irish Punt          IP      12,364                         18,460                     18,435
Italian Lira        IL   1,109,099                            657                        672
Japanese Yen        Y    2,964,586                         25,082                     26,281
New Zealand Dollar  N$      27,206                         14,199                     14,373
Norwegian Krone     NK          12                              2                          2
Pound Sterling      L       31,708                         52,764                     52,756
Spanish Peseta      SP   3,134,398                         21,560                     22,119
Swedish Krona       SK         357                             44                         44
                                                       ----------                 ----------
                                                       $1,776,523                 $1,801,676
                                                       ==========                 ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 1.00%. For the year ended December 31, 1998, the Manager earned $906,887.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.60% the average daily net assets of the Fund.

MainStay International Equity Fund

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $11,418 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $102,712 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $384,511.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $7,632,503, which represents 31.7% of the net assets of Class A shares at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $2,312 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $33,255 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $795,870 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2005 and 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $1,154,256 of qualifying realized capital gains and foreign exchange gains that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $53,825 and $43,005, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                          Period ended                      Year ended
                                                       December 31, 1998                December 31, 1997
                                               ----------------------------------      --------------------
                                               Class A      Class B      Class C*      Class A      Class B
                                               -------      -------      --------      -------      -------
Shares sold..................................   3,750        2,295          1            707         3,242
Shares issued in reinvestment of dividends...      20           57         --             59           296
                                               ------       ------        ----          ----        ------
                                                3,770        2,352          1            766         3,538
Shares redeemed..............................  (3,484)      (2,286)        --           (745)       (2,429)
                                               ------       ------        ----          ----        ------
Net increase.................................     286           66          1             21         1,109
                                               ======       ======        ====          ====        ======

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR
  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields Financial
                                     combination of capital appreciation and income.        Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. The potential for high yield is
                                     accompanied by higher risk. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

* As of December 31, 1998.
[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN11-02/99

  [RECYCLE LOGO]

                                              MAINSTAY INTERNATIONAL EQUITY FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                 [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Money Market Fund Highlights       3
                                                              Portfolio Management Discussion and
                                                                Analysis                                  4
                                                              Yields & Lipper Rankings                    6
                                                              Portfolio of Investments                    7
                                                              Financial Statements                       10
                                                              Notes to Financial Statements              16
                                                              Report of Independent Accountants          19
                                                              The MainStay Funds                         20

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Money Market Fund Highlights

                               1998 MARKET RECAP

- In 1998, the money markets were influenced in various ways by modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury issuance.

- During the first half of 1998, the money market yield curve was flat and exhibited low volatility, while during the second half of the year, volatility increased dramatically.

- Financial difficulties in Asia, Russia, and Brazil resulted in a flight to quality that raised demand for high-quality, highly liquid securities.

- In the third quarter, problems at a major hedge fund disrupted market activity, making it difficult for any but the strongest issuers to raise money in the capital markets.

- The Federal Reserve cut short-term interest rates three times between September and November 1998 to restore stability to the markets.

                                1998 FUND RECAP

- For the 7-day period ended 12/31/98, the MainStay Money Market Fund provided an effective yield of 4.63% and a current yield of 4.53% for Class A, Class B, and Class C shares.*

- Throughout the first half of year, the Fund maintained its portfolio's days to maturity in a relatively stable range, lengthening days to maturity in the late summer, when Russian and Latin American difficulties began to affect the market.

- Concentration on top-tier securities helped the Fund outperform as spreads widened to near-recession levels among second-tier names in the second half of the year.

- For the year ended 12/31/98, all share classes returned 5.01%, exceeding the 4.84% returned by the average Lipper* money market fund.

-------
* See footnote and table on page 6 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.


                                                                               3
                                                                               -

Portfolio Management Discussion and Analysis

Overall, 1998 was a year of extremes in the bond and money markets, causing investors to reevaluate risk at several levels. The first half of the year saw the lowest level of volatility in 15 years, while volatility in the second half of the year approached the highest level in a decade and a half.

A variety of forces fueled the progress of the income securities markets. The federal budget surplus resulted in reduced issuance. Meanwhile, the economy exhibited strong growth, low inflation, and low unemployment. In the third quarter, financial problems in Russia and other emerging markets fueled a flight to quality that greatly increased demand for government securities. The near collapse of one of the world's largest hedge funds and disappointing corporate earnings further eroded investor confidence. Yield spreads on second-tier money market securities widened to near-recession levels while first-tier securities remained strong. The Federal Reserve moved to stabilize the situation by cutting short-term interest rates three times in the third and fourth quarters.

HOW DID THE MAINSTAY MONEY MARKET FUND PERFORM IN THIS MARKET ENVIRONMENT?

For the 7-day period ended 12/31/98, the MainStay Money Market Fund provided an effective yield of 4.63% and a current yield of 4.53% for Class A, Class B, and Class C shares.(*) For the year ended 12/31/98, all share classes returned 5.01%, exceeding the 4.84% return of the average Lipper(+) money market fund. Class B shares also outperformed the average Lipper money market fund for the 5- and 10-year periods ended 12/31/98.

WHAT ACCOUNTED FOR THE FUND'S ABOVE-AVERAGE PERFORMANCE?

Several factors contributed to the Fund's strong performance. In the first half of the year, a flat yield curve provided few opportunities to add value by changing days to maturity, so the Fund concentrated on securities with yield-enhancing characteristics, such as Yankee issues, asset-backed commercial paper, and floating-rate notes. Each of these helped the Fund outperform in the first half of the year.

As financial difficulties in Russia and a major hedge fund setback began to unsettle the markets, we lengthened the Fund's investment portfolio's days to maturity, believing that the Federal Reserve Board would likely adopt an accommodative policy to help stabilize the situation. From September through December, the Federal Reserve Board moved to reduce short-term interest rates three times, which had a positive impact on the Fund's performance.

DID THE FUND OWN ANY SECURITIES IN TROUBLED MARKETS?

No. The Fund maintained its high-quality orientation throughout the year, avoiding emerging-market debt and Latin American issues. It concentrated entirely on top-tier money market instruments, which means securities in the highest rating category. It did not own any split-rated issues or second-tier securities during 1998.


FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

HEDGE FUND
--------------------
A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

YIELD SPREAD
--------------------
The difference in yield between securities in different market sectors, such as government and mortgage- backed securities--or between different securities in a single sector, such as 2- and 30-year Treasuries or PRIME-1 and PRIME-2 rated commercial paper.
-------
* Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 to 8/31/98.

+ See footnote and table on page 6 for more information on Lipper Inc.

4
-

WHAT TYPES OF YANKEE SECURITIES DID THE FUND OWN?

The Fund invested in securities issued by highly rated entities from Canada, Western Europe, and Australia. Most carried a long-term rating at or above AA.(++) The Fund invested in Yankee instruments issued by banks that are among the largest in the world and have strong franchises in their domestic markets.

DID ANY OF THE FUND'S SECURITIES FACE PROBLEMS DURING THE YEAR?

No they did not. This underscores the value of our decision to stick with the highest-quality securities. In the second half of the year, spreads on second-tier issues widened considerably, to near- recession levels. Since the Fund did not own any of these securities, it did not face the negative impact on performance that came with widening spreads.

WHERE DID THE FUND INVEST ITS ASSETS?

In extremely liquid investments, such as commercial paper and bank certificates of deposit, and floating-rate notes. The Fund did not invest in less liquid securities such as callable CDs or other issues with imbedded option features. Instead, the Fund stuck with relatively plain "vanilla" issues.

In terms of asset allocation, the Fund concentrated most heavily in commercial paper and CDs from banks and bank holding companies. Next were securities of finance companies, followed by brokerage companies. The Fund also had a relatively strong weighting in top-tier asset-backed securities. These are securities backed by collateral such as agency conventional mortgage loans, trade receivables, and corporate loans. Since these securities offer higher yields than ordinary commercial paper, they contributed positively to performance without compromising quality. In selecting asset-backed securities for the Fund, we look for collateral with high-credit quality.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect the Federal Reserve Board to remain on hold for the early part of 1999, but believe they may shift to a bias toward easing interest rates later in the year. We will manage the Fund's investment portfolio's days to maturity accordingly. While we remain optimistic, recent developments illustrate that risk is a major investor concern and dislocations can easily occur in the money market as a result of international developments or problems with corporate earnings. Whatever happens, the Fund will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.

Ed Munshower
Claude Athaide
Portfolio Managers
MacKay Shields Financial Corporation


FIRST-TIER/SECOND-TIER
--------------------
Money market instruments in the highest rating category by two or more major rating agencies are called first-tier or top-tier securities, while securities in the second- highest rating category by two or more major rating agencies are referred to as second- tier securities.

YIELD CURVE
--------------------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YANKEE ISSUES
--------------------
Dollar-denominated securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

SPLIT-RATED ISSUES
--------------------
Securities rated top tier by one credit rating agency and second tier by another.

-------
++ Debt rated AA by Standard & Poor's differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Yields & Lipper Rankings as of 12/31/98

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          4.63%                 4.53%
    Class B          4.63%                 4.53%
    Class C          4.63%                 4.53%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                   LIFE OF FUND
                      1 YEAR        5 YEARS        10 YEARS      THROUGH 12/31/98
    Class A         130 out of        n/a             n/a           100 out of
                    308 funds                                       224 funds

    Class B         130 out of     86 out of       54 out of        45 out of
                    308 funds      200 funds       125 funds         98 funds

    Class C            n/a            n/a             n/a              n/a

    Average Lipper
    money market
    fund              4.84%          4.77%           5.20%            5.44%

-------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 4.50%. The current yield is based on the 7-day period ending 12/31/98. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.

Portfolio of Investments December 31, 1998

                                 Principal        Amortized
                                  Amount             Cost
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (100.0%)+

ASSET-BACKED SECURITY (1.2%)
Bishop's Gate Residential
 Mortgage Trust
 Series 1998-2A Class A1
 5.75%, due 11/22/99
 (a)(b)(c)....................  $ 7,000,000      $  7,000,000
                                                 ------------

CERTIFICATES OF DEPOSIT (13.1%)
ABN Amro Bank New York
 5.75%, due 3/31/99 (c).......    5,000,000         5,005,019
Bayerische Landesbank
 Girozentrale
 5.09%, due 3/23/99 (b)(c)....    9,000,000         8,998,448
 5.41%, due 5/10/99 (b)(c)....    5,000,000         4,998,683
 5.65%, due 7/22/99 (b)(c)....    4,000,000         4,002,327
Commerzbank AG New York
 5.67%, due 3/5/99 (c)........    4,000,000         4,000,294
Deutsche Bank New York
 5.65%, due 3/22/99 (c).......    5,000,000         5,003,200
 5.70%, due 1/7/99 (c)........    4,000,000         3,999,995
Dresdner Bank AG
 5.15%, due 3/29/99 (c).......    7,000,000         6,999,548
ING Bank NV
 5.14%, due 3/15/99 (c).......    5,000,000         4,999,906
Rabobank Nederland NV New York
 4.83%, due 10/6/99 (c).......    5,000,000         5,000,000
 5.64%, due 7/30/99 (c).......    3,000,000         3,009,455
 5.74%, due 4/28/99 (c).......    6,000,000         6,002,388
Societe Generale New York
 5.56%, due 1/19/99 (c).......    2,950,000         2,949,986
 5.70%, due 1/7/99 (c)........    5,000,000         5,000,139
 5.80%, due 4/27/99 (c).......    1,000,000         1,000,565
 5.80%, due 4/28/99 (c).......    4,000,000         4,002,245
                                                 ------------
                                                   74,972,198
                                                 ------------

COMMERCIAL PAPER (78.9%)
Abbey National North America
 5.20%, due 1/6/99............    5,000,000         4,996,389
Alliance & Leicester PLC
 5.28%, due 3/8/99 (a)........    4,000,000         3,961,280
 5.33%, due 3/8/99 (a)........    2,740,000         2,713,226
Allianz of America Finance
 Corp.
 5.10%, due 3/24/99 (a).......    5,000,000         4,941,917
 5.15%, due 2/19/99 (a).......    5,000,000         4,964,951
Allomon Funding Corp.
 5.20%, due 3/23/99 (a).......    6,200,000         6,127,460
 5.45%, due 1/11/99 (a).......    5,000,000         4,992,431
American Express Credit Corp.
 5.18%, due 3/12/99...........    4,000,000         3,959,711
 5.25%, due 2/10/99...........    4,000,000         3,976,667
 5.25%, due 2/12/99...........    4,000,000         3,975,500
American General Finance Corp.
 5.04%, due 3/30/99...........    5,000,000         4,938,400
 5.23%, due 2/1/99............    5,000,000         4,977,482
-------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                 Principal        Amortized
                                  Amount             Cost
COMMERCIAL PAPER (CONTINUED)
ANZ (Delaware) Inc.
 5.06%, due 3/12/99...........  $ 5,000,000      $  4,950,854
Associates Corp. of North
 America
 5.04%, due 2/10/99...........    4,800,000         4,773,120
 5.16%, due 1/20/99...........    5,000,000         4,986,383
 5.25%, due 1/4/99............   10,000,000         9,995,625
Banca CRT Financial Corp.
 5.10%, due 3/8/99............    2,000,000         1,981,300
 5.15%, due 1/6/99............    3,550,000         3,547,461
 5.40%, due 1/25/99...........    5,000,000         4,982,000
 5.45%, due 1/27/99...........    3,000,000         2,988,192
 5.50%, due 1/19/99...........    4,182,000         4,170,500
 5.52%, due 2/8/99............    4,000,000         3,976,693
Bayerische Hypo-Und
 Vereinsbank AG
 4.77%, due 6/30/99...........    5,000,000         4,880,959
BCI Funding Corp.
 4.95%, due 5/17/99...........    2,150,000         2,109,795
 5.09%, due 3/8/99............    5,000,000         4,953,342
 5.12%, due 2/17/99...........    5,000,000         4,966,578
 5.23%, due 1/6/99............    5,000,000         4,996,368
 5.25%, due 2/9/99............    5,000,000         4,971,563
BellSouth Telecommunications
 Inc.
 5.00%, due 3/11/99...........    3,900,000         3,862,625
 5.05%, due 2/18/99...........    2,600,000         2,582,493
BTR Dunlop Finance Inc.
 5.15%, due 2/23/99 (a).......    5,000,000         4,962,090
Caisse Centrale Desjardins du
 Quebec
 4.93%, due 6/1/99............    5,000,000         4,896,607
 5.00%, due 4/1/99............    5,000,000         4,937,500
 5.18%, due 1/26/99...........    5,000,000         4,982,014
Chevron USA Inc.
 4.65%, due 3/12/99...........    5,000,000         4,954,792
Commerzbank U.S Finance Inc.
 5.20%, due 2/4/99............    5,045,000         5,020,223
Cregem North America Inc.
 5.00%, due 4/6/99............    5,000,000         4,934,028
 5.49%, due 1/5/99............    8,000,000         7,995,120
 5.49%, due 1/27/99...........    4,000,000         3,984,140
Deutsche Bank Financial Inc.
 5.15%, due 1/5/99............    5,000,000         4,997,139
Ford Motor Credit Co.
 5.04%, due 3/29/99...........    5,000,000         4,939,100
 5.08%, due 1/29/99...........    5,000,000         4,980,244
 5.15%, due 2/19/99...........    3,900,000         3,872,662
Formosa Plastics Corp. U.S.A.
 4.95%, due 6/14/99...........    4,000,000         3,909,800
 5.15%, due 2/9/99............    5,000,000         4,972,104
Franklin Resources Inc.
 5.17%, due 2/25/99 (a).......    3,974,000         3,942,611
General Electric Capital Corp.
 4.85%, due 3/10/99...........    5,000,000         4,954,194
 5.10%, due 3/10/99...........    4,000,000         3,961,467
 5.13%, due 1/25/99...........    5,000,000         4,982,900
 5.16%, due 2/2/99............    5,000,000         4,977,067
 5.30%, due 1/20/99...........    5,000,000         4,986,014

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                               7
                                                                               -

MainStay Money Market Fund

                                 Principal        Amortized
                                  Amount             Cost
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Generale Bank Inc.
 4.85%, due 6/15/99...........  $ 5,000,000      $  4,888,854
Goldman Sachs Group L.P. (The)
 5.23%, due 2/11/99...........    5,000,000         4,970,218
 5.24%, due 2/26/99...........    4,000,000         3,967,395
 5.25%, due 1/14/99...........    5,100,000         5,090,331
KFW International Finance Inc.
 4.90%, due 5/28/99...........    5,000,000         4,899,958
Lloyds Bank PLC
 4.83%, due 6/3/99............    5,000,000         4,897,362
Merrill Lynch & Co. Inc.
 5.16%, due 3/19/99...........    5,000,000         4,944,817
 5.34%, due 1/15/99...........    4,000,000         3,991,693
 5.35%, due 1/11/99...........    5,000,000         4,992,569
Morgan (JP) & Co. Inc.
 5.05%, due 3/25/99...........    5,000,000         4,941,785
 5.07%, due 1/27/99...........    5,000,000         4,981,692
Morgan Stanley, Dean Witter,
 Discover & Co.
 5.13%, due 1/12/99...........    5,000,000         4,992,163
 5.15%, due 1/21/99...........    5,000,000         4,985,695
 5.15%, due 2/4/99............    4,350,000         4,328,842
 5.26%, due 3/12/99...........    2,100,000         2,078,522
 5.40%, due 1/29/99...........    4,000,000         3,983,200
National Rural Utilities
 Cooperative Finance Corp.
 4.85%, due 4/27/99...........    3,600,000         3,543,740
 5.12%, due 1/14/99...........    5,100,000         5,090,571
 5.12%, due 2/8/99............    3,200,000         3,182,706
Norwest Corp.
 4.95%, due 2/3/99............    5,000,000         4,977,313
 5.09%, due 2/5/99............    5,000,000         4,975,257
Prudential Finance (Jersey)
 Ltd.
 5.08%, due 3/17/99...........    5,000,000         4,947,083
 5.18%, due 2/11/99...........    5,000,000         4,970,503
 5.25%, due 1/8/99............    5,000,000         4,994,896
Prudential Funding Corp.
 5.06%, due 3/11/99...........    5,000,000         4,951,508
 5.12%, due 1/13/99...........    5,000,000         4,991,467
Receivables Capital Corp.
 5.40%, due 1/29/99 (a).......    4,275,000         4,257,045
 5.50%, due 1/13/99 (a).......    5,000,000         4,990,833
Rio Tinto America Inc.
 5.35%, due 1/29/99 (a).......    3,800,000         3,784,188
Salomon Smith Barney Holdings
 Inc.
 5.12%, due 1/25/99...........    3,050,000         3,039,589
 5.14%, due 2/10/99...........    5,000,000         4,971,444
 5.23%, due 1/15/99...........    4,575,000         4,565,695
 5.40%, due 1/19/99...........    4,000,000         3,989,200
 5.44%, due 2/4/99............    2,420,000         2,407,567
San Paolo U.S. Financial Co.
 5.19%, due 2/19/99...........    5,000,000         4,964,679

-------------------------------------------------------------
                                 Principal        Amortized
                                  Amount             Cost
COMMERCIAL PAPER (CONTINUED)
Svenska Handelsbanken Inc.
 5.05%, due 3/15/99...........  $ 5,000,000      $  4,948,799
 5.08%, due 2/26/99...........    5,000,000         4,960,489
 5.10%, due 3/30/99...........    8,000,000         7,900,267
 5.27%, due 1/4/99............    5,000,000         4,997,804
UBS Finance (Delaware) Inc.
 5.01%, due 3/4/99............   10,000,000         9,913,717
 5.12%, due 2/12/99...........    5,000,000         4,970,157
UNIfunding Inc.
 5.21%, due 3/9/99............    3,550,000         3,515,578
 5.24%, due 3/9/99............    5,900,000         5,842,462
Woodstreet Funding Corp.
 5.27%, due 1/29/99...........    3,000,000         2,987,703
Xerox Corp.
 5.15%, due 1/22/99...........    5,000,000         4,984,979
Xerox Credit Corp.
 5.07%, due 1/26/99...........    5,000,000         4,982,396
                                                 ------------
                                                  452,877,812
                                                 ------------

MEDIUM-TERM NOTES (6.8%)
First Union Corp.
 5.61%, due 7/1/99 (b)(c).....    5,000,000         5,000,629
Goldman Sachs Group L.P. (The)
 5.25%, due 3/26/99
 (a)(b)(c)....................    7,500,000         7,500,000
International Business
 Machines Corp.
 5.52%, due 4/1/99 (b)(c).....    9,000,000         8,998,469
Merrill Lynch & Co. Inc.
 Series B
 5.20%, due 3/17/99 (b)(c)....    6,400,000         6,400,669
National Rural Utilities
 Cooperative Finance Corp.
 5.17%, due 9/21/99 (b)(c)....    4,000,000         4,000,000
Norwest Corp.
 5.27%, due 2/24/99 (b)(c)....    7,300,000         7,301,225
                                                 ------------
                                                   39,200,992
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $574,051,002)
 (e)..........................        100.0%      574,051,002
Liabilities in Excess of
 Cash and Other Assets........         (0.0)(d)      (108,137)
                                       ----        ----------
Net Assets....................        100.0%     $573,942,865
                                       ----        ----------
                                       ----        ----------

-------
 (a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1998.
 (c) Coupon interest bearing security.
(d) Less than one tenth of a percent.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Money Market Fund investments by industry.

                                  Amortized
                                     Cost          Percent +
------------------------------------------------------------
INDUSTRY DIVERSIFICATION

Auto Loans.....................  $ 13,792,007          2.4%
Banks #........................   248,010,056         43.2
Brokerage......................    96,023,045         16.7
Computers & Office Equipment...    18,965,844          3.3
Domestic Oils..................     4,954,792          0.9
Finance........................   138,258,284         24.1
Industrial.....................     4,962,090          0.9
Insurance......................    19,822,750          3.4
Residential Mortgage Loans.....     7,000,000          1.2
Telecommunication Services.....     6,445,118          1.1
Utilities--Electric............    15,817,016          2.8
                                 ------------        -----
                                  574,051,002        100.0
Liabilities in Excess of
 Cash and Other Assets.........      (108,137)        (0.0)##
                                 ------------        -----
Net Assets.....................  $573,942,865        100.0%
                                 ============        =====

-------

 + Percentages indicated are based on Fund net assets.
 # The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
## Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                               9
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (amortized cost
  $574,051,002).............................................       $574,051,002
Cash........................................................            177,428
Receivables:
  Interest..................................................          2,334,242
  Fund shares sold..........................................            122,000
                                                                   ------------
        Total assets........................................        576,684,672
                                                                   ------------
LIABILITIES:
Payables:
  MainStay Management.......................................            151,228
  Transfer agent............................................            128,001
  Fund shares redeemed......................................            110,431
  Custodian.................................................              5,905
  Trustees..................................................              4,020
Accrued expenses............................................            148,254
Dividend payable............................................          2,193,968
                                                                   ------------
        Total liabilities...................................          2,741,807
                                                                   ------------
Net assets..................................................       $573,942,865
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,497,503
  Class B...................................................          4,241,831
  Class C...................................................                184
Additional paid-in capital..................................        568,212,260
Accumulated net realized loss on investments................             (8,913)
                                                                   ------------
Net assets..................................................       $573,942,865
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $149,750,320
                                                                   ============
Shares of beneficial interest outstanding...................        149,750,320
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $424,174,193
                                                                   ============
Shares of beneficial interest outstanding...................        424,183,106
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $     18,352
                                                                   ============
Shares of beneficial interest outstanding...................             18,352
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


10
-

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $26,728,486
                                                              -----------
Expenses:
  Management................................................    2,297,072
  Transfer agent............................................    1,629,928
  Registration..............................................      151,239
  Shareholder communication.................................      148,672
  Recordkeeping.............................................       74,315
  Custodian.................................................       56,327
  Professional..............................................       52,103
  Trustees..................................................       15,009
  Miscellaneous.............................................       22,576
                                                              -----------
    Total expenses before reimbursement.....................    4,447,241
Expense reimbursement from Manager..........................   (1,107,346)
                                                              -----------
    Net expenses............................................    3,339,895
                                                              -----------
Net investment income.......................................   23,388,591
                                                              -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................        6,969
                                                              -----------
Net increase in net assets resulting from operations........  $23,395,560
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

Statement of Changes in Net Assets

                                                                Year ended      Year ended
                                                               December 31,    December 31,
                                                                   1998            1997
                                                              --------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   23,388,591   $  20,223,457
  Net realized gain (loss) on investments...................           6,969          (1,381)
                                                              --------------   -------------
  Net increase in net assets resulting from operations......      23,395,560      20,222,076
                                                              --------------   -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (5,052,302)     (3,484,902)
    Class B.................................................     (18,336,171)    (16,738,555)
    Class C.................................................            (118)             --
                                                              --------------   -------------
      Total dividends to shareholders.......................     (23,388,591)    (20,223,457)
                                                              --------------   -------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................     892,119,103     296,699,694
    Class B.................................................     663,115,998     560,499,416
    Class C.................................................          18,352              --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       4,475,675       3,089,563
    Class B.................................................      17,087,587      15,596,777
                                                              --------------   -------------
                                                               1,576,816,715     875,885,450
  Cost of shares redeemed:
    Class A.................................................    (827,769,898)   (272,754,087)
    Class B.................................................    (592,657,906)   (556,956,479)
                                                              --------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................     156,388,911      46,174,884
                                                              --------------   -------------
      Net increase in net assets............................     156,395,880      46,173,503
NET ASSETS:
Beginning of year...........................................     417,546,985     371,373,482
                                                              --------------   -------------
End of year.................................................  $  573,942,865   $ 417,546,985
                                                              ==============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

                       This page intentionally left blank


                                                                              13
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  -----------------------------------------------
                                                                              Year ended December 31,
                                                                  -----------------------------------------------
                                                                    1998         1997         1996         1995
                                                                  --------      -------      -------      -------
Net asset value at beginning of period......................      $   1.00      $  1.00      $  1.00      $  1.00
                                                                  --------      -------      -------      -------
Net investment income.......................................          0.05         0.05         0.05         0.05
                                                                  --------      -------      -------      -------
Less dividends from net investment income...................         (0.05)       (0.05)       (0.05)       (0.05)
                                                                  --------      -------      -------      -------
Net asset value at end of period............................      $   1.00      $  1.00      $  1.00      $  1.00
                                                                  ========      =======      =======      =======
Total investment return (a).................................          5.01%        5.08%        4.91%        5.51%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          4.90%        4.97%         4.8%         5.4%
    Net expenses............................................          0.70%        0.70%         0.7%         0.7%
    Expenses (before reimbursement).........................          0.93%        0.95%         1.0%         0.9%
Net assets at end of period (in 000's)......................      $149,751      $80,925      $53,890      $34,880

-------

 *   The Fund changed its fiscal year end from August 31 to December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

                                    Class B                                      Class C
    -----------------------------------------------------------------------   -------------
                                                 September 1                  September 1**
             Year ended December 31,               through      Year ended       through
    -----------------------------------------   December 31,    August 31,    December 31,
      1998       1997       1996       1995         1994*          1994           1998
    --------   --------   --------   --------   -------------   -----------   -------------
    $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00        $ 1.00
    --------   --------   --------   --------     --------       --------        ------
        0.05       0.05       0.05       0.05         0.02           0.03          0.02
    --------   --------   --------   --------     --------       --------        ------
       (0.05)     (0.05)     (0.05)     (0.05)       (0.02)         (0.03)        (0.02)
    --------   --------   --------   --------     --------       --------        ------
    $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00        $ 1.00
    ========   ========   ========   ========     ========       ========        ======
        5.01%      5.08%      4.91%      5.51%        1.54%          3.08%         1.60%

        4.90%      4.97%       4.8%       5.4%         4.6%+          3.1%         4.90%+
        0.70%      0.70%       0.7%       0.7%         0.7%+          0.7%         0.70%+
        0.93%      0.95%       1.0%       0.9%         0.9%+          1.0%         0.93%+
    $424,174   $336,622   $317,483   $279,843     $221,912       $192,477        $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on investments of the Fund


16
-

Notes to Financial Statements

are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended December 31, 1998, the Manager earned $2,297,072 and reimbursed the Fund $1,107,346.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Even though the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 1998, in the amount of $892,546.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and


                                                                              17
                                                                               -

MainStay Money Market Fund

shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $1,629,928.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $12,579 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $74,315 for the year ended December 31, 1998.

NOTE 4--LINE OF CREDIT: The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee; at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   Period ended                Year ended
                                                December 31, 1998           December 31, 1997
                                          ------------------------------   -------------------
                                          Class A    Class B    Class C*   Class A    Class B
                                          --------   --------   --------   --------   --------
Shares sold.............................   892,119    663,116         18    296,700    560,499
Shares issued in reinvestment of
  dividends.............................     4,476     17,088         --      3,089     15,597
                                          --------   --------   --------   --------   --------
                                           896,595    680,204         18    299,789    576,096
Shares redeemed.........................  (827,770)  (592,658)        --   (272,754)  (556,956)
                                          --------   --------   --------   --------   --------
Net increase............................    68,825     87,546         18     27,035     19,140
                                          ========   ========   ========   ========   ========

-------
* First offered on September 1, 1998.


18
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999


                                                                              19
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.


20
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.


                                                                              21
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


22
-

MAINSTAY MONEY MARKET FUND

             ANNUAL REPORT
         DECEMBER 31, 1998


                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.

[MAINSTAY(R) LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN12-02/99

  RECYCLE.LOGO

                                                                              23
                                                                               -

                                                    [MAINSTAY(R) BACKCOVER LOGO]


24
-

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay New York Tax Free Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay New
                                                              York Tax Free Fund versus Lehman Brothers
                                                              Municipal Bond Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification of Holdings--Top 5          7
                                                              Quality Breakdown                           8
                                                              Returns & Lipper Rankings                  12
                                                              Portfolio of Investments                   14
                                                              Financial Statements                       16
                                                              Notes to Financial Statements              22
                                                              Report of Independent Accountants          27
                                                              The MainStay Funds                         28

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay New York Tax Free Fund Highlights

                               1998 MARKET RECAP
- Seeking to take advantage of lower interest rates, many municipalities issued securities, dramatically increasing the supply of new issues in New York.

- Despite lower interest rates, the oversupply, combined with modest demand, left municipal prices virtually flat throughout the year, which caused practically all of the New York municipal market's total return to come from coupon payments.

- While municipal bonds tend to show less appreciation than government bonds when interest rates decline, in 1998, municipals underperformed Treasuries to a large degree.

- New York State had a generally positive year, with increasing tax revenues, gains on Wall Street, strong tourism, higher real-estate prices, and a budget surplus in New York City.

- Despite these positive factors, upstate regions remain dependent on low-growth businesses, unemployment remains higher than the national average, and budget deficits are projected for New York City in future years.

                                1998 FUND RECAP
- For the 12 months ended 12/31/98, the MainStay New York Tax Free Fund returned 5.38% for Class A shares and 5.00% for Class B and Class C shares,* excluding all sales charges.

- The Fund's shifting duration strategy alternately helped and hurt performance as the market made minor moves that were largely unpredictable.

- Diversification across various locations and types of municipal issuers helped the Fund manage risk, and concentration on stronger credits helped improve the quality of the Fund's portfolio.

- Although funds that could invest in lower-rated municipals tended to have higher yields, we believe that municipal "junk bonds" did not adequately compensate investors for the risks they had to assume.

- All share classes underperformed the average Lipper* New York municipal debt fund, which returned 5.64% for the year ended 12/31/98.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance figures for Class C shares include the performance of Class B shares from 1/1/98 through 8/31/98.

                                                                               3
                                                                               -

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1-Year 0.64%, 5-Year 4.43%, since inception 6.22%

                                               MAINSTAY NEW YORK TAX FREE   LEHMAN BROTHERS MUNICIPAL
Year end                                                  FUND                     BOND INDEX*                 INFLATION+
--------                                       --------------------------   -------------------------          ----------
10/1/91                                                   9550                        10000                       10000
12/91                                                     9749                        10335                       10051
12/92                                                    10628                        11247                       10349
12/93                                                    11916                        12628                       10632
12/94                                                    11353                        11975                       10908
12/95                                                    13167                        14066                       11192
12/96                                                    13569                        14689                       11563
12/97                                                    14708                        16038                       11758
12/98                                                    15499                        17077                       11947

CLASS B & CLASS C SHARES
Class B SEC Returns: 1-Year 0.00%, 5-Year 4.85%, since inception 6.75% Class C SEC Returns: 1-Year 4.00%, 5-Year 5.18%, since inception 6.75%

                                     MAINSTAY NEW YORK TAX         LEHMAN BROTHERS
Year end                               FREE FUND CLASS B & C    MUNICIPAL BOND INDEX*        INFLATION+
--------                             ---------------------      ---------------------        ----------
10/1/91                                      10000                      10000                  10000
12/91                                        10208                      10335                  10051
12/92                                        11128                      11247                  10349
12/93                                        12477                      12628                  10632
12/94                                        11888                      11975                  10908
12/95                                        13751                      14066                  11192
12/96                                        14145                      14689                  11563
12/97                                        15297                      16038                  11758
12/98                                        16062                      17077                  11947

--------

Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. Returns shown do not reflect the Contingent Deferred Sales Charge
(CDSC), as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance data varies after this date based on differences in their load and expense structures. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

When interest rates decline, bond prices rise. While municipal bonds typically appreciate less than government bonds, in 1998, their underperformance was more severe than usual. Historically, when a 30-year municipal bond yields 80% of a Treasury bond it is more than fully valued. Conversely, when it yields 90%, it is undervalued. But at the end of 1998, the ratio for municipal bonds nationwide was 98% or severely undervalued, and during early October when Treasuries were at their peak, the ratio rose to 103%.

New York municipal bonds followed this national trend and at year-end 1998 were exceedingly inexpensive on a relative basis. Nevertheless, the municipal market seemed unable to generate investor enthusiasm during 1998, as the stock market soared to new highs and long-term Treasury bonds provided total returns over 20%.

Seeking to take advantage of lower interest rates, many New York municipalities issued securities, sending the supply of new issues to high levels. This oversupply, combined with lackluster demand, left prices virtually flat throughout most of the year. As a result, practically all of the total return opportunities in the municipal bond market came from coupon payments.

From an economic standpoint, New York State had a generally positive year. With the boom on Wall Street, income and tax revenues rose. New York City enjoyed a budget surplus and anticipates an even larger surplus in 1999. Crime is down, which has helped fuel a boom in tourism and higher real estate prices. Against this positive backdrop, however, upstate New York continues to rely on manufacturing and low-growth businesses, and continues to lag the state as a whole. Unemployment in New York State remains significantly higher than the national average, and New York City's comptroller has cautioned that budget deficits are likely in future years.

New York City general obligation debt, which has been upgraded from BBB* to A3/A-,(+) now trades very well, but no longer provides the yield it once did.

HOW DID THE MAINSTAY NEW YORK TAX FREE FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay New York Tax Free Fund returned 5.38% for Class A shares and 5.00% for Class B and Class C shares(++) for the year ended 12/31/98, excluding all sales charges. All share classes underperformed the average Lipper(sec.) general municipal debt fund, which returned 5.64% for the year.

WHAT WERE THE PRIMARY REASONS THE FUND UNDERPERFORMED ITS PEERS?

The MainStay New York Tax Free Fund must limit its long-term investments to securities that at the time of purchase are in the top four rating categories by Moody's or S&P, or deemed by the subadvisor to be of comparable quality. This high-quality profile sets the Fund at a slight disadvantage to other funds that can invest in lower-quality bonds with higher yields. The effect was magnified in 1998, when flat municipal prices meant that virtually all of the total return for

-------
* Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

+ Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated A by S&P is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. Ratings may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

++ Performance figures for Class C shares include the performance of Class B shares from 1/1/98 through 8/31/98 sec. See footnote and table on page 12 for more information on Lipper Inc.


                                                                               5
                                                                               -

YIELD
--------------------
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

SUPPLY AND DEMAND
--------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

COUPON
--------------------
The interest rate an issuer promises to pay on a debt security until maturity, expressed as an annual percentage of the face value.



YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

Year end                                                                     Total Return %
--------                                                                     --------------
12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.97
12/96                                                                             3.06
12/97                                                                             8.39
12/98                                                                             5.38

See footnote * on page 12 for more information on performance.

CLASS B & CLASS C SHARES

Year end                                                                     Total Return %
--------                                                                     --------------
12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.67
12/96                                                                             2.86
12/97                                                                             8.14
12/98                                                                             5.00

Class B share returns reflect the historical performance of the Class A shares for the periods 12/91 through 12/94.
Class C share returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94 and B shares for periods 1/95 through 8/98. See footnote * on page 12 for more information on performance.


municipal bonds came from coupon payments.

The Fund's duration strategy also impacted the Fund's performance. In the first quarter, the Fund's duration was longer than what we take to be the average in the municipal universe. But we changed the Fund's duration strategy to neutral just when the market rebounded, which had a negative impact on the portfolio. Since midyear, the Fund has generally had a long duration, which was a plus in the third quarter, but negative in the fourth quarter of 1998.

WHY HAS THE FUND MAINTAINED A LONG DURATION?

The Fund's long duration reflects our belief that municipal bonds are at their

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 12/31/98

                                  [PIE CHART]


Transportation - (Bridge/Toll Road/Highway/Ports)               18.1%
Education/Dormitory                                             16.4%
Health Care                                                     12.6%
Hospital/Nursing home                                            9.8%
Utility - Water                                                  9.5%
All Other                                                       33.6%

Actual percentages will vary over time.

most attractive level compared to Treasuries since 1986. At year end, the Fund was positioned to benefit from lower interest rates, with relatively large positions in zero-coupon bonds and noncallable bonds. These securities tend to perform especially well in declining rate environments.

WAS 1998 A PARTICULARLY DIFFICULT MARKET FOR NEW YORK MUNICIPAL INVESTORS?

In many ways it was. Given the historical relationship of municipals and Treasuries, we would have expected more interest in municipal bonds. But given the oversupply in the market, which flattened price performance severely, the Fund faced a challenge to find ways to remain competitive.

HOW DID THE FUND ADDRESS THAT CHALLENGE?

One way was by taking a more aggressive stance on the coupon structure of the Fund's holdings. We pared back on the Fund's coupon holdings such as 5.00% and 5.125% coupons and added zero-coupon bonds, noncallable bonds, and 4.50% to 4.75% coupons. These coupons generally do much better in a declining interest-rate environment, either because they have a longer duration or are likely to reach their par value later than bonds with slightly higher coupons. When a bond reaches its par value, it may be priced as if it had reached its call date, which lowers the bond's duration and typically has a negative impact on total return. We believe shifting the Fund's coupon structure helped position the portfolio positively in the general market environment.

WHAT IS THE OVERALL CREDIT QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT PORTFOLIO?

As of 12/31/98, it was about AA(|), which is relatively high quality. About 64% of the credits in the Fund's portfolio were rated AAA(#) by S&P and 6.9% of the Fund's assets were invested in lower-rated BBB credits, with the rest of the portfolio invested in between.

In recent years, there has been a continuing increase in insured credits, or bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also



DURATION
--------------------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


-------
 | Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 # Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


                                                                               7
                                                                               -

ZERO-COUPON SECURITY
--------------------
A security that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer receives the rate of return by gradual appreciation of the security, which is redeemed at face value upon maturity.

NONCALLABLE SECURITY
--------------------
A security that cannot be redeemed at the option of the issuer prior to maturity.

BASIS POINT
--------------------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.



reduces the risk of default, regardless of the issuer's credit quality. The increase in insured credits has made it more difficult to find securities that provide yield advantages in the municipal market.

HOW HAS THE FUND DEALT WITH THIS CHALLENGE?

By diversifying the portfolio across various quality ratings allowed by the prospectus and seeking bonds we believe provide attractive compensation for their level of risk. When yield spreads across different ratings are narrow, we may prefer the potential safety of higher-quality bonds as opposed to gaining a couple of basis points in yield from a lower-quality issue. Even when a bond is insured, we look at the quality of the underlying credit to make sure the return is commensurate with other bonds that may be available.

In selecting bonds, we also pay close attention to prerefunding potential, which can have a dramatic impact on performance. Prerefundings tend to occur as rates decline and issuers with higher-coupon bonds find that they can refinance at advantageous rates. If the bonds are not prerefunded, they may provide attractive yields, which may also benefit the Fund.

WHAT EXACTLY IS PREREFUNDING?

Most bonds carry a provision that allows the issuer to call the bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

ARE PREREFUNDING CANDIDATES GOOD MUNICIPAL INVESTMENTS?

We think they are, and several of the Fund's best-performing bonds in 1998


QUALITY BREAKDOWN--TOP 5 AS OF 12/31/98

AAA                                                      64.1%
AA                                                       10.8%
A                                                        19.1%
BBB                                                       5.6%
Cash, Equivalents & Other Assets, Less Liabilities        0.4%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.
See the prospectus for details.

benefited from their prerefunding potential. In addition, several of the Fund's most significant purchases in 1998 were bought at least partially because they may be prerefunded in the future.

The Fund bought New York City Water Authority 5.75% bonds due 2026 for their prerefunding potential. The same was true of New York City General Obligation 6.00% bonds of 2025 and New York State Medical Care 6.00% bonds of 2035. While we believe each of these issues has an attractive coupon and should contribute positively to performance over time, these purchases were unable to realize their prerefunding potential in the virtually flat market in 1998, so their contribution to performance was essentially neutral.

DID YOU MAKE ANY PURCHASES FOR THE FUND FOR OTHER REASONS?

Of course, we may have a variety of reasons for purchasing bonds for the portfolio. In the fourth quarter, the Fund purchased New York City Industrial Development Authority 4.50% bonds due 2033. The bonds helped maintain a long duration with a deep-discount coupon and were part of our coupon restructuring strategy. Unfortunately, long-duration bonds tended to underperform in the fourth quarter, so the impact on the Fund was negative. Late in December, the Fund purchased Port Authority of New York 5.375% bonds due 2027. We feel the issuer is a very solid trading name and believe we bought the bonds at a reasonable price, but because they were purchased so late in the year, they had little impact on performance. The Fund also purchased Triborough Bridge and Tunnel Authority 6.125% bonds due 2021. These noncallable bonds should do well in a declining interest rate environment. We believe the purchase had a positive effect in positioning the Fund for the future.

WHAT WERE SOME OF THE FUND'S MAJOR SALES IN 1998?

The Fund sold New York City Transitional Finance Authority 5.00% bonds due 2027 as part of its coupon restructuring. The Fund used the proceeds to purchase bonds with a lower--and we believe less-vulnerable--coupon. The same was true of Orange County New York 5.125% bonds due 2020. With New York City Water 5.125% bonds of 2022, we were able to use the proceeds to buy bonds with a higher coupon from the same issuer. All of these sales helped position the portfolio positively should interest rates decline.

During the year, the Fund also sold New York Port Jervis Industrial Development Authority bonds at a profit as part of a general strategy to reduce its exposure to BBB-rated hospitals. In 1998, Moody's downgraded over $11 billion of health care credits while upgrading only $1.7 billion. In addition, a major bankruptcy at Allegheny Health System, a large Pennsylvania-based hospital system, shocked the market. While these events have not yet meaningfully impacted the entire hospital sector, we believe they may have an increasing effect as more hospitals experience financial trouble. As a result, we believe selling the Port Jervis bonds was a positive decision.

WHICH BONDS WERE THE FUND'S STRONGEST PERFORMERS IN 1998?

The Fund purchased New York City Transitional Finance Authority 4.75% bonds due 2023 at a market low and

                                                                               9
                                                                               -

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

FEDERAL RESERVE BOARD
--------------------
The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, establishes bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.


they were the Fund's best-performing assets. New York City Water 5.75% bonds due 2026 were also purchased at a low point in the market. Since they also offered prerefunding potential, they provided a strongly positive contribution to the Fund's performance. Another issue, New York State Dormitory Authority St. John's 5.75% bonds due 2027, also benefited from prerefunding potential. New York State Dormitory Rockefeller College 4.75% bonds due 2037 were high-quality, long-duration bonds that showed strong performance for the year. The Fund had purchased Niagara Falls Bridge & Toll 5.25% bonds due 2015 several years ago. These noncallable bonds performed better than many other noncallable issues. Finally, New York State Dormitory Manhattanville College zero-coupon bonds due 2019 and 2021 showed very strong performance as the supply of zero-coupon issues was limited and demand for long-duration bonds was generally high throughout the year.

DID THE FUND OWN BONDS THAT DIDN'T PERFORM AS WELL?

With an oversupply of new issues strongly affecting the market, it was difficult to anticipate when the market would be up or down. As a result, the Fund made several purchases near the market top, which turned out to be poor performers as prices declined. Issues that fit that description included New York State Dormitory 4.50% bonds due 2028, Metropolitan Transit Authority 5.625% bonds due 2027, and New York City Water 5.50% bonds due 2027.

WAS THE FUND UNDERWEIGHTED IN ANY SECTORS AT YEAR END?

The Fund seeks diversification across different portions of the state and a wide variety of municipal sectors. It invests in everything from roads, airports, and hospitals to water, pollution control, and education bonds. In 1998, the Fund was heavily underweighted in energy bonds and electric-utility issues because we were concerned about the potential effects of deregulation. We believe this was a prudent decision that worked in the interests of the Fund's shareholders.

While the Fund seeks a variety of coupons and maturities, at the end of the year, the Fund had more zero-coupon, noncallable, and deep-discount bonds than the average fund, seeking to take advantage of lower interest rates. Because of the Fund's quality constraints, the Fund was underweighted in lower-rated credits. During the year, we also underweighted housing credits, which we believe had a positive impact on the Fund, since housing bonds tend to perform poorly in a declining interest-rate environment as prepayment potential increases.

WHAT MAJOR RISKS DO INVESTORS FACE, AND HOW ARE YOU MANAGING THEM?

Since the Fund has a long duration, it would tend to underperform if interest rates began to rise. We manage this risk by continually monitoring the economy, inflation, and anticipated action by the Federal Reserve Board. If inflation were to increase, we would probably reduce the Fund's duration.

10
-

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We have positioned the Fund to seek to take advantage of lower interest rates and a return to the historical relationship between municipal and Treasury bonds. We believe if rates continue to decline, the Fund's overweighted positions in zero-coupon bonds, noncallable issues, and deep-discount bonds should contribute positively to performance. We believe our concentration on prerefunding candidates may also help the Fund enjoy gains if municipal rates drop as much as 50 basis points.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.


                                                                          11
                                                                          -

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS   THROUGH 12/31/98
    Class A          5.38%    5.40%          6.90%
    Class B          5.00%    5.18%          6.75%
    Class C          5.00%    5.18%          6.75%

   FUND SEC RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS   THROUGH 12/31/98
    Class A          0.64%    4.43%          6.22%
    Class B          0.00%    4.85%          6.75%
    Class C          4.00%    5.18%          6.75%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                              LIFE OF FUND
                     1 YEAR      5 YEARS    THROUGH 12/31/98
    Class A         66 out of   27 out of    30 out of
                    99 funds    58 funds     40 funds
    Class B         85 out of      n/a       63 out of
                    99 funds                 77 funds
    Class C            n/a         n/a          n/a
    Average Lipper
    NY municipal
    debt fund         5.64%       5.17%        7.08%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

                    NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A            $10.08      $0.4617      $0.0787
    Class B            $10.01      $0.4323      $0.0787
    Class C            $10.01      $0.1408      $0.0787

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and B shares for periods 1/1/95 up to 8/31/98.
  Performance data for the two classes after this date vary based on differences in their load.

12
-

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering (10/1/91) through 12/31/98. Class B shares were first offered to the public on 1/3/95; Class C shares on 9/1/98.


                                                                              13
                                                                               -

Mainstay New York Tax Free Fund

                                   Principal
                                     Amount          Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (99.7%)+

NEW YORK (98.1%)
Battery Park City Authority
 Revenue
 Series A
 5.50%, due 11/1/26..............  $ 900,000       $  937,125
Metropolitan Transportation
 Authority
 New York Commuter Facilities
 Revenue Series A
 5.625%, due 7/1/27..............    850,000          899,937
New York City General Obligation
 Series D
 6.00%, due 2/15/25 (c)..........    955,000        1,024,237
 Series C
 7.20%, due 8/15/15 (c)..........     50,000           53,625
 Series F
 8.20%, due 11/15/04 (c).........     60,000           67,650
New York City Industrial
 Development
 Agency Civic Facility Revenue
 Lighthouse International Project
 4.50%, due 7/1/33...............  1,790,000        1,617,712
New York City Municipal Water
 Finance Authority, Water and
 Sewer
 Systems Revenue, Series B
 5.50%, due 6/15/27..............    400,000          417,452
 5.75%, due 6/15/26..............  1,200,000        1,285,500
 5.875%, due 6/15/26.............    500,000          533,750
New York City Transitional
 Finance Authority Revenue
 Future Tax Secured
 Series C
 4.75, due 5/1/23................    600,000          570,750
 Series B
 4.75%, due 11/15/23.............    500,000          475,625
New York State Dormitory
 Authority
 Revenue
 Manhattanville
 (zero coupon), due 7/1/19.......  2,175,000          774,844
 (zero coupon), due 7/1/21.......  1,175,000          376,000
 New York University Series A
 5.75%, due 7/1/27...............    500,000          565,000
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29 (d)...........    800,000          817,712
 Rockefeller University
 4.75%, due 7/1/37...............    900,000          850,500
 St. Johns University
 5.70%, due 7/1/26...............    500,000          531,875
 State University Educational
 Facilities
 5.50%, due 5/15/26..............    750,000          774,375

-------
+ Percentages indicated are based on fund net assets.

                                   Principal
                                     Amount          Value
-------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Dormitory
 Authority
 Revenue
 Services Facilities
 Mental Health
 4.50%, due 8/15/28..............  $ 600,000       $  545,250
New York State Energy Research &
 Development Authority
 Electric Co. Facilities Revenue
 Con Edison, Project A
 7.50% due 1/1/26 (a)............    500,000          520,720
New York State Environmental
 Facilities Corp. Pollution
 Control
 Series B
 7.50% due 3/15/11...............    600,000          616,602
New York State Local Government
 Assistance Corp.
 (zero coupon), due 4/1/14.......  1,500,000          723,750
New York State Medical Care
 Facilities
 Finance Agency Revenue
 7.35%, due 2/15/29..............    615,000          640,184
 7.375%, due 8/15/19.............    400,000          415,276
 7.50%, due 2/15/21..............    315,000          340,988
 7.875%, due 8/15/20.............     55,000           59,125
 8.875%, due 8/15/07.............    455,000          465,797
 Hospital & Nursing Home
 8.00%, due 2/15/28..............     20,000           20,486
 Montefiore Medical Center
 6.00%, due 2/15/35 (d)..........    850,000          924,375
 St. Francis Hospital of Roslyn
 Project A
 7.625%, due 11/1/21 (d).........  1,035,000        1,068,969
New York State Thruway Authority
 Service Contract Revenue
 Local Highway and Bridge
 5.75%, due 4/1/16...............    900,000          954,549
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15..............    715,000          757,900
Port Authority of New York &
 New Jersey Consolidated Bonds
 Series 52
 9.00%, due 11/1/14..............    650,000          677,820
 Series 109
 5.375%, due 7/15/27.............  1,000,000        1,032,500
Triborough Bridge & Tunnel
 Authority
 of New York, General Purpose
 Revenue, Series Y
 6.125%, due 1/1/21..............    750,000          866,250
                                                   ----------
                                                   23,204,210
                                                   ----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Portfolio of Investments December 31, 1998

                                  Principal
                                   Amount           Value
------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
(CONTINUED)

PUERTO RICO (1.6%)
Puerto Rico Commonwealth
 General Obligation
 Public Improvement
 4.75%, due 7/1/23..............  $400,000       $   380,500
                                                 -----------
Total Long-Term Municipal Bonds
 (Cost $23,194,979).............                  23,584,710
                                                 -----------

SHORT-TERM INVESTMENT (2.5%)
New York State Energy Research &
  Development Authority
  Pollution Control Revenue
  Electric & Gas, Series B
  5.05%, due 2/1/29 (b).........   600,000           600,000
                                                 -----------
Total Short-Term Investment
 (Cost $600,000)................                     600,000
                                                 -----------
Total Investments
 (Cost $23,794,979) (e).........     102.2%       24,184,710(f)
Liabilities in Excess of Cash
 and Other Assets...............      (2.2)         (518,689)
                                     -----         ---------
Net Assets......................     100.0%      $23,666,021
                                     -----         ---------
                                     -----         ---------

-------
 (a) Interest on these securities is subject to alternative minimum tax.
 (b) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
 (c) Prerefunding securities -- issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (d) Segregated as collateral for futures contracts.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (f) At December 31, 1998, net unrealized appreciation was $389,731, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $630,283 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $240,552.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $23,794,979)..............................................       $24,184,710
Cash........................................................           357,458
Receivables:
  Interest..................................................           359,444
  Fund shares sold..........................................            77,158
  MainStay Management.......................................             6,478
                                                                   -----------
    Total assets............................................        24,985,248
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,253,062
  Fund shares redeemed......................................             4,580
  NYLIFE Distributors.......................................             6,570
  Transfer agent............................................             4,312
  Custodian.................................................             5,705
  Trustees..................................................               183
Accrued expenses............................................            44,563
Variation margin on futures contracts.......................               252
                                                                   -----------
    Total liabilities.......................................         1,319,227
                                                                   -----------
Net assets..................................................       $23,666,021
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    15,330
  Class B...................................................             8,208
Additional paid-in capital..................................        23,233,018
Accumulated undistributed net realized gain on
  investments...............................................            19,734
Unrealized appreciation on investments......................           389,731
                                                                   -----------
Net assets..................................................       $23,666,021
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,448,514
                                                                   ===========
Shares of beneficial interest outstanding...................         1,532,975
                                                                   ===========
Net asset value per share outstanding.......................       $     10.08
Maximum sales charge (4.50% of offering price)..............              0.47
                                                                   -----------
Maximum offering price per share outstanding................       $     10.55
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,217,256
                                                                   ===========
Shares of beneficial interest outstanding...................           820,767
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.01
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       251
                                                                   ===========
Shares of beneficial interest outstanding...................                25
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.01
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,201,755
                                                              ----------
Expenses:
  Management................................................     106,011
  Shareholder communication.................................      54,535
  Transfer agent............................................      40,666
  Service--Class A..........................................      36,654
  Service--Class B..........................................      16,351
  Professional..............................................      24,234
  Custodian.................................................      20,733
  Distribution--Class B.....................................      16,337
  Recordkeeping.............................................       8,000
  Registration..............................................       5,556
  Trustees..................................................         638
  Miscellaneous.............................................      20,207
                                                              ----------
    Total expenses before reimbursement.....................     349,922
Expense reimbursement from Manager..........................     (70,678)
                                                              ----------
    Net expenses............................................     279,244
                                                              ----------
Net investment income.......................................     922,511
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................     252,505
  Futures transactions......................................      (1,761)
                                                              ----------
Net realized gain on investments............................     250,744
Net change in unrealized appreciation on investments........     (86,245)
                                                              ----------
Net realized and unrealized gain on investments.............     164,499
                                                              ----------
Net increase in net assets resulting from operations........  $1,087,010
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   922,511    $   910,529
  Net realized gain on investments..........................      250,744        389,340
  Net change in unrealized appreciation on investments......      (86,245)       213,878
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    1,087,010      1,513,747
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (649,522)      (695,736)
    Class B.................................................     (272,985)      (218,110)
    Class C.................................................           (4)            --
  From net realized gain on investments:
    Class A.................................................     (141,453)      (184,623)
    Class B.................................................      (71,954)       (73,041)
    Class C.................................................           (2)            --
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,135,920)    (1,171,510)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    3,306,693        542,479
    Class B.................................................    3,642,989      1,935,502
    Class C.................................................          250             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      377,476        375,244
    Class B.................................................      208,607        184,143
    Class C.................................................            4             --
                                                              -----------    -----------
                                                                7,536,019      3,037,368
  Cost of shares redeemed:
    Class A.................................................   (2,017,731)    (2,924,796)
    Class B.................................................   (1,201,673)      (728,335)
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    4,316,615       (615,763)
                                                              -----------    -----------
      Net increase (decrease) in net assets.................    4,267,705       (273,526)
NET ASSETS:
Beginning of year...........................................   19,398,316     19,671,842
                                                              -----------    -----------
End of year.................................................  $23,666,021    $19,398,316
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

                       This page intentionally left blank

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                                --------------------------------------------------------------------------
                                                                                              September 1
                                                          Year ended December 31,               through         Year ended
                                                -------------------------------------------   December 31       August 31,
                                                 1998      1997         1996         1995        1994*             1994
                                                -------   -------      -------      -------   -----------       ----------
Net asset value at beginning of period........  $ 10.09   $  9.91      $ 10.12      $  9.20     $  9.58          $ 10.43
                                                -------   -------      -------      -------     -------          -------
Net investment income.........................     0.45      0.49         0.50         0.52        0.19             0.56
Net realized and unrealized gain (loss) on
  investments.................................     0.08      0.32        (0.21)        0.91       (0.39)           (0.59)
                                                -------   -------      -------      -------     -------          -------
Total from investment operations..............     0.53      0.81         0.29         1.43       (0.20)           (0.03)
                                                -------   -------      -------      -------     -------          -------
Less dividends and distributions:
  From net investment income..................    (0.46)    (0.49)       (0.50)       (0.51)      (0.18)           (0.57)
  From net realized gain on investments.......    (0.08)    (0.14)          --           --          --            (0.25)
                                                -------   -------      -------      -------     -------          -------
Total dividends and distributions.............    (0.54)    (0.63)       (0.50)       (0.51)      (0.18)           (0.82)
                                                -------   -------      -------      -------     -------          -------
Net asset value at end of period..............  $ 10.08   $ 10.09      $  9.91      $ 10.12     $  9.20          $  9.58
                                                =======   =======      =======      =======     =======          =======
Total investment return (a)...................     5.38%     8.39%        3.06%       15.97%      (2.11%)          (0.35%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.....................     4.43%     4.88%         5.0%         5.4%        6.1%+            5.7%
    Net expenses..............................     1.24%     1.24%        1.24%        1.24%       0.99%+           0.99%
    Expenses (before reimbursement)...........     1.57%     1.41%         1.4%         1.4%        1.2%+            1.1%
Portfolio turnover rate.......................      157%      212%         114%         114%         39%             169%
Net assets at end of period (in 000's)........  $15,499   $13,814      $15,572      $18,248     $17,106          $17,862

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

                     Class B                           Class C
    ------------------------------------------      --------------
                                                    September 1**
             Year ended December 31,                   through
    ------------------------------------------       December 31,
     1998        1997        1996        1995            1998
    ------      ------      ------      ------      --------------
    $10.03      $ 9.84      $10.02      $ 9.20          $10.11
    ------      ------      ------      ------          ------
      0.43        0.45        0.45        0.59            0.13
      0.06        0.33       (0.18)       0.82           (0.01)
    ------      ------      ------      ------          ------
      0.49        0.78        0.27        1.41            0.12
    ------      ------      ------      ------          ------
     (0.43)      (0.45)      (0.45)      (0.59)          (0.14)
     (0.08)      (0.14)         --          --           (0.08)
    ------      ------      ------      ------          ------
     (0.51)      (0.59)      (0.45)      (0.59)          (0.22)
    ------      ------      ------      ------          ------
    $10.01      $10.03      $ 9.84      $10.02          $10.01
    ======      ======      ======      ======          ======
      5.00%       8.14%       2.86%      15.67%           1.18%

      4.18%       4.63%        4.7%        5.1%           4.18%+
      1.49%       1.49%       1.49%       1.49%           1.49%+
      1.82%       1.66%        1.6%        1.6%           1.82%+
       157%        212%        114%        114%            157%
    $8,217      $5,585      $4,100      $1,588            --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

MainStay New York Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of

22
-

Notes to Financial Statements

market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $32,286 has been reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income due to recharacterization of distributions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain

                                                                              23
                                                                               -

MainStay New York Tax Free Fund

distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1998, the Manager earned $106,011 and reimbursed the Fund $70,678.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.25% of the average daily net assets of the Fund.

24
-

Notes to Financial Statements

To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $3,909 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $13,598 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $40,666.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, NYLIFE Distributors beneficially held shares of Class A of the Fund with a net asset value of $5,034,853 which represents 32.6% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $555 for the year ended December 31, 1998.

                                                                              25
                                                                               -

MainStay New York Tax Free Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $8,000 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $36,729 and $32,897, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rates. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Period ended                        Year ended
                                                    December 31, 1998                   December 31, 1997
                                           ------------------------------------       ---------------------
                                           Class A       Class B       Class C*       Class A       Class B
                                           -------       -------       --------       -------       -------
Shares sold..............................    327           362            --             55           195
Shares issued in reinvestment of
  dividends and distributions............     37            21            --             37            18
                                            ----          ----            --           ----           ---
                                             364           383            --             92           213
Shares redeemed..........................   (199)         (119)           --           (294)          (73)
                                            ----          ----            --           ----           ---
Net increase (decrease)..................    165           264            --(a)        (202)          140
                                            ====          ====            ==           ====           ===

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

26
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay New York Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999


                                                                              27
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields Financial
                                     combination of capital appreciation and income.        Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

1 Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

2 An indirect wholly owned subsidiary of New York Life Insurance Company.

3 Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

28
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

4 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

5 High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

6 As of 6/2/97, this Fund was closed to new investors.

                                                                              29
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

7 Although some of the instruments the Fund purchases are backed by the U.S.
  government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

8 A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

9 Some of the Fund's income may be subject to the Alternative Minimum Tax.
  Capital gains, if any, may also be taxed.

30
-

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  * As of December 31, 1998.

  [MAINSTAY.LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN13-02/99

  [RECYCLE.LOGO]

                                                 MAINSTAY NEW YORK TAX FREE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                             [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Research Value Fund Highlights     3
                                                              $10,000 Invested in the MainStay
                                                              Research Value Fund versus S&P/Barra
                                                                Large Value Index and Inflation--Class
                                                                A, Class B, & Class C Shares              4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                                Periods Ended 6/30/98 and 12/31/98        7
                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Fund & Lipper Returns                      11
                                                              Top 10 Holdings                            12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           12
                                                              Portfolio of Investments                   13
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              19
                                                              Report of Independent Accountants          24
                                                              The MainStay Funds                         25

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Research Value Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- Growth stocks outperformed value stocks within the large-capitalization sector, and a small group of large-cap companies accounted for most of the positive performance of the S&P 500* Index.

- Russia's economic collapse, a weakening economic outlook in Latin America, and ongoing economic woes in Asia along with lower corporate profits and expectations of slower growth in the U.S. caused U.S. equity markets to tumble in the third quarter.

- Fears of global recession and financial market instability prompted three successive 0.25% interest-rate cuts by the Federal Reserve Board beginning in late September, providing a psychological boost that set the stage for the equity market's unexpectedly speedy rebound in the fourth quarter.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- The MainStay Research Value Fund commenced operations on 6/1/98.

- The Fund returned 3.00% for Class A shares and 2.50% for Class B and Class C shares,(+) excluding all sales charges, for the since-inception period from 6/1/98 through 12/31/98.

- The Fund's performance results reflected a period when the value management style was generally out of favor.

- Each share class underperformed the average Lipper(+) growth & income fund, which returned 4.88% for the since-inception period.

-------
* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into an index.

(+) See footnote and table on page 11 for more information on Lipper Inc.
    Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

$10,000 Invested in the MainStay Research Value Fund versus S&P/Barra Large Value Index and Inflation

CLASS A SHARES SEC Returns: since inception -2.67%

                                                 MAINSTAY RESEARCH VALUE      S&P/BARRA LARGE VALUE
                                                          FUND                       INDEX*                 INFLATION (CPI)(+)
                                                 -----------------------      ---------------------         ----------------
6/01/98                                                   9450.00                    10000.00                    10000.00
6/30/98                                                   9327.00                    10076.00                    10006.00
9/30/98                                                   8203.00                     8775.00                    10043.00
12/31/98                                                  9733.00                    10305.00                    10098.00

CLASS B SHARES SEC Returns: since inception -2.50%

                                                 MAINSTAY RESEARCH VALUE      S&P/BARRA LARGE VALUE
                                                          FUND                       INDEX*                 INFLATION (CPI)(+)
                                                 -----------------------      ---------------------         ----------------
6/01/98                                                  10000.00                    10000.00                    10000.00
6/30/98                                                   9870.00                    10076.00                    10006.00
9/30/98                                                   8660.00                     8775.00                    10043.00
12/31/98                                                  9750.00                    10305.00                    10098.00

CLASS C SHARES SEC Returns: since inception 1.50%

                                                 MAINSTAY RESEARCH VALUE      S&P/BARRA LARGE VALUE
                                                          FUND                       INDEX*                 INFLATION (CPI)(+)
                                                 -----------------------      ---------------------         ----------------
6/01/98                                                  10000.00                    10000.00                    10000.00
6/30/98                                                   9870.00                    10076.00                    10006.00
9/30/98                                                   8660.00                     8775.00                    10043.00
12/31/98                                                 10150.00                    10305.00                    10098.00

------------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "S&P 500(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P/Barra Large Value Index is an unmanaged, market-capitalization weighted index like the S&P 500, and is made up of those companies in the S&P 500 with lower price-to-book ratios. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Overall, tame inflation, solid corporate earnings growth, and a corresponding drop in interest rates had a tremendous positive impact on stock prices, with the S&P 500* Index gaining 28.58% for the one-year period ended 12/31/98. However, the performance of the S&P 500 Index demonstrated a significant tiering effect, whereby a small number of large-capitalization, high-priced stocks accounted for the bulk of the market's return. In addition, within the large-capitalization sector, growth stocks outperformed value stocks by the widest margin ever measured.

Volatility also increased throughout the period. In fact, during the period since the Fund's inception, the equity markets experienced particularly dramatic swings. After a sluggish month in June, lower corporate profits, expectations of slower U.S. economic growth, and the General Motors strike pushed stocks to tumble in a July sell-off. Bad news continued in August, as Russia devalued its currency and defaulted on its domestic debt. Weak commodity prices dampened the economic outlook for Latin America, and ongoing economic instability in Asia impacted markets worldwide. Declining consumption of U.S. goods and inexpensive exports from these nations placed considerable downward pressure on U.S. corporate profitability. An impending credit crunch, political infighting, and the collapse of a high-profile hedge fund only added to investor concerns. One result was that investors preferred large-growth companies without regard to valuation considerations.

The S&P 500 Index scored large gains early in September, which helped it quickly recover more than half of its August losses before faltering toward the end of the month. Frustrated by a move by the Federal Reserve Board to reduce interest rates by just 0.25%, the markets tumbled once again, only to rebound as the Federal Reserve rapidly cut rates 0.25% twice more in the fourth quarter. This demonstrated commitment to maintaining global financial stability--along with a lack of panic among small-market investors after the summer plunge--was all the markets needed to spark a powerful rally that fueled the strongest fourth-quarter returns for most of the major U.S. large-cap equity indices in some twenty years. The quarter was led by the technology sector in general and Internet-related stocks in particular.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY RESEARCH VALUE FUND PERFORM IN 1998?

The MainStay Research Value Fund commenced operations on 6/1/98. For the seven-month period ended 12/31/98, the Fund returned 3.00% for Class A shares and 2.50% for Class B and Class C shares,(+) excluding all sales charges. All share classes underperformed the average Lipper(++) growth & income fund, which returned 4.88% over the same seven-month period.

WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM ITS PEERS?

The market environment during the Fund's since-inception period was extremely tiered, with gains being concentrated in a small number of growth

-------
   * See footnote on page 3 for more information on the S&P Index.
 (+) Performance for Class C shares includes the historical performance of
     Class B shares from inception (6/1/98) through 8/31/98.
(++) See footnote and table on page 11 for more information on Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

Period end                                               Total Return %
6/98                                                    -1.30 Class A
12/98                                                    3.00 Class A
6/98                                                    -1.30 Class B & Class C
12/98                                                    2.50 Class B & Class C

Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98.
See footnote * on page 11 for more information on performance.

stocks trading at high price/earnings multiples. Prolonged periods of investment uncertainty throughout 1998 favored companies with historically reliable earnings growth, as well as specific sectors of the market, such as the technology and consumer discretionary sectors.

While some value managers tried to improve returns by stepping into the high-growth arena, the MainStay Research Value Fund remained true to its discipline, focusing on stocks with value characteristics, such as low price-to-earnings and price to cash flow ratios, which have the potential to perform well over time. Thus, many of the Fund's investments were in sectors of the market that did not perform well relative to the S&P 500 Index as a whole.

For example, many of the traditional value sectors of the market--capital goods, financials, and energy--proved to be very challenging areas in which to find outperformers in 1998. These sectors were hurt more in the third-quarter downturn than the average stock. Also, by holding even small cash balances in the portfolio, the Fund did not fully benefit from the market's strong recovery in the fourth quarter of 1998.

Still, given our long-term view of the market, we believe the Fund's portfolio is well positioned should investors begin to look beyond high-valuation, high growth-oriented equities and toward the many attractively valued sectors.

WHAT CHANGES WERE MADE TO THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

During the 7-month reporting period, we sought to take advantage of changing market conditions by trimming the Fund's positions in certain relative outperformers and reinvesting the proceeds from those sales in some stocks that had underperformed. This strategy successfully enabled us to build the Fund's positions in stocks at what we believed to be attractive prices. We also made many individual buy and sell decisions for the Fund as a result of assessing stock-specific issues, including the outlook for profits


PRICE-TO-EARNINGS RATIO
-----------------------
Price of a stock divided by its earnings per share.

PRICE TO CASH FLOW RATIO
------------------------
Relationship between the price of the stock and the amount of free cash flow the company is able to generate.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

[PIE CHART]

Insurance                                       10.2%
Broadcast/Media                                  7.9%
Natural Gas Distributors & Pipelines             7.3%
Computers                                        6.3%
Aerospace/Defense                                5.3%
All Other                                       63.0%

Actual percentages will vary over time.

and the presence of a catalyst to unlock value for shareholders.

WHAT WERE SOME OF THE FUND'S MOST SIGNIFICANT PURCHASES?

In the fourth quarter of 1998, the Fund purchased or significantly added to holdings in three companies--MediaOne Group, AirTouch Communications, and The Williams Companies. In each case, we believe the asset value of the underlying company is significantly higher than the stock's market value and that the company has a strong business outlook.

WHAT WERE SOME OF THE FUND'S MOST SIGNIFICANT SALES?

We sold some of the Fund's position in Genentech from October through November, as the stock approached the target price at which we believed downside risk outweighed potential upside opportunity. The Fund also reduced some of its position in PepsiCo during the same time period, since it had produced solid relative performance through a challenging market environment and had achieved the price target we had set. We sold the Fund's holding in J.C. Penney in December because of ongoing disappointments in the earnings of this department store chain.

WHICH OF THE FUND'S HOLDINGS PROVIDED THE BEST PERFORMANCE?

Texas Instruments generated the single highest gain for the year, rising 90%(sec.) on strength in the Digital Signal Processor (DSP) market, the company's announced sale of its memory business, and the rally in the technology sector in general. IBM rose 76% on this sector rally, based on its strength in the services business, and improvements in its mainframe and personal computer businesses. Other strong performers included AirTouch Communications, up 74%; Pfizer, up 67%; and Anheuser-Busch, up 49%.

WHICH OF THE FUND'S STOCKS UNDERPERFORMED?

Unocal Corp. was the worst-performing stock in the Fund's portfolio, with a decline of 25%, as crude oil prices became severely depressed during 1998.


-------
(sec.) Returns reflect performance for the 12-month period ended 12/31/98.
       Please note the Fund's inception date was 6/1/98 and the Fund was not in existence for the full 12-month period.

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART]

                                                                                                CASH, EQUIVALENTS & OTHER ASSETS,
COMMON STOCKS                                                        PREFERRED STOCKS                   LESS LIABILITIES
-------------                                                        ----------------           ---------------------------------
89.4 %                                                                      2.90 %                              7.70 %

Owens-Illinois, a container/packaging company purchased in mid-June, fell 19%, on concerns about its business exposure to economically weak emerging markets. Loral Space & Communications declined 17%, after the failure of its telecommunications satellite launch and concerns over the viability of its technology. Lockheed Martin fell 14% over general concerns about aerospace stocks and certain failures of execution within the company itself.

IS THE FUND OVERWEIGHTED OR UNDERWEIGHTED IN ANY PARTICULAR SECTORS?

We are not top-down portfolio managers who seek to invest in or avoid particular sectors, based on market timing or macroeconomic factors. Instead, we use a bottom-up, value-oriented stock selection process for the Fund, which results in investments across a wide range of market sectors, based on where we perceive long-term value opportunities. When appropriate, we seek to reduce risk by avoiding overweighting of a particular sector. For the period ended 12/31/98, the Fund was neither deliberately underweighted nor overweighted in any particular sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As 1998 has once again proved, equity markets are unpredictable, particularly in the short term. Volatility will almost certainly continue in 1999. It also seems unlikely that stock market returns can continue at the levels we have seen in recent years.

That said, we see strong, positive economic signs in the months ahead, which bodes well for the U.S. equity markets. We anticipate solid economic growth, low inflation, favorable consumer fundamentals, and low interest rates. Certain equity sectors may be impacted, however, by slowing profitability. The industrial sectors, in particular, may be additionally affected by adverse developments abroad. There also remains an ongoing, wide valuation disparity between value stocks and growth stocks, which may persist for some time.

BOTTOM-UP INVESTING
--------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be over-weighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

However, we do believe that the vast disparity between these large-capitalization sectors has become so wide and the growth style has dominated for so long that a change in fashion may not be too far off. The growth style of investing among large-capitalization stocks has been favored for more than five years now, as represented by the S&P 500/Barra's Growth and Value Indices. Prior to this run favoring growth, the longest period in which one style remained in favor without a significant reversal was three years. It is too early to declare that a change is at hand, even with the fourth quarter's upturn and slight narrowing of the valuation gulf, but we are cautiously optimistic that it might be.

Our experience has shown it is often when the value investment style is out of favor that we can concentrate on favorable buying opportunities in undervalued stocks that have the potential to generate strong long-term performance. Thus, we will pursue investments for the Fund that our research-intensive process identifies as having attractive return potential with limited risk of capital loss. In particular, we will seek to identify companies with catalysts that we believe could create value for shareholders going forward.

Regardless of market movements, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies--and we will continue to apply our research-intensive process in selecting stocks for the Fund.

John A. Levin
Jeffrey A. Kigner
G. Todd Silva
Portfolio Managers
John A. Levin & Co.


Past performance is no guarantee of future results.

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                          LIFE OF FUND THROUGH 12/31/98
    Class A                           3.00%
    Class B                           2.50%
    Class C                           2.50%

   FUND SEC RETURNS*

                          LIFE OF FUND THROUGH 12/31/98
    Class A                          -2.67%
    Class B                          -2.50%
    Class C                           1.50%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                          LIFE OF FUND THROUGH 12/31/98
    Average Lipper
    growth & income fund              4.88%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $10.30      $0.0000      $0.0000
    Class B     $10.25      $0.0000      $0.0000
    Class C     $10.25      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                                       AMOUNT
   Tribune Co.                                                       $580,800
   MediaOne Group, Inc.                                               493,500
   First Data Corp.                                                   491,156
   Texas Instruments Inc.                                             470,594
   Aetna Inc.                                                         463,887
   International Business Machines Corp.                              461,875
   KeySpan Energy Corp.                                               449,500
   Bell Atlantic Corp.                                                448,819
   AirTouch Communications, Inc.                                      447,175
   Bank of New York Co., Inc. (The)                                   418,600

10 Largest Purchases for the period ended 12/31/98

   SECURITY                                                AMOUNT OF PURCHASE
   KeySpan Energy Corp.                                              $612,254
   Tribune Co.                                                        557,491
   First Data Corp.                                                   474,151
   Owens-Illinois, Inc.                                               472,778
   Black & Decker Corp. (The)                                         457,583
   Aetna Inc.                                                         444,055
   MediaOne Group, Inc.                                               442,112
   Unocal Corp.                                                       408,589
   TRW Inc.                                                           401,495
   Bell Atlantic Corp.                                                380,430

10 Largest Sales for the period ended 12/31/98

   SECURITY                                                  AMOUNT OF SALE
   Philip Morris Cos., Inc.                                          $339,704
   General Mills, Inc.                                                287,506
   Penney (J.C.) Co.                                                  260,486
   TIG Holdings, Inc.                                                 259,803
   Minnesota Mining & Manufacturing Co.                               254,659
   Fortune Brands, Inc.                                               246,794
   Hewlett-Packard Co.                                                244,309
   Lilly (Eli) & Co.                                                  243,629
   Kimberly-Clark Corp.                                               239,766
   First Union Corp.                                                  235,737

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (89.4%)+

AEROSPACE/DEFENSE (5.3%)
Lockheed Martin Corp. ..........     2,700       $   228,825
Sundstrand Corp. ...............     5,600           290,500
United Technologies Corp. ......     2,550           277,313
                                                 -----------
                                                     796,638
                                                 -----------

AUTO PARTS & EQUIPMENT (2.8%)
TRW Inc. .......................     7,400           415,788
                                                 -----------
BANKS (5.2%)
Bank of New York Co., Inc.
 (The)..........................    10,400           418,600
Mellon Bank Corp. ..............     4,800           330,000
Northern Trust Corp. ...........       400            34,925
                                                 -----------
                                                     783,525
                                                 -----------

BEVERAGES (1.7%)
Anheuser-Busch Cos. Inc. .......     2,800           183,750
PepsiCo, Inc. ..................     1,700            69,594
                                                 -----------
                                                     253,344
                                                 -----------

BIOTECHNOLOGY (1.2%)
Genentech, Inc. (a).............     2,300           183,281
                                                 -----------

BROADCAST/MEDIA (6.3%)
Chancellor Media Corp. (a)......     8,300           397,362
Fox Entertainment Group Inc.--
 Class A (a)....................     2,400            60,450
MediaOne Group, Inc. (a)........    10,500           493,500
                                                 -----------
                                                     951,312
                                                 -----------
CHEMICALS (3.7%)
Du Pont (E. I.) de Nemours &
 Co. ...........................     3,900           206,944
Monsanto Co. ...................     7,400           351,500
                                                 -----------
                                                     558,444
                                                 -----------

COMPUTERS (6.3%)
First Data Corp. ...............    15,500           491,156
International Business Machines
 Corp. .........................     2,500           461,875
                                                 -----------
                                                     953,031
                                                 -----------

CONTAINERS--METALS & GLASS (2.4%)
Owens-Illinois, Inc. (a)........    12,000           367,500
                                                 -----------
------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

                                   Shares           Value
------------------------------------------------------------

ELECTRICAL EQUIPMENT (4.6%)
General Electric Co. ...........     3,600       $   367,425
Philips Electronics NV-NY.......     4,900           331,669
                                                 -----------
                                                     699,094
                                                 -----------

ELECTRONICS (3.1%)
Texas Instruments Inc. .........     5,500           470,594
                                                 -----------

FOOD (3.6%)
Nabisco Holdings Corp.--Class
 A..............................     7,100           294,650
Ralston Purina Co. .............     7,500           242,812
                                                 -----------
                                                     537,462
                                                 -----------

GOLD & PRECIOUS METALS MINING
 (0.8%)
Getchell Gold Corp. (a).........     4,200           114,450
                                                 -----------

HARDWARE & TOOLS (2.0%)
Black & Decker Corp. (The)......     5,500           308,344
                                                 -----------

HEALTH CARE--DRUGS (2.8%)
Lilly (Eli) & Co. ..............     1,700           151,087
Pfizer Inc. ....................     2,150           269,691
                                                 -----------
                                                     420,778
                                                 -----------

INSURANCE (10.2%)
Ace, Ltd. ......................     9,800           337,487
Aetna Inc. .....................     5,900           463,887
EXEL Ltd.--Class A..............     3,700           277,500
Partnerre Ltd. .................     5,600           256,200
Tokio Marine & Fire Insurance
 Co. Ltd. (The).................     3,500           212,625
                                                 -----------
                                                   1,547,699
                                                 -----------

MANUFACTURING (1.1%)
Allied Signal Inc. .............     3,800           168,388
                                                 -----------

MISCELLANEOUS (1.3%)
Harris Corp. ...................     5,400           197,775
                                                 -----------

NATURAL GAS DISTRIBUTORS &
 PIPELINES (7.3%)
KeySpan Energy Corp.............    14,500           449,500
Sempra Energy...................    11,800           299,425
Williams Cos., Inc. (The).......    11,500           358,656
                                                 -----------
                                                   1,107,581
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

                                   Shares           Value
------------------------------------------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS--EXPLORATION &
 PRODUCTION (1.4%)
Conoco Inc.--Class A (a)........     9,900       $   206,662
                                                 -----------

OIL--INTEGRATED (4.7%)
Amerada Hess Corp. .............     2,000            99,500
Chevron Corp. ..................     3,300           273,694
Unocal Corp. ...................    11,700           341,494
                                                 -----------
                                                     714,688
                                                 -----------

PAPER & FOREST PRODUCTS (1.1%)
Macmillan Bloedel Ltd. .........    16,500           165,000
                                                 -----------
PUBLISHING (3.9%)
Tribune Co. ....................     8,800           580,800
                                                 -----------

TELECOMMUNICATIONS (3.6%)
AirTouch Communications, Inc.
 (a)............................     6,200           447,175
Loral Space & Communications
 Ltd. (a).......................     5,600            99,750
                                                 -----------
                                                     546,925
                                                 -----------

TELEPHONE (3.0%)
Bell Atlantic Corp. ............     7,900           448,819
                                                 -----------
Total Common Stocks
 (Cost $12,371,537).............                  13,497,922
                                                 -----------

PREFERRED STOCKS (2.9%)

BROADCAST/MEDIA (1.6%)
News Corp Ltd.--Pfd. (b)........     9,700           239,469
                                                 -----------

                                   Shares           Value
------------------------------------------------------------

CONTAINERS--METALS & GLASS (0.1%)
Owens-Illinois, Inc. 4.75%
 (Conv).........................       700       $    29,750
                                                 -----------

MANUFACTURING (1.2%)
Sealed Air Corp. (Conv).........     3,400           176,375
                                                 -----------
Total Preferred Stocks
 (Cost $382,471)................                     445,594
                                                 -----------
                                  Principal
                                   Amount
                                 -----------
SHORT-TERM INVESTMENT (8.1%)
TIME DEPOSIT (8.1%)
Cayman Bank of New York
 4.375%, due 1/4/99.............  $1,222,000       1,222,000
                                                 -----------
Total Short-Term Investment
 (Cost $1,222,000)..............                   1,222,000
                                                 -----------
Total Investments
 (Cost $13,976,008) (c).........     100.4%       15,165,516(d)
Liabilities in Excess of Cash,
 and Other Assets...............      (0.4)          (60,526)
                                     -----       -----------
Net Assets......................     100.0%      $15,104,990
                                     -----       -----------
                                     -----       -----------

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt
(c) The cost for Federal income tax purposes is $14,029,091.
(d) At December 31, 1998, net unrealized appreciation was $1,136,425, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,626,085 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $489,660.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $13,976,008)..............................................       $15,165,516
Cash........................................................               360
Receivables:
  Fund shares sold..........................................           104,269
  Dividends and interest....................................             9,892
Unamortized organization expense............................            59,631
                                                                   -----------
        Total assets........................................        15,339,668
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           114,694
  Fund shares redeemed......................................            45,212
  MainStay Management.......................................            10,405
  Custodian.................................................             9,439
  NYLIFE Distributors.......................................             5,937
  Transfer agent............................................             4,517
  Trustees..................................................               154
Accrued expenses............................................            44,320
                                                                   -----------
        Total liabilities...................................           234,678
                                                                   -----------
Net assets..................................................       $15,104,990
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    10,078
  Class B...................................................             4,477
  Class C...................................................               135
Additional paid-in capital..................................        14,364,871
Accumulated net realized loss on investments................          (464,079)
Net unrealized appreciation on investments..................         1,189,508
                                                                   -----------
Net assets..................................................       $15,104,990
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,378,084
                                                                   ===========
Shares of beneficial interest outstanding...................         1,007,847
                                                                   ===========
Net asset value per share outstanding.......................       $     10.30
Maximum sales charge (5.50% of offering price)..............              0.60
                                                                   -----------
Maximum offering price per share outstanding................       $     10.90
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 4,588,901
                                                                   ===========
Shares of beneficial interest outstanding...................           447,712
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.25
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   138,005
                                                                   ===========
Shares of beneficial interest outstanding...................            13,464
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.25
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:

Income:
  Dividends (a).............................................  $  101,506
  Interest..................................................      33,193
                                                              ----------
    Total income............................................     134,699
                                                              ----------
Expenses:
  Management................................................      61,472
  Shareholder communication.................................      41,683
  Transfer agent............................................      23,957
  Registration..............................................      21,056
  Professional..............................................      18,650
  Service--Class A..........................................      13,506
  Service--Class B..........................................       4,484
  Service--Class C..........................................          90
  Distribution--Class B.....................................      13,365
  Distribution--Class C.....................................         270
  Custodian.................................................       9,439
  Organization..............................................       7,828
  Recordkeeping.............................................       7,133
  Trustees..................................................         328
  Miscellaneous.............................................      18,965
                                                              ----------
    Total expenses..........................................     242,226
                                                              ----------
Net investment loss.........................................    (107,527)
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (464,079)
Net unrealized appreciation on investments..................   1,189,508
                                                              ----------
Net realized and unrealized gain on investments.............     725,429
                                                              ----------
Net increase in net assets resulting from operations........  $  617,902
                                                              ==========

-------
 *  Commencement of operations.
(a) Dividends recorded net of foreign withholding taxes of $73.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (107,527)
  Net realized loss on investments..........................        (464,079)
  Net unrealized appreciation on investments................       1,189,508
                                                                 -----------
  Net increase in net assets resulting from operations......         617,902
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      10,183,730
    Class B.................................................       4,678,889
    Class C.................................................         124,376
  Cost of shares redeemed:
    Class A.................................................        (123,065)
    Class B.................................................        (376,840)
    Class C.................................................              (2)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      14,487,088
                                                                 -----------
      Net increase in net assets............................      15,104,990

NET ASSETS:
Beginning of period.........................................              --
                                                                 -----------
End of period...............................................     $15,104,990
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................      $ 10.00        $ 10.00            $  8.30
                                                                  -------        -------            -------
Net investment loss (a).....................................        (0.07)         (0.10)             (0.06)
Net realized and unrealized gain on investments.............         0.37           0.35               2.01
                                                                  -------        -------            -------
Total from investment operations............................         0.30           0.25               1.95
                                                                  -------        -------            -------
Net asset value at end of period............................      $ 10.30        $ 10.25            $ 10.25
                                                                  =======        =======            =======
Total investment return (b).................................         3.00%          2.50%             23.49%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................        (1.48%)+       (2.23%)+           (2.23%)+
    Expenses................................................         3.15%+         3.90%+             3.90%+
Portfolio turnover rate.....................................           53%            53%                53%
Net assets at end of period (in 000's)......................      $10,378        $ 4,589            $   138

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current

MainStay Research Value Fund

market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $107,527 has been reclassified from accumulated net investment loss to additional paid-in capital, due to net investment loss incurred during the period.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Sub-Adviser"). The Sub-Adviser is an indirect wholly owned subsidiary of Baker, Fentress & Company, a closed-end investment company listed on the New York Stock Exchange. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund. For the period ended December 31, 1998, the Manager earned $61,472.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $2,903 for the period ended December 31, 1998. The Fund was also advised

MainStay Research Value Fund

that the Distributor retained contingent deferred sales charges on redemption of Class B shares of $1,171 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998, amounted to $23,957.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $9,270,000 and $1,025,000, respectively. This represents 89.3% and 22.3% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $396 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,133 for the period ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $410,996 is available, to the extent provided by regulations, to offset future realized gains through 2006.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $19,272 and $6,054, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                     June 1, 1998* through
                                                                       December 31, 1998
                                                             -------------------------------------
                                                             Class A       Class B       Class C**
                                                             -------       -------       ---------
Shares sold................................................   1,021          488            13
Shares redeemed............................................     (13)         (40)           --
                                                              -----          ---            --
Net increase...............................................   1,008          448            13
                                                              =====          ===            ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. McGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                  DECHERT PRICE & RHOADS
                     Legal Counsel

  * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Research Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN23-02/99

  [RECYCLE LOGO]

                                                    MAINSTAY RESEARCH VALUE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                               [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Small Cap Growth Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay Small
                                                              Cap Growth Fund versus Russell 2000
                                                              Index and Inflation--Class A, Class B, &
                                                              Class C Shares                              4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            7
                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Fund & Lipper Returns                      11
                                                              Top 10 Holdings                            12
                                                              10 Largest Purchases                       12
                                                              10 Largest Sales                           12
                                                              Portfolio of Investments                   13
                                                              Financial Statements                       15
                                                              Notes to Financial Statements              19
                                                              Report of Independent Accountants          24
                                                              The MainStay Funds                         25

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Small Cap Growth Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- Successive problems in Asia, Russia, and Latin America resulted in a general flight to quality in the second half of 1998.

- Investors showed a decided preference for highly liquid, large-capitalization growth stocks, causing small-cap stocks to underperform.

- In the small-cap universe, growth stocks outpaced value issues by a wide margin for the year ended 12/31/98.

- Investors rewarded small-cap companies that had a high degree of liquidity and strong, consistent earnings growth trends, while minor weaknesses were often magnified by severe market setbacks.

- Volatility in the small-cap equity market was much higher than in the stock market as a whole, underscoring the importance of careful research and continual market monitoring.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98

- From its inception on 6/1/98 through 12/31/98, the MainStay Small Cap Growth Fund returned 5.10% for Class A shares and 4.60% for Class B and Class C shares,* excluding all sales charges.

- The Fund's focus on high-quality issues backed by strong management, consistent earnings growth records, and positive earnings acceleration was consistent with general market preferences during the second half of 1998.

- The Fund underweighted financial stocks and those with exposure to commodities, international markets, or cyclical forces and overweighted companies in a wide variety of service sectors.

- The Fund exercised diligence in seeking to avoid potential risks such as international exposure, as a global economic recession heightened investor awareness of risk factors.

- All share classes outperformed the average Lipper* small-cap fund, which returned -4.88% for the seven-month period ended 12/31/98.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance for Class C shares includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

$10,000 Invested in the MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES SEC Returns: since inception -0.68%

                                                         CLASS A                    BENCHMARK                INFLATION (CPI)+
                                                         -------                    ---------                ---------------
6/01/98                                                    9450                       10000                       10000
6/98                                                      10272                       10021                       10006
9/98                                                       8505                        8002                       10043
12/98                                                      9932                        9307                       10098

CLASS B SHARES SEC Returns: since inception -0.40%

                                                         CLASS B                    BENCHMARK                INFLATION (CPI)+
                                                         -------                    ---------                ---------------
6/01/98                                                   10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                      9960                        9307                       10098

CLASS C SHARES SEC Returns: since inception 3.60%

                                                         CLASS C                    BENCHMARK               INFLATIONI (CPI)+
                                                         -------                    ---------               -----------------
6/01/98                                                   10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10360                        9307                       10098

  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which in turn is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

GROWTH VERSUS VALUE
--------------------
Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potenial to increase in value over time.



Portfolio Management Discussion and Analysis

Overall, the last seven months of 1998 saw extreme volatility for stocks, with small-cap issues experiencing much wider and more frequent swings than larger issues. Financial difficulties in Asia, Russia, and Brazil resulted in a general flight to quality, with investors seeking refuge in highly liquid, large-capitalization growth stocks. While small-cap stocks tended to underperform stocks in general, within the small-cap universe, investors showed a strong preference for growth over value disciplines.

Based on several fundamental measures, small-cap growth stocks showed stronger growth prospects than large-capitalization stocks. Yet investors' interest in highly liquid issues caused the performance gap between large- and small-cap stocks to widen substantially. Small-cap issues, which by their very nature are less liquid than large-cap stocks, saw several periods when sellers were abundant, but buyers could not be found.

During the second half of 1998, the market rewarded liquidity, strong management, and consistent earnings growth. Both strengths and weaknesses were magnified by the volatility of the market, with investors showing little tolerance for stocks that failed to meet the market's expectations.

With the Asian crisis resulting in lower manufacturing output and reduced demand for oil and other commodities, companies with cyclical, commodity, or Asian exposure tended to underperform. Purely domestic companies, on the other hand, tended to perform well, with selected Internet and technology stocks showing very strong results.

HOW DID THE MAINSTAY SMALL CAP GROWTH FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Small Cap Growth Fund began operations on 6/1/98 and returned 5.10% for Class A shares and 4.60% for Class B and Class C shares* for the seven-month period ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper(+) small-cap fund, which returned -4.88% for the seven-month period ended 12/31/98.

WHAT CAUSED THE FUND TO OUTPERFORM ITS PEERS?

Primarily, the Fund's investment approach stressed many of the key factors that the market rewarded during the reporting period. Recognizing the potential fallout from the Asian crisis, the Fund tried to avoid companies with cyclical, commodity, or international exposure, which was generally positive for the Fund's performance. The Fund also benefited from an underweighted position in financial stocks, which we believed were likely to underperform.

The Fund's focus on companies with highly visible, stable, and consistent growth in sales and earnings was essen tially what other investors wanted. So the stocks we purchased for the Fund tended to perform well, on average.

Most of the Fund's holdings showed strong results. We believe that on average the Fund's securities showed less volatility than small-cap stocks in general during both the market decline and rebound in October. The Fund's strength on the

-------
 * Performance for Class C shares includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

(+) See footnote and table
    on page 11 for more
    information on
    Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
6/98                                                                        8.7                                8.6
12/98                                                                       5.1                                4.6

Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98.

See footnote * on page 11 for more information on performance.

downside was key to its outperforming other small-cap funds.

WERE THERE OTHER STRATEGIC STEPS THAT HELPED THE FUND?

We tried to keep the Fund widely diversified, with a slight emphasis on stocks that were superior performers. While the Fund underweighted financial stocks, for example, it held several financial stocks with slightly smaller-than-normal positions. The Fund also focused on what we thought were likely to be growing industries, such as technology, health care, and services.

WHAT WERE SOME OF THE FUND'S TOP-PERFORMING STOCKS?

uBid, Inc. is an Internet company that gives consumers a way to participate in bidding auctions on computer equipment and appliances. The stock rose quickly amid the Internet fever that spread through the stock market in 1998. The Fund sold the stock when it overshot what we believed would be a reasonable valuation. Although it continued to climb and the Fund missed some opportunity in the stock, we believe our approach reflected a realistic value assessment and helped reduce potential risk. Even with the Fund's early sale, the stock was the largest positive contributor to performance.

Plantronics is a company that makes portable headsets that are becoming more popular in an age of telemarketing and telephone-oriented customer service. The company had superior fundamentals, strong sales and earnings growth, and appeared to be undervalued when we purchased the stock for the Fund. It was also a strong performer over the seven-month reporting period.

Gilat Satellite is a strong, well-positioned company in the rapidly growing satellite communications industry. The company's market experience and insight helped it grow rapidly in 1998, contributing positively to the Fund's performance.

Two of the service names in the Fund's portfolio were Metzler Group and Sylvan Learning Systems. Metzler Group provides consulting services, predominantly to electric utilities that are undergoing deregula-


LIQUIDITY
--------------------

Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

CYCLICALS
--------------------
Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Non- cyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98


[PIE CHART]

Specialized Services                     22.3%
Computers                                10.9%
Health Care                               8.3%
Retail                                    8.3%
Health Care-Medical Products              6.3%
All Other                                43.9%


Actual percentages will vary over time.




tion. As the oldest, most experienced name in this rapidly expanding market, Metzler Group has strong growth potential and contributed positively to the Fund's performance. Sylvan Learning Systems provides computerized testing services, tutoring services, and various courses of study in English as a foreign language. As educational systems become more computerized and are slowly but progressively being privatized, the company showed strong growth and positive performance for the Fund.

A final issue was Waters Corp., which manufactures very sophisticated analytical and measuring devices for industrial and pharmaceutical applications. The company had all of the elements we look for--strong management, highly visible growth in sales and earnings, and a dominant position in its market. It also contributed positively to the Fund's overall results.

WERE THERE SOME STOCKS THAT DIDN'T PERFORM AS WELL FOR THE FUND?

Yes, there were several stocks that underperformed. Monarch Dental is a company that manages dental practices. Despite its rapid growth, we believe the company outgrew its ability to manage its operations. When the stock declined, the Fund sold it, which had a negative impact on performance, but allowed us to invest the assets in ways we believed would be more productive.

Windmere Durables is a manufacturer of small consumer appliances that also underperformed. The company had acquired a consumer division of Black & Decker but failed to efficiently integrate the new company into its product line. A slowdown in consumer purchases hurt Windmere's bottom line, and we sold the stock at a loss to redeploy the assets in more productive ways. Cort Business Systems rents and sells furniture to corporations. Unfortunately, as Cort improved productivity by downsizing, the furniture market slowed. This trend took a toll on the stock's performance and we also sold it at a loss. Both of these sales had a negative impact on the Fund's performance.

8

DID THE FUND HAVE ANY STOCKS THAT SUFFERED AS A RESULT OF THE PROBLEMS OVERSEAS?

While the Fund tried to focus primarily on domestic companies, it did own one stock that suffered from underlying exposure to Asia. The company was EFTC, an electronic component manufacturer that works as an outsourcing contractor for major computer and electronics companies. Unfortunately, just as the company was bringing a new plant on line, some of their major clients suffered setbacks from difficulties in the Asian markets. The new operations were too immature to sustain the challenge gracefully, so the Fund sold the stock with a negative impact on performance. This led us to redouble our efforts to uncover any hidden or underlying risks stemming from the Asian situation that might cause problems for the Fund's holdings. While the sale itself detracted from performance, the added vigilance was a positive factor throughout the remainder of the year.

Schein Pharmaceutical was another stock on which the Fund took a loss. Despite rapid growth and strong positioning in its marketplace, the company had a disagreement with the Food and Drug Administration, which later shut down the company's major plant. Naturally, the impact was negative on the Fund's performance.

Although we couldn't have predicted this outcome, it serves as an excellent illustration of what can happen in the small-cap market. Problems that might be minor setbacks for larger companies may have a magnified impact on smaller ones. As the Internet mania showed in 1998, however, small successes may also be magnified--sometimes beyond what could be reasonably expected.

WHAT DO YOU THINK WERE THE BEST DECISIONS YOU MADE FOR THE FUND DURING THE LAST SEVEN MONTHS OF 1998?

Our commitment to the Fund's investment disciplines, which are based on strong fundamentals and consistent earnings growth, certainly served the Fund well. The Fund's emphasis on technology

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART]

                              CASH, EQUIVALENTS & OTHER ASSETS,
COMMON STOCKS                         LESS LIABILITIES
-------------                 ---------------------------------
98.0%                                  2.0%

Actual percentages will vary over time.

Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Past performance is no guarantee of future results.


and services stocks also had a very positive impact. In fact, of the Fund's 15 best-performing stocks, five were in technology and seven in services of one kind or another.

As investors, we take our cues from a number of sources. Sometimes we learn about a small company from our research into larger ones. It may be a supplier, a competitor, or a provider of a new product, service, or technology. But no matter how we discover a growth candi-date for the Fund, it is our disciplined investment process that determines what to buy and when to sell. Our best decision was to stick with our disciplines, which helped us evaluate companies and decide which ones have the management expertise to move to the next level in a challenging market environment.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Although we anticipate continued volatility, we don't believe it's possible to predict the markets. Whatever the markets may bring, we'll continue to look for companies with consistent sales and earnings growth, strong managers, innovative ideas, and leadership positions in their respective industries or sectors. The Fund seeks long-term capital appreciation, and we're pursuing it for the Fund's shareholders through vigilant research and individual stock selection.

Edmund C. Spelman
Rudolph C. Carryl
Portfolio Managers
MacKay Shields Financial Corporation

10

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                       LIFE OF FUND
                     THROUGH 12/31/98
    Class A               5.10%
    Class B               4.60%
    Class C               4.60%

   FUND SEC RETURNS*

                       LIFE OF FUND
                     THROUGH 12/31/98
    Class A               -0.68%
    Class B               -0.40%
    Class C                3.60%

   LIPPER+ CATEGORY RETURN AS OF 12/31/98

                       LIFE OF FUND
                     THROUGH 12/31/98
    Average Lipper
    small-cap fund        -4.88%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $10.51      $0.0000      $0.0000
    Class B     $10.46      $0.0000      $0.0000
    Class C     $10.46      $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper average listed above is not class specific. Life of fund return is from the period of the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Top 10 Holdings as of 12/31/98

   HOLDING                                                               AMOUNT
   Gilat Satellite Networks                                             $826,875
   Metzler Group, Inc. (The)                                             774,131
   Plantronics, Inc.                                                     748,200
   Sylvan Learning Systems, Inc.                                         732,000
   Tetra Tech, Inc.                                                      711,744
   I2 Technologies, Inc.                                                 683,438
   Expeditors International of Washington, Inc.                          667,800
   Iron Mountain Inc.                                                    665,353
   Citadel Communications Corp.                                          662,400
   Mettler-Toledo Holding, Inc.                                          659,469

10 Largest Purchases for the period ended 12/31/98

   SECURITY                                                AMOUNT OF PURCHASE
   Pre-Paid Legal Services, Inc.                                     $577,122
   HNC Software Inc.                                                  568,550
   Expeditors International of Washington, Inc.                       555,088
   Visio Corp.                                                        544,306
   Gilat Satellite Networks                                           539,106
   Iron Mountain Inc.                                                 517,238
   IDEXX Laboratories, Inc.                                           515,719
   Cerner Corp.                                                       510,806
   Metzler Group, Inc. (The)                                          510,706
   Acxiom Corp.                                                       509,525

10 Largest Sales for the period ended 12/31/98

   SECURITY                                                  AMOUNT OF SALE
   Dominick's Supermarkets, Inc.                                     $475,300
   Theglobe.com, Inc.                                                 466,109
   Inktomi Corp.                                                      372,091
   Alpine Group, Inc. (The)                                           364,672
   Restoration Hardware, Inc.                                         360,739
   Agribiotech, Inc.                                                  353,195
   Allied Waste Industries, Inc.                                      288,476
   Cyberian Outpost, Inc.                                             278,991
   HCR Manor Care, Inc.                                               272,476
   Idex Corp.                                                         251,735

12

Portfolio of Investments December 31, 1998

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (98.0%)+
AEROSPACE/DEFENSE (1.3%)
AAR Corp........................     19,900       $   475,113
                                                  -----------
BANKS (2.3%)
Cullen/Frost Bankers, Inc.......      8,100           444,487
Southwest Bancorporation of
 Texas, Inc. (a)................     21,200           378,950
                                                  -----------
                                                      823,437
                                                  -----------

BROADCAST/MEDIA (1.8%)
Citadel Communications Corp.
 (a)............................     25,600           662,400
                                                  -----------
COMPUTERS (10.9%)
HNC Software Inc. (a)...........     15,800           638,912
I2 Technologies, Inc. (a).......     22,500           683,438
International Telecommunication
 Data Systems, Inc. (a).........     18,000           265,500
QRS Corp. (a)...................     10,900           523,200
Sanchez Computer Associates,
 Inc. (a).......................     18,500           541,125
Sapient Corp. (a)...............     10,400           582,400
Visio Corp. (a).................     14,000           511,875
XOOM.com, Inc. (a)..............      5,200           171,600
                                                  -----------
                                                    3,918,050
                                                  -----------
DISTRIBUTION/WHOLESALE (1.0%)
Daisytek International Corp.
 (a)............................     18,400           349,600
                                                  -----------

ELECTRICAL EQUIPMENT (3.6%)
Gilat Satellite Networks (a)....     15,000           826,875
Watsco, Inc.....................     27,150           454,762
                                                  -----------
                                                    1,281,637
                                                  -----------

ELECTRONICS (5.2%)
Mettler-Toledo Holding, Inc.
 (a)............................     23,500           659,469
Plantronics, Inc. (a)...........      8,700           748,200
Waters Corp. (a)................      5,300           462,425
                                                  -----------
                                                    1,870,094
                                                  -----------
ENGINEERING & CONSTRUCTION (2.0%)
Tetra Tech, Inc. (a)............     26,300           711,744
                                                  -----------
FINANCE (2.3%)
HealthCare Financial Partners,
 Inc. (a).......................      9,200           365,125
Mutual Risk Management Ltd......     12,200           477,325
                                                  -----------
                                                      842,450
                                                  -----------



                                    Shares           Value
-------------------------------------------------------------

FOOD & HEALTH CARE
 DISTRIBUTORS (4.1%)
American Italian Pasta Co.
 (a)............................     20,000       $   527,500
Aurora Foods Inc. (a)...........     23,700           469,556
United Natural Foods, Inc.
 (a)............................     20,100           484,913
                                                  -----------
                                                    1,481,969
                                                  -----------

HEALTH CARE (8.3%)
Assisted Living Concepts, Inc.
 (a)............................     31,000           406,875
Curative Health Services, Inc.
 (a)............................     16,100           539,350
MedQuist Inc. (a)...............     15,000           592,500
Parexel International Corp.
 (a)............................     19,000           475,000
RehabCare Group, Inc. (a).......     24,000           448,500
Total Renal Care Holdings, Inc.
 (a)............................     17,600           520,300
                                                  -----------
                                                    2,982,525
                                                  -----------

HEALTH CARE--DRUGS (1.6%)
AmeriSource Health Corp. (a)....      9,100           591,500
                                                  -----------

HEALTH CARE--MEDICAL
 PRODUCTS (6.3%)
Hanger Orthopedic Group, Inc.
 (a)............................     26,700           600,750
IDEXX Laboratories, Inc. (a)....     23,500           632,298
Ocular Sciences, Inc. (a).......     16,400           438,700
Xomed Surgical Products, Inc.
 (a)............................     19,050           609,600
                                                  -----------
                                                    2,281,348
                                                  -----------

INSURANCE (3.1%)
CMAC Investment Corp............      8,700           399,656
Enhance Financial Services Group
 Inc............................     14,900           447,000
Triad Guaranty Inc. (a).........     12,900           284,606
                                                  -----------
                                                    1,131,262
                                                  -----------

LEISURE TIME (2.3%)
Family Golf Centers, Inc. (a)...     20,500           404,875
Intrawest Corp..................     25,600           432,000
                                                  -----------
                                                      836,875
                                                  -----------

MACHINERY (1.5%)
Applied Power Inc...............     14,300           539,825
                                                  -----------

MANUFACTURING (1.4%)
SPS Technologies, Inc. (a)......      9,000           500,625
                                                  -----------

RENTALS (0.8%)
Rental Service Corp. (a)........     18,700           293,356
                                                  -----------

---------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)

RETAIL (8.3%)
Blue Rhino Corp. (a)............     25,000       $   556,250
Duane Reade Inc. (a)............     16,300           627,550
Linens 'n Things, Inc. (a)......     16,300           645,888
Men's Wearhouse, Inc. (The)
 (a)............................     16,950           538,162
Whole Foods Market, Inc. (a)....     12,700           614,363
                                                  -----------
                                                    2,982,213
                                                  -----------

SCHOOLS (4.9%)
Bright Horizons Family
 Solutions, Inc. (a)............     16,200           437,400
ITT Educational Services, Inc.
 (a)............................     18,000           612,000
Sylvan Learning Systems, Inc.
 (a)............................     24,000           732,000
                                                  -----------
                                                    1,781,400
                                                  -----------

SPECIALIZED SERVICES (22.3%)
Abacus Direct Corp. (a).........     10,200           464,100
Acxiom Corp. (a)................     17,800           551,800
American Bank Note Holographics,
 Inc. (a).......................     36,000           630,000
Boron, Lepore & Associates, Inc.
 (a)............................     17,900           617,550
Central Parking Corp............     10,600           343,837
Cerner Corp. (a)................     19,500           521,625
Consolidated Graphics, Inc.
 (a)............................      9,700           655,356
Equity Corporation International
 (a)............................     14,400           382,500
Iron Mountain Inc. (a)..........     18,450           665,353
Lason, Inc. (a).................     10,900           634,244
Maximus, Inc. (a)...............     15,500           573,500
Metzler Group, Inc. (The) (a)...     15,900           774,131
Pre-Paid Legal Services, Inc.
 (a)............................     18,700           617,100
Profit Recovery Group
 International, Inc. (The)
 (a)............................     16,600           621,463
                                                  -----------
                                                    8,052,559
                                                  -----------

TEXTILES--HOME FURNISHINGS
 (0.8%)
Interface, Inc..................     31,250           290,041
                                                  -----------

                                    Shares           Value
-------------------------------------------------------------

TRANSPORTATION (1.9%)
Expeditors International of
 Washington, Inc................     15,900       $   667,800
                                                  -----------
Total Common Stocks (Cost
 $31,644,160)...................                   35,347,823
                                                  -----------

                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENTS (5.6%)
COMMERCIAL PAPER (5.6%)
American Express Credit Corp.
 5.85%, due 1/8/99..............  $ 905,000           903,969
Xerox Credit Corp.
 5.10%,due 1/4/99...............  1,115,000         1,114,526
                                                  -----------
Total Short-Term Investments
 (Cost $2,018,495)..............                    2,018,495
                                                  -----------
Total Investments
 (Cost $33,662,655) (b).........      103.6%       37,366,318(c)
Liabilities in Excess of Cash,
 and Other Assets...............       (3.6)       (1,298,695)
                                  ----------      -----------
Net Assets......................      100.0%      $36,067,623
                                  ==========      ===========

-------
 (a) Non-income producing security.
 (b) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (c) At December 31, 1998, net unrealized appreciation was $3,703,663 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,125,931 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,422,268.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $33,662,655)..............................................       $37,366,318
Cash........................................................            56,796
Receivables:
  Investment securities sold................................           541,173
  Fund shares sold..........................................           162,334
  Dividends and interest....................................             1,843
Unamortized organization expense............................            59,631
                                                                   -----------
        Total assets........................................        38,188,095
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,996,322
  MainStay Management.......................................            27,657
  NYLIFE Distributors.......................................            18,625
  Custodian.................................................            12,962
  Transfer agent............................................            11,236
  Fund shares redeemed......................................             3,603
  Trustees..................................................               253
Accrued expenses............................................            49,814
                                                                   -----------
        Total liabilities...................................         2,120,472
                                                                   -----------
Net assets..................................................       $36,067,623
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,575
  Class B...................................................            19,831
  Class C...................................................                 1
Additional paid-in capital..................................        33,960,347
Accumulated net realized loss on investments................        (1,630,794)
Net unrealized appreciation on investments..................         3,703,663
                                                                   -----------
Net assets..................................................       $36,067,623
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,319,123
                                                                   ===========
Shares of beneficial interest outstanding...................         1,457,546
                                                                   ===========
Net asset value per share outstanding.......................       $     10.51
Maximum sales charge (5.50% of offering price)..............              0.61
                                                                   -----------
Maximum offering price per share outstanding................       $     11.12
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $20,747,845
                                                                   ===========
Shares of beneficial interest outstanding...................         1,983,138
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.46
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $       655
                                                                   ===========
Shares of beneficial interest outstanding...................                63
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.46
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    18,564
  Interest..................................................      100,139
                                                              -----------
    Total income............................................      118,703
                                                              -----------
Expenses:
  Management................................................      136,799
  Transfer agent............................................       50,483
  Distribution--Class B.....................................       49,375
  Distribution--Class C.....................................            1
  Shareholder communication.................................       44,324
  Service--Class A..........................................       17,741
  Service--Class B..........................................       16,458
  Service--Class C..........................................            1
  Registration..............................................       21,103
  Professional..............................................       19,330
  Custodian.................................................       12,962
  Organization..............................................        7,828
  Recordkeeping.............................................        7,280
  Trustees..................................................          564
  Miscellaneous.............................................       24,698
                                                              -----------
    Total expenses..........................................      408,947
                                                              -----------
Net investment loss.........................................     (290,244)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,630,794)
Net unrealized appreciation on investments..................    3,703,663
                                                              -----------
Net realized and unrealized gain on investments.............    2,072,869
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,782,625
                                                              ===========

-------
 *  Commencement of operations.
(a) Dividends recorded net of foreign withholding taxes of $98.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              June 1, 1998*
                                                                 through
                                                              December 31,
                                                                  1998
                                                              -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $  (290,244)
  Net realized loss on investments..........................    (1,630,794)
  Net unrealized appreciation on investments................     3,703,663
                                                               -----------
  Net increase in net assets resulting from operations......     1,782,625
                                                               -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    15,576,522
    Class B.................................................    21,163,932
    Class C.................................................           577
  Cost of shares redeemed:
    Class A.................................................      (991,817)
    Class B.................................................    (1,464,204)
    Class C.................................................           (12)
                                                               -----------
      Increase in net assets derived from capital share
       transactions.........................................    34,284,998
                                                               -----------
      Net increase in net assets............................    36,067,623
NET ASSETS:
Beginning of period.........................................            --
                                                               -----------
End of period...............................................   $36,067,623
                                                               ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................      $ 10.00        $ 10.00            $  8.43
                                                                  -------        -------            -------
Net investment loss (a).....................................        (0.10)         (0.12)             (0.09)
Net realized and unrealized gain on investments.............         0.61           0.58               2.12
                                                                  -------        -------            -------
Total from investment operations............................         0.51           0.46               2.03
                                                                  -------        -------            -------
Net asset value at end of period............................      $ 10.51        $ 10.46            $ 10.46
                                                                  =======        =======            =======
Total investment return (b).................................         5.10%          4.60%             24.08%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................        (2.12%)+       (2.87%)+           (2.87%)+
    Expenses................................................         2.63%+         3.38%+             3.38%+
Portfolio turnover rate.....................................           32%            32%                32%
Net assets at end of period (in 000's)......................      $15,319        $20,748            $     1

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities

MainStay Small Cap Growth Fund

quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $290,244 have been reclassified from accumulated net investment loss to additional paid-in capital, due to net investment loss incurred by the Fund in 1998.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended December 31, 1998, the Manager earned $136,799.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Small Cap Growth Fund

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $9,699 for the period ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $4,526 for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998 amounted to $50,483.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $9,459,000 and $1,046,000, respectively. This represents 61.7% and 5.0% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $610 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,280 for the period ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $1,410,209 is available, to the extent provided by regulations, to offset future realized gains through 2006. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $220,585 of qualifying capital losses that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $39,993 and $6,718, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                   June 1, 1998* through
                                                                     December 31, 1998
                                                           -------------------------------------
                                                           Class A       Class B       Class C**
                                                           -------       -------       ---------
Shares sold..............................................   1,563         2,140              1
Shares redeemed..........................................    (106)         (157)            --
                                                            -----         -----          -----
Net increase.............................................   1,457         1,983              1
                                                            =====         =====          =====

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND()(3,5)                   diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  * As of December 31, 1998
  [MAINSTAY FUNDS LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Small Cap Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN24-02/99

  [RECYCLE LOGO]

                                                  MAINSTAY SMALL CAP GROWTH FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Small Cap Value Fund Highlights    3
                                                              $10,000 Invested in the MainStay Small
                                                              Cap Value Fund versus Russell 2000 Index
                                                              and Inflation--Class A, Class B, & Class
                                                              C Shares                                    4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  6
                                                              Fund Performance for the Since-Inception
                                                              Periods Ended 6/30/98 & 12/31/98            7

                                                              Diversification by Industry--Top 5          8
                                                              Portfolio Composition                       9
                                                              Fund & Lipper Returns                      10
                                                              Top 10 Holdings                            11
                                                              10 Largest Purchases                       11
                                                              10 Largest Sales                           11
                                                              Portfolio of Investments                   12
                                                              Financial Statements                       14
                                                              Notes to Financial Statements              18
                                                              Report of Independent Accountants          23
                                                              The MainStay Funds                         24

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Small Cap Value Fund Highlights

             MARKET RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98
- Concerns over both foreign and domestic economies turned investor preferences toward large-capitalization stocks over small-capitalization stocks.

- Following a severe tumble in August, a fourth-quarter market rebound led by Internet stocks resulted in poor performance for small-capitalization value stocks versus growth stocks.

- Corporate earnings growth slowed, especially in the industrial sector.

- The Initial Public Offering (IPO) market essentially shut down in the fourth quarter.

              FUND RECAP FOR THE SEVEN-MONTH PERIOD ENDED 12/31/98
- The MainStay Small Cap Value Fund commenced operations on June 1, 1998.

- The Fund returned -9.70% for Class A shares and -10.00% for Class B and Class C shares,* for the since-inception period from 6/1/98 through 12/31/98.

- The Fund's performance results reflected a period when both small-capitalization stocks and the value management style were generally out of favor.

- All share classes underperformed the average Lipper* small-cap fund, which returned -4.88% over the same since-inception period.

-------
* See footnote and table on page 10 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

                                                                               3
                                                                               -

$10,000 Invested in the MainStay Small Cap
Value Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES SEC Returns: since inception -14.67%

[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
                                                          FUND                 RUSSELL 2000 INDEX*             INFLATION(+)
                                                ------------------------       -------------------             ----------
6/1/98                                                    9450                        10000                       10000
6/98                                                      9119                        10021                       10006
9/98                                                      7532                         8002                       10043
12/98                                                     8533                         9307                       10098

CLASS B SHARESSEC Returns: since inception -14.50%

[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
                                                          FUND                 RUSSELL 2000 INDEX*             INFLATION(+)
                                                ------------------------       -------------------             ----------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                     9640.00                    10021.00                    10006.00
9/98                                                     7950.00                     8002.00                    10043.00
12/98                                                    8550.00                     9307.00                    10098.00

CLASS C SHARESSEC Returns: since inception -10.90%

[LINE GRAPH]

                                                MAINSTAY SMALL CAP VALUE
                                                          FUND                 RUSSELL 2000 INDEX*             INFLATION(+)
                                                ------------------------       -------------------             ----------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                     9640.00                    10021.00                    10006.00
9/98                                                     7950.00                     8002.00                    10043.00
12/98                                                    8910.00                     9307.00                    10098.00

Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the performance of Class B shares for periods 6/1/98 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown reflect the CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which in turn is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

The second half of 1998 was difficult for small-capitalization stocks in general and small-cap value stocks in particular. Worries about declining economies in Asia and a renewed focus on slower growth in U.S. corporate earnings during the third quarter of the year contributed to market volatility and caused investors to gravitate toward large-capitalization, blue-chip companies. In fact, lower corporate profits, expectations of slower economic growth, and the General Motors strike contributed to a period of heavy selling in July.

Small-cap stocks were particularly hard hit in August, as the market experienced a correction. That month, Russia defaulted on its domestic debt, weak commodity prices dampened the economic outlook for Latin America, and ongoing instability in Asia impacted virtually all major U.S. equity indices. The Russell 2000 Index,* which measures the small-capitalization equity market, posted one of the five worst returns in its 19-year history in August.

However, investor confidence returned and the market bounced back strongly when the Federal Reserve Board lowered interest rates in a series of three rapid moves beginning on September 29. With double-digit returns for the fourth quarter, small-cap stocks finished the year in a rally that was led primarily by Internet-related stocks. Overall, however, the late rally was not enough to pull the Russell 2000 Index into positive territory either for the year or for the seven months ended 12/31/98.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY SMALL CAP VALUE FUND PERFORM IN 1998?

The MainStay Small Cap Value Fund commenced operations on 6/1/98. For the seven months ended 12/31/98, the Fund returned -9.70% for Class A shares and -10.00% for Class B and Class C shares,(+) excluding all sales charges. All share classes underperformed the average Lipper(++) small-cap fund, which returned -4.88% over the same since-inception period.

WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM ITS PEERS?

While some value managers tried to improve returns by stepping into the growth arena, the MainStay Small Cap Value Fund remained true to its discipline, focusing solely on companies with true value characteristics, such as low price-to-earnings and price-to-book ratios. In many cases, these small-cap value holdings underperformed the market during the first months of the Fund's operations. In our long-term view of the market, however, these stocks and the Fund's portfolio appear to be well positioned should investors begin to look beyond high-valuation, high growth-oriented equities.

WHAT WERE SOME OF THE FUND'S MOST SIGNIFICANT PURCHASES?

In July, the Fund purchased DENTSPLY, a dental equipment company, which we believed to be stable although it experienced a slight dip in earnings growth. This presented a buying opportunity for the Fund, and the stock did help boost Fund performance. In November, the


CAPITALIZATION
--------------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

PRICE-TO-EARNINGS
RATIO
--------------------
The price of a stock divided by its earnings per share.

PRICE-TO-BOOK RATIO
--------------------
The price of a stock divided by its book value per share.

-------
* See footnote on page 5 for more information on the Russell 2000 Index.

(+) Performance figures for Class C shares include the historical performance of Class B shares from inception (6/1/98) through 8/31/98.

(++) See footnote and table on page 10 for more information on Lipper Inc.

FUND PERFORMANCE FOR THE SINCE-INCEPTION PERIODS ENDED 6/30/98 & 12/31/98

                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
6/98                                                                        -3.5                               -3.6
12/98                                                                       -9.7                                -10

Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 10 for more information on performance.

Fund purchased Landry Seafood, an attractively priced stock that was selling at 50% of its book value and at a very low price-earnings multiple. Although it is still early, we believe Landry Seafood will contribute positively to the Fund's performance in the coming months.

WERE THERE ANY SALES DURING THIS REPORTING PERIOD?

We sold the Fund's holding in Beverly Enterprises in August, because of a government lawsuit that created concerns about the stock's valuation. The Fund sold Houston Exploration as fundamentals in the oil industry continued to deteriorate. While both of these stocks were sold at a loss, we believe it may be prudent for the Fund to sell stocks when their prospects are weakening. The Fund sold Quorum Health Group in November because of concerns about a government inquiry, but this holding was bought when prices were low and sold at a significant short-term profit. The Fund's strict sell disciplines served the portfolio well during this challenging period.

WHAT CHANGES WERE MADE TO THE FUND'S PORTFOLIO?

As concerns about an economic slowdown mounted during the second and third quarters of 1998, we decreased the Fund's positions in industrial cyclicals. The decision to underweight industrials helped the Fund avoid some of the problems this sector encountered as its prospects began to weaken. In addition, we lowered the Fund's Real Estate Investment Trust (REIT) position in response to economic concerns about the real estate market. This decision proved positive for the portfolio, as the real estate sector continued to underperform through the year.

Unfortunately, our decision to add to the Fund's energy holdings during the summer was premature. Industry fundamentals continued to deteriorate and energy-related stocks declined in value, hindering Fund performance. Although the Fund added technology stocks to its holdings, it did not participate fully in the powerful rally in this sector during the fourth quarter. We simply did not anticipate the extent of the Internet-led growth stock

CYCLICALS
--------------------
Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is less than the sector's general relationship to the market as a whole.

                                                                               7
                                                                               -

DIVERSIFICATION BY INDUSTRY -- TOP 5 AS OF 12/31/98

[PIE CHART]

enthusiasm. This hampered the Fund's relative performance as well.

WHICH OF THE FUND'S HOLDINGS PROVIDED THE BEST PERFORMANCE?

The Fund's best performers were companies in the technology or consumer discretionary sectors. These included Jones Intercable, Hutchinson Technology, THQ, and Plantronics. Jones Intercable, an attractively priced company with strong fundamentals, appreciated over 46%* for the seven-month period ended December 31, 1998. Hutchinson Technology's introduction of improved disk drive technology helped boost the value of its shares 52% since June. THQ, a video game developer, experienced excellent sales growth since it was added to the Fund's holdings near the Fund's inception. It appreciated 44%. Finally, Plantronics, a company that benefited from continued growth in headset demand, appreciated 74% since the Fund purchased its shares in June.

WHICH OF THE FUND'S STOCKS WERE THE WORST PERFORMERS?

Some of the Fund's worst performers included Aftermarket Technology Co., which declined on disappointing earnings results primarily due to customer inventory reductions. Giant Industries, Inc. experienced deteriorating margins in the refining industry, and Oneida suffered when the company delayed several new product introductions.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

At the end of 1998, small-cap value stocks were significantly undervalued relative to the larger-capitalization sector. As a result, we anticipate a significant increase in mergers, which may help to refocus investor attention on the small-cap value sector of the market. It is likely we will continue to see high volatility and reduced financial liquidity within the small-cap equity sector, but we believe small-cap fundamentals and earnings


CONSUMER DISCRETIONARY
----------------------
Nonessential consumer items.

-------
* Returns reflect performance for the period in which the securities were held in the portfolio.

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART]

                                                                                                CASH, EQUIVALENTS & OTHER ASSETS,
                                                                      COMMON STOCKS                     LESS LIABILITIES
                                                                      -------------             ---------------------------------
                                                                           93.6                                6.4

Actual percentages will vary over time.

growth remain strong. We will seek to use the volatility of the market to make new stock purchases or add to existing Fund positions at attractive prices. Wherever the markets may move, however, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of attractively valued small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Past performance is no guarantee of future results.

                                                                               9
                                                                               -

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                 LIFE OF FUND
                               THROUGH 12/31/98
    Class A                         -9.70%
    Class B                        -10.00%
    Class C                        -10.00%

   FUND SEC RETURNS*

                                 LIFE OF FUND
                               THROUGH 12/31/98
    Class A                        -14.67%
    Class B                        -14.50%
    Class C                        -10.90%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                                 LIFE OF FUND
                               THROUGH 12/31/98
    Average Lipper
    small-cap fund                  -4.88%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $9.03       $0.0000      $0.0000
    Class B     $9.00       $0.0000      $0.0000
    Class C     $9.00       $0.0000      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper average listed above is not class specific. Life of Fund return is for the period from the initial offering of Class A and Class B shares (on 6/1/98) through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                                              AMOUNT
   DII Group, Inc. (The)                                                $624,775
   THQ Inc.                                                             543,200
   Plantronics, Inc.                                                    541,800
   Sbarro, Inc.                                                         534,225
   Claire's Stores, Inc.                                                512,500
   TNP Enterprises, Inc.                                                508,363
   West Co., Inc. (The)                                                 503,194
   Hutchinson Technology Inc.                                           502,312
   Physician Reliance Network, Inc.                                     483,000
   Jones Intercable, Inc. Class A                                       466,688

10 Largest Purchases for the period ended 12/31/98

   SECURITY                                                AMOUNT OF PURCHASE
   Sbarro, Inc.                                                      $516,730
   Claire's Stores, Inc.                                              477,991
   DII Group, Inc. (The)                                              453,200
   Houston Exploration Co. (The)                                      447,824
   TNP Enterprises, Inc.                                              444,654
   Plantronics, Inc.                                                  437,903
   Banta Corp.                                                        432,860
   Lancaster Colony Corp.                                             421,175
   Aftermarket Technology Corp.                                       419,812
   West Co., Inc. (The)                                               419,462

10 Largest Sales for the period ended 12/31/98

   SECURITY                                                      AMOUNT OF SALE
   Cybex Computer Products Corp.                                       $444,610
   Houston Exploration Co. (The)                                        352,935
   Berkley Corp. (W.R.)                                                 226,952
   Urban Shopping Centers, Inc.                                         224,155
   Bradley Real Estate                                                  191,782
   Plantronics, Inc.                                                    178,053
   Beverly Enterprises, Inc.                                            165,155
   Powerwave Technologies, Inc.                                         145,834
   BancorpSouth, Inc.                                                   142,205
   Titan International, Inc.                                            141,204


-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.



                                                                              11
                                                                               -

MainStay Small Cap Value Fund

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (93.6%)(+)
AUTO PARTS & EQUIPMENT (2.2%)
Aftermarket Technology Corp.
 (a)............................      29,300      $   230,737
Borg-Warner Automotive, Inc. ...       4,700          262,319
                                                  -----------
                                                      493,056
                                                  -----------
BANKS (6.0%)
Colonial BancGroup, Inc.
 (The)..........................      21,900          262,800
ISB Financial Corp. ............      11,300          250,013
Local Financial Corp. (a).......      28,000          252,000
SIS Bancorp, Inc. ..............       5,000          226,250
Staten Island Bancorp, Inc. ....      19,100          380,806
                                                  -----------
                                                    1,371,869
                                                  -----------
BROADCAST/MEDIA (3.1%)
Gaylord Entertainment Co. ......       7,800          234,975
Jones Intercable, Inc. Class A
 (a)............................      13,100          466,688
                                                  -----------
                                                      701,663
                                                  -----------

BUILDING MATERIALS (2.8%)
NCI Building Systems, Inc.
 (a)............................       8,700          244,687
Simpson Manufacturing Co., Inc.
 (a)............................      10,500          393,094
                                                  -----------
                                                      637,781
                                                  -----------

COMMUNICATIONS--EQUIPMENT (0.7%)
Electromagnetic Sciences, Inc.
 (a)............................      10,900          152,600
                                                  -----------

COMPUTERS (5.8%)
Cybex Computer Products Corp.
 (a)............................       2,650           77,844
Hutchinson Technology Inc.(a)...      14,100          502,312
Systems & Computer Technology
 Corp. (a)......................      13,500          185,625
THQ Inc. (a)....................      19,400          543,200
                                                  -----------
                                                    1,308,981
                                                  -----------

ELECTRIC POWER COMPANIES (3.8%)
TNP Enterprises, Inc. ..........      13,400          508,363
Washington Water Power Co.,
 (The)..........................      18,700          359,975
                                                  -----------
                                                      868,338
                                                  -----------

ELECTRONICS (10.5%)
DII Group, Inc. (The) (a).......      26,800          624,775
Etec Systems, Inc. (a)..........      11,100          444,000
Exar Corp. (a)..................      17,300          278,963
Harman International Industries,
 Inc. ..........................       7,900          301,187
Harmon Industries, Inc. ........       8,700          200,644
-------------------------------------------------------------
(+) Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                    Shares           Value
ELECTRONICS (CONTINUED)
Optek Technology, Inc. (a)......      12,800      $   241,600
Technitrol, Inc. ...............       9,100          290,062
                                                  -----------
                                                    2,381,231
                                                  -----------

ENERGY--MISCELLANEOUS (1.4%)
C&D Technologies, Inc. .........      11,400          313,500
                                                  -----------

FOOD (1.0%)
Tasty Baking Co. ...............      15,600          236,925
                                                  -----------

HEALTH CARE (4.0%)
Mallinckrodt Inc. ..............       6,100          187,956
Physician Reliance Network, Inc.
 (a)............................      36,800          483,000
Trigon Healthcare, Inc. (a).....       6,600          246,263
                                                  -----------
                                                      917,219
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS (5.6%)
Arrow International, Inc. ......      11,900          373,362
DENTSPLY International, Inc. ...      15,700          404,275
West Co., Inc. (The)............      14,100          503,194
                                                  -----------
                                                    1,280,831
                                                  -----------

HOMEBUILDING (3.3%)
Coachmen Industries, Inc. ......      12,500          328,125
Skyline Corp. ..................      12,700          412,750
                                                  -----------
                                                      740,875
                                                  -----------

HOUSEHOLD--FURNISHINGS & APPLIANCES (1.5%)
Haverty Furniture Cos., Inc. ...      16,300          342,300
                                                  -----------

HOUSEWARES (0.8%)
Oneida Ltd. ....................      12,200          180,713
                                                  -----------

INSURANCE (3.4%)
American Heritage Life
 Investment Corp. ..............      14,000          342,125
American Medical Security Group,
 Inc. ..........................      12,300          176,044
Reliance Group Holdings,
 Inc. ..........................      19,000          244,625
                                                  -----------
                                                      762,794
                                                  -----------

MACHINERY--DIVERSIFIED (2.0%)
IDEX Corp. .....................       4,900          120,050
Specialty Equipment Co., Inc.
 (a)............................      12,000          324,750
                                                  -----------
                                                      444,800
                                                  -----------

MANUFACTURING (8.3%)
Brady Corp. Class A.............       4,400          118,525
CLARCOR Inc. ...................      13,500          270,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

Portfolio of Investments
December 31, 1998

                                    Shares           Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURING (CONTINUED)
Hussmann International, Inc. ...      19,300      $   373,937
Lancaster Colony Corp. .........      11,400          366,225
Matthews International Corp. ...       6,400          201,600
Plantronics, Inc. (a)...........       6,300          541,800
                                                  -----------
                                                    1,872,087
                                                  -----------

METALS--PROCESS & FABRICATION (1.1%)
Hawk Corp. Class A (a)..........      31,100          260,463
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.6%)
Hunt Corp. .....................      12,500          132,812
                                                  -----------

OIL & GAS--EQUIPMENT & SERVICES (0.8%)
Giant Industries, Inc. .........      20,200          189,375
                                                  -----------

PAPER & FOREST PRODUCTS (1.3%)
FiberMark, Inc. (a).............      21,700          295,663
                                                  -----------

PUBLISHING (3.5%)
Hollinger International Inc. ...      26,200          365,162
R. H. Donnelley Corp. ..........      28,700          417,944
                                                  -----------
                                                      783,106
                                                  -----------

REAL ESTATE INVESTMENT/MANAGEMENT (6.6%)
Bedford Property Investors,
 Inc. ..........................      13,600          229,500
Berkshire Realty Co., Inc. .....      22,700          215,650
Boykin Lodging Co. .............      16,900          209,138
CB Richard Ellis Services Inc.
 (a)............................      13,700          248,312
LNR Property Corp. .............      16,700          332,956
Pan Pacific Retail Properties,
 Inc. ..........................      12,800          255,200
                                                  -----------
                                                    1,490,756
                                                  -----------

RESTAURANTS (3.3%)
Landry's Seafood Restaurants,
 Inc. (a).......................      29,200          219,000
Sbarro, Inc. ...................      20,400          534,225
                                                  -----------
                                                      753,225
                                                  -----------

RETAIL (3.8%)
Claire's Stores, Inc. ..........      25,000          512,500
Payless Shoe Source Inc. (a)....       7,400          350,575
                                                  -----------
                                                      863,075
                                                  -----------

-------------------------------------------------------------
                                    Shares           Value

SPECIALIZED SERVICES (2.9%)
Banta Corp. ....................      14,500      $   396,937
Inacom Corp. (a)................      12,400          184,450
Staff Leasing, Inc. (a).........       6,300           73,238
                                                  -----------
                                                      654,625
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (1.0%)
Norstan, Inc. (a)...............      13,000          230,750
                                                  -----------

TRANSPORTATION--MISCELLANEOUS (2.5%)
Arnold Industries, Inc. ........      24,900          401,512
Varlen Corp. ...................       7,625          175,852
                                                  -----------
                                                      577,364
                                                  -----------
Total Common Stocks
 (Cost $21,336,884).............                   21,238,777
                                                  -----------

                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENTS (8.7%)

TIME DEPOSIT (8.7%)
Cayman Bank of New York
 4.375%, due 1/4/99.............  $1,961,000        1,961,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,961,000)..............                    1,961,000
                                                  -----------
Total Investments
 (Cost $23,297,884) (b).........       102.3%      23,199,777(c)
Liabilities in Excess of Cash,
 and Other Assets...............        (2.3)        (518,956)
                                  ----------      -----------
Net Assets......................       100.0%     $22,680,821
                                  ==========      ===========

-------
(a) Non-income producing security.
(b) The cost for Federal income tax purposes is $23,302,387.
(c) At December 31, 1998, net unrealized depreciation was $102,610 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,839,368 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,941,978.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $23,297,884)..............................................       $23,199,777
Cash........................................................               468
Receivables:
  Investment securities sold................................           200,956
  Fund shares sold..........................................            82,638
  Dividends and interest....................................            30,609
Unamortized organization expense............................            59,631
                                                                   -----------
        Total assets........................................        23,574,079
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           776,210
  Fund shares redeemed......................................            19,645
  MainStay Management.......................................            18,002
  Custodian.................................................            14,984
  NYLIFE Distributors.......................................            10,438
  Transfer agent............................................             7,230
  Trustees..................................................               165
Accrued expenses............................................            46,584
                                                                   -----------
        Total liabilities...................................           893,258
                                                                   -----------
Net assets..................................................       $22,680,821
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,663
  Class B...................................................            11,272
  Class C...................................................               218
Additional paid-in capital..................................        23,344,812
Accumulated net investment income...........................             7,614
Accumulated net realized loss on investments................          (598,651)
Net unrealized depreciation on investments..................           (98,107)
                                                                   -----------
Net assets..................................................       $22,680,821
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,339,150
                                                                   ===========
Shares of beneficial interest outstanding...................         1,366,325
                                                                   ===========
Net asset value per share outstanding.......................       $      9.03
Maximum sales charge (5.50% of offering price)..............              0.53
                                                                   -----------
Maximum offering price per share outstanding................       $      9.56
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $10,145,444
                                                                   ===========
Shares of beneficial interest outstanding...................         1,127,175
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.00
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   196,227
                                                                   ===========
Shares of beneficial interest outstanding...................            21,808
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.00
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations
for the period June 1, 1998* through December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 137,398
  Interest..................................................     42,370
                                                              ---------
    Total income............................................    179,768
                                                              ---------
Expenses:
  Management................................................     95,249
  Shareholder communication.................................     50,851
  Transfer agent............................................     37,685
  Distribution--Class B.....................................     26,034
  Distribution--Class C.....................................        343
  Service--Class A..........................................     14,989
  Service--Class B..........................................      8,709
  Service--Class C..........................................        115
  Registration..............................................     21,056
  Professional..............................................     18,975
  Custodian.................................................     14,985
  Organization..............................................      7,828
  Recordkeeping.............................................      7,133
  Trustees..................................................        391
  Miscellaneous.............................................     21,339
                                                              ---------
    Total expenses..........................................    325,682
                                                              ---------
Net investment loss.........................................   (145,914)
                                                              ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (611,042)
Net unrealized depreciation on investments..................    (98,107)
                                                              ---------
Net realized and unrealized loss on investments.............   (709,149)
                                                              ---------
Net decrease in net assets resulting from operations........  $(855,063)
                                                              =========

-------
* Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                                June 1, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (145,914)
  Net realized loss on investments..........................        (611,042)
  Net unrealized depreciation on investments................         (98,107)
                                                                 -----------
  Net decrease in net assets resulting from operations......        (855,063)
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      13,399,780
    Class B.................................................      10,830,274
    Class C.................................................         183,607
  Cost of shares redeemed:
    Class A.................................................        (201,264)
    Class B.................................................        (676,513)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      23,535,884
                                                                 -----------
      Net increase in net assets............................      22,680,821
NET ASSETS:
Beginning of period.........................................              --
                                                                 -----------
End of period...............................................     $22,680,821
                                                                 ===========
Accumulated undistributed net investment income at end of
  period....................................................     $     7,614
                                                                 ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

Financial Highlights selected per share data and ratios

                                                                  Class A        Class B            Class C
                                                                  -------        -------            -------
                                                                      June 1, 1998*           September 1, 1998**
                                                                         through                    through
                                                                    December 31, 1998          December 31, 1998
                                                                  ----------------------      -------------------
Net asset value at beginning of period......................       $10.00         $10.00            $ 7.49
                                                                   ------         ------            ------
Net investment loss (a).....................................        (0.06)         (0.09)            (0.06)
Net realized and unrealized gain on investments.............        (0.91)         (0.91)             1.57
                                                                   ------         ------            ------
Total from investment operations............................        (0.97)         (1.00)             1.51
                                                                   ------         ------            ------
Net asset value at end of period............................       $ 9.03         $ 9.00            $ 9.00
                                                                   ======         ======            ======
Total investment return (b).................................        (9.70%)       (10.00%)           20.16%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................        (1.53%)+       (2.28%)+          (2.28%)+
    Expenses................................................         3.14%+         3.89%+            3.89%+
Portfolio turnover rate.....................................           24%            24%               24%
Net assets at end of period (in 000's)......................      $12,339        $10,145              $196

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

MainStay Small Cap Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National

18
-

Notes to Financial Statements

Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $153,528 and $12,391 have been reclassified from accumulated net investment loss and accumulated net realized loss on investments to additional paid-in capital, primarily due to net investment loss incurred during the period.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and

                                                                              19
                                                                               -

MainStay Small Cap Value Fund

realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Sub-Adviser"). Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended December 31, 1998, the Manager earned $95,249.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

20
-

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $7,842 for the period ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges of $3,797 on redemptions of Class B shares for the period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the period ended December 31, 1998, amounted to $37,685.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with net asset values of $8,127,000 and $900,000, respectively. This represents 65.9% and 8.9% of the net assets at period end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $494 for the period ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,133 for the period ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, a capital loss carryforward of $594,148 is available, to the extent provided by regulations, to offset future realized gains through 2006.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $25,652 and $3,704, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other

                                                                              21
                                                                               -

MainStay Small Cap Value Fund

factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                     June 1, 1998* through
                                                                       December 31, 1998
                                                             -------------------------------------
                                                             Class A       Class B       Class C**
                                                             -------       -------       ---------
Shares sold................................................   1,390         1,207            22
Shares redeemed............................................     (24)          (80)           --
                                                              -----         -----           ---
Net increase...............................................   1,366         1,127            22
                                                              =====         =====           ===

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

22
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                                                                              23
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

24
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

                                                                              25
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


26
-

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.
[MAINSTAY FUNDS LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Small Cap Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN25-02/99

  [RECYCLE LOGO]

                                                   MAINSTAY SMALL CAP VALUE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                           [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Strategic Income Fund
                                                                Highlights                                3
                                                              $10,000 Invested in the MainStay
                                                              Strategic Income Fund versus Lehman
                                                              Brothers Aggregate Bond Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                              Analysis                                    6
                                                              Year-by-Year Performance                    7
                                                              Asset Allocation                            8
                                                              Portfolio Composition                       9
                                                              Returns & Lipper Rankings                  12
                                                              Top 10 Holdings                            13
                                                              10 Largest Purchases                       13
                                                              10 Largest Sales                           14
                                                              Portfolio of Investments                   15
                                                              Financial Statements                       25
                                                              Notes to Financial Statements              30
                                                              Report of Independent Accountants          40
                                                              The MainStay Funds                         41

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Strategic Income Fund Highlights

                               1998 MARKET RECAP

- Modest inflation, a strong U.S. dollar, and lower interest rates helped most established bond markets, while emerging markets suffered from difficulties in Asia, Russia, and Latin America.

- The domestic high-grade bond market had mediocre performance in the first half of 1998, but rallied significantly in the second half of the year as the Federal Reserve Board moved to lower interest rates three times.

- High-yield securities had a challenging year as concerns about emerging markets and hedge-fund viability caused a flight to higher-quality bonds, which drew money away from high-yield securities, reducing the liquidity of the high-yield market.

- European bond markets showed strong performance as investors moved away from emerging markets and concentrated on developed markets likely to benefit from European Monetary Union.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Strategic Income Fund returned 5.17% for Class A shares and 4.35% for Class B and Class C shares,(*) excluding all sales charges.

- The Fund benefited from an allocation of close to 30% in international, 40% in high-grade domestic, and 30% in high-yield bonds throughout the year.

- The Fund benefited from diversified European investments, in countries that would participate in European Monetary Union and others that would not.

- The high-yield portion of the Fund's portfolio benefited from careful security selection and buying opportunities when prices fell in the third quarter of 1998.

- All three share classes outperformed the average Lipper(*) multisector income fund, which returned 1.30% for the year ended 12/31/98. Class A shares ranked in the top 10% of all peer funds and Class B shares in the top 15%.

-------
(*) See footnote and table on page 12 for more information on Lipper Inc.
    Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay
Strategic Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation

CLASS A SHARES SEC Returns: 1-year 0.44%, since inception 3.80%

                                  [LINE GRAPH]

                                                MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
                                                          FUND                     BOND INDEX*                 INFLATION(+)
                                                -------------------------   -------------------------          ------------
2/28/97                                                  9550.00                    10000.00                    10000.00
3/31/97                                                  9445.00                     9889.00                    10006.00
6/30/97                                                  9834.00                    10253.00                    10031.00
9/30/97                                                 10181.00                    10594.00                    10093.00
12/31/97                                                10183.00                    10907.00                    10131.00
3/31/98                                                 10467.00                    11075.00                    10137.00
6/30/98                                                 10650.00                    11334.00                    10199.00
9/30/98                                                 10485.00                    11813.00                    10237.00
12/31/98                                                10709.00                    11854.00                    10294.00

CLASS B SHARES Class B SEC Returns: 1-year -0.65%, since inception 3.55%

                                  [LINE GRAPH]

                                                MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
                                                      FUND CLASS B                 BOND INDEX*                 INFLATION(+)
                                                -------------------------   -------------------------          ------------
2/28/97                                                   10000                       10000                       10000
3/31/97                                                    9890                        9889                       10006
6/30/97                                                   10268                       10253                       10031
9/30/97                                                   10612                       10594                       10093
12/31/97                                                  10602                       10907                       10131
3/31/98                                                   10877                       11075                       10137
6/30/98                                                   11037                       11334                       10199
9/30/98                                                   10856                       11813                       10237
12/31/98                                                  10662                       11854                       10294

CLASS C SHARES Class C SEC Returns: 1-year 3.35%, since inception 5.65%

                                  [LINE GRAPH]

                                             MAINSTAY STRATEGIC INCOME   LEHMAN BROTHERS AGGREGATE
                                                       FUND                     BOND INDEX*          INFLATION(+)
                                             -------------------------   -------------------------   ------------
2/28/97                                              10000.00                    10000.00              10000.00
3/31/97                                               9890.00                     9889.00              10006.00
6/30/97                                              10268.00                    10253.00              10031.00
9/30/97                                              10612.00                    10594.00              10093.00
12/31/97                                             10602.00                    10907.00              10131.00
3/31/98                                              10877.00                    11075.00              10137.00
6/30/98                                              11037.00                    11334.00              10199.00
9/30/98                                              10856.00                    11813.00              10237.00
12/31/98                                             11062.00                    11854.00              10294.00

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 2/28/97 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 2/28/97. Returns shown reflect a 4% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 2/28/97 and includes the historical performance of Class B shares for periods 2/28/97 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Portfolio Management Discussion and Analysis

Overall, 1998 was generally a very good year for high-grade bonds, as difficulties in Asia, Russia, and Brazil caused a global flight to quality, with investors focused on highly liquid investments. This movement, had a negative impact on high-yield securities, decreasing the level of demand necessary to support liquidity in the high-yield market.

Inflation remained modest and interest rates declined in most developed markets over the course of the year, providing a favorable environment for bond investors because as rates decline bond prices tend to rise. As core European nations moved closer to European Monetary Union, bond prices and yields tended to converge, creating opportunities in countries that were out of line with the rest of Europe. Nations such as the United Kingdom, which chose not to participate in European Monetary Union, provided attractive diversification opportunities and strong performance. Although some Asian markets began to stabilize toward the end of the year, Japanese bonds suffered from the nation's recession and provided meager returns throughout the year.

A strong U.S. dollar, attractive real returns, and the perception of "safety" attracted investors to U.S. government bonds and pushed prices higher. Canadian bonds also benefited from the flight to quality, providing attractive returns for investors.

HOW DID THE MAINSTAY STRATEGIC INCOME FUND PERFORM IN THIS MARKET ENVIRONMENT?

Quite well. The MainStay Strategic Income Fund returned 5.17% for Class A shares and 4.35% for Class B and Class C shares* for the year ended 12/31/98, excluding all sales charges. All share classes outperformed the average Lipper(+) multisector income fund, which returned 1.30% for the year.

HOW DID THE FUND MANAGE TO DO SO WELL?

The primary reason the Fund outperformed its peers was asset allocation. From the beginning of the year, we believed that the high-yield sector was unlikely to provide sufficient compensation for the level of risk assumed. As a result, we allocated only 21.7% to this sector as of year end. When liquidity in the high-yield market dried up in the third quarter of 1998, the Fund's underweighted position worked in its favor. As prices fell, the Fund was able to buy lower-rated securities at prices we believed were very attractive. Throughout the year, judicious security selection and careful attention to risk and reward also helped the Fund's high-yield investments contribute to the Fund's outperformance.

Anticipating opportunities in Europe, we allocated about 26% of the Fund's assets to a wide range of European bond markets, including countries that would participate in European Monetary Union and ones that would not. Our decision to heavily overweight the Fund in bonds of the United Kingdom proved beneficial. Although the U.K. will not participate in European Monetary Union, it was the Fund's best-performing market. The international portion of the Fund's portfolio also benefited from advances in Canadian bonds, which largely tracked the performance of U.S. Treasuries, while providing a greater yield.


-------
 * Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

(+) See footnote and table on page 12 for more information on Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

                                  [BAR CHART]

                                                                       CLASS A SHARES                 CLASS B & CLASS C SHARES
                                                                       --------------                 ------------------------
12/97                                                                       6.62                               6.02
12/98                                                                       5.17                               4.35

Class C share returns reflect the historical performance of the Class B shares for periods 12/97 through 8/98.

See footnote * on page 12 for more information on performance.

Throughout the year, we also allocated about 40% of the Fund to domestic high-grade bonds. Although domestic bonds underperformed the Fund's European holdings, they also contributed positively to the Fund's overall performance.

WHAT WAS THE FUND'S EUROPEAN STRATEGY IN 1998?

The Fund sought to benefit from the convergence of various economies with the approach of European Monetary Union on January 1, 1999. As part of this strategy, the Fund invested across several European countries participating in EMU, with special emphasis on Ireland, Italy, and Belgium.

WHY DID YOU FOCUS ON THOSE COUNTRIES?

We believed that those nations would experience more positive effects from the convergence of interest rates and bond prices. At the beginning of 1998, interest rates across Europe were widely divergent, but we believed that eventually the gaps would have to close. Our assessment proved correct and the results were positive for the Fund's performance, with the Irish bond market returning 13.99%, Italy 12.19%, and Belgium 12.10% for the year, all in local currency terms. Overall, Europe provided returns in the 12% to 15% range, which was strongly positive for the Fund.

DID YOU HAVE OTHER POINTS OF FOCUS FOR THE FUND IN EUROPE?

Yes, we believed there were strong opportunities in the United Kingdom. Since the U.K. elected not to participate in European Monetary Union, we felt that the British pound would attract money from investors seeking a way to diversify within Europe. At the same time, the British economy was slowing and the central bank began to cut interest rates, which had a decidedly positive effect on bond prices. For the year, the U.K. bond market was up about 19.55% in local currency terms. Since the Fund hedges most of its foreign investments, we were able to capture the bulk of those returns.

EUROPEAN MONETARY UNION (EMU)
-----------------------------
A system that allows participating European countries to operate with a common currency or monetary unit.

DIVERSIFICATION
---------------
Spreading risk by placing assets in several categories of investments, which may include different asset classes, geographic regions, or sectors within a specific market.

REAL RETURN
-----------
The return on an investment after adjustment for the effects of inflation.

ASSET ALLOCATION
--------------------
Apportioning of investment funds among categories of assets or market sectors.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

LOCAL CURRENCY TERMS
--------------------
Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values.

ASSET ALLOCATION AS OF 12/31/98

                                  [PIE CHART]

Domestic Securities                      39.6%
International Securities                 26.4%
High-Yield Securities                    21.7%
Cash, Equivalents & Other Assets,
  Less Liabilities                       12.3%

Actual percentages will vary over time.

WAS THE FLIGHT TO QUALITY THE MAIN FACTOR THAT AFFECTED THE U.S. BOND MARKET?

We believe it was certainly an important factor. During the first half of the year, the domestic bond markets were relatively flat, with few opportunities to benefit from the yield curve or interest rates. During this period, volatility was at its lowest level in 15 years.

Starting around midyear, however, the situation changed dramatically. Market volatility in the second half of 1998 was at its highest level in 15 years. Problems in Asia, Russia, and Latin America helped spur a dramatic flow of funds into domestic high-grade debt. With a government surplus limiting the amount of new bonds issued, the overall effect was a dramatic rise in prices as yields declined to record levels.

Later in the year, the Federal Reserve Board moved three times to reduce interest rates, which helped stabilize the bond market. The overall effect was positive for bond investors and helped contribute to the Fund's outperformance.

WHICH DOMESTIC BOND SECTORS HAD THE BEST PERFORMANCE?

Given the flight to quality, 30-year Treasury bonds were the best-performing securities for the year. Although the Fund's duration strategy varied from quarter to quarter, the Fund's duration was generally neutral to long during the year, which contributed positively to the Fund's overall performance. In the second quarter, the Fund was positioned for a flattening yield curve, which helped returns as the 30-year Treasury outperformed. During the second half of the year, market volatility allowed the Fund to profit from various trades and from having longer-maturity bonds as the yield curve again flattened.

HOW DID THE FUND'S MORTGAGE-BACKED SECURITIES PERFORM?

Anticipating prepayments, the Fund entered the year underweighted in mortgage-backed securities, which was positive for performance. In the second quarter, the Fund added bonds we believed would not be interest-rate sensi-tive, but they underperformed. The Fund's general underweighting of mortgage-related bonds was positive in the third quarter, as interest rates fell and prepayments rose. And during the fourth quarter, we were able to purchase mortgage-backed bonds for the Fund at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve Board moved to lower interest rates and restore order to the markets.

WHAT OTHER DOMESTIC HIGH-GRADE INVESTMENTS DID THE FUND OWN?

The Fund invested in asset-backed securities, favoring high-quality, shorter-term issues that provided a measure of prepayment protection. The securities enhanced the portfolio's yield and added value during the flight to quality.

The Fund also invested in corporate bonds, which were not strong performers in 1998. Given the Asian difficulties, the Fund focused primarily on strong, liquid domestic issuers with little Asian exposure. In the second half of the year, we overweighted the Fund's corporate sector, concentrating on cable and media, utilities, retailers, and regional banks. Unfortunately, corporate bonds showed their worst performance in a decade, so the Fund's overweighted position took a toll on the Fund's overall performance.

HOW DID THE FUND INVEST IN THE HIGH-YIELD MARKET?

Throughout 1998, the Fund was underweighted in high-yield securities as a sector, believing that higher returns could be achieved elsewhere with a more appropriate level of risk. This certainly proved true in the third quarter, when the flight to quality focused investor attention on high-grade bonds, causing liquidity to virtually disappear in the high-yield market. The Fund used defensive positioning and careful assessment of risk and reward to maintain relative strength in a difficult market environment.

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART]

Foreign Bonds                  26.4%

Corporate Bonds                21.6%

U.S. Government &
Federal Agencies               21.8%

Convertible Bonds               6.4%

Yankee Bonds                    3.3%

Securities
Asset-Backed                    3.0%

Mortgage-Backed
Securities                      1.7%

Loan Assignments                0.2%

Cash, Equivalents &
Other Assets, Less
Liabilities                    12.3%

All Other                       3.3%

Actual percentages will vary over time.

HOW WERE THE FUND'S HIGH-YIELD INVESTMENTS POSITIONED DEFENSIVELY?

At the beginning of the year, the Fund was underweighted in paper, steel, and oil and gas. Since commodity-related securities generally performed poorly throughout the year, this proved beneficial for the Fund. The Fund was also underweighted in telecommunications, even though it is one of the largest areas of high-yield issuance, because the available securities weren't suitable given our assessment of risk and reward. This also proved beneficial in the third quarter, when prices all but collapsed.

Another defensive strategy was to examine each security's default-adjusted spread. That's the amount of yield the security may be expected to provide after subtracting the historical default rate for comparably rated securities. Using this as a measure of value, we saw opportunities shift among various quality ratings throughout the year, and altered the Fund's investments accordingly. In particular, the Fund was able to purchase lower-rated securities at bargain prices in the third quarter, then improved the quality of the portfolio in the fourth quarter as higher-rated securities provided more attractive default-adjusted spreads. This prevented the Fund from taking on risk without adequate compensation and contributed positively to performance. At the end of the year, the overall credit quality of the high-yield securities in the Fund's investment portfolio was B+. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. This rating is modified with a plus sign to show relative standing within its rating category.

WHAT WERE SOME OF THE FUND'S BEST-PERFORMING HIGH-YIELD SECURITIES?

CD Radio is a satellite radio enterprise that benefited when major investors gave credibility to the company's business plan. UIH is an international cable company that we purchased in the third quarter, when the price of their securities dropped significantly. The company tendered for the bonds, which was highly profitable for the Fund. Centennial Cellular was another case where the Fund received a tender for its bonds, in this case by an acquirer.

WERE THERE OTHER HIGH-YIELD BONDS THAT DIDN'T DO AS WELL?

Every portfolio has winners and losers. In 1998, our investment in Northern Offshore failed to perform well as oil prices continued to decline and rigs that were scheduled for operation were not put into service. Entex is a distributor of computer equipment and software that missed its earnings projections and was a poor performer. The Fund continues to hold the securities, believing that more positive results are likely in the near future. Medaphis is a company that provides a variety of services to doctors, hospitals, and medical professionals. They missed their earnings projections and underperformed, but had a successful asset sale that has improved the company's cash position. While the company's momentum has improved, its performance for the year was negative and detracted from the Fund's overall performance.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We believe that emerging markets may continue to experience some difficulties in 1999, which could have a positive impact on domestic high-grade securities and established European markets where investors seeking a "safe haven" may turn their focus. We believe that the high-yield market will continue to follow the trends of corporate earnings, and that at year end, the upper tiers of the high-yield market were offering the most attractive levels of compensation for the risks assumed. For investors seeking income, we believe the diversification offered by the MainStay Strategic Income Fund can be valuable in volatile and highly unpredictable markets. Wherever the markets may move, the Fund will continue to seek current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Neil Feinberg
Joseph Portera
Edward Munshower
Steven Tananbaum
Portfolio Managers
MacKay Shields Financial Corporation

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                         1 YEAR         LIFE OF FUND THROUGH 12/31/98
    Class A                               5.17%                     6.43%
    Class B                               4.35%                     5.65%
    Class C                               4.35%                     5.65%

   FUND SEC RETURNS*

                                         1 YEAR         LIFE OF FUND THROUGH 12/31/98
    Class A                               0.44%                     3.80%
    Class B                              -0.65%                     3.55%
    Class C                               3.35%                     5.65%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                   1 YEAR         LIFE OF FUND THROUGH 12/31/98
    Class A                   7 out of 93 funds        11 out of 78 funds
    Class B                  14 out of 93 funds        21 out of 78 funds
    Class C                                 n/a                       n/a
    Average Lipper
    multisector income fund               1.30%                     4.49%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $9.71       $0.6994      $0.0000
    Class B     $9.70       $0.6315      $0.0000
    Class C     $9.70       $0.2147      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The MainStay Strategic Income Fund's expense cap was terminated on February 28, 1998.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (2/28/97) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of Class A shares and Class B shares on 2/28/97 through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

Top 10 Holdings as of 12/31/98

   HOLDING                                       COUNTRY        AMOUNT
   Buoni Poliennali del Tesoro, 8.25%
       due 7/1/01                             Italy           $1,726,886
   Nykredit, Series ANN1, 6.00% due
       10/1/29                                Denmark          1,726,627
   Kingdom of Denmark, 7.00% due
       11/10/24                               Denmark          1,483,260
   MascoTech, Inc., 4.50%, due 12/15/03       United States    1,207,500
   United Kingdom Treasury Bond, 8.00%
       due 12/7/15                            United Kingdom   1,102,166
   Canadian Government, Series VR22
       7.50%, due 3/1/01                      Canada           1,086,807
   General Growth Properties, Inc.,
       7.25% Series A                         United States    1,030,000
   Finnish Government, 9.50%, due
       3/15/04                                Finland          1,008,683
   Cirrus Logic, Inc., 6.00%, due
       12/15/03                               United States      912,500
   Halifax, PLC., 9.375%, due 5/15/21         United Kingdom     893,603

10 Largest Purchases for the year ended 12/31/98

   SECURITY                                      COUNTRY      AMOUNT OF PURCHASE
   United Kingdom Treasury Bonds
       6.50% - 10.00%
       due 2/26/01 - 12/7/15                  United Kingdom          $9,335,819
   Nykredit, 6.00% - 7.00%
       due 10/1/26 - 10/1/29                  Denmark                  6,272,319
   Irish Government, 6.00% - 8.00%
       due 10/18/00 - 8/18/08                 Ireland                  6,122,159
   Buoni Poliennali del Tesoro
       5.00% - 12.00%
       due 7/15/00 - 11/1/27                  Italy                    4,728,313
   New Zealand Government, 7.00% - 8.00%
       due 2/15/01 - 7/15/09                  New Zealand              4,700,001
   Canadian Government, 5.25%-10.25%
       due 3/1/01 - 6/1/27                    Canada                   4,590,806
   Norwegian Government, 5.50% - 7.00%
       due 5/31/01 - 5/15/09                  Norway                   3,692,559
   Kingdom of Denmark, 7.00% - 9.00%
       due 11/15/00 - 11/10/24                Denmark                  3,687,220
   Australian Government, 6.75% - 10.00%
       due 3/15/02 - 8/15/08                  Australia                3,609,146
   Bundesobligation, 4.50% - 7.375%
       due 5/17/02 - 1/4/28                   Germany                  2,218,242


-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Sales for the year ended 12/31/98

   SECURITY                                     COUNTRY       AMOUNT OF SALE
   United Kingdom Treasury Bond
       6.50% - 10.00%
       due 2/26/01 - 12/7/15                  United Kingdom     $10,096,062
   Irish Government, 6.00% - 8.00%
       due 10/18/00 - 8/18/08                 Ireland              6,545,538
   Nykredit, 6.00% - 7.00%
       due 10/1/26 - 10/1/29                  Denmark              6,284,082
   Buoni Poliennali del Tesoro
       5.00% - 12.00%
       due 7/15/00 - 11/1/27                  Italy                4,221,076
   Canadian Government, 5.25% - 10.25%
       due 3/1/01 - 7/15/28                   Canada               3,559,697
   New Zealand Government, 7.00% - 8.00%
       due 2/15/01 - 7/15/09                  New Zealand          2,908,207
   Australian Government, 6.75% - 10.00%
       due 3/15/02 - 8/15/08                  Australia            2,859,200
   Norwegian Government, 5.50% - 6.75%
       due 5/31/01 - 5/15/09                  Norway               2,825,637
   Kingdom of Denmark, 7.00% - 9.00%
       due 11/15/00 - 11/10/24                Denmark              2,000,005
   Inco Ltd., 5.75%, due 7/1/04               United States        1,917,112

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
LONG-TERM BONDS (84.4%)(+)
ASSET-BACKED SECURITIES (3.0%)

AIRPLANE LEASES (0.7%)
AerCo Ltd.
 Series 1A Class A1
 5.7255%, due 7/15/23 (c)(d)....  $        150,000   $   148,939
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19.............           421,443       445,044
                                                     -----------
                                                         593,983
                                                     -----------

AUTO LEASES (0.7%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02..............           320,000       321,702
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02.............           310,000       309,811
                                                     -----------
                                                         631,513
                                                     -----------

CONSUMER LOANS (0.4%)
Green Tree Recreational
 Equipment & Consumer Trust
 Series 1997-C Class A1
 6.49%, due 2/15/18.............           370,750       374,346
                                                     -----------

CREDIT CARD RECEIVABLES (0.2%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03.............           220,000       223,434
                                                     -----------
EQUIPMENT LOANS (0.1%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02............           100,000        99,315
                                                     -----------
TRANSPORTATION (0.3%)
Federal Express Corp.
 Pass-Through Certificates
 Series 98-1A Class A
 6.72%, due 1/15/22.............           225,000       232,684
                                                     -----------

UTILITY LOANS (0.6%)
Comed Transitional Funding Trust
 Series 1998-1 Class A7
 5.74%, due 12/25/10 (r)........           520,000       519,839
                                                     -----------
Total Asset-Backed Securities
 (Cost $2,662,820)..............                       2,675,114
                                                     -----------

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CONVERTIBLE BONDS (6.4%)

COMPUTER PERIPHERALS (0.9%)
Adaptec, Inc.
 4.75%, due 2/1/04 (c)..........  $      1,000,000   $   775,000
                                                     -----------

COMPUTERS & OFFICE EQUIPMENT
(0.8%)
S3, Incorporated
 5.75%, due 10/1/03.............         1,000,000       716,250
                                                     -----------

CONGLOMERATES (0.5%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (k).........           195,000       177,450
Hutchison Delta Finance Ltd.
 7.00%, due 11/8/02 (k).........           170,000       183,600
Loxley Public Co. Ltd.
 3.50%, due 4/20/05 (k).........           245,000        63,700
                                                     -----------
                                                         424,750
                                                     -----------

DOMESTIC OILS (1.4%)
MascoTech, Inc.
 4.50%, due 12/15/03............         1,500,000     1,207,500
                                                     -----------

HEALTH CARE (1.6%)
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (c)............................         1,500,000       845,625
PhyCor, Inc.
 4.50%, due 2/15/03.............           800,000       491,000
Sun Healthcare Group, Inc.
 6.00%, due 3/1/04 (c)..........            75,000        48,000
                                                     -----------
                                                       1,384,625
                                                     -----------

REAL ESTATE (0.1%)
Paliburg International Finance
 Co.
 3.50%, due 2/6/01 (k)..........           110,000        65,312
                                                     -----------

RESTAURANTS & LODGING (0.0%) (B)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15
 (i)............................         1,500,000        15,000
                                                     -----------

RETAIL (0.1%)
Nine West Group, Inc.
 5.50%, due 7/15/03.............           125,000        98,750
                                                     -----------

TECHNOLOGY (1.0%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03............         1,250,000       912,500
                                                     -----------
Total Convertible Bonds
 (Cost $6,477,741)..............                       5,599,687
                                                     -----------

----------------------------------------------------------------
(+) Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CORPORATE BONDS (21.6%)

AEROSPACE (0.2%)
DeCrane Aircraft Holdings, Inc.
 12.00%, due 9/30/08 (u)........  $            195   $   195,000
                                                     -----------
BANKS (1.2%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08..............           170,000       158,100
Banc One Corp.
 7.60%, due 5/1/07..............            80,000        89,781
Capital One Bank
 Series BKNT
 6.375%, due 2/15/03............           190,000       187,597
Local Financial Corp.
 11.00%, due 9/8/04.............           410,000       422,300
Tokai Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(k).........................           230,000       197,800
                                                     -----------
                                                       1,055,578
                                                     -----------

CABLE (1.4%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03......           790,000       347,600
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning 6/15/99......           537,836        64,540
Primestar, Inc.
 12.3788%, due 4/1/99 (d)(g)....           500,000       200,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 05/15/01.....           930,000       483,600
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03......           265,000       143,100
                                                     -----------
                                                       1,238,840
                                                     -----------

CASINOS (1.2%)
Argosy Gaming Co.
 13.25%, due 6/1/04.............           170,000       190,400
Circus Circus Enterprises, Inc.
 6.70%, due 11/15/96............            50,000        47,342
Harrah's Operating Company, Inc.
 7.875%, due 12/15/05...........           150,000       151,662
Harvey Casinos Resorts
 10.625%, due 6/1/06............           170,000       183,600

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CASINOS (CONTINUED)
Penn National Gaming, Inc.
 10.625%, due 12/15/04..........  $        300,000   $   315,000
President Riverboat Casinos,
 Inc.
 12.00%, due 9/15/01 (c)(g).....            47,000        47,000
 13.00%, due 9/15/01............            94,000        80,840
                                                     -----------
                                                       1,015,844
                                                     -----------

CELLULAR TELEPHONE (0.3%)
Centennial Cellular Corp.
 10.75%, due 12/15/08 (c).......           195,000       194,025
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (g)(i).........................           475,000        47,500
                                                     -----------
                                                         241,525
                                                     -----------

CHEMICALS (0.1%)
Bordon Chemicals & Plastics L.P.
 9.50%, due 5/1/05..............            60,000        49,800
                                                     -----------

CONSTRUCTION & ENGINEERING
 (0.4%)
Cathay International Holdings,
 Inc.
 13.00%, due 4/15/08 (c)(k).....           675,000       256,500
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c).........           205,000        94,300
                                                     -----------
                                                         350,800
                                                     -----------

COSMETICS (0.3%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08 (c).........           260,000       236,600
                                                     -----------

DOMESTIC OIL & GAS (0.5%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07............            55,000        50,325
Denbury Management, Inc.
 9.00%, due 3/1/08..............            55,000        49,500
KCS Energy, Inc.
 Series B
 11.00%, due 1/15/03............            85,000        78,200
Queens Sand Resources, Inc.
 12.50%, due 7/1/08.............           135,000        97,200
Stone Energy Corp.
 8.75%, due 9/15/07.............           200,000       194,000
                                                     -----------
                                                         469,225
                                                     -----------

DRUGS (0.4%)
Biovail Corporation
 International
 10.875%, due 11/15/05 (c)......           190,000       190,950

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

DRUGS (CONTINUED)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c)........  $        190,000   $   191,900
                                                     -----------
                                                         382,850
                                                     -----------
ELECTRIC UTILITIES (0.7%)
Niagara Mohawk Power Corp.
 Series B
 7.00%, due 10/1/00.............           430,000       434,326
Public Service Electric & Gas
 Co.
 Series UU
 6.75%, due 3/1/06..............           145,000       155,585
                                                     -----------
                                                         589,911
                                                     -----------

FINANCE (0.5%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06.............           240,000       235,200
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (h).........           900,000       135,000
ContiFinancial Corp.
 7.50%, due 3/15/02.............            55,000        37,400
                                                     -----------
                                                         407,600
                                                     -----------

FINANCIAL SERVICES (0.5%)
Conseco, Inc.
 6.40%, due 6/15/11.............           210,000       202,889
Equitable Companies, Inc. (The)
 7.00%, due 4/1/28..............           110,000       115,064
Household Finance Corp.
 6.50%, due 11/15/08............           125,000       130,000
                                                     -----------
                                                         447,953
                                                     -----------
FOOD, BEVERAGES & TOBACCO (1.0%)
Coca-Cola Enterprises, Inc.
 6.95%, due 11/15/26............           340,000       364,592
Philip Morris Companies, Inc.
 6.15%, due 3/15/10.............           330,000       332,561
Standard Commercial Corp.
 8.875%, due 8/1/05.............           225,000       216,000
                                                     -----------
                                                         913,153
                                                     -----------

HEALTH CARE (1.5%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............           360,000       313,362
Magellan Health Services, Inc.
 9.00%, due 2/15/08.............           150,000       133,500
Medaphis Corp.
 9.50%, due 2/15/05.............           510,000       397,800

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
HEALTH CARE (CONTINUED)
Quest Diagnostics, Inc.
 10.75%, due 12/15/06...........  $        355,000   $   395,825
Sun Healthcare Group, Inc.
 9.375%, due 5/1/08 (c).........            80,000        64,000
                                                     -----------
                                                       1,304,487
                                                     -----------

HOUSING (0.5%)
Greystone Homes, Inc.
 10.75%, due 3/1/04.............           450,000       474,750
                                                     -----------

INDUSTRIAL (0.4%)
Generac Portable Products L.L.C.
 11.25%, due 7/1/06 (c)(k)......           100,000       101,000
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.......           400,000       176,000
 9.875%, due 6/1/08.............            50,000        45,500
                                                     -----------
                                                         322,500
                                                     -----------

LEISURE (0.2%)
Bally Total Fitness Holding
 Corp.
 Series B
 9.875%, due 10/15/07...........           185,000       181,300
                                                     -----------

MEDIA (1.0%)
Time Warner, Inc.
 8.375%, due 7/1/13.............           492,000       590,680
Walt Disney Co. (The)
 5.62%, due 12/1/08.............           195,000       194,550
Young America Corp.
 Series B
 11.625%, due 2/15/06...........           180,000        84,600
                                                     -----------
                                                         869,830
                                                     -----------

MINING (0.2%)
Great Central Mines Ltd.
 8.875%, due 4/1/08.............           145,000       145,000
                                                     -----------

OIL SERVICES (0.3%)
Grey Wolf, Inc.
 8.875%, due 7/1/07.............            65,000        48,100
Northern Offshore ASA
 10.00%, due 5/15/05 (c)........           110,000        57,200
R&B Falcon Corp.
 9.50%, due 12/15/08 (c)........           195,000       195,000
                                                     -----------
                                                         300,300
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

OTHER TRANSPORTATION (0.1%)
Ultrapetrol (Bahamas) Ltd.
 10.50%, due 4/1/08.............  $        125,000   $   100,000
                                                     -----------
PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28..............           180,000       179,431
                                                     -----------

PUBLISHING (0.3%)
Affiliated Newspapers
 Investments, Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99.......           150,000       154,500
General Media, Inc.
 10.625%, due 12/31/00..........           100,000        88,000
                                                     -----------
                                                         242,500
                                                     -----------

REAL ESTATE (2.4%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07.............           630,000       585,900
EOP Operating L.P.
 6.50%, due 6/15/04.............           270,000       265,391
Health Care Property Investors,
 Inc.
 6.875%, due 6/8/05.............           205,000       193,084
Highwoods Realty L.P.
 8.00%, due 12/1/03.............           385,000       387,888
 8.125%, due 1/15/09............           200,000       198,000
Hospitality Properties Trust
 7.00%, due 3/1/08..............           225,000       201,033
LNR Property Corp.
 9.375%, due 3/15/08............           230,000       220,800
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02.............            70,000        65,409
                                                     -----------
                                                       2,117,505
                                                     -----------

RECREATION & ENTERTAINMENT (0.2%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (h)(i).....           160,000         1,600
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04...........           190,000       193,800
                                                     -----------
                                                         195,400
                                                     -----------

RESTAURANTS & LODGING (0.9%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08............           290,000       292,175

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
RESTAURANTS & LODGING (CONTINUED)
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(g).........................  $        320,000   $   302,400
HMH Properties, Inc.
 Series C
 8.45%, due 12/1/08.............           195,000       195,000
                                                     -----------
                                                         789,575
                                                     -----------

RETAIL (0.5%)
Albertson's, Inc.
 Series C
 6.625%, due 6/1/28.............           120,000       123,385
Dayton Hudson Corp.
 5.875%, due 11/1/08............           105,000       106,594
Wal-Mart Stores, Inc.
 5.65%, due 2/1/10..............           200,000       200,896
                                                     -----------
                                                         430,875
                                                     -----------

SPECIALIZED SERVICES (0.6%)
Cendant Corp.
 7.75%, due 12/1/03.............           425,000       432,370
WPP Finance (USA) Corp.
 6.625%, due 7/15/05............           135,000       134,328
                                                     -----------
                                                         566,698
                                                     -----------

STEEL, ALUMINUM & OTHER METALS
(1.1%)
Carpenter Technology Corp.
 Series B
 6.275%, due 4/7/03.............            85,000        85,414
GS Technologies Operating Co.
 12.25%, due 10/1/05............           300,000       201,000
Republic Engineered Steels, Inc.
 9.875%, due 12/15/01...........           275,000       281,188
Schuff Steel Co.
 10.50%, due 6/1/08.............           240,000       208,800
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05............            90,000        94,500
WCI Steel, Inc.
 Series B
 10.00%, due 12/1/04............           115,000       114,138
                                                     -----------
                                                         985,040
                                                     -----------

TECHNOLOGY (0.3%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00.......           200,000        72,000
Entex Information Services, Inc.
 12.50%, due 8/1/06 (c).........            85,000        58,650

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TECHNOLOGY (CONTINUED)
Metawave Communications Corp.
 13.75%, due 4/28/00
 (d)(g)(o)......................  $        165,656   $   165,656
                                                     -----------
                                                         296,306
                                                     -----------

TELECOMMUNICATION SERVICES (1.4%)
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05.............           250,000       188,750
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05............           350,000       112,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (v).........               100        74,500
Orion Network System, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02......           250,000       156,250
Sprint Capital Corp.
 6.125%, due 11/15/08...........           100,000       102,180
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........           180,000       181,350
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01
 (c)(t).........................               550       330,000
WorldCom, Inc.
 6.125%, due 8/15/01............            95,000        96,592
                                                     -----------
                                                       1,241,622
                                                     -----------

TEXTILE & APPAREL (0.4%)
Delta Mills, Inc.
 Series B
 9.625%, due 9/1/07.............           140,000       135,450
Norton McNaughton, Inc.
 12.50%, due 6/1/05.............            40,000        34,000
Tommy Hilfiger U.S.A., Inc.
 6.50%, due 6/1/03..............           220,000       217,092
                                                     -----------
                                                         386,542
                                                     -----------

TRANSPORTATION (0.4%)
Cenargo International, PLC
 9.75%, due 6/15/08 (c).........           130,000       124,963
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07.............            95,000        75,050
Pacific & Atlantic (Holdings)
 Inc. 11.50%, due 5/30/08.......           150,000       105,000
                                                     -----------
                                                         305,013
                                                     -----------
Total Corporate Bonds
 (Cost $20,356,515).............                      19,029,353
                                                     -----------

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
FOREIGN BONDS (26.4%)
AUSTRALIA (1.2%)
Australian Government
 Series 808
 8.75%, due 8/15/08.............     A$    297,000   $   233,596
 Series 904
 9.00%, due 9/15/04.............           796,000       588,635
Treasury Corp. of Victoria
 8.25%, due 10/15/03............           295,000       204,477
                                                     -----------
                                                       1,026,708
                                                     -----------

CANADA (1.5%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08..............    C$     347,000       245,123
 Series VR22
 7.50%, due 3/1/01..............         1,580,000     1,086,807
                                                     -----------
                                                       1,331,930
                                                     -----------

DENMARK (4.2%)
Kingdom of Denmark
 7.00%, due 11/10/24............    DK   7,375,000     1,483,260
 8.00%, due 5/15/03.............         2,528,000       460,805
Nykredit
 Series ANN1
 6.00%, due 10/1/29.............        11,196,000     1,726,627
                                                     -----------
                                                       3,670,692
                                                     -----------

FINLAND (1.1%)
Finnish Government
 Series RG
 9.50%, due 3/15/04.............    FM   4,000,000     1,008,683
                                                     -----------

GERMANY (2.7%)
Bundes Republic Deutschland
 Series 98
 5.625%, due 1/4/28.............    DM     556,000       376,225
Bundesobligation
 Series 123
 4.50%, due 5/17/02 (x).........         1,397,000       870,692
Discover Card Offerings
 Series DM
 5.25%, due 6/20/08.............           800,000       503,122
Euronet Services, Inc.
 Series DTCU
 (zero coupon), due 7/1/06
 12.375%, beginning 7/1/02
 (w)............................               645       116,174
Land Baden-Wuerttemberg
 Series 38
 7.50%, due 10/22/04............           290,000       207,104

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

GERMANY (CONTINUED)
Norddeutsche Landesbank
 Series 5
 4.75%, due 7/7/08..............  DM       484,000   $   300,849
                                                     -----------
                                                       2,374,166
                                                     -----------

GREECE (0.9%)
Hellenic Republic
 8.90%, due 4/1/03..............  GRD   69,000,000       258,221
 8.90%, due 3/21/04.............       140,300,000       535,917
                                                     -----------
                                                         794,138
                                                     -----------
ITALY (3.5%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08..............  IL 1,320,000,000       859,254
 6.50%, due 11/1/27.............       680,000,000       514,447
 8.25%, due 7/1/01..............     2,550,000,000     1,726,886
                                                     -----------
                                                       3,100,587
                                                     -----------

NEW ZEALAND (1.2%)
New Zealand Government
 Series 709
 7.00%, due 7/15/09.............  N$       442,000       261,437
 Series 1106
 8.00%, due 11/15/06............         1,291,000       792,387
                                                     -----------
                                                       1,053,824
                                                     -----------

NORWAY (0.9%)
Norwegian Government
 5.50%, due 5/15/09.............  NK     2,033,000       269,963
 7.00%, due 5/31/01.............         3,985,000       535,814
                                                     -----------
                                                         805,777
                                                     -----------
SPAIN (0.6%)
Spanish Government
 6.00%, due 1/31/08.............  SP    64,420,000       520,718
                                                     -----------
SWEDEN (0.8%)
AB Spintab
 Series 164
 8.50%, due 12/19/01............  SK     1,000,000       138,235
Swedish Government
 Series 1040
 6.50%, due 5/5/08..............         3,600,000       520,616
                                                     -----------
                                                         658,851
                                                     -----------
UNITED KINGDOM (5.5%)
European Investment Bank
 6.25%, due 12/7/08.........pound sterling 449,000       816,743

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02.........pound sterling 420,000   $   735,103
 Series EMTN
 7.125%, due 8/10/99............           250,000       419,538
Halifax, PLC
 9.375%, due 5/15/21............           370,000       893,603
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03
 (c)............................           100,000        91,510
United Kingdom Gilt
 9.50%, due 10/25/04............           377,000       785,947
United Kingdom Treasury Bond
 8.00%, due 12/7/15.............           467,000     1,102,166
                                                     -----------
                                                       4,844,610
                                                     -----------
UNITED STATES (2.3%)
Camuzzi Gas Pampeana S.A.
 9.25%, due 12/15/01 (e)........  $        200,000       193,500
Conproca, S.A.
 12.00%, due 6/16/10 (c)(k).....           313,000       294,220
Innova S de R.L.
 12.875%, due 4/1/07 (e)........            30,000        20,700
Nacional Financiera SNC
 9.375%, due 4/23/99 (c)(k).....           150,000       150,000
Republic of Colombia
 7.625%, due 2/15/07............           500,000       410,000
Republic of Venezuela
 Series W-A
 6.75%, due 3/31/20.............           294,000       204,514
TPSA Finance B.V.
 7.75%, due 12/10/08 (c)........           580,000       574,200
YPF Sociedad Anonima
 Series MTNA
 7.75%, due 8/27/07 (e).........           200,000       176,000
                                                     -----------
                                                       2,023,134
                                                     -----------
Total Foreign Bonds
 (Cost $22,869,893).............                      23,213,818
                                                     -----------

LOAN ASSIGNMENTS (0.2%)

FOOD, BEVERAGES & TOBACCO (0.2%)
Domino's Pizza, Inc.
 Bank debt
 Tranche B
 8.75%, due 12/31/06
 (d)(g)(s)......................           100,000       100,000
 Bank debt
 Tranche C
 9.00%, due 12/31/07
 (d)(g)(s)......................           100,000       100,000
                                                     -----------
                                                         200,000
                                                     -----------
Total Loan Assignments
 (Cost $200,000)................                         200,000
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
(1.7%)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE
  OBLIGATIONS) (1.7%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31............  $        180,000   $   183,488
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08............           275,000       279,554
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 7.2778%, due 6/15/21 (d).......           155,677       158,476
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30............            99,437       100,385
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31...........           215,000       219,066
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 11/20/07...........            99,478       100,224
SASCO Floating Rate Commercial
 Mortgage Trust
 Series 1998-C3A Class A1A
 6.1744%, due 10/25/99 (c)(d)...           431,240       431,240
                                                     -----------
                                                       1,472,433
                                                     -----------
Total Mortgage-Backed Securities
 (Cost $1,466,664)..............                       1,472,433
                                                     -----------

U.S. GOVERNMENT & FEDERAL AGENCIES
(21.8%)

FEDERAL AGENCY (COLLATERALIZED
  MORTGAGE OBLIGATION) (0.1%)
Fannie Mae-Aces
 Series 1998-M1 Class A1
 5.96%, due 5/25/07.............           125,117       126,173
                                                     -----------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (0.6%)
 5.75%, due 4/15/03.............           490,000       503,000
                                                     -----------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (6.9%)
 6.50%, due 5/1/13-10/1/28......         4,411,807     4,444,514
 6.50%, due 2/11/29 TBA (l).....           790,000       794,448
 7.00%, due 12/1/12.............           777,593       794,358
                                                     -----------
                                                       6,033,320
                                                     -----------

                                     Principal
                                       Amount           Value
----------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION II
 (MORTGAGE  PASS-THROUGH
  SECURITIES) (5.3%)
 7.00%, due 7/15/25-9/15/28.....  $      2,539,447   $ 2,598,185
 7.50%, due 12/15/23-11/25/28...           958,644       988,191
 7.50%, due 1/21/29 TBA (l).....           485,000       499,856
 8.00%, due 11/25/28............           528,126       548,427
                                                     -----------
                                                       4,634,659
                                                     -----------

UNITED STATES TREASURY BONDS
(2.8%)
 6.125%, due 11/15/27...........           680,000       761,172
 6.375%, due 8/15/27............           920,000     1,057,420
 7.625%, due 2/15/25............           345,000       453,568
 8.875%, due 8/15/17............           150,000       211,288
                                                     -----------
                                                       2,483,448
                                                     -----------

UNITED STATES TREASURY NOTES
(6.1%)
 5.25%, due 8/15/03.............           265,000       271,750
 5.375%, due 6/30/03............         1,410,000     1,450,975
 5.625%, due 11/30/00 (m).......         2,140,000     2,178,113
 6.375%, due 3/31/01............           185,000       191,764
 6.875%, due 5/15/06............           395,000       446,595
 7.875%, due 11/15/99-11/15/04..           800,000       849,157
                                                     -----------
                                                       5,388,354
                                                     -----------
Total U.S. Government & Federal
 Agencies
 (Cost $19,154,246).............                      19,168,954
                                                     -----------

YANKEE BONDS (3.3%)
BROADCAST/MEDIA (0.1%)
TV Azteca, S.A. de C.V.
 Series B
 10.50%, due 2/15/07............            60,000        49,350
                                                     -----------

CELLULAR TELEPHONE (0.1%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......           120,000        84,900
                                                     -----------

CHEMICALS (0.6%)
Octel Developments, PLC
 10.00%, due 5/1/06.............           490,000       514,500
                                                     -----------

CONSUMER DURABLES (0.1%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00......           550,000        55,000
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     Principal
                                       Amount           Value
----------------------------------------------------------------
YANKEE BONDS (CONTINUED)

ELECTRIC UTILITIES (0.2%)
United Utilities, PLC
 6.45%, due 4/1/08..............  $        190,000   $   195,565
                                                     -----------

FINANCE (0.3%)
Fairfax Financial Holdings Ltd.
 6.875%, due 4/15/08............           310,000       306,100
                                                     -----------
MINING (0.2%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27.............           180,000        97,200
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14.............           125,000       101,250
                                                     -----------
                                                         198,450
                                                     -----------

MULTI-INDUSTRIAL (0.3%)
Tyco International Group S.A.
 7.00%, due 6/15/28.............           255,000       263,757
                                                     -----------

OIL SERVICES (0.3%)
Petroleum Geo-Services ASA
 7.125%, due 3/30/28............           260,000       245,544
                                                     -----------

PAPER & FOREST PRODUCTS (0.2%)
Stone Container Finance Company
 of Canada
 11.50%, due 8/15/06 (c)........           150,000       155,062
                                                     -----------

STEEL, ALUMINUM & OTHER METALS
(0.3%)
Ivaco, Inc.
 11.50%, due 9/15/05............           300,000       300,000
                                                     -----------

TRANSPORTATION (0.6%)
Alpha Shipping, PLC
 Series A
 9.50%, due 2/15/08.............           200,000        57,000
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06............           175,000        54,250
Ford Capital Co. B.V.
 9.50%, due 6/1/10..............           330,000       424,364
                                                     -----------
                                                         535,614
                                                     -----------
Total Yankee Bonds
 (Cost $2,924,850)..............                       2,903,842
                                                     -----------
Total Long-Term Bonds
 (Cost $76,112,729).............                      74,263,201
                                                     -----------

                                       Shares           Value
----------------------------------------------------------------
COMMON STOCKS (0.0%) (B)

HEALTH CARE (0.0%) (B)
General Healthcare Group Ltd.
 (a)(j).........................                25   $     1,248
                                                     -----------
Total Common Stock..............                           1,248
                                                     -----------

PREFERRED STOCKS (3.3%)

BIOTECHNOLOGY (0.3%)
Monsanto Co.
 6.50% (f)......................             5,000       245,000
                                                     -----------

CABLE (0.4%)
United International Holdings,
 Inc.
 4.00%, Series A (a)(f)(g)......             1,840       358,800
                                                     -----------

CELLULAR TELEPHONE (0.2%)
Centaur Funding Corp.
 9.08%, Series B (c)............               195       202,800
                                                     -----------

MINING (0.6%)
Freeport McMoran Copper & Gold,
 Inc.
 7.00%, Series A (f)(n).........            35,400       526,575
                                                     -----------

OIL SERVICES (0.2%)
Unocal Corp.
 6.25% (f)......................             3,000       143,250
                                                     -----------

REAL ESTATE (1.2%)
General Growth Properties, Inc.
 7.25%, Series A (f)............            40,000     1,030,000
                                                     -----------

RESTAURANTS & LODGING (0.4%)
Lodgian Capital Trust I
 7.00% (c)(f)...................            20,000       352,500
                                                     -----------

Total Preferred Stocks
 (Cost $3,508,832)..............                       2,858,925
                                                     -----------

WARRANTS (0.0%) (B)

CABLE (0.0%) (B)
@Entertainment, Inc.
 expire 7/15/08 (a)(c)..........             3,160         7,900
                                                     -----------

FOOD, BEVERAGES & TOBACCO
(0.0%) (B)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).........               150         1,500
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       Shares           Value
                                   -----------------------------
WARRANTS (CONTINUED)
TECHNOLOGY (0.0%) (B)
Metawave Communications Corp.
 expire 4/28/00 (a)(g)..........             2,873   $    20,111
                                                     -----------

TELECOMMUNICATION SERVICES
(0.0%) (B)
HighwayMaster Communications,
 Inc. expire 9/15/05 (a)(c).....               200             2
                                                     -----------

Total Warrants
 (Cost $31,558).................                          29,513
                                                     -----------
                                     Principal
                                       Amount
                                  --------------
SHORT-TERM INVESTMENTS (7.3%)
COMMERCIAL PAPER (4.5%)
Xerox Credit Corp.
 5.10%, due 1/4/99..............  $      4,005,000     4,003,298
                                                     -----------
Total Commercial Paper
 (Cost $4,003,298)..............                       4,003,298
                                                     -----------

FOREIGN SHORT TERM BONDS (0.2%)
UNITED STATES (0.2%)
Nacional Financiera SNC
 6.2194%, due 3/15/99 (d).......           155,000       155,000
                                                     -----------
Total Foreign Short Term Bonds
 (Cost $155,124)................                         155,000
                                                     -----------

SHORT-TERM BONDS (2.6%)
BUILDING MATERIALS (1.8%)
American Standard Companies,
 Inc.
 10.875%, due 5/15/99...........         1,590,000     1,593,975
                                                     -----------

FINANCE (0.8%)
WestFed Holdings, Inc.
 15.50%, due 9/15/99 (h)........           800,000       704,000
                                                     -----------
Total Short-Term Bonds
 (Cost $2,263,788)..............                       2,297,975
                                                     -----------

                                                        Value
----------------------------------------------------------------
Total Short-Term Investments
 (Cost $6,422,210)..............                     $ 6,456,273
                                                     -----------
Total Investments
 (Cost $86,075,329) (p).........              95.0%   83,609,160(q)
Cash and Other Assets,
 Less Liabilities...............               5.0     4,358,261
                                             -----   -----------
Net Assets......................             100.0%  $87,967,421
                                             =====   ===========


-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(e)  Yankee bond.
(f)  Convertible preferred stock.
(g)  Restricted security.
(h)  Issue in default.
(i)  Issuer in bankruptcy.
(j)  British security.
(k)  Euro-Dollar bond.
(l) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(m)  Partially segregated as collateral for TBAs.
(n) Depository Shares--each share represents 0.05 shares of a share of Series A 7.00% step-up convertible preferred stock.
(o) CIK ("Cash in Kind")-interest or dividend payment is made with cash or additional securities.
(p) The cost for Federal income tax purposes is $86,200,137.
(q) At December 31, 1998, net unrealized depreciation was $2,590,977, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,578,428 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,169,405.
(r)  Rate Reduction Bond.
(s)  Multiple tranche facilities.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

(t) 550 Units--each unit reflects $1,000 principal amount of 0%/13.875% Senior Discounted Note plus warrants to acquire 8% of the company's common stock at a future date.
(u) 195 Units--each unit reflects $1,000 principal amount of 12.00% Senior Subordinated Notes plus 1 warrant to acquire 1.55 shares of common stock at $35.65 per share at a future date.
(v) 100 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(w) 645 Units--each unit reflects $1,000 principal amount of 0%/ 12.375% Senior Discounted Notes plus 3 warrants to acquire 1.05 shares of common stock at $2.00 per share at a future date.
(x) Segregated as collateral for forward foreign currency contracts.
(y) The following abbreviations are used in the above portfolio:
     A$--Australian Dollar
     C$--Canadian Dollar
     DK--Danish Krone
     DM--Deutsche Mark
     FM--Finnish Markka
     GRD--Greek Drachma
     IL--Italian Lira
     N$--New Zealand Dollar
     NK--Norwegian Krone
     Pound Sterling --Pound Sterling
     SP--Spanish Peseta
     SK--Swedish Krona
     $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $86,075,329)..............................................       $83,609,160
Cash........................................................         1,976,798
Cash denominated in foreign currencies (identified cost
  $2,373,776)...............................................         2,376,236
Receivables:
  Dividends and interest....................................         1,255,711
  Fund shares sold..........................................           505,270
  Investment securities sold................................           343,699
Unrealized appreciation on forward foreign currency
  contracts.................................................           133,611
Unamortized organization expense............................           131,757
                                                                   -----------
        Total assets........................................        90,332,242
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         2,031,827
  NYLIFE Distributors.......................................            59,011
  MainStay Management.......................................            46,350
  Custodian.................................................            19,600
  Fund shares redeemed......................................            18,669
  Transfer agent............................................            12,248
  Trustees..................................................               535
Accrued expenses............................................            87,678
Unrealized depreciation on forward foreign currency
  contracts.................................................            88,903
                                                                   -----------
        Total liabilities...................................         2,364,821
                                                                   -----------
Net assets..................................................       $87,967,421
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    22,240
  Class B...................................................            68,292
  Class C...................................................                94
Additional paid-in capital..................................        90,253,233
Accumulated distribution in excess of net investment
  income....................................................           (99,692)
Accumulated undistributed net realized gain on
  investments...............................................           133,445
Net unrealized depreciation on investments..................        (2,466,169)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and forward foreign
  currency contracts........................................            55,978
                                                                   -----------
Net assets..................................................       $87,967,421
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,603,016
                                                                   ===========
Shares of beneficial interest outstanding...................         2,223,982
                                                                   ===========
Net asset value per share outstanding.......................       $      9.71
Maximum sales charge (4.50% of offering price)..............              0.46
                                                                   -----------
Maximum offering price per share outstanding................       $     10.17
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $66,273,045
                                                                   ===========
Shares of beneficial interest outstanding...................         6,829,161
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.70
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    91,360
                                                                   ===========
Shares of beneficial interest outstanding...................             9,417
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.70
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   145,182
  Interest(a)...............................................    5,561,975
                                                              -----------
    Total income............................................    5,707,157
                                                              -----------
Expenses:
  Management................................................      455,063
  Distribution--Class B.....................................      421,359
  Distribution--Class C.....................................           27
  Service--Class A..........................................       49,104
  Service--Class B..........................................      140,497
  Service--Class C..........................................            9
  Transfer agent............................................      127,222
  Shareholder communication.................................       81,473
  Registration..............................................       58,297
  Amortization of organization expense......................       41,676
  Custodian.................................................       40,641
  Professional..............................................       34,871
  Recordkeeping.............................................       28,380
  Trustees..................................................        2,158
  Miscellaneous.............................................       19,322
                                                              -----------
    Total expenses before reimbursement.....................    1,500,099
Expense reimbursement from Manager..........................      (30,927)
                                                              -----------
    Net expenses............................................    1,469,172
                                                              -----------
Net investment income.......................................    4,237,985
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................      870,013
  Option transactions.......................................      (58,477)
  Foreign currency transactions.............................       84,933
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................      896,469
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (1,711,052)
  Translation of assets and liabilities in foreign
    currencies and forward foreign currency contracts.......     (120,882)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (1,831,934)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................     (935,465)
                                                              -----------
Net increase in net assets resulting from operations........  $ 3,302,520
                                                              ===========

-------
(a) Interest recorded net of foreign withholding taxes of $166.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                  February 28, 1997*
                                                                 Year ended             through
                                                              December 31, 1998    December 31, 1997
                                                              -----------------   -------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $ 4,237,985          $ 2,815,744
  Net realized gain on investments..........................         870,013            1,182,881
  Net realized gain on foreign currency transactions........          84,933              111,334
  Net realized loss on option transactions..................         (58,477)                  --
  Net change in unrealized depreciation on investments......      (1,711,052)            (755,117)
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    forward foreign currency contracts......................        (120,882)             176,860
                                                                 -----------          -----------
  Net increase in net assets resulting from operations......       3,302,520            3,531,702
                                                                 -----------          -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (1,361,694)          (1,504,251)
    Class B.................................................      (3,579,831)          (1,461,165)
    Class C.................................................            (213)                  --
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................              --             (431,115)
    Class B.................................................              --             (871,088)
    Class C.................................................              --                   --
  In excess of net investment income:
    Class A.................................................         (27,470)                  --
    Class B.................................................         (72,218)                  --
    Class C.................................................              (4)                  --
                                                                 -----------          -----------
      Total dividends and distributions to shareholders.....      (5,041,430)          (4,267,619)
                                                                 -----------          -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       8,072,354           13,170,997
    Class B.................................................      35,572,822           42,685,916
    Class C.................................................          90,944                   --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       1,057,437            1,749,283
    Class B.................................................       2,923,414            1,998,370
    Class C.................................................             216                   --
                                                                 -----------          -----------
                                                                  47,717,187           59,604,566
  Cost of shares redeemed:
    Class A.................................................      (6,068,979)         (16,049,724)
    Class B.................................................     (14,736,037)          (3,024,765)
                                                                 -----------          -----------
      Increase in net assets derived from capital share
        transactions........................................      26,912,171           40,530,077
                                                                 -----------          -----------
      Net increase in net assets............................      25,173,261           39,794,160
NET ASSETS:
Beginning of period.........................................      62,794,160           23,000,000
                                                                 -----------          -----------
End of period...............................................     $87,967,421          $62,794,160
                                                                 ===========          ===========
Accumulated undistributed net investment income (excess
  distribution) at end of period............................     $   (99,692)         $    15,118
                                                                 ===========          ===========

-------
 *   Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                                                  ------------------------------------------
                                                                                         February 28, 1997*
                                                                     Year ended                through
                                                                  December 31, 1998       December 31, 1997
                                                                  -----------------      -------------------
Net asset value at beginning of period......................           $  9.91                 $ 10.00
                                                                       -------                 -------
Net investment income.......................................              0.60                    0.54
Net realized and unrealized gain on investments.............             (0.09)                   0.07
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................             (0.01)                   0.05
                                                                       -------                 -------
Total from investment operations............................              0.50                    0.66
                                                                       -------                 -------
Less dividends and distributions:
  From net investment income................................             (0.69)                  (0.54)
  From net realized gain on investments.....................                --                   (0.21)
  In excess of net investment income........................             (0.01)                     --
                                                                       -------                 -------
Total dividends and distributions...........................             (0.70)                  (0.75)
                                                                       -------                 -------
Net asset value at end of period............................           $  9.71                 $  9.91
                                                                       =======                 =======
Total investment return (a).................................              5.17%                   6.62%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................              6.14%                   6.46%(+)
  Net expenses..............................................              1.38%                   1.15%(+)
  Expenses (before reimbursement)...........................              1.42%                   1.49%(+)
Portfolio turnover rate.....................................               325%                    323%
Net assets at end of period (in 000's)......................           $21,603                 $18,922

-------
 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
(+)  Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      Class B                              Class C
     ------------------------------------------      -------------------
                            February 28, 1997*       September 1, 1998**
        Year ended                through                  through
     December 31, 1998       December 31, 1997        December 31, 1998
     -----------------      -------------------      -------------------
          $  9.91                 $ 10.00                  $  9.59
          -------                 -------                  -------
             0.54                    0.48                     0.21
            (0.11)                   0.07                     0.10
            (0.01)                   0.05                     0.01
          -------                 -------                  -------
             0.42                    0.60                     0.32
          -------                 -------                  -------
            (0.62)                  (0.48)                   (0.21)
               --                   (0.21)                      --
            (0.01)                     --                       --(b)
          -------                 -------                  -------
            (0.63)                  (0.69)                   (0.21)
          -------                 -------                  -------
          $  9.70                 $  9.91                  $  9.70
          =======                 =======                  =======
             4.35%                   6.02%                    3.41%
             5.39%                   5.71%+                   5.39%+
             2.13%                   1.90%+                   2.13%+
             2.17%                   2.24%+                   2.13%+
              325%                    323%                     325%
          $66,273                 $43,872                  $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities

Notes to Financial Statements

quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on

MainStay Strategic Income Fund

forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                                        Contract        Contract       Unrealized
                                                                         Amount          Amount      Appreciation/
                                                                          Sold         Purchased     (Depreciation)
                                                                      -------------   ------------   --------------
Foreign Currency Sale Contracts
------------------------------
Australian Dollar vs. US$, expiring 1/13/99..........  A$               1,245,000   $    776,164      $ 12,374
Danish Krone vs. Deutsche Mark, expiring 3/22/99.....  DK              19,700,000   DM 5,167,213        12,867
Deutsche Mark vs. Irish Punt, expiring 1/4/99........  DM               6,159,960   IP 2,476,228        (6,243)
Deutsche Mark vs. Norwegian Krone, expiring
  1/19/99............................................  DM               2,046,121   NK 9,139,000       (32,327)
Deutsche Mark vs. Norwegian Krone, expiring
  3/15/99............................................  DM                 456,675   NK 2,115,000           659
Deutsche Mark vs. US$, expiring 3/31/99..............  DM              16,570,000   $  9,957,035       (35,851)
Irish Punt vs. Deutsche Mark, expiring 1/4/99........  IP               2,476,228   DM 6,165,454         9,542
New Zealand Dollar vs. US$, expiring 1/15/99.........  ND               2,050,000   $  1,102,983        19,691
Norwegian Krone vs. US$, expiring 1/19/99............  NK               9,139,000   $  1,223,517        26,226
Norwegian Krone vs. Deutsche Mark, expiring
  3/15/99............................................  NK               8,530,000   DM 1,822,260       (14,442)
Pound Sterling vs. Deutsche Mark, expiring 3/30/99...  pound sterling   1,537,000   DM 4,288,537        35,384
Pound Sterling vs. US$, expiring 9/8/99..............  pound sterling      52,000   $     86,163           (40)
Swedish Krona vs. Deutsche Mark, expiring 3/29/99....  SK                 935,000   DM   195,484         2,070

                                                         Contract        Contract       Unrealized
                                                          Amount          Amount      Appreciation/
                                                         Purchased         Sold       (Depreciation)
                                                       -------------   ------------      --------
Foreign Currency Buy Contracts
------------------------------
Canadian Dollar vs. US$, expiring 1/25/99............  C$  2,220,000   $  1,430,608      $ 14,798
                                                                                         --------
Net unrealized appreciation on forward foreign
  currency contracts.................................                                    $ 44,708
                                                                                         ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a

Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              Number of
                                                              Contracts     Premium
                                                              ----------    --------
Options outstanding at December 31, 1997....................          --    $     --
Options--assigned...........................................  (2,676,000)    (36,126)
Options--purchased..........................................   6,557,000      74,009
Options--sold...............................................    (849,000)     (8,566)
Options--expired............................................  (3,032,000)    (29,317)
                                                              ----------    --------
Options outstanding at December 31, 1998....................          --    $     --
                                                              ==========    ========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              Number of
                                                              Contracts     Premium
                                                              ----------    --------
Options outstanding at December 31, 1997....................          --    $     --
Options--short sale.........................................  (2,676,000)    (16,056)
Options--buybacks...........................................   2,676,000      16,056
                                                              ----------    --------
Options outstanding at December 31, 1998....................          --    $     --
                                                              ==========    ========

MainStay Strategic Income Fund

Restricted securities held at December 31, 1998:

                                                          PRINCIPAL
                                          DATE(S) OF       AMOUNT/                  12/31/98    PERCENT OF
              SECURITY                   ACQUISITION       SHARES        COST        VALUE      NET ASSETS
------------------------------------  ------------------  ---------   ----------   ----------   ----------
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.75%, due 12/31/06                      12/24/98       $100,000    $  100,000   $  100,000      0.1%
  Bank debt, Tranche C
  9.00%, due 12/31/07                      12/24/98        100,000       100,000      100,000      0.1
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  15.00%, beginning 6/30/99                8/12/97         320,000       290,995      302,400      0.3
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01               6/17/98         475,000       111,132       47,500      0.1
Metawave Communications Corp.
  13.75%, due 4/28/00 (a)              4/28/98-10/28/98    165,656       165,656      165,656      0.2
  Warrants, expire 4/28/00                 4/28/98           2,873             0(c)     20,111     0.0(b)
President Riverboat Casinos, Inc.
  12.00%, due 9/15/01                      12/3/98          47,000        47,000       47,000      0.1
Primestar, Inc.
  12.3788%, due 4/1/99                      4/1/98         500,000       500,000      200,000      0.2
United International Holdings, Inc.
  Convertible Preferred Stock
  4.00%, Series A                           8/1/97           1,840       250,655      358,800      0.4
                                                                      ----------   ----------      ---
                                                                      $1,565,438   $1,341,467      1.5%
                                                                      ==========   ==========      ===

-------
(a) CIK ("Cash in Kind")-interest payment is made with cash or additional securities.
(b) Less than one tenth of a percent.
(c) These warrants have no cost.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $688,635 have been reclassified from accumulated distribution in excess of net realized gain on investments to accumulated undistributed net investment income and additional paid-in-capital due to certain expenses being nondeductible for tax purposes, the tax treatment of foreign currency gains, and the recharacterization of distributions of short-term capital gains.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Strategic Income Fund

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at December 31, 1998:

             Currency                                     Cost                      Value
----------------------------------------------         ----------                 ----------
Australian Dollar               A$          50         $       32                 $       31
Canadian Dollar                 C$       9,818              6,405                      6,392
Danish Krone                    DK         476                 75                         75
Deutsche Mark                   DM   3,437,107          2,062,324                  2,063,584
New Zealand Dollar              ND      51,699             27,834                     27,313
Pound Sterling      Pound Sterling     161,301            266,560                    268,355
Swedish Krona                   SK      85,000             10,546                     10,486
                                                       ----------                 ----------
                                                       $2,373,776                 $2,376,236
                                                       ==========                 ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.60%. The Manager had voluntarily agreed to reduce its fee payable to the extent necessary such that total expenses did not exceed on an annual basis 1.15% and 1.90% of the average daily net assets of Class A and Class B shares, respectively, until such time as the Fund reached $100 million in assets or one year from the date of the Fund's commencement of operations, whichever occurred first. This expense reimbursement was terminated on February 28, 1998. For the year ended December 31, 1998, the Manager earned $455,063 and reimbursed the Fund $30,927.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent the Manager had agreed to reimburse expenses of the Fund, the Sub-Adviser had voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B shares and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Strategic Income Fund

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $16,088 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B shares of $76,399 period ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $127,222.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A with a net asset value of $6,697,574 which represents 31.0% of the Class A net assets at year end. NYLIFE Distributors held shares of Class B with a net asset value of $5,531,435, which represents 8.34% of the Class B net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,934 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $28,380 for the year ended December 31, 1998.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of U.S. Government securities were $103,183 and $94,036, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $143,230 and $129,422, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                      February 28**
                                                       Period ended                      through
                                                    December 31, 1998               December 31, 1997
                                               ----------------------------       ---------------------
                                               Class A   Class B   Class C*       Class A       Class B
                                               -------   -------   --------       -------       -------
Shares sold..................................    823      3,597        9           1,311         4,226
Shares issued in reinvestment of dividends
  and distributions..........................    108        297       --             173           199
                                                ----     ------       --          ------        ------
                                                 931      3,894        9           1,484         4,425
Shares redeemed..............................   (615)    (1,492)      --          (1,576)         (297)
                                                ----     ------       --          ------        ------
Net increase (decrease)......................    316      2,402        9             (92)        4,128
                                                ====     ======       ==          ======        ======

-------
 *   First offered on September 1, 1998.
**   Commencement of Operations.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN17-02/99

  [RECYCLE LOGO]

                                                  MAINSTAY STRATEGIC INCOME FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Strategic Value Fund Highlights    3
                                                              $10,000 Invested in the MainStay
                                                              Strategic Value Fund versus S&P 500,
                                                                 Lipper Flexible Portfolio Fund Average,
                                                                 and Inflation--Class A, Class B, &
                                                                 Class C
                                                              Shares                                      4
                                                               Portfolio Management Discussion and
                                                                 Analysis                                 6
                                                              Year-by-Year Performance                    7
                                                              Asset Allocation                            8
                                                              Portfolio Composition                      10
                                                              Fund & Lipper Returns                      13
                                                              Top 10 Holdings                            14
                                                              10 Largest Purchases                       14
                                                              10 Largest Sales                           14
                                                              Portfolio of Investments                   15
                                                              Financial Statements                       23
                                                              Notes to Financial Statements              28
                                                              Report of Independent Accountants          35
                                                              The MainStay Funds                         36

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Strategic Value Fund Highlights

                               1998 MARKET RECAP

- In 1998, the U.S. stock market provided double-digit returns for the fourth consecutive year, with advances dominated by large-capitalization growth stocks.

- As the Asian financial crisis unfolded, low inflation, declining interest rates, and falling commodity prices had a negative impact on economically sensitive value sectors.

- Amid extreme volatility, investors virtually ignored traditional value measures such as low price-to-earnings ratios and instead sought refuge in the market's largest and most familiar names, with little regard for cost.

- The convertible market saw tight yield spreads and throughout the year, many new issues carried low coupons and high premiums.

- With the flight to higher-quality bonds in the third quarter, liquidity all but evaporated for many lower-rated credits, resulting in lower prices and attractive buying opportunities.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Strategic Value Fund returned 0.52% for Class A shares and -0.27% for Class B and Class C shares,* excluding all sales charges.

- The Fund maintained its strict deep-value equity disciplines throughout 1998, despite the market's preference for large-capitalization growth stocks.

- The Fund benefited from an overweighted position in electric utilities throughout the year and from increasing financial services holdings after the market correction, but was hurt by energy stocks and certain consumer cyclical purchases that failed to provide anticipated value.

- The Fund found buying opportunities among lower-rated high-yield and convertible bonds during the third-quarter correction. As of year end, the Fund held 12.3% of its assets in high-yield securities and 11.7% in convertible securities, two sectors that offer good defensive qualities.

- All three share classes underperformed the average Lipper* flexible portfolio fund, which returned 14.20% for the year.

-------
* See footnote and table on page 13 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay Strategic Value Fund versus S&P 500, Lipper Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES SEC Returns: 1-year -5.01%, since inception -0.93%

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
                                             VALUE FUND              S&P 500*               AVERAGE (+)            INFLATION (++)
                                         ------------------          --------           ---------------            ----------
10/22/97                                        9450.00               10000.00               10000.00                10000.00
12/31/97                                        9839.00               10243.00               10031.00                10019.00
3/31/98                                        10866.00               11672.00               10888.00                10025.00
6/30/98                                        10450.00               12057.00               11019.00                10087.00
9/30/98                                         8763.00               10857.00               10154.00                10124.00
12/31/98                                        9890.00               13170.00               11423.00                10180.00

CLASS B SHARES SEC Returns: 1-year -5.26%, since inception -0.20%

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
                                             VALUE FUND              S&P 500*               AVERAGE (+)          INFLATION (++)
                                         ------------------          --------           ---------------           ----------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/31/97                                      10404.00               10243.00               10031.00               10019.00
3/31/98                                       11455.00               11672.00               10888.00               10025.00
6/30/98                                       11008.00               12057.00               11019.00               10087.00
9/30/98                                        9210.00               10857.00               10154.00               10124.00
12/31/98                                       9976.00               13170.00               11423.00               10180.00

CLASS C SHARES SEC Returns: 1-year -1.27%, since inception 3.15%

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
                                             VALUE FUND              S&P 500*               AVERAGE (+)          INFLATION (++)
                                         ------------------          --------           ---------------           ----------
10/22/97                                       10000.00               10000.00                10000.00                10000.00
12/31/97                                       10404.00               10243.00                10031.00                10019.00
3/31/98                                        11455.00               11672.00                10888.00                10025.00
6/30/98                                        11008.00               12057.00                11019.00                10087.00
9/30/98                                         9210.00               10857.00                10154.00                10124.00
12/31/98                                       10376.00               13170.00                11423.00                10180.00

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/22/97 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 10/22/97. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/22/97 and includes the historical performance of the Class B shares for periods 10/22/97 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

  + Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

  ++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

CORRECTION
--------------------
A shift in security
prices, bringing them
more in line with
historically
appropriate levels.

INFLATION
--------------------
An increase in the cost
of goods and services
over time. As prices
rise, the purchasing
power of the dollar
declines.

COMMODITIES
--------------------
Bulk goods, such as
grains, precious metals,
industrial metals, and
foods traded on a
commodities exchange.

GROWTH VERSUS
VALUE
--------------------
Growth investments
typically include stocks
with rising prices and
positive earnings
trends. Value stocks
typically include equi-
ties that are currently
trading below their fair
market value, even if
they have the potential
to increase in value
over time.

Portfolio Management Discussion and Analysis



As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(*) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%. About two-thirds of the market's gains, however, occurred in the 25 largest issues. Severe corrections among smaller- capitalization stocks were largely overshadowed by tremendous gains in large technology and pharmaceutical stocks.

As the Asian crisis unfolded, low inflation, declining interest rates, and falling commodity prices helped rivet investor attention on growth stocks and had a negative impact on economically sensitive value sectors. Extreme volatility surrounding problems in Russia and Latin America caused a general flight to quality, with investors seeking a "safe haven" in long-term U.S. government bonds and many of the stock market's largest and most familiar issues.

Throughout the year, investors seemed to ignore traditional value measures, preferring a "bigger is better" approach, regardless of cost or price-to-earnings ratios. As a result, value stocks, which traditionally outperform in declining markets, severely underperformed in the late summer correction. Small-cap deep-value stocks experienced their worst relative performance since the decade began.

The convertible market saw tight yield spreads throughout the year, with many new issues carrying low coupons and high premiums. During the flight to quality in the third quarter of 1998, liquidity all but evaporated in the high-yield market, lowering prices and creating buying opportunities among lower-rated credits. As the market recovered, higher-rated bonds appeared to offer more attractive default-adjusted spreads, providing buying opportunities.

HOW DID THE MAINSTAY STRATEGIC VALUE FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Strategic Value Fund returned 0.52% for Class A shares and -0.27% for Class B and Class C shares(+) for the year ended 12/31/98, excluding all sales charges. All share classes underperformed the average Lipper(++) flexible portfolio fund, which returned 14.20% for the year.

WHY DID THE FUND UNDERPERFORM ITS PEERS?

There were a variety of reasons, but the most significant ones have to do with our value disciplines. By virtually every measure, 1998 was a year for large-capitalization growth stocks. Our disciplines lead us to invest in smaller-capitalization value names, which were among the worst-performing stocks in 1998. Rather than ignore the Fund's objective and jump on the growth bandwagon, we continued to seek stocks with low price-to-earnings ratios and low price to cash flow ratios, even as the market seemed to reward stocks with high prices and high P/Es. In the convertible and high-yield portions of the Fund, we also pursued value opportunities, despite extreme volatility and limited opportunities to purchase new issues at attractive valuation levels until later in the year.

-------
* See footnote on page 5
 for more information on
 the S&P 500 Index.
(+) Performance figures for Class C shares include the historical performance of
    Class B shares from 1/1/98 through 8/31/98.
(++) See footnote and table on page 13 for more information on Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

                                                                                        Total Return%
                                                                       CLASS A SHARES                CLASS B & CLASS C SHARES
                                                                       --------------                ------------------------
Year End
12/97                                                                       4.11                               4.04
12/98                                                                       0.52                              -0.27

See footnote * on page 13 for more information on performance. Class C share returns reflect the historical performance of the Class B shares for periods 10/97-8/98.

In the equity portion of the Fund, our concentration in traditional value sectors, such as energy and basic materials, contributed to underperformance as financial problems in Asia, Russia, and Latin America unfolded, bringing lower prices for oil and other major commodities.

Fortunately, the dramatic declines in traditional deep-value sectors helped us add to many of the Fund's stock and bond positions at what we believe to be exceedingly attractive prices. So while the Fund underperformed its peers in the "crisis mentality" of 1998, we believe that when investors once again focus on valuation, our deep-value strategy will have strong appeal for investors seeking to outperform over the long term.

The flexible portfolio category includes funds with a variety of allocation parameters and growth and value disciplines, some of which may have given the Fund a competitive disadvantage in 1998, when a larger allocation to growth equities would have provided better performance.

WHAT WERE SOME OF THE POSITIVE DECISIONS YOU MADE FOR THE EQUITY PORTION OF THE FUND IN 1998?

Although the Fund is generally underweighted in technology stocks, one of our most successful decisions was to purchase Adaptec, a leader in producing hardware and software to speed data throughput. After buying the stock in the first quarter, the Asian crisis caused its price to drop about 50%. We doubled the Fund's position and benefited when the stock price rose strongly through the end of the year.

The Fund also purchased Philip Morris at the height of the controversy over tobacco litigation, which caused the price to drop below the underlying asset value. A substantial recovery made it one of the Fund's best-performing equities. In the first half of the year, we also added electric utility stocks, such as Texas Utilities, Illinova Corporation, OGE Energy Corp., Niagara Mohawk, and Energy East to the Fund's portfolio. The sector showed strong performance throughout




PRICE-TO-EARNINGS
RATIO
--------------------
The price of a stock divided by its earnings per share.

DEEP-VALUE
INVESTING
--------------------
An investment strategy
that focuses on
securities with the
lowest price-to-
earnings and price
to cash flow ratios
and fundamental
factors that may
stimulate a
turnaround in
performance at
the company.

YIELD SPREAD
--------------------
The difference in yield
between securities in
different market
sectors, such as
convertible securities
and Treasury issues--
or between different
securities in a
single sector, such
as intermediate-term
and short-term
Treasury issues.

PRICE TO CASH
FLOW RATIO
--------------------
The relationship
between the price
of a stock and the
amount of free cash
flow the company is
able to generate.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

RESTRUCTURING
--------------------
Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

ASSET ALLOCATION AS OF 12/31/98

                                                        [PIE CHART]
                                                                                                        CASH, EQUIVALENTS & OTHER
CONVERTIBLE BONDS                                 HIGH-YIELD SECURITIES           COMMON STOCKS         ASSETS, LESS LIABILITIES
-----------------                                 ---------------------           -------------         -------------------------
11.7%                                                     12.30%                      73.00%                      3.00%

1998, and the Fund benefited from strong utility performance during the market correction and from some sales near the market peak.

The Fund reinvested the proceeds of its utility stock sales in financial services stocks, including SLM Holding, Washington Mutual, MGIC Investments, and Conseco, all of which appeared to be much less expensive on a relative basis. All of these stocks were trading in the range of 10 to 11 times earnings, when the price of stocks in general was nearing 25 times earnings. Each of these financial services stocks had a positive impact on the Fund through year end.

WERE THERE MAJOR DECISIONS THAT HAD A NEGATIVE IMPACT ON THE FUND'S EQUITY PERFORMANCE?

Yes there were. As the price of oil declined, the Fund purchased stocks of several midsized energy companies, including Unocal, Union Pacific Resources, Noble Affiliates, and Oryx, believing that they were attractively priced. As oil prices continued to fall, we continued to purchase more of these stocks for the Fund at successively lower prices throughout the year. The overall effect was negative in 1998, but we believe these purchases have positively positioned the portfolio for the future.

WHAT OTHER SIGNIFICANT STOCK PURCHASES DID YOU MAKE FOR THE FUND IN 1998?

In the third quarter of 1998, we increased the Fund's HMO exposure with the initial purchase of United Healthcare at what we believed to be bargain basement prices. The stock's price has been up ever since. The Fund also purchased Ford Motor Company at an attractive price and sold it in March at a substantial profit. Since the stock later declined, the portfolio benefited from pricing and timing.

Although Toys "R" Us met all of the Fund's deep-value disciplines, management failed to deliver on their promises. Earnings have been disappointing and a promised restructuring has not been completed. The Fund bought Coltec Industries, a leading aerospace and industrial manufacturing company that had poten-tial as a takeover target. Unfortunately, two offers for the company came in below the Fund's purchase price, and we eventually decided to cut the Fund's losses, since we no longer believed our objectives could be met.

DID THE FUND HAVE OTHER SIGNIFICANT STOCK SALES DURING THE YEAR?

Yes. Lexmark is a laser printer company and Allegiance is a health care provider. Both stocks were sold at a substantial profit when they reached the Fund's target values and began to behave like growth stocks. Tenneco, an automotive parts and packaging company, was sold at a small loss, although the Fund benefited from its reduction in economically sensitive sectors. The Fund also benefited from our decision to sell Crown Cork & Seal, even at a loss, since the company has suffered from its exposure to Asia and South America and has continued in a downtrend. The Fund sold AMR, better known as American Airlines, which was positive not only because the Fund captured a gain, but also because the stock collapsed after it was sold. In October, we cut back on the Fund's position in Columbia HCA, a health care provider that was suffering from disappointing earnings trends and the inability to effectively restructure its operations. The stock was down 40% from the Fund's original cost and took a toll on performance.

WHAT WERE SOME OF THE BEST AND WORST-PERFORMING STOCKS IN THE FUND'S PORTFOLIO?

Lexmark, Allegiance, and Ford were all top performers. U.S. West also contributed positively to the Fund's performance as it benefited from the reappraisal of the telecommunications group. Finally, the Fund's investment in the insurance giant CIGNA had a positive impact on performance.

Among the Fund's worst performers were two stocks which were purchased for their restructuring potential. Venator, formerly known as Woolworth, confused the market with its name change and it shifted into athletic footwear, an industry that depends heavily on Far Eastern manufacturing, just as the Asian market collapsed. Calaway Golf, a major golf club manufacturer, was purchased at a deep-value multiple, but declined throughout the year as earnings disappointments continued.

Union Pacific Resources is a leveraged oil stock that the Fund bought too early. The price declined over the course of the year as oil prices fell. We added to the Fund's position, and view the stock as one of our best turnaround candidates for 1999.

Finally, Northwest Airlines, the principal air link between the United States and the Far East, had a dismal year from the Asian crisis and a labor strike. As of year end, the Fund continued to hold the stock, believing its long-term potential will be realized as Asia stabilizes and the strike fades from recent memory.

WHAT HAPPENED IN THE CONVERTIBLE PORTION OF THE FUND?

The Fund remained defensively positioned in convertible securities throughout the year, which detracted from performance, particularly during the strong market recovery in the fourth quarter. This helped the Fund avoid issues such as

PORTFOLIO COMPOSITION AS OF 12/31/98

                                  [PIE CHART]

CONVERTIBLE     CONVERTIBLE PREFERRED                                               CASH, EQUIVALENTS & OTHER ASSETS,
  BONDS                 STOCKS           CORPORATE BONDS     COMMONS STOCKS                 LESS LIABILITIES
-------------   ---------------------    ---------------     --------------         ---------------------------------
   8.1%                 3.6%                12.3%               73.0%                           3.0%

Sunbeam and FPA Medical that had major difficulties, but it also caused the convertible portion of the portfolio to underperform convertible funds in general. Our emphasis on risk management kept the convertible portion of the Fund invested in relatively high-quality securities throughout the year, although we found some value opportunities for the Fund in lower-rated credits during the market dislocation in the third quarter.

One example was Amkor, a semiconductor packaging company that rose from the Fund's purchase price in the high 40s to the low 90s by the end of the year. The Fund also purchased PhyCor, which manages physicians and their practices, but the company's clinics--and its convertibles--performed below expectations.

WERE THERE OTHER SIGNIFICANT CONVERTIBLE PURCHASES AND SALES DURING 1998?

Yes. The Fund owned Unisys convertibles at the beginning of the year. As the stock price rose, they were converted, so the Fund purchased Unisys preferred, which provided strong performance throughout the rest of the year. The Fund also purchased Network Associates, a computer networking firm that profited from corporate concerns over network security. In the second quarter, we bought Time Warner for the Fund. The company's convertibles and preferred stock advanced with improvements in cable, telephony, and high-speed data transmission, and the Fund sold the securities at a profit as they reached our price targets. Newell Corp. is an issue we purchased for the Fund at attractive prices during the height of the Asian crisis. The company acquires major brands and streamlines their operations, and was a successful addition to the portfolio.

During the year, the Fund also purchased bonds issued by Loews, an investment-grade issuer, that were convertible into Diamond Offshore common stock. Despite problems among oil services companies, the securities benefited from Loews' quality and Diamond Offshore's deep-water drilling exposure, and we sold the securities at a high point in the market, earning a substantial profit for the Fund.

All of these securities were among the Fund's top-performing holdings in the convertible portion of the portfolio.

WERE THERE WEAKER PERFORMERS IN THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO?

Servico bonds provided an attractive 15% coupon, but underperformed as investors retreated from the hotel sector. Cendant suffered from accounting irregularities at CUC International and was a very poor performer. Changes in Medicare reimbursement policies also negatively impacted the Fund's holdings at Sun Health Care and Integrated Health, both of which detracted from performance.

IN WHAT SECTORS WAS THE HIGH-YIELD PORTION OF THE FUND INVESTED?

The high-yield portion of the Fund's portfolio began the year defensively positioned in light of Asian difficulties. The Fund underweighted economically sensitive sectors throughout the year and tended to avoid telecommunications issues, which we believed tended to represent poor value in 1998. Despite its underweighted position in telecommunications, however, the Fund had good success with Centennial Cellular, a cellular phone company that was acquired, and Centaur Funding, a preferred obligation of AirTouch Communications.

During the liquidity problems in the third quarter of 1998, the Fund was able to purchase some lower-quality bonds at attractive price levels, which helped position the Fund going forward. In managing the high-yield portion of the Fund's portfolio, we look for attractive spreads over Treasuries after adjusting for the risk of default. In the third quarter, that drew us to lower-quality bonds. In the fourth quarter, higher-quality bonds tended to provide higher default-adjusted spreads, which allowed us to improve credit quality in the high-yield portion of the Fund.

Overall, the Fund's high-yield investments were overweighted in media, health care, electric utilities, and office properties. Since telecommunications represents a large portion of the high-yield market, the Fund's underweighted position was significant and positively impacted performance during the year.

WERE THERE SIGNIFICANT HIGH-YIELD PURCHASES AND SALES FOR THE FUND IN 1998?

There were several. The Fund purchased United International Holdings which was profitable for the portfolio. We also bought Highwoods Properties, an office property REIT that we felt was attractively priced, but the securities have not yet impacted the Fund's performance. Medaphis provides billing services and software for doctors and hospitals. Unfortunately, the company missed its quarterly earnings projections just after the Fund purchased the bonds, which had a negative impact on performance, yet we have added to the Fund's position on positive developments at the company.

Many of the Fund's most significant sales were bonds that were tendered away from the Fund at a profit. Among these were Rogers Communications, Centennial Cellular, Harvey's Casino, and Grand Casino. The Fund also sold bonds of Vencor, a nursing home operator, when changes in Medicare payments negatively impacted the company and its high-yield bonds.


REIT
----------------
A REAL ESTATE INVESTMENT TRUST IS A COMPANY THAT PURCHASES AND MANAGES REAL ESTATE PROPERTIES FOR THE BENEFIT OF ITS SHAREHOLDERS.

Investments in foreign
securities may be
subject to greater
risks than domestic
investments. These
risks include currency
fluctuations, changes
in U.S. or foreign
tax or currency laws,
and changes in mone-
tary policies and
economic and political
conditions in foreign
countries.

High-yield securities
run greater risks of
price fluctuations,
loss of principal
and interest, default
or bankruptcy by
the issuer, and other
risks, which is
why these securities
are considered
speculative.

Past performance is
no guarantee of
future results.

The Fund also sold Viacom bonds at a profit when they reached our price target in the first half of 1998.

WHAT WERE SOME OF THE FUND'S BEST AND WORST-PERFORMING HIGH-YIELD SECURITIES IN 1998?

CD Radio was the best-performing high-yield bond in the portfolio and benefited from major investments that improved its credibility in the market. First Pacific and Hutchison Whampoa are both Hong Kong conglomerates that offered high quality, strong asset coverage, and stellar performance in 1998. The Fund also had strong success with Quest Diagnostics, which benefited from strength in the pharmaceutical sector and increased interest in diagnostic service providers.

Among the worst-performing names in the high-yield portion of the Fund were Northern Offshore, Entex, and Medaphis. Northern Offshore is an oil services company that suffered from declining oil prices and the failure to place new rigs into service. Entex distributes computers and software, but missed its earnings projections. We anticipate better performance from the company in 1999 and continue to hold its securities. Despite its problems, Medaphis has had a successful asset sale and appears well positioned for positive operating momentum going forward.

HOW WERE THE FUND'S ASSETS ALLOCATED AT YEAR END?

At the beginning of 1998, the Fund was invested 50% in value stocks, about 17% in convertibles, about 11% in high-yield securities, with the remainder in cash or cash equivalents. By the end of the year, those numbers had shifted to 73.0% in value stocks, 11.7% in convertibles and 12.3% in high-yield securities, with 3.0% in cash.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that eventually, investors will have to ask themselves the questions we've been asking all along--how does the price of securities relate to their value? When that happens, we believe our deep-value disciplines will be increasingly attractive and that evaluation of risk and reward will favor our approach to convertible and high-yield investments. Until that happens, we will continue to follow our disciplines, seeking value among common stocks, convertible securities, and high-yield bonds.

Denis Laplaige
Steven Tananbaum
Neil Feinberg
Portfolio Managers
MacKay Shields Financial Corporation

Fund & Lipper Returns as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                               LIFE OF FUND
                                  1 YEAR     THROUGH 12/31/98
    Class A                        0.52           3.89%
    Class B                       -0.27           3.15%
    Class C                       -0.27           3.15%

   FUND SEC RETURNS*

                                               LIFE OF FUND
                                  1 YEAR     THROUGH 12/31/98
    Class A                       -5.01          -0.93%
    Class B                       -5.26          -0.20%
    Class C                       -1.27           3.15%

   LIPPER(+) CATEGORY RETURN AS OF 12/31/98

                                               LIFE OF FUND
                                  1 YEAR     THROUGH 12/31/98
    Class A                    198 out of      160 out of
                               207 funds        196 funds
    Class B                    204 out of      172 out of
                               207 funds        196 funds
    Class C                    n/a                 n/a
    Average Lipper
    flexible portfolio fund    14.20%            12.31%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

                 NAV
              12/31/98     INCOME    CAPITAL GAINS
    Class A    $10.18      $0.1549      $0.0083
    Class B    $10.17      $0.0848      $0.0083
    Class C    $10.17      $0.0462      $0.0083

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (10/22/97) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of Class A shares and Class B shares on 10/22/97 through 12/31/98. The Fund's Class C shares were first offered to the public on 9/1/98.

THIS BREAKDOWN IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THE FUND'S HOLDINGS MAY CHANGE DAILY. ALL PURCHASES AND SALES ARE AGGREGATED BY ISSUER. A SHAREHOLDER OWNS SHARES OF THE FUND BUT DOES NOT OWN A DIRECT INTEREST IN ANY OF THE SPECIFIC SECURITIES LISTED. SHORT-TERM SECURITIES AND U.S. GOVERNMENT AND FEDERAL AGENCY ISSUES ARE EXCLUDED. SEE PORTFOLIO OF INVESTMENTS FOR SPECIFIC TYPE OF SECURITY HELD.

Top 10 Holdings as of 12/31/98

  HOLDING                                                            AMOUNT
   United HealthCare Corp.                                              $2,282,313
   Adaptec, Inc.                                                         1,933,631
   SLM Holding Corp.                                                     1,344,000
   Citigroup, Inc.                                                       1,306,800
   Federated Department Stores, Inc.                                     1,267,669
   American Standard Cos., Inc.                                          1,232,656
   Tosco Corp.                                                           1,216,125
   Washington Mutual, Inc.                                               1,164,719
   Northrop Grumman Corp.                                                1,023,750
   Harrah's Entertainment, Inc.                                          1,019,688

10 Largest Purchases for the year ended 12/31/98

   SECURITY                                                          AMOUNTT OF PURCHASE
   Adaptec, Inc., 4.75%, due 2/1/04 and Common Stock                    $4,418,399
   International Business Machines Corp. Common Stock                    3,485,283
   American Standard Cos., Inc. Common Stock                             3,063,941
   Xerox Corp. Common Stock                                              3,044,991
   Coltec Capital Trust, 5.25% Preferred Stock and Common Stock          2,866,472
   Mark IV Industries, Inc., 4.75%, due 11/1/04 and Common
       Stock                                                             2,661,131
   Shaw Industries, Inc. Common Stock                                    2,585,264
   United Healthcare Corp. Common Stock                                  2,239,065
   Foundation Health Systems, Inc. Class A Common Stock                  1,834,727
   AMR Corp. Common Stock                                                1,814,917

10 Largest Sales for the year ended 12/31/98

SECURITY                                                             AMOUNT OF SALE
   International Business Machines Corp. Common Stock                   $3,993,972
   Adaptec, Inc., 4.75%, due 2/1/04 and Common Stock                     3,387,592
   Xerox Corp. Common Stock                                              3,183,710
   Shaw Industries, Inc. Common Stock                                    3,028,342
   Coltec Capital Trust, 5.25% Preferred Stock and Common Stock          2,264,869
   Foundation Health Systems, Inc. Class A Common Stock                  1,958,305
   AMR Corp. Common Stock                                                1,758,619
   Standard and Poor's Depository Receipts                               1,556,001
   Telecomunicacoes Brasileiras S.A. Common Stock                        1,419,365
   Bowater, Inc. Common Stock                                            1,340,942

=================
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                  Principal
                                    Amount           Value
                                  ---------------------------
CONVERTIBLE SECURITIES
(11.7%) (+)
CONVERTIBLE BONDS (8.1%)
BANKS (0.4%)
Mitsubishi Bank Limited
 International Finance (Bermuda)
 Trust
 3.00%, due 11/30/02............  $ 250,000       $   243,750
                                                  -----------

COMPUTERS & OFFICE
EQUIPMENT (0.3%)
Cymer, Inc.
 3.50, due 8/6/04...............    100,000            72,000
Western Digital Corp.
 (zero coupon), due 2/18/18.....    300,000            91,875
                                                  -----------
                                                      163,875
                                                  -----------

COMPUTERS-NETWORKING (0.3%)
Adaptec, Inc.
 4.75%, due 2/1/04 (a)..........    250,000           193,750
                                                  -----------

CONGLOMERATES (0.3%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (d).........     85,000            77,350
Hutchison Delta Finance Ltd.
 7.00%, due 11/8/02 (d).........     60,000            64,800
                                                  -----------
                                                      142,150
                                                  -----------
ELECTRICAL EQUIPMENT (0.5%)
Antec Corp.
 4.50%, due 5/15/03 (c).........    300,000           297,750
                                                  -----------
ENERGY (0.4%)
Pennzoil Co.
 Series U.S.
 4.90%, due 8/15/08.............    250,000           242,500
                                                  -----------

HEALTH CARE (1.0%)
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (c)............................    200,000           112,750
HEALTHSOUTH Corp.
 3.25%, due 4/1/03..............    150,000           127,875
PhyCor, Inc.
 4.50%, due 2/15/03.............    200,000           122,750
Sun Healthcare Group, Inc.
 6.00%, due 3/1/04 (c)..........     30,000            19,200
Veterinary Centers of America,
 Inc.
 5.25%, due 5/1/06..............    200,000           165,000
                                                  -----------
                                                      547,575
                                                  -----------

--------------
(+) Percentages indicated are based on Fund net assets.


                                  Principal
                                    Amount           Value
                                  ---------------------------

LEISURE (0.3%)
Family Golf Centers, Inc.
 5.75%, due 10/15/04............  $ 200,000       $   185,250
                                                  -----------

OIL SERVICES (0.1%)
Loews Corp.
 3.125%, due 9/15/07............    100,000            79,625
                                                  -----------

PERSONAL SERVICES (0.4%)
Equity Corporation International
 4.50%, due 12/31/04............    100,000           120,375
Metamor Worldwide, Inc.
 2.94%, due 8/15/04.............    100,000            78,250
                                                  -----------
                                                      198,625
                                                  -----------

POLLUTION & RELATED (0.3%)
Waste Management, Inc.
 4.00%, due 2/1/02..............    150,000           180,000
                                                  -----------

PUBLISHING (0.4%)
World Color Press, Inc.
 6.00%, due 10/1/07.............    250,000           245,625
                                                  -----------

REAL ESTATE (0.0%) (B)
Paliburg International Finance
 Co.
 3.50%, due 2/6/01 (d)..........     40,000            23,750
                                                  -----------

RETAIL (0.1%)
Nine West Group, Inc.
 5.50%, due 7/15/03.............     50,000            39,500
                                                  -----------

SEMICONDUCTORS (2.4%)
Amkor Technologies, Inc.
 5.75%, due 5/1/03..............    400,000           371,500
C-Cube Microsystem, Inc.
 5.875%, due 11/1/05............    100,000           102,875
Cirrus Technology, Inc.
 6.00%, due 12/15/03............    600,000           438,000
Cypress Semiconductor, Inc.
 6.00%, due 10/1/02.............    175,000           153,125
Wind River Systems, Inc.
 5.00%, due 8/1/02..............     75,000            87,094
Xilinx, Inc.
 5.25%, due 11/1/02 (c).........    150,000           190,500
                                                  -----------
                                                    1,343,094
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                  Principal
                                    Amount           Value
                                  ---------------------------
CONVERTIBLE SECURITIES
(CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

SOFTWARE (0.3%)
System Software Associates, Inc.
 7.00%, due 9/15/02.............  $ 100,000       $    74,000
Vantive Corp. (The)
 4.75%, due 9/1/02..............    100,000            70,000
                                                  -----------
                                                      144,000
                                                  -----------
SPECIALIZED SERVICES (0.1%)
CUC International, Inc.
 3.00%, due 2/15/02.............     50,000            47,750
                                                  -----------
TELECOMMUNICATION
SERVICES (0.3%)
Telecom Corp. of New Zealand
 Ltd.
 5.75%, due 4/1/03..............    150,000           157,875
                                                  -----------
TELEPHONE UTILITIES (0.2%)
Bell Atlantic Financial
 Services, Inc.
 4.25%, due 9/15/05 (c).........    100,000           104,000
                                                  -----------
Total Convertible Bonds
 (Cost $4,483,347)..............                    4,580,444
                                                  -----------
                                    Shares
                                  ----------
PREFERRED STOCKS (3.6%)

AUTO PARTS (0.4%)
Tower Automotive Capital Trust
 6.75% (c)......................      4,000           204,000
                                                  -----------
BANKS (0.2%)
National Australia Bank, Inc.
 7.875%.........................      4,000           111,500
                                                  -----------

BIOTECHNOLOGY (0.2%)
Alkermes, Inc.
 6.50%..........................      3,000           138,000
                                                  -----------

BUILDING MATERIALS (0.2%)
Owens Corning Capital L.L.C.
 6.50% (c)......................      2,000            97,250
                                                  -----------
CONTAINERS METAL & GLASS (0.2%)
Owens Illinois, Inc.
 4.75%..........................      2,500           106,250
                                                  -----------

                                    Shares           Value
                                  ---------------------------

FOOD (0.1%)
Suiza Capital Trust II
 5.50% (c)......................      2,000       $    86,250
                                                  -----------

HEALTH CARE (0.2%)
Sun Financing I
 7.00% (c)......................     10,000           107,500
                                                  -----------

MACHINERY (0.1%)
Ingersoll-Rand Co.
 6.75%..........................      2,000            47,500
                                                  -----------

PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
 5.25%..........................      1,000            48,375
                                                  -----------

REAL ESTATE (0.7%)
General Growth Properties, Inc.
 7.25%..........................     15,000           386,250
                                                  -----------

SOFTWARE (1.1%)
Microsoft Corp.
 $2.196, Series A...............      6,000           586,500
Tribune Co.
 6.25%..........................      2,000            49,250
                                                  -----------
                                                      635,750
                                                  -----------

TRANSPORTATION (0.1%)
Union Pacific Capital Trust
 6.25%..........................      1,500            67,875
                                                  -----------
Total Preferred Stocks
 (Cost $2,073,605)..............                    2,036,500
                                                  -----------
Total Convertible Securities
 (Cost $6,556,952)..............                    6,616,944
                                                  -----------
                                  Principal
                                    Amount
                                  ----------
CORPORATE BONDS (10.7%)

AEROSPACE (0.3%)
DeCrane Aircraft Holdings, Inc.
 12.00%, due 9/30/08 (e)........  $  75,000            75,000
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06.............     70,000            74,025
                                                  -----------
                                                      149,025
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Principal
                                    Amount           Value
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

BANKS (0.4%)
Local Financial Corp.
 11.00%, due 9/8/04.............  $ 120,000       $   123,600
Tokai Preferred Capital Co.
 L.L.C.
 9.98% due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(d).........................     90,000            77,400
                                                  -----------
                                                      201,000
                                                  -----------
BUILDINGS (0.2%)
Greystone Homes, Inc.
 10.75%, due 3/1/04.............    120,000           126,600
                                                  -----------

CABLE (1.2%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03......    330,000           145,200
Marcus Cable Operating Co. L.P.
 (zero coupon), due 8/1/04
 13.50%, beginning 8/1/99.......    140,000           141,050
Primestar, Inc.
 12.3788%, due 4/1/99 (f)(g)....    170,000            68,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01......    390,000           202,800
United International Holdings,
 Inc.
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03......    225,000           121,500
                                                  -----------
                                                      678,550
                                                  -----------

CASINOS (0.5%)
Circus Circus Enterprise, Inc.
 6.70%, due 11/15/96............     20,000            18,937
Harrahs Operating Co., Inc.
 7.875%, due 12/15/05...........     55,000            55,609
Harvey Casinos Resorts
 10.625%, due 6/1/06............     70,000            75,600
Isle of Capri Casinos, Inc.
 12.50%, due 8/1/03.............     65,000            71,987
Penn National Gaming, Inc.
 10.625%, due 12/15/04..........     80,000            84,000
                                                  -----------
                                                      306,133
                                                  -----------

                                  Principal
                                    Amount           Value
                                  ---------------------------
CELLULAR TELEPHONE (0.2%)

Centennial Cellular Corp.
 10.75%, due 12/15/08 (c).......  $  75,000       $    74,625
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (f)(h).........................    200,000            20,000
                                                  -----------
                                                       94,625
                                                  -----------

CHEMICALS (0.0%) (B)
Borden Chemical & Plastic L.P.
 9.50%, due 5/1/05..............     25,000            20,750
                                                  -----------

CONSTRUCTION & ENGINEERING (0.2%)
Cathay International Holdings,
 Inc.
 13.00%, due 4/15/08 (c)........    235,000            89,300
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c).........     80,000            36,800
                                                  -----------
                                                      126,100
                                                  -----------

COSMETICS (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08 (c).........    100,000            91,000
                                                  -----------

DOMESTIC OIL & GAS (0.3%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07............     20,000            18,300
Denbury Management, Inc.
 9.00%, due 3/1/08..............     20,000            18,000
KCS Energy, Inc.
 11.00%, due 1/15/03............     35,000            32,200
Queens Sand Resources, Inc.
 12.50%, due 7/1/08.............     50,000            36,000
Stone Energy Corp.
 8.75%, due 9/15/07.............     75,000            72,750
                                                  -----------
                                                      177,250
                                                  -----------

DRUGS (0.1%)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c)........     80,000            80,800
                                                  -----------

ELECTRICAL EQUIPMENT (0.1%)
Electronic Retailing Systems,
 Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00 (d)...     80,000            28,800
                                                  -----------

ELECTRICAL UTILITIES (0.1%)
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11............     40,000            39,800
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                  Principal
                                    Amount           Value
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

FINANCE (0.1%)
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (i).........  $ 280,000       $    42,000
ContiFinancial Corp.
 7.50%, due 3/15/02.............     20,000            13,600
                                                  -----------
                                                       55,600
                                                  -----------
FOOD, BEVERAGES, &
TOBACCO (0.1%)
Standard Commercial Corp.
 8.875%, due 8/1/05.............     75,000            72,000
                                                  -----------

HEALTH CARE (0.7%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............    140,000           121,863
Magellan Health Services, Inc.
 9.00%, due 2/15/08.............     60,000            53,400
Medaphis Corp.
 9.50%, due 2/15/05.............    200,000           156,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06...........     40,000            44,600
Sun Healthcare Group, Inc.
 9.375%, due 5/1/08 (c).........     35,000            28,000
                                                  -----------
                                                      403,863
                                                  -----------

INDUSTRIAL (0.4%)
Generac Portable Products L.L.C.
 11.25%, due 7/1/06 (c)(d)......     40,000            40,400
Snyder Oil Corp.
 8.75%, due 6/15/07.............     60,000            58,200
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.......    165,000            78,375
 9.875%, due 6/1/08.............     20,000            18,200
                                                  -----------
                                                      195,175
                                                  -----------

LEISURE (0.1%)
Bally Total Fitness Holdings
 Corp.
 Series B
 9.875%, due 10/15/07...........     75,000            73,500
                                                  -----------

MEDIA (0.1%)
Young America Corp.
 Series B
 11.625%, due 2/15/06...........     75,000            35,250
                                                  -----------

                                  Principal
                                    Amount           Value
                                  ---------------------------

MEDICAL EQUIPMENT (0.1%)
Biovail Corporation
 International
 10.875%, due 11/15/05 (c)......  $  75,000       $    75,375
                                                  -----------

MINING (0.2%)
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14.............     45,000            36,450
Great Central Mines Ltd.
 8.875%, due 4/1/08.............     55,000            55,000
                                                  -----------
                                                       91,450
                                                  -----------

OIL & GAS SERVICES (0.2%)
Grey Wolf, Inc.
 8.875%, due 7/1/07.............     25,000            18,500
Northern Offshore ASA
 10.00%, due 5/15/05 (c)........     45,000            23,400
R & B Falcon Corp.
 9.50%, due 12/15/08 (c)........     75,000            75,000
                                                  -----------
                                                      116,900
                                                  -----------

OTHER TRANSPORTATION (0.1%)
Ultrapetrol (Bahamas) Ltd.
 10.50%, due 4/1/08.............     50,000            40,000
                                                  -----------

PAPER & FOREST PRODUCTS (0.2%)
SD Warren Co.
 Series B
 12.00%, due 12/15/04...........    100,000           108,875
                                                  -----------

PUBLISHING (0.1%)
General Media, Inc.
 10.625%, due 12/31/00..........     45,000            39,600
                                                  -----------

REAL ESTATE (1.6%)
BF Saul Real Estate Investment
 Trust
 9.75%, due 4/1/08..............     85,000            79,050
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06.............    100,000            98,000
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07.............    245,000           227,850
Health Care Properties Inc.
 6.875%, due 6/8/05.............    120,000           113,025
Highwoods Realty L.P.
 8.00%, due 12/1/03.............    150,000           151,125
 8.125%, due 1/15/09............     75,000            74,250

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Principal
                                    Amount           Value
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE (1.6%) (CONTINUED)
Hospitality Properties, Inc.
 7.00%, due 3/1/08..............  $  80,000       $    71,479
LNR Property Corp.
 9.375%, due 3/15/08............     95,000            91,200
Meditrust Co. (The)
 Series MTN
 7.77%, due 8/16/02.............     25,000            23,360
                                                  -----------
                                                      929,339
                                                  -----------

RECREATION &
ENTERTAINMENT (0.1%)
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04...........     80,000            81,600
                                                  -----------
RESTAURANTS & LODGING (0.8%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08............    110,000           110,825
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(f).........................    250,000           236,250
HMH Properties, Inc.
 8.45%, due 12/1/08.............     75,000            75,000
                                                  -----------
                                                      422,075
                                                  -----------

SPECIALIZED SERVICES (0.1%)
Cendant Corp.
 7.75%, due 12/1/03.............     75,000            76,300
                                                  -----------

STEEL, ALUMINUM & OTHER
METALS (0.6%)
GS Technologies Operating Co.,
 Inc.
 12.25%, 10/1/05................    125,000            84,375
Republic Engineered Steels, Inc.
 9.875%, due 12/15/01...........    100,000           102,250
Schuff Steel Co.
 10.50%, due 6/1/08.............     95,000            82,650
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05............     35,000            36,750
WCI Steel, Inc.
 Series B
 10.00%, due 12/1/04............     50,000            49,625
                                                  -----------
                                                      355,650
                                                  -----------
TECHNOLOGY (0.1%)
Entex Information Services, Inc.
 12.50%, due 8/1/06 (c).........     40,000            27,600
                                                  -----------

                                  Principal
                                    Amount           Value
                                  ---------------------------

TELECOMMUNICATION
SERVICES (0.8%)
Globalstar, L.P. Capital Corp.
 11.50%, due 6/1/05.............  $ 130,000       $    98,150
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05............    150,000            48,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (j).........     40,000            29,800
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02......    100,000            62,500
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........     75,000            75,563
Telehub Communication Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/30/01
 (c)(k).........................        250           150,000
                                                  -----------
                                                      464,013
                                                  -----------

TEXTILE & APPAREL (0.2%)
Delta Mills, Inc.
 9.625%, due 9/1/07.............    110,000           106,425
Norton Mcnaughton, Inc.
 12.50%, due 6/1/05.............     20,000            17,000
                                                  -----------
                                                      123,425
                                                  -----------

TRANSPORTATION (0.2%)
Cenargo International, PLC
 9.75%, due 6/15/08 (c).........     50,000            48,063
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07.............     35,000            27,650
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08 (c)........     60,000            42,000
                                                  -----------
                                                      117,713
                                                  -----------
Total Corporate Bonds
 (Cost $6,595,010)..............                    6,025,736
                                                  -----------

FOREIGN BONDS (0.1%)

PUBLISHING (0.1%)
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03
 (c)............................     45,000            41,179
                                                  -----------
Total Foreign Bonds
 (Cost $41,583).................                       41,179
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                  Principal
                                    Amount           Value
                                  ---------------------------
LOAN ASSIGNMENTS (0.1%)

FOOD, BEVERAGES &
TOBACCO (0.1%)
Domino's Pizza, Inc.
 Bank Debt
 Tranche B
 8.75%, due 12/31/06
 (f)(g)(l)......................  $  40,000       $    40,000
 Tranche C
 9.00%, due 12/31/07
 (f)(g)(l)......................     40,000            40,000
                                                  -----------
Total Loan Assignments
 (Cost $80,000).................                       80,000
                                                  -----------
YANKEE BONDS (1.3%)

BROADCASTING/MEDIA (0.0%) (b)
TV Azteca, S.A. de C.V.
 Series B
 10.50%, due 2/15/07............     25,000            20,563
                                                  -----------

CELLULAR TELEPHONE (0.1%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......     50,000            35,375
                                                  -----------
CHEMICALS (0.4%)
Octel Developments, PLC
 10.00%, due 5/1/06.............    200,000           210,000
                                                  -----------
CONSUMER DURABLES (0.0%) (b)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00......    200,000            20,000
                                                  -----------

MEDIA (0.0%) (b)
Rogers Communications, Inc.
 8.875%, due 7/15/07............     30,000            30,900
                                                  -----------

MINING (0.1%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27.............     70,000            37,800
                                                  -----------
PAPER & FOREST PRODUCTS (0.4%)
Stone Container Finance Company
 of Canada
 11.50%, due 8/15/06 (c)........    200,000           206,750
                                                  -----------

                                  Principal
                                    Amount           Value
                                  ---------------------------

STEEL, ALUMINUM & OTHER
METALS (0.2%)
Ivaco, Inc.
 11.50%, due 9/15/05............  $ 120,000       $   120,000
                                                  -----------

TRANSPORTATION (0.1%)
Alpha Shipping, PLC
 9.50%, due 2/15/08.............     75,000            21,375
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06............     65,000            20,150
                                                  -----------
                                                       41,525
                                                  -----------
Total Yankee Bonds
 (Cost $732,040)................                      722,913
                                                  -----------
                                    Shares
                                  ----------
COMMON STOCKS (73.0%)

AEROSPACE/DEFENSE (3.5%)
Coltec Industries, Inc. (a).....      4,100            79,950
Northrop Grumman Corp. .........     14,000         1,023,750
Raytheon Co.
 Class A........................     16,500           852,844
                                                  -----------
                                                    1,956,544
                                                  -----------

AIRLINES (1.8%)
Northwest Airlines Corp.
 Class A (a)....................     39,100           999,494
                                                  -----------

ALUMINUM (1.5%)
Reynolds Metals Co. ............     16,000           843,000
                                                  -----------

AUTO PARTS & EQUIPMENT (3.2%)
LucasVarity PLC ADR (m).........     25,400           850,900
Mark IV Industries, Inc. .......     74,300           965,900
                                                  -----------
                                                    1,816,800
                                                  -----------

BANKS (4.4%)
BankAmerica Corp. ..............     11,700           703,462
Washington Federal, Inc. .......     24,400           651,175
Washington Mutual, Inc. ........     30,500         1,164,719
                                                  -----------
                                                    2,519,356
                                                  -----------

BUILDING MATERIALS (0.4%)
Sherwin-Williams Co. (The)......      6,900           202,687
                                                  -----------

CASINOS/GAMBLING (1.8%)
Harrah's Entertainment, Inc.
 (a)............................     65,000         1,019,688
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Shares           Value
                                 ----------------------------
COMMON STOCKS (CONTINUED)

CHEMICALS (1.4%)
Agrium, Inc. ...................     25,000       $   217,187
IMC Global, Inc. ...............     26,100           557,888
                                                  -----------
                                                      775,075
                                                  -----------

COMPUTERS-NETWORKING (3.4%)
Adaptec, Inc. (a)...............    110,100         1,933,631
                                                  -----------

CONSUMER FINANCE (2.7%)
Countrywide Credit Industries,
 Inc. ..........................      4,200           210,787
SLM Holding Corp. ..............     28,000         1,344,000
                                                  -----------
                                                    1,554,787
                                                  -----------

CONTAINERS-METAL & GLASS (1.5%)
Owens Illinois, Inc. (a)........     27,400           839,125
                                                  -----------
DIVERSIFIED FINANCIAL
SERVICES (3.0%)
Citigroup, Inc. ................     26,400         1,306,800
Equitable Cos., Inc. (The)......      7,100           410,913
                                                  -----------
                                                    1,717,713
                                                  -----------

ELECTRIC POWER COMPANIES (1.7%)
Illinova Corp. .................     20,000           500,000
Texas Utilities Co. ............     10,500           490,219
                                                  -----------
                                                      990,219
                                                  -----------

ELECTRONICS (1.8%)
Raychem Corp. ..................     30,900           998,456
                                                  -----------
HEALTH CARE (4.5%)
CIGNA Corp. ....................      3,500           270,594
United HealthCare Corp. ........     53,000         2,282,313
                                                  -----------
                                                    2,552,907
                                                  -----------

INSURANCE (6.0%)
Allmerica Financial Corp. ......      8,500           491,937
Allstate Corp. (The)............     25,800           996,525
Conseco, Inc. ..................     30,000           916,875
MGIC Investment Corp. ..........     24,900           991,331
                                                  -----------
                                                    3,396,668
                                                  -----------
MACHINERY--DIVERSIFIED (2.2%)
American Standard Cos. Inc.
 (a)............................     34,300         1,232,656
                                                  -----------

                                    Shares           Value
                                 ----------------------------
NATURAL GAS DISTRIBUTERS &
PIPELINES                            (3.5%)
Coastal Corp. (The).............     28,300       $   988,731
Consolidated Natural Gas Co. ...     18,000           972,000
                                                  -----------
                                                    1,960,731
                                                  -----------

OIL & GAS SERVICES (10.4%)
Apache Corp. ...................     18,037           456,561
Enron Oil & Gas Co. (n) ........      5,000            86,250
Noble Affiliates, Inc. .........     33,000           812,625
Oryx Energy Co. ................     65,800           884,187
Tosco Corp. ....................     47,000         1,216,125
Union Pacific Resources Group,
 Inc. ..........................     80,900           733,156
Unocal Corp. ...................     29,000           846,438
Valero Energy Corp. ............     40,700           864,875
                                                  -----------
                                                    5,900,217
                                                  -----------

OTHER TELECOMMUNICATIONS (2.3%)
Nippon Telegraph & Telephone
 Corp. ADR (m)..................     13,000           487,500
US West, Inc. ..................     13,000           840,125
                                                  -----------
                                                    1,327,625
                                                  -----------

PAPER & FOREST PRODUCTS (0.8%)
Bowater, Inc. ..................     10,800           447,525
                                                  -----------

POLLUTION CONTROL (1.2%)
Browning-Ferris Industries,
 Inc. ..........................     23,500           668,281
                                                  -----------

RETAIL (4.7%)
Dillard's, Inc. ................     30,000           851,250
Federated Department Stores,
 Inc. (a).......................     29,100         1,267,669
Payless ShoeSource, Inc. (a)....     11,800           559,025
                                                  -----------
                                                    2,677,944
                                                  -----------

STEEL (0.5%)
UCAR International, Inc. (a)....     15,000           267,187
                                                  -----------

TEXTILE--APPAREL MANUFACTURERS
(2.9%)
Jones Apparel Group, Inc. (a)...     40,700           897,944
Liz Claiborne, Inc. ............     23,000           725,938
                                                  -----------
                                                    1,623,882
                                                  -----------

TOBACCO (1.9%)
Philip Morris Companies,
 Inc. ..........................      6,000           321,000
RJR Nabisco Holdings Corp. .....     25,000           742,188
                                                  -----------
                                                    1,063,188
                                                  -----------
Total Common Stocks
 (Cost $41,772,756).............                   41,285,386
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                    Shares           Value
                                 ----------------------------
PREFERRED STOCKS (0.1%)

CELLULAR TELEPHONE (0.1%)
Centuar Funding Corp.
 9.08% Series B (c).............         75       $    78,000
                                                  -----------
Total Preferred Stocks
 (Cost $75,000).................                       78,000
                                                  -----------

WARRANTS (0.0%) (b)
CABLE (0.0%) (b)
@Entertainment, Inc.
 expire 7/15/08 (a)(c)..........      1,320             3,300
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a).............         30                30
                                                  -----------
                                                        3,330
                                                  -----------

FOOD, BEVERAGES, & TOBACCO
(0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).........         15               150
                                                  -----------

TELECOMMUNICATION SERVICES
(0.0%) (b)
HighwayMaster
 Communications, Inc.
 expires 9/11/05 (a)(c).........         85                 1
                                                  -----------
Total Warrants
 (Cost $12,502).................                        3,481
                                                  -----------

                                  Principal
                                    Amount
                                  ----------
SHORT-TERM INVESTMENT (2.7%)
COMMERCIAL PAPER (2.7%)
Xerox Credit Co.
 5.10%, due 1/4/99..............  $1,515,000        1,514,356
                                                  -----------
Total Short-Term Investment
 (Cost $1,514,356)..............                    1,514,356
                                                  -----------
Total Investments
 (Cost $57,380,199) (o).........       99.7%       56,367,995(p)
Cash and Other Assets,
 Less Liabilities...............        0.3           189,581
                                      -----         ---------
Net Assets......................      100.0%      $56,557,576
                                      =====         =========


-------

 (a) Non-income producing securities.
 (b) Less than one tenth of a percent.
 (c) May be sold to institutional investors only.
 (d) Euro-Dollar bond.
 (e) 75 units--each unit reflects $1,000 principal amount of 12.00% Senior Subordinated Notes plus 1 warrant to acquire 1.55 shares of common stock at $35.65 per share at a future date.
 (f) Restricted Security.
 (g) Floating rate. Rate shown is the rate in effect at December 31, 1998.
 (h) Issuer in bankruptcy
 (i) Issue in default.
 (j) 40 units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
 (k) 250 units--each unit reflects $1,000 principal amount of 0%/13.875% Senior Discounted Notes plus warrants to acquire 8% of the company's common stock at a future date.
 (l) Multiple tranche facilities.
 (m) ADR - American Depository Receipt.
 (n) Segregated as collateral for forward foreign currency contracts.
 (o) The cost for Federal income tax purposes is $58,069,577.
 (p) At December 31, 1998, net unrealized depreciation was $1,701,582, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,940,413 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,641,995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $57,380,199)..............................................       $56,367,995
Cash........................................................             6,819
Receivables:
  Dividends and interest....................................           257,208
  Investment securities sold................................            94,124
  Fund shares sold..........................................            52,530
Unamortized organization expense............................           140,660
                                                                   -----------
        Total assets........................................        56,919,336
                                                                   -----------
LIABILITIES:
Payables:
  Fund shares redeemed......................................           171,414
  MainStay Management.......................................            37,825
  NYLIFE Distributors.......................................            36,243
  Transfer agent............................................            13,256
  Custodian.................................................             3,486
  Trustees..................................................               474
Accrued expenses............................................            88,772
Unrealized depreciation on forward foreign currency
  contracts.................................................            10,290
                                                                   -----------
        Total liabilities...................................           361,760
                                                                   -----------
Net assets..................................................       $56,557,576
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    17,625
  Class B...................................................            37,878
  Class C...................................................                82
Additional paid-in capital..................................        58,684,451
Accumulated distribution in excess of net investment
  income....................................................            (4,459)
Accumulated distribution in excess of net realized gain on
  investments...............................................        (1,155,507)
Net unrealized depreciation on investments..................        (1,012,204)
Net unrealized depreciation on forward foreign currency
  contracts.................................................           (10,290)
                                                                   -----------
Net assets..................................................       $56,557,576
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $17,946,024
                                                                   ===========
Shares of beneficial interest outstanding...................         1,762,515
                                                                   ===========
Net asset value per share outstanding.......................       $     10.18
Maximum sales charge (5.50% of offering price)..............              0.59
                                                                   -----------
Maximum offering price per share outstanding................       $     10.77
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $38,527,931
                                                                   ===========
Shares of beneficial interest outstanding...................         3,787,832
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.17
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    83,621
                                                                   ===========
Shares of beneficial interest outstanding...................             8,220
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.17
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   558,414
  Interest..................................................    1,113,082
                                                              -----------
    Total income............................................    1,671,496
                                                              -----------
Expenses:
  Management................................................      382,133
  Distribution--Class B.....................................      252,327
  Distribution--Class C.....................................          132
  Transfer agent............................................      126,988
  Service--Class A..........................................       43,224
  Service--Class B..........................................       84,109
  Service--Class C..........................................           45
  Shareholder communication.................................       80,076
  Registration..............................................       57,695
  Amortization of organization expense......................       36,603
  Professional..............................................       31,486
  Custodian.................................................       22,539
  Recordkeeping.............................................       20,585
  Trustees..................................................        1,686
  Miscellaneous.............................................       24,596
                                                              -----------
    Total expenses..........................................    1,164,224
                                                              -----------
Net investment income.......................................      507,272
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss on investments............................   (1,159,336)
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (1,468,668)
  Forward foreign currency transactions.....................      (10,290)
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   (1,478,958)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,638,294)
                                                              -----------
Net decrease in net assets resulting from operations........  $(2,131,022)
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $3,674.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                  October 22, 1997*
                                                                 Year ended            through
                                                              December 31, 1998   December 31, 1997
                                                              -----------------   ------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $   507,272         $    43,730
  Net realized gain (loss) on investments...................      (1,159,336)            243,180
  Net unrealized appreciation (depreciation) on
    investments.............................................      (1,468,668)            456,464
  Net change in unrealized depreciation on forward foreign
    currency contracts......................................         (10,290)                 --
                                                                 -----------         -----------
  Net increase in net assets resulting from operations......      (2,131,022)            743,374
                                                                 -----------         -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (263,908)            (34,556)
    Class B.................................................        (287,423)            (20,217)
    Class C.................................................            (355)                 --
  From net realized gain on investments:
    Class A.................................................         (14,617)           (111,511)
    Class B.................................................         (31,491)            (86,811)
    Class C.................................................             (68)                 --
                                                                 -----------         -----------
      Total dividends and distributions to shareholders.....        (597,862)           (253,095)
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       8,115,590           4,223,379
    Class B.................................................      38,978,176          11,097,588
    Class C.................................................          95,601                  --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         295,580             120,532
    Class B.................................................         358,344              96,515
    Class C.................................................             301                  --
                                                                 -----------         -----------
                                                                  47,843,592          15,538,014
  Cost of shares redeemed:
    Class A.................................................      (3,538,565)            (32,189)
    Class B.................................................     (10,948,174)            (49,794)
    Class C.................................................         (16,703)                 --
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................      33,340,150          15,456,031
                                                                 -----------         -----------
      Net increase in net assets............................      30,611,266          15,946,310
NET ASSETS:
Beginning of year...........................................      25,946,310          10,000,000
                                                                 -----------         -----------
End of year.................................................     $56,557,576         $25,946,310
                                                                 ===========         ===========
Accumulated undistributed net investment income (excess
  distribution) at end of year..............................     $    (4,459)        $     3,385
                                                                 ===========         ===========

-------

 *   Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                                  ----------------------------------------
                                                                                         October 22, 1997*
                                                                                              through
                                                                     Year ended            December 31,
                                                                  December 31, 1998            1997
                                                                  -----------------      -----------------
Net asset value at beginning of period......................            $10.29                 $10.00
                                                                        ------                 ------
Net investment income.......................................              0.15                   0.03
Net realized and unrealized gain on investments.............             (0.10)                  0.38
                                                                        ------                 ------
Total from investment operations............................              0.05                   0.41
                                                                        ------                 ------
Less dividends and distributions:
  From net investment income................................             (0.15)                 (0.03)
  From net realized gain on investments.....................             (0.01)                 (0.09)
                                                                        ------                 ------
Total dividends and distributions...........................             (0.16)                 (0.12)
                                                                        ------                 ------
Net asset value at end of period............................            $10.18                 $10.29
                                                                        ======                 ======
Total investment return (a).................................              0.52%                  4.11%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................              1.49%                  1.66%+
  Expenses..................................................              1.79%                  2.73%+
Portfolio turnover rate.....................................               203%                    29%
Net assets at end of period (in 000's)......................            $17,946               $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                     Class B                              Class C
    ------------------------------------------      -------------------
                           October 22, 1997**       September 1, 1998**
       Year ended                through                  through
    December 31, 1998       December 31, 1997        December 31, 1998
    -----------------      -------------------      -------------------
          $10.29                  $10.00                   $ 9.15
          ------                  ------                   ------
            0.08                    0.02                     0.05
           (0.11)                   0.38                     1.03
          ------                  ------                   ------
           (0.03)                   0.40                     1.08
          ------                  ------                   ------
           (0.08)                  (0.02)                   (0.05)
           (0.01)                  (0.09)                   (0.01)
          ------                  ------                   ------
           (0.09)                  (0.11)                   (0.06)
          ------                  ------                   ------
          $10.17                  $10.29                   $10.17
          ======                  ======                   ======
           (0.27%)                  4.04%                   11.77%
            0.74%                   0.91%+                   0.74%+
            2.54%                   3.48%+                   2.54%+
             203%                     29%                     203%
          $38,528                $12,325                      $84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities

Notes to Financial Statements

quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on

MainStay Strategic Value Fund

forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                                               Contract     Contract      Unrealized
                                                                                Amount       Amount     Appreciation/
                                                                                 Sold       Purchased   (Depreciation)
                                                                              -----------   ---------   --------------
Foreign Currency Sale Contracts
Japanese Yen vs. US$, expiring 3/16/99......................  yen              54,865,265   $481,000        (10,272)
Pound Sterling vs. US$, expiring 9/8/99.....................  pound sterling   23,000         38,111            (18)
                                                                                                            --------
Net unrealized depreciation on forward foreign currency
  contracts.................................................                                               $(10,290)
                                                                                                            ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted securities held at December 31, 1998:

                                                                                         Percent
                                        Acquisition   Principal              12/31/98       of
Security                                   Date        Amount       Cost      Value     Net Assets
--------                                -----------   ---------   --------   --------   ----------
Domino's Pizza, Inc.
  Bank debt, Tranche B
  8.75%, due 12/31/06.................   12/24/98     $ 40,000    $ 40,000   $ 40,000      0.1%
  Bank debt, Tranche C
     9.00%, due 12/31/07..............   12/24/98       40,000      40,000     40,000      0.1
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  15.00%, beginning 6/30/99...........    1/14/98      250,000     235,026    236,250      0.4
International Wireless Communications
  Holdings, Inc.
  (zero coupon), due 8/15/01..........    6/22/98      200,000      62,944     20,000      0.0(a)
Primestar, Inc.
  12.3788%, due 4/1/99................     4/1/98      170,000     170,000     68,000      0.1
                                                                  --------   --------      ---
                                                                  $547,970   $404,250      0.7%
                                                                  ========   ========      ===

-------

(a)  Less than one tenth of a percent.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax differences of $41,717 and $5,147 have been reclassified from accumulated distribution in excess of net investment income and accumulated distribution in excess of net realized gain on investments, respectively, to additional paid-in capital and accumulated distribution in excess of net investment income, respectively, due to certain expenses being nondeductible for tax purposes and the tax treatment of foreign currency gains, respectively.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which many differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

MainStay Strategic Value Fund

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.75%. For the year ended December 31, 1998, the Manager earned $382,133.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $20,954 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B and Class C shares of $86,652 and $150 for the period ended December 31, 1998, respectively.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services

("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998, amounted to $126,988.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1998, New York Life held shares of Class A and Class B with a net asset values of $9,418,948 and $1,037,622, respectively. This represents 52.5% and 2.7% of the net assets at year end for Class A and B, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,220 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $20,585 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $466,129 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $10,418 of qualifying foreign exchange losses that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $132,393 and $95,392, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

MainStay Strategic Value Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      Period ended                October 22** through
                                                   December 31, 1998                December 31, 1997
                                              ----------------------------       -----------------------
                                              Class A   Class B   Class C*       Class A         Class B
                                              -------   -------   --------       -------         -------
Shares sold.................................    756      3,629       10            414            1,093
Shares issued in reinvestment of dividends
  and distributions.........................     29         30       --             12               10
                                               ----     ------       --            ---            -----
                                                785      3,659       10            426            1,103
Shares redeemed.............................   (345)    (1,069)      (2)            (3)              (5)
                                               ----     ------       --            ---            -----
Net increase................................    440      2,590        8            423            1,098
                                               ====     ======       ==            ===            =====

-------

 *   First offered on September 1, 1998.
**   Commencement of operations.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                   DECHERT PRICE & RHOADS
                        Legal Counsel

  * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Strategic Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN18-02/99

  [RECYCLE LOGO]

                                                   MAINSTAY STRATEGIC VALUE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Tax Free Bond Fund Highlights      3
                                                              $10,000 Invested in the MainStay Tax
                                                              Free Bond Fund versus Lehman Brothers
                                                              Municipal Bond Index and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by State--Top 5             7
                                                              Quality Breakdown                           8
                                                              Returns & Lipper Rankings                  11
                                                              Top 10 Holdings                            13
                                                              Portfolio of Investments                   14
                                                              Financial Statements                       20
                                                              Notes to Financial Statements              26
                                                              Report of Independent Accountants          31
                                                              The MainStay Funds                         32

President's Letter



At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Tax Free Bond Fund Highlights

                               1998 MARKET RECAP
- Seeking to take advantage of lower interest rates, many municipalities issued securities, increasing the supply of new issues to $284 billion, just short of the all-time record in 1993.

- Despite lower interest rates, an oversupply of new municipal issues combined with modest demand to leave municipal prices virtually flat throughout the year, causing practically all of the municipal market's total return to come from coupon payments.

- While municipal bonds tend to show less appreciation than government bonds when interest rates decline, in 1998, municipals underperformed Treasuries to a large degree.

- Medicare cuts and a major bankruptcy at a large Pennsylvania-based hospital system resulted in weakness in the hospital sector.

                                1998 FUND RECAP
- For the 12 months ended 12/31/98, the MainStay Tax Free Bond Fund returned 4.98% for Class A shares and 4.83% for Class B and Class C shares,* excluding all sales charges.

- The Fund's shifting duration strategy alternately helped and hurt performance as the market made minor moves that were largely unpredictable.

- Diversification across several states and municipal sectors helped the Fund manage risk, and reducing exposure to BBB hospital issues improved the quality of the Fund's portfolio securities.

- Although funds that could invest in lower-rated municipals tended to have higher yields, we believe that municipal "junk bonds" did not adequately compensate investors for the risks they had to assume.

- All three share classes underperformed the average Lipper* general municipal debt fund, which returned 5.32% for the year ended 12/31/98.

-------
* See footnote and table on page 11 for more information on Lipper Inc. Performance figures for Class C shares include the performance of Class B shares from 1/1/98 through 8/31/98.


                                                                               3
                                                                               -

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1-Year 0.26%, 5-Year 4.13%, 10-Year 6.21%

                                                                                    LEHMAN BROTHERS
                                                   MAINSTAY VALUE FUND           MUNICIPAL BOND INDEX*          INFLATION+
                                                   -------------------           ---------------------          ----------
12/88                                                    9450.00                    10000.00                    10000.00
12/89                                                   11470.00                    13162.00                    10464.00
12/90                                                   10777.00                    12754.00                    11118.00
12/91                                                   15223.00                    16631.00                    11449.00
12/92                                                   18194.00                    17897.00                    11788.00
12/93                                                   20659.00                    19694.00                    12111.00
12/94                                                   20614.00                    19954.00                    12426.00
12/95                                                   26538.00                    27444.00                    12749.00
12/96                                                   32334.00                    33740.00                    13171.00
12/97                                                   39410.00                    44996.00                    13395.00
12/98                                                   36490.00                    57855.00                    13611.00

CLASS B & CLASS C SHARES
Class B SEC Returns: 1-Year -0.17%, 5-Year 4.60%, 10-Year 6.62%
Class C SEC Returns: 1-Year 3.83%, 5-Year 4.93%, 10-Year 6.62%

                                        MAINSTAY TAX FREE      MAINSTAY TAX FREE        LEHMAN BROTHERS
                                        BOND FUND CLASS B      BOND FUND CLASS C     MUNICIPAL BOND INDEX*        INFLATION+
                                        -----------------      -----------------     ---------------------        ----------
12/88                                        10000.00               10000.00               10000.00                10000.00
12/89                                        10738.00               10738.00               11079.00                10464.00
12/90                                        11240.00               11240.00               11887.00                11118.00
12/91                                        12464.00               12464.00               13330.00                11449.00
12/92                                        13513.00               13513.00               14505.00                11788.00
12/93                                        14918.00               14918.00               16287.00                12111.00
12/94                                        14019.00               14019.00               15445.00                12426.00
12/95                                        16103.00               16103.00               18141.00                12749.00
12/96                                        16640.00               16640.00               18945.00                13171.00
12/97                                        18104.00               18104.00               20686.00                13395.00
12/98                                        18977.00               18977.00               22026.00                13611.00

-------

  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Performance data for the two classes vary after this date based on differences in their load and expense structures. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


When interest rates decline, bond prices rise. While municipal bonds typically appreciate less than government bonds, in 1998, their underperformance was more severe than usual. Although at year-end 1998, municipal bonds were exceedingly inexpensive on a relative basis, the municipal market seemed unable to generate investor enthusiasm during the year, as the stock market soared to new highs and long-term Treasury bonds provided total returns over 20%.

Seeking to take advantage of lower interest rates, many municipalities issued securities, sending the supply of new issues to $284 billion--or just short of the $292 billion record in 1993. This heavy oversupply, combined with lackluster demand, left prices virtually flat throughout most of the year. As a result, practically all of the total return opportunities in the municipal bond market came from coupon payments.

In July, Allegheny Health System, a large Pennsylvania-based hospital system, shocked the market by filing for bankruptcy. The bankruptcy had a negative impact on hospital bonds, but was perhaps the only major event that rocked the municipal market during a relatively uneventful year.

HOW DID THE MAINSTAY TAX FREE BOND FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Tax Free Bond Fund returned 4.98% for Class A shares and 4.83% for Class B and Class C shares(*) for the year ended 12/31/98, excluding all sales charges. All three share classes underperformed the average Lipper(+) general municipal debt fund, which returned 5.32% for the year.

WHAT WERE THE PRIMARY REASONS THE FUND UNDERPERFORMED ITS PEERS?

The MainStay Tax Free Bond Fund must limit its long-term investments to securities that at the time of purchase are in the top four rating categories by Moody's or S&P, or deemed by the subadvisor to be of comparable quality. This high-quality profile sets the Fund at a slight disadvantage to other funds that can invest in lower-quality bonds with higher yields. The effect was magnified in 1998, when flat municipal prices meant that virtually all of the total return from municipal bonds came from coupon payments.

The Fund's duration strategy also impacted its performance. In the first quarter, the Fund's duration was longer than what we take to be the average in the municipal universe. But we changed its duration to neutral just when the market rebounded, which had a negative impact on the portfolio. Since midyear, the Fund has generally had a long duration, which was a plus in the third quarter, but a negative in the fourth quarter of 1998.

WAS 1998 A PARTICULARLY DIFFICULT MARKET FOR MUNICIPAL INVESTORS?

In many ways it was. Given the historical relationship of municipals and Treasuries, we would have expected more interest in municipal bonds. But given the oversupply in the market, which flattened price performance severely, we faced a challenge to find ways to remain competitive.



SUPPLY AND DEMAND
--------------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

DURATION
--------------------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

-------
* Performance figures for Class C shares include the performance of Class B shares from 1/1/98 through 8/31/98.

+ See footnote and table on page 11 for more information on Lipper Inc.

                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

Year end                                                                    Total Return %
--------                                                                    --------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.
See footnote * on page 11 for more information on performance.

CLASS B & CLASS C SHARES

Year end                                                                    Total Return %
--------                                                                    --------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83

Class C share returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/98.
See footnote * on page 11 for more information on performance.

HOW DID THE FUND ADDRESS THAT CHALLENGE?

One way was by taking a more aggressive stance on the coupon structure of the Fund's holdings. We pared back on coupons such as 5.00% and 5.125% and added zero-coupon bonds, noncallable bonds, and 4.50% to 4.75% coupons. These coupons generally do much better in a declining interest-rate environment, either because they have a longer duration or are likely to reach their par value later than bonds with slightly higher coupons. When a bond reaches its par value, it may be priced as if it had reached its call date, which lowers the bond's duration and typically has a negative impact on total return. We believe shifting the Fund's coupon structure helped position the portfolio positively in the general market environment.

DIVERSIFICATION BY STATE--TOP 5 AS OF 12/31/98

                                  [PIE CHART]

New York     California         Illinois           Florida        Texas          All Other
--------     ----------         --------           -------        -----          ---------
21.9%          10.9%            10.7%              6.7%           6.3%               43.5%

Actual percentages will vary over time.

WERE THERE OTHER CHALLENGES DURING THE YEAR?

Yes. The health care industry was hurt by the 1997 Balanced Budget Act, which is supposed to trim $115 billion from the Medicare program over the next five years. Anticipating potential difficulties ahead, we reduced the Fund's exposure to lower-rated hospitals, which reduced the yield of the portfolio, but had a positive impact on the Fund's overall quality. The value of this decision was underscored by the Allegheny Health System bankruptcy and the fact that in 1998, Moody's downgraded over $11 billion worth of health care credits, while upgrading only $1.7 billion.

DID THE FUND OWN ANY ALLEGHENY HEALTH SYSTEM BONDS?

No, but it did own a credit called Zurburgg Hospital, which was related to Allegheny Health Systems and suffered in the wake of the Allegheny bankruptcy. We sold the Fund's position at a few points below par value.

WHAT IS THE OVERALL CREDIT QUALITY OF THE SECURITIES IN THE FUND'S INVESTMENT PORTFOLIO?

As of 12/31/98, it was AA,(++) which is relatively high quality. Of course, in recent years, there has been a continuing increase in insured credits, or bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality. The increase in insured credits has made it more difficult to find securities that provide yield advantages in the municipal market. And with the Fund reducing its holdings among BBB-rated(sec.) hospitals, the difficulty was even greater.


-------


++ Debt rated AA differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

sec. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
                                                                               7
                                                                               -

CALL PROTECTION
--------------------

The length of time during which a security cannot be redeemed by the issuer. To avoid subjecting a portfolio to the risk of having to reinvest at lower rates, it may be advantageous to purchase bonds that increase call protection over time.


QUALITY BREAKDOWN AS OF 12/31/98

                                  [PIE CHART]

AAA                                                           63.4%
AA                                                            17.0%
A                                                              6.7%
BBB                                                           12.0%
Cash, Equivalents & Other Assets, Less Liabilities             0.9%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.

See the prospectus for details.

DOES THE FUND STILL HOLD ANY BBB-RATED HOSPITAL ISSUES?

The only BBB-rated hospital issues in the portfolio as of 12/31/98 were bonds that had been prerefunded.

WHAT EXACTLY IS PREREFUNDING?

Most bonds carry a provision that allows the issuer to call the bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

ARE PREREFUNDING CANDIDATES GOOD MUNICIPAL INVESTMENTS?

We think they are, and many of our most significant purchases in 1998 were bought at least partially for their prerefunding potential. Among the Fund's largest purchases were New York City Water Authority 5.50% bonds due in 2027, Chicago Board of Education 5.75% bonds that mature in 2020, Mayo Clinic, Minnesota 5.50% bonds due in 2027, and Chicago Board of Education bonds with a 5.75% coupon maturing in 2027. All of these bonds were purchased for their prerefunding potential and had a neutral to positive impact on performance.

DID YOU MAKE ANY PURCHASES FOR THE FUND FOR OTHER REASONS?

Of course, we may have a variety of reasons for purchasing bonds for the portfolio. Sometimes it's to extend call protection, in other cases, it's to change the coupon structure of the portfolio. One of the Fund's major purchases in 1998 was a Florida Department of Transportation

5.375% bond due in 2026. It was an excellent trading bond that the Fund was able to purchase at a reasonable price and it had a positive impact on performance.

WHAT ABOUT MAJOR SALES?

The Fund sold Harvard University 5.375% bonds due 2032 to improve its call protection. With a call date in 2005, we felt the value of the bond was likely to decline the longer the Fund held it. The Fund also sold Dade County Florida 5.00% bonds of 2035 for the same reason.

The Fund's third largest sale was Massachusetts Turnpike 5.00% bonds due 2037, which reflected a positive trading opportunity, but had little impact on performance.

Other major sales included BBB-rated hospitals that the Fund sold in light of the problems in the health care industry and in the wake of the Allegheny bankruptcy. Among the issues the Fund sold were Illinois Health Proctor Hospital, Southwest Illinois Medical Center, Schneck Hospital, Indiana, and the portion of the Fund's Louisiana Health Pendelton Hospital holdings that was not prerefundable. The bonds had various coupons and maturities, and we believe the sales were well timed, reasonably priced, and had a positive overall impact on the portfolio.

ASIDE FROM THE ALLEGHENY SCARE, WERE THERE ANY SURPRISES DURING THE YEAR?
The big surprise was how much municipal bonds underperformed Treasury securities. Had performance been more closely in line with historical norms, we believe many more of the Fund's higher-coupon holdings would have been prerefunded.

WHICH OF THE FUND'S SECURITIES WERE PRE-REFUNDED IN 1998?

There were several. Genesys Health Michigan 7.50% bonds due in 2027 were prerefunded, which had a positive impact on the Fund. A portion of the Fund's Louisiana Health Pendelton Hospital 6.75% bonds due 2022, and Detroit City General Obligation School District bonds with a 5.70% coupon and 2025 maturity were also prerefunded. These issues were among the Fund's best-performing securities.

Two other top performers for the Fund were Foothill Transportation California zero-coupon bonds due in 2027 and 2028. The yield spreads between these and other zero-coupon bonds narrowed because of the bonds' prerefunding potential.

WERE THERE OTHER STRONG PERFORMERS IN THE FUND IN 1998?

The Fund also had success with a Metropolitan Pier Illinois zero-coupon bond that matures in 2029. The bond has a long duration and the Fund purchased it near the market's low point. New York State Dormitory Authority for New York University bonds with a 6.00% coupon and 2018 maturity also were strong performers. The bonds were noncallable and bought near the market bottom.

DID THE FUND HAVE OTHER SECURITIES THAT DIDN'T DO AS WELL?

The Fund bought some bonds near the market's peak, which had a decidedly negative impact on performance. Gulf Breeze 4.50% bonds of 2027 fell into that category, and unfortunately, we sold the Fund's position near the market low. We had similar unfortunate timing with


YIELD SPREAD
--------------------
The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 2-year and 30-year Treasuries.



                                                                               9
                                                                               -

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

BASIS POINT
--------------------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Past performance is no guarantee of future results.



Puerto Rico 4.50% bonds of 2023. The Fund also saw mediocre results from Southeastern Public Power Virginia, a noncallable bond that the Fund purchased near the high point of the market.

As we noted, Zurburgg Hospital bonds were sold at a loss. The Fund also purchased some 4.375% New York Local Government Assistance Corporation bonds and Cal Tech California 4.50% bonds with a very aggressive structure to help protect their price if yields should drop slightly below 5.00%. While these bonds offered a measure of price protection, they had a negative impact on performance.

WAS THE FUND OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS AT YEAR END?

The Fund seeks diversification in a wide range of states across the nation, and a wide variety of municipal sectors. It invests in everything from roads, airports, and hospitals to pollution control and education bonds. While the Fund also seeks a variety of coupons and maturities, at the end of the year, the Fund had more zero-coupon, noncallable, and deep discount bonds than the average fund. This structure is designed to take advantage of lower interest rates more than the average fund. Because of the Fund's quality constraints, the Fund is currently underweighted in lower-quality credits relative to other municipal funds. During the year, the Fund was also underweighted in housing credits, which we believe had a positive impact on the Fund's investment portfolio, because housing bonds tend to perform poorly in a declining interest-rate environment as prepayment potential increases.

WHAT MAJOR RISKS DO INVESTORS FACE, AND HOW ARE YOU MANAGING THEM?

Since the Fund has a long duration, it would tend to underperform if interest rates began to rise. We manage this risk by continually monitoring the economy, inflation, and action by the Federal Reserve Board. If inflation were to increase, we would probably reduce the Fund's duration.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We have positioned the Fund to seek to take advantage of lower interest rates and a return to the historical relationship between municipal and Treasury bonds. We believe if rates continue to decline, the Fund's overweighted positions in zero-coupon bonds, noncallable issues, and deep-discount bonds should contribute positively to performance. We believe our concentration on prerefunding candidates may also help the Fund enjoy gains if municipal rates drop as much as 50 basis points.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation


10
-

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                    LIFE OF FUND
                       1 YEAR  5 YEARS  10 YEARS  THROUGH 12/31/98
    Class A            4.98%    5.09%    6.70%         6.48%
    Class B            4.83%    4.93%    6.62%         6.42%
    Class C            4.83%    4.93%    6.62%         6.42%

   FUND SEC RETURNS*

                                                    LIFE OF FUND
                       1 YEAR  5 YEARS  10 YEARS  THROUGH 12/31/98
    Class A            0.26%    4.13%    6.21%         6.10%
    Class B            -0.17%   4.60%    6.62%         6.42%
    Class C            3.83%    4.93%    6.62%         6.42%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                            LIFE OF FUND
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/98
    Class A            172 out of  n/a         n/a        128 out of
                       246 funds                          178 funds

    Class B            190 out of  111 out of  72 out of  51 out of
                       246 funds   141 funds   74 funds   53 funds
    Class C            n/a         n/a         n/a        n/a

    Average Lipper
    general municipal
    debt fund          5.32%       5.43%       7.68%      7.74%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $10.20      $0.4861      $0.0000
    Class B     $10.21      $0.4611      $0.0000
    Class C     $10.21      $0.1516      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of

                                                                              11
                                                                               -
  purchase and an annual 12b-1 fee of .50%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86; Class C shares on 9/1/98.


12
-

Top 10 Holdings as of 12/31/98

   HOLDING                                                                AMOUNT
   California Educational Facilities Authority Revenue,
       Stanford University, Series N, 5.20%, due 12/1/27                $22,303,600
   New York City Municipal Water Finance Authority,
       Water & Sewer Systems Revenue, Series B, 5.50%, due
       6/15/27                                                           19,411,518
   Michigan State Hospital Finance Authority Revenue,
       Genesys Health Systems, Series A, 7.50%, due 10/1/27              18,382,275
   Foothill-Eastern (California) Transportation Corridor
       Agency,
       Toll Road Revenue, Series A, (zero coupon), due 1/1/27            12,802,039
   Florida State Department of Transportation Right of Way,
       5.357%, due 7/1/26                                                12,403,608
   Fulton County Georgia Water & Sewer Revenue
       4.75%, due 1/1/28                                                 12,398,750
   Rochester Minnesota Health Care Facilities
       Mayo Foundation, Series A, 5.50%, due 11/15/27                    10,998,750
   Wyandotte County Kansas City Unified Government
       Utility Systems Revenue, 4.50%, due 9/1/28                        10,975,600
   New Hampshire Higher Educational & Health Facilities
       Authority Revenue,
       Dartmouth College, 5.125%, due 6/1/28                             10,884,375
   Chicago Board of Education, Chicago School Reform
       5.75%, due 12/1/27                                                10,820,100


-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.


                                                                              13
                                                                               -

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
  (99.1%)+

ALABAMA (0.8%)
Birmingham Alabama Airport
 Authority Revenue,
 Series A
 7.375%, due 7/1/10 (a).......  $ 3,600,000      $  3,782,664
                                                 ------------

CALIFORNIA (10.9%)
California Educational
 Facilities Authority Revenue
 California Institute of
 Technology
 4.50%, due 10/1/27...........    1,250,000         1,159,375
 Pooled College & University
 Projects Series A
 5.625%, due 7/1/23...........      900,000           936,000
 Stanford University
 Series N
 5.20%, due 12/1/27 (c).......   21,920,000        22,303,600
California State University
 Revenue & Colleges Housing
 System
 5.90%, due 11/1/21...........    2,100,000         2,302,125
Foothill-Eastern
 Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/27....   56,105,000        12,802,039
 (zero coupon), due 1/1/28....   23,540,000         5,095,233
 (zero coupon), due 1/1/30....    1,270,000           247,345
Inglewood Redevelopment Agency
 Tax Allocation
 5.25%, due 5/1/17............    1,000,000         1,050,000
Laguna Salada Union
 School District, Series B
 (zero coupon), due 8/1/23....    1,300,000           372,125
Modesto Irrigation District
 Financing Authority Revenue
 Domestic Water Project
 Series D
 4.75%, due 9/1/22............      750,000           720,000
Palo Alto California Unified
 School District, Series B
 5.375%, due 8/1/18...........    1,275,000         1,322,813
Rancho Cucamonga California
 Redevelopment Agency
 Tax Allocation
 6.75%, due 9/1/20............      415,000           431,637
San Diego California
 Industrial Development
 Authority
 San Diego Gas & Electric
 Series A
 5.90%, due 6/1/18............    1,000,000         1,075,000
-------------------------------------------------------------

+ Percentages indicated are based on Fund net assets.

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
CALIFORNIA (CONTINUED)
San Francisco California City
 & County Airports Commission,
 International Airport Revenue
 Second Series, Issue B
 4.50%, due 5/1/28............  $ 1,400,000      $  1,284,500
Santa Monica-Malibu Unified
 School District
 5.25%, due 8/1/13............      855,000           922,331
Simi Valley California Unified
 School District
 Refundable & Capital
 Improvement Projects
 5.25%, due 8/1/22............      300,000           315,000
                                                 ------------
                                                   52,339,123
                                                 ------------

CONNECTICUT (2.0%)
Mashantucket Western Pequot
 Tribe
 Connecticut Special Revenue
 Series B
 5.75%, due 9/1/27 (b)........    9,500,000         9,785,000
                                                 ------------

DISTRICT OF COLUMBIA (1.3%)
District of Columbia Revenue
 Georgetown University
 Series B
 7.15%, due 4/1/21............    3,350,000         3,438,842
 Series A
 7.40%, due 4/1/18............    2,815,000         2,896,663
                                                 ------------
                                                    6,335,505
                                                 ------------

FLORIDA (6.7%)
Florida State Board of
 Education Capital Outlay
 Series D
 4.50%, due 6/1/24............    2,400,000         2,232,000
 Series B
 4.50%, due 6/1/27............    9,120,000         8,447,400
Florida State Department of
 Transportation
 Right of Way
 5.375%, due 7/1/26...........   12,040,000        12,403,608
 Turnpike Authority Revenue
 Series A
 4.50%, due 7/1/27............   10,000,000         9,237,500
                                                 ------------
                                                   32,320,508
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Portfolio of Investments December 31, 1998

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
(CONTINUED)
GEORGIA (4.1%)
Cherokee County Georgia
 Water & Sewer Authority
 Revenue
 5.20%, due 8/1/25............  $ 4,605,000      $  4,777,688
Fulton County Georgia
 Water & Sewer Revenue
 4.75%, due 1/1/28............   13,000,000        12,398,750
Georgia Municipal Electric
 Authority Power Revenue
 Series Y
 6.50%, due 1/1/17............    2,000,000         2,380,000
                                                 ------------
                                                   19,556,438
                                                 ------------

HAWAII (1.3%)
Honolulu City & County
 Wastewater Systems
 Revenue
 4.50%, due 7/1/28............    7,000,000         6,413,750
                                                 ------------

ILLINOIS (10.7%)
Chicago Board of Education
 Chicago School Reform
 5.75%, due 12/1/20...........    8,000,000         8,655,520
 5.75%, due 12/1/27...........   10,000,000        10,820,100
 (zero coupon), due 12/1/28...    6,000,000         1,260,000
Chicago Illinois Gas Supply
 Revenue
 Peoples Gas, Light & Coke Co.
 Series A
 8.10%, due 5/1/20 (a)........    2,000,000         2,142,500
Chicago Illinois Midway
 Airport
 Revenue, Series A
 5.50%, due 1/1/29............    9,145,000         9,522,231
Chicago Illinois O'Hare
 International Airport Revenue
 Series A
 5.50%, due 1/1/16............    1,000,000         1,037,500
Chicago Illinois Park District
 5.375%, due 1/1/25...........    1,500,000         1,535,625
Illinois Health Facilities
 Authority
 Revenue Glenoaks Hospital
 Series E
 9.50%, due 11/15/19 (d)......      810,000           902,138
 Hinsdale Hospital
 Series B
 9.00%, due 11/15/15 (d)......    1,785,000         1,972,425
 Series C
 9.50%, due 11/15/19 (d)......    5,220,000         5,813,775
Illinois Regional
 Transportation
 Authority, Series C
 7.10%, due 6/1/25............    1,500,000         1,730,625

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
ILLINOIS (CONTINUED)
Kankakee Illinois Sewer
 Revenue
 7.00%, due 5/1/16............  $ 2,000,000      $  2,260,000
Metropolitan Pier & Exposition
 Authority, Illinois Dedicated
 State Tax Revenue
 (zero coupon), due 6/15/29...   17,925,000         3,629,812
                                                 ------------
                                                   51,282,251
                                                 ------------

INDIANA (3.2%)
Indianapolis Exempt Facility
 Revenue, Mid America Income
 Resource Project
 7.25%, due 12/1/11 (a).......    2,000,000         2,063,020
Indianapolis Indiana Local
 Public
 Improvement Bond Bank
 Series D
 6.75%, due 2/1/20............    6,000,000         6,637,500
Monroe County Community
 School Building Corp.
 First Mortgage
 5.25%, due 7/1/12............    5,000,000         5,225,000
Tippecanoe County Indiana
 School Building Corp.
 First Mortgage
 6.00%, due 7/15/13...........    1,300,000         1,413,750
                                                 ------------
                                                   15,339,270
                                                 ------------

KANSAS (4.2%)
Burlington Pollution Control
 Revenue Kansas Gas &
 Electric Co. Project
 7.00%, due 6/1/31............    8,300,000         9,036,625
Wyandotte County, Kansas City
 Unified Government Utility
 Systems Revenue
 4.50%, due 9/1/28............   11,930,000        10,975,600
                                                 ------------
                                                   20,012,225
                                                 ------------

LOUISIANA (2.5%)
Louisiana Public Facilities
 Authority, Hospital Revenue
 Pendleton Memorial Methodist
 6.75%, due 6/1/22 (d)........    8,585,000         9,518,619
Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue, Series E
 7.60%, due 9/1/10............    2,135,000         2,287,119
                                                 ------------
                                                   11,805,738
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
(CONTINUED)
MAINE (0.2%)
Maine Health & Higher
 Educational Facility
 Authority Revenue
 Series B
 5.75%, due 7/1/26............  $ 1,000,000      $  1,076,250
                                                 ------------

MASSACHUSETTS (2.1%)
Massachusetts Bay
 Transportation
 Authority General
 Transportation
 System, Series A
 4.50%, due 3/1/26............    7,500,000         6,937,500
Massachusetts State Health &
 Educational Facilities
 Authority
 Revenue
 Medical Center of
 Central Massachusetts
 7.10%, due 7/1/21 (d)........    2,500,000         2,753,125
 Issue A
 7.10%, due 7/1/21 (d)........      300,000           330,000
                                                 ------------
                                                   10,020,625
                                                 ------------
MICHIGAN (4.7%)
Detroit City General
 Obligation
 School District, Series A
 5.70%, due 5/1/25............    2,000,000         2,237,500
Michigan State Building
 Authority
 Revenue, Series 1
 4.75%, due 10/15/21 (d)......    2,000,000         1,915,000
Michigan State Hospital
 Finance
 Authority Revenue Genesys
 Health System, Series A
 7.50%, due 10/1/27 (c)(d)....   15,255,000        18,382,275
                                                 ------------
                                                   22,534,775
                                                 ------------

MINNESOTA (2.9%)
Minneapolis & Saint Paul
 Minnesota
 Metropolitan Airports
 Commission
 Series 7
 7.80%, due 1/1/13 (a)........    2,750,000         2,805,000
Rochester Minnesota Health
 Care
 Facilities, Mayo Foundation
 Series A
 5.50%, due 11/15/27 (c)......   10,500,000        10,998,750
                                                 ------------
                                                   13,803,750
                                                 ------------

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
NEBRASKA (0.4%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue,
 Series C
 6.30%, due 9/1/28 (a)........  $ 1,990,000      $  2,104,425
                                                 ------------

NEW HAMPSHIRE (3.6%)
New Hampshire Higher
 Educational & Health
 Facilities Authority Revenue
 Dartmouth College
 5.125%, due 6/1/28...........   10,750,000        10,884,375
 5.70%, due 6/1/27............    5,900,000         6,298,250
                                                 ------------
                                                   17,182,625
                                                 ------------

NEW JERSEY (1.7%)
Middletown Township
 General Obligation
 New Jersey Board of Education
 5.80%, due 8/1/22............    3,850,000         4,090,625
New Jersey Sports & Exposition
 Authority State Contract
 Series A
 4.50%, due 3/1/24............    4,375,000         4,063,281
                                                 ------------
                                                    8,153,906
                                                 ------------

NEW YORK (21.9%)
Battery Park City Authority
 Revenue, Series A
 5.50%, due 11/1/26...........      100,000           104,125
Metropolitan Transportation
 Authority
 Commuter Facilities Revenue
 Series A
 5.625%, due 7/1/27...........    5,150,000         5,452,562
 Service Contract
 Transportation Facilities
 Series 7
 (zero coupon), due 7/1/14....    3,930,000         1,822,537
 Transit Facilities Revenue
 Series C
 5.50%, due 7/1/22............    1,000,000         1,045,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
(CONTINUED)
NEW YORK (CONTINUED)
New York City General
 Obligation
 Series D
 6.00%, due 2/15/25 (d).......  $ 1,435,000      $  1,539,038
 Series B
 7.00%, due 6/1/15 (d)........       90,000            96,862
 Series C
 7.20%, due 8/15/15 (d).......      150,000           160,875
 Series A
 7.75%, due 8/15/07 (d).......       50,000            55,187
 7.75%, due 8/15/15 (d).......       80,000            88,100
 7.75%, due 8/15/16 (d).......       35,000            38,544
 Series D
 8.00%, due 8/1/04 (d)........       55,000            61,119
 Series F
 8.20%, due 11/15/04 (d)......      205,000           231,138
New York City Industrial
 Development Agency
 Civic Facility Revenue
 Lighthouse International
 Project
 4.50%, due 7/1/33............    3,750,000         3,389,062
New York City Municipal Water
 Finance Authority, Water &
 Sewer
 Systems Revenue
 Series B
 5.50%, due 6/15/27...........   18,600,000        19,411,518
 5.75%, due 6/15/29...........    1,000,000         1,078,750
New York City Transitional
 Finance
 Authority Revenue, Future Tax
 Secured,
 Series C
 4.75%, due 5/1/23............    6,900,000         6,563,625
 Series B
 4.75%, due 11/15/23..........    9,500,000         9,036,875
New York State Dormitory
 Authority
 Revenue
 Cornell University
 Series A
 7.375%, due 7/1/30...........    2,880,000         3,085,200
 New York University
 Series A
 5.75%, due 7/1/27............    2,500,000         2,825,000
 6.00%, due 7/1/18............    3,300,000         3,795,000
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29............    1,400,000         1,430,996
 Rockefeller University
 4.75%, due 7/1/37............      850,000           803,250
 St. Johns University
 5.70%, due 7/1/26............    3,250,000         3,457,188

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Dormitory
 Authority
 Revenue (Continued)
 State University Educational
 Facilities
 5.50%, due 5/15/26...........  $ 6,250,000      $  6,453,125
 Series C
 7.375%, due 5/15/10..........    6,000,000         7,380,000
 Series B
 7.50%, due 5/15/11...........    4,250,000         5,296,563
New York State Energy Research
 &
 Development Authority
 Gas Facilities Revenue
 Brooklyn Union Gas Co.
 Project
 5.50%, due 1/1/21............    1,250,000         1,301,562
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.25%, due 6/15/10 (d).......      400,000           439,000
 7.50%, due 6/15/12...........    3,050,000         3,263,500
 Series B
 7.50%, due 3/15/11...........      700,000           719,369
New York State Local
 Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14....    1,130,000           545,225
New York State Medical Care
 Facilities
 Finance Agency Revenue
 7.375, due 8/15/19 (d).......    1,615,000         1,676,677
 7.875%, due 8/15/20..........      450,000           483,750
 Hospital & Nursing Home
 Series A
 8.00%, due 2/15/28 (d).......      570,000           583,840
 Montefiore Medical Center
 Series A
 6.00%, due 2/15/35...........    2,150,000         2,338,125
 St. Francis Hospital of
 Roslyn
 Project A
 7.625%, due 11/1/21..........    3,875,000         4,002,177
New York State Thruway
 Authority
 Service Contract Revenue
 Local Highway & Bridge
 5.75%, due 4/1/16............      100,000           106,061
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15...........      500,000           530,000
Port Authority of New York &
 New Jersey Consolidated Bonds
 Series 109
 5.375%, due 7/15/27..........    3,500,000         3,613,750

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

MainStay Tax Free Bond Fund

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS
(CONTINUED)
NEW YORK (CONTINUED)
Triborough Bridge & Tunnel
 Authority of New York
 General Purpose Revenue
 Series Y
 6.125%, due 1/1/21...........  $   750,000      $    866,250
                                                 ------------
                                                  105,170,525
                                                 ------------
NORTH CAROLINA (0.6%)
New Hanover County
 Hospital Revenue, New Hanover
 Regional Medical Center
 Project
 5.75%, due 10/1/26...........    2,500,000         2,668,750
                                                 ------------

OHIO (0.5%)
Ohio State Air Quality
 Development
 Authority Revenue, Pollution
 Control, Cleveland Co.
 Project
 8.00%, due 12/1/13...........    2,000,000         2,305,000
                                                 ------------

PENNSYLVANIA (1.4%)
Emmaus Pennsylvania General
 Authority Revenue, Series E
 7.90%, due 5/15/18...........    6,450,000         6,500,052
                                                 ------------
TEXAS (6.3%)
Houston Water & Sewer Systems
 Revenue Junior Lien
 Series C
 5.375%, due 12/1/27..........    1,000,000         1,023,750
Katy Independent School
 District
 Series A
 4.50%, due 2/15/20...........    2,000,000         1,855,000
Matagorda County Navigation
 District 1, Pollution Control
 Revenue
 Central Power & Light Co.
 Project
 7.50%, due 12/15/14..........    2,400,000         2,541,528
 Houston Lighting & Power Co.
 Series E
 7.20%, due 12/1/18 (c).......    3,470,000         3,647,005
Nueces River Authority Texas
 Water
 Supply, Corpus Christi Lake
 Project
 5.50%, due 3/1/27............    1,250,000         1,314,062
San Antonio Electric &
 Gas Revenue,
 Series A
 4.50%, due 2/1/21............    5,250,000         4,895,625

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
TEXAS (CONTINUED)
San Antonio Hotel Occupancy
 Revenue Henry B. Gonzalez
 Convention Center Expansion
 Project
 5.70%, due 8/15/26...........  $ 2,200,000      $  2,354,000
South Texas Community College
 District
 5.75%, due 8/15/15...........    1,500,000         1,605,000
Texas Water Resources Finance
 Authority Revenue
 7.625%, due 8/15/08..........   10,560,000        10,807,738
                                                 ------------
                                                   30,043,708
                                                 ------------

UTAH (0.4%)
Utah Water Finance Agency
 Revenue, Pooled Loan
 Financing Program
 Series A
 5.75%, due 10/1/21...........    1,965,000         2,112,375
                                                 ------------

VIRGINIA (3.8%)
Richmond Metropolitan
 Authority
 Expressway Revenue
 5.25%, due 7/15/22...........    8,400,000         8,862,000
Southeastern Public Service
 Authority Senior Lien Revenue
 5.00%, due 7/1/15............    9,000,000         9,180,000
                                                 ------------
                                                   18,042,000
                                                 ------------

WASHINGTON (0.9%)
Port Seattle Washington
 Revenue, Series A
 5.50%, due 10/1/17...........    2,000,000         2,105,000
Washington State Motor Vehicle
 Fuel Tax Revenue, Series B
 5.50%, due 6/1/20............    2,000,000         2,075,000
                                                 ------------
                                                    4,180,000
                                                 ------------
Total Long-Term Municipal
 Bonds
 (Cost $463,638,536)..........                    474,871,238
                                                 ------------

SHORT-TERM MUNICIPAL BONDS (0.3%)
NEW JERSEY (0.2%)
New Jersey Economic
 Development Authority
 Revenue
 5.00%, due 5/1/01 (e)........    1,100,000         1,100,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

                                 Principal
                                  Amount            Value
-------------------------------------------------------------
SHORT-TERM MUNICIPAL BONDS
(CONTINUED)
WYOMING (0.1%)
Kemmerer County Pollution
 Control Revenue
 Exxon Project
 5.10%, due 11/1/14 (e).......  $   200,000      $    200,000
Lincoln County Pollution
 Control
 Revenue, Exxon Project
 Series C
 5.05%, due 11/1/14 (e).......      300,000           300,000
                                                 ------------
                                                      500,000
                                                 ------------
Total Short Term Municipal
 Bonds
 (Cost $1,600,000)............                      1,600,000
                                                 ------------
Total Investments
 (Cost $465,238,536) (f)......         99.4%      476,471,238(g)
Cash and Other Assets,
 Less Liabilities.............          0.6         2,821,788
                                       ----        ----------
Net Assets....................        100.0%     $479,293,026
                                      =====      ============

-------
 (a) Interest on these securities is subject to alternative minimum tax.
 (b) May be sold to institutional investors only.
 (c) Segregated as collateral for futures contracts.
 (d) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (e) Variable rate security that may be tendered back to issuer at any time prior to maturity at par.
 (f) The cost for Federal income tax purposes is $465,264,801.
 (g) At December 31, 1998, net unrealized appreciation was $11,206,437, based on cost for Federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $15,896,151 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,689,714.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $465,238,536).............................................       $476,471,238
Cash........................................................             86,535
Receivables:
  Interest..................................................          6,408,476
  Investment securities sold................................            955,172
  Fund shares sold..........................................            160,635
                                                                   ------------
        Total assets........................................        484,082,056
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          4,086,815
  MainStay Management.......................................            245,231
  NYLIFE Distributors.......................................            206,821
  Fund shares redeemed......................................            121,780
  Transfer agent............................................             34,026
  Custodian.................................................              5,123
  Variation margin payable on futures contracts.............              3,780
  Trustees..................................................              3,661
Accrued expenses............................................             81,793
                                                                   ------------
        Total liabilities...................................          4,789,030
                                                                   ------------
Net assets..................................................       $479,293,026
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     17,518
  Class B...................................................            452,102
  Class C...................................................                  5
Additional paid-in capital..................................        471,337,532
Accumulated net realized loss on investments................         (3,746,833)
Net unrealized appreciation on investments..................         11,232,702
                                                                   ------------
Net assets..................................................       $479,293,026
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 17,867,408
                                                                   ============
Shares of beneficial interest outstanding...................          1,751,806
                                                                   ============
Net asset value per share outstanding.......................       $      10.20
Maximum sales charge (4.50% of offering price)..............               0.48
                                                                   ------------
Maximum offering price per share outstanding................       $      10.68
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $461,420,272
                                                                   ============
Shares of beneficial interest outstanding...................         45,210,246
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.21
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $      5,346
                                                                   ============
Shares of beneficial interest outstanding...................                524
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.21
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Interest..................................................  $27,284,330
                                                              -----------
Expenses:
  Management................................................    2,904,883
  Distribution--Class B.....................................    1,172,345
  Distribution--Class C.....................................            2
  Service--Class A..........................................       38,079
  Service--Class B..........................................    1,172,287
  Service--Class C..........................................            2
  Transfer agent............................................      412,281
  Shareholder communication.................................      106,723
  Recordkeeping.............................................       75,715
  Professional..............................................       57,047
  Registration..............................................       53,383
  Custodian.................................................       49,252
  Trustees..................................................       14,567
  Miscellaneous.............................................       37,799
                                                              -----------
    Total expenses..........................................    6,094,365
                                                              -----------
Net investment income.......................................   21,189,965
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    6,112,552
  Futures transactions......................................     (206,254)
                                                              -----------
Net realized gain on investments............................    5,906,298
Net change in unrealized appreciation on investments........   (4,593,758)
                                                              -----------
Net realized and unrealized gain on investments.............    1,312,540
                                                              -----------
Net increase in net assets resulting from operations........  $22,502,505
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1998           1997
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 21,189,965   $ 24,426,541
  Net realized gain on investments..........................     5,906,298      6,139,324
  Net change in unrealized appreciation on investments......    (4,593,758)    11,084,242
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    22,502,505     41,650,107
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (708,345)      (659,120)
    Class B.................................................   (20,489,979)   (23,759,021)
    Class C.................................................           (41)            --
  In excess of net investment income:
    Class A.................................................       (23,223)            --
    Class B.................................................      (671,754)            --
    Class C.................................................            (1)            --
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (21,893,343)   (24,418,141)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     7,734,640      3,327,275
    Class B.................................................    38,082,025     31,620,029
    Class C.................................................         5,300             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       595,727        503,552
    Class B.................................................    13,369,997     14,892,349
    Class C.................................................            41             --
                                                              ------------   ------------
                                                                59,787,730     50,343,205
  Cost of shares redeemed:
    Class A.................................................    (3,521,161)    (7,772,835)
    Class B.................................................   (72,709,355)   (77,392,586)
    Class C.................................................            (2)            --
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (16,442,788)   (34,822,216)
                                                              ------------   ------------
      Net decrease in net assets............................   (15,833,626)   (17,590,250)
NET ASSETS:
Beginning of year...........................................   495,126,652    512,716,902
                                                              ------------   ------------
End of year.................................................  $479,293,026   $495,126,652
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $      8,400
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22
-

                       This page intentionally left blank


                                                                              23
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ---------------------------------------------
                                                                             Year ended December 31,
                                                                  ---------------------------------------------
                                                                   1998         1997         1996         1995
                                                                  -------      -------      -------      ------
Net asset value at beginning of period......................      $ 10.19      $  9.84      $ 10.02      $ 9.20
                                                                  -------      -------      -------      ------
Net investment income.......................................         0.47         0.51         0.54        0.52
Net realized and unrealized gain (loss) on investments......         0.03         0.35        (0.19)       0.83
                                                                  -------      -------      -------      ------
Total from investment operations............................         0.50         0.86         0.35        1.35
                                                                  -------      -------      -------      ------
Less dividends and distributions:
  From net investment income................................        (0.48)       (0.51)       (0.53)      (0.53)
  In excess of net investment income........................        (0.01)          --           --          --
  From net realized gain on investments.....................           --           --           --          --
                                                                  -------      -------      -------      ------
Total dividends and distributions...........................        (0.49)       (0.51)       (0.53)      (0.53)
                                                                  -------      -------      -------      ------
Net asset value at end of period............................      $ 10.20      $ 10.19      $  9.84      $10.02
                                                                  =======      =======      =======      ======
Total investment return (a).................................         4.98%        9.02%        3.63%      15.00%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................         4.61%        5.14%         5.4%        5.5%
    Expenses................................................         1.02%        1.01%         1.0%        1.0%
Portfolio turnover rate.....................................          116%         119%          95%        110%
Net assets at end of period (in 000's)......................      $17,868      $13,017      $16,486      $9,752

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

                                   Class B                                     Class C
    ---------------------------------------------------------------------   --------------
                                                September 1                 September 1**
             Year ended December 31,              through      Year ended      through
    -----------------------------------------   December 31,   August 31,    December 31,
      1998       1997       1996       1995        1994*          1994           1998
    --------   --------   --------   --------   ------------   ----------   --------------
    $  10.19   $   9.84   $  10.03   $   9.20     $   9.71      $  10.39        $10.25
    --------   --------   --------   --------     --------      --------        ------
        0.45       0.49       0.51       0.51         0.17          0.51          0.15
        0.03       0.35      (0.19)      0.83        (0.51)        (0.58)        (0.04)
    --------   --------   --------   --------     --------      --------        ------
        0.48       0.84       0.32       1.34        (0.34)        (0.07)         0.11
    --------   --------   --------   --------     --------      --------        ------
       (0.45)     (0.49)     (0.51)     (0.51)       (0.17)        (0.53)        (0.15)
       (0.01)        --         --         --           --            --            --(b)
          --         --         --         --           --         (0.08)           --
    --------   --------   --------   --------     --------      --------        ------
       (0.46)     (0.49)     (0.51)     (0.51)       (0.17)        (0.61)        (0.15)
    --------   --------   --------   --------     --------      --------        ------
    $  10.21   $  10.19   $   9.84   $  10.03     $   9.20      $   9.71        $10.21
    ========   ========   ========   ========     ========      ========        ======
        4.83%      8.80%      3.33%     14.86%       (3.53%)       (0.69%)        1.09%

        4.36%      4.93%       5.2%       5.2%         5.6%+         5.4%         4.36%+
        1.27%      1.22%       1.2%       1.2%         1.2%+         1.2%         1.27%+
         116%       119%        95%       110%          37%           92%          116%
    $461,420   $482,209   $496,231   $543,314     $513,781      $552,156        $    5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              25
                                                                               -

MainStay Tax Free Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less

26
-

Notes to Financial Statements

and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. Permanent book-tax difference of $694,978 has been reclassified from additional paid in capital to accumulated undistributed net investment income due to a taxable distribution.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                                                              27
                                                                               -

MainStay Tax Free Bond Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 1998, the Manager earned $2,904,883.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the

28
-

Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $5,062 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $350,238 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998, amounted to $412,281.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $12,997 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $75,715 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $3,720,568 which have been deferred for Federal income tax purposes, were available to the extent provided by the regulations to offset future realized gains through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $5,630,142 of capital loss carryforwards during the current fiscal year.

                                                                              29
                                                                               -

MainStay Tax Free Bond Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $552,161 and $578,910, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Period ended                        Year ended
                                                    December 31, 1998                   December 31, 1997
                                           ------------------------------------       ---------------------
                                           Class A       Class B       Class C*       Class A       Class B
                                           -------       -------       --------       -------       -------
Shares sold..............................    761          3,730           1             338          3,190
Shares issued in reinvestment of
  dividends..............................     59          1,312          --              51          1,499
                                            ----         ------          --            ----         ------
                                             820          5,042           1             389          4,689
Shares redeemed..........................   (346)        (7,135)         --            (787)        (7,807)
                                            ----         ------          --            ----         ------
Net increase (decrease)..................    474         (2,093)         --(a)         (398)        (3,118)
                                            ====         ======          ==            ====         ======

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

30
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                                                                              31
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

1 Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

2 An indirect wholly owned subsidiary of New York Life Insurance Company.

3 Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

32
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

4 "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

5 High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

6 As of 6/2/97, this Fund was closed to new investors.

                                                                              33
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

7 Although some of the instruments the Fund purchases are backed by the U.S.
  government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

8 A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

9 Some of the Fund's income may be subject to the Alternative Minimum Tax.
  Capital gains, if any, may also be taxed.

34
-

                             OFFICERS & TRUSTEES(*)

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel

  *As of December 31, 1998.
  [MAINSTAY.LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN14-02/99

  [RECYCLE.LOGO]

                                                     MAINSTAY TAX FREE BOND FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                               [BACKCOVER LOGO]

                                           Table of Contents

                                                              President's Letter                          2
                                                              MainStay Total Return Fund Highlights       3
                                                              $10,000 Invested in the MainStay Total
                                                              Return Fund versus S&P 500 and
                                                              Inflation--Class A, Class B, & Class C
                                                              Shares                                      4

                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Portfolio Composition                      10
                                                              Returns & Lipper Rankings                  14
                                                              Top 10 Equity Holdings                     15
                                                              Top 10 Bond Holdings                       15
                                                              10 Largest Purchases                       16
                                                              10 Largest Sales                           16
                                                              Portfolio of Investments                   17
                                                              Financial Statements                       23
                                                              Notes to Financial Statements              28
                                                              Report of Independent Accountants          35
                                                              The MainStay Funds                         36

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Total Return Fund Highlights

                               1998 MARKET RECAP
- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row in a growth-oriented environment marked by low inflation and declining interest rates.

- Difficulties in Asia, Russia, and Latin America caused a flight to quality in both the stock and bond markets, with investors seeking highly liquid securities and stocks of companies with steady earnings growth.

- Technology and pharmaceutical stocks generally showed strong performance, while cyclical, energy, and commodity-related stocks tended to underperform.

- Long-term Treasury securities showed strong performance throughout the year, while corporate bonds suffered from earnings disappointments and mortgage-backed securities faced prepayment risk through much of the year.

                                1998 FUND RECAP
- For the 12 months ended 12/31/98, the MainStay Total Return Fund returned 26.93% for Class A shares and 25.96% for Class B and Class C shares,* excluding all sales charges.

- The Fund benefited from careful stock selection among large-capitalization companies in technology, pharmaceuticals, and consumer staples and by reducing positions in problem sectors such as energy.

- The Fund benefited from a long to neutral duration throughout the year and from being overweighted in 30-year Treasuries when the yield curve flattened.

- The Fund alternated between an underweighted and overweighted position in mortgage-backed securities, which generally proved beneficial.

- All three share classes outperformed the average Lipper* balanced fund, which returned 13.48% for the year. This placed these share classes in the top 5% of their peers for the year.

-------
* See footnote and table on page 14 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

$10,000 Invested in the MainStay
Total Return Fund versus S&P 500
and Inflation

CLASS A SHARES SEC Returns: 1-year 19.95%, 5-year 15.06%, 10-year 14.33% [Class A Line Graph]

                                  [LINE GRAPH]

                                                   MAINSTAY TOTAL
                                                     RETURN FUND                   S&P 500*                    INFLATION
                                                     -----------                   --------                    ---------
12/88                                                   9,450                      10,000                       10,000
12/89                                                  10,867                      13,162                       10,464
12/90                                                  11,416                      12,754                       11,118
12/91                                                  15,622                      16,631                       11,449
12/92                                                  16,187                      17,897                       11,788
12/93                                                  17,887                      19,694                       12,111
12/94                                                  17,456                      19,954                       12,426
12/95                                                  22,459                      27,444                       12,749
12/96                                                  25,429                      33,740                       13,171
12/97                                                  30,067                      44,996                       13,395
12/98                                                  38,165                      57,855                       13,611

CLASS B & CLASS C SHARES
Class B Shares SEC Returns: 1-year 20.96%, 5-year 15.62%, 10-year 14.72% Class C Shares SEC Returns: 1-year 24.96%, 5-year 15.84%, 10-year 14.72%

                                  [LINE GRAPH]

                                               MAINSTAY TOTAL RETURN FUND           S&P 500*                   INFLATION+
                                               --------------------------           --------                   ----------
12/88                                                  10,000.00                    10,000.00                   10,000.00
12/89                                                  11,499.00                    13,162.00                   10,464.00
12/90                                                  12,081.00                    12,754.00                   11,118.00
12/91                                                  16,531.00                    16,631.00                   11,449.00
12/92                                                  17,130.00                    17,897.00                   11,788.00
12/93                                                  18,928.00                    19,694.00                   12,111.00
12/94                                                  18,472.00                    19,954.00                   12,426.00
12/95                                                  23,637.00                    27,444.00                   12,749.00
12/96                                                  26,647.00                    33,740.00                   13,171.00
12/97                                                  31,349.00                    44,996.00                   13,395.00
12/98                                                  39,486.00                    57,855.00                   13,611.00

-------
  Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Performance data for the two classes vary after this date based on differences in their load and expense structures. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(*) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20.00%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, investors sought refuge in stocks they felt were least likely to be affected by these difficulties. The market focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects, with particular attention to technology and pharmaceutical issues. Purely domestic issues did well, while oil and commodity-related stocks tended to show poor performance.

Declining interest rates improved earnings prospects for many companies in the latter half of the year, and calm inflation also helped strengthen the stock market's advance.

These same forces combined to make 1998 a year of extremes in the bond market. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in a decade and a half.

A federal budget surplus reduced Treasury issuance and tightened supply, while the flight to quality in the third quarter of 1998 dramatically increased demand for government bonds. With emerging market problems prompting the near collapse of one of the world's largest hedge funds, the rush to high-quality, highly liquid issues drove government bond prices higher and reduced yields on 30-year Treasury bonds to record lows. Corporate bonds suffered from earnings disappointments and weak demand as the stock market offered much higher return potential. Mortgage-backed securities showed mixed performance, with prepayments reducing returns in the first three quarters and stronger performance in the fourth quarter of 1998, as the Federal Reserve Board's moves to ease interest rates helped stabilize the bond markets. Asset-backed securities generally showed positive performance, particularly among highly rated, short-term issues, where the likelihood of prepayment was low.

HOW DID THE MAINSTAY TOTAL RETURN FUND PERFORM IN THIS MARKET ENVIRONMENT?

Quite well. The MainStay Total Return Fund returned 26.93% for Class A shares and 25.96% for Class B and Class C shares(+) for the year ended 12/31/98, excluding all sales charges. Class A, B, and C shares outperformed the average Lipper(++) balanced fund, which returned 13.48% for the year, with all share classes ranking in the top 5% of their Lipper peer group.

HOW DID THE FUND MANAGE TO DO SO WELL?

A number of factors contributed positively to the Fund's performance, but we believe the most important factor was sticking to our strict investment disciplines. In the stock portion of the Fund's portfolio, we seek companies with strong growth prospects, considering such factors such as steady growth in revenues, accelerating earnings, and increasing earnings-per-share. During the volatile market environment in 1998, we concentrated on large-capitalization issues, which were

VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

-------
* See footnote on page 4 for more information on the S&P 500.
( +) Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 to 8/31/98.
(++) See footnote and table on page 14 for more information on Lipper Inc.

SUPPLY AND DEMAND
--------------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

FLIGHT TO QUALITY
--------------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

Year end                                                                    Total Return %
 12/87                                                                            0.50
 12/88                                                                            7.65
 12/89                                                                           14.99
 12/90                                                                            5.06
 12/91                                                                           36.84
 12/92                                                                            3.62
 12/93                                                                           10.50
 12/94                                                                           -2.41
 12/95                                                                           28.66
 12/96                                                                           13.22
 12/97                                                                           18.24
 12/98                                                                           26.93

Returns reflect the historical performance of the Class B shares for periods 12/87 through 12/94.
See footnote * on page 14 for more information on performance.

CLASS B & CLASS C SHARES

Year end                                                                    Total Return %
 12/87                                                                            0.50
 12/88                                                                            7.65
 12/89                                                                           14.99
 12/90                                                                            5.06
 12/91                                                                           36.84
 12/92                                                                            3.62
 12/93                                                                           10.50
 12/94                                                                           -2.41
 12/95                                                                           27.96
 12/96                                                                           12.73
 12/97                                                                           17.65
 12/98                                                                           25.96

Class C share returns reflect the historical performance of the Class B shares for periods 12/87 through 8/98.
See footnote * on page 14 for more information on performance.

among the stocks investors favored when problems in foreign markets caused a flight to quality in both the stock and bond markets. We also reduced the Fund s positions in sectors we felt were weak, such as oil and energy. By concentrating on winners and largely avoiding losers, the Fund had an excellent year.

In the bond portion of the Fund s portfolio, the Fund benefited from a long to neutral duration strategy throughout the year, from being overweighted in 30-year Treasuries as yield spreads tightened, and from being underweighted in mortgage-backed securities when we believed the prepayment risk was high.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

                         [PIE CHART]

All Other                           47.10%
U.S. Government & Federal Agencies   20.1%
Retail                              12.70%
Financial Services                   7.30%
Drugs                                7.20%
Software                             5.60%

Actual percentages will vary over time.

WHICH SECTORS CONTRIBUTED MOST STRONGLY TO THE FUND'S STOCK PERFORMANCE?
We don't select sectors. Instead, we choose stocks for the Fund based on their individual merits after extensive quantitative analysis and fundamental research. As a result of the Fund's selection process, however, we found a number of technology stocks that we believed had strong growth potential and they contributed to the Fund's significant outperformance. The Fund was overweighted in technology stocks through all four quarters of 1998.

Pharmaceutical stocks also had an excellent year, and the Fund had a number of holdings that did well. New drug introductions, direct-to-consumer advertising, and a long pipeline of FDA-approved drugs awaiting release helped advance the sector as a whole.

Consumer staples as a group showed relatively weak performance in 1998, but our stock selection process positioned the Fund in relatively defensive, purely domestic companies, such as supermarkets, which performed well at a time when the market seemed to prefer stable growth and relatively predictable earnings. As a group, supermarkets are benefiting from consolidation, which is helping improve margins and profits.

CAN YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT DID WELL?

Certainly. Lucent Technologies was the Fund's best-performing stock in 1998 and also its largest equity holding. The company has done exceedingly well, with the value of the Fund's position more than tripling during the year. Cisco Systems is another technology stock that showed outstanding performance, with an increase of 149%(sec.) in 1998.

In January, we purchased EMC Corp., a leader in corporate data storage systems, hardware, and software. We believed the company had excellent potential, based on increasing dominance in its market sector and rapidly accelerating earnings. The Fund's position almost doubled in value during the year.

HEDGE FUND
--------------------
A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high-risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

EARNINGS-PER-SHARE
--------------------
The portion of a company's profit allocated to each share of outstanding common stock.

-------
(sec.) Returns reflect performance for the one-year period ended 12/31/98.

DURATION
--------------------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD SPREAD
--------------------
The difference in yield between securities in different market sectors, such as government and mortgage- backed securities--or between different securities in a single sector, such as 2-year and 30-year Treasuries.

Compuware Corp. is a computer software company that was also among the Fund's best-performing stocks, and it more than doubled in value during the year.

DID ALL OF THE FUND'S TECHNOLOGY STOCKS DO THAT WELL?

No. Computer Associates showed
relatively poor performance when the company's management team lowered its earnings estimates and announced that it might have difficulty closing large contracts. The stock was among the worst-performing issues in the Fund's investment portfolio in 1998 returning 25%.

WHAT ABOUT PHARMACEUTICAL STOCKS?

Given the positive fundamentals in the pharmaceutical industry and the high unit volume growth that these companies can generate in a low inflationary environment, pharmaceuticals recorded strong gains in 1998. Although we increased the Fund's position in Pfizer, our timing could have been better. In the first half of the year, many investors were selling the stock to take profits after the successful release of Viagra. Since the Fund seeks long-term capital appreciation, however, we looked at the company's fundamentals and continued to hold the stock in the Fund's portfolio, which had a modestly positive impact for the year. During the year, we also increased the Fund's position in Merck, a major drug company profiting from successful products such as Pepcid, Propecia, and many others. The stock contributed positively to performance.

Other positive performers among drug stocks included Eli Lilly, a stock the Fund has held for some time, and Schering-Plough Corp. Schering-Plough's Claritin product for allergy sufferers helped sales, earnings, and stock performance.

DID THE FUND REMAIN OVERWEIGHTED IN FINANCIAL STOCKS IN 1998?

No, over the course of the year, we decreased the Fund's weighting in financial stocks for a number of reasons. First, we believed that growth was slowing in the financial sector. Second, the huge mergers in the financial industry produced companies that were more difficult to analyze and evaluate.

The NationsBank merger with BankAmerica is a good example. The combination added to the company's financial risk because BankAmerica was invested in the D. E. Shaw hedge fund when the market had just suffered a major setback from a debacle at Long-Term Capital. Since the stock no longer fit the Fund's growth criteria and risk profile, we cut back on the Fund's position, which had a slightly negative impact. Although our decision to sell helped reduce portfolio risk, the stock's subsequent performance suggested that the Fund would have been rewarded for a more patient outlook.

Travelers and Citicorp joined to form CitiGroup during the year, which reduced our confidence in the company, as management faced a substantial reorganization in an uncertain financial environment. As a result, we cut back on our holdings in the summer, which was not the best time to sell, so the transaction had a negative impact on performance.

We also sold our holdings in MGIC Investment Corp., a mortgage lender that saw decelerating growth and declining sales as interest rates dropped in the second half of the year. The decision was positive for the Fund, and allowed the Fund to invest in more profitable securities. Washington Mutual was another stock we sold to reduce the Fund's financial holdings. The stock had appreciated significantly over the last few years, and we decided to take profits for the Fund over its original cost when the company's earnings growth rate slowed. Unfortunately, the stock had declined from the beginning of the year, so the impact for 1998 was slightly negative. At year end, the Fund was weighted close to the market in the financial sector.

WHAT WERE SOME OF THE MAJOR EQUITY PURCHASES THE FUND MADE DURING THE YEAR?

In addition to those already mentioned, the Fund established a position in Fred Meyer, Inc., a large supermarket chain. We liked the company's fundamentals and believed it might benefit from consolidation in the supermarket industry, which happened when the company announced that it would be acquired by Kroger, another of the Fund's investments. By the end of the year, Fred Meyer stock had increased by about 50% from the Fund's purchase price.

In the first quarter, the Fund purchased Colgate-Palmolive. The company has shown stable growth and had successfully launched Total toothpaste. Despite the company's international exposure, we believed it could handle any difficulties the market might generate. For the year, the stock was up 28%, which was in line with the S&P 500 Index.

As new money came into the Fund over the course of the year, we used much of it to add to the Fund's most successful positions, including Lucent Technologies, Cisco Systems, EMC Corp., and others. So our buying strategy paralleled our investment strategy of sticking with the winners in the Fund's investment portfolio.

WERE ALL OF THE FUND'S STOCK PURCHASES EQUALLY SUCCESSFUL?

No. We purchased HBO & Company, a leading provider of health care software systems, during the second quarter of 1998. The company looked attractive given its size, market share, and growth rate. But shortly after we purchased the stock, the company announced an acquisition that the market didn't like. Next, they decided to merge with McKessen, a leading drug distributor. But miscommunication about the merger caused the stock to substantially underperform the market. Although the investment provided a positive return, it was substantially lower than other holdings, and on a relative basis, had negative impact on performance.

YOU MENTIONED SOME FINANCIAL STOCK SALES. WHAT OTHER STOCKS DID THE FUND SELL DURING 1998?

Perhaps the Fund's most significant stock sales were in the energy sector. With declining oil prices and weakening prospects for exploration, drilling, and oil services, we sold the Fund's positions in Diamond Offshore, Halliburton, and ENSCO. Since the impact of energy service stocks was almost uniformly negative in 1998, we viewed the sales as positive for the portfolio, even though the Fund lost money on each of these transactions. The wisdom of reallocating the assets was further underscored as oil prices continued to decline.

                                                                               9
MERGERS AND ACQUISITIONS
--------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

PORTFOLIO COMPOSITION AS OF 12/31/98
[PIE CHART]

                                                                              Common Stocks         Bonds & Notes
                                                                                       64.3%                 34.5%


Actual percentages will vary over time.                                       Cash, Equivalents & Other Assets, Less Liabilities
                                                                                                   1.2%

We also sold toy maker Mattel during the first half of the year as fundamentals deteriorated and Barbie sales declined. We were pleased to get out at a gain over the Fund's original purchase price, although the Fund had a slightly negative return on the stock in 1998. Later developments at the company confirmed the wisdom of this sale.

DID THE FUND MAKE OTHER SIGNIFICANT STOCK SALES?

Yes. The Fund sold Tenet Healthcare and United Healthcare, both of which saw decelerating earnings growth rates. Tenent is a large hospital chain that missed its earnings projections. United Healthcare suffered from rising medical costs and an inability to smoothly integrate recent acquisitions. Although both companies declined after we sold the Fund's holdings, United Healthcare has since recovered a bit. Nevertheless, we believe the sales were positive for the Fund because they allowed us to put the assets to better use elsewhere.

Adaptec is a technology company we sold at a loss after the Asian crisis slowed earnings growth. We sold the stock in the low twenties, and the stock continued to decline even further throughout most of the year. So again, we consider the decision a positive one for the Fund's shareholders.

Hewlett-Packard was a long-standing position in the Fund that simply failed to live up to earnings expectations. We sold the stock at a huge gain over its original cost, but at a slight loss for the year.

WHICH STOCKS WERE THE FUND'S WORST PERFORMERS IN 1998?

By far the worst stock was Cendant, which was plagued by news of accounting irregularities at CUC International prior to CUC's merger with HFS in late 1997. The stock, which was a major holding, was down nearly 44% for the year. The Fund continues to own Cendant stock because we believe the market has overpenalized the company, which is generating $1.5 billion of free cash flow.

Other poor performers included HEALTHSOUTH, a nationwide rehabilitation and outpatient surgical provider, which surprised the market by missing third quarter earnings projections and pre- announcing that problems would persist until 1999. Conseco is an insurance company that acquired Green Tree Financial and suffered from negative perceptions of its top management. Despite these and other negative performers, the stock portion of the Fund's portfolio was still able to outperform the market by a substantial margin.

WHAT FACTORS CONTRIBUTED SIGNIFICANTLY TO BOND PERFORMANCE IN THE FUND'S PORTFOLIO?

We believe that duration is among the most important factors determining bond fund performance and our strategy throughout the year was to remain long to neutral. In the first half of the year, the Fund remained neutral as rates headed higher and extended duration as rates rallied, which had a positive impact on performance. In the second half, we shifted the Fund's duration with the ebb and flow of the market, but shortened in the fourth quarter, which had a negative impact on performance. Overall, however, our duration strategy was positive for the portfolio.

Our yield-curve strategy was also a positive contributor to performance. We remained overweighted in 30-year Treasuries, which helped the portfolio throughout the year, but particularly in the second and fourth quarters, when yield spreads narrowed, flattening the yield curve.

WERE THERE OTHER STRATEGIES THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?

In the first half of the year, interest rates remained in a relatively narrow range, so we used a variety of technical indicators to guide the Fund between newer and older issues, which provided slight incremental gains.

Finding few opportunities elsewhere, the Fund was heavily weighted in Treasury securities, which had a positive impact on performance throughout the year, but particularly in the second half of 1998, when a drop in the stock market, concerns over Asia, Russia, and Brazil, and problems with major hedge funds caused investors to seek a "safe haven" in Treasury securities. The gains during this period were exaggerated by the budget surplus, which decreased Treasury issuance and limited supply at a time when demand for highly liquid, high-quality securities was extremely high.

DOES THE FUND CONCENTRATE ON HIGH-QUALITY DEBT SECURITIES?

Yes it does. The Fund's income portfolio emphasized U.S. government bonds, high-quality mortgage-backed and asset-backed securities, and high-grade corporate issues. Overall, the bonds in the income portion of the Fund's portfolio were high quality. In a period when investors were willing to pay a premium for higher-quality bonds, our strategy contributed positively to performance.

HOW DID THE FUND'S MORTGAGE-BACKED SECURITIES PERFORM?

Anticipating prepayments, the Fund entered the year underweighted in high-coupon mortgage-backed securities, which was positive for performance. In the second quarter, we added bonds we believed would not be interest-rate sensitive and managed to take some profits for the Fund as the market rallied. Unfortunately, a second wave of prepayments hurt the Fund's holdings and an

                                                                              11
YIELD CURVE
--------------------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

overweighted position detracted from performance in the second quarter.

In the third quarter, we reduced the Fund to an underweighted position in mortgage-related bonds, which proved beneficial as interest rates fell and prepayments continued. During the fourth quarter, the Fund had an opportunity to purchase mortgage-backed bonds at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve moved to lower interest rates, which helped restore investor confidence, bring order to the markets, and increase demand for mortgage-backed securities.

WHAT OTHER INCOME INVESTMENTS DID THE FUND HAVE?

The Fund's corporate bonds had suffered a severe setback in the fourth quarter of 1997, and given the impact of the Asian crisis, corporate spreads widened substantially in the first quarter of 1998. We increased the Fund's corporate exposure in the second quarter, seeking high-quality domestic issues with minimal Asian exposure. With low volatility and the calm before the storm, the contribution to performance was minimal for the second quarter.

In the second half of 1998, the Fund focused primarily on what we believed to be capable media companies, utilities, retailers, and regional banks. But with the financial problems in Russia and Brazil and difficulties at major hedge funds, the corporate bond market as a whole faced a substantial setback. New issuance all but stopped in the third quarter, and despite strong growth in America's gross domestic product, corporate bonds provided their worst performance in a decade. Although the Fund was positioned in high-quality, highly liquid issues and in some of the top-performing sectors, the overall movement of the corporate market had a negative impact on performance.

The Fund also had relatively small allocations in agency securities, asset-backed securities, CMOs, and variable floating-rate notes. All of these securities contributed positively to performance over the course of the year, but there were few if any remarkable events in any of these markets. Among asset-backed securities, the Fund's concentration on high-quality, shorter-term issues provided a measure of prepayment protection, which was a positive factor. The Fund's asset-backed securities increased the portfolio's yield and added value during the flight to quality.

DID THE FUND MAKE ANY DRAMATIC SHIFTS IN ITS BOND SECTOR ALLOCATIONS DURING THE YEAR?

As we noted, adding corporate bonds in the second quarter did not work in the Fund's favor. Over the course of the year, perhaps the largest shift was a decrease in Treasury holdings and an increase in mortgage-backed securities. That change accelerated in the fourth quarter, when hedge-fund liquidations made it possible to purchase mortgage-backed securities at what we believed to be very attractive prices. The Fund took profits in Treasuries to purchase these securities, and both the purchases and sales had a positive impact on performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to view the markets as highly volatile and generally unpredictable. So instead of trying to time our investments or dodge and weave with the market, we will continue to select stocks we believe have strong growth characteristics, solid performance records, and reasons to perform well in the future. In the bond markets, we believe that unless a major market shift occurs, the Federal Reserve is likely to remain on hold for a while, though it may move to ease interest rates further as the new year unfolds.

We continue to believe that diversification will be important for investors and view the mix of stocks and bonds in the MainStay Total Return Fund as an excellent way to spread risk while seeking high total-return potential. As long as volatility continues, we believe investors will seek stocks with a history of steady growth, and we have positioned the Fund's stock investments accordingly. At year end, we anticipated reduced supply and higher demand for mortgage-backed securities and had overweighted these bonds in the income portion of the Fund. Whatever happens, we will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  26.93%   16.37%     14.98%         14.33%
    Class B  25.96%   15.84%     14.72%         14.09%
    Class C  25.96%   15.84%     14.72%         14.09%

   FUND SEC RETURNS*

                                             LIFE OF FUND
             1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  19.95%   15.06%     14.33%         13.74%
    Class B  20.96%   15.62%     14.72%         14.09%
    Class C  24.96%   15.84%     14.72%         14.09%

   FUND LIPPER(+) RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                     LIFE OF FUND
                            1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/98
    Class A              17 out of         n/a           n/a      29 out of
                         409 funds                                230 funds
    Class B              19 out of     24 out of     5 out of     9 out of
                         409 funds     162 funds     56 funds     47 funds
    Class C                  n/a           n/a           n/a             n/a
    Average Lipper
    balanced fund           13.48%        13.84%       12.97%           12.95%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $24.96      $0.3872      $1.7725
    Class B     $24.96      $0.2125      $1.7725
    Class C     $24.96      $0.1054      $1.7725

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 12/29/87; Class C shares on 9/1/98.

    Top 10 Equity Holdings as of 12/31/98

   HOLDING                                                          AMOUNT
   Lucent Technologies Inc.                                       $37,961,000
   Cisco Systems, Inc.                                             37,238,695
   Tyco International Ltd.                                         37,075,611
   Sun Microsystems, Inc.                                          35,962,500
   EMC Corp.                                                       34,331,500
   Safeway, Inc.                                                   33,515,625
   Lilly (Eli) & Co.                                               32,883,750
   MCI WorldCom, Inc.                                              31,909,234
   Microsoft Corp.                                                 31,204,688
   Schering-Plough Corp.                                           31,194,150

Top 10 Bond Holdings as of 12/31/98

   HOLDING                                                          AMOUNT
   United States Treasury Note 5.625%, due 11/30/00               $34,951,595
   Federal National Mortgage Association (Mortgage Pass-Through
     Security) 6.50%, due 10/1/28                                  29,007,856
   Federal National Mortgage Association (Mortgage Pass-Through
     Security) 6.50%, due 9/1/28                                   25,813,362
   United States Treasury Bond 6.375%, due 8/15/27                 25,567,736
   Government National Mortgage Association I (Mortgage
     Pass-Through Security) 7.00%, due 9/15/28                     24,726,382
   United States Treasury Note 5.375%, due 6/30/03                 17,154,430
   Federal National Mortgage Association (Mortgage Pass-Through
     Security) 6.50%, due 2/11/29 TBA                              15,461,561
   Federal National Mortgage Association (Mortgage Pass-Through
     Security) 7.00%, due 12/1/12                                  14,464,699
   Government National Mortgage Association II (Mortgage
     Pass-Through Security) 7.50%, due 1/21/29 TBA                 14,212,388
   United States Treasury Bond 5.375%, due 11/15/27                12,721,640

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the year ended 12/31/98

   SECURITY                                                AMOUNT OF PURCHASE
   United States Treasury Notes, due 11/15/98 - 5/15/07          $634,973,050
   Federal National Mortgage Association (Mortgage
     Pass-Through Securities), due 1/15/03 - 10/1/28              482,210,207
   United States Treasury Bonds, due 8/15/13 - 11/15/27           330,990,385
   Government National Mortgage Association I and II
     (Mortgage Pass-Through Securities), due
     7/21/25 - 1/21/29                                            306,914,224
   Merrill Lynch Premier Institutional Fund                        43,377,381
   Citigroup Inc. due 1/5/10 - 1/15/28                             21,513,494
   Colgate-Palmolive Co.                                           17,376,009
   HBO & Co.                                                       15,318,243
   Disney (Walt) Co. (The), due 12/1/08 and Common Stock           14,271,465
   Pfizer, Inc.                                                    12,978,087

10 Largest Sales for the year ended 12/31/98

   SECURITY                                                      AMOUNT OF SALE
   United States Treasury Notes, due 11/15/98 - 05/15/07           $625,039,059
   Federal National Mortgage Association (Mortgage
     Pass-Through Securities), due 7/23/99 - 8/13/28                475,175,624
   United States Treasury Bonds, due 8/15/13 - 11/15/27             345,574,606
   Government National Mortgage Association I and II
     (Mortgage Pass-Through Securities), due
     12/15/17 - 11/18/28                                            259,708,616
   Merrill Lynch Premier Institutional Fund                          43,377,381
   Citigroup Inc., due 11/15/08 - 1/15/28 and Common
     Stock                                                           25,220,438
   California Infrastructure & Economic Development
     Bank, due 6/25/02 - 9/25/08                                     18,440,207
   MGIC Investment Corp.                                             16,471,775
   Household International, Inc.                                     14,970,084
   Computer Associates International, Inc., due 4/15/05
     and Common Stock                                                14,844,416

16

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer.
A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments December 31, 1998

                                Principal
                                 Amount             Value
--------------------------------------------------------------
LONG-TERM BONDS (34.5%)+
ASSET-BACKED SECURITIES (4.2%)

AIRPLANE LEASES (1.3%)
AerCo Ltd.
 Series 1A Class A1
 5.7255, 7/15/23 (c)(f)......  $ 3,520,000      $    3,495,114
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.9125%, due 6/15/06
 (e)(f)......................    4,085,735           4,081,894
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (e)......    7,458,561           7,876,240
Morgan Stanley Aircraft
 Finance
 Series 1A Class A1
 5.7455%, due 3/15/23
 (c)(f)......................    5,190,000           5,160,936
                                                --------------
                                                    20,614,184
                                                --------------

AUTO LEASES (0.8%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02 (e).......    6,190,000           6,222,931
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02 (e)......    6,005,000           6,001,337
                                                --------------
                                                    12,224,268
                                                --------------

CONSUMER LOANS (0.5%)
Green Tree Recreational
 Equipment & Consumer Trust
 Series 1997-C Class A1
 6.49%, due 2/15/18 (e)......    8,773,356           8,858,457
                                                --------------

CREDIT CARD RECEIVABLES (0.3%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03 (e)......    4,850,000           4,925,709
                                                --------------

ELECTRIC UTILITIES (0.1%)
CMS Energy Corp.
 Pass-Through Trust I
 7.00%, due 1/15/05..........      880,000             858,000
                                                --------------
EQUIPMENT LOANS (0.1%)
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (e).....    1,840,000           1,827,396
                                                --------------

--------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

                               Principal
                                Amount             Value
--------------------------------------------------------------

STUDENT LOANS (0.3%)
Brazos Student Loan
 Finance Corp.
 Series 1997-A Class A1
 5.75%, due 12/1/04 (e)(f)...  $ 2,851,500      $    2,842,090
PNC Student Loan Trust I
 Series 1997-2 Class A8
 5.3294%, due 1/25/08
 (e)(f)......................    2,808,791           2,802,612
                                                --------------
                                                     5,644,702
                                                --------------

TRANSPORTATION (0.3%)
Federal Express Corp.
 Pass-Through Certificates
 Series 98-1A Class A
 6.72%, due 1/15/22..........    5,205,000           5,382,751
                                                --------------

UTILITY LOANS (0.5%)
Comed Transitional Funding
 Trust
 Series 1998-1 Class A7
 5.74%, due 12/25/10 (e).....    8,870,000           8,867,250
                                                --------------
Total Asset-Backed Securities
 (Cost $68,982,893)..........                       69,202,717
                                                --------------

CORPORATE BONDS (6.4%)

AEROSPACE (0.1%)
Newport News Shipbuilding Inc.
 8.625%, due 12/1/06.........      755,000             797,469
Wyman-Gordon Co.
 8.00%, 12/15/07.............      775,000             769,188
                                                --------------
                                                     1,566,657
                                                --------------

BANKS (0.4%)
Banc One Corp.
 7.60%, due 5/1/07...........    2,260,000           2,536,308
Capital One Bank
 Series BKNT
 6.375%, due 2/15/03.........    4,310,000           4,255,478
Tokai Preferred Capital Co.
 L.L.C
 Series A
 9.98%, due 12/29/49
 11.0914%, beginning
 6/30/08 (c).................      515,000             442,900
                                                --------------
                                                     7,234,686
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                Principal
                                 Amount             Value
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

CASINOS (0.1%)
Harrahs Operating Co. Inc.
 7.875%, due 12/15/05........  $   400,000      $      404,432
Players International Inc.
 10.875%, due 4/15/05........      705,000             756,112
                                                --------------
                                                     1,160,544
                                                --------------

CHEMICALS (0.1%)
Agriculture Minerals &
 Chemicals
 10.75%, due 9/30/03.........      260,000             263,900
ISP Holdings, Inc.
 Series B
 9.00%, due 10/15/03.........      500,000             526,250
Terra Industries Inc.
 Series B
 10.50%, due 6/15/05.........      470,000             484,100
                                                --------------
                                                     1,274,250
                                                --------------

CONSUMER SERVICES (0.3%)
Cendant Corp.
 7.75%, due 12/1/03..........    4,835,000           4,918,839
                                                --------------
DRUGS (0.0%)(B)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c).....      800,000             808,000
                                                --------------

ELECTRIC UTILITIES (0.7%)
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11.........      800,000             796,000
Niagara Mohawk Power Corp.
 Series B
 7.00%, due 10/1/00..........    7,535,000           7,610,802
Public Service Electric & Gas
 Co.
 Series UU
 6.75%, due 3/1/06...........    2,835,000           3,041,955
                                                --------------
                                                    11,448,757
                                                --------------

FINANCE (0.1%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06..........      950,000             931,000
                                                --------------

FINANCIAL SERVICES (0.6%)
Equitable Cos. Inc. (The)
 7.00%, due 4/1/28...........    2,495,000           2,609,870
Household Finance Corp.
 6.50%, due 11/15/08.........    2,725,000           2,834,000

                                Principal
                                 Amount             Value
--------------------------------------------------------------
FINANCIAL SERVICES
 (CONTINUED)
Sears Roebuck Acceptance Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01..........  $ 3,500,000      $    3,573,150
                                                --------------
                                                     9,017,020
                                                --------------

FOOD, BEVERAGE &
TOBACCO (0.6%)
Coca-Cola Enterprises Inc.
 6.95%, due 11/15/26.........    1,910,000           2,048,150
Philip Morris Cos., Inc.
 6.15%, due 3/15/00 (h)......    6,445,000           6,495,013
Standard Commercial Corp.
 8.875%, due 8/1/05..........      525,000             504,000
                                                --------------
                                                     9,047,163
                                                --------------

HEALTHCARE (0.1%)
Columbia/HCA Healthcare
 7.50%, due 11/15/2095.......      935,000             813,872
Health Care Properties
 Investors Inc.
 6.875%, due 6/8/05 (i)......      420,000             395,587
Quorum Health Group, Inc.
 8.75%, due 11/1/05..........      330,000             315,150
                                                --------------
                                                     1,524,609
                                                --------------

HOSPITAL MANAGEMENT &
SERVICES (0.1%)
Tenet HealthCare Corp.
 8.125%, due 12/1/08.........    1,000,000           1,025,000
                                                --------------

HOUSING (0.1%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..........      980,000           1,033,900
                                                --------------

INDUSTRIAL (0.0%)(b)
Price Communications Wire
 Inc.
 9.125%, due 12/15/06 (c)....      740,000             747,400
                                                --------------

INSURANCE (0.4%)
Conseco, Inc.
 6.40%, due 6/15/01 (i)......    6,100,000           5,893,454
                                                --------------

MEDIA & ENTERTAINMENT (0.5%)
CSC Holdings, Inc.
 7.625%, due 7/15/18.........      530,000             519,718
Disney (Walt) Co. (The)
 Medium-Term Note
 5.62%, due 12/1/08..........    3,555,000           3,546,788
Time Warner, Inc.
 8.375%, due 7/1/13..........    3,934,000           4,723,042
                                                --------------
                                                     8,789,548
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount             Value
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

MINING (0.0%)(b)
Great Central Mines, Ltd.
 8.875%, due 4/1/08 (l)......  $   200,000      $      200,000
                                                --------------

OIL SERVICES (0.0%)(b)
R & B Falcon Corp
 9.50%, due 12/15/08 (c).....      675,000             675,000
                                                --------------
PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........    2,255,000           2,285,104
Pope & Talbot Inc.
 8.375%, due 6/1/13..........    1,300,000           1,235,000
                                                --------------
                                                     3,520,104
                                                --------------
PUBLISHING (0.0%)(b)
World Color Press Inc.
 8.375%, due 11/15/08 (c)....      695,000             695,000
                                                --------------

REAL ESTATE (0.5%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07..........      850,000             790,500
EOP Operating LP
 6.50%, due 6/15/04..........    6,300,000           6,183,909
 6.763%, due 6/15/07.........      400,000             394,252
Highwoods Realty LP
 8.00%, due 12/1/03..........      400,000             403,000
                                                --------------
                                                     7,771,661
                                                --------------

RETAIL (0.7%)
Albertson's, Inc.
 Medium-Term Note
 Series C
 6.625%, due 6/1/28..........    4,460,000           4,585,817
Dayton Hudson Corp.
 5.875%, due 11/1/08.........    1,840,000           1,867,931
K Mart Corp.
 8.25%, due 1/1/22...........      460,000             473,470
 8.375%, due 7/1/22..........      500,000             514,334
Wal-Mart Stores, Inc.
 5.65%, due 2/1/00 (h).......    3,885,000           3,902,405
                                                --------------
                                                    11,343,957
                                                --------------
SPECIALIZED SERVICES (0.2%)
WPP Finance (USA) Corp.
 6.625%, due 7/15/05.........    2,690,000           2,676,604
                                                --------------

                                Principal
                                 Amount             Value
--------------------------------------------------------------

STEEL, ALUMINUM & OTHER
METALS (0.1%)
Carpenter Technology Corp.
 Medium-Term Note
 Series B
 6.275%, due 4/7/03..........  $ 1,890,000      $    1,899,204
                                                --------------

TELECOMMUNICATION
SERVICES (0.3%)
MCI WorldCom Inc.
 6.125%, due 8/15/01.........    1,885,000           1,916,329
Sprint Capital Corp.
 6.125%, due 11/15/08........    3,590,000           3,668,262
                                                --------------
                                                     5,584,591
                                                --------------

TEXTILE & APPAREL (0.2%)
Tommy Hilfiger USA, Inc.
 6.50%, due 6/1/03...........    3,995,000           3,942,186
                                                --------------
Total Corporate Bonds
 (Cost $103,853,249).........                      104,729,134
                                                --------------

MORTGAGE-BACKED SECURITIES (1.9%)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE
  OBLIGATIONS) (1.8%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31 (e).....    3,285,000           3,348,663
LB Commercial Conduit
 Mortgage Trust
 Series 1998-C4 Class A1B
 6.21%, due 10/15/08 (e).....    4,995,000           5,077,717
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 7.2778%, due 6/15/21
 (e)(f)......................    4,541,276           4,622,928
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30 (e).....    2,386,489           2,409,233
Mortgage Capital Funding,
 Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31 (e)....    3,840,000           3,912,615
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 11/20/07 (e)....    1,800,552           1,814,056
SASCO Floating Rate
 Commercial Mortgage Trust
 Series 1998-C3A Class A1A
 6.1744%, due 6/25/15
 (c)(f)......................    7,881,277           7,881,277
                                                --------------
                                                    29,066,489
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                Principal
                                 Amount             Value
--------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
(CONTINUED)
RESIDENTIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE
OBLIGATION) (0.1%)
Structured Asset Securities
 Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (e)......  $ 1,656,715      $    1,658,968
                                                --------------
Total Mortgage-Backed
 Securities (Cost
 $30,602,687)................                       30,725,457
                                                --------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (20.1%)

FEDERAL AGENCY
(COLLATERALIZED MORTGAGE
OBLIGATION) (0.2%)
FANNIE MAE-ACES
 Series 1998-M1 Class A1
   5.96%, due 5/25/07........    2,774,918           2,798,338
                                                --------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (0.7%)
 5.75%, due 4/15/03 (g)......   10,970,000          11,261,034
                                                --------------

FEDERAL NATIONAL MORTGAGE
ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.1%)
 6.50%, due 5/1/03-10/1/28...   68,883,438          69,423,183
 6.50%, due 2/11/29 TBA
   (d).......................   15,375,000          15,461,561
 7.00%, due 12/1/12..........   14,159,422          14,464,699
                                                --------------
                                                    99,349,443
                                                --------------

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITIES) (4.4%)
 7.00%, due 7/15/25-9/15/28..   44,598,401          45,629,961
 7.50%, due 12/15/23-11/15/28   16,299,596          16,801,263
 8.00%, due 11/15/28.........    9,661,318          10,032,700
                                                --------------
                                                    72,463,924
                                                --------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION II
 (MORTGAGE PASS-THROUGH SECURITY) (0.9%)
 7.50%, due 1/21/29 TBA
   (d).......................   13,790,000          14,212,388
                                                --------------
UNITED STATES TREASURY
BONDS (3.0%)
 6.125%, due 11/15/27 (g)....   11,365,000          12,721,640
 6.375%, due 8/15/27 (g).....   22,245,000          25,567,736
 7.625%, due 2/15/25.........    4,610,000           6,060,721
 8.875%, due 8/15/17.........    3,605,000           5,077,967
                                                --------------
                                                    49,428,064
                                                --------------

UNITED STATES TREASURY
NOTES (4.8%)
 5.25%, due 8/15/03..........    2,415,000           2,476,510
 5.375%, due 6/30/03 (g).....   16,670,000          17,154,430

                               Principal
                                Amount             Value
--------------------------------------------------------------
UNITED STATES TREASURY NOTES
 (CONTINUED)
 5.625%, due 11/30/00 (g)....  $34,340,000      $   34,951,595
 6.25%, due 2/28/02 (g)......   10,350,000          10,817,406
 6.375%, due 3/31/01 (g).....    4,350,000           4,509,036
 7.75%, due 11/30/99 (g).....    4,450,000           4,570,996
 7.875%, due 11/15/99........    4,560,000           4,682,527
                                                --------------
                                                    79,162,500
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $328,619,810).........                      328,675,691
                                                --------------

YANKEE BONDS (1.9%)
CABLE (0.1%)
Le Groupe Videotron Ltee
 10.625%, due 2/15/05........      475,000             513,594
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.........      240,000             264,000
                                                --------------
                                                       777,594
                                                --------------

CONSUMER FINANCIAL
SERVICES (0.4%)
Ford Capital Co. B.V.
 9.50%, due 6/1/10...........    5,615,000           7,220,609
                                                --------------

ELECTRIC UTILITIES (0.3%)
United Utilities, PLC
 6.45%, due 4/1/08...........    4,295,000           4,420,801
                                                --------------

FINANCE (0.2%)
Fairfax Financial Holdings
 Ltd.
 6.875%, due 4/15/08.........    3,970,000           3,920,057
                                                --------------

INDUSTRIAL (0.0%)(B)
Stena Line AB
 10.50%, due 12/15/05........      700,000             722,750
                                                --------------

MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.........    1,060,000           1,091,800
                                                --------------

MINING (0.0%)(B)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14..........      500,000             405,000
                                                --------------

MULTI-INDUSTRIAL (0.3%)
Tyco International Group S.A.
 7.00%, due 6/15/28..........    5,295,000           5,476,830
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Principal
                                 Amount             Value
--------------------------------------------------------------
YANKEE BONDS (CONTINUED)

OIL SERVICES (0.4%)
Petroleum Geo-Services ASA
 7.125%, due 3/30/28.........  $ 6,635,000      $    6,266,094
                                                --------------
TRANSPORTATION (0.1%)
Cenargo International PLC
 9.75%, due 6/15/08 (c)......      860,000             826,675
                                                --------------
Total Yankee Bonds
 (Cost $31,164,452)..........                       31,128,210
                                                --------------
Total Long-Term Bonds
 (Cost $563,223,091).........                      564,461,209
                                                --------------
                                 Shares
                               -----------
COMMON STOCKS (64.3%)
BANKS (1.1%)
SouthTrust Corp. ............      127,000           4,691,063
Wells Fargo & Co. ...........      347,400          13,874,287
                                                --------------
                                                    18,565,350
                                                --------------

CABLE TELEVISION (0.2%)
Univision Communications Inc.
 Class A (a).................      100,000           3,618,750
                                                --------------

COMPUTERS & OFFICE EQUIPMENT
(5.2%)
EMC Corp. (a)(g).............      403,900          34,331,500
HBO & Co. ...................      490,300          14,065,481
Sun Microsystems, Inc. (a)...      420,000          35,962,500
                                                --------------
                                                    84,359,481
                                                --------------

CONSUMER DURABLES (1.3%)
Harley-Davidson, Inc. (g)....      455,600          21,584,050
                                                --------------
CONSUMER SERVICES (1.6%)
Cendant Corp. (a)(g).........      794,786          15,150,608
Service Corp. International
 (g).........................      287,000          10,923,937
                                                --------------
                                                    26,074,545
                                                --------------
COSMETICS (1.1%)
Colgate-Palmolive Co. (g)....      193,700          17,989,888
                                                --------------


                                 Shares             Value
--------------------------------------------------------------
DRUGS (7.2%)
Elan Corp. PLC ADR
 (a)(g)(j)...................      213,000        $ 14,816,813
Lilly (Eli) & Co. ...........      370,000          32,883,750
Merck & Co., Inc. ...........       98,300          14,517,681
Monsanto Co. ................      201,700           9,580,750
Pfizer, Inc. ................      114,600          14,375,137
Schering-Plough Corp. .......      564,600          31,194,150
                                                --------------
                                                   117,368,281
                                                --------------

FINANCIAL SERVICES (6.7%)
Associates First Capital
 Corp.
 Class A.....................      512,000          21,696,000
Citigroup Inc. ..............      283,797          14,047,951
Equifax Inc. (g).............      273,000           9,333,187
Fannie Mae...................      167,900          12,424,600
Freddie Mac..................      136,100           8,769,944
Providian Financial Corp. ...      198,750          14,906,250
SunAmerica Inc. .............      350,300          28,418,087
                                                --------------
                                                   109,596,019
                                                --------------

HEALTH CARE (2.4%)
Cardinal Health, Inc.
 (a)(g)......................      253,200          19,211,550
HEALTHSOUTH Corp. (a)........      560,400           8,651,175
IMS Health Inc. .............      148,100          11,172,294
                                                --------------
                                                    39,035,019
                                                --------------

INDUSTRIAL (0.6%)
Illinois Tool Works Inc.
 (g).........................      168,800          10,655,500
                                                --------------

INSURANCE (1.7%)
American International
 Group, Inc. (g).............      191,550          18,508,519
Conseco, Inc. (g)............      323,400           9,883,913
                                                --------------
                                                    28,392,432
                                                --------------

MEDIA (1.4%)
Chancellor Media Corp.
 (a)(g)......................      252,000          12,064,500
Clear Channel
 Communications, Inc.
 (a)(g)......................      213,900          11,657,550
                                                --------------
                                                    23,722,050
                                                --------------

MEDICAL EQUIPMENT (5.0%)
Guidant Corp. (g)............      268,000          29,547,000
Johnson & Johnson............      276,688          23,207,206
Medtronic, Inc. (g)..........      400,000          29,700,000
                                                --------------
                                                    82,454,206
                                                --------------

MULTI-INDUSTRIAL (2.3%)
Tyco International Ltd. .....      491,475          37,075,611
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 Shares             Value
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

POLLUTION & RELATED (0.9%)
Waste Management, Inc. ......      300,400      $   14,006,150
                                                --------------
RECREATION & ENTERTAINMENT (0.2%)
Fox Entertainment Group, Inc.
 Class A.....................      130,700           3,292,006
                                                --------------

RETAIL (12.0%)
Bed Bath & Beyond, Inc.
 (a)(g)......................      396,000          13,513,500
CVS Corp. ...................      396,400          21,802,000
Dollar General Corp. (g).....      409,746           9,680,250
Fred Meyer, Inc. (a).........      267,900          16,140,975
Home Depot, Inc. (The) (g)...      458,900          28,078,944
Kohl's Corp. (a).............      442,100          27,161,519
Kroger Co. (The) (a)(g)......      309,200          18,706,600
Safeway, Inc. (a)(g).........      550,000          33,515,625
Staples, Inc. (a)............      626,000          27,348,375
                                                --------------
                                                   195,947,788
                                                --------------
SOFTWARE (5.6%)
Computer Associates
 International, Inc. ........      206,325           8,794,603
Compuware Corp. (a)..........      397,900          31,085,937
Microsoft Corp. (a)..........      225,000          31,204,688
Oracle Corp. (a).............      457,750          19,740,469
                                                --------------
                                                    90,825,697
                                                --------------

TECHNOLOGY (3.5%)
Cisco Systems, Inc. (a)......      401,225          37,238,695
Intel Corp. .................      167,500          19,859,219
                                                --------------
                                                    57,097,914
                                                --------------

TELECOMMUNICATION EQUIPMENT
(2.3%)
Lucent Technologies Inc. ....      345,100          37,961,000
                                                --------------

TELECOMMUNICATION SERVICES
(2.0%)
MCI WorldCom, Inc. (a).......      444,728          31,909,234
                                                --------------
Total Common Stocks
 (Cost $485,473,322).........                    1,051,530,971
                                                --------------

PREFERRED STOCKS (0.0%)(b)
CELLULAR TELEPHONE (0.0%)(b)
Centaur Funding Corp.
 Series B
 9.08%, 4/21/20 (c)..........      270,000             280,800
                                                --------------

                                 Shares             Value
--------------------------------------------------------------

PAPER & FOREST PRODUCTS
(0.0%)(b)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(k)(m)....       40,000      $      646,159
                                                --------------
Total Preferred Stocks
 (Cost $935,690).............                          926,959
                                                --------------

                                Principal
                                 Amount
                               -----------
SHORT-TERM INVESTMENTS (2.4%)

COMMERCIAL PAPER (2.4%)
American Express Credit Corp.
 5.85%, due 1/8/99...........  $ 4,920,000           4,914,395
Associates Corp. of North
 America
 5.08%, due 1/4/99...........   23,860,000          23,849,898
Salomon Smith Barney, Inc.
 5.57%, due 1/20/99..........   10,000,000           9,970,557
                                                --------------
Total Short-Term Investments
 (Cost $38,734,850)..........                       38,734,850
                                                --------------
Total Investments
 (Cost $1,088,366,953) (n)...        101.2%      1,655,653,989(o)
Liabilities in Excess of
 Cash and Other Assets.......         (1.2)        (20,285,500)
                                 ---------      --------------
Net Assets...................        100.0%     $1,635,368,489
                                 =========      ==============

-------

 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) May be sold to institutional investors only.
 (d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
 (e) Segregated as collateral for TBA.
 (f) Floating rate. Rate shown is the rate in effect at December 31, 1998.
 (g) Represent securities out on loan or a portion which is out on loan.
 (h) Put Bonds -- May be redeemed prior to maturity for full face value.
 (i) MOPPRS: Mandatory Par Put Remarketed Securities -- Subject to mandatory tender on remarketing dates.
 (j) ADR-American Depository Receipt.
 (k) Restricted security
 (l) Euro-Dollar bond
 (m) Canadian Security
 (n) The cost for Federal income tax purposes is $1,089,454,196.
 (o) At December 31, 1998 net unrealized appreciation was $566,199,793, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $575,920,626 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,720,833.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $1,088,366,953)...........................................       $1,655,653,989
Cash........................................................               38,837
Collateral held for securities loaned, at value (Note 4)....          285,589,179
Receivables:
  Investment securities sold................................            6,326,728
  Dividends and interest....................................            5,097,204
  Fund shares sold..........................................            2,667,884
Other Assets................................................               22,015
                                                                   --------------
      Total assets..........................................        1,955,395,836
                                                                   --------------
LIABILITIES:
Securities lending collateral, at value (Note 4)............          285,589,179
Payables:
  Investment securities purchased...........................           29,590,291
  Fund shares redeemed......................................            2,301,820
  NYLIFE Distributors.......................................            1,237,034
  MainStay Management.......................................              829,923
  Transfer agent............................................              272,852
  Custodian.................................................               12,500
  Trustees..................................................               11,726
Accrued expenses............................................              182,022
                                                                   --------------
      Total liabilities.....................................          320,027,347
                                                                   --------------
Net assets..................................................       $1,635,368,489
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       61,129
  Class B...................................................              593,881
  Class C...................................................                  144
Additional paid-in capital..................................        1,058,097,865
Accumulated undistributed net investment income.............               33,190
Accumulated undistributed net realized gain on
  investments...............................................            9,295,244
Net unrealized appreciation on investments..................          567,287,036
                                                                   --------------
Net assets..................................................       $1,635,368,489
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  152,597,816
                                                                   ==============
Shares of beneficial interest outstanding...................            6,112,943
                                                                   ==============
Net asset value per share outstanding.......................       $        24.96
Maximum sales charge (5.50% of offering price)..............                 1.45
                                                                   --------------
Maximum offering price per share outstanding................       $        26.41
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,482,411,352
                                                                   ==============
Shares of beneficial interest outstanding...................           59,388,114
                                                                   ==============
Net asset value and offering price per share outstanding....       $        24.96
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $      359,321
                                                                   ==============
Shares of beneficial interest outstanding...................               14,393
                                                                   ==============
Net asset value and offering price per share outstanding....       $        24.96
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  4,205,820
  Interest..................................................    35,931,336
                                                              ------------
    Total income............................................    40,137,156
                                                              ------------
Expenses:
  Distribution--Class B.....................................     9,745,543
  Distribution--Class C.....................................           218
  Management................................................     9,133,099
  Service--Class A..........................................       319,120
  Service--Class B..........................................     3,248,275
  Service--Class C..........................................            77
  Transfer agent............................................     3,243,762
  Shareholder communication.................................       299,446
  Recordkeeping.............................................       169,320
  Custodian.................................................       152,565
  Registration..............................................       108,905
  Professional..............................................        98,205
  Trustees..................................................        43,737
  Miscellaneous.............................................        62,100
                                                              ------------
    Total expenses before waiver............................    26,624,372
Fees waived by Manager......................................      (371,167)
                                                              ------------
    Net expenses............................................    26,253,205
                                                              ------------
Net investment income.......................................    13,883,951
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   105,931,200
Net change in unrealized appreciation on investments........   218,222,952
                                                              ------------
Net realized and unrealized gain on investments.............   324,154,152
                                                              ------------
Net increase in net assets resulting from operations........  $338,038,103
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $8,069.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   13,883,951   $   17,020,528
  Net realized gain on investments..........................     105,931,200      109,727,203
  Net change in unrealized appreciation on investments......     218,222,952       69,750,696
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     338,038,103      196,498,427
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (2,124,948)      (1,703,308)
    Class B.................................................     (11,787,858)     (14,973,462)
    Class C.................................................            (451)        --
  From net realized gain on investments:
    Class A.................................................     (10,013,091)      (8,289,909)
    Class B.................................................     (98,019,575)     (94,264,958)
    Class C.................................................         (22,717)        --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (121,968,640)    (119,231,637)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      47,181,125       40,593,664
    Class B.................................................     192,230,492      149,185,825
    Class C.................................................         333,029         --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      11,361,962        9,901,054
    Class B.................................................     107,387,116      107,180,050
    Class C.................................................          23,067         --
                                                              --------------   --------------
                                                                 358,516,791      306,860,593
  Cost of shares redeemed:
    Class A.................................................     (33,765,899)     (16,589,193)
    Class B.................................................    (211,986,554)    (159,856,590)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     112,764,338      130,414,810
                                                              --------------   --------------
      Net increase in net assets............................     328,833,801      207,681,600
NET ASSETS:
Beginning of year...........................................   1,306,534,688    1,098,853,088
                                                              --------------   --------------
End of year.................................................  $1,635,368,489   $1,306,534,688
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $       33,190   $       56,945
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                                  --------------------------------------------------
                                                                               Year ended December 31,
                                                                  --------------------------------------------------
                                                                    1998          1997          1996          1995
                                                                  --------      --------      --------      --------
Net asset value at beginning of period......................      $  21.44      $  20.09      $  18.53      $  14.76
                                                                  --------      --------      --------      --------
Net investment income.......................................          0.39          0.40          0.37          0.42
Net realized and unrealized gain (loss) on investments......          5.29          3.19          2.07          3.77
                                                                  --------      --------      --------      --------
Total from investment operations............................          5.68          3.59          2.44          4.19
                                                                  --------      --------      --------      --------
Less dividends and distributions:
  From net investment income................................         (0.39)        (0.40)        (0.37)        (0.42)
  From net realized gain on investments.....................         (1.77)        (1.84)        (0.51)           --
                                                                  --------      --------      --------      --------
Total dividends and distributions...........................         (2.16)        (2.24)        (0.88)        (0.42)
                                                                  --------      --------      --------      --------
Net asset value at end of period............................      $  24.96      $  21.44      $  20.09      $  18.53
                                                                  ========      ========      ========      ========
Total investment return (a).................................         26.93%        18.24%        13.22%        28.66%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          1.66%         1.86%          1.9%          2.5%
    Net expenses............................................          1.16%         1.15%          1.1%          1.1%
    Expenses (before waiver)................................          1.18%         1.15%          1.1%          1.1%
Portfolio turnover rate.....................................           169%          182%          173%          228%
Net assets at end of period (in 000's)......................      $152,598      $108,329      $ 68,975      $ 19,206

-------

     The Fund changed its fiscal year end from August 31 to
 *   December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Class B                                        Class C
  ---------------------------------------------------------------------------   --------------
                                                    September 1                 September 1**
              Year ended December 31,                 through      Year ended      through
  -----------------------------------------------   December 31    August 31,    December 31,
     1998         1997         1996        1995        1994**         1994           1998
  ----------   ----------   ----------   --------   ------------   ----------   --------------
  $    21.45   $    20.10   $    18.53   $  14.76     $  15.28      $  15.42        $21.70
  ----------   ----------   ----------   --------     --------      --------        ------
        0.21         0.29         0.27       0.33         0.11          0.38          0.11
        5.28         3.19         2.08       3.77        (0.52)        (0.02)         5.03
  ----------   ----------   ----------   --------     --------      --------        ------
        5.49         3.48         2.35       4.10        (0.41)         0.36          5.14
  ----------   ----------   ----------   --------     --------      --------        ------
       (0.21)       (0.29)       (0.27)     (0.33)       (0.11)        (0.37)         (.11)
       (1.77)       (1.84)       (0.51)        --           --         (0.13)        (1.77)
  ----------   ----------   ----------   --------     --------      --------        ------
       (1.98)       (2.13)       (0.78)     (0.33)       (0.11)        (0.50)        (1.88)
  ----------   ----------   ----------   --------     --------      --------        ------
  $    24.96   $    21.45   $    20.10   $  18.53     $  14.76      $  15.28        $24.96
  ==========   ==========   ==========   ========     ========      ========        ======
       25.96%       17.65%       12.73%     27.96%       (2.65%)        2.41%        23.94%
        0.91%        1.36%         1.4%       2.0%         2.5%+         2.5%         0.91%+
        1.91%        1.65%         1.6%       1.7%         1.7%+         1.7%         1.91%+
        1.93%        1.65%         1.6%       1.7%         1.7%+         1.7%         1.93%+
         169%         182%         173%       228%          74%          273%          169%
  $1,482,411   $1,198,206   $1,029,878   $860,881     $648,725      $639,619        $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the sub-

Notes to Financial Statements

adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the sub-adviser to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

RESTRICTED SECURITY. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at December 31, 1998:

                                                                                                Percent
                                                  Acquisition                       12/31/98       of
                    Security                         Date       Shares     Cost      Value     Net Assets
                    --------                      -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc. 5.00%,
  Class A Preferred Stock.......................    5/4/98      40,000   $665,691   $646,159      0.0%(a)
                                                                         ========   ========      ====

-------
(a)  Less than one tenth of a percent.

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll transactions ("MDRs") for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

MainStay Total Return Fund

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required. A permanent book-tax difference of $5,551 has been reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income due to the tax treatment of gains (losses) on paydowns and tax treatment of foreign currency gains.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the year ended December 31, 1998 the Manager earned $9,133,099 and waived $371,167 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Total Return Fund

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $67,358 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $908,734 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $3,243,762.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $37,233 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $169,320 for the year ended December 31, 1998.

NOTE 4--PORTFOLIO SECURITIES LOANED:

At December 31, 1998, the Fund had portfolio securities with a fair market value of $280,187,742 on loan to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Investments made with cash collateral at December 31, 1998:

                                                               Principal
                                                                Amount         Value
                                                              -----------   ------------
SHORT-TERM COMMERCIAL PAPER
Associates First Capital Corp.
  5.622%, due 4/5/99.......................................   $30,000,000   $ 30,000,000
Bankers Trust NY Corp.
  5.15%, due 2/3/99........................................    43,000,000     42,966,374

                                                               Principal
                                                                Amount         Value
                                                              -----------   ------------

SHORT-TERM COMMERCIAL PAPER (Continued)
Certain Funding Corp.
  5.527%, due 1/11/99......................................   $36,600,000   $ 36,421,067
Certain Funding Corp.
  5.777%, due 1/20/99......................................    25,000,000     24,884,201
Concord Minutemen
  5.351%, due 1/19/99......................................    30,000,000     29,604,000
Concord Minutemen
  5.445%, due 1/27/99......................................    20,000,000     19,796,378
Corporate Receivables Corp.
  5.593%, due 1/22/99......................................    25,000,000     24,807,292
Countrywide Home
  5.053%, due 1/4/99.......................................     7,930,000      7,925,550
First Tennessee Bank
  5.20%, due 1/26/99.......................................    10,000,000     10,000,000
Greenwich Funding Corp.
  5.677%, due 1/20/99......................................    12,230,000     12,172,417
Midland International PLC
  5.15%, due 3/17/99.......................................    17,000,000     17,011,900
                                                                            ------------
                                                                             255,589,179
                                                                            ------------

REPURCHASE AGREEMENT
Bear Stearns & Co., Inc.
  5.59%, due 12/31/99
  (Collateralized by $31,270,000
     GS Mortgage Securities Corp. II
     6.562%, due 4/13/31
     Market Value $32,725,931).............................    30,000,000     30,000,000
                                                                            ------------
                                                                            $285,589,179
                                                                            ============

Net income earned on securities lending amounted to $458,322, net of broker fees and rebates, for the year ended December 31, 1998, which is included as interest income on the Statement of Operations.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of U.S. Government securities, other than short-term securities, were $1,759,924 and $1,695,379, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $683,315 and $680,795, respectively.

MainStay Total Return Fund

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Period ended              Year ended
                                                    December 31, 1998         December 31, 1997
                                               ----------------------------   -----------------
                                               Class A   Class B   Class C*   Class A   Class B
                                               -------   -------   --------   -------   -------
Shares sold.................................    2,028     8,196       13       1,913     6,882
Shares issued in reinvestment of dividends
  and distributions.........................      470     4,431        1         471     5,106
                                               ------    ------       --       -----    ------
                                                2,498    12,627       14       2,384    11,988
Shares redeemed.............................   (1,437)   (9,102)      --        (766)   (7,372)
                                               ------    ------       --       -----    ------
Net increase................................    1,061     3,525       14       1,618     4,616
                                               ======    ======       ==       =====    ======

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------

(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2) An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

(4) "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6) As of 6/2/97, this Fund was closed to new investors.

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax, Capital gains, if any, may also be taxed.

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
  * As of December 31, 1998.
[MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN15-02/99

  [RECYCLE LOGO]

                                                      MAINSTAY TOTAL RETURN FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


                                                                [BACKCOVER LOGO]

                                                               TABLE OF CONTENTS
                                                              President's Letter                          2
                                                              MainStay Value Fund Highlights              3
                                                              $10,000 Invested in the MainStay Value
                                                              Fund versus S&P 500 and Inflation--Class
                                                              A, Class B, & Class C Shares                4
                                                              Portfolio Management Discussion and
                                                                Analysis                                  5
                                                              Year-by-Year Performance                    6
                                                              Diversification by Industry--Top 5          7
                                                              Portfolio Composition                      10
                                                              Returns & Lipper Rankings                  12
                                                              Top 10 Equity Holdings                     14
                                                              10 Largest Purchases                       14
                                                              10 Largest Sales                           14
                                                              Portfolio of Investments                   15
                                                              Financial Statements                       17
                                                              Notes to Financial Statements              22
                                                              Report of Independent Accountants          27
                                                              The MainStay Funds                         28

President's Letter

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds. Interest rate cuts, which generally have a positive impact on municipal bond prices, had only a minimal impact because of the large number of municipal issuers seeking to refinance at lower rates.

If there's a lesson to be learned from 1998, it's the importance of being guided by long-range objectives rather than short-term results.

MORE CHOICES FROM MAINSTAY

At MainStay, we added seven new Funds and four new subadvisors in 1998--to give you more ways to diversify your investments and help you cope with volatile markets. Today, MainStay offers an indexed Fund that seeks to track the market and 21 actively managed Funds whose portfolio managers seek to provide competitive returns over time. Each of our Funds pursues its objective with a carefully defined investment process, including strict guidelines on diversification and risk management.

The following report will tell you more about the specific events that affected your MainStay investment in 1998, with commentary from the portfolio managers who guided your Fund through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 1999

MainStay Value Fund Highlights

                               1998 MARKET RECAP

- In 1998, the U.S. stock market provided double-digit returns for the fourth consecutive year, with advances dominated by large-capitalization growth stocks in the technology and pharmaceutical sectors.

- As the Asian financial crisis unfolded, low inflation, declining interest rates, and falling commodity prices had a negative impact on economically sensitive value sectors.

- Amid extreme volatility in the equity markets, many investors virtually ignored traditional value measures such as low price-to-earnings ratios and instead sought refuge in the market's largest and most familiar names, with little regard for valuation.

- Although value stocks traditionally outperform in declining markets, investors continued to focus on growth investments as many stock prices fell in the third quarter of 1998.

- A spirit of confidence by many investors was reflected in the high prices of several Internet stocks with little history and virtually no earnings.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Value Fund returned -7.41% for Class A shares and -8.09% for both Class B and Class C shares,* excluding all sales charges.

- The Fund maintained its strict deep-value disciplines throughout 1998, despite the preference by many investors for large-capitalization growth stocks.

- The Fund had an overweighted position in electric utilities that provided positive returns, but was hurt by energy investments, which suffered from declining oil prices.

- Purchasing financial services stocks after the market correction had a positive impact on performance, while certain retail and sporting goods stock purchases based on restructuring potential had a negative impact on the Fund in 1998.

- All share classes underperformed the average Lipper* growth & income fund, which returned 15.61% for the year.

-------
* See footnote and table on page 12 for more information on Lipper Inc. Performance figures for Class C shares include the historical performance of Class B shares from 1/1/98 through 8/31/98.

                                                                               3
                                                                               -

$10,000 Invested in the
MainStay Value Fund versus
S&P 500 and Inflation

CLASS A SHARES SEC Returns: 1-year -12.50%, 5-year 10.79%, 10-year 13.82%

                                  [LINE GRAPH]

                                                   MAINSTAY VALUE FUND              S&P 500*                   INFLATION(+)
                                                   -------------------              --------                   ------------
 12/88                                                     9450                       10000                       10000
 12/89                                                    11470                       13162                       10464
 12/90                                                    10777                       12754                       11118
 12/91                                                    15223                       16631                       11449
 12/92                                                    18194                       17897                       11788
 12/93                                                    20659                       19694                       12111
 12/94                                                    20614                       19954                       12426
 12/95                                                    26538                       27444                       12749
 12/96                                                    32334                       33740                       13171
 12/97                                                    39410                       44996                       13395
 12/98                                                    36490                       57855                       13611

CLASS B & CLASS C SHARES Class B SEC Returns: 1-year -12.69%, 5-year 11.25%,
                         10-year 14.19%
                         Class C SEC Returns: 1-year -9.01%, 5-year 11.51%, 10-year 14.19%

                                  [LINE GRAPH]

                                                   MAINSTAY VALUE FUND              S&P 500*                   INFLATION(+)
                                                   -------------------              --------                   ------------
 12/88                                                    10000                       10000                       10000
 12/89                                                    12138                       13162                       10464
 12/90                                                    11404                       12754                       11118
 12/91                                                    16109                       16631                       11449
 12/92                                                    19253                       17897                       11788
 12/93                                                    21862                       19694                       12111
 12/94                                                    21814                       19954                       12426
 12/95                                                    27924                       27444                       12749
 12/96                                                    33820                       33740                       13171
 12/97                                                    41019                       44996                       13395
 12/98                                                    37699                       57855                       13611

   ---------------

   Past performance is no guarantee of future results. The
   Class A graph assumes an initial investment of $10,000 made on 12/31/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 12/31/88 through 12/31/94. Performance data for the two classes vary after this date based on differences in their load and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply to the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/88 and includes the historical performance of Class B shares for periods 12/31/88 through 8/31/98. Performance data for the two classes vary after this date based on differences in their load. Returns shown do not reflect the CDSC, as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. It is not possible to make an investment directly into an index.

(+)Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(*) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%. About two-thirds of the market's gains, however, occurred in the 25 largest issues. Severe corrections among smaller-capitalization stocks were largely overshadowed by tremendous gains in large technology and pharmaceutical stocks.

As the Asian crisis unfolded, low inflation, declining interest rates, and falling commodity prices helped focus the attention of many investors on growth stocks and had a negative impact on economically sensitive value sectors. Extreme market volatility surrounding problems in Russia and Latin America caused a general flight to quality, with many investors seeking a "safe haven" in long-term U.S. government bonds and many of the stock market's largest and most familiar names.

Throughout the year, many investors seemed to ignore traditional value measures, preferring a "bigger is better" approach, regardless of cost or price-to-earnings ratios. As a result, value stocks, which traditionally outperform in declining markets, severely underperformed when the market tumbled almost 20% at the end of August. Many smaller deep-value stocks experienced their worst relative performance since the decade began.

In addition to ignoring traditional valuation criteria, many investors showed enthusiasm for Internet stocks. Many of these issues had little history and virtually no earnings, yet soared to record high prices, attracting a level of attention that was reminiscent of biotechnology stocks in the early 1990s.

HOW DID THE MAINSTAY VALUE FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Value Fund returned -7.41% for Class A shares and -8.09% for Class B and Class C shares(+) for the year ended 12/31/98, excluding all sales charges. All share classes underperformed the average Lipper(++) growth & income fund, which returned 15.61% for the year.

WHY DID THE FUND UNDERPERFORM ITS PEERS?

There were a variety of reasons, but the most significant ones have to do with our value disciplines and the category with which the Fund was compared. By virtually every measure, 1998 was a year for large-capitalization growth stocks. Our value disciplines usually lead us to invest in smaller-capitalization value names, which were among the worst-performing stocks in 1998. Because of the Fund's pure value orientation, it generally underperformed funds that were growth oriented in 1998. As a result, the Fund underperformed its peer group which includes growth and income funds that pursue growth disciplines as well as funds that pursue value disciplines.

Yet even within the narrower, value stock universe, our deep-value approach seemed to run contrary to the market's preference for large, familiar names, regardless of cost or underlying value. We continued to seek stocks with low price-to-earnings ratios and low price to cash flow ratios, even

VOLATILITY
--------------------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

CORRECTION
--------------------
A shift in security prices, bringing them more in line with historically appropriate levels.

INFLATION
--------------------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

COMMODITIES
--------------------
Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

-------
*    See footnote on page 4 for more information on the S&P 500.

(+) Performance for Class C shares includes the historical performance of Class B shares from 1/1/98 through 8/31/98.

(++) See footnote and table on page 12 for more information on Lipper Inc.



                                                                               5
                                                                               -

GROWTH VERSUS VALUE
--------------------
Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

PRICE-TO-EARNINGS RATIO
--------------------
The price of a stock divided by its earnings per share.

PRICE TO CASH FLOW RATIO
--------------------
The relationship between the price of a stock and the amount of free cash flow the company is able to generate.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote 8 on page 12 for more information on performance.

CLASS B & CLASS C SHARES

                                  [BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09

Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote* on page 12 for more information on performance.

though in some cases the market seemed to reward stocks with high prices and high price-to-earnings ratios. Finally, our concentration in traditional value sectors, such as energy and basic materials, contributed to the Fund's underperformance as financial problems in Asia, Russia, and Latin America unfolded, bringing lower prices for oil and other major commodities.

Fortunately, the declines in traditional deep-value sector stock prices helped us add to many of the Fund's positions at what we believe to be very attractive prices. So while the Fund underperformed its peers in 1998, we believe that the Fund is positioned to lead its peers once investors recognize the attractiveness of value stocks.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 12/31/98

[PIE CHART]

                                                            Financial-
Oil & Gas Services      Insurance           Banks         Miscellaneous          Electric Power Companies     All Others
------------------      ---------           -----         -------------          ------------------------     ----------
             14.0%          11.2%            7.7%                  6.7%                              6.5%          53.9%

Actual percentages will vary over time.


WHAT WERE SOME OF THE DECISIONS THAT HELPED THE FUND IN 1998?

Although the Fund is generally underweighted in technology stocks, one of our most successful decisions was to purchase Adaptec, a major supplier in hardware and software to speed data to the user. We purchased the stock for the Fund in the second quarter, and when the Asian crisis caused a correction in the technology sector, the stock dropped about 50%. At that time, we were even more convinced that the stock was undervalued, so we doubled the Fund's position when it fell to $10. By the end of 1998, Adaptec stock was trading well above the Fund's average purchase price for the stock, which provided a significant gain for the portfolio. The story reflects exactly what we try to do in the Fund--buy at low prices and profit as value is realized.

Another significant decision for the Fund involved its investment in Philip Morris. The Fund has bought and sold the stock many times over the years, but we made a significant purchase for the Fund in the second quarter after the bulk of the negative publicity about tobacco litigation had already driven down the stock price. At the time, Philip Morris was one of the worst-performing stocks, but we recognized that even discounting what we believed to be the risk to investors as a result of existing and potential lawsuits, the company's assets were worth more than the stock's value. Apparently the market finally realized what we saw in the stock, which recovered substantially and was one of the Fund's best-performing stocks in 1998.

A third positive decision was to add to the Fund's holdings of electric utilities in the first half of the year, with stocks like Texas Utilities, FPL Group, OGE Energy, Niagara Mohawk, and Energy East. The Fund's utility stocks performed very well during the market correction in the third quarter, actually increasing in value as the stock market declined nearly 20%. Later in the year, we sold some of the Fund's utility holdings to take profits. One significant sale was FPL Group, a Florida utility, which the Fund sold at a market high, with a positive impact on the Fund's performance.

WEIGHTING
--------------------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

                                                                               7
                                                                               -

RESTRUCTURING
--------------------
Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

We reinvested the proceeds of the Fund's utility stock sales in financial services stocks, including SLM Holding, Washington Mutual, MGIC Investments, and Conseco, all of which appeared to be very undervalued on a relative basis. All of these stocks were trading in the range of 10 to 11 times earnings, when the price of stocks in general was nearing 25 times earnings. Each of these financial services stocks had a positive impact on the Fund for the year.

WERE THERE MAJOR DECISIONS THAT HAD A NEGATIVE IMPACT?

Yes there were. As the price of oil declined, we purchased stocks of several midsized energy companies, including Unocal, Union Pacific Resources, Noble Affiliates, and Oryx for the Fund, believing that they were attractively priced. The Asian financial crisis reduced manufacturing output, which had a negative impact on the demand for oil and contributed to declining oil prices. We continued to purchase more energy stocks for the Fund at successively lower prices throughout the year. In retrospect, we believe our purchasing decisions were premature, and the overall effect was negative in 1998. As industry fundamentals shift and Asian economies begin to stabilize, we believe the Fund's strong commitment to energy stocks should be rewarded.

WHAT OTHER SIGNIFICANT PURCHASES DID YOU MAKE FOR THE FUND IN 1998?

In the third quarter of 1998, we increased the Fund's HMO stock exposure with the initial purchase of United Healthcare stock at what we believed to be bargain basement prices, considering excellent management, strong financial characteristics, and stock repurchases by the company. We bought the stock for the Fund in the mid-$30 range and it has been up ever since, so we believe both the selection and timing were positive for the portfolio.

A stock we bought that didn't work out as well was Toys "R" Us. Although the company met all of our deep-value disciplines, management of the company failed to deliver on its promises. Earnings have been disappointing and a promised restructuring has not been successful to date. Although the Fund still holds the stock, we're watching the situation closely.

WHAT OTHER SECURITIES DID YOU SELL DURING THE YEAR?

One of the Fund's successful sales was its position in Ford Motor Company. We purchased the stock for the Fund at an attractive price and sold it in July at a substantial profit. At the time, we believed the auto sector was fully valued, and the stock did decline after we sold it. So we believe the sale was positive for the portfolio.

A less successful sale was the stock of Coltec Industries, an aerospace and industrial manufacturing company. When we purchased the stock for the Fund, we thought the company was an excellent value and might be a takeover target. Although we were right on both counts, offers from two potential acquirers failed to come close to our original cost. In December, since we no longer believed that the management of the company was acting in the best interests of its shareholders, we decided to cut the Fund's losses by selling the shares. This had a negative impact on the Fund's performance.

On a more positive note, the Fund sold two deep-value stocks, Lexmark (a laser printer company) and Allegiance (a health care provider), when they reached the Fund's target values. The Fund sold Lexmark in the third quarter for a 69% gain and Allegiance in July for a gain of 50%. These were two of the best performers in the portfolio, and although both stocks rose after the Fund sold them, they performed more like growth stocks than value candidates and were no longer appropriate holdings for the Fund's portfolio.

WERE THERE OTHER SIGNIFICANT SALES DURING THE YEAR?

Yes, we sold the Fund's position in Tenneco, an automotive parts and packaging company, as part of our decision to cut back on economically sensitive sectors. This was a positive move for the portfolio as these sectors generally performed poorly, even though the Fund took a small loss on the stock. In September, the Fund sold its holdings in Crown Cork & Seal, a paper, glass, and plastic container company that was suffering from its exposure to Asia and South America. The company had lowered its earnings forecasts earlier in the year, and the Fund sold based on fears that the company would do so again. Although the Fund sold at a loss, the stock has continued to underperform.

The Fund also sold its position in American Airlines, which was positive not only because the Fund made a profit, but also because the price fell after we sold it. In the fourth quarter, the Fund sold its position in Columbia/HCA, a health care provider that was suffering from continued disappointing earnings and the inability to effectively restructure its operations. The stock was sold at a loss and has continued to underperform.

The Fund also sold its position in Georgia Gulf, a commodity chemicals company and Goodyear, the tire and rubber products company, because of their Asian exposure. Both stocks had a negative impact on performance.

BESIDES LEXMARK AND ALLEGIANCE, WHAT WERE THE FUND'S BEST-PERFORMING STOCKS?

We already mentioned that the Fund sold Ford shares at a substantial profit, which made it the Fund's third-best performer. The Fund also profited from the sale of its holdings in Echlin, an auto parts company, whose stock advanced dramatically when the company was acquired by Dana Corporation, one of the world's largest suppliers of automotive parts.

The Fund also earned a 49% return on US West, as it benefited from the reappraisal of the telecommunications group. Finally, the Fund's investment in the insurance giant CIGNA provided a 37%(sec.) return, which contributed positively to the Fund's overall performance.

WHAT ABOUT NEGATIVE PERFORMERS?

In a difficult market for value stocks, the Fund had more losers than winners. Perhaps the worst cases were two stocks that the Fund purchased on their restructuring potential. One was Venator, formerly known as Woolworth. We believe the name change confused the market, and the company shifted into athletic footwear, which is primarily manufactured in the Far East, when the Asian market collapsed. The ensuing earnings disappointment was poorly received by investors, and Venator stock lost over half of its value in 1998.

-------
(sec.) Return reflects performance for the one-year period ended
       12/31/98.

                                                                               9
                                                                               -

Another failed restructuring candidate was Callaway Golf, a manufacturer of golf equipment, that simply failed to perform up to our expectations. The stock was purchased at a very cheap relative price, but continued to decline throughout the year as Asian conditions worsened.

Union Pacific Resources is a leveraged oil company whose stock the Fund bought too early. The price declined 50% over the course of the year, and we have added to the Fund's position, believing the market will see the company's value when oil prices begin to stabilize.

Finally, Northwest Airlines, which is the principal air link between the United States and the Far East, had a dismal year because the Asian crisis hurt its sales and a labor strike reduced its profits. The Fund continues to hold the stock, believing its long-term potential will be realized as Asia stabilizes and the strike fades from recent memory.

AT YEAR END, WHERE WAS THE FUND OVERWEIGHTED AND UNDERWEIGHTED?

As of 12/31/98, the Fund was overweighted in financial services, energy, electric utilities, basic materials, and HMOs. We believe that the disparity between the prices of these stocks and their earnings potential gives them better prospects than the market as a whole. Since stocks in technology, pharmaceuticals, and consumer staples tend to have high prices and high price-to-earnings ratios, they don't fit our value disciplines and were underweighted in the Fund's investment portfolio at the end of 1998. The Fund has not participated in the rise of Internet stocks, since they represent the exact opposite of what we look for in long-range investments.

WHAT IS YOUR OUTLOOK FOR VALUE STOCKS?

In 1998, the Federal Reserve Board Chairman described the stock market's performance as "irrational exuberance." When investors seem to ignore basic fundamentals such as the relationships between price, company worth, cash flow, and earnings, we tend to agree with his assessment. Ultimately, however, we believe many investors will have to ask themselves if what they're buying is worth the cost. At that point, we believe value stocks will once again become

PORTFOLIO COMPOSITION AS OF 12/31/98

[PIE CHART]

Common Stock           98.3%
Cash Equivalents &
  Other Assets, less
  Liabilities           1.4%
Preferred Stock         0.3%

Actual percentages will vary over time.

10
-
desirable investments and that the Fund's deep-value portfolio may provide attractive returns.

We believe we have already seen the beginnings of a global recession, with problems throughout Asia, Russia, and Latin America. We have already seen some stabilization in Asia and may see improvements in Latin America over time. We believe that as signs of economic strength return, more investors will begin to focus on stocks which represent value over time. It is important to remember that value stocks have traditionally outperformed growth stocks over full market cycles. Whatever changes the markets may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Denis Laplaige
Portfolio Manager
MacKay Shields Financial Corporation


Past performance is
no guarantee of
future results.

                                                                              11
                                                                               -

Returns & Lipper Rankings as of 12/31/98

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                              LIFE OF FUND
             1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A   -7.41%   12.05%     14.47%         11.45%
    Class B   -8.09%   11.51%     14.19%         11.24%
    Class C   -8.09%   11.51%     14.19%         11.24%

   FUND SEC RETURNS*

                                              LIFE OF FUND
             1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/98
    Class A  -12.50%   10.79%     13.82%         10.95%
    Class B  -12.69%   11.25%     14.19%         11.24%
    Class C   -9.01%   11.51%     14.19%         11.24%

   FUND LIPPER+ RANKINGS & LIPPER CATEGORY RETURNS AS OF 12/31/98

                                                                     LIFE OF FUND
                            1 YEAR       5 YEARS       10 YEARS    THROUGH 12/31/98
    Class A              750 out of        n/a           n/a          370 out of
                         768 funds                                    387 funds
    Class B              754 out of    303 out of    116 out of       100 out of
                         768 funds     310 funds     148 funds        112 funds
    Class C                  n/a           n/a           n/a            n/a
    Average Lipper
    growth &
    income fund             15.61%        18.35%        15.53%         13.53%

   FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE PERIOD ENDED 12/31/98

             NAV 12/31/98   INCOME    CAPITAL GAINS
    Class A     $17.16      $0.2270      $2.6774
    Class B     $17.15      $0.0643      $2.6774
    Class C     $17.15      $0.0330      $2.6774

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their load and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their load.

12
-

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of fund return is from the period of the Class B shares' initial offering through 12/31/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86; Class C shares on 9/1/98.

                                                                              13
                                                                               -

-------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Top 10 Equity Holdings as of 12/31/98

                             HOLDING                                    AMOUNT
   Philip Morris Cos.                                                 $43,348,910
   US West Inc.                                                        41,683,125
   Texas Utilities Co.                                                 35,711,269
   Washington Mutual, Inc.                                             35,701,494
   Citigroup Inc.                                                      32,258,160
   Allstate Corp. (The)                                                31,119,390
   CIGNA Corp.                                                         29,494,719
   Bank One Corp.                                                      29,258,659
   SLM Holding Corp.                                                   28,560,000
   Tosco Corp.                                                         26,910,000

10 Largest Purchases for the year ended 12/31/98

                        SECURITY                            AMOUNT OF PURCHASE
   Union Pacific Resources Group Inc., 6.25% Common
       Stock and Preferred Stock                                   $47,918,555
   Texas Utilities Co.                                              41,751,713
   Browning-Ferris Industries Inc.                                  31,600,131
   Washington Mutual, Inc.                                          31,366,700
   US West Inc.                                                     30,628,168
   Oryx Energy Co.                                                  30,431,434
   Tosco Corp.                                                      29,568,284
   Raychem Corp.                                                    28,318,351
   Reynolds Metals Co.                                              28,054,237
   Conseco, Inc.                                                    27,850,914

10 Largest Sales for the year ended 12/31/98

                           SECURITY                               AMOUNT OF SALE
   Ford Motor Co.                                                    $40,450,464
   FPL Group, Inc.                                                    38,186,835
   AT&T Corp.                                                         36,737,315
   Lexmark International Group, Inc. Class A                          33,689,417
   PG&E Corp.                                                         31,938,164
   Central & South West Corp.                                         31,796,871
   Georgia-Pacific Corp. and Timber Group                             28,177,255
   Allegiance Corp.                                                   26,462,074
   Williams Cos., Inc.                                                25,696,170
   Xerox Corp.                                                        25,583,423

14
-

Portfolio of Investments December 31, 1998

                                  Shares            Value
--------------------------------------------------------------
COMMON STOCKS (98.3%)+

AEROSPACE/DEFENSE (2.7%)
Northrop Grumman Corp. .......    265,000       $   19,378,125
Raytheon Co. Class A..........    300,000           15,506,250
                                                --------------
                                                    34,884,375
                                                --------------

AIRLINES (1.3%)
Northwest Airlines Corp. Class
 A (a)........................    652,400           16,676,975
                                                --------------

ALUMINUM (1.9%)
Reynolds Metals Co. ..........    468,000           24,657,750
                                                --------------
AUTO PARTS & EQUIPMENT (1.7%)
LucasVarity PLC ADR (b).......    661,400           22,156,900
                                                --------------
BANKS (7.7%)
Bank One Corp. ...............    572,997           29,258,659
BankAmerica Corp. ............    392,986           23,628,283
Washington Federal, Inc. .....    397,200           10,600,275
Washington Mutual, Inc. ......    934,900           35,701,494
                                                --------------
                                                    99,188,711
                                                --------------
BEVERAGES--ALCOHOLIC (2.0%)
Anheuser-Busch Cos., Inc. ....    386,500           25,364,062
                                                --------------

BUILDING MATERIALS (0.4%)
Sherwin-Williams Co. (The)....    182,300            5,355,062
                                                --------------

CHEMICALS (2.1%)
Agrium Inc. ..................  1,064,500            9,247,844
IMC Global Inc. ..............    855,910           18,295,076
                                                --------------
                                                    27,542,920
                                                --------------
COMPUTERS--NETWORKING (2.0%)
Adaptec Inc. (a)..............  1,456,700           25,583,294
                                                --------------
CONSUMER FINANCE (0.6%)
Countrywide Credit
 Industries, Inc. ............    147,400            7,397,637
                                                --------------

CONTAINERS--METAL & GLASS (1.7%)
Owens-Illinois Inc. (a).......    715,510           21,912,494
                                                --------------

--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.


                                  Shares            Value
--------------------------------------------------------------

ELECTRIC POWER COMPANIES (6.5%)
Energy East Corp. ............    277,200       $   15,661,800
Illinova Corp. ...............    628,200           15,705,000
Niagara Mohawk Power Corp.
 (a)..........................  1,028,100           16,578,112
Texas Utilities Co. ..........    764,900           35,711,269
                                                --------------
                                                    83,656,181
                                                --------------

ELECTRONICS (1.5%)
Raychem Corp. ................    604,300           19,526,444
                                                --------------

FINANCIAL--MISCELLANEOUS (6.7%)
Citigroup Inc. ...............    651,680           32,258,160
Equitable Cos., Inc. (The)....    451,250           26,116,094
SLM Holding Corp. ............    595,000           28,560,000
                                                --------------
                                                    86,934,254
                                                --------------

HEALTH CARE (1.9%)
United HealthCare Corp. ......    567,000           24,416,438
                                                --------------

HEAVY DUTY TRUCKS & PARTS (1.8%)
Dana Corp. ...................    561,510           22,951,721
                                                --------------

HOTEL/MOTEL (1.7%)
Harrah's Entertainment, Inc.
 (a)..........................  1,398,100           21,932,694
                                                --------------

INSURANCE (11.2%)
Allstate Corp. (The)..........    805,680           31,119,390
Chubb Corp. ..................    328,945           21,340,307
CIGNA Corp. ..................    381,500           29,494,719
Conseco, Inc. ................    842,600           25,751,962
MGIC Investment Corp. ........    487,100           19,392,669
Transamerica Corp. ...........    146,260           16,893,030
                                                --------------
                                                   143,992,077
                                                --------------

LEISURE TIME (0.3%)
Callaway Golf Co. ............    369,600            3,788,400
                                                --------------

MACHINERY--DIVERSIFIED (2.0%)
American Standard Cos. Inc.
 (a)..........................    721,200           25,918,125
                                                --------------

METALS--MINING (0.5%)
Phelps Dodge Corp. ...........    116,900            5,947,288
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (4.6%)
Coastal Corp. (The)...........    714,900           24,976,819
Consolidated Natural Gas
 Co. .........................    381,000           20,574,000
Keyspan Energy Corp. .........    453,728           14,065,568
                                                --------------
                                                    59,616,387
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                                              15
                                                                               -

MainStay Value Fund

                                  Shares            Value
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS SERVICES (14.0%)
Apache Corp. .................    689,100       $   17,442,844
Noble Affiliates, Inc. .......    633,000           15,587,625
Occidental Petroleum Corp. ...    981,028           16,554,848
Ocean Energy, Inc. (a)........  1,950,000           12,309,375
Oryx Energy Co. (a)...........  1,250,300           16,800,906
Santa Fe Energy Resources,
 Inc. (a).....................  1,454,500           10,726,937
Texaco Inc. ..................    225,600           11,928,600
Tosco Corp. ..................  1,040,000           26,910,000
Union Pacific Resources
 Group Inc. ..................  1,975,500           17,902,969
Unocal Corp. .................    700,850           20,456,059
Valero Energy Corp. ..........    649,700           13,806,125
                                                --------------
                                                   180,426,288
                                                --------------
PAPER & FOREST PRODUCTS (1.1%)
Bowater Inc. .................    342,035           14,173,075
                                                --------------

POLLUTION CONTROL (1.8%)
Browning-Ferris Industries
 Inc. ........................    801,700           22,798,344
                                                --------------

RAILROADS (1.1%)
CSX Corp. ....................    348,875           14,478,313
                                                --------------

RETAIL (3.4%)
Federated Department Stores,
 Inc. (a).....................    546,870           23,823,024
Payless ShoeSource, Inc.
 (a)..........................    163,500            7,745,813
Penney (J.C.) Co., Inc. ......    106,500            4,992,188
Venator Group, Inc. (a).......  1,142,300            7,353,556
                                                --------------
                                                    43,914,581
                                                --------------

STEEL (0.7%)
UCAR International Inc. (a)...    525,000            9,351,562
                                                --------------

TELECOMMUNICATIONS--LONG DISTANCE (1.9%)
AT&T Corp. ...................    324,680           24,432,170
                                                --------------

TELEPHONE (4.4%)
Nippon Telegraph & Telephone
 Corp. ADR (b)(c).............    410,700           15,401,250
US West Inc. .................    645,000           41,683,125
                                                --------------
                                                    57,084,375
                                                --------------

                                  Shares            Value
--------------------------------------------------------------

TEXTILES--APPAREL MANUFACTURERS (2.2%)
Jones Apparel Group, Inc.
 (a)..........................    715,900       $   15,794,544
Liz Claiborne, Inc. ..........    413,800           13,060,562
                                                --------------
                                                    28,855,106
                                                --------------

TOBACCO (4.9%)
Philip Morris Cos. ...........    810,260           43,348,910
RJR Nabisco Holdings Corp. ...    662,880           19,679,250
                                                --------------
                                                    63,028,160
                                                --------------
Total Common Stocks
 (Cost $1,287,166,367)........                   1,267,942,163
                                                --------------

PREFERRED STOCK (0.3%)

RAILROADS (0.3%)
Union Pacific Capital Trust
 $6.25 (d)....................     90,000            4,072,500
                                                --------------
Total Preferred Stock
 (Cost $4,500,000)............                       4,072,500
                                                --------------
                                Principal
                                  Amount
--------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)

COMMERCIAL PAPER (0.6%)
Associates Corp. of North
 America
 5.08%, due 1/4/99............  $6,865,000           6,862,093
                                                --------------
Total Short-Term Investment
 (Cost $6,862,093)............                       6,862,093
                                                --------------
Total Investments
 (Cost $1,298,528,460) (e)....       99.2%       1,278,876,756(f)
Cash and Other Assets,
 Less Liabilities.............        0.8           10,682,411
                                    -----          -----------
Net Assets....................      100.0%      $1,289,559,167
                                    =====       ==============


-------
 (a) Non-income producing security.
 (b) ADR-American Depository Receipt.
 (c) Segregated as collateral for forward foreign currency contract.
 (d) May be sold to institutional investors only.
 (e) The cost for Federal income tax purposes is $1,300,688,148.
 (f) At December 31, 1998, net unrealized depreciation was $21,811,392, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $141,031,981 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $162,843,373.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16
-

Statement of Assets and Liabilities as of December 31, 1998

ASSETS:
Investment in securities, at value (identified cost
  $1,298,528,460)...........................................       $1,278,876,756
Cash........................................................                4,966
Receivables:
  Investment securities sold................................           10,713,167
  Fund shares sold..........................................            2,595,665
  Dividends and interest....................................            3,077,211
                                                                   --------------
        Total assets........................................        1,295,267,765
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            3,262,835
  NYLIFE Distributors.......................................            1,016,733
  MainStay Management.......................................              633,343
  Transfer agent............................................              267,449
  Custodian.................................................               12,625
  Trustees..................................................               10,487
Accrued expenses............................................              182,656
Unrealized depreciation on forward foreign currency
  contract..................................................              322,470
                                                                   --------------
        Total liabilities...................................            5,708,598
                                                                   --------------
Net assets..................................................       $1,289,559,167
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       66,979
  Class B...................................................              684,773
  Class C...................................................                   47
Additional paid-in capital..................................        1,302,724,413
Accumulated undistributed net investment income.............               35,686
Accumulated undistributed net realized gain on
  investments...............................................            6,021,443
Net unrealized depreciation on investments..................          (19,651,704)
Net unrealized depreciation on forward foreign currency
  contract..................................................             (322,470)
                                                                   --------------
Net assets..................................................       $1,289,559,167
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  114,925,257
                                                                   ==============
Shares of beneficial interest outstanding...................            6,697,933
                                                                   ==============
Net asset value per share outstanding.......................       $        17.16
Maximum sales charge (5.50% of offering price)..............                 1.00
                                                                   --------------
Maximum offering price per share outstanding................       $        18.16
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,174,553,683
                                                                   ==============
Shares of beneficial interest outstanding...................           68,477,265
                                                                   ==============
Net asset value and offering price per share outstanding....       $        17.15
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $       80,227
                                                                   ==============
Shares of beneficial interest outstanding...................                4,677
                                                                   ==============
Net asset value and offering price per share outstanding....       $        17.15
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Operations for the year ended December 31, 1998

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  27,858,592
  Interest..................................................      3,972,872
                                                              -------------
    Total income............................................     31,831,464
                                                              -------------
Expenses:
  Distribution--Class B.....................................     10,241,200
  Distribution--Class C.....................................            126
  Management................................................      8,378,478
  Service--Class A..........................................        330,584
  Service--Class B..........................................      3,413,612
  Service--Class C..........................................             44
  Transfer agent............................................      3,252,067
  Shareholder communication.................................        339,982
  Recordkeeping.............................................        176,604
  Custodian.................................................        142,473
  Registration..............................................        124,098
  Professional..............................................         98,900
  Trustees..................................................         44,775
  Miscellaneous.............................................         56,850
                                                              -------------
    Total expenses..........................................     26,599,793
                                                              -------------
Net investment income.......................................      5,231,671
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTION:
Net realized gain on investments............................    145,578,486
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (275,500,485)
  Forward foreign currency transaction......................       (322,470)
                                                              -------------
Net unrealized loss on investments and forward foreign
  currency transaction......................................   (275,822,955)
                                                              -------------
Net realized and unrealized loss on investments.............   (130,244,469)
                                                              -------------
Net decrease in net assets resulting from operations........  $(125,012,798)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $171,683.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1998             1997
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    5,231,671   $    9,591,228
  Net realized gain on investments..........................     145,578,486      181,024,677
  Net change in unrealized appreciation on investments......    (275,500,485)      61,934,892
  Net change in unrealized depreciation on forward foreign
    currency transaction....................................        (322,470)              --
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (125,012,798)     252,550,797
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (1,398,114)      (1,202,485)
    Class B.................................................      (4,044,247)      (8,257,288)
    Class C.................................................             (99)              --
  From net realized gain on investments:
    Class A.................................................     (15,558,746)     (13,228,344)
    Class B.................................................    (159,288,098)    (152,902,098)
    Class C.................................................         (10,773)              --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (180,300,077)    (175,590,215)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      53,394,132       55,171,252
    Class B.................................................     224,286,153      316,208,814
    Class C.................................................          78,500               --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      16,141,993       14,100,085
    Class B.................................................     159,214,986      157,601,498
    Class C.................................................          10,864               --
                                                              --------------   --------------
                                                                 453,126,628      543,081,649
  Cost of shares redeemed:
    Class A.................................................     (51,885,082)     (23,231,392)
    Class B.................................................    (329,969,309)    (165,777,574)
    Class C.................................................              (2)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      71,272,235      354,072,683
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (234,040,640)     431,033,265
NET ASSETS:
Beginning of year...........................................   1,523,599,807    1,092,566,542
                                                              --------------   --------------
End of year.................................................  $1,289,559,167   $1,523,599,807
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $       35,686   $      246,475
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                              Year ended December 31,
                                                                  ------------------------------------------------
                                                                    1998          1997         1996         1995
                                                                  --------      --------      -------      -------
Net asset value at beginning of period......................      $  21.76      $  20.34      $ 18.25      $ 14.66
                                                                  --------      --------      -------      -------
Net investment income.......................................          0.23          0.27         0.30         0.29
Net realized and unrealized gain (loss) on investments......         (1.92)         4.10         3.66         3.91
                                                                  --------      --------      -------      -------
Total from investment operations............................         (1.69)         4.37         3.96         4.20
                                                                  --------      --------      -------      -------
Less dividends and distributions:
  From net investment income................................         (0.23)        (0.27)       (0.30)       (0.29)
  From net realized gain on investments.....................         (2.68)        (2.68)       (1.57)       (0.32)
                                                                  --------      --------      -------      -------
Total dividends and distributions...........................         (2.91)        (2.95)       (1.87)       (0.61)
                                                                  --------      --------      -------      -------
Net asset value at end of period............................      $  17.16      $  21.76      $ 20.34      $ 18.25
                                                                  ========      ========      =======      =======
Total investment return (a).................................         (7.41%)       21.88%       21.84%       28.74%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          1.03%         1.22%         1.6%         1.5%
    Expenses................................................          1.09%         1.11%         1.1%         1.2%
Portfolio turnover rate.....................................            83%           61%          47%          48%
Net assets at end of period (in 000's)......................      $114,925      $124,011      $73,259      $25,258

-------

 *   The Fund changed its fiscal year end from August 31 to
     December 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

                                      Class B                                         Class C
    ---------------------------------------------------------------------------   ---------------
                                                      September 1                 September 1,**
                Year ended December 31,                 through      Year Ended       through
    -----------------------------------------------   December 31,   August 31,    December 31,
       1998         1997         1996        1995        1994*          1994           1998
    ----------   ----------   ----------   --------   ------------   ----------   ---------------
    $    21.74   $    20.32   $    18.25   $  14.66     $  16.30      $  15.90        $18.16
    ----------   ----------   ----------   --------     --------      --------        ------
          0.06         0.15         0.20       0.19         0.04          0.06          0.03
         (1.91)        4.10         3.64       3.91        (1.03)         1.04          1.67
    ----------   ----------   ----------   --------     --------      --------        ------
         (1.85)        4.25         3.84       4.10        (0.99)         1.10          1.70
    ----------   ----------   ----------   --------     --------      --------        ------
         (0.06)       (0.15)        (.20)     (0.19)       (0.03)        (0.06)        (0.03)
         (2.68)       (2.68)       (1.57)     (0.32)       (0.62)        (0.64)        (2.68)
    ----------   ----------   ----------   --------     --------      --------        ------
         (2.74)       (2.83)       (1.77)     (0.51)       (0.65)        (0.70)        (2.71)
    ----------   ----------   ----------   --------     --------      --------        ------
    $    17.15   $    21.74   $    20.32   $  18.25     $  14.66      $  16.30        $17.15
    ==========   ==========   ==========   ========     ========      ========        ======
         (8.09%)      21.29%       21.11%     28.01%       (6.03%)        7.26%         9.88%
          0.28%        0.70%         1.1%       0.9%         0.8%+         0.5%         0.28%+
          1.84%        1.63%         1.6%       1.8%         1.8%+         1.9%         1.84%+
            83%          61%          47%        48%          11%           53%           83%
    $1,174,554   $1,399,589   $1,019,307   $708,840     $472,365      $449,789        $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income. It is not designed or managed primarily to produce current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the sub-adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current

22
-

Notes to Financial Statements

market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the sub-adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at December 31, 1998:

                                                             Contract       Contract
                                                              Amount         Amount       Unrealized
                                                               Sold         Purchased    Depreciation
                                                          --------------   -----------   ------------
Foreign Currency Sale Contract
Japanese Yen vs. U.S. Dollar, expiring 3/16/99..........  1,722,381,500 yen $15,100,000    $ (322,470)

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                                                              23
                                                                               -

MainStay Value Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 1998 the Manager earned $8,378,478.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a

24
-

Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $90,483 for the year ended December 31, 1998. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $1,412,491 for the year ended December 31, 1998.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1998 amounted to $3,252,067.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or the NYLIFE Distributors, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $40,365 for the year ended December 31, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $176,604 for the year ended December 31, 1998.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by the regulations, to treat $322,470 of qualifying capital losses that arose during the year as if they arose on January 1, 1999.

                                                                              25
                                                                               -

MainStay Value Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,177,572 and $1,186,878, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        Period ended               Year ended
                                                     December 31, 1998         December 31, 1997
                                                ----------------------------   ------------------
                                                Class A   Class B   Class C*   Class A    Class B
                                                -------   -------   --------   -------    -------
Shares sold...................................   2,517     10,295      4        2,485     14,271
Shares issued in reinvestment of dividends and
  distributions...............................     959      9,561      1          661      7,405
                                                ------    -------      --      ------     ------
                                                 3,476     19,856      5        3,146     21,676
Shares redeemed...............................  (2,478)   (15,747)    --       (1,049)    (7,460)
                                                ------    -------      --      ------     ------
Net increase..................................     998      4,109      5        2,097     14,216
                                                ======    =======      ==      ======     ======

-------
 *   First offered on September 1, 1998.

26
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

                                                                              27
                                                                               -

The MainStay(R) Funds

 AGGRESSIVE GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  SMALL CAP GROWTH FUND(1)           Seeks long-term capital appreciation by investing      MacKay Shields
                                     primarily in securities of small-cap companies.        Financial Corporation(2)
  SMALL CAP VALUE FUND(1)            To seek long-term capital appreciation by investing    Dalton, Greiner,
                                     primarily in securities of small-cap companies.        Hartman, Maher & Co.

 GROWTH FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  INTERNATIONAL EQUITY FUND(3)       To provide long-term growth of capital commensurate    MacKay Shields
                                     with an acceptable level of risk by investing in a     Financial Corporation(2)
                                     portfolio consisting primarily of non-U.S. equity
                                     securities. Current income is a secondary
                                     objective.
  CAPITAL APPRECIATION FUND          To seek long-term growth of capital. Dividend          MacKay Shields
                                     income, if any, is an incidental consideration.        Financial Corporation(2)
  BLUE CHIP GROWTH FUND              To seek capital appreciation by investing primarily    Gabelli Asset
                                     in securities of large-capitalization companies.       Management Company
                                     Current income is a secondary investment objective.
  EQUITY INDEX FUND                  To provide investment results that correspond to       Monitor Capital
                                     the total return performance (and reflect              Advisors, Inc.(2)
                                     reinvestment of dividends) of publicly traded
                                     common stocks represented by the Standard & Poor's
                                     500 Composite Stock Price Index (the "S&P 500
                                     Index" or the "Index").(4)

 GROWTH & INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GROWTH OPPORTUNITIES FUND          To seek long-term growth of capital, with income as    Madison Square
                                     a secondary consideration.                             Advisors, Inc.(2)
  EQUITY INCOME FUND                 To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital appreciation and income.        Financial Corporation(2)
  RESEARCH VALUE FUND                To seek long-term capital appreciation by investing    John A. Levin & Co.,
                                     primarily in securities of large-capitalization        Inc.
                                     companies.

-------
1 Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

2 An indirect wholly owned subsidiary of New York Life Insurance Company.

3 Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

28
-

               FUND                                       OBJECTIVE                                SUBADVISOR

  VALUE FUND                         To realize maximum long-term total return from a       MacKay Shields
                                     combination of capital growth and income. It is not    Financial Corporation(2)
                                     designed or managed primarily to produce current
                                     income.
  STRATEGIC VALUE FUND(3,5)          To seek maximum long-term total return from a          MacKay Shields
                                     combination of common stocks, convertible              Financial Corporation(2)
                                     securities, and high-yield securities. CERTAIN OF
                                     THE FUND'S INVESTMENTS ARE SPECULATIVE.
  CONVERTIBLE FUND(5,6)              To seek capital appreciation together with current     MacKay Shields
                                     income. CERTAIN OF THE FUND'S INVESTMENTS ARE          Financial Corporation(2)
                                     SPECULATIVE.
  TOTAL RETURN FUND                  To realize current income consistent with              MacKay Shields
                                     reasonable opportunity for future growth of capital    Financial Corporation(2)
                                     and income.

 INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  GLOBAL HIGH YIELD FUND(3,5)        To seek to provide maximum current income by           MacKay Shields
                                     investing primarily in high-yield debt securities      Financial Corporation(2)
                                     of non-U.S. issuers. Capital appreciation is a
                                     secondary objective. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  INTERNATIONAL BOND FUND(3)         To seek to provide competitive overall return          MacKay Shields
                                     commensurate with an acceptable level of risk by       Financial Corporation(2)
                                     investing primarily in a portfolio consisting of
                                     non-U.S. (primarily government) debt securities.
  HIGH YIELD CORPORATE               Maximum current income through investment in a         MacKay Shields
  BOND FUND(3,5)                     diversified portfolio of high-yield debt               Financial Corporation(2)
                                     securities. Capital appreciation is a secondary
                                     objective. THE POTENTIAL FOR HIGH YIELD IS
                                     ACCOMPANIED BY HIGHER RISK. CERTAIN OF THE FUND'S
                                     INVESTMENTS ARE SPECULATIVE.
  STRATEGIC INCOME FUND(3,5)         To provide current income and competitive overall      MacKay Shields
                                     return by investing primarily in domestic and          Financial Corporation(2)
                                     foreign debt securities.

4 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

5 High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

6 As of 6/2/97, this Fund was closed to new investors.

                                                                              29
                                                                               -

               FUND                                       OBJECTIVE                                SUBADVISOR

  GOVERNMENT FUND(7)                 To seek a high level of current income, consistent     MacKay Shields
                                     with safety of principal.                              Financial Corporation(2)
  MONEY MARKET FUND                  To seek as high a level of current income as is        MacKay Shields
                                     considered consistent with the preservation of         Financial Corporation(2)
                                     capital and liquidity. Investments in the Fund are
                                     neither insured nor guaranteed by the Federal
                                     Deposit Insurance Corporation or any other
                                     government agency. Although the Fund seeks to
                                     preserve the value of your investment at $1.00 per
                                     share, it is possible to lose money by investing in
                                     the Fund.

 TAX-FREE INCOME FUNDS

               FUND                                       OBJECTIVE                                SUBADVISOR

  CALIFORNIA TAX FREE FUND(8)        To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and             Financial Corporation(2)
                                     California personal income tax, consistent with
                                     preservation of capital. The Fund invests primarily
                                     in municipal securities issued by the State of
                                     California and its political subdivisions,
                                     agencies, and instrumentalities.
  NEW YORK TAX FREE FUND(8)          To seek to provide a high level of current income      MacKay Shields
                                     exempt from regular federal income tax and personal    Financial Corporation(2)
                                     income tax of New York State and its political
                                     subdivisions, including New York City, consistent
                                     with preservation of capital. The Fund invests
                                     primarily in municipal securities issued by the
                                     State of New York and its political subdivisions,
                                     agencies, and instrumentalities.
  TAX FREE BOND FUND(9)              To provide a high level of current income free from    MacKay Shields
                                     regular federal income tax, consistent with the        Financial Corporation(2)
                                     preservation of capital. There may be some
                                     earnings, however, subject to federal tax; and most
                                     may be subject to state and local taxes.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

7 Although some of the instruments the Fund purchases are backed by the U.S.
  government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

8 A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

9 Some of the Fund's income may be subject to the Alternative Minimum Tax.
  Capital gains, if any, may also be taxed.

30
-

                              OFFICERS & TRUSTEES*

     RICHARD M. KERNAN, JR.      Chairman and Trustee
         STEPHEN C. ROUSSIN      President, Chief Executive
                                 Officer, and Trustee
            EDWARD J. HOGAN      Trustee
              HARRY G. HOHN      Trustee
   NANCY MAGINNES KISSINGER      Trustee
           TERRY L. LIERMAN      Trustee
          JOHN B. MCGUCKIAN      Trustee
        DONALD E. NICKELSON      Trustee
             DONALD K. ROSS      Trustee
        RICHARD S. TRUTANIC      Trustee
              WALTER W. UBL      Trustee
         JEFFERSON C. BOYCE      Senior Vice President
           ANTHONY W. POLIS      Chief Financial Officer
         RICHARD W. ZUCCARO      Tax Vice President
        A. THOMAS SMITH III      Secretary

                                DECHERT PRICE & RHOADS
                                    Legal Counsel
   * As of December 31, 1998.

  [MAINSTAY LOGO]

  NYLIFE DISTRIBUTORS INC.
  300 Interpace Parkway, Building A
  Parsippany, New Jersey 07054
  Distributor of the MainStay Funds

  www.mainstayfunds.com

  NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

  This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

  (C)1999. All rights reserved.                                    MSAN16-02/99

  [RECYCLE LOGO]

                                                             MAINSTAY VALUE FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998


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